SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12

RENEWABLE ENERGY GROUP, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Renewable Energy Group, Inc.

416 South Bell Avenue

Ames, Iowa 50010

Dear Stockholders:

You are cordially invited to attend Renewable Energy Group Inc.’s 2011 Annual Meeting of Stockholders on October 26, 2011. The Annual Meeting will begin promptly at 10:00 a.m. Central time at our offices located at 416 South Bell Avenue, Ames, Iowa. We will also be hosting an open house for our investors on October 26, 2011 from 8:30 a.m. to 10 a.m. during which our investors will have the opportunity to tour our operating facility and our research and development facility. At 10:00 a.m., we will begin the Annual Meeting with a discussion and vote on the matters set forth in the enclosed Notice of Annual Meeting of Stockholders, followed by presentations and a report on performance for 2010 and the first six months of 2011. In addition to the election of our directors (Proposal 1), advisory votes related to our executive compensation (Proposals 2 and 3) and ratification of our selection of independent registered public accounting firm for 2011 (Proposal 4), there are several other substantive proposals I would like to highlight.

First, in proposal 5 we are asking all of our stockholders to consider and vote on certain amendments to our 2009 Stock Incentive Plan, which we refer to as the “2009 Plan,” including increasing the number of shares available for issuance under the 2009 Plan. The amendments to our 2009 Plan are designed to enable us to offer meaningful equity incentive packages to officers, non-employee directors, key employees and other key individuals.

Next, as you may know, we are planning to offer our common stock to the public and list our common stock on the Nasdaq Global Market, which we refer to as the proposed initial public offering. In connection with this proposed initial public offering, our Board of Directors has approved two separate amendments and restatements of our certificate of incorporation, consisting of the Second Amended and Restated Certificate of Incorporation, which we refer to as the Second Restated Certificate, and the Third Amended and Restated Certificate of Incorporation, which we refer to as the Third Restated Certificate.

Subject to the approval of our common stockholders at the Annual Meeting, we expect that the Second Restated Certificate would become effective prior to the proposed initial public offering. The Second Restated Certificate provides for the reclassification of our existing common stock into newly issued shares of Class A common stock and the authorization of a new class of common stock that generally would be treated equally, identically and ratably with the Class A common stock with respect to voting, dividends, dissolution or upon a merger or consolidation involving the Company. The Class A common stock will not be listed, but will automatically convert into the new class of common stock, which we intend to list on the Nasdaq Global Market, approximately six months after closing the proposed initial public offering, which is the significant feature of the Class A common stock that differs from the new class of common stock. The purpose of this reclassification and delayed conversion into the new class of common stock is to allow time for the establishment of an orderly trading market for the Company’s shares, which would typically be effected through lock-up agreements between a company’s stockholders and the underwriters for an initial public offering. Given the Company’s large and diverse stockholder base, the two class structure provides a more practical approach to ensuring orderly trading in the period following the proposed initial public offering.

The Second Restated Certificate also provides for a recapitalization of our Series A preferred stock that we believe is necessary to successfully complete the proposed initial public offering. The recapitalization will be effected by the conversion and redemption of our existing Series A preferred stock in exchange for shares of Class A common stock, shares of a newly authorized Series B preferred stock and a contingent cash payment. The purpose of this conversion and redemption is to eliminate certain terms of our Series A preferred stock that we, after consultation with our prospective underwriters, did not consider to be consistent with our plan to establish a public trading market for our common stock.

Finally, our Board of Directors approved a series of alternative reverse stock splits of our Class A common stock ranging from 1-for-1.5 shares to 1-for-5 shares in order that our shares will have a price per share customary for initial public offerings. Our Board of Directors will have discretion to effect any approved reverse stock split or to elect not to effect a stock split.

The foregoing amendments to our certificate of incorporation contained in the Second Restated Certificate are being submitted to holders of our common stock for approval as Proposals 6, 7 and 8 in the enclosed proxy materials. Holders of approximately 41.51% of our outstanding shares of common stock have agreed to vote in favor of these amendments. These amendments have previously been approved by written consent of a majority of our outstanding shares of common stock and Series A preferred stock voting together as a single class, as well as by the holders of a majority of our Series A preferred stock and the “preferred supermajority” that is required to approve these amendments under our certificate of incorporation.

It is contemplated that our Third Restated Certificate will be filed and become effective immediately following the closing of our proposed initial public offering. The Third Restated Certificate contains certain amendments to our certificate of incorporation that are designed to reduce our vulnerability to an unsolicited takeover attempt, change in control or other business combination. The purpose of these provisions is not to prevent such a transaction in all instances, but rather to prevent such transactions that may be unfair or disadvantageous to us and our stockholders. Among other things, the Third Restated Certificate will establish a classified board of directors, eliminate our stockholders’ right to call a special meeting of stockholders or to act by written consent, fix the size of our Board of Directors at between 5 and 15 members to be determined by our Board of Directors and require a two-thirds vote for certain amendments to our certificate of incorporation. The Third Restated Certificate has received all requisite approvals of stockholders in an action by written consent and details regarding the Third Restated Certificate are provided herein for your information.

Please note that in lieu of preparing a separate annual report to stockholders, we have included in Annex E and Annex F to the attached joint proxy statement/information statement certain audited financial information for the years ended December 31, 2009 and 2010, and certain unaudited financial information for the three and six months ended June 30, 2010 and 2011, and Management’s Discussion and Analysis of this financial information, respectively.

Whether or not you plan to attend the Annual Meeting, please vote as soon as possible. As an alternative to voting in person at the Annual Meeting, you may vote via the Internet, by telephone or by completing and mailing the enclosed proxy card(s). Voting by any of theses methods will ensure your representation at the Annual Meeting.

Your vote is very important to us. I urge you to vote “FOR” the director nominees and “FOR” all proposals that require your vote.

I look forward to seeing you in Ames on October 26, 2011.

Sincerely,

/s/ Jeffrey Stoburg

Jeffrey Stroburg

Chairman

RENEWABLE ENERGY GROUP, INC.

416 South Bell Avenue

Ames, Iowa 50010

Notice of Annual Meeting of Stockholders

October 26, 2011

The 2011 Annual Meeting of Stockholders of Renewable Energy Group, Inc. will be held at our principal executive offices located at 416 South Bell Avenue, Ames, Iowa, 50010, on October 26, 2011, at 10:00 a.m., Central time. We are holding the Annual Meeting to:

1.	Elect twelve directors to serve until the 2012 Annual Meeting of Stockholders and until their successors are elected and qualified;

2.	Hold an advisory “say-on-pay” vote on the compensation of our named executive officers;

3.	Hold an advisory vote on the frequency of the say-on-pay vote;

4.	Ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2011; and

5.	Approve the Amended and Restated 2009 Stock Incentive Plan.

In addition, the holders of our common stock will be asked to vote upon the following proposals at the Annual Meeting:

6.	To approve the amendment and restatement of the Company’s certificate of incorporation to reclassify the Company’s existing common stock as Class A common stock, to create a new class of common stock consisting of 300,000,000 authorized shares and to provide for the rights and preferences of the Class A common stock and common stock and certain other amendments, all as set forth in Article IV, Sections A and B of the Second Amended and Restated Certificate of Incorporation included as Annex A to the attached proxy statement/information statement;

7.	To approve the amendment and restatement of the Company’s certificate of incorporation to provide for the conversion and redemption of the Series A preferred stock in connection with the proposed initial public offering of the Company’s common stock, authorize 3,000,000 shares of Series B preferred stock and to establish the rights, preferences, powers, restrictions and limitations of the Series B preferred stock to be issued in connection with such conversion and redemption and certain other amendments, all as set forth in Article IV, Sections C through F of the Second Amended and Restated Certificate of Incorporation included as Annex A to the attached proxy statement/information statement; and

8.	To approve the amendment and restatement of the Company’s certificate of incorporation to effect, alternatively, as determined by our Board of Directors in its discretion, a 1-for-1.5 reverse stock split, a 1-for-2 reverse stock split, a 1-for-2.5 reverse stock split, a 1-for-3 reverse stock split, a 1-for-3.5 reverse stock split, a 1-for-4 reverse stock split, a 1-for-4.5 reverse stock split or a 1-for-5 reverse stock split in connection with the reclassification of the existing common stock into Class A common stock.

Holders of approximately 41.51% of our outstanding shares of common stock have agreed to vote in favor of Proposals 6, 7 and 8. In addition, proposals 6, 7 and 8 have been adopted in an action by written consent by the holders of a majority of our Series A preferred stock and common stock, voting together as a class, and by the holders of a majority of our Series A preferred stock, as well as the “preferred supermajority” that is required to approve such amendments under our current certificate of incorporation. As such, we are not asking holders of Series A preferred stock for a proxy as to Proposals 6, 7 and 8 and such holders are not requested to send us a proxy regarding these proposals. Information regarding Proposals 6, 7 and 8 is provided to holders of Series A preferred stock for informational purposes and as notice of actions taken by written consent.

Proposals 6, 7 and 8 are each elements of a proposed recapitalization plan that our Board has approved after discussions with our prospective underwriters and consideration of factors that may affect our proposed initial public offering. Accordingly, Proposals 6, 7 and 8 are cross-conditioned upon each being approved by the stockholders. If any of Proposals 6, 7 or 8 is not approved, then none of these proposals (Proposals 6, 7 and 8) will be approved.

We also will transact any other business that may properly come before the Annual Meeting or at any adjournments or postponements of the Annual Meeting.

Our Board of Directors has selected September 29, 2011, as the record date for determining the stockholders entitled to notice of the Annual Meeting and to vote at the Annual Meeting and at any adjournments or postponements.

By Order of the Board of Directors,

/s/ Natalie A. Lischer

Natalie A. Lischer

Secretary

September 29, 2011

YOUR VOTE IS VERY IMPORTANT

Whether or not you plan to attend the Annual Meeting of Stockholders, we urge you to vote and submit your proxy. You may vote over the internet, by telephone or by mailing the enclosed proxy card(s). Please review the instructions on page 4 (“How do I vote my shares?”) of the attached proxy statement/information statement and your proxy card(s) regarding each of these voting options.

Page
ANNUAL MEETING INFORMATION	1

CORPORATE GOVERNANCE	7

DIRECTORS AND EXECUTIVE OFFICERS	10

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	14

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	17

COMPENSATION COMMITTEE REPORT	22

EXECUTIVE COMPENSATION	23

EXECUTIVE COMPENSATION TABLES	28

COMPENSATION OF DIRECTORS	31

AUDIT COMMITTEE REPORT	32

GENERAL INFORMATION	33

PROPOSAL 1 – ELECTION OF DIRECTORS	34

PROPOSAL 2 – “SAY-ON-PAY” ADVISORY VOTE ON EXECUTIVE COMPENSATION	35

PROPOSAL 3 – ADVISORY VOTE ON THE FREQUENCY OF SAY-ON-PAY VOTE	36

PROPOSAL 4 – RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2011	37

PROPOSAL 5 – AMENDMENT OF THE 2009 STOCK INCENTIVE PLAN	38

PROPOSAL 6 – RECLASSIFICATION OF THE COMPANY’S COMMON STOCK	44

PROPOSAL 7 – SPECIAL CONVERSION/REDEMPTION OF SERIES A PREFERRED STOCK, AUTHORIZE 3,000,000 SHARES OF SERIES B PREFERRED STOCK AND ESTABLISH THE RIGHTS OF THE SERIES B PREFERRED STOCK	47

PROPOSAL 8 – REVERSE STOCK SPLITS	68

INFORMATION REGARDING THE THIRD AMENDED AND RESTATED CERTIFICATE OF INCORPORATION	76

ANNEX A – Second Amended and Restated Certificate of Incorporation	A-1

ANNEX B – Third Amended and Restated Certificate of Incorporation	B-1
ANNEX C – Comparison of Rights, Preferences and Privileges of Series A Preferred Stock in current Certificate of Designation to Second Amended and Restated Certificate of Incorporation	C-1

ANNEX D – Amended and Restated 2009 Stock Incentive Plan	D-1

ANNEX E – Management’s Discussion and Analysis of Financial Condition and Results of Operations	E-1

ANNEX F – Financial Statements	F-1

ANNEX G – Opinion of Viant Capital LLC	G-1

-i-

RENEWABLE ENERGY GROUP, INC.

PROXY STATEMENT/INFORMATION STATEMENT

Annual Meeting of Stockholders

October 26, 2011

With respect to Proposals 1, 2, 3, 4 and 5, the enclosed proxy is solicited by our Board of Directors, or Board, from all holders of the Company’s common stock and Series A preferred stock. As to Proposals 6, 7 and 8, a proxy is solicited only from the holders of our common stock because these matters have previously received all required approvals from holders of our Series A preferred stock by written consent. For holders of Series A preferred stock, we are not asking you for a proxy as to Proposals 6, 7 and 8 and you are not requested to send us a proxy regarding these proposals. Information regarding Proposals 6, 7 and 8 is provided to holders of Series A preferred stock for informational purposes and as notice of actions previously taken by written consent of the requisite holders of Series A preferred stock.

The Third Restated Certificate has previously received all required approvals from stockholders by written consent. Accordingly, the information provided under the heading “Information Regarding the Third Amended and Restated Certificate of Incorporation” is for informational purposes and serves as notice of actions previously taken by written consent of the requisite holders of common stock and Series A preferred stock, voting together as a single class.

References to “the Company,” “we,” “us” or “our” throughout this proxy statement/information statement mean Renewable Energy Group, Inc.

This proxy statement/information statement and the accompanying form(s) of proxy are being mailed to stockholders on or about October 7, 2011.

Questions and Answers about the Annual Meeting

When and where will the Annual Meeting be held?

The 2011 Annual Meeting of Stockholders will be held on October 26, 2011, at 10:00 a.m., Central time, at our principal executive offices, which are located at 416 South Bell Avenue, Ames, Iowa.

What items will be voted on at the Annual Meeting?

As to all holders of our common and preferred stock, the purpose of the Annual Meeting is to:

•	Elect twelve directors to serve until the 2012 Annual Meeting of Stockholders and until their successors are elected and qualified;

•	Hold an advisory “say-on-pay” vote on the compensation of our named executive officers;

•	Hold an advisory vote on the frequency of the say-on-pay vote;

•	Ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2011; and

•	Approve the Amended and Restated 2009 Stock Incentive Plan.

As to holders of our common stock only, the purpose of the Annual Meeting is to:

•

Amend and restate the Company’s certificate of incorporation to reclassify the Company’s existing common stock as Class A common stock, to create a new class of common stock consisting of 300,000,000 authorized shares and to provide for the rights and preferences of the Class A common stock and common stock and certain other amendments, all as set forth in Article IV, Sections A and B of the Second Amended and Restated Certificate of Incorporation included as Annex A to this proxy statement/information statement;

•

Amend and restate the Company’s certificate of incorporation to provide for the conversion and redemption of the Series A preferred stock in connection with the proposed initial public offering of the Company’s common stock, authorize 3,000,000 shares of Series B preferred stock and to establish the rights, preferences, powers, restrictions and limitations of the Series B preferred stock to be issued in connection with such conversion and redemption and certain other amendments, all as set forth in Article IV, Sections C through F of the Second Amended and Restated Certificate of Incorporation included as Annex A to this proxy statement/information statement; and

•

Amend and restate the Company’s certificate of incorporation to effect, alternatively, as determined by our Board in its discretion, a 1-for-1.5 reverse stock split, a 1-for-2 reverse stock split, a 1-for-2.5 reverse stock split, a 1-for-3 reverse stock split, a 1-for-3.5 reverse stock split, a 1-for-4 reverse stock split, a 1-for-4.5 reverse stock split or a 1-for-5 reverse stock split in connection with the reclassification of the existing common stock into Class A common stock.

Proposals 6, 7 and 8 have been adopted in an action by written consent by the holders of a majority of our Series A preferred stock and common stock, voting together as a class, and by the holders of a majority of our Series A preferred stock, as well as the “preferred supermajority” that is required to approve such amendments under our current certificate of incorporation. Accordingly, we are not asking holders of Series A preferred stock for a proxy as to Proposals 6, 7 and 8 and such holders are not requested to send us a proxy regarding these proposals. Information regarding Proposals 6, 7 and 8 is provided to holders of Series A preferred stock for informational purposes and as notice of actions previously taken by written consent of the requisite holders of Series A preferred stock.

We will also transact any other business that may properly come before the Annual Meeting or at any adjournments or postponements of the Annual Meeting.

Why are only the common stockholders being asked to vote on Proposals 6, 7 and 8?

Proposals 6, 7 and 8 have been adopted by the holders of the requisite number of shares of our common stock and Series A preferred stock, voting together as a class, and by the holders of a majority of our Series A preferred stock, as well as the “preferred supermajority” that is required to approve such amendments under our current certificate of incorporation. Because Proposals 6, 7 and 8 have already been approved by the holders described above, we are only soliciting the approval of our common stockholders.

Why is the Board proposing the amendments to our certificate of incorporation in Proposals 6, 7 and 8?

On July 18, 2011, the Company filed a registration statement on Form S-1 with the SEC in connection with its plan to offer its stock to the public and list its stock on the Nasdaq Global Market, which we refer to as the “proposed initial public offering.” The reason for the reclassification of our existing common stock as Class A common stock and the offering of a new class of common stock in accordance with Proposal 6 is to allow time for the establishment of an orderly trading market for the Company’s shares, which would typically be effected through lock-up agreements between a company’s stockholders and the underwriters for an initial public offering. Given the Company’s large and diverse stockholder base, the two class structure is intended to allow for the establishment of orderly trading market for our shares in the period following the proposed initial public offering. The purpose of the conversion and redemption of our Series A preferred stock in accordance with Proposal 7 is to eliminate certain terms of our Series A preferred stock that we, after consultation with our prospective underwriters, did not consider to be consistent with our plan to establish a public trading market for our common stock. The purpose of a reverse stock split pursuant to Proposal 8 is to allow the Board to adjust the total number of outstanding shares in order that our shares will have a price per share customary for initial public offerings.

When will these amendments to our certificate of incorporation occur?

Our Board anticipates filing the Second Restated Certificate with the Secretary of State of the State of Delaware prior to the closing of the proposed initial public offering. The Second Restated Certificate will only be filed if the closing of the proposed initial public offering occurs on or before June 30, 2012.

What are the tax consequences of the reclassification, the recapitalization and the reverse stock split?

For a discussion of the tax consequences, please see the section entitled “U.S. Federal Income Tax Consequences of the Reclassification, the Recapitalization Transaction and the Reverse Stock Split.”

What should I do with my share certificates? Should I send them in?

At this time, none of our stockholders should, and are requested not to, submit their certificates. The Company plans to appoint its transfer agent to act as exchange agent for its common stock and Series A preferred stock. We expect the exchange agent will mail a letter of transmittal to our stockholders within 30 days following the closing of the proposed initial public offering. Each holder of common stock will be asked to return their common stock certificate(s) to obtain Class A common stock in book-entry form and any payment for fractional shares due as a result of the proposed reverse stock split, if any. Each former holder of Series A preferred stock will be asked to return their certificate(s) representing Series A preferred stock to obtain their shares of Class A common stock in book-entry form and certificates representing Series B preferred stock and, if applicable, the contingent cash payment and any payment for fractional shares due as a result of the conversion. New shares and any cash payments will only be delivered upon receipt by the exchange agent of your old stock certificate(s), together with the properly executed and completed letter of transmittal.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATE UNTIL THEY ARE REQUESTED TO DO SO.

How does the Board recommend that I vote?

Our Board unanimously recommends that you vote:

•	FOR each director nominee;

•	FOR advisory approval of the “say-on-pay” vote on the compensation of our named executive officers;

•	FOR the advisory approval of the holding of a say-on-pay vote every one year;

•	FOR the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2011;

•	FOR the Amended and Restated 2009 Stock Incentive Plan;

Our Board unanimously recommends that the holders of common stock vote:

•

FOR the amendment and restatement of the Company’s certificate of incorporation to reclassify the Company’s existing common stock as Class A common stock, to create a new class of common stock consisting of 300,000,000 authorized shares and to provide for the rights and preferences of the Class A common stock and common stock and certain other amendments, all as set forth in Article IV, Sections A and B of the Second Amended and Restated Certificate of Incorporation included as Annex A to this proxy statement/information statement;

•

FOR the amendment and restatement of the Company’s certificate of incorporation to provide for the conversion and redemption of the Series A preferred stock in connection with the proposed initial public offering of the Company’s common stock, authorize 3,000,000 shares of Series B preferred stock and to establish the rights, preferences, powers, restrictions and limitations of the Series B preferred stock to be issued in connection with such conversion and redemption and certain other amendments, all as set forth in Article IV, Sections C through F of the Second Amended and Restated Certificate of Incorporation included as Annex A to this proxy statement/information statement; and

•

FOR the amendment and restatement of the Company’s certificate of incorporation to effect, alternatively, as determined by our Board of Directors in its discretion, a 1-for-1.5 reverse stock split, a 1-for-2 reverse stock split, a 1-for-2.5 reverse stock split, a 1-for-3 reverse stock split, a 1-for-3.5 reverse stock split, a 1-for-4 reverse stock split, a 1-for-4.5 reverse stock split or a 1-for-5 reverse stock split in connection with the reclassification of the existing common stock into Class A common stock.

Who is entitled to vote at the Annual Meeting?

Stockholders who owned common stock at the close of business on September 9, 2011, the record date for the Annual Meeting, may vote at the Annual Meeting with respect to Proposals 1 through 8. Stockholders who owned Series A preferred stock on the record date may vote at the annual meeting with respect to Proposal 1 through 5. For each share of common stock or Series A preferred stock held, stockholders are entitled to one vote for as many separate nominees as there are directors to be elected and one vote on all other matters presented. With respect to Proposals 1, 2, 3, 4 and 5, holders of Series A preferred stock and common stock will vote together as one class. Proposals 6, 7 and 8 will be voted upon only by holders of our common stock. Proposals 6, 7 and 8 have been adopted in an action by written consent by the holders of a majority of our Series A preferred stock and common stock, voting together as a class, and by the holders of a majority of our Series A preferred stock, as well as the “preferred supermajority” that is required to approve such amendments under our current certificate of incorporation. As such, holders of Series A preferred stock will not be voting on Proposals 6, 7 and 8 at the Annual Meeting.

Why did I receive two proxy cards?

If you are a holder of common and preferred stock, you should have received two proxy cards. Proxy Card A should be used to vote your shares of Series A preferred stock on Proposals 1, 2, 3, 4 and 5. Proxy Card B should be used to vote your shares of common stock on Proposals 1 through 8. We are not soliciting the vote of our Series A preferred stock on Proposals 6, 7 and 8 and, as such, have mailed a proxy card that does not include those proposals to all holders of our Series A preferred stock.

I only received one proxy card. Do I need to two?

If you hold only common stock or hold only Series A preferred stock but not both, you should have received only one proxy card. If you hold both common stock and Series A preferred stock, you should have received two proxy cards. Please call 1-866-298-4985 to obtain an additional proxy card if you hold both common and preferred stock and have received only one proxy card.

Will people engage in a solicitation of proxies? If so, who will bear the cost of that solicitation?

Certain of our directors, officers and employees may solicit proxies on our behalf by mail, phone, fax, e-mail, or in person. We will bear the cost of the solicitation of proxies. No additional compensation will be paid to our directors, officers or employees who may be involved in the solicitation of proxies.

Who will tabulate the votes and act as inspector of elections?

Natalie A. Lischer, our Secretary, will act as the inspector of election at the Annual Meeting.

How do I vote my shares?

You may vote your shares in one of several ways.

•

Via Internet: Go to http://www.proxyvoting.com/rec.ol and follow the instructions. You will need to enter the Control Number printed on the instructions provided with your proxy materials and on your proxy card(s).

•

By Telephone: Call toll-free 1-866-540-5760 and follow the instructions. You will need to enter the Control Number printed on the instructions provided with your proxy materials and on your proxy card(s) or voting instruction card.

•

In Writing: If you wish to vote by mail, complete, sign, date, and return the proxy card(s) in the envelope that was provided to you, or provide it or a ballot distributed at the Annual Meeting directly to the Inspector of Election at the Annual Meeting when instructed.

•

In Person at the Annual Meeting: If you are a stockholder of record, you may vote by attending the Annual Meeting on October 26, 2011, at 10:00 a.m., Central time, at our principal executive offices, which are located at 416 South Bell Avenue, Ames, Iowa. Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy or vote by telephone or the internet so that your vote will be counted if you later decide not to attend the Annual Meeting.

If you vote via the internet, by telephone or return a proxy card(s) by mail, but do not select a voting preference, the persons who are authorized on the proxy card(s) and through the internet and telephone voting facilities to vote your shares will vote:

•	FOR each director nominee;

•	FOR advisory approval of the “say-on-pay” vote on the compensation of our named executive officers;

•	FOR the advisory approval of the holding of a say-on-pay vote every one year;

•	FOR the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2011; and

•	FOR the Amended and Restated 2009 Stock Incentive Plan.

If you are a common stockholder:

•

FOR the amendment and restatement of the Company’s certificate of incorporation to reclassify the Company’s existing common stock as Class A common stock, to create a new class of common stock consisting of 300,000,000 authorized shares and to provide for the rights and preferences of the Class A common stock and common stock and certain other amendments, all as set forth in Article IV, Sections A and B of the Second Amended and Restated Certificate of Incorporation included as Annex A to this proxy statement/information statement;

•

FOR the amendment and restatement of the Company’s certificate of incorporation to provide for the conversion and redemption of the Series A preferred stock in connection with the proposed initial public offering of the Company’s common stock, authorize 3,000,000 shares of Series B preferred stock and to establish the rights, preferences, powers, restrictions and limitations of the Series B preferred stock to be issued in connection with such conversion and redemption and certain other amendments, all as set forth in Article IV, Sections C through F of the Second Amended and Restated Certificate of Incorporation included as Annex A to this proxy statement/information statement; and

•

FOR the amendment and restatement of the Company’s certificate of incorporation to effect, alternatively, as determined by our Board of Directors in its discretion, a 1-for-1.5 reverse stock split, a 1-for-2 reverse stock split, a 1-for-2.5 reverse stock split, a 1-for-3 reverse stock split, a 1-for-3.5 reverse stock split, a 1-for-4 reverse stock split, a 1-for-4.5 reverse stock split or a 1-for-5 reverse stock split in connection with of the reclassification of the existing common stock into Class A common stock.

If you need assistance in voting your shares, please contact us at 515-239-8091.

How do I change or revoke my proxy?

If you are a stockholder of record, you may revoke your proxy at any time before the Annual Meeting by giving our Corporate Secretary written notice of your revocation or by submitting a later-dated proxy, and you may revoke your proxy at the Annual Meeting by voting by ballot. Attendance at the Annual Meeting, by itself, will not revoke a proxy. You may revoke your proxy by telephone by calling 1-866-540-5760 and following the instructions or via the internet by going to http://www.proxyvoting.com/rec.ol and following the instructions.

What constitutes a quorum for purposes of the Annual Meeting?

On September 29, 2011, the record date, we had 34,834,372 shares of common stock outstanding and 13,455,522 shares of Series A preferred stock outstanding. With respect to proposals 1, 2, 3, 4 and 5, voting can only take place at the Annual Meeting if the holders of a majority of the total number of shares of Series A preferred stock and common stock issued and outstanding and entitled to vote on the record date are present either in person or by proxy. With respect to Proposals 6, 7 and 8, voting can take place at the Annual Meeting only if holders of a majority of the total number of shares of common stock issued and outstanding and entitled to vote on the record date are present either in person or by proxy. Abstentions will be treated as present for purposes of determining the existence of a quorum.

How many votes are required to approve the proposals?

The twelve nominees receiving the highest number of votes, present in person or by proxy at the Annual Meeting will be elected as directors in Proposal 1. The affirmative vote of the holders of a majority of the common stock and preferred stock, voting together, present in person or represented by proxy and entitled to vote, is required to ratify the appointment of our independent registered public accounting firm as set forth in Proposal 4 and to adopt the amendments to the 2009 Stock Incentive Plan as set forth in Proposal 5.

The say-on-pay vote presented in Proposal 2 is an advisory vote and therefore is not binding on the Company, our Compensation Committee or our Board. We value, however, the opinions of our stockholders and the Compensation Committee and our Board will take into account the result of the say-on-pay vote when determining future executive compensation.

The frequency vote presented in Proposal 3 is also an advisory vote. We will, however, take into account the result of the vote when determining the frequency of future say-on-pay votes.

With respect to Proposals 6, 7 and 8, the affirmative vote of a majority of the common stock, voting separately, present in person or represented by proxy at the Annual Meeting and entitled to vote, is required for approval. Holders of approximately 41.51% of our outstanding shares of common stock have agreed to vote in favor of Proposals 6, 7 and 8. Proposals 6, 7 and 8 have been adopted in an action by written consent by the holders of a majority of our Series A preferred stock and common stock, voting together as a class, and by the holders of a majority of our Series A preferred stock, as well as the “preferred supermajority” that is required to approve such amendments under our current certificate of incorporation. Accordingly, we are not asking holders of Series A preferred stock for a proxy as to Proposals 6, 7 and 8 and such holders are not requested to send us a proxy regarding these proposals.

Can I attend the Annual Meeting in person?

We cordially invite and encourage all of our stockholders to attend the Annual Meeting. Persons who are not stockholders may attend only if invited by us. Stockholders of record must bring a copy of the proxy card(s) in order to be admitted to the Annual Meeting. You should also be prepared to present photo identification for admittance.

Will any other matters be presented at the Annual Meeting?

We do not expect any matters, other than those included in this proxy statement/information statement, to be presented at the 2011 Annual Meeting. If other matters are presented, the individuals named as proxies will have discretionary authority to vote your shares on those other matters.

Who can help answer my questions?

If you have any questions about the Annual Meeting, voting or your ownership of our stock, please call us at (515)-239-8091.

CORPORATE GOVERNANCE

Board Composition

Our Board is currently composed of twelve members. Our Board has determined that all members of our Board, except Jeffrey Stroburg, our Chairman, and Daniel J. Oh, our Chief Executive Officer, are “independent” as independence is defined under Nasdaq listing rules, although such rules are not currently applicable to us. Our bylaws provide that the authorized number of board seats shall be not less than one and not more than fourteen, with the exact number to be fixed from time to time by a resolution of the majority of our Board. Each officer serves at the discretion of our Board and holds office until his successor is duly elected and qualified or until his or her earlier resignation or removal. There are no family relationships among any of our directors or executive officers.

We anticipate we will reduce the size of our Board prior to completion of the proposed initial public offering and our Board may elect persons who are not currently directors or nominees effective at the time of the proposed initial public offering in order to add directors with public company experience or for other reasons. We have not yet determined the specifics of any such reduction at this time. In addition, USRG Holdco V, LLC and NGP Technology Partners, L.P., who beneficially own 22.6% and 22.1% of our outstanding fully diluted capital stock, respectively, will each hold the right to appoint a director to our Board for a period from and after the closing of the proposed initial public offering pursuant to an investment agreement. See “Director Nomination Policy” on page 8.

Board Committees

Audit Committee. The Audit Committee provides assistance to our Board in fulfilling its legal and fiduciary obligations in matters involving our accounting, auditing, financial reporting, internal control and legal compliance functions by approving the services performed by our independent registered public accounting firm and reviewing their reports regarding our accounting practices and systems of internal accounting controls. The Audit Committee also oversees the audit efforts of our independent registered public accounting firm and takes those actions as it deems necessary to satisfy itself that the independent registered public accounting firm is independent of management. Our Audit Committee is comprised of Michael Jackson (Chairman), Scott Chesnut and Eric Hakmiller, each of whom is a non-employee member of our Board. We believe that each member of our Audit Committee meets the requirements for independence and financial literacy under the applicable rules and regulations of the United States Securities and Exchange Commission, or SEC rules. Our Board has determined that Michael Jackson is an “audit committee financial expert” as currently defined by SEC rules. The Audit Committee met a total of four times in 2010.

Compensation Committee. The Compensation Committee determines our general compensation policies and the compensation provided to our directors and officers. The Compensation Committee also reviews and determines bonuses for our officers and other employees. In addition, the Compensation Committee reviews and determines equity-based compensation for our directors, officers, employees and consultants and administers our stock incentive plan. Our Compensation Committee also oversees our corporate compensation programs. Our Compensation Committee is currently comprised of Chris Sorrells (Chairman), Scott Chesnut, Mike Jackson and Jonathan Koch. We believe that the composition of our Compensation Committee meets the criteria for independence under, and the functioning of our compensation committee complies with the applicable requirements of, the Sarbanes-Oxley Act of 2002 and SEC rules. The Compensation Committee met a total of four times in 2010.

Nominating and Governance Committee. The Nominating and Governance Committee is responsible for making recommendations to our Board regarding candidates for directorships and the size and composition of our Board. In addition, the Nominating and Governance Committee is responsible for overseeing our corporate governance guidelines and reporting and making recommendations to our Board concerning corporate governance matters. The members of the Nominating and Governance Committee are Delbert Christensen (Chairman), Paul Chatterton, Randy Howard and Chris Sorrells. We believe that the composition of our Nominating and Governance Committee meets the criteria for independence under, and the functioning of our Nominating and Governance Committee currently complies with the applicable requirements of, the Sarbanes-Oxley Act of 2002, and SEC rules. The Nominating and Governance Committee did not meet in 2010.

Board Meetings

Our Board and its committees met a total of 17 times in 2010. During 2010, all of our directors attended at least 75% of the meetings of our Board held during their tenure and 75% of the meetings, if any, of the Board committees upon which they served and held during their tenure. Our Board does not have a policy requiring director attendance at annual meetings of our stockholders.

Director Nomination Policy

Our Nominating and Governance Committee is responsible for identifying, evaluating, recruiting and recommending qualified candidates to our Board for nomination or election. Our Board nominates directors for election at each annual meeting of stockholders, and elects new directors to fill vacancies if they occur.

The holders of a majority of our outstanding shares of common stock and Series A preferred stock are parties to a Stockholder Agreement, which commits each of them to vote their shares as follows:

•

one representative, currently Christopher Sorrells, designated by Natural Gas Partners VIII, L.P. and NGP Energy Technology Partners L.P. (collectively “NGP”), with NGP having the right to designate a second director upon NGP’s written request,

•	one representative, currently Paul Chatterton, designated by ED & F Man Holdings BV,

•	one representative, currently Eric Hakmiller, designated by Bunge North America, Inc.,

•	one representative, currently Jonathan Koch, designated by U.S. Biodiesel Group, and

•	five representatives, currently Jeffrey Stroburg, Scott P. Chesnut, Delbert Christensen, Randolph L. Howard and Michael A. Jackson, designated by West Central Cooperative.

As a result of the voting commitments in the Stockholder Agreement to which our majority stockholders are parties, each of the nine directors named above will receive a majority of the votes and accordingly will be re-elected.

In addition, under the Stockholder Agreement and pursuant to the terms of the agreements by which we acquired Blackhawk Biofuels, LLC and Central Iowa Energy, LLC, we were obligated to nominate and elect to our Board Ronald L. Mapes (the designee of Blackhawk Biofuels, LLC) and Don Huyser (the designee of Central Iowa Energy, LLC) to our Board, although there is no continuing obligation to elect Mr. Mapes and Mr. Huyser to our Board.

Because most of our directors are nominated pursuant to the Stockholder Agreement by the stockholders named above, we have not adopted a policy whereby the Company’s stockholders may recommend nominees to the Nominating and Governance Committee of our Board.

Compensation Committee Interlocks and Insider Participation

Chris Sorrells, Scott Chesnut, Mike Jackson, and Jonathan Koch served as members of our Compensation Committee during 2010. All are outside, independent directors, and none of our named executive officers served as a director or as a member of a Compensation Committee of any business entity employing any of our directors during 2010.

Communications with Directors

Stockholders and interested parties may contact our directors to provide comments, to report concerns, or to ask a question, by mail at the following address:

Secretary

Renewable Energy Group, Inc.

416 South Bell Avenue

Ames, Iowa 50010

Board Leadership Structure

Our Board of Directors selects the Chairman of the Board in the manner and upon the criteria that it deems best for the Company at the time of selection. The Board of Directors does not have a prescribed policy on whether the roles of the Chairman and Chief Executive Officer should be separate or combined, but recognizes the value to the Company of the separation of these positions. The Board will continue to evaluate whether this leadership structure is in the best interests of the stockholders on a regular basis.

Our Chairman, Mr. Stroburg, presides over each Board meeting. The Chairman serves as liaison between the Chief Executive Officer and the other directors, approves meeting agendas and schedules and notifies other members of the Board of Directors regarding any significant concerns of stockholders or interested parties of which he becomes aware. The Chairman presides at stockholders meetings and provides advice and counsel to the Chief Executive Officer.

Code of Ethics For Senior Financial Officers

We have adopted a Code of Ethics for Senior Financial Officers that applies to senior management and provides for accurate, full, fair and timely financial reporting and the reporting of information related to significant deficiencies in internal controls, fraud and legal compliance.

Board Role in Risk Oversight

One of the many responsibilities of our Board is to provide oversight of our risk management practices to ensure appropriate risk management systems are employed throughout the Company.

Our Board’s standing committees support our Board by regularly addressing various issues within their respective areas of oversight. The Audit Committee’s responsibilities include reviewing and overseeing major financial risk exposures and the steps management has taken to monitor and control these exposures. Management, on a regular basis, provides the Audit Committee with its assessment and mitigation efforts in regards to particular risks facing the Company that have been identified through the risk management process. Our Audit Committee also reviews with our independent auditors the adequacy and effectiveness of our internal controls over financial reporting.

The Compensation Committee assists our Board in fulfilling its risk management oversight responsibilities associated with risks arising from our compensation policies and programs. Each year management and the Compensation Committee review whether risks arising from our compensation policies and practices for our employees are reasonably likely to have a material adverse effect on the Company. The Nominating and Governance Committee assists our Board in fulfilling its risk management oversight responsibilities associated with risks related to corporate governance structures and processes. Each of the committee chairs, as appropriate, reports to the full Board at regular meetings concerning the activities of the committee, the significant issues it has discussed and the actions taken by the committee.

DIRECTORS AND EXECUTIVE OFFICERS

The following table lists the names, ages and positions of our named executive officers and directors. The ages of the individuals are provided as of August 31, 2011.

Name	Age	Position
Jeffrey Stroburg	61	Chairman
Daniel J. Oh	46	President and Chief Executive Officer
Chad Stone	41	Chief Financial Officer
Paul Chatterton	40	Director
Scott P. Chesnut	61	Director
Delbert Christensen	62	Director
Eric Hakmiller	48	Director
Randolph L. Howard	60	Director
Don Huyser	52	Director
Michael A. Jackson	56	Director
Jonathan Koch	42	Director
Ronald L. Mapes	70	Director
Christopher D. Sorrells	42	Director

Jeffrey Stroburg has served as a director since June 2006. Mr. Stroburg served as our Chief Executive Officer from June 2006 to September 2011. Mr. Stroburg concurrently serves as Chief Executive Officer of West Central, a position he has held since October 1999. He has also held the position of President of West Central since July 2003. Prior to joining West Central, Mr. Stroburg was Vice President and Chief Operating Officer of the Eastern Ag Region of Land O’ Lakes, an agricultural cooperative, from 1998 to 1999. From 1997 to 1998, Mr. Stroburg was President and Chief Executive Officer of Countrymark Cooperative, a refiner and distributor of diesel, gasoline and other petroleum products. From 1987 to 1997, Mr. Stroburg was President and Chief Executive Officer of Hamilton Farm Bureau Cooperative and held positions within the Missouri Farmers Association. From 1997 to 1998, Mr. Stroburg also served as a director for A.C. Toepfer International, a Hamburg, Germany trading company for agricultural products, and as a director for CF Industries, a fertilizer manufacturing company. Mr. Stroburg currently serves on the board of directors for the National Council of Farmer Cooperatives, the Associated Benefits Corporation, the Biosciences Alliance of Iowa, the Cooperative Business International, and the Iowa State University’s Center for Crops Utilization Research Industry/Stakeholder Advisory Board. Mr. Stroburg holds a B.S. from Iowa State University. Mr. Stroburg was nominated as a director by West Central.

Our Board believes that Mr. Stroburg’s experience, knowledge, skills and expertise as our previous Chief Executive Officer and his knowledge of our operations and effectiveness of our business strategies provides a valuable perspective to our Board and adds significant value. Additionally, Mr. Stroburg’s current experience as the Chief Executive Officer of West Central and prior experience as Chief Executive Officer of Countrymark Cooperative, as well as a number of executive positions with other agriculture and refining companies, are integral to our Board’s assessment of business opportunities and strategic options for our company. Additionally, Mr. Stroburg’s service and experience as a director for other boards, including active involvement in strategy, strengthen the governance and functioning of our Board.

Daniel J. Oh has served as our Chief Executive Officer and as a director since September 2011 and President since April 2009. Mr. Oh served as our Chief Operating Officer from June 2007 to September 2011, our Chief Financial Officer and Executive Vice President from June 2006 to June 2007 and as Secretary from August 2006 until March 2009. From May 2004 to May 2006, Mr. Oh served at Agri Business Group, Inc., or ABG, an agribusiness management consulting firm, including as Associate Director, Director and Vice President. Prior to joining ABG, Mr. Oh served in several different positions, including Senior Financial Analyst, Financial Team Member and Manager, in the Corporate Finance and Investment Banking area of the Corporate Strategy and

Business Development Group at Eli Lilly and Company, a global pharmaceutical company, from August 2001 to May 2004. From 2000 to August 2001, Mr. Oh served as a consultant with McKinsey & Company, a leading consulting firm, where he focused on the pharmaceutical industry. From 1987 to 1998, Mr. Oh served as an officer in the United States Army, earning the rank of Major. Mr. Oh holds an M.B.A. from the University of Chicago with concentrations in finance, accounting and strategic management as well as a B.S. with a concentration in economics from the United States Military Academy. Mr. Oh serves as a director for the Ames Chamber of Commerce. Mr. Oh’s employment agreement with us provides that he will serve as a director.

Our Board believes that Mr. Oh’s experience, knowledge, skills and expertise as our current President and Chief Executive Officer and his knowledge of our operations and business strategies gained over his five years of service to us in various roles provides a valuable perspective to our Board and adds significant value. Additionally, extensive industry knowledge, Mr. Oh’s prior experience as a director and executive at ABG, as well as his financial and investment banking experience at Eli Lilly and McKinsey & Company, are integral to our Board’s assessment of business opportunities and strategic options for our company.

Chad Stone has served as our Chief Financial Officer since August 2009. Prior to joining us, he was a Director at Protiviti Inc., a global business consulting and internal audit firm, from October 2007 to May 2009. From August 1997 to September 2007, Mr. Stone served as Director with PricewaterhouseCoopers and was a manager at Arthur Andersen from July 1992 to August 1997. He holds an M.B.A. in Finance from the University of Chicago, Graduate School of Business and a B.B.A in Accounting from the University of Iowa. He is also a Certified Public Accountant.

Paul Chatterton has served as a member of our Board since June 2009. In January 2011, he became the Commercial Director of Industrials Division at ED & F Man, a sugar, molasses, palm oil, coffee, cocoa and biofuels trading company. Mr. Chatterton has served as Managing Director of ED & F Man Biofuels Ltd since 2006 and a board member of the Molasses & Palm Oil Trading, Feed Products, Third Party Storage and Biofuels Division with ED & F Man. From January 2001 to June 2006, Mr. Chatterton was the General Manager of Westway Terminals Europe, an international bulk liquid storage provider. From 1992 to 1997, Mr. Chatterton worked in different trading and commercial roles for Cargill, Incorporated and then ED & F Man. Mr. Chatterton holds a M.A. from Oxford University. He was nominated as a director by ED & F Man Holdings BV.

Our Board believes that Mr. Chatterton’s experience, knowledge, skills and expertise acquired as Managing Director of ED & F Man Biofuels, including experience and understanding of the international trading markets, distribution and operations, as well as biofuels and other commodities, add significant value to our Board.

Scott P. Chesnut has served as a member of our Board since June 2006. From July 2003 to June 2010, Mr. Chesnut was the Chairman of the Board of West Central. From 1998 until July 2003, he was the Vice Chairman of West Central. He has been the President of Circle C Farm Corporation, a producer of soybeans, corn and beef, since 1993. Mr. Chesnut holds a B.S. in agricultural business from Iowa State University and an A.A. in agricultural engineering from Ellsworth College. Mr. Chesnut was nominated as a director by West Central.

Our Board believes that Mr. Chesnut’s experience, knowledge, skills and expertise as a multiple year Chairman of West Central, as well as his commodity and market knowledge as the President of Circle C Farm Corporation, add significant value to our Board.

Delbert Christensen has served as a member of our Board since August 2006. Mr. Christensen has been a director of West Central since 1993. Mr. Christensen has been the Chairman of the Board of West Central since June 2010. Since January 2004, he has served as the President of CHMD Pork, a hog producer. He was Chairman of the Board of Directors of the Iowa Soybean Association from October 2009 to October 2010 and has been on the Board of Directors of the Iowa Soybean Association since 2003 and is still serving in that capacity. Mr. Christensen serves on the Soybean Promotion and Research Board including on the Audit and Evaluation and New Uses Committees for the United Soybean Board. Mr. Christensen holds a B.S. in Agricultural Business from Iowa State University. Mr. Christensen was nominated as a director by West Central.

Our Board believes that Mr. Christensen’s experience, knowledge, skills and expertise acquired as a director of West Central, President of a hog production operation, previous substantial board experience and commodity and market knowledge as an independent farmer, add significant value to our Board.

Eric Hakmiller has served as a member of our Board since December 2009. Mr. Hakmiller has served as General Manager and Vice President of the Biofuels Division of Bunge Limited, an agribusiness and food company, since December 2007 and was Chief Administrative Officer from November 2006. Prior to that, Mr. Hakmiller was the Director of Bunge Deutschland and Austria from September 2005 to November 2006 and General Manager and Vice President of Specialty Products Group at Bunge from March 2002 to September 2005. Mr. Hakmiller was selected as a director by Bunge.

Our Board believes that Mr. Hakmiller’s experience, knowledge, skills and expertise acquired as the Vice President of Bunge’s Biofuels Division, including experience with operations, risk management and international operations, add significant value to our Board.

Randolph L. Howard has served as a member of our Board since February 2007. From July 2004 to until his retirement in September 2005, Mr. Howard served as the Senior Vice President for the Global Gas Division of Unocal Corporation, an oil company. Prior to that role, Mr. Howard served as Regional Vice President of Unocal’s International Energy Operations — North ASEAN and President with Unocal Thailand from May 1999 to June 2004. Mr. Howard served in various managerial roles at Unocal over 17 years. Mr. Howard participated in the advanced executive program at Northwestern University and holds a B.S. in chemical engineering from University of California Berkeley. Mr. Howard was nominated as a director by West Central.

Our Board believes that Mr. Howard’s experience, knowledge, skills and expertise acquired as an executive officer at Unocal Corporation, including experience and understanding of the oil and petroleum markets and operations, as well as his experience in strategy formation and doing business in international markets, add significant value to our Board.

Don Huyser has served as a member of our Board since March 2010. Prior to joining our Board and prior to our acquisition of Central Iowa Energy, Mr. Huyser served as a director of CIE since June 2005. He was Treasurer of CIE from April 2008 to March 2010. Since 1986, Mr. Huyser has owned and operated Huyser Ag, Inc., a business primarily involved in row crop farming. He also serves as Vice President of Killduff Feed & Grain, a position which he has had since January 2005. Mr. Huyser was nominated as a director pursuant to the terms by which we acquired CIE.

Our Board believes that Mr. Huyser’s experience, knowledge, skills and expertise acquired as a CIE Board member, including experience as its Treasurer, as well as his commodity and market knowledge as the owner of Huyser Ag, add significant value to our Board.

Michael A. Jackson has served as a member of our Board since August 2006. Mr. Jackson served as the Chief Executive Officer and President of Adayana, Inc., a human capital development and agribusiness management consulting firm, from April 2008 to May 2011 and served as Chief Operating Officer of Adayana, Inc. from February 2006 to April 2008. Mr. Jackson was Chief Executive Officer and President of Agri Business Group, Inc., an agribusiness consulting and training company, which he founded in 1979, until its merger with Adayana, Inc. in October 2005. Mr. Jackson is a member of the board of directors of Terra Nitrogen Company, L.P., a nitrogen fertilizer company. Mr. Jackson holds a B.S. in agricultural economics from Purdue University. Mr. Jackson was nominated as a director by West Central.

Our Board believes that Mr. Jackson’s experience, knowledge, skills and expertise acquired as the Chief Executive Officer of Adayana, Inc. and Agri Business Group, Inc., including experience and understanding of business strategy formation and execution from both a board and management perspective, add significant value to the Board. Additionally, Mr. Jackson’s service and experience as the head of our Audit Committee and as an independent director for another company, including active involvement in strategy discussions and other matters, strengthen the functioning of our Board.

Jonathan Koch has served as a member of our Board since June 2008. Mr. Koch has served as a Managing Director of US Renewables Group, an investment firm focused on the renewable energy industry, since July 2004. Prior to joining US Renewables Group, Mr. Koch was Chief Operating Officer for Visible Path, an application service provider. He was the founder and Chief Executive Officer of Sundial, a provider of utility services online. Prior to founding Sundial, Mr. Koch was a Business Development Manager at General Electric Power Systems. Mr. Koch spent more than five years with Booz, Allen & Hamilton. Mr. Koch also serves as a Director for Westerly Wind, a wind development company, General Compression, an energy storage company, Fulcrum BioEnergy, a cellulosic ethanol company, and Niagara Generation, LLC, a power generation facility. Mr. Koch holds a joint M.B.A. and M.S. in Resource Policy from the University of Michigan and a B.A. from Tufts University. Mr. Koch was nominated as a director by USBG.

Our Board believes that Mr. Koch’s experience, knowledge, skills and expertise acquired as the CEO and COO of his prior organizations, including experience and understanding of the strategy and operation of a start-up company and board experience with renewable energy companies add significant value to the Board. Additionally, Mr. Koch’s experience as a consultant on large mergers and acquisitions in the energy sector also adds significant value to our Board.

Ronald L. Mapes has served as a member of our Board since March 2010. Prior to joining our Board and prior to our acquisition of Blackhawk Biofuels in February 2010, Mr. Mapes served as Chair of Blackhawk’s board of managers beginning in March 2006. Mr. Mapes serves as Vice Chairman of the Jo Daviess County Board and also is Chairman of the Economic Development Committee and Executive Committees. As member of the Jo Daviess County Farm Bureau and Illinois Beef Association, Mr. Mapes previously served on the Illinois Soybean Promotion Board, United Soybean Board, and United States Meat Federation Board and Executive Committee. Mr. Mapes is a trustee for Stockton Township, and serves on the Mt. Carroll Mutual Insurance Company board. Mr. Mapes attended the University of Wisconsin. Mr. Mapes was nominated as a director pursuant to the terms by which we acquired Blackhawk Biofuels.

Our Board believes that Mr. Mapes’ experience, knowledge, skills and expertise acquired as the Chairman of the Blackhawk Biofuels Board, previous substantial board experience and commodity and market knowledge as a family grain and cattle operations owner, add significant value to our Board.

Christopher D. Sorrells has served as a member of our Board since November 2008. Mr. Sorrells has worked at NGP Energy Technology Partners, L.P., a private equity firm investing in technology and services companies focused on the energy and power industries, since its formation in September 2005 and currently serves as a Managing Director. From September 2003 to September 2005, Mr. Sorrells worked at Clarity Partners, a private equity firm. Mr. Sorrells served as a principal with Banc of America Securities from June 1998 to November 2002 and as an associate with Salomon Smith Barney from August 1996 to June 1998. Mr. Sorrells is a member of the board of directors of Living Earth, an organic manufacturing and recycling company, groSolar, a commercial installer of solar energy systems, and Lehigh Technologies, a manufacturer of industrial polymers, and he is a board observer at Community Energy, a utility scale solar developer. Mr. Sorrells holds an M.B.A. from the College of William and Mary, a Masters of Accounting degree from the University of Southern California, and a B.A. from Washington and Lee University. Mr. Sorrells was nominated as a director by NGP Energy Technology Partners, L.P.

Our Board believes that Mr. Sorrells’ experience, knowledge, skills and expertise acquired as a Managing Director of NGP Energy Technology Partners, L.P., including experience and understanding of the operation and governance of public companies and knowledge of debt and equity markets, add significant value to the Board. Mr. Sorrells’ knowledge of energy, power, and renewable energy industries, including solar energy, organic waste streams and chemical products, acquired as a director of Living Earth, groSolar and Lehigh Technologies adds further value to the Board, particularly when it comes to assessing historical trends and strategic options for our company.

SECURITY OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners

The following table sets forth certain information concerning the beneficial ownership of our common stock and Series A preferred stock as of July 31, 2011, by each person known by us to be the beneficial owner of five percent or more of the outstanding shares of either our common stock or Series A preferred stock. Our Series A preferred stock is convertible into common stock at any time at the election of the holder. Applicable percentage ownership is based on 13,455,522 shares of our Series A preferred stock and 34,834,372 shares of our common stock outstanding on July 30, 2011.

	Amount and Nature of Beneficial Ownership				Percent of Class		Percent on as converted basis(1)
Name	Series A Preferred Stock		Common Stock		Series A Preferred Stock	Common Stock
ARES Holding Corporation(2)	—		2,150,000		—	6.2%	4.5%
Entities Affiliated with Bunge North America, Inc.(3)	1,361,723	(4)	2,561,496	(5)	10.1%	7.1%	8.1%
E D& F Man Holdings B.V.(6)	2,222,152		2,613,068	(7)	16.5%	7.1%	10.1%
Entities affiliated with NGP Energy Technology Partners(8)	5,119,616	(9)	5,542,262	(10)	38.1%	13.7%	22.1%
USRG Holdco V, LLC(11)	3,885,635	(12)	7,042,764	(13)	28.9%	18.1%	22.6%
West Central Cooperative(14)	563,635		11,872,440	(15)	4.2%	33.5%	25.8%

(1)	Assuming a conversion rate of one share of common stock for each share of Series A Preferred Stock.
(2)	The principal business address of ARES Holding Corporation is: 1440 Chapin Avenue, Suite 390, Burlingame, CA 94010.
(3)	The principal business address of Bunge North America, Inc. is: 11720 Borman Drive St. Louis, MO 63146-1000. Bunge North America, Inc. is a wholly-owned subsidiary of Bunge Limited, a publicly traded company. The principal business address of Biofuels Company of America, LLC is 1661 International Drive, Suite 400 Memphis, TN 38120. Bunge North America, Inc. is a minority owner of Biofuels Company of America, LLC.
(4)	All 1,361,723 shares of our Series A preferred stock are held by Bunge North America, Inc.
(5)	Includes (i) 1,361,723 shares of our common stock issuable upon the conversion of our Series A preferred stock, (ii) 702,780 shares of our common stock, and (iii) 9,090 shares of our common stock subject to currently exercisable warrants held by Bunge North America, Inc. Includes 487,903 shares of our common stock held by Biofuels Company of America, LLC.
(6)	The principal business address of E D & F Man Holdings BV is: De Ruyterkade 6 (6th Floor), 1013 AA Amsterdam, the Netherlands. E D & F Man Holdings BV is a wholly-owned subsidiary of E D & F Man Holdings Limited.
(7)	Includes (i) 2,222,152 shares of our common stock issuable upon the conversion of our Series A preferred stock, (ii) 342,850 shares of our common stock, and (iii) 48,066 shares of our common stock subject to currently exercisable warrants held by E D & F Man Holdings BV.
(8)	The principal business address of Natural Gas Partners VIII, L.P. (“NGP VII”) is 125 E. John Carpenter Freeway, Suite 600 Irving, Texas 75062. G.F.W. Energy VIII, L.P. (“GFW LP”) and GFW VIII, L.L.C. (“GFW LLC”). GFW LP is the general partner of NGP VIII. GFW LLC is the general partner of GFW LP. Each of GFW LP and GFW LLC disclaims beneficial ownership of the reported securities except to the extent of its pecuniary interest therein.

The principal business address of NGP Energy Technology Partners, L.P. and Energy Technology Partners, LLC is 1700 K Street NW, Suite 750, Washington, D.C. 20006. Energy Technology Partners, LLC may be deemed to be the beneficial owner of the shares held by NGP Energy Technology Partners, L.P. by virtue of being its sole general partner.

(8)	Represents 2,559,808 shares of our Series A preferred stock held by Natural Gas Partners VIII, L.P. and 2,559,808 shares of our Series A preferred stock held by NGP Energy Technology Partners, L.P.
(9)	Includes 1,096 shares of our common stock and 187,500 shares of our common stock subject to currently exercisable warrants held by Energy Technology Partners, LLC. Includes (i) 2,559,808 shares of our common stock issuable upon the conversion of our Series A preferred stock, (ii) 1,096 shares of our common stock, and (iii) 210,227 shares of our common stock subject to currently exercisable warrants held by Natural Gas Partners VIII LP. Includes (i) 2,559,808 shares of our common stock issuable upon the conversion of our Series A preferred stock, and (ii) 22,727 shares of our common stock subject to currently exercisable warrants held by Natural Gas Partners VIII LP.
(10)	The principal business address of USRG HoldCo V, LLC is: 2425 Olympic Blvd., Suite 4050 West, Santa Monica, CA 90404. USRG Power & Biofuels Fund II, LP (“Fund II”) and USRG Power & Biofuels Fund II-A, LP (“Fund II-A”) are members of USRG HoldCo V, LLC. USRG Power & Biofuels Fund II GP, LLC (“Fund II GP”) is the general partner of Fund II and Fund II-A. USRG Management Company, LLC (“Management Company”) is a manager of USRG HoldCo V, LLC and the management company for Fund II and Fund II-A. Fund II, Fund II-A, Fund II GP and Management Company may be deemed to beneficially own the securities of the issuer owned by USRG HoldCo V, LLC. Each of Fund II, Fund II-A, Fund II GP and Management Company expressly disclaims beneficial ownership over these securities, except to the extent of any pecuniary interest therein.
(11)	Includes (i) 3,388,635 shares of our Series A preferred stock held by USRG Holdco V, LLC and (ii) 497,000 shares of our Series A preferred stock held by Ohana Holdings, LLC, JYCO, LLC and Supreme Oil Company, Inc., which have agreed, pursuant to a voting agreement, to vote their shares as directed by USRG Holdco V, LLC.
(12)	Includes (i) 3,388,635 shares of our common stock issuable upon the conversion of our Series A preferred stock, (ii) 2,563,268 shares of our common stock, and (iii) 190,040 shares of our common stock subject to currently exercisable warrants, held by USRG HoldCo V, LLC. Also, includes (i) 497,000 shares of our common stock issuable upon the conversion of our Series A preferred stock, (ii) 375,948 shares of our common stock, and (iii) 27,873 shares of our common stock subject to currently exercisable warrants, held by Ohana Holdings, LLC, JYCO, LLC and Supreme Oil Company, Inc., which have agreed, pursuant to a voting agreement, to vote their shares as directed by USRG Holdco V, LLC.
(13)	The principal business address of West Central Cooperative is: 406 First Street, Ralston, Iowa 51459.
(14)	Includes (i) 563,635 shares of our common stock issuable upon the conversion of our Series A preferred stock, (ii) 10,267,825 shares of our common stock, and (iii) 22,727 shares of our common stock subject to currently exercisable warrants held by West Central Cooperative. Also, includes 1,018,253 shares of common stock held by Sargeco, Inc., which has agreed, pursuant to a voting agreement, to vote its shares with those held by West Central Cooperative.

Security Ownership of Management

The following table sets forth certain information concerning the beneficial ownership of our common stock and Series A preferred stock as of July 30, 2011 by: (i) each of our current directors, (ii) each executive officer named in the Summary Compensation Table under the heading “Compensation Discussion and Analysis,” on page 23, and (iii) all of our directors and executive officers as a group.

Applicable percentage ownership is based on 13,455,522 shares of our Series A preferred stock and 34,834,372 shares of our common stock outstanding on July 30, 2011. Unless otherwise noted below, the address of each beneficial owner listed in the table is: c/o Renewable Energy Group, Inc., 416 S Bell Avenue, P.O. Box 888, Ames, IA 50010-0888.

	Amount and Nature of Beneficial Ownership				Percent of Class		Percent on as converted basis(1)
Name	Series A Preferred Stock		Common Stock		Series A Preferred Stock	Common Stock
Paul Chatterton	—		—		—	—
Scott P. Chesnut			11,435	(2)	—	*	*
Delbert Christensen	563,635	(3)	11,914,952	(4)	4.2%	33.6%	25.8%
Eric Hakmiller	—		—		—	—
Randolph L. Howard	—		—		—	—
Don Huyser	1,123		31,312		*	*	*
Michael A. Jackson	—		541		—	*	*
Jonathan Koch	—		—		—	—
Ronald L. Mapes	352		40,664	(5)	*	*	*
Daniel J. Oh	—		—		—	—
Christopher D. Sorrells	—		—		—	—
Chad Stone	—		—		—	—
Jeff Stroburg	—		—		—	—
All executive officers and directors as a group (13 persons)	565,110		11,998,904		4.2%	33.9%	26.0%

*	Less than 1%
(1)	Assuming a conversion rate of one share of common stock for each share of Series A Preferred Stock.
(2)	Includes 10,000 shares subject to options that are currently exercisable.
(3)	Represents 563,635 shares of our Series A preferred stock held by West Central Cooperative, over which Mr. Christensen, a director of West Central Cooperative, may be deemed to share voting and investment control. Mr. Christensen disclaims beneficial ownership of these shares except to the extent of his pecuniary interest therein.
(4)	Includes (i) 563,635 shares of our common stock issuable upon the conversion of our Series A preferred stock, (ii) 10,267,825 shares of our common stock, and (iii) 22,727 shares of our common stock subject to currently exercisable warrants held by West Central Cooperative. Includes 1,018,253 shares of common stock held by Sargeco, Inc., which has agreed, pursuant to a voting agreement, to vote its shares with those held by West Central Cooperative. Mr. Christensen disclaims beneficial ownership of these shares except to the extent of his pecuniary interest therein. Includes 10,000 shares subject to options that are currently exercisable.
(5)	Includes (i) 352 shares of our common stock issuable upon the conversion of our Series A preferred stock, and (ii) 22,395 shares of our common stock subject to currently exercisable warrants.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Each of West Central, Bunge, ED & F Man and USRG are significant beneficial owners of our Series A preferred stock and common stock. See “Security Ownership of Certain Beneficial Owners and Management,” on page 14 for a detailed listing of each owner’s holdings.

West Central Cooperative

We have several contractual relationships and transactions with West Central, including contracts for services, supply of soybean oil feedstock, a ground lease for our Ralston facility and an extended payment terms arrangement.

In 2006, we entered into a contract for services with West Central, to provide certain corporate and administrative services such as human resources, information technology, and accounting. We pay West Central its proportionate share of the costs associated with the provision of services, plus a 15% margin. The agreement had an initial one-year term and is now cancellable upon six months notice by either party. Selling, general, and administrative expenses included in the statement of operations related to this agreement totaled $134,000, $288,000 and $1,269,000 for the years ended December 31, 2010, 2009 and 2008, respectively.

Under our ground lease with West Central, West Central leases to us the real property on which our Ralston facility is located for an annual rental fee of one dollar. The ground lease has a 20-year term ending July 31, 2026 and we may elect to extend the term for six additional five-year terms. Under an Asset Use Agreement between us and West Central, West Central provides us with the use of certain assets, such as office space, maintenance equipment and utilities, for which we pay a proportionate share of the costs. This agreement has the same term as the ground lease. Selling, general and administrative expenses included in the statement of operations related to this agreement totaled $40,000 per year for the years ended December 31, 2010, 2009 and 2008, respectively.

We purchase once-refined soybean oil from West Central to supply our Ralston facility. These purchases are made under an feedstock supply agreement that expired in July 2010. The agreement provided that West Central would supply and we would purchase all of our soybean oil requirements for the Ralston facility at a price based on the nearby futures contract price for crude system oil quoted on the CBOT plus a provision fee. Since the agreement expired, we and West Central have continued to operate in substantially the same terms, although there can be no assurance that we will continue to do so. We paid West Central $14,739,000, $21,893,000 and $38,848,000 for soybean oil for the years ended December 31, 2010, 2009 and 2008, respectively. We also had biodiesel and co-product sales to West Central which totaled $20,000, $11,000 and $30,000 for the years ended December 31, 2010, 2009 and 2008, respectively.

In June 2009, we entered into an extended payment terms agreement with West Central. The agreement sets forth the terms of payment that apply for soybean oil that West Central sells to us for use at our Ralston facility, as well as any other feedstock that West Central may agree to sell to us. Pursuant to the agreement, payment for feedstocks delivered to us by West Central is required to be made within 45 days after delivery by West Central of an invoice for the feedstocks. Interest accrues on amounts due for feedstocks supplied by West Central beginning on the fifth day after West Central delivered an invoice for the feedstock until paid. At no time during the term of the agreement is the amount payable to West Central permitted to exceed $3.0 million. Under the agreement, we have granted West Central a security interest in certain current and after acquired personal property associated with the Ralston facility. The agreement will expire in February 2012.

We recorded interest expense of $123,000, $0 and $0 for the years ended December 31, 2010, 2009 and 2008, respectively, related to this extended payment terms agreement with West Central and had a balance due to West Central of $2,539,000 at December 31, 2010.

In August 2006, we hired Mr. Stroburg as our Chief Executive Officer. At such time, we paid a salary to Mr. Stroburg consistent with the amount that he received in his capacity with West Central. Because

Mr. Stroburg concurrently served as our Chief Executive Officer and as the Chief Executive Officer of West Central, in 2008 West Central determined and paid Mr. Stroburg’s $389,800 annual salary and we reimbursed West Central for a pro-rated portion based on an estimate of the relative amount of time he devoted to our activities. In 2008, we paid 95% of Mr. Stroburg’s salary plus benefits. In February 2009, it was agreed that Mr. Stroburg would not earn a salary for his services provided to us in light of difficult market and industry conditions. As a result, we did not reimburse West Central for any amounts paid to Mr. Stroburg by West Central after February 2009.

Bunge North America

Effective May 8, 2009, REG and Bunge entered into a Master Services Agreement, which we refer to as the Bunge MSA. The Bunge MSA created a structure whereby Bunge may purchase supplies of inedible animal fat, soybean oil, inedible corn oil and other products as feedstock for resale to REG or its affiliates for biodiesel production at one or more of the biodiesel production facilities owned or operated by REG. Additionally, the Bunge MSA provided a structure under which Bunge may also purchase biodiesel produced by REG or its affiliates at one of more of REG’s facilities for resale to REG’s customers. Neither the amount of feedstock contracted to be sold by Bunge to REG, nor the amount of biodiesel purchased by Bunge from REG for resale to REG’s customers, may exceed $10 million at any point in time. If Bunge provides any of these services pursuant to the Bunge MSA to REG or a REG facility, Bunge will be the sole provider of such services with limited exception. The Bunge MSA has applied to our Danville and Newton facilities since 2009.

Pursuant to the Bunge MSA, Bunge was entitled for its services to an initial, one-time fee of $150,000. REG also is obligated to pay Bunge a monthly fee of $40,000, resulting in aggregate payments by REG of $480,000, $461,000 and $0 in 2010, 2009 and 2008, respectively. In addition, an incentive fee must be paid to Bunge for each REG facility for which Bunge provides services equal to 1.5% of the production gross margin of each applicable REG facility up to a total of $1.5 million, resulting in aggregate incentive fee expensed by REG of $513,000, $156,000 and $0 for the years ended December 31, 2010, 2009 and 2008, respectively. Further, Bunge is entitled to a variable rate fee on the aggregate outstanding amount (defined below) for all REG facilities for which Bunge is providing services under the Bunge MSA at a rate per annum equal to the greater of (determined daily) (a) 7 1/2% per annum over and above the LIBOR rate or (b) 10% per annum. The “aggregate outstanding amount” is defined as (a) all amounts paid by Bunge to purchase feedstock for resale to REG or an REG affiliate and for which Bunge has not received payment from REG or such affiliate, and (b) all amounts paid by Bunge to REG or an REG affiliate for the purchase of biodiesel until the earlier of (i) the due date for payment for such biodiesel from the third party purchaser, or (ii) the date that Bunge has received payment for such biodiesel from the third party purchaser. Finally, REG must pay interest on any amounts that are past due equal to the greater of (a) 10-1/2% per annum over and above the LIBOR rate or (b) 13% per annum.

The initial term of the Bunge MSA is three years and it will automatically renew for successive three-year terms unless either party gives prior written notice to the other party of its election not to renew no later than 180 days prior to the expiration of the initial term or the then current renewal term. Bunge may terminate the Bunge MSA any time, with or without cause, upon at least either 15 or 45 days’ prior written notice depending on certain production milestones. Bunge also has a right to terminate the Bunge MSA if certain events of default occur, including the failure by REG to perform its obligations under another material agreement between REG and Bunge.

Pursuant to the Bunge MSA, our subsidiary, REG Danville and Bunge entered into an agreement pursuant to which Bunge may purchase biodiesel for resale to third parties that is produced by the Danville facility, thereby accelerating payment to us and for which we pay Bunge a fee. On October 22, 2009, REG, our subsidiary, REG Newton, and Bunge entered into a new agreement with substantially the same terms. Aggregate purchases of biodiesel from REG under these agreements were $37,502,000, $18,178,000 and $0 for the years ended December 31, 2010, 2009 and 2008, respectively. This agreements with Bunge will continue until the Bunge MSA expires or REG nominates a different facility for the services.

Pursuant to the Bunge MSA, on July 6, 2009, REG, REG Danville and Bunge entered into an agreement pursuant to which Bunge may purchase supplies of inedible corn oil, inedible animal fat or other products as feedstocks for resale to REG for use in biodiesel production at the Danville facility. On October 22, 2009, REG, REG Newton and Bunge entered into a new agreement with substantially the same terms. Under the agreements, Bunge purchases feedstock identified by REG and then sells it to REG at the time the feedstock enters the Danville or the Newton facility for processing. Pursuant to this agreement, REG Danville and REG Newton have granted Bunge certain storage rights at the facility. There are no minimum commitments for supply under this agreement. This agreement with Bunge will continue until the Bunge MSA expires, or REG nominates a different facility for the services. Purchases from Bunge under these agreements were $96,659,000, $31,183,000 and $0 for the years ended December 31, 2010, 2009 and 2008, respectively.

REG incurred $211,000, $26,000 and $0 in interest expense for the years ended December 31, 2010, 2009 and 2008, respectively, related to the above described feedstock and biodiesel purchase arrangements with Bunge.

ED & F Man Holdings Limited

The Company also entered into a tolling agreement with ED & F Man for biodiesel to be produced out of the Company’s Houston, Texas biodiesel production facility. REG’s revenues from ED & F Man on biodiesel produced under this tolling agreement and from other biodiesel sales were $4,241,000, $12,659,000 and $10,023,000 for the years ended December 31, 2010, 2009 and 2008, respectively. We had accounts receivable due from ED & F Man of $1,066,000 as of December 31, 2010.

USRG

On July 15, 2011, we entered into a termination agreement relating to a glycerin option agreement with USRG Holdco IX, LLC, which together with its affiliates we refer to as USRG, pursuant to which, immediately prior to the completion of our proposed initial public offering, we will issue to USRG 500,000 shares of common stock. Upon such issuance of the shares, the glycerin option agreement will be terminated.

On August 4, 2011, REG Albert Lea, LLC, one of our wholly-owned subsidiaries, which we refer to as REG Albert Lea, entered into a Loan Agreement with USRG, which we refer to as the USRG Loan Agreement, under which USRG agreed to loan REG Albert Lea $10.0 million for the purpose of purchasing feedstocks and chemicals for the REG Albert Lea facility. Amounts borrowed under the USRG Loan Agreement bear interest at a rate of 12% per annum. REG Albert Lea is obligated to pay interest on the amounts borrowed monthly beginning on August 15, 2011. All amounts outstanding under the USRG Loan Agreement must be repaid in full on December 15, 2011, with certain prepayments due weekly beginning November 15, 2011. Any payments prior to the maturity date that are not made within 10 days of the due date we will incur a late charge equal to 5% of the amount of such payment. In the event the loan is not repaid in full by December 15, 2011, REG Albert Lea will be required to pay $1.0 million initially and $500,000 on every fifth day thereafter until such amounts outstanding have been paid. The interest rate of the loan will increase in the event the loan is not repaid on the maturity date to a rate equal to the lesser of (i) the maximum rate permitted by New York law or (ii) the rate per annum, calculated each day during which such rate shall apply, which shall on the first day be equal to 8% in excess of 12%, the rate of interest under the note, and then on each subsequent day be equal to 5% in excess of the rate of interest as computed on the prior day. Amounts outstanding under the USRG Loan Agreement may become immediately due and payable upon the occurrence of specified events, including: failure to pay any obligations under the USRG Loan Agreement or any of the other Loan Documents (as defined in the USRG Loan Agreement) that have become due; breach of any representation or warranty or certain covenants; insolvency of REG Albert Lea or us; and a change of ownership of REG Albert Lea. In consideration for the loan, we paid a $500,000 lender fee. The loan is secured by all of REG Albert Lea’s real and personal property. We have guaranteed the obligation of REG Albert Lea and have pledged all of our equity interests in REG Albert Lea to USRG as security for performance under the terms of the USRG Loan Agreement.

Seneca Transaction

On April 8, 2010, our wholly-owned subsidiary REG Seneca agreed to lease and operate a 60 mmgy biodiesel production facility located in Seneca, Illinois, or the Seneca facility, which had previously been acquired from certain Chapter 11 debtors in consideration for the assumption of certain indebtedness. The lease has a term of seven years on a net lease basis covering the debt service on $36.25 million of mortgage indebtedness against the Seneca facility, as well as taxes, utilities, maintenance and other operating expenses. The Seneca facility is leased from an entity, or Landlord, owned by three of our significant stockholders: Bunge, USRG and West Central.

In connection with our lease and operation of the Seneca facility:

(i)	Landlord funded $4.0 million in cash to pay for repairs and improvements to the Seneca facility and certain transaction costs,

(ii)	REG guaranteed investor fee payments to Bunge, USRG and West Central, collectively, of $150,000 per quarter,

(iii)	we acquired a “call” right to purchase the membership units of Landlord for an amount equal to the “put/call” price (as defined below), and

(iv)	Bunge, USRG and West Central acquired a “put” right to require us to purchase the membership units of Landlord provided that we have excess net working capital of at least 1.5 times the “put/call” price (as defined below).

The “put/call” price is equal to the greater of (i) a 35% internal rate of return on the investment or (ii) three times the investment. The investment includes $4.0 million plus any portion of the quarterly investor fee payments of $150,000 that are deferred. The quarterly payments of $150,000 are also credited to the “put/call” price.

We are obligated to issue 150,000 shares of our common stock in the aggregate to Bunge, USRG and West Central upon exercise of the put or call rights. The term of the put and call extends to April 8, 2017 or the earlier termination of our lease of the Seneca facility. If the lease is terminated due to our breach, we are required to issue to Bunge, USRG and West Central a three year note in the principal amount of $4.0 million subject to certain adjustments, and bearing interest at the rate of 15% per annum.

To provide for working capital expenses relating to the Seneca facility, certain of our subsidiaries responsible for the operation of the Seneca facility, and us as guarantor, entered into a revolving credit agreement with WestLB, which has an initial available credit line of $10 million with additional lender increases up to a maximum commitment of $18 million. As of June 30, 2011, $10 million was outstanding under this credit line. We issued 500,000 shares of our common stock to WestLB in connection with entering into the revolving credit agreement.

In connection with the transactions described above, REG Seneca entered into an accounts agreement relating to the deposit of Seneca facility cash flow at Sterling Bank, which includes provisions for payments for operating expenses, debt service and excess cash flow at the Seneca facility to the parties in an agreed order of priority. We expect to use a portion of the proceeds of our proposed initial public offering to acquire the Seneca facility from Bunge, USRG and West Central.

Investment Agreement

On July 15, 2011, we entered into an Investment Agreement with NGP Energy Technology Partners, L.P., USRG Holdco V, LLC, Natural Gas Partners VIII, L.P., ED & F Man, Bunge and West Central, under which each of USRG Holdco V, LLC and NGP Energy Technology Partners, L.P. is entitled to designate a member of our Board to serve from and after our proposed initial public offering. The right to designate a director will terminate at the earlier of (i) the third anniversary of the closing of our proposed initial public offering or (ii) a change of control of the Company. In addition, each of USRG Holdco V, LLC and NGP Energy Technology Partners, L.P. will lose its respective right to designate a director at such time as it fails to beneficially own 50%

of the shares of our Series B preferred stock issued to it in connection with the recapitalization transaction as outlined in Proposal, 7. The Investment Agreement further provides that, as to any matter submitted to a vote of stockholders, the parties thereto will vote their shares of Series B preferred stock in a manner proportionate to the votes cast by all holders of common stock (without taking into account abstentions). In addition, each stockholder that is a party to the Investment Agreement agreed to vote such stockholder’s shares of common stock in favor of the Second Restated Certificate, which includes a vote in favor of Proposals 6, 7 and 8. Accordingly, holders of 41.5% of our outstanding common stock are committed to vote in favor of Proposals 6, 7 and 8.

Warrant Exchange Agreement

On July 15, 2011, we entered into warrant exchange agreements with NGP Energy Technology Partners, L.P., USRG, Natural Gas Partners VIII, L.P., ED & F Man, Bunge and West Central that will be effective immediately prior to the completion of our proposed initial public offering pursuant to which warrants to purchase 718,900 shares of our common stock will be cancelled in exchange for an aggregate of 335,452 shares of our Class A common stock.

Procedures For Approval Of Related Party Transactions

The Company does not have a written policy regarding approval of related party transactions, however, the Company and the holders of a majority of our outstanding shares of common stock and Series A preferred stock are parties to a Stockholder Agreement, under which the Company agreed that it will not enter into or engage in any transaction with any person who beneficially owns ten percent or more of the equity securities of the Company (or an affiliate of such beneficial owner), unless such contract or transaction shall have been authorized, approved or ratified by a majority of the directors not nominated by such 10 percent beneficial owner.

Each of the related party transactions described above were submitted to our Board and were approved by a disinterested majority of our Board after full disclosure of the interest of the related party in the transaction, if any, at the time of approval. We believe the terms of these agreements were negotiated at arms’ length and are comparable to terms that could have been obtained from unaffiliated third parties.

Our Board intends to approve a Related Person Transactions Policy prior to the proposed initial public offering. The Related Person Transactions Policy will require approval by the Audit Committee of our Board of transactions with us involving more than $120,000 in which any director, officer, 5% stockholder or certain related persons or entities has a direct or indirect material interest.

COMPENSATION COMMITTEE REPORT

The Compensation Committee of our Board has reviewed and discussed the Executive Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to our Board that the Executive Compensation Discussion and Analysis be included in this proxy statement/information statement.

The Compensation Committee Members:

Christopher D. Sorrells, Chair

Scott P. Chesnut

Michael A. Jackson

Jonathan Koch

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Overview

This Compensation Discussion and Analysis discusses our 2010 compensation program and any changes to that program that have occurred in 2011 as of the date of this proxy statement/information statement for our following named executive officers:

	Executive Officer Position in 2010	Executive Officer Position as of September 28, 2011

Daniel Oh	President and Chief Operating Officer	President and Chief Executive Officer

Chad Stone	Chief Financial Officer	Chief Financial Officer

Jeffrey Stroburg	Chief Executive Officer	—

This discussion also contains forward-looking statements that are based on our current plans, considerations, expectations and determinations regarding future compensation programs.

Compensation Philosophy and Objectives

Our compensation philosophy is to align executive compensation with the interests of our stockholders and therefore to financial objectives that our Board believes are primary determinants of long-term stockholder value. The primary goal of our executive compensation program is to ensure that we hire and retain talented and experienced executives who are motivated to achieve or exceed our short-term and long-term corporate goals. Our executive compensation programs are designed to reinforce a strong pay-for-performance orientation and to serve the following purposes:

•	to reward our named executive officers for sustained financial and operating performance and leadership excellence;

•	to align their interests with those of our stockholders; and

•	to encourage them to remain with us for the long-term.

Role of the Compensation Committee and Management

The Compensation Committee of our Board has overall responsibility for advising the independent members of our Board regarding the compensation of our named executive officers. Members of the Compensation Committee are appointed by our Board. The Compensation Committee makes its compensation recommendations based on the judgment of its members based on their tenure and experience and after receiving input from our Chief Executive Officer and other members of management. The independent members of our Board, taking into account the recommendations of the Compensation Committee, have the ultimate responsibility of evaluating and determining the compensation of our named executive officers, including the compensation of our Chief Executive Officer.

Competitive Market Data and Role of Compensation Consultant

In 2011, we retained Grant Thornton LLP, or Grant Thornton, an independent compensation consulting firm, to advise on executive compensation. Grant Thornton compiled a peer group of companies against which to assess the three key components comprising our named executive officers’ compensation: base salary, annual incentives and long-term equity incentives. This peer group consisted of the following publicly-traded companies:

AE Biofuels Inc.	Amyris, Inc.	BioEnergy Corp
Codexis, Inc.	Four Rivers BioEnergy Inc.	FutureFuels Corp
Green Plains Renewable Energy, Inc.	Methanex Corp	New Generation Biofuels Hlds. Inc.
Pacific Ethanol, Inc.	Pure Biofuels Corp.	Rentech Inc.
Syntroleum Corporation	Verenium Corp

Prior to 2011, we did not utilize a peer group of companies in setting compensation or benchmark our compensation to a specific level. In September 2011, we considered peer group information but did not formally benchmark total executive compensation or individual compensation elements against this peer group, nor did we aim to set total compensation, or any compensation element, at a specified level as compared to the companies in this peer group. Peer group information serves as one reference point and is intended to provide us with a general understanding of current compensation practices rather than a formula for establishing specific pay levels, and is not intended to supplant our Compensation Committee and Board of Directors’ judgment.

Appointment of Mr. Oh as our Chief Executive Officer

In connection with his appointment as our Chief Executive Officer in September 2011, we entered into a new employment agreement with Mr. Oh, the key terms of which are described below. In setting the terms of Mr. Oh’s employment with us, we decided to make a significant portion of his overall compensation opportunity contingent on company performance.

Term. The initial term of the agreement ends December 31, 2014, with automatic one-year extensions thereafter unless notice of non-extension is delivered by either party pursuant to the terms of the agreement.

Base Salary. Mr. Oh will receive an annualized base salary of $450,000, which amount may be increased at any time in the sole discretion of our board of directors.

Annual Cash Bonus. Mr. Oh will be entitled to an annual cash bonus payment at a target level of at least 75% of his base salary in effect on the 90th day of the performance period. Actual incentive payments will be based upon attainment of performance goals pre-determined by our board of directors. Mr. Oh’s target annual bonus for the performance period ending December 31, 2011 will be $244,688.

Restricted Stock Units. On September 28, 2011, the execution date of Mr. Oh’s employment agreement, we granted him an award of restricted stock units, or RSUs, which upon full vesting will entitle him to 1,000,000 shares of our Common Stock. One half of the RSUs vest in 25% increments on December 31 of each of 2011, 2012, 2013 and 2014, subject to Mr. Oh remaining employed on the respective vesting date. The second half of the RSUs vest as to 25% on December 31 of each of 2011, 2012, 2013 and 2014, subject to (i) achievement of a minimum percentage of the annual incentive plan performance goals for the applicable year (provided, that if the performance goals are not reached with respect to any year, the RSUs that did not vest in that year are eligible to vest on December 31 of 2016, 2017 or 2018 if a minimum percentage of the annual cash bonus performance goals is reached with respect to the year then ended) and (ii) Mr. Oh remaining employed on the respective vesting date.

Stock Appreciation Rights. On the earlier of (i) the pricing of an initial public offering of our common stock, (ii) the listing of our common stock on a major securities exchange, and (iii) September 30, 2012, we will grant Mr. Oh stock appreciation rights, or SARs, with respect to 1,000,000 shares of our Common Stock pursuant to our Amended and Restated 2009 Stock Incentive Plan. The SARs vest as to 25% on each of the first four anniversaries following the date of grant, subject to Mr. Oh’s continued employment through the respective vesting date.

The exercise price with respect to the SARs will be, (i) if the triggering event for the issuance of the SARs is an initial public offering, the initial public price to the public of the common stock, (ii) if the triggering event for the issuance of such SAR is a listing on an exchange, the volume weighted average trading price of the common stock for the first ten trading days the stock is listed, and (iii) otherwise, the fair market value of the common stock as determined by our board of directors in good faith on the basis of an independent valuation prepared by Grant Thorton or another independent valuation firm mutually selected by us and Mr. Oh as of the applicable date of grant.

The SARs will expire on the earliest of (i) the tenth anniversary of the date of grant, (ii) one year following the termination of Mr. Oh’s employment by reason of death or disability, (iii) 90 days following any other termination of Mr. Oh’s employment other than for cause, and (iv) immediately prior to the termination of Mr. Oh’s employment for cause.

Termination Payments.

Termination For Cause or Resignation Without Good Reason. If, during the term of the agreement, we terminate Mr. Oh’s employment for cause or Mr. Oh resigns without good reason, Mr. Oh will forfeit all rights to any annual bonus for the fiscal year in which the termination of employment occurs, and will be entitled only to a payment equal to any accrued, but unpaid, base salary, bonuses, vacation pay and other benefits.

Termination Due to Death or Disability. If Mr. Oh’s employment is terminated due to death or disability, he or his estate will receive any accrued, but unpaid, base salary, bonuses, vacation pay and benefits and a pro-rated annual cash bonus payment if earned but assuming that any individual performance objectives were achieved at the target level. In such scenarios, there will also be no further vesting of any RSU or SAR.

Termination Without Cause or Resignation With Good Reason. If Mr. Oh is terminated without cause (as defined in Mr. Oh’ employment agreement) or resigns with good reason (as defined in Mr. Oh’s employment agreement), Mr. Oh will receive his base salary at the time of his termination or resignation for a period of one year, provided that such period will be (i) extended to 18 months upon the successful completion of an initial public offering of our common stock or listing of our common stock on a major exchange prior to Mr. Oh’s termination of employment, or (ii) reduced to six months if Mr. Oh is terminated due to our non-renewal of his employment agreement (the “Severance Salary Payment”). The Severance Salary Payment will be paid in a lump sum if Mr. Oh is terminated without cause or resigns for good reason following a change of control of the company. In addition, Mr. Oh will also receive (i) reimbursement of health insurance premiums during the period that Severance Salary Payments are made, (ii) job placement services for 12 months from the date of termination, not to exceed $30,000 in the aggregate, (iii) a pro-rated annual cash bonus payment, (iv) full acceleration of all equity-based compensation if Mr. Oh is terminated within 18 months of a change of control, and (v) any accrued, but unpaid, base salary, bonuses, vacation pay and other benefits.

Elements of Compensation

Base Salary

We pay our named executive officers a base salary based on the experience, skills, knowledge and responsibilities required of each officer. We believe base salaries are an important element in our overall compensation program because base salaries provide a fixed element of compensation that reflects job responsibilities and value to the Company.

In 2010, our then Chief Executive Officer, Mr. Stroburg, concurrently served as our Chief Executive Officer and as the Chief Executive Officer of West Central. Prior to February 2009, we reimbursed West Central for a pro-rated portion of Mr. Stroburg’s base salary based on an estimate of the relative amount of time he devoted to REG’s activities. In February 2009 it was orally agreed that Mr. Stroburg would not earn a salary for his services provided to REG in light of difficult market and industry conditions. While conditions have since improved, there were no additional discussions with West Central about our resuming payment of a portion of Mr. Stroburg’s salary. As such, we did not pay Mr. Stroburg a base salary in 2010.

In 2010, we did not make any adjustments to the base salaries of Mr. Oh or Mr. Stone due to uncertain market conditions as a result of the expiration of the blenders’ credit and other factors that were prevalent throughout most of the year.

In September 2011, Mr. Oh’s salary was increased to $450,000 in connection with his appointment as our Chief Executive Officer. We considered the amount of time Mr. Oh had served as an officer of our company, the change in his title and the base salaries paid to Chief Executive Officers in our peer group of companies in setting Mr. Oh’s salary.

Annual Incentive Plans

In 2010, we did not have an annual cash incentive or long-term cash incentive plan.

In connection with our efforts to formalize our compensation practices, in September 2011, we adopted a annual incentive plan for 2011 in which all employees, including our named executive officers, are eligible to participate. We designed our 2011 cash incentive plan with the goals of ensuring the program was self-funded based on financial and operational performance and appropriately tied to performance measures and targets.

Under the 2011 cash incentive plan, our Chief Executive Officer is eligible for an award targeted at 75% of his base salary and our Chief Financial Officer is eligible for an award targeted at 50% of his base salary. Of such bonus amounts, 75% is contingent upon our achievement of certain GAAP-based earnings before interest, taxes, depreciation, and amortization and exclude non-cash stock compensation expense, and the other 25% is contingent upon our sale of a certain number of gallons of biodiesel that were produced by us, either at one of our facilities or through tolling arrangements. If either of these performance criteria are not met at the threshold level of 85% of the target, no amounts will be payable under the 2011 cash incentive plan. For performance in excess of the target performance level, our Chief Executive Officer is entitled to receive up to 150% of his base salary and our Chief Financial Officer is eligible to receive up to 100% of his base salary. At the time we set the performance targets, we believed the targets were achievable based on our review of our operating plan and assessment of the general industry conditions.

Our board of directors has retained discretion to pay the 2011 annual incentive plan amounts in cash or equity. In addition, our board of directors has retained the discretion to reduce the actual annual incentive plan amount to be paid, or determine no bonus amount should be paid to, any named executive officer. Our board does not have the discretion to increase bonuses under the cash bonus plan for any of the named executive officers. However, the board may determine to grant bonuses outside of the cash bonus plan for extraordinary performance.

Long-Term Equity Compensation

We currently provide our named executive officers with long-term equity compensation through our 2009 Stock Incentive Plan, pursuant to which we have granted employees and consultants restricted stock unit awards. We believe that providing our named executive officers with an equity interest in the Company brings their interests in line with those of our stockholders and that including a vesting component to those equity interests encourages named executive officers to remain with us for the long term.

In August 2010, all outstanding options of our predecessor held by our employees, including our named executive officers, were cancelled and each employee was issued restricted stock units under the 2009 Stock Incentive Plan. These awards vest in full on the third anniversary of the date of grant. Prior to the third anniversary of the date of grant, all RSUs will vest in full if: (i) there is a change of control whereby shares of our common stock are exchanged for cash or publicly traded securities, (ii) our common stock becomes listed on a US or Canadian national securities exchange, (iii) if a regular trading market with a trading volume of greater than 1% of our outstanding common stock develops for a three month period, (iv) the holder is terminated without cause, or (v) the holder is terminated by reason of death or disability. Mr. Stroburg and Mr. Oh each received an additional grant of 18,000 and 8,635 restricted stock units, respectively. These additional amounts were intended to restore an equal amount of value to both Mr. Stroburg and Mr. Oh in light of the reduced compensation each had taken in 2009 and 2010 due to difficult market conditions.

In September 2011, we granted Mr. Oh 1,000,000 restricted stock units in connection with his appointment as our Chief Executive Officer, of which 500,000 are subject to time-based vesting and the 500,000 vest only upon the satisfaction of certain performance criteria. In the event Mr. Oh is terminated within 18 months of a change of control, any unvested RSUs will become vested. We considered Mr. Oh’s overall equity ownership in our company relative to those in our peer group, along with Mr. Oh’s new title and his general and personal knowledge of our business and industry in determining the size of this equity award.

Other Supplemental Benefits

Our named executive officers are eligible for the following benefits on a similar basis as other eligible employees:

•	health, dental and vision insurance;

•	vacation, personal holidays and sick days;

•	life insurance and supplemental life insurance;

•	short-term and long-term disability; and

•	a 401(k) plan with matching contributions.

Tax Considerations

Because of the limitations of Internal Revenue Code Section 162(m), or Code Section 162(m), we generally receive a federal income tax deduction for compensation paid to our Chief Executive Officer and to certain other highly compensated officers only if the compensation is less than $1,000,000 per person during any fiscal year or is “performance-based” under Code Section 162(m). In addition to salary and bonus compensation, upon the exercise of stock options that are not treated as incentive stock options, the excess of the current market price over the option price, or option spread, is treated as compensation and accordingly, in any year, such exercise may cause an officer’s total compensation to exceed $1,000,000. Option spread compensation from options that meet certain requirements will not be subject to the $1,000,000 cap on deductibility, and in the past we have granted options that we believe met those requirements. While the board of directors cannot predict how the deductibility limit may impact our compensation program in future years, it is anticipated that our compensation committee intends to maintain an approach to executive compensation that strongly links pay to performance. In addition, while the board of directors has not adopted a formal policy regarding tax deductibility of compensation paid to our named executive officers, the board of directors intends to consider tax deductibility under Code Section 162(m) as a factor in compensation decisions.

EXECUTIVE COMPENSATION TABLES

Summary Compensation Table

The following table summarizes certain compensation paid to our Chief Executive Officer, President and Chief Operating Officer and Chief Financial Officer during the years ended December 31, 2010, 2009, and 2008.

Name and Position(s)	Year	Salary ($)		Bonus ($)	Stock Awards ($)(1)	All Other Compensation ($)(2)	Total ($)
Jeffrey Stroburg(3)	2010	—		—	$2,966,738	—	$2,966,738
Former Chief Executive Officer	2009	$72,187	(4)	—	—	—	$72,187
	2008	$370,310	(5)	—	—	—	$370,310

Daniel J. Oh(3)	2010	$260,926		—	$2,249,393	$4,845	$2,515,164
President and Former Chief Operating Officer	2009	$255,532		—	—	$3,790	$259,322
	2008	$291,377		—	—	$3,733	$295,110

Chad Stone(6)	2010	$186,252		—	$592,500	$5,735	$784,487
Chief Financial Officer	2009	$64,967		$10,000	—	$2,249	$77,216
	2008	—		—	—	—	—

(1)	Represents the grant date fair value of restricted stock unit awards granted to each named executive officer, computed in accordance with FASB ASC Topic 718. For a summary of the assumptions used in the valuation of awards made in 2010, please see note 16 to our audited consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2010. These awards will vest on August 18, 2013. The restricted stock units were granted with respect to stock options that were cancelled on August 18, 2010. Mr. Stroburg and Mr. Oh each received an additional grant of 18,000 and 18,635 restricted stock units, respectively, to restore an equivalent amount of value to each in light of the reduced compensation each had taken in 2009 and 2010 due to difficult market conditions. The named executive officers no longer hold any stock options and no stock options were granted to the named executive officers in 2008, 2009 or 2010.
(2)	Represents 401(k) match payments under our 401(k) plan.
(3)	On September 28, 2011, Mr. Oh was appointed as our Chief Executive Officer, replacing Mr. Stroburg. Mr. Oh concurrently relinquished his position as Chief Operating Officer.
(4)	Represents amounts paid to West Central for services provided by Mr. Stroburg in January 2009 and February 2009. We did not reimburse West Central for any amounts paid to Mr. Stroburg by West Central after February 2009 in light of the agreement that Mr. Stroburg would not earn a salary for his services provided to us in light of difficult market and industry conditions.
(5)	Represents amounts paid to West Central for services provided by Mr. Stroburg as our Chief Executive Officer. See “Certain relationships and related party transactions” for more information about these payments.
(6)	Mr. Stone joined the Company in August 2009.

Grants of Plan Based Awards Table

The following table provides information regarding plan-based awards granted during fiscal year 2010 to the named executive officers.

Name	Grant Date	All Other Stock Awards: Number of Shares of Stock or Units (#)(1)	Grant Date Fair Value of Stock and Option Awards ($)(2)
Jeffrey Stroburg(3)(4)	08/18/2010	625,894	$2,966,738
Former Chief Executive Officer

Daniel J. Oh(4)(5)	08/18/2010	474,556	$2,249,393
President and Former Chief Operating Officer

Chad Stone(6)	08/18/2010	125,000	$592,500
Chief Financial Officer

(1)	Represents restricted stock units granted under our 2009 Stock Incentive Plan in August 2010.
(2)	Represents the grant date fair value of the restricted stock units received by the named executive officers, computed in accordance with FASB ASC Topic 718. For a summary of the assumptions used in the valuation of awards made in 2010, please see note 16 to our audited consolidated financial statements attached as Annex F to this proxy statement/information statement.
(3)	Mr. Stroburg was granted 607,894 restricted stock units in exchange for cancellation of his options in the predecessor company. Mr. Stroburg was also granted an additional 18,000 restricted stock units.
(4)	On September 28, 2011, Mr. Oh was appointed as our Chief Executive Officer, replacing Mr. Stroburg. Mr. Oh concurrently relinquished his position as Chief Operating Officer.
(5)	Mr. Oh was granted 455,921 restricted stock units in exchange for the cancellation of his options in the predecessor company. Mr. Oh was also granted an additional 18,635 restricted stock units.
(6)	Mr. Stone was granted 125,000 restricted stock units in exchange for the cancellation of his options in the predecessor company.

Outstanding Equity Awards at Fiscal Year-End Table

The following table provides information about the number of outstanding equity awards held by our named executive officers at fiscal year-end 2010.

		Stock Awards
Name	Grant Date	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market value of Shares or Units of Stock That Have Not Vested ($)
Jeffrey Stroburg(2)	08/18/2010	625,894	$2,966,738
Former Chief Executive Officer

Daniel J. Oh(2)	08/18/2010	474,556	$2,249,393
President and Former Chief Operating Officer

Chad Stone	08/18/2010	125,000	$592,500
Chief Financial Officer

(1)	Represents restricted stock units granted under our 2009 Stock Incentive Plan in August, 2010 which vest on August 18, 2013.
(2)	On September 28, 2011, Mr. Oh was appointed as our Chief Executive Officer, replacing Mr. Stroburg. Mr. Oh concurrently relinquished his position as Chief Operating Officer.

Severance and Change in Control Payments

Acceleration of Equity

Restricted stock units held by each of Messrs. Stroburg, Oh and Stone will vest in full (i) upon involuntary termination by the Company without cause, (ii) upon a change in control of the Company, (iii) on the first date that they can sell Company common stock on a national securities exchange, and (iv) three months following the creation of a regular trading market for the Company’s common stock where trading volume exceeds one percent of the outstanding shares of the Company. If a change in control were to occur as of December 31, 2010, the named executive officers would be entitled to receive the value of the restricted stock units that would become vested. The named executive officers would be entitled to the following amounts: Mr. Stroburg — $2,966,738; Mr. Oh — $2,249,393; and Mr. Stone — $592,500.

COMPENSATION OF DIRECTORS

Our directors did not receive any cash compensation for the fiscal year ended December 31, 2010. Messrs. Jackson, Howard, Chesnut, and Christensen received grants of 33,083, 33,458, 10,458 and 10,458 RSUs, respectively, in August, 2010 in respect of previously deferred cash director fees. The RSUs become exercisable three years after the date of grant and are convertible on a one-for-one basis into our common stock.

The following table provides information regarding director compensation during fiscal year 2010.

Name	Stock Awards ($)(1)	Total ($)
Paul Chatterton	—	—
Scott P. Chesnut	$49,571	$49,571
Delbert Christensen	49,571	49,571
Eric Hakmiller	—	—
Randolph L. Howard	158,591	158,591
Don Huyser	—	—
Michael A. Jackson	156,813	156,813
Jonathan Koch	—	—
Ronald L. Mapes	—	—
Christopher D. Sorrells	—	—
Jeffrey Stroburg	2,966,738	2,966,738

(1)	Represents the grant date fair value of restricted stock units granted under our 2009 Stock Incentive Plan in August, 2010, as computed in accordance with FASB ASC Topic 718. For a summary of the assumptions used in the valuation of awards made in 2010, please see note 16 to our audited consolidated financial statements attached as Annex F to this proxy statement/information statement.

AUDIT COMMITTEE REPORT

Fees Paid to Independent Registered Public Accounting Firm

The Audit Committee’s policy is to evaluate and determine that the services provided by Deloitte & Touche LLP and the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, the “Deloitte Entities”) in each year are compatible with the auditor’s independence. The following table shows fees billed for each of 2010 and 2009 for professional services rendered by the Deloitte Entities for the audit of our financial statements and other services.

Year	Audit Fes(1)	Audit- Related Fees(2)	Tax Fees(3)	All Other Fees(4)
2010	$1,195,383	$435,636	$206,601	$73,268
2009	$929,295	$573,061	$256,508	$86,918

(1)	Audit fees are fees for the audit of the Company’s annual financial statements. Audit fees also include fees for the review of financial statements included in the Company’s quarterly reports on Form 10-Q and for services that are normally provided by the Deloitte Entities in connection with statutory and regulatory filings or engagements.
(2)	Comprised of fees for services performed in connection with the Company’s filing of a registration statement on Form S-4; acquisitions of: Central Iowa Energy, Blackhawk, Seneca, American BDF, Tellurian and ARES’ Clovis facility; and subsidiary audit requirements on behalf of lending institutions.
(3)	Tax fees are for tax consulting and compliance services and tax related acquisition and tax due diligence services.
(4)	Comprised of fees for Service Auditor’s Reports (SAS70 Type II examination audit).

Audit Committee Pre-Approval Procedures

With respect to independent auditor services and fees, it is our practice to provide pre-approval of audit, audit-related, tax and other specified services on an annual basis. Unless a type of service to be provided by the independent registered public accounting firm has received general pre-approval, we seek specific pre-approval by the Audit Committee. Other specified services are generally reapproved only when the amount of such services is expected to be different than the prior year or normal fees. Proposed services anticipated to exceed pre-approved cost levels are discussed with the Audit Committee. It is our practice that the Audit Committee Chairman has pre-approval authority with respect to permitted services. The Chairman of the Audit Committee reports any pre-approval decisions to our Audit Committee at its next scheduled meeting.

GENERAL INFORMATION

Stockholder Proposals for the 2012 Annual Meeting

Stockholder proposals for inclusion in the proxy materials for the 2012 annual meeting must be received at our principal executive offices not less than 120 calendar days before the date this proxy statement was released to our stockholders. However, we expect our 2012 annual meeting will be held more than 30 days from the date of 2011 Annual Meeting and, as a result, the deadline will be a reasonable time before we begin to print and send our proxy materials.

In addition, if our proposed initial public offering is completed, our bylaws will provide stockholders who wish to present proposals for action, or to nominate directors, at our next annual meeting of stockholders (that is, the next annual meeting following the annual meeting to which this proxy statement relates) must give written notice thereof to our Corporate Secretary at the address set forth on the cover page of this proxy statement in accordance with the provisions of our bylaws, which require that such notice be given not less than 90 days nor more than 120 days prior to the first anniversary of the date of the preceding annual meeting of stockholders. In the event the date of the 2012 annual meeting is more than 30 days before or 60 days after the anniversary date of the 2011 Annual Meeting, in order for a notice to be timely, it must be delivered not later than the close of business on the later of the 90th day prior to the 2012 annual meeting or the close of business on the 10th day following the day on which we first publicly announce the date of the 2012 annual meeting. We anticipate the 2012 annual meeting will be held more than 30 days prior to the anniversary date of the 2011 annual meeting.

The date of our 2012 annual meeting will be disclosed in one of our reports filed with the Securities and Exchange Commission.

Section 16 Compliance

Prior to April 29, 2011, our directors, certain executive officers and any person holding more than 10% of our common stock were not required to report their initial ownership of our stock and any changes in that ownership to the SEC. As such, they were not required to comply with the filing requirements of Section 16(a).

Financial Statements

Audited financial information for the years ended December 31, 2009 and 2010 and unaudited financial information for the three and six months ended June 30, 2010 and 2011, and Management’s Discussion and Analysis of this financial information, is attached hereto as Annex E and Annex F.

Copies of Corporate Governance and Other Materials Available

Our Board has adopted various corporate governance guidelines setting forth our governance principals and governance practices. These documents are available for downloading or printing on our web site at www.REGI.com, by selecting “Investor Relations” and then “Corporate Governance.”

•	Audit Committee Charter

•	Compensation Committee Charter

•	Nominating and Governance Committee Charter

PROPOSAL 1 — ELECTION OF DIRECTORS

Each of the nominees listed below has been nominated by our Board at the recommendation of the Nominating and Governance Committee in accordance with its charter to serve until the 2012 Annual Meeting of Stockholders or until their successors are elected and qualified.

Each nominee is now a member of our Board. If either nominee becomes unable to serve as a director before the Annual Meeting (or decides not to serve), the individuals named as proxies may vote for a substitute nominee proposed by our Board or we may reduce the number of members of our Board. We recommend a vote FOR each nominee listed below.

Jeffrey Stroburg

Paul Chatterton

Scott P. Chesnut

Delbert Christensen

Eric Hakmiller

Randolph L. Howard

Don Huyser

Michael A. Jackson

Jonathan Koch

Ronald L. Mapes

Daniel J. Oh

Christopher D. Sorrells

The holders of a majority of our outstanding shares of common stock and Series A preferred stock, voting together, are parties to a Stockholder Agreement, which commits each of them to vote their shares as follows:

•

one representative, currently Christopher D. Sorrells, designated by Natural Gas Partners VIII, L.P. and NGP Energy Technology Partners L.P. (collectively “NGP”), with NGP having the right to designate a second director upon NGP’s written request,

•	one representative, currently Paul Chatterton, designated by ED & F Man Holdings BV,

•	one representative, currently Eric Hakmiller, designated by Bunge North America, Inc.,

•	one representative, currently Jonathan Koch, designated by U.S. Biodiesel Group, and

•	five representatives, currently Jeffrey Stroburg, Scott P. Chesnut, Delbert Christensen, Randolph L. Howard and Michael A. Jackson, designated by West Central Cooperative.

Each of the twelve directors receiving the highest number of votes from holders of common stock and Series A preferred stock, voting together, will be elected as director.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF EACH NAMED NOMINEE.

PROPOSAL 2 — “SAY-ON-PAY” ADVISORY VOTE ON EXECUTIVE

COMPENSATION

This Proposal 2, which is commonly referred to as a “say-on-pay” vote, provides you with the opportunity to advise our Board and Compensation Committee regarding your approval of the compensation of our named executive officers as described in the Executive Compensation Discussion and Analysis section, accompanying compensation tables and narrative disclosure set forth in this proxy statement/information statement on pages 23-28. This vote is not intended to address any specific item of compensation or the compensation of any particular named executive officer, but rather the overall compensation of our named executive officers as well as the philosophy and objectives of our executive compensation programs.

We are asking our stockholders to indicate their support for our named executive officer compensation as described in this proxy statement/information statement by voting “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the compensation paid to the company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Executive Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED.”

The say-on-pay vote is not binding on the Company, our Compensation Committee or our Board. We value, however, the opinions of our stockholders and the Compensation Committee will take into account the result of the vote when determining future executive compensation.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THIS PROXY STATEMENT/ INFORMATION STATEMENT PURSUANT TO THE COMPENSATION DISCLOSURE RULES OF THE SECURITIES AND EXCHANGE COMMISSION.

PROPOSAL 3 — ADVISORY VOTE ON THE FREQUENCY OF SAY-ON-PAY VOTE

Proposal 3 provides our stockholders an advisory vote as to whether the stockholder advisory vote to approve executive compensation, as described in Proposal No. 2, should occur every one, two or three years.

After careful consideration, our Board recommends that future advisory votes on executive compensation occur every year. We believe that say-on-pay votes should be conducted every year so that stockholders may annually express their views on the Company’s executive compensation program. The Compensation Committee, which administers the Company’s executive compensation program, values the opinions expressed by stockholders in these votes and will thoughtfully evaluate and respond to the outcome of these votes in making its decisions on the Company’s executive compensation program.

The option of one year, two years or three years that receives the greatest number of votes cast by stockholders will be the frequency for the advisory vote on executive compensation that has been approved by stockholders. However, because this is an advisory vote and not binding on our Board or the Company, our Board may decide that it is in the best interest of stockholders and the Company to hold an advisory vote on executive compensation on a more or less frequent basis than the option approved by stockholders.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “EVERY YEAR” AS THE FREQUENCY WITH WHICH STOCKHOLDERS ARE PROVIDED A NON-BINDING ADVISORY VOTE ON THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS.

PROPOSAL 4 — RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM FOR 2011

Based upon its review of Deloitte & Touche LLP’s (“Deloitte”) qualifications, independence and performance, the Audit Committee of our Board has appointed Deloitte to serve as our independent registered public accounting firm for 2011.

The appointment of our independent registered public accounting firm is not required to be submitted for ratification by the stockholders. However, as a matter of good corporate governance, the Audit Committee is submitting its appointment of Deloitte as independent registered public accounting firm for 2011 for ratification by our stockholders.

If our stockholders fail to ratify the appointment of Deloitte, the Audit Committee may reconsider whether to retain Deloitte, and may continue to retain that firm or appoint another firm without resubmitting the matter to our stockholders. Even if our stockholders ratify the appointment of Deloitte, the Audit Committee may, in its discretion, appoint a different independent registered public accounting firm for us if it determines that such a change would be in the best interests of our company and our stockholders.

The affirmative vote of a majority of the common stock present in person or represented by proxy and entitled to vote at the Annual Meeting is required to ratify the appointment of Deloitte as our independent registered public accounting firm for 2011.

Representatives of Deloitte are expected to attend the Annual Meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF DELOITTE AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2011.

PROPOSAL 5 — AMENDMENT OF THE 2009 STOCK INCENTIVE PLAN

Our stockholders are being asked to approve the Amended and Restated 2009 Stock Incentive Plan (the “Amended Stock Plan”) approved by the Board on August 31, 2011, in order to (i) increase the number of shares available for issuance by five million shares, which increase will be effective on the date of the approval of the Amended Stock Plan by our stockholders, (ii) extend the termination date of the plan to ten years after the date of Board approval of the Amended Stock Plan (August 31, 2021), (iii) increase the limits on annual awards per participant, and (iv) make certain other technical amendments to the 2009 Stock Incentive Plan. The 2009 Stock Incentive Plan was initially adopted by the Board of Directors in May 2009 and approved by our stockholders effective May 6, 2009, and amended on each of July 13, 2009 and June 29, 2010. The Amended Stock Plan will allow the Company to continue to offer meaningful equity incentive packages to officers, non-employee directors, key employees and other key individuals by offering those persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company. In the judgment of the Board of Directors, grants under the Amended Stock Plan will be a valuable incentive and will serve to the ultimate benefit of stockholders by aligning more closely the interests of the participants with those of the Company’s stockholders.

On the Record Date, 10,400,000 shares of common stock were reserved for issuance under the 2009 Stock Incentive Plan consisting of 5,400,000 shares reserved under the 2009 Stock Incentive Plan immediately prior to the Board’s approval of the Amended Stock Plan, and 5,000,000, additional shares authorized by the Board under the Amended Stock Plan, subject to stockholder approval. Because participation and the types of awards under the Amended Stock Plan are subject to the discretion of the Plan Administrator, the benefits or amounts that will be received by any participant or group of participants if the Amended Stock Plan is approved are not currently determinable. On the Record Date, there were three executive officers, approximately 204 full-time employees and ten non-employee directors of the Company who were eligible to participate in the 2009 Stock Incentive Plan.

2009 Stock Incentive Plan

The 2009 Stock Incentive Plan was initially adopted by the Board of Directors in May 2009 and approved by our stockholders effective May 6, 2009.

The 2009 Stock Incentive Plan provides for the direct award of shares of common stock (including restricted shares), the award of restricted stock units and stock appreciation rights, the award of performance shares and the grant of incentive stock options to purchase common stock intended to qualify for preferential tax treatment under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), and nonstatutory stock options to purchase common stock that do not qualify for such treatment under the Code. All employees, including officers, of the Company or any subsidiary, non-employee directors of the Company and any adviser or consultant who performs services for the Company or any subsidiary are eligible to purchase shares of common stock and to receive awards of shares, restricted shares, performance shares, restricted stock units or stock appreciation rights or grants of nonstatutory stock options. As of August 31, 2011, 230 employees (including officers) and non-employee directors would have been eligible to receive awards under the 2009 Stock Incentive Plan.

Description of 2009 Stock Incentive Plan and Amended Stock Plan

A summary of the provisions of the 2009 Stock Incentive Plan and the amendments reflected in the Amended Stock Plan is set forth below and is qualified in its entirety by the detailed provisions of the Amended Stock Plan, a copy of which is attached as Appendix D to this proxy statement/information statement.

Administration

The 2009 Stock Incentive Plan is administered by the Board of Directors or a committee designated by the Board of Directors (the “Committee”). Subject to the limitations set forth in the 2009 Stock Incentive Plan, the

Committee has the authority to determine, among other things, to whom awards will be granted and the terms and conditions of any such awards. The Committee may establish different terms and conditions for different awards and different participants. The Committee may delegate to the Company’s Chief Executive Officer the power and authority to make awards and grants under the 2009 Stock Incentive Plan with respect to individuals below the position of Senior Vice President. However, only the Board of Directors or the Committee may select and grant awards to the Company’s executive officers.

Maximum Shares and Award Limits

A total of 5,400,000 shares of common stock are currently reserved for issuance under the 2009 Stock Incentive Plan. As of August 31, 2011, the Company had outstanding options to purchase an aggregate of 217,566 shares of common stock at an exercise price of $9.50 per share and had 2,870,223 restricted stock units granted under the 2009 Stock Incentive Plan, and had 2,312,211 shares of common stock available for issuance under the 2009 Stock Incentive Plan. Under the Amended Stock Plan, an additional 5,000,000 shares are reserved for issuance, subject to stockholder approval at the Annual Meeting. Any shares of common stock subject to an award which for any reason expires without having been exercised, is canceled or terminated or otherwise is settled without the issuance of any common stock shall again be available for grant under the plan. In addition, any shares of common stock otherwise issuable in respect of any award that are withheld to cover taxes will not be treated as having been issued under the plan and only the net number of shares of common stock issued in respect of stock-settled stock appreciation rights and net-exercised options will be deemed issued under the plan.

Under the 2009 Stock Incentive Plan prior to amendment, no one award recipient could be granted (i) options or stock appreciation rights during any twelve (12) month period with respect to more than 610,000 shares of common stock or (ii) restricted stock during any twelve (12) month period with respect to more than 610,000 shares of common stock, or (iii) restricted stock units during any twelve (12) month period with respect to more than 630,000 shares of common stock, or (iv) performance shares or other stock-based awards during any twelve (12) month period that are denominated in shares of common stock with respect to more than 10,000 shares of common stock. Under the Amended Stock Plan, the share limit per person for each type of award will be increased to 1,000,000 shares during any twelve (12) month period. The maximum dollar value payable to any award recipient in any twelve (12) month period with respect to performance units and other stock-based awards that are valued with reference to cash or property other than shares of common stock was $300,000, but will be increased to $1,500,000 under the Amended Stock Plan.

Under the Amended Stock Plan, incentive stock options may be granted for up to the maximum number of shares authorized for issuance under the Amended Stock Plan.

Unless otherwise determined by the Committee at the time of grant, the 2009 Stock Incentive Plan participants who receive shares of common stock at the time of grant of an award will be entitled to receive all dividends and other distributions paid with respect to those shares provided that if any such dividends or distributions are paid in shares of common stock, such shares will be subject to the same forfeiture restrictions and restrictions on transferability as apply to the shares subject to such awards on which such dividends or distributions were paid. To the extent that shares of common stock are not issued at the time of grant of an award, the Committee shall determine whether the participant shall receive dividend equivalents in respect of the shares subject to the award, and unless otherwise determined by the Committee, any such dividend equivalents payable in shares of common stock shall be subject to the same forfeiture restrictions as apply to the shares subject to the award.

Options

Options granted under the 2009 Stock Incentive Plan may be of two types: (i) incentive stock options and (ii) nonstatutory stock options. The terms of any grants of options under the 2009 Stock Incentive Plan will be set forth in an option agreement to be entered into between the Company and the recipient. The Committee will determine the terms and conditions of such option grants, which need not be identical. Options may provide for accelerated exercisability in the event of the award recipient’s death, disability, or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the award recipient’s service or upon the occurrence of certain other events.

The exercise price of each option will be set by the Committee, subject to the following limits. The exercise price of an incentive stock option or nonstatutory stock option cannot be less than 100% of the fair market value of a share of common stock on the date the option is granted (110% for an incentive stock option if the recipient is a more-than-10% stockholder). The maximum period in which an option may be exercised will be fixed by the Committee and included in each option agreement but cannot exceed ten years (five years for an incentive stock option if the recipient is a more-than-10% stockholder). In addition, no option recipient may be granted incentive stock options that are exercisable for the first time in any calendar year for common stock having a total fair market value (determined as of the option grant) in excess of $100,000.

Payment of the exercise price for the exercise of a stock option may be made in cash, by exchanging shares of common stock previously owned by the optionee, pursuant to a “net exercise” procedure authorized by the Committee, or in accordance with any other procedure or arrangement approved by the Committee.

In the event of an optionee’s death, disability or approved retirement, any options granted to such optionee shall become exercisable according to the terms of the award agreement. In the event a participant’s employment is terminated by the Company other than due to death, disability or approved retirement, any options granted to such participant that have not been exercised, expire at the time of such termination of employment and are not exercisable thereafter.

Restricted Stock

The terms of any awards of restricted stock under the 2009 Stock Incentive Plan will be set forth in a restricted stock agreement to be entered into between the Company and the recipient. The Committee will determine the terms and conditions of the restricted stock agreements, which need not be identical. Restricted stock awards generally will be subject to vesting requirements over a minimum period of three years, unless otherwise provided in the 2009 Stock Incentive Plan, and may be subject to transfer restrictions. Award recipients who are granted restricted stock may exercise full voting rights and other rights as a stockholder with respect to those shares.

Restricted Stock Units

The terms of any awards of restricted stock units under the 2009 Stock Incentive Plan will be set forth in a restricted stock unit agreement to be entered into between the Company and the recipient. The Committee will determine the terms and conditions of the restricted stock unit agreements, which need not be identical. Restricted stock units generally will be subject to the same vesting requirements as awards of restricted stock. Unlike restricted stock, the stock underlying restricted stock units will not be issued until the stock units have vested, and recipients of restricted stock units will not have any rights as a stockholder prior to the actual of issuance of any common stock upon settlement.

Stock Appreciation Rights

The terms of any awards of stock appreciation rights under the 2009 Stock Incentive Plan will be set forth in an agreement to be entered into between the Company and the recipient. Stock appreciation rights may be granted in tandem with an option, or may be granted on a freestanding basis. Unless otherwise determined by the Committee, the terms and conditions applicable to stock appreciation rights granted in tandem with an option shall be substantially identical to the terms and conditions applicable to the tandem options and the terms and conditions applicable to freestanding stock appreciation rights shall be substantially identical to the terms and conditions that would have been applicable were the grant of the stock appreciation rights a grant of options.

Stock appreciation rights granted in tandem with an option may only be exercised upon the surrender of the right to exercise such option for an equivalent number of shares and may be exercised only with respect to the shares of common stock for which the related option is then exercisable. Upon exercise of the stock appreciation right, the holder is entitled to receive payment in cash, shares of common stock or a combination thereof.

Performance Shares and Performance Units

The terms of any awards of performance shares under the 2009 Stock Incentive Plan will be set forth in an agreement to be entered into between the Company and the recipient. The Committee will determine the terms, conditions and restrictions of any such agreements, which need not be identical.

Performance shares give an award recipient the right to acquire a specified number of shares of common stock, or at the Committee’s discretion, cash, or a combination of common stock and cash, at a future date, based on performance criteria set forth in the performance share agreement. Performance shares and performance units become earned, in whole or in part, based on the attainment of the specified performance criteria or the occurrence of certain events, including a change in control. The Committee may, at the time of the grant, condition payment of the performance shares or performance units on the completion of a minimum period of service or other conditions. Unless otherwise determined by the Committee, a participant whose employment or service terminates by reason of approved retirement, disability or death may be entitled to receive the same payment or distribution in respect of performance shares or performance units that would have been payable for the performance period had such participant’s employment continued until the end of the applicable performance period.

The 2009 Stock Incentive Plan sets forth performance criteria to be used in the case of performance shares and performance units. If, at the time of grant, the Committee intends for a performance award or performance unit to qualify as “performance-based compensation” within the meaning of Section 162(m)(4) of the Code, the Committee must establish performance criteria for the applicable performance period no later than the 90th day after the performance period begins. Performance criteria may be based on the total return to the Company’s stockholders or upon the attainment of one or more of the following criteria: (i) stock price, (ii) operating earnings, (iii) net earnings, (iv) return on equity, (v) income, (vi) market share, (vii) combined ratio, (viii) level of expenses, (ix) growth in revenue, (x) earnings before interest, taxes, depreciation and amortization, (xi) cash flow, (xii) earnings per share, (xiii) return on invested capital, (xiv) return on assets, (xv) economic value added and (xvi) improvement in or attainment of working capital levels.

Other Stock-Based Awards

The Committee may grant other types of equity-based and equity-related awards in addition to options, restricted stock, restricted stock units, performance shares, performance units and stock appreciation rights. The terms of any other stock-based awards will be set forth in an agreement to be entered into between the Company and the recipient. The Committee will determine the terms, conditions and restrictions of any such agreement, which need not be identical. However, except for specified exceptions, no participant may vest in any such stock-based award on a schedule which is more favorable to the participant than ratably over a period of three years from the date of grant.

Amendment and Termination

The Board of Directors may amend, modify, suspend or terminate the 2009 Stock Incentive Plan at any time. However, any amendment to (i) increase the number of shares available for issuance under the 2009 Stock Incentive Plan, (ii) lower the minimum exercise price at which an option or stock appreciation right may be granted or otherwise permit the repricing of any outstanding options or stock appreciation rights, (iii) extend the maximum term for options or stock appreciation rights or (iv) otherwise amend the 2009 Stock Incentive Plan in a material fashion that would require stockholder approval under the applicable rules and regulations of any exchange on which the common stock is listed to trade shall be subject to the approval of the Company’s stockholders. Unless sooner terminated by the Board of Directors, the Amended Stock Plan will terminate on August 31, 2021, subject to stockholder approval of the amendment and restatement.

Change of Control

Under the 2009 Stock Incentive Plan, a “Change of Control” is generally defined as: (i) certain changes in the composition of the Board of Directors; (ii) any transaction as a result of which any person, except West Central Cooperative, becomes the beneficial owner of 50% or more of the common stock or voting power of all voting securities of the Company; (iii) a restructuring of the Company as a result of the consummation of a merger, reorganization, consolidation or other similar transaction which, under the Amended Stock Plan involves a change in beneficial ownership of more than 50%; (iv) a sale, transfer or other disposition of all or substantially all of the assets of the Company or a liquidation of the Company; or (v) any other event or circumstance that the Board of Directors determines to be a Change of Control. In the event of a Change of Control unless provided in the applicable award agreement (i) each option and stock appreciation right then outstanding will be fully exercisable regardless of the exercise schedule applicable to such option or stock appreciation right, (ii) the period of restriction shall lapse as to each share of restricted stock then outstanding, (iii) each outstanding restricted stock unit will become fully vested and payable, (iv) each outstanding performance share award and performance unit award shall be deemed earned at the target level of performance for such award, and (v) each outstanding other stock-based award shall become fully vested and payable. In addition, the Committee may provide that each option and/or stock appreciation right will be cancelled in exchange for a payment of the excess if any, of the change in control price over the price of the option or stock appreciation right. However, no cancellation, acceleration of exercisability, vesting, cash settlement or other payment shall occur with respect to any award if the Committee determines in good faith that such award shall be honored or assumed, or new rights substituted therefor immediately following the Change of Control. Any such assumed or substituted award must provide for accelerated vesting if the participant is terminated without cause, constructively terminated, or terminated due to death or disability within eighteen months (or for awards granted prior to the Amended Stock Plan, two years) following the Change of Control.

Should any event constitute a Change of Control for purposes of the 2009 Stock Incentive Plan, but not constitute a change of control within the meaning of Section 409A of the Code, then any payment of an amount that is otherwise accelerated will be delayed until the earliest time that such payment would be permissible under Section 409A without triggering any penalties applicable under Section 409A.

Certain Federal Income Tax Aspects of Awards Under the 2009 Plan

This is a brief summary of the federal income tax aspects of awards that may be made under the 2009 Stock Incentive Plan based on existing U.S. federal income tax laws. This summary provides only the basic tax rules. It does not describe a number of special tax rules, including the alternative minimum tax and various elections that may be applicable under certain circumstances. It also does not reflect provisions of the income tax laws of any municipality, state or foreign country in which a holder may reside, nor does it reflect the tax consequences of a holder’s death. The tax consequences of awards under 2009 Plan depend upon the type of award and, if the award is to an executive officer, whether the award qualifies as performance-based compensation under Section 162(m) of the Code.

Incentive Stock Options. The recipient of an incentive stock option generally will not be taxed upon grant of the option. Federal income taxes are generally imposed only when the shares of common stock from exercised incentive stock options are disposed of, by sale or otherwise. The amount by which the fair market value of the common stock on the date of exercise exceeds the exercise price is, however, included in determining the option recipient’s liability for the alternative minimum tax. If the incentive stock option recipient does not sell or dispose of the shares of common stock until more than one year after the receipt of the shares and two years after the option was granted, then, upon sale or disposition of the shares, the difference between the exercise price and the market value of the shares of common stock as of the date of exercise will be treated as long-term capital gain, and not ordinary income. If a recipient fails to hold the shares for the minimum required time the recipient will recognize ordinary income in the year of disposition generally in an amount equal to any excess of the market value of the common stock on the date of exercise (or, if less, the amount realized on disposition of the shares) over the exercise price paid for the shares. Any further gain (or loss) realized by the recipient generally will be taxed as short-term or long-term gain (or loss) depending on the holding period. We will generally be entitled to a tax deduction at the same time and in the same amount as ordinary income is recognized by the option recipient.

Nonstatutory Stock Options. The recipient of stock options not qualifying as incentive stock options generally will not be taxed upon the grant of the option. Federal income taxes are generally due from a recipient of nonstatutory stock options when the stock options are exercised. The excess of the fair market value of the common stock purchased on such date over the exercise price of the option is taxed as ordinary income. Thereafter, the tax basis for the acquired shares is equal to the amount paid for the shares plus the amount of ordinary income recognized by the recipient. We will generally be entitled to a tax deduction at the same time and in the same amount as ordinary income is recognized by the option recipient by reason of the exercise of the option.

Other Awards. Recipients who receive restricted stock unit awards will generally recognize ordinary income when they receive shares upon settlement of the awards, in an amount equal to the fair market value of the shares at that time. Recipients who receive awards of restricted shares subject to a vesting requirement will generally recognize ordinary income at the time vesting occurs, in an amount equal to the fair market value of the shares at that time minus the amount, if any, paid for the shares. However, a recipient who receives restricted shares which are not vested may, within 30 days of the date the shares are transferred, elect in accordance with Section 83(b) of the Code to recognize ordinary compensation income at the time of transfer of the shares rather than upon the vesting dates. Recipients who receive stock appreciation rights will generally recognize ordinary income upon exercise in an amount equal to the excess of the fair market value of the underlying shares of common stock on the exercise date over the exercise price. Recipients who receive performance shares will generally recognize ordinary income at the time of settlement, in an amount equal to the cash received, if any, and the fair market value of any stock received. We will generally be entitled to a tax deduction at the same time and in the same amount as ordinary income is recognized by the recipient.

Code Section 162(m). Section 162(m) of the Code would render non-deductible to us certain compensation in excess of $1,000,000 received in any year by certain executive officers unless such excess is “performance-based compensation.” The approval of the 2009 Stock Incentive Plan by our stockholders in 2009 satisfied one of the requirements for the performance-based compensation exemption.

New Plan Benefits

The Committee has not made any determination with respect to future awards under the Amended Stock Plan and awards and the terms of any awards under the Amended Stock Plan for the current year or any future year are not determinable.

Required Vote

Approval of the Amended and Restated 2009 Stock Incentive Plan requires the affirmative vote of a majority of the shares of common stock and Series A preferred stock, voting together, present in person or by proxy and entitled to vote.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE AMENDED AND RESTATED 2009 STOCK INCENTIVE PLAN.

PROPOSAL 6 — RECLASSIFICATION OF THE COMPANY’S COMMON STOCK

Our common stockholders are being asked to act upon a proposal to amend and restate the Company’s certificate of incorporation to reclassify the Company’s existing common stock as Class A common stock, to create a new class of common stock (“New Common Stock”) and to provide for the rights and preferences of the Class A common stock and common stock and certain other amendments, all as set forth in Article IV, Sections A and B of the Second Amended and Restated Certificate of Incorporation attached as Annex A to this proxy statement/information statement. Our Board has unanimously approved and declared advisable the Second Amended and Restated Certificate of Incorporation and has directed that this proposal be submitted to the common stockholders for consideration and action.

The following description of Proposal 6 is qualified in its entirety by the detailed provisions of the Second Amended and Restated Certificate of Incorporation, a copy of which is attached as Annex A to this proxy statement/information statement.

ONLY HOLDERS OF OUR COMMON STOCK ARE BEING ASKED TO VOTE ON THIS PROPOSAL 6 BECAUSE THIS MATTER HAS PREVIOUSLY RECEIVED ALL REQUIRED APPROVALS FROM HOLDERS OF OUR SERIES A PREFERRED STOCK. FOR HOLDERS OF SERIES A PREFERRED STOCK, INFORMATION REGARDING PROPOSAL 6 IS BEING PROVIDED FOR INFORMATIONAL PURPOSES ONLY AND AS NOTICE OF ACTIONS TAKEN BY WRITTEN CONSENT OF HOLDERS OF SERIES A PREFERRED STOCK. WE ARE NOT ASKING HOLDERS OF SERIES A PREFERRED STOCK FOR A PROXY AS TO PROPOSAL 6 AND HOLDERS OF SERIES A PREFERRED STOCK ARE REQUESTED NOT TO SEND US A PROXY.

Background and Reasons for the Reclassification

On July 18, 2011, the Company filed a registration statement on Form S-1 in connection with its plan to offer its common stock to the public and list its common stock, as reclassified in accordance with this Proposal 6, on the Nasdaq Global Market (the “proposed initial public offering”). In connection with the proposed initial public offering, our Board has approved and declared advisable the Second Amended and Restated Certificate of Incorporation (“Second Restated Certificate”) that provides, among other things, for the reclassification of the Company’s existing common stock into newly issued shares of Class A common stock and the authorization of a new class of common stock (“New Common Stock”) that generally would be treated equally, identically and ratably with the Class A common stock with respect to voting, dividends, dissolution or upon a merger or consolidation involving the Company. The Company intends to apply to have its shares of New Common Stock listed on the Nasdaq Global Market for trading. The Class A common stock will not be listed, but will automatically convert into the listed New Common Stock approximately six months after closing of the proposed initial public offering. The reason for this reclassification and delayed conversion of Class A common stock into New Common Stock is to allow time for the establishment of an orderly trading market for the Company’s New Common Stock, which would typically be effected through lock-up agreements between a company’s stockholders and the underwriters for an initial public offering.

Rights and Preferences of the Class A Common Stock and New Common Stock

Below is a summary of the rights and preferences of the Class A common stock and New Common Stock. The rights of the New Common Stock and Class A common stock are identical in all respects, except as discussed below. In connection with any merger or consolidation of the Company with or into any other entity, shares of Class A common stock and New Common Stock shall be treated equally, identically and ratably, on a per share basis, with respect to any consideration into which such shares are converted or any other consideration paid or otherwise distributed to stockholders of the Company, unless different treatment of the shares of each class is approved by the affirmative vote of the holders of a majority of the outstanding shares of Class A common stock and New Common Stock, each voting separately as a class. In addition, the rights of the New Common Stock and Class A common stock are identical to the rights and preferences of our existing common stock, except with respect to the conversion right of the Class A common stock.

Conversion of Class A Common Stock. The Class A common stock will automatically convert into shares of New Common Stock upon expiration of the underwriters’ lock-up period (including any extension of such lock-up period in accordance with the terms thereof) in connection with the proposed initial public offering of the Company’s common stock so long as it occurs on or prior to June 30, 2012. In addition, certain holders of our existing common stock who receive Class A common stock will have those shares converted to shares of New Common Stock to the extent that such holders are selling shares in the proposed initial public offering. By agreement between the Company and certain holders of its capital stock, such holders will be entitled to sell up to 5% of the shares to be sold in the proposed initial public offering, excluding shares to be sold to pursuant to the over-allotment option, if any.

Voting Rights. Each holder of our New Common Stock and Class A common stock, voting together as one class, subject to the rights of preferred stockholders, will be entitled to one vote for each share held on all matters submitted to a vote of stockholders. New Common and Class A common stockholders will not be entitled to cumulative voting in the election of directors by our certificate of incorporation. This means that the holders of a majority of the shares voted will be able to elect all of the directors then standing for election.

Dividend Rights. Subject to preferences that may apply to shares of preferred stock outstanding at the time, including the Series B preferred stock described below, the holders of outstanding shares of our New Common Stock and Class A common stock will be entitled to receive dividends out of assets legally available at the times and in the amounts that our Board may determine from time to time. In the event the dividend is paid in the form of New Common Stock and Class A common stock, then the holders of Class A common stock will receive Class A common stock and the holders of New Common Stock will receive New Common Stock.

Rights upon a Dissolution. Upon our dissolution, the holders of New Common Stock and Class A common stock will be entitled to share ratably in all assets that may be available for distribution after satisfaction of creditors and any class or series of stock having a preference on dissolution over the New Common Stock and Class A common stock. In addition, in certain circumstances the holders of the Series B preferred stock will share ratably in the proceeds of liquidation with the holders of our New Common Stock and Class A common stock on an as-converted basis as described below in the section entitled “Rights and Preferences of the Series B Preferred Stock — Liquidation Preference.”

Other Rights. Holders of New Common Stock and Class A common stock have no preemptive or conversion rights or other subscription rights. There will be no redemption or sinking fund provisions applicable to either New Common Stock or Class A common stock.

Timing and Effectiveness of the Reclassification

Our Board anticipates filing the Second Restated Certificate with the Secretary of State of the State of Delaware prior to the completion of the proposed initial public offering. However, the Second Restated Certificate will not be filed unless it is expected that the closing of an initial public offering will occur on or before June 30, 2012, as the recapitalization of our Series A preferred stock depends on the occurrence of the closing on or before such date. In addition, please note that the Second Restated Certificate may be abandoned by our Board, without further action by our stockholders, at any time prior to its filing with the Delaware Secretary of State if for any reason our Board deems it advisable. Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the actions described herein will not be implemented until a date at least 20 days after the date on which this proxy statement/information statement has been first mailed to the holders of Series A preferred stock.

Upon the filing of the Second Restated Certificate with the Delaware Secretary of State, each outstanding share of existing common stock and each share of existing common stock we hold as treasury shares will be reclassified as and changed into one share of Class A common stock.

Surrender of Common Stock

At this time, holders of existing common stock do not need to, and should not, submit their certificates. The Company plans to appoint its transfer agent to act as exchange agent for its existing common stock. We expect the exchange agent will mail a letter of transmittal to our stockholders within 30 days following the closing of the proposed initial public offering. Each holder of existing common stock will be asked to return their common stock certificates to obtain Class A common stock in book-entry form. New shares and any cash payments owed will only be delivered upon receipt by the exchange agent your old stock certificate(s), together with the properly executed and completed letter of transmittal.

Material Federal Income Tax Consequences

For a discussion of the tax consequences of Proposal 6, please see the section below entitled “U.S. Federal Income Tax Consequences of the Reclassification, the Recapitalization Transaction and the Reverse Stock Split.”

Vote Required

If a quorum of common stockholders is present, approval of Proposal 6 will require the affirmative vote of a majority of the outstanding common stock present in person or represented by proxy and entitled to vote at the Annual Meeting. Holders of a majority of the Series A preferred stock have approved the filing of the Second Restated Certificate in an action by written consent.

Proposals 6, 7 and 8 are each elements of a proposed plan that our Board has approved after discussions with our prospective underwriters and consideration of factors that may affect our proposed initial public offering. Accordingly, Proposals 6, 7 and 8 are cross-conditioned upon each being approved by the holders of our common stock. If any of Proposals 6, 7 or 8 is not approved, then none of these proposals (Proposals 6, 7 and 8) will be approved.

Interests of Certain Officers and Directors

Certain of our officers and directors have an interest in the amendments to the Company’s certificate of incorporation as set forth in the Second Restated Certificate as a result of their ownership of shares of our stock. See the section entitled “Stock Ownership of Certain Beneficial Owners and Management” above.

Certain Financial Information

Certain financial and other information about the Company is attached hereto as Annex E and Annex F. You should consider this information when determining how to vote at the Annual Meeting.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE COMPANY’S COMMON STOCKHOLDERS VOTE “FOR” THE ADOPTION OF PROPOSAL 6.

PROPOSAL 7 — SPECIAL CONVERSION/REDEMPTION OF SERIES A PREFERRED STOCK, AUTHORIZE 3,000,000 SHARES OF SERIES B PREFERRED STOCK AND ESTABLISH THE RIGHTS OF THE SERIES B PREFERRED STOCK

Our common stockholders are being asked to act upon a proposal to amend and restate the Company’s certificate of incorporation to provide for a special conversion and redemption of the Series A preferred stock, authorize 3,000,000 shares of Series B preferred stock and to establish the rights, preferences, powers, restrictions and limitations of the Series B preferred stock to be issued in connection with such conversion and certain other amendments, all as set forth in Article IV, Sections C through F of the Second Restated Certificate attached as Annex A to this proxy statement/information statement. Our Board has unanimously approved and declared advisable the Second Restated Certificate and has directed that this proposal be submitted to the stockholders for consideration and action.

The following description of Proposal 7 is qualified in its entirety by the specified provisions of the Second Amended and Restated Certificate of Incorporation, a copy of which is attached as Annex A to this proxy statement/information statement. A comparison of the rights, preferences, powers, restrictions and limitations of the Series A preferred stock as currently established in our certificate of designation compared to those in the Second Restated Charter is attached as Annex C to this proxy statement/information statement.

ONLY HOLDERS OF OUR COMMON STOCK ARE BEING ASKED TO VOTE ON THIS PROPOSAL 7 BECAUSE THIS MATTER HAS PREVIOUSLY RECEIVED ALL REQUIRED APPROVALS FROM HOLDERS OF OUR SERIES A PREFERRED STOCK. FOR HOLDERS OF SERIES A PREFERRED STOCK, INFORMATION REGARDING PROPOSAL 7 IS BEING PROVIDED FOR INFORMATIONAL PURPOSES ONLY AND AS NOTICE OF ACTIONS TAKEN BY WRITTEN CONSENT OF HOLDERS OF SERIES A PREFERRED STOCK. WE ARE NOT ASKING HOLDERS OF SERIES A PREFERRED STOCK FOR A PROXY AS TO PROPOSAL 7 AND HOLDERS OF SERIES A PREFERRED STOCK ARE REQUESTED NOT TO SEND US A PROXY.

Background and Reasons for the Recapitalization

The Company has for many years desired to access the public equity markets for the purpose of raising capital to fund its working capital, make improvements to existing biodiesel production facilities, and make investments related to new biofuel production and renewable products technologies. In addition, the Company believes that a publicly-traded stock would facilitate its ability to acquire additional biodiesel production facilities from third parties, in addition to creating liquidity for its existing investors.

The Company filed a registration statement with the SEC in 2007 with respect to an initial public offering of its common stock. However, the Company was unable to complete that offering as a result of declining capital market conditions following the filing, as well as deteriorating biodiesel industry conditions due to falling petroleum-based diesel fuel prices, increasing regulatory uncertainties, rising soybean oil prices and other factors.

In 2010, the Company’s business began to rebound for a variety of reasons, including increased demand for biodiesel resulting primarily from the effectiveness of the Federal renewable fuel standard, reinstatement of the Federal blenders’ tax credit in December 2010, improving general economic conditions and relatively high petroleum prices. The Company again decided to evaluate its opportunities for a public equity offering.

The Company recognized, however, that it would be necessary to make certain changes to its capital structure in order for the Company to undertake a public offering and that such recapitalization would need to be put in place in advance of the process for marketing the offering. In particular, the Company’s outstanding Series A preferred stock would not automatically convert into common stock upon a public offering because the conditions for automatic conversion were not expected to be satisfied. As a consequence, the Series A preferred stock would remain outstanding following an offering and certain of the terms of such stock are atypical for public companies and would likely be disapproved by public investors. These atypical terms include the right to a class vote of the preferred stock as a precondition to taking a variety of corporate actions, some of which are routine, such as any incurrence of indebtedness, and the right to trigger a redemption of up to all of the Series A preferred stock beginning in August 2014 at a price equal to the greater of $16.50 per share and the preferred stock’s then fair market value.

Since that the Series A preferred stock would not automatically convert into common stock in connection with a public offering the Company concluded meant that it would be necessary to negotiate an amendment to the terms of the Series A preferred stock to facilitate a public offering. At a meeting of the Board of Directors on March 16, 2011, the directors encouraged management to meet with the Company’s principal common and preferred stockholders to attempt to facilitate an agreement with respect to the recapitalization of the Series A preferred stock so that the Company could pursue a public offering of common stock.

Discussions regarding the potential terms of a recapitalization began on May 9, 2011 at a meeting attended by Jeffrey Stroburg, the Company’s Chief Executive Officer, on behalf of West Central Cooperative, the Company’s largest common stockholder, representatives of USRG Holdco V, LLC, or USRG, and NGP Energy Technology Partners, L.P., or NGPETP, two of the largest holders of the Company’s Series A preferred stock, and Daniel Oh, President and Chief Operating Officer of the Company. At this meeting, all participants agreed that it was in the best interests of the Company and all stockholders to reach a mutually agreeable compromise that would allow the Company to undertake a successful public offering of its common stock. Mr. Stroburg, on behalf of West Central, emphasized that the terms of the recapitalization should take into account the improving prospects of the Company and the biodiesel industry and consequently the increasing value of the common stock. The representatives of USRG and NGPETP emphasized their need for a result that would continue to provide priority to the preferred stockholders’ capital investment of more than $130 million and provide a reasonable opportunity for the preferred stockholders to share in the appreciation of the Company’s equity in a manner substantially consistent with the terms of the existing preferred stock.

At the meeting, West Central presented to the representatives of USRG and NGPETP a proposed structure for conversion of the Series A preferred stock that it had developed in consultation with management and with representatives of Viant Capital, LLC, which had served as the Company’s financial advisor and placement agent in connection with the original preferred investment in 2006. The West Central proposal involved a fixed rate of conversion of the preferred stock to common stock, coupled with a right of preferred stockholders to receive additional shares of common stock if the initial public offering price was less than a set amount per share. Representatives of USRG and NGPETP responded that such a structure was not acceptable because it would not sufficiently protect the preferred stockholder’s return of their original capital investment and did not appropriately recognize the value of the preferred stock, particularly as reflected in the preferred’s liquidation preference of approximately $202 million, coupled with the right in a liquidation (which term includes an acquisition of the Company) to participate with the common stock on as-converted basis in any proceeds in excess of the liquidation preference. USRG and NGPETP also stated their view that the West Central proposal did not recognize the significant compromises that the preferred holders had previously agreed to, including the waiver of all accrued dividends, in connection with the Company’s 2010 reorganization transaction. They also indicated their view that West Central’s proposed structure would be difficult to explain to potential investors. They instead proposed a structure involving an exchange of the preferred stock for a combination of convertible debt securities and common stock. USRG and NGPETP indicated their view that a priority over the common stock with respect to a substantial part of the preferred stock’s existing liquidation preference was a critical component of any acceptable recapitalization, although these preferred stockholders indicated that they were willing to accept a below market interest rate and only limited covenant protections that would not unduly harm the Company’s ability to raise debt financing in the future.

Over the ensuing approximately four weeks, there were continuing negotiations among Mr. Stroburg, on behalf of West Central, Mr. Oh, on behalf of the Company, and the representatives of USRG and NGPETP, with such negotiations primarily focused on the principal amount of convertible debt securities to be issued, the interest rate, conversion rights and other terms of the convertible debt securities and the number of shares of common stock to be issued. During this period, Mr. Stroburg continued to consult regularly with Mr. Oh and other members of management, with the seven members of the Company’s Board who were not designated by holders of the Company’s preferred stock and with representatives of Viant Capital.

On June 5, 2011, Mr. Stroburg, on behalf of West Central, and the representatives of USRG and NGPETP reached a preliminary understanding concerning the terms of a proposed recapitalization of the Series A preferred stock that would become effective upon a public stock offering occurring prior to December 31, 2012. Such terms involved the issuance to the holders of Series A preferred stock of approximately 18.8 million shares of common stock and $75 million aggregate principal amount of 4.5% convertible subordinated notes due June 30, 2015. The convertible subordinated notes would be redeemable two years after closing of the Company’s proposed initial public offering, any net proceeds to the Company from the exercise of the underwriters’ over-allotment option would be used to redeem notes and 25% of the proceeds from any financing would be applied to the redemption of notes. The convertible subordinated notes would have a conversion price equal to 125% of the public offering price. The Company would be permitted to force conversion of the convertible notes earlier if the Company’s shares traded at a 60% premium to the public offering price and certain other conditions were met. In order to simplify the Company’s capital structure, the Company would also exchange an aggregate of 335,452 shares of common stock for outstanding warrants issued in 2009 or earlier to purchase 718,900 shares of common stock.

Following this preliminary understanding, USRG and NGPETP reviewed the terms with representatives of Natural Gas Partners VIII, L.P., or NGP, and entities affiliated with Bunge, and ED&F Man, three of the Company’s other large preferred stockholders, and subsequently advised representatives of West Central and the Company that the recapitalization would not receive the approval of the preferred stockholders without changes to the existing proposed terms. After further negotiations involving West Central, the Company and representatives of USRG and NGPETP, on June 24, 2011, there was preliminary agreement on the following additional terms: (i) the preferred stockholders would be entitled to receive the first $5 million of any net proceeds received by the Company from the underwriters’ exercise of the over-allotment option in connection with the proposed initial public offering and that such net proceeds in excess of $5 million would be applied to the redemption of the convertible subordinated notes; (ii) an increase in the number of common shares to be issued to preferred stockholders from 18.8 million shares to 20.6 million shares if the planned public offering was not closed by March 31, 2012; (iii) the recapitalization would only occur if the proposed offering was completed by June 30, 2012; (iv) USRG and NGPEPT would each be entitled to designate one member of the Company’s Board for up to three years following the proposed initial public offering, subject to certain conditions, and other preferred stockholders would be entitled to such rights in the event USRG or NGPETP forfeited its rights; and (v) the preferred stockholders would be entitled to sell up to 5% of the shares of common stock to be sold in the proposed initial public offering.

The Company’s Board was advised that the principal stockholders had reached an understanding concerning the terms of a preferred recapitalization. The Board appointed Randolph L. Howard and Michael A. Jackson as members of a special committee of the Board. Neither Mr. Howard nor Mr. Jackson were affiliated with any of the preferred stockholders or with West Central. The committee was given authority to review and evaluate the fairness of the proposed recapitalization to the holders of the Company’s common stock (solely in their capacity as holders of common stock), negotiate any changes to the terms of the proposed recapitalization necessary or appropriate for the committee to reach a favorable conclusion regarding the terms of the proposed recapitalization and make a recommendation to the full board of directors as to whether it should approve and declare advisable the proposed recapitalization (as it may be changed).

The special committee met and approved the engagement of Viant Capital, which had provided advice to West Central in connection with the negotiation of the proposed recapitalization and had a long history with the Company and deep knowledge of its business.

On June 29, 2011, the special committee met with representatives of Viant Capital. At this meeting, Viant Capital reviewed the background and rationale for the proposed recapitalization, the course of negotiations between West Central and USRG and NGPETP, and Viant Capital’s preliminary financial analysis of the recapitalization from the perspective of holders of the Company’s common stock. Viant Capital indicated that it expected to be able to deliver an opinion to the committee that the proposed recapitalization is fair, from a financial point of view, to holders of the Company’s common stock (solely in their capacity as holders of common stock).

Counsel for the Company and USRG then proceeded to prepare and negotiate the final documents reflecting the terms of the proposed recapitalization. However, on July 5, 2011, representatives of USRG and NGPETP and their counsel advised the Company that upon further review it would be necessary for tax purposes to restructure the proposed recapitalization by substituting for the convertible subordinated notes a new series of preferred stock that would bear terms substantially the same as the convertible subordinated notes, except that the new series of preferred stock, to be called Series B preferred stock, would vote with the common stock on an as-converted basis.

Following July 5, 2011, West Central and the Company reviewed the revised proposal that would substitute Series B preferred stock for convertible debt and consulted with tax counsel and the prospective underwriters as to the possible effect of this change on the proposed initial public offering. Representatives of West Central, the Company, USRG and NGPETP then negotiated an agreement providing that USRG, NGPETP, NGP, Bunge, ED&F and West Central would agree to vote their preferred stock in the same manner as the votes cast by holders of common stock (other than abstentions), in order to more closely match the terms of the convertible subordinated notes, which would not have had any voting rights prior to conversion. Counsel for the Company and USRG then continued to negotiate the documentation related to the proposed recapitalization, including a second amended and restated certificate of incorporation that would contain the terms of the recapitalization, including the terms of the $75 million face amount of Series B preferred stock.

On July 13, 2011, the special committee met with representatives of Viant Capital, counsel and seven members of our Board not designated by the preferred stockholders to review and discuss the revised recapitalization proposal. Viant Capital indicated that the use of preferred stock rather than convertible debt would not change its opinion regarding the fairness of the proposed recapitalization.

On July 14, 2011, the special committee met again, with representatives of Viant Capital and counsel also in attendance. The representatives of Viant Capital again reviewed their financial analyses of the proposed recapitalization and orally rendered Viant Capital’s opinion, which was subsequently confirmed in writing, that as of July 14, 2011 and based upon and subject to the limitations and assumptions set forth in the written opinion, that the proposed recapitalization is fair from a financial point of view to holders of shares of the Company’s common stock (solely in their capacity as holders of common stock). After discussion, the committee then resolved to recommend that the Company’s Board of Directors approve and declare advisable the Second Restated Certificate, which document embodies the terms of the proposed recapitalization.

On July 15, 2011, the Board of Directors of the Company convened and received the recommendation of the special committee described above, and after discussion unanimously approved and declared advisable the Second Restated Certificate. The Board also approved and declared advisable the Third Restated Certificate contemplated to become effective at or immediately following the closing of the proposed initial public offering, and approved agreements related to the warrant exchange and certain other agreements related to the proposed initial public offering.

Following the meeting of the Board of Directors, USRG, NGPETP, Bunge, ED&F, Natural Gas Partners and West Central, who collectively hold in excess of 90% of the Series A preferred stock and in excess of 60% of the total shares of common stock and Series A preferred stock of the Company, voting together as a single class, and have designees on the Company’s Board of Directors, requested documentation to approve, in their capacity as stockholders, the Second and Third Restated Certificates. The written consent of each of these stockholders was received by the Company on July 15, 2011.

Opinion of the Special Committee’s Financial Advisor

The Special Committee engaged Viant Capital, or Viant, to provide advice with respect to the Recapitalization (as defined below) of the Series A preferred stock and to render an opinion to the Special Committee as to the fairness, from a financial point of view, of the Recapitalization to the holders of the Company’s common stock

(solely in their capacity as holders of common stock). Our prospective underwriters did not participate in or prepare the valuation, which may differ from the proposed initial public offering price. At the meeting of the Special Committee on July 14, 2011, Viant rendered to the Special Committee its oral opinion, subsequently confirmed by delivery of a written opinion dated July 14, 2011, that, as of such date and based upon and subject to the various considerations set forth in the opinion, the Recapitalization was fair from a financial point of view to the holders of the Company’s common stock (solely in their capacity as holders of common stock).

Viant’s opinion is directed to the Special Committee, addresses only the fairness from a financial point of view of the Recapitalization, and does not address any other aspect of the Recapitalization. The Viant opinion does not constitute a recommendation to any stockholder as to how that stockholder should vote on, or take any other action relating to, the Recapitalization. The full text of Viant’s written opinion, dated as of July 14, 2011, which sets forth, among other things, the assumptions made, procedures followed, matters considered and limitations on the scope of review undertaken by Viant in rendering its opinion, is attached to this proxy statement/information statement as Annex G. The summary of the Viant opinion set forth in this proxy statement/information statement is qualified in its entirety by reference to the Viant opinion. Stockholders should read the Viant opinion carefully and in its entirety for a description of the procedures followed, the factors considered, and the assumptions made by Viant.

For purposes of the Viant opinion, the Recapitalization of the Series A preferred stock involved the following, to be effected as part of the special conversion and redemption of the Series A preferred stock described in Proposal 7:

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the issuance of up to 3,000,000 shares of Series B preferred stock that has a stated value of $25.00 per share a 4.5% annual dividend, and a conversion price equal to 125% of the public offering price in the proposed initial public offering;

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the issuance of 18,817,513 shares of common stock if the proposed initial public offering occurs before March 31, 2012 and 20,566,731 shares of common stock if the proposed initial public offering occurs after that date; and

•	the issuance of 335,452 shares of common stock in exchange for the cancellation of certain warrants issued to holders of Series A preferred stock.

In addition, the Recapitalization involves additional terms not necessarily material to the quantitative financial analyses described below.

For purposes of its opinion, Viant, among other things:

•	reviewed the Certificate of Designation of the Series A preferred stock (the “Certificate”) and the amendment to the Certificate setting forth the terms of the Series B preferred stock;

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reviewed the REG Newco, Inc. Stockholder Agreement dated as of February 26, 2010 and the First Amendment to Stockholder Agreement dated as of June 29, 2010 and the proposed investment agreement to be entered into concurrent with the Recapitalization;

•	reviewed various warrants issued to holders of the Company’s preferred stock;

•	reviewed the terms and conditions of recently issued preferred stock, convertible and subordinated notes, debt, and other securities of substantially similar publicly traded companies;

•	reviewed the terms of certain prior transactions in the Company’s common stock;

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reviewed the terms of prior transactions in the Company’s preferred stock including the amendments to the Company’s charter which occurred in 2010 in connection with a merger, and the resulting changes to the original rights, preferences, and privileges of the Company’s preferred stock;

•	reviewed certain historical and projected financial statements and operational performance data prepared by the management of the Company;

•	reviewed certain publicly available financial and operational data concerning companies similar to the Company;

•	discussed the historical, current and future financial and operational positions of the Company with senior executives;

•	compared the financial performance of the Company with that of comparable publicly traded companies and their securities;

•	reviewed various documents prepared by the Company’s underwriters regarding the planned public offering;

•	received the advice of such underwriters regarding the proposed Recapitalization and the summary of terms, although the underwriters did not participate in or prepare the valuation;

•	reviewed an independent third party valuation prepared for the Company dated May 13, 2011 and the underlying analyses;

•	prepared valuation models and analyses to determine the fair market value of the Company’s preferred and common stock;

•	considered the current state of the Company’s industry from a regulatory, policy and operational perspective; and

compared the general state of the equity and capital markets in the United States, and more particularly in the Company’s industry and business.

In connection with its review and in arriving at its opinion, Viant assumed and relied upon the accuracy and completeness of the information that was publicly available or supplied or otherwise made available to Viant by the Company and which formed a substantial basis for this opinion. Viant assumed all such information was accurate and complete in all respects. Viant did not independently verify such information (and did not assume responsibility for verifying any of such information), undertake an independent appraisal of the assets or liabilities of the Company and was not furnished with any such appraisals.

With respect to the financial projections prepared by the management of the Company, Viant assumed that they have been reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of the management of the Company’s future financial performance. The projections and estimates may or may not be achieved and differences between projected results and those actually achieved may be material. In addition, Viant assumed that the Recapitalization will be consummated in accordance with the terms set forth in the summary of terms reviewed by it without any material change or delay and according to the stated terms and conditions. Viant assumed that in connection with the receipt of all the necessary governmental, regulatory or other approvals and consents required for the Recapitalization, no delays, limitations, conditions or restrictions will be imposed that would have a material adverse effect on the contemplated benefits expected to be derived in the Recapitalization.

Viant is not a legal, tax, or regulatory advisor or expert and expressed no opinion as to legal, tax, or regulatory matters. Viant’s opinion was necessarily based on financial, economic, market, and other conditions as in effect on, and the information made available to it as of, July 14, 2011. Events occurring after July 14, 2011 may affect Viant’s opinion and the assumptions used in preparing it, and Viant did not assume any obligation to update, revise or reaffirm its opinion. In addition, Viant did not express any opinion as to the prices at which the Company’s preferred or common stock would or will trade at any time. Such valuation may differ materially from the valuation of the Company at the time of the consummation of the proposed initial public offering.

Financial Analyses of Viant

In preparing its opinion, Viant performed a variety of financial and comparative analyses. The following paragraphs summarize the material financial analyses performed by Viant in arriving at its opinion. The order of analyses described does not represent relative importance or weight given to those analyses by Viant. The following quantitative information, to the extent it is based on market data, is, except as otherwise indicated, based on market data as it existed on or prior to July 14, 2011, and is not necessarily indicative of current or future market conditions.

Total Equity Value of the Company. Viant performed various valuation analyses to determine an implied equity value of the Company.

Viant performed a discounted cash flow analysis on the projected financial information of the Company for the years 2011 through 2017. Viant discounted to present value the projected stream of debt-free cash flows (net income before interest) for the fiscal years 2011 through 2017 as adjusted for: (i) depreciation and amortization; (ii) capital expenditures; and (iii) investments in working capital. To estimate the residual value of the Company at the end of the forecast period, or terminal value, Viant applied a range of 2% to 4% perpetuity growth rates to 2017 debt-free cash flow. In performing its analysis, Viant employed after-tax discount rates of 14% to 18%. Based on the discount rates and perpetual growth rates, Viant calculated a range of implied enterprise values, which also reflected the net present values of depreciation tax savings and net operating loss carryforwards. Viant then subtracted net debt, defined as total debt less cash, to derive a range of implied present equity values of the Company of between $325.2 million and $649.2 million, with an equity value of approximately $449 million at the midpoint of the discount rates and perpetual growth rates.

Viant also performed a comparable company analysis, pursuant to which Viant compared certain selected and projected financial information for the Company to the corresponding publicly available data and ratios for the following publicly traded companies that Viant deemed relevant in the renewable fuels and fuel refining markets:

Renewable Fuels Companies	Fuel Refining Companies
Archer Daniels Midland Company	CVR Energy, Inc.
Bunge Limited	Delek US Holdings Inc.
Cosan Ltd.	Frontier Oil Corp.
CropEnergies AG	Marathon Oil Corporation
Darling International Inc.	Murphy Oil Corporation
Green Plains Renewable Energy, Inc.	Sunoco, Inc.
MGP Ingredients Inc.	Tesoro Corporation
SunOpta Inc.	Valero Energy Corp.
The Andersons, Inc.	Western Refining Inc.
VERBIO Vereinigte BioEnergie AG

Viant calculated the ranges of multiples for the above-selected companies (expressed as a range of mean and median multiples for the selected companies in each market) and an implied enterprise value of the Company applying the multiples to the Company’s projected financial data based on

•	total enterprise value (defined as market capitalization plus total debt less cash and cash equivalents), as a multiple of total estimated revenues for calendar year 2012; and

•	total enterprise value, as a multiple of estimated earnings before interest, taxes, depreciation, amortization and stock compensation expense (EBITDA) for calendar year 2012.

These calculations resulted in implied equity values for the Company (defined as total enterprise value less net debt) of approximately $260 million based on total enterprise value as a multiple of total estimated 2012 revenues, and approximately $282 million, based on total enterprise value as a multiple of estimated 2012 EBITDA.

For illustrative purposes, Viant then applied weightings to the implied equity valuations to determine an implied equity value for the Company that Viant used in the analyses described below. Viant ascribed weightings of 45% each to the implied equity values derived from the multiples analyses summarized in the preceding paragraph, and ascribed a weighting of 10% to the implied equity value derived from the discounted cash flow analysis, because of the greater uncertainty involved with the later year projections used in the discounted cash flow analysis. Because of the specific factors applicable to the Company, including, in particular, the imminent filing with the SEC of a registration statement for the proposed initial public offering, Viant concluded that the comparable public company multiples analyses was the most important consideration in determining implied enterprise and equity values for the Company. The application of these weightings resulted in an ascribed implied equity value of the Company of approximately $364 million.

Valuation of the Series A Preferred Stock. Viant reviewed the liquidation, conversion and redemption rights of the Series A preferred stock to ascribe a value to the Series A preferred stock under each of those scenarios, noting that there was no trading market for the Series A preferred stock and, thus, no market valuation.

Viant noted that, upon liquidation (which includes an acquisition of the Company), the Series A preferred stock is entitled to receive $13.75 per share, plus accrued dividends from the date of issuance in March 2010, plus the right to participate with the common stock on a one-for-one basis. Based on the implied equity value of $364 million determined as described above under “— Total Equity Value of the Company,” the value of the Series A preferred stock in a liquidation was determined to be approximately $244 million.

Viant noted that the Series A preferred stock was originally convertible into common stock on a one-for-one basis, but the Series A preferred stock may include accrued but unpaid dividends since 2010 and, thereby, increase the conversion rate. Based on the implied equity value of $364 million determined as described above under “— Total Equity Value of the Company,” Viant noted that the conversion value of the Series A preferred stock in 2014 would be approximately $56 million and that current value of the conversion right is in excess of $50 million.

Viant noted that the holders of the Series A preferred stock may cause the Company to redeem their shares at any time after February 26, 2014, resulting in an aggregate redemption value at that date of approximately $222 million. Viant calculated the discounted present value, assuming a 7% discount rate, of the redemption value, which resulted in a discounted present value of the redemption right of approximately $186 million. However, Viant believed that a more appropriate value of the redemption right under the circumstances would be the accreted value of the Series A preferred stock of approximately $202 million.

Viant then considered the probability of the various outcomes to ascribe a value to the Series A preferred stock, and noted that the holders of the Series A preferred stock would only choose to convert their shares when the conversion value exceeds the value that might be received upon liquidation and redemption. Accordingly, Viant ascribed weightings of 50% to each of the liquidation and redemption valuations and zero to the conversion valuation, resulting in a specific ascribed value of approximately $223 million.

Analysis of Consideration to be Exchanged in the Recapitalization. Viant next considered the implied valuations of the securities that the Series A preferred stockholders would hold after the Recapitalization. Viant noted that, in the proposed Recapitalization, the Series A preferred stock, which Viant noted for illustrative purposes had a specific ascribed value of approximately $223 million and valuations under the various redemption, liquidation and conversion scenarios as described in the preceding paragraphs, would effectively be exchanged for $75 million in stated value of Series B preferred stock, which for purposes of this analysis Viant ascribed a value equal to the stated value but which Viant noted had terms generally more favorable to the Company than the terms of an ascribed equivalent $75 million in value of Series A preferred stock, and between 18.8 million and 20.9 million shares of common stock on a fully diluted basis. Using the specific ascribed value of the Series A preferred stock of approximately $223 million, and after subtracting the $75 million in stated value of Series B preferred stock, Viant noted that the 18.8 million to 20.9 million shares of common stock had an effective aggregate purchase price of approximately $148 million, which represented a fully diluted equity valuation of between $389 million and $433 million. Viant noted that the valuation analyses described above under “— Total Equity Value of the Company” resulted in an ascribed implied equity value of $289 million ($364 million less the $75 million stated value of Series B preferred stock), and also noted that such effective aggregate purchase price was at the higher end of or in many cases above the range of valuations derived from those equity valuation analyses.

No selected company utilized in the above analyses is identical to the Company. In evaluating selected companies and in otherwise performing its analyses, Viant made judgments and assumptions with regard to industry performance, general business, economic, market and financial conditions and other matters, many of which are beyond the Company’s control, such as the impact of competition on the Company’s businesses and the industry generally, industry growth and the absence of any material adverse change in the financial condition and prospects of the Company or the industry or in the financial markets in general. The use of mean and median data to determine implied valuations is not in itself necessarily a meaningful method of using peer group data.

Viant performed a variety of financial and comparative analyses for the purpose of rendering its opinion. The summary set forth above does not purport to be a complete description of the analyses performed by Viant in connection with the rendering of its opinion. The preparation of a financial opinion is a complex process and is not necessarily susceptible to a partial analysis or summary description. In arriving at its opinion, Viant considered the results of all of its analyses as a whole and did not attribute any particular weight to any analysis or factor it considered. Viant believes that selecting any portion of its analyses, without considering all analyses as a whole, would create an incomplete view of the process underlying its analyses and opinion. Except as described above, the fact that any specific analysis has been referred to in the summary above is not meant to indicate that such analysis was given greater weight than any other analysis. The ranges of valuations resulting from any particular analysis described above should not be taken to be Viant’s view of the actual value of the Company. Any estimates contained in Viant’s analyses are not necessarily indicative of future results or actual values, which may be significantly more or less favorable than those suggested by such estimates. In addition, analyses relating to the values of businesses do not purport to be appraisals or necessarily reflect the prices at which businesses may actually be sold or the prices at which any securities have traded or may trade at any time in the future. Therefore, these analyses do not purport to be appraisals or to reflect the prices at which the shares of the Company’s preferred stock or common stock might actually trade.

Viant conducted the analyses described above solely as part of its analysis of the fairness of the Recapitalization from a financial point of view to the holders of the Company’s common stock (solely in their capacity as holders of common stock) and in connection with the delivery of its opinion dated July 14, 2011 to the Special Committee. Viant did not determine the specific terms of the Recapitalization, which were determined through negotiation between the principal holders of the Company’s common stock and the principal holders of the Series A preferred stock. Viant’s opinion and its presentation to the Special Committee was one of many factors taken into consideration by the Special Committee in deciding to recommend that the Board approve and authorize the Recapitalization. Consequently, the analyses as described above should not be viewed as determinative of the opinion of the Special Committee or our Board with respect to the Recapitalization. Viant’s opinion was approved by a committee of Viant investment banking and other professionals in accordance with its customary practice.

Viant is a boutique investment banking firm. As part of its investment banking services, Viant is regularly engaged in the evaluation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, secondary distributions of securities, private placements and other purposes. Viant was retained by the Special Committee to act as the Special Committee’s financial advisor in connection with the Recapitalization to render the opinion described herein based on Viant’s familiarity with the Company and experience as a financial advisor in mergers and acquisitions. Viant Group LLC, the owner of Viant, owns 256,535 shares of the Company’s common stock, which it has received over the years in connection with various financial advisory services provided to the Company, and one of the managing directors of Viant Group LLC owns 5,179 shares of the Company’s common stock.

Pursuant to a letter agreement, the Special Committee engaged Viant to act as its financial advisor in connection with the Recapitalization and the Company agreed to pay Viant a fee of $250,000 upon delivery of its opinion

(regardless of the conclusions reached). In addition, the Company agreed to reimburse Viant for its reasonable out-of-pocket expenses incurred during the performance of its services and to indemnify Viant and related persons against various liabilities, including certain liabilities under the federal securities laws.

Conversion and Redemption of the Series A Preferred Stock

The Second Restated Certificate provides for the automatic conversion and redemption of the Series A preferred stock immediately prior to the closing of the proposed initial public offering in the event that the offering is closed on or before June 30, 2012 where existing provisions for automatic conversion of the Series A preferred stock, including a minimum initial public offering price of $22 per share, are not satisfied. In that case, immediately prior to the closing of the proposed initial public offering, such share of Series A preferred stock will be converted into, and redeemed for:

(i) such number of fully paid and non-assessable shares of Class A common stock as is equal to 18,817,513 shares (as adjusted for any stock split to be effected in accordance with Proposal 8), divided by the number of issued and outstanding shares of Series A preferred stock; provided, however, such number shall increase to 20,566,731 shares if the proposed initial public offering is closed on or after April 1, 2012 and on or before June 30, 2012; and

(ii) such number of fully paid and non-assessable shares of Series B preferred stock as is equal to 2,600,000 shares, divided by the number of issued and outstanding shares of Series A Preferred Stock; and

(iii) a cash payment equal to the net proceeds, if any, received by the Company from the exercise of the underwriters’ over-allotment option in connection with the proposed initial public offering, not to exceed $15 million, divided by the number of issued and outstanding shares of Series A preferred stock; and

(iv) such additional number of shares of Series B preferred stock with a value, valuing each share at $25, equal to $10 million minus the excess, if any, of the lesser of (i) the aggregate net proceeds to the Company from exercise of the underwriters’ over-allotment option in connection with the proposed initial public offering and (ii) $15 million, over $5 million.

Upon the conversion and redemption of the Series A preferred stock as set forth above, all shares of Series A preferred stock shall be deemed cancelled and shall cease to be outstanding and the former holders thereof shall have no rights with respect to the shares other than the right to receive the consideration described above. No accrued dividends or the Series A preferred stock shall be paid or payable in connection with the conversion and redemption of such stock.

Rights and Preferences of the Series B Preferred Stock

The terms of the Series B preferred stock are contained in the Second Restated Certificate attached as Annex A, which assumes the adoption of Proposals 6, 7 and 8. The following description is a summary of the material provisions of the Series B preferred stock. It does not purport to be complete. This summary is subject to and is qualified by reference to the Second Restated Certificate. We urge you to read the Second Restated Certificate because it, and not this description, defines the rights of holders of shares of Series B preferred stock.

General

The Series B preferred stock is a single series of preferred stock consisting of 3,000,000 shares. There are no sinking fund provisions applicable to the Series B preferred stock. Holders of the Series B preferred stock have no preemptive rights.

Ranking

The Series B preferred stock, with respect to dividend rights and upon liquidation, winding-up and dissolution, ranks

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senior to any “Junior Stock,” which means the common stock, the Class A common stock, and any other class or series of stock that we may issue that has terms that provide that such class or series will rank junior to the Series B preferred stock;

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on a parity with “parity stock,” which is any class or series of stock that we may issue that has terms that provide that such class or series will rank on a parity with the Series B preferred stock; and

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junior to “senior stock,” which is any class or series of stock that we may issue that has terms that do not expressly provide that such class or series will rank junior to or on parity with the Series B preferred stock.

The shares of Series B preferred stock are equity interests in the Company and do not constitute indebtedness. In the event of bankruptcy, liquidation, dissolution, reorganization or similar proceeding with respect to us, our indebtedness will effectively rank senior to the Series B preferred stock, and the holders of our indebtedness will be entitled to the satisfaction of any amounts owed to them prior to the payment of the liquidation preference of any capital stock, including the Series B preferred stock.

Liquidation Preference

In the event of any voluntary or involuntary liquidation, dissolution, or winding up of our affairs, a holder of Series B preferred stock will be entitled to be paid, before any distribution or payment may be made to any holders of Junior Stock, an amount per share of Series B preferred stock (the “Liquidation Preference”) equal to the sum of the Stated Value of that share plus the amount of any accumulated and unpaid dividends, whether or not declared, to, but excluding, the date of payment. The initial Stated Value of a share of Series B preferred stock is $25.00. If, upon any voluntary or involuntary liquidation, dissolution or winding up of our company, the amounts payable with respect to shares of Series B preferred stock and all other parity stock are not paid in full, holders of shares of preferred stock and holders of the parity stock will share equally and ratably in any distribution of our assets in proportion to the liquidation preference and all accumulated and unpaid dividends to which each such holder is entitled.

If the Liquidation Preference has been paid in full to all holders of the Series B preferred stock and the corresponding amounts payable with respect to any parity stock have been paid in full, the holders of our Junior Stock will be entitled to receive all remaining assets of ours (or proceeds thereof) according to their respective rights and preferences; provided that if the amount of such assets or proceeds to be distributed with respect to a number of shares of common stock into which one share of Series B preferred stock would then be convertible exceeds the Liquidation Preference, then holders of our Series B preferred stock will be entitled to receive, for each share of Series B preferred stock, an additional amount so that a holder of one share of Series B preferred stock receives the same amount as will be received by the holders of a number of shares of common stock into which one share of Series B preferred stock would then be convertible.

Dividends

Holders of the Series B preferred stock are entitled to receive, when, as and if declared by our Board, out of funds legally available for payment, cumulative dividends on each outstanding share of Series B preferred stock at the annual rate of 4.50% of the Stated Value. The dividend rate is initially equivalent to $1.125 per share annually. Dividends will be payable semi-annually in arrears on June 30 and December 30 of each year, beginning on the June 30 or December 30 occurring immediately after the original issuance date of the Series B preferred stock. We may, at our option, defer a regularly scheduled dividend payment and instead pay accumulated and unpaid dividends on the following dividend payment date. We may only defer two such dividend payments and may not defer consecutive dividend payments. Dividends payable on the shares of preferred stock for any period shorter than a full semi-annual period will be computed on the basis of a 360-day year consisting of twelve 30-day months.

If the product of the dividends declared in respect of one share of common stock during any semi-annual dividend period and the number of shares of common stock into which one share of Series B preferred stock would then be convertible, which we refer to as the “as-converted dividend amount,” exceeds the amount of the dividends payable for such period computed at the 4.50% annual rate, then the amount of dividends payable on one share of Series B preferred stock for that period will instead be the as-converted dividend amount. Unless all accumulated and unpaid dividends on the Series B preferred stock are paid in full, we may not pay any dividends or distributions on the common stock or any other Junior Stock, and we may not, subject to certain exceptions, repurchase any shares of common stock or any other Junior Stock.

Method of Payment of Dividends

We will pay any dividend in cash, by delivering shares of common stock, or through any combination of cash and shares of common stock. If we elect to make any such payment by delivering shares of common stock, those shares will be valued at the average of the daily volume weighted average price of the common stock on each of the 10 consecutive trading days ending on the trading day immediately preceding the record date for that dividend (or, if the common stock has not been trading for 10 consecutive trading days, such lesser period of trading days that the common stock has been traded). The daily volume weighted average price, known as “VWAP,” for any trading day means the per share volume-weighted average price, as displayed under the heading “Bloomberg VWAP” on the Bloomberg page relating to the common stock (or its equivalent successor page) in respect of the period from the scheduled open of trading on the principal trading market for the common stock to the scheduled close of trading on such market on such trading day (or if such volume-weighted average price is unavailable, the market price of one share of the common stock on such trading day determined, using a volume-weighted average method, by our Board in a commercially reasonable manner).

No fractional shares of common stock will be delivered to the holders of the Series B preferred stock if we elect to deliver shares of common stock for any dividend payment. Instead, we will either deliver a number of shares of common stock rounded up to the nearest whole number of shares or pay cash in lieu of a fractional share based on the per-share value determined as described in the preceding paragraph.

If we elect to make any such payment by delivering shares prior to the expiration of the underwriters’ lock-up period in connection with the IPO, which we refer to as the “Lock-Up Expiration Date,” we will deliver shares of Class A common stock instead of common stock.

Redemption and Repurchase

Optional Redemption by the Company

Except as set forth below in this “— Redemption and Repurchase” section, we may not redeem the Series B preferred stock prior to the date (the “Initial Optional Redemption Date”) that is 18 months following the Lock-Up Expiration Date. On or after the Initial Optional Redemption Date, the Series B preferred stock may be redeemed at our option, in whole or in part, for cash at a price per share (the “Redemption Price”) equal to the Stated Value, plus any accumulated and unpaid dividends.

We are required to give notice of redemption by mail to holders not more than 60 but not less than 20 days prior to the redemption date.

If less than all of the outstanding shares of Series B preferred stock are to be redeemed, the shares to be redeemed will be selected on a pro rata basis. If a portion of a holder’s shares are selected for partial redemption and that holder converts a portion of its shares, the converted portion will be deemed to the extent practicable to be of the portion selected for redemption.

Optional Redemption by the Company upon a Change of Control Transaction

If a Change of Control Transaction occurs any time before the Initial Optional Redemption Date, then we may elect to redeem all, but not part, of the outstanding shares of Series B preferred stock for cash at the Redemption Price plus a “make-whole” payment for each share of Series B preferred stock equal to $2.25 less the amount of any dividends paid on such share since the original issuance date of the Series B preferred stock. A Change of Control Transaction is a consolidation or merger of the Company with or into any other entity, pursuant to which the common stock would be converted into or exchanged for capital stock of a person other than the Company, other securities, other property or assets; provided that the term Change of Control Transaction will not include a consolidation or merger pursuant to which holders of the Company’s capital stock entitled to vote generally in elections of directors immediately prior to such transaction have the right to exercise, directly or indirectly, 50% or more of the total voting power of all classes of the capital stock of the continuing or surviving person (or any parent thereof) entitled to vote generally in elections of directors of the continuing or surviving person (or any parent thereof) immediately after giving effect to such transaction.

If we elect to redeem all of the outstanding shares of Series B preferred stock upon a Change of Control Transaction, we will fix a redemption date that is not more than 20 calendar days after the occurrence of the Change of Control Transaction and that may be the same date as the closing date of the Change of Control Transaction. We will be required to give notice of redemption by mail to holders not less than 15 days prior to the redemption date.

Offer to Purchase using Equity Offering Net Proceeds

If, after the closing of the IPO but on or before the Initial Optional Redemption Date, we conduct an equity offering or offerings for cash that results in aggregate net proceeds in excess of $20.0 million, then, subject to our having legally available funds, we will offer to purchase the maximum number of shares of Series B preferred stock at a price equal to the Stated Value plus the amount of any accumulated and unpaid dividends to, but excluding, the purchase date that may be purchased or redeemed using 25% of those net proceeds (the “Available Net Proceeds”).

If we are required to make an offer to purchase using Available Net Proceeds, we will make the offer within 20 business days after the equity offering that results in aggregate net proceeds in excess of $20.0 million. The offer will remain open for at least 20 business days and not more than 30 business days, except as required by applicable law. We will purchase shares of Series B preferred stock at a price per share equal to the Stated Value plus accumulated and unpaid dividends, if any, to, but excluding, the purchase date. If the purchase date falls after a dividend payment record date and before the related dividend payment date, holders of the shares of Series B preferred stock at the close of business on that dividend payment record date will be entitled to receive the dividend payable on those shares on the corresponding dividend payment date.

On commencement of an offer, we will send a notice to each holder of Series B preferred stock containing all instructions and materials necessary to enable holders to tender shares pursuant to the offer.

We will comply with any applicable provisions of Rule 13e-4 and any other applicable tender offer rules under the Securities Exchange Act of 1934, or the Exchange Act, in the event of an offer to purchase.

Mandatory Redemption using Equity Offering Net Proceeds

If, after the Initial Optional Redemption Date but before March 31, 2015, we conduct an equity offering or offerings for cash that results in aggregate net proceeds in excess of $20.0 million, then, subject to our having legally available funds, we will redeem the maximum number of shares of Series B preferred stock at a price equal to the Stated Value plus the amount of any accumulated and unpaid dividends to, but excluding, the purchase date that may be purchased or redeemed using the Available Net Proceeds.

If we are required to redeem shares of Series B preferred stock using Available Net Proceeds, we must fix a redemption date that will be no later than 60 days after the equity offering that results in aggregate net proceeds in excess of $20.0 million, and will be required to mail a notice of redemption to holders no less than 20 days prior to the redemption date.

If less than all of the then outstanding shares of Series B preferred stock are to be redeemed, the shares to be redeemed will be selected on a pro rata basis. If a portion of a holder’s shares are selected for partial redemption and that holder converts a portion of its shares, the converted portion will be deemed to the extent practicable to be of the portion selected for redemption.

Redemption at the Option of the Holders

On June 30, 2015, each holder of Series B preferred stock will have the right to require us to redeem its shares at the Redemption Price, subject to our having legally available funds. We will be required to send a notice of this right to redeem no less than 45 business days prior to the June 30, 2015 redemption date, and holders will be able to submit their shares for redemption to the transfer agent at any time from the date that is 45 business days prior to the redemption date until the close of business on the third business day prior to the redemption date.

If at any time dividends on any shares of Series B preferred stock are unpaid as of a specific dividend payment date and the non-payment continues for a period of 30 days, then the holders of not less than 25% of the then-outstanding Series B preferred stock may require us, subject to our having legally available funds, to redeem all outstanding shares of Series B preferred stock at the Redemption Price.

General

If the redemption date falls after a dividend payment record date and before the related dividend payment date, holders of the shares of Series B preferred stock at the close of business on that dividend payment record date will be entitled to receive the dividend payable on those shares on the corresponding dividend payment date. In that case, the Redemption Price payable on such redemption date will include only the Stated Value, and will not include any amount in respect of dividends declared and payable on such corresponding dividend payment date.

We may redeem shares of Series B preferred stock only if we have funds legally available for redemption under applicable law, including the General Corporation Law of the State of Delaware.

Conversion Rights

At any time following the Lock-Up Expiration Date, a holder of shares of Series B preferred stock will have the right to convert those shares, together with accumulated and unpaid dividends (whether or not declared), into shares of common stock. Each share of Series B preferred stock will be convertible into that number of shares of common stock determined by multiplying (1) the conversion rate in effect at such time by (2) the quotient derived by dividing the then existing Liquidation Preference per share by the Stated Value per share. The initial conversion rate for each $25.00 of Liquidation Preference will be equal to $25.00 divided by a price that is 125% of the public offering price in the IPO. The initial conversion rate will be subject to adjustment as described under “— Adjustments to the Conversion Rate.”

If a holder’s interest is in certificated form, a holder must do each of the following in order to convert all or any of its shares of Series B preferred stock:

•	complete and manually sign the conversion notice on the reverse of the stock certificate, or a facsimile of the conversion notice, and deliver this irrevocable notice to the conversion agent;

•	surrender the shares of Series B preferred stock to the conversion agent;

•	if required, furnish appropriate endorsements and transfer documents;

•	if required, pay any stock transfer, documentary, stamp or similar taxes not payable by us; and

•	if required, pay funds equal to any declared and unpaid dividend payable on the next dividend payment date to which such holder is entitled.

The date on which a holder complies with the foregoing procedures is the “conversion date.” In case the notice specifies a name or names other than that of the holder, the notice must be accompanied by payment of all transfer taxes payable upon the issuance of shares of common stock in that name or names. Other than those taxes, we will pay any documentary, stamp or similar issue or transfer taxes that may be payable in respect of any issuance or delivery of shares of common stock upon conversion of the shares of Series B preferred stock.

In lieu of the foregoing procedures, if Series B preferred stock is held in global form, a holder must comply with The Depository Trust Company (“DTC”) procedures for converting a beneficial interest in a global security.

The conversion agent will, on a holder’s behalf, convert the Series B preferred stock into shares of common stock. Payments of cash in lieu of fractional shares and, if shares of common stock are to be delivered, a stock certificate or certificates, will be delivered to the holder or, in the case of global certificates, a book-entry transfer through DTC will be made by the conversion agent. If less than the full number of shares of Series B preferred stock evidenced by the surrendered certificate or certificates is being converted, a new certificate or certificates, of like tenor, will be issued for the number of shares evidenced by the surrendered certificate or certificates less the number of shares being converted.

This conversion will be deemed to have been made at the close of business on the applicable conversion date and, after that date, the rights of the holder thereof as to the shares being converted will cease except for the right to receive shares of common stock, and the person entitled to receive the shares of common stock will be treated for all purposes as having become the record holder of those shares of common stock at that time.

The holders of shares of Series B preferred stock at the close of business on a dividend payment record date will be entitled to receive the dividend payment on those shares on the corresponding dividend payment date notwithstanding the conversion of such shares following that record date. Accordingly, shares of Series B preferred stock surrendered for conversion during the period between the close of business on any dividend payment record date and the close of business on the business day immediately preceding the applicable dividend payment date must be accompanied by payment of an amount equal to the dividend payable on such shares on that dividend payment date, unless the holder surrendering those shares for conversion was also the holder of record of the shares being converted on such dividend payment record date and no transfer of those shares occurred between such record date and the conversion date.

In case any shares of Series B preferred stock are to be redeemed, the right to convert those shares of Series B preferred stock will terminate at 5:00 p.m., New York City time, on the business day immediately preceding the date fixed for redemption unless we default in the payment of the redemption price of those shares.

In connection with the conversion of any shares of Series B preferred stock, no fractional shares of common stock will be issued, but we will pay a cash adjustment in respect of any fractional interest in an amount equal to the fractional interest multiplied by the closing sale price of the common stock on the trading day immediately preceding the conversion date. If more than one share of Series B preferred stock will be surrendered for conversion by the same holder at the same time, the number of full shares of common stock issuable on conversion of those shares will be computed on the basis of the total number of shares of Series B preferred stock so surrendered.

Mandatory Conversion

If, at any time following the Lock-Up Expiration Date, the closing sale price of the common stock exceeds 150% of the public offering price set forth on the cover page of the prospectus for the IPO (the “IPO Price”) for at least

20 trading days in any 30 consecutive trading day period and the average daily trading volume of the common stock for at least 20 trading days in such period exceeds 200,000 shares or $2.5 million, then we may, at our option, cause up to 50% of the then-outstanding shares of Series B preferred stock (and corresponding accumulated and unpaid dividends) to be converted into shares of common stock at the then-applicable conversion rate.

If, at any time following the Lock-Up Expiration Date, the closing sale price of the common stock exceeds 160% of the IPO Price for at least 20 trading days in any 30 consecutive trading day period and the average daily trading volume of the common stock for at least 20 trading days in such period exceeds 200,000 shares or $2.5 million, then we may, at our option, cause up to all of the then-outstanding shares of Series B preferred stock (and corresponding accumulated and unpaid dividends) to be converted into shares of common stock at the then-applicable conversion rate.

To exercise the mandatory conversion rights described above, we must give notice of conversion by mail to holders not more than 30 but not less than 10 days prior to the mandatory conversion date. If fewer than all of the then-outstanding shares of Series B preferred stock are to be converted, the shares will be selected on a pro rata basis and the notice will identify which shares are to be converted. On and after the mandatory conversion date, dividends will cease to accrue on the Series B preferred stock called for mandatory conversion and all rights of holders of such Series B preferred stock will terminate, except for the right to receive common stock issuable upon conversion thereof and cash in lieu of fractional shares.

Adjustments to the Conversion Rate

The conversion rate is subject to adjustment from time to time if any of the following events occur:

•	the issuance of common stock as a dividend or distribution on the common stock or a share split or share combination of the common stock;

•

the issuance to all holders of common stock of certain rights or warrants to purchase common stock at less than the average of the closing sale prices of the common stock for the ten consecutive trading days immediately preceding the date the distribution is first publicly announced by us;

•

the dividend or other distribution to all holders of common stock of shares of our capital stock (other than common stock) or evidences of indebtedness or assets (including securities, but excluding (1) those rights and warrants referred to above or (2) dividends or distributions paid exclusively in cash);

If we make a distribution to all holders of common stock consisting of capital stock of, or similar equity interest in, a subsidiary or other business unit of ours, the conversion rate will be adjusted based on the market value of the securities so distributed relative to the market value of the common stock;

•	distributions consisting exclusively of cash to all holders of common stock (excluding any dividend or distribution in connection with our liquidation, dissolution or winding up);

•

we or one of our subsidiaries makes a payment in respect of a tender offer or exchange offer for common stock to the extent that the cash and value of any other consideration included in the payment per share of common stock exceeds the closing sale price per share of common stock on the trading day next succeeding the last date on which tenders or exchanges may be made pursuant to such tender or exchange offer.

No adjustment in the conversion rate will be required unless such adjustment would require a change of at least 1% in the conversion rate then in effect at such time. Any adjustment that would otherwise be required to be made shall be carried forward and taken into account in any subsequent adjustment. Except as stated above, the conversion rate will not be adjusted for the issuance of common stock or any securities convertible into or exchangeable for common stock or carrying the right to purchase any of the foregoing.

We do not currently have a stockholders rights plan. To the extent that we have a rights plan in effect upon conversion of any shares of Series B preferred stock into common stock, in addition to any shares of common stock received in connection with such conversion, the person receiving the shares of common stock issuable upon conversion of such Series B preferred stock will receive the rights under the rights plan with respect to such common stock, unless prior to any conversion, the rights have separated from the common stock, in which case, and only in such case, the conversion rate will be adjusted at the time of separation as if we distributed to all holders of common stock, shares of our capital stock, evidences of indebtedness or assets as described above, subject to readjustment in the event of expiration, termination or redemption of such rights.

In the event of:

•	any reclassification of the common stock;

•	a consolidation, merger or combination involving us; or

•	a sale or conveyance to another person or entity of all or substantially all of our property and assets;

in which holders of common stock would be entitled to receive stock, other securities, other property, assets or cash for their common stock, upon conversion of the Series B preferred stock, holders will be entitled to receive the same type of consideration that they would have been entitled to receive if they had converted the Series B preferred stock into common stock immediately prior to any of these events. If the transaction causes the common stock to be converted into the right to receive more than a single type of consideration (determined based in part upon any form of stockholder election), the reference property into which the shares will be convertible will be deemed to be the weighted average of the types and amounts of consideration received by the holders of common stock that affirmatively make such an election.

Holders of Series B preferred stock may in certain situations be deemed to have received a distribution subject to United States federal income tax as a dividend in the event of any taxable distribution to holders of common stock or in certain other situations requiring a conversion rate adjustment.

We may, from time to time, increase the conversion rate if our Board has made a determination that this increase would be in our best interests. Any such determination by our Board will be conclusive. In addition, we may increase the conversion rate if our Board deems it advisable to avoid or diminish any income tax to holders of common stock resulting from any stock or rights distribution.

Except as described above in this section, we will not adjust the conversion rate for any issuance of common stock or convertible or exchangeable securities or rights to purchase common stock or convertible or exchangeable securities.

Voting Rights

Holders of Series B preferred stock are entitled to vote their shares of Series B preferred stock on an as-converted basis on any matters presented to holders of common stock for their consideration. Except as required by law, holders of Series B preferred stock will vote on an as-converted basis together with the holders of common stock and with the holders of any other class or series of our capital stock entitled to vote with the common stock, as a single class.

So long as at least 300,000 shares of Series B preferred stock remain outstanding, subject to certain exceptions, the affirmative vote or consent of the holders of at least 75% of the shares of the Series B preferred stock at the time outstanding, voting as a separate class, shall be necessary to declare or pay any dividend or make any distribution on or with respect to, or repurchase any shares of, our capital stock.

The vote or consent of the holders of at least 75% of the shares of the Series B preferred stock at the time outstanding, voting as a separate class, shall be necessary to amend, alter or repeal the terms of the Series B preferred stock so as to adversely affect the powers, preferences or rights of the Series B preferred stock.

Consolidation and Merger

We may not consolidate with our merge into any other person or sell, convey, transfer or lease all or substantially all of our property and assets to any other person, except as may be provided in a definitive agreement relating to such a transaction that has been approved by our stockholders, including the holders of the then-outstanding shares of Series B preferred stock, or unless:

•

the Series B preferred stock remains outstanding or, if we are not the surviving or resulting entity, is converted into or exchanged for preference securities of the surviving or resulting entity or its ultimate parent and the issuer of those preference securities is an entity organized under the laws of the United States, any state thereof or the District of Columbia, and a corporation for United States federal income tax purposes; and

•

the shares of Series B preferred stock remaining outstanding or preference securities, as the case may be, have rights, preferences, privileges and voting powers, taken as a whole, that are not materially less favorable to their holders than the rights, preferences, privileges and voting powers of the Series B preferred stock, taken as a whole, immediately prior to consummation of the consolidation, merger or sale transaction.

Calculations in Respect of the Series B Preferred Stock

We will be responsible for making all calculations called for under the terms of the Series B preferred stock. These calculations include, but are not limited to, determination of the closing sale price and daily VWAP of the common stock, accumulated dividends payable on the Series B preferred stock, the Available Net Proceeds, the amount of any “make-whole” payment, and the conversion rate. We will make all these calculations in good faith and, absent manifest error, our calculations will be final and binding on holders of Series B preferred stock. We will provide a schedule of these calculations to the transfer agent and the transfer agent is entitled to conclusively rely upon the accuracy of these calculations without independent verification.

Listing of the Series B Preferred Stock

We do not intend to list the shares of Series B preferred stock on any national or regional securities exchange or include them in any automated quotation system.

Transfer Agent, Paying Agent, Conversion Agent and Registrar

The transfer agent, paying agent, conversion agent and registrar for the Series B preferred stock is BNY Mellon Shareowner Services.

Physical Stock Certificates; Replacement of Physical Stock Certificates

The shares of Series B preferred stock will initially issued in the form of physical stock certificates. The Series B preferred stock may also be issued in book-entry form as described below under “— Book-Entry, Delivery and Form,” if the certificate representing those shares is delivered to the transfer agent and accompanied by appropriate instructions of transfer, in form reasonably satisfactory to us and the transfer agent.

If physical certificates are issued, we will replace any mutilated certificate at your expense upon surrender of that certificate to the transfer agent. We will replace certificates that become destroyed or lost at your expense upon delivery to us and the transfer agent of satisfactory evidence that the certificate has been destroyed or lost, together with any indemnity that may be required by the transfer agent and us.

We, however, are not required to issue any certificates representing shares of Series B preferred stock on or after the applicable conversion date. In place of the delivery of a replacement certificate following the applicable conversion date, the transfer agent, upon delivery of the evidence and indemnity described above, will deliver the shares of common stock issuable pursuant to the terms of the Series B preferred stock formerly evidenced by the certificate.

Book-Entry, Delivery and Form

Shares of Series B preferred stock may be held in book-entry form, in which case those shares would be evidenced by one or more global security certificates registered in the name of Cede & Co., as nominee for DTC (the “Depositary”). The Depositary will act as securities depositary for the Series B preferred stock to be evidenced by global security certificates.

The Depositary is a limited-purpose trust company organized under the New York Banking Law, a “banking organization” within the meaning of the New York Banking Law, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code and a “clearing agency” registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934. The Depositary was created to hold securities of institutions that have accounts with the Depositary (“participants”) and to facilitate the clearance and settlement of securities transactions among its participants in such securities through electronic book-entry changes in accounts of the participants, thereby eliminating the need for physical movement of securities certificates. The Depositary’s participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations. Access to the Depositary’s book-entry system is also available to others such as banks, brokers, dealers and trust companies (“indirect participants”) that clear through or maintain a custodial relationship with a participant, whether directly or indirectly.

We expect that pursuant to procedures established by the Depositary, upon the deposit of shares of Series B preferred stock represented by a global security certificate with, or on behalf of, the Depositary, the Depositary will credit, on its book-entry registration and transfer system, the number of shares of Series B preferred stock represented by such global security certificate to the accounts of participants. Ownership of beneficial interests in the global securities will be limited to participants or persons that may hold interests through participants. Ownership of beneficial interests in the global securities will be shown on, and the transfer of those ownership interests will be effected only through, records maintained by the Depositary (with respect to participants’ interests) and such participants and indirect participants (with respect to the owners of beneficial interests in the global securities other than participants). The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such limits and laws may impair the ability to transfer or pledge beneficial interests in the global securities.

So long as the Depositary, or its nominee, is the registered holder and owner of the global securities, the Depositary or such nominee, as the case may be, will be considered the sole legal owner and holder of the Series B preferred stock evidenced by the global security certificates for all purposes of such Series B preferred stock. Except as set forth below, as an owner of a beneficial interest in the global security certificates, you will not be considered to be the owner or holder of any Series B preferred stock under the global securities. As a result, each person who owns a beneficial interest in shares of Series B preferred stock represented by a global security certificate must rely on the procedures of the Depositary to exercise any rights of a holder of Series B preferred stock (and, if that person is not a participant or an indirect participant in the Depositary, on the procedures of the participant or indirect participant through which that person owns its interest). We understand that under existing industry practice, in the event an owner of a beneficial interest in the global securities desires to take any action that the Depositary, as the holder of the global securities, is entitled to take, the Depositary will authorize the participants to take such action, and that the participants will authorize beneficial owners owning through such participants to take such action or would otherwise act upon the instructions of beneficial owners owning through them.

All payments on Series B preferred stock represented by the global securities registered in the name of and held by the Depositary or its nominee will be made to the Depositary or its nominee, as the case may be, as the registered owner and holder of the global securities.

We expect that the Depositary or its nominee, upon receipt of any payment on the global securities, will credit participants’ accounts with payments in amounts proportionate to their respective beneficial interests in the global securities as shown on the records of the Depositary or its nominee. We also expect that payments by participants or indirect participants to owners of beneficial interest in the global securities held through such participants or indirect participants will be governed by standing instructions and customary practices and will be the responsibility of such participants or indirect participants. We will not have any responsibility or liability for any aspect of the records relating to, or payments made on account of, beneficial ownership interests in the global securities for any Series B preferred stock or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between the Depositary and its participants or indirect participants or the relationship between such participants or indirect participants and the owners of beneficial interests in the global securities owning through such participants or indirect participants.

Although we expect that the Depositary will agree the foregoing procedures in order to facilitate transfers of interests in the global securities among participants or indirect participants of the Depositary, it is under no obligation to perform or continue to perform such procedures, and such procedures may be discontinued at any time. Neither we nor the transfer agent will have any responsibility or liability for the performance by the Depositary or its participants or indirect participants of their respective obligations under the rules and procedures governing their operations.

We will issue any shares of Series B preferred stock represented by global security certificates in definitive certificated form if the Depositary notifies us that it is unwilling or unable to continue as depositary or the Depositary ceases to be a clearing agency registered under the Exchange Act and a successor depositary is not appointed by us within 90 days. In addition, beneficial interests in shares of Series B preferred stock represented by a global security certificate may be exchanged for definitive physical stock certificates upon request by or on behalf of the Depositary in accordance with customary procedures. We may determine at any time and in our sole discretion that the Series B preferred stock shall no longer be represented by global security certificates, in which case we will issue certificates in definitive form in exchange for the global securities.

Surrender of Series A Preferred Shares

At this time, holders of Series A preferred stock do not need to, and in fact are requested not to, submit their certificates representing Series A preferred stock. The Company plans to appoint its transfer agent to act as exchange agent for the Series A preferred stock in connection with a special conversion/redemption. We expect the exchange agent will mail a letter of transmittal to our stockholders approximately 30 days following the closing of the proposed initial public offering. Each former Series A preferred stockholder will be able to obtain a certificate evidencing its shares of Class A common stock and Series B preferred stock and, if applicable, the contingent cash only by sending the exchange agent its old stock certificate(s), together with the properly executed and completed letter of transmittal.

STOCKHOLDERS SHOULD NOT DESTROY ANY SERIES A PREFERRED STOCK CERTIFICATE AND SHOULD NOT SUBMIT ANY CERTIFICATE UNTIL THEY ARE REQUESTED TO DO SO.

Timing and Effectiveness

Our Board anticipates filing the Second Restated Certificate with the Secretary of State of the State of Delaware prior to the closing of the proposed initial public offering. However, conversion and redemption of the Series A preferred stock depends on closing of an initial public offering on or before June 30, 2012. If our initial public offering does not occur prior to that date, then the Second Restated Certificate will not be filed. In addition, please note that the Second Restated Certificate may be abandoned by our Board, without further action by our stockholders, at any time prior to its filing with the Delaware Secretary of State if for any reason our Board deems it advisable. Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the actions described herein will not be implemented until a date at least 20 days after the date on which this proxy statement/information statement has been first mailed to the holders of Series A preferred stock.

Upon the filing of the Second Restated Certificate with the Delaware Secretary of State, 3,000,000 shares of Series B preferred stock will be authorized and the rights, preferences and privileges of the Series B preferred stock will be established. Following the filing of the Second Restated Certificate and upon the closing of the proposed initial public offering, all outstanding shares of Series A preferred stock will be converted into and redeemed for shares of Class A common stock, Series B preferred stock, and the right to receive a contingent cash payment.

Material U.S. Federal Income Tax Consequences

For a discussion of the tax consequences of Proposal 7, please see the section below entitled “U.S. Federal Income Tax Consequences of the Recapitalization Transaction and Reverse Stock Split.”

Vote Required

If a quorum of stockholders is present, approval of Proposal 7 will require the affirmative vote of a majority of the common stock present in person or represented by proxy and entitled to vote at the Annual Meeting. Holders of a majority of the Series A preferred stock along with holders of the Series A preferred stock and common stock, voting together as a class, a “preferred super majority” have approved the amendment and restatement of the Company’s certificate of incorporation in accordance with this Proposal 7 in an action by written consent.

Proposals 6, 7 and 8 are each elements of a proposed plan that our Board has approved after discussions with our prospective underwriters and consideration of factors that may affect our proposed initial public offering. Accordingly, Proposals 6, 7 and 8 are cross-conditioned upon each being approved by the stockholders. If any of Proposals 6, 7 or 8 is not approved, then none of these proposals (Proposals 6, 7 and 8) will be approved.

Interests of Certain Officers and Directors

Certain of our officers and directors have an interest in the amendments to the Company’s certificate of incorporation as set forth in the Second Restated Certificate as a result of their ownership of shares of our stock. See the section entitled “Stock Ownership of Certain Beneficial Owners and Management” above.

Certain Financial Information

Certain financial and other information about the Company is attached hereto as Annex E and Annex F. You should consider this information when determining how to vote at the Annual Meeting.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE COMMON STOCKHOLDERS VOTE “FOR” THE ADOPTION OF PROPOSAL 7.

PROPOSAL 8 — REVERSE STOCK SPLITS

Overview

Our common stockholders are being asked to act upon a proposal to approve a reverse stock split of all of the outstanding shares of common stock of the Company at an exchange ratio of either 1-for-1.5, 1-for-2, 1-for-2.5, 1-for-3, 1-for-3.5, 1-for-4, 1-for-4.5 or 1-for-5, with our Board having the discretion and authority to determine at which ratio to effect the reverse stock split, if at all (each, the “Reverse Stock Split”). Our Board has unanimously approved and deemed advisable the Second Restated Certificate, including the Reverse Stock Split of all outstanding shares of our common stock.

ONLY HOLDERS OF OUR COMMON STOCK ARE BEING ASKED TO VOTE ON THIS PROPOSAL 8 BECAUSE THESE MATTERS HAVE PREVIOUSLY RECEIVED ALL REQUIRED APPROVALS FROM HOLDERS OF OUR SERIES A PREFERRED STOCK. FOR HOLDERS OF SERIES A PREFERRED STOCK, INFORMATION REGARDING PROPOSAL 8 IS BEING PROVIDED FOR INFORMATIONAL PURPOSES ONLY AND AS NOTICE OF ACTIONS TAKEN BY WRITTEN CONSENT OF HOLDERS OF SERIES A PREFERRED STOCK. WE ARE NOT ASKING HOLDERS OF SERIES A PREFERRED STOCK FOR A PROXY AND HOLDERS OF SERIES A PREFERRED STOCK ARE REQUESTED NOT TO SEND US A PROXY.

The Second Restated Certificate is attached hereto as Annex A, which assumes our Board determines to implement the reverse stock split and that the amendments discussed in Proposal 6 and 7 have been approved by our common stockholders. By approving this Proposal 8, the common stockholders will approve a number of amendments to and the restatement of the Company’s certificate of incorporation pursuant to which a number of outstanding shares between and including 1.5 and 5 could be combined into one share of common stock.

If approved by the common stockholders, and if our Board determines that effecting a reverse stock split is in the best interests of the Company and its stockholders, the reverse stock split will become effective upon filing the Second Restated Certificate with the Secretary of State of the State of Delaware. The amendment filed thereby will contain the number of shares selected by our Board within the limits set forth in this proposal to be combined into one share of common stock.

Certain of our officers and directors have an interest in this reverse split as a result of their ownership of shares of our stock, as set forth herein in the section entitled “Stock Ownership of Certain Beneficial Owners and Management” below.

Reasons for the Reverse Stock Split

In connection with the proposed initial public offering, we have determined that a reverse stock split may enhance the acceptability and marketability of our common stock to the financial community. For example, many institutional investors have policies prohibiting them from holding stocks in their own portfolios which trade at prices below certain levels. In addition, it is typical for the price per share in an initial public offering to be within a customary range. We anticipate that the Reverse Stock Split will help facilitate the proposed initial public offering, and may cause it to be more attractive to a larger number of investors.

An increase in the price of our common stock due to a Reverse Stock Split may also attract interest on the part of investment professionals following the proposed initial public offering. A variety of brokerage house policies and practices tend to discourage individual brokers within those firms from dealing in stocks that trade at a price per share below certain levels. Some of those policies and practices pertain to the payment of brokers’ commissions and to time-consuming procedures that function to make the handling of such stocks unattractive to brokers from an economic standpoint. Additionally, because brokers’ commissions on such stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, a low share price of our common stock could result in an individual stockholder paying transaction costs that represent a higher percentage of total share value than would be the case if our share price were higher.

For these reasons, our Board has proposed having the discretion to effect any one of the proposed Reverse Stock Splits as a way of assisting with success of the proposed initial public offering.

Board Discretion to Implement the Reverse Stock Split

If Proposal 8 is approved by the stockholders, the Reverse Stock Split will be effected, if at all, only upon a determination by our Board that a Reverse Stock Split (with an exchange ratio determined by our Board as described above) is in the best interests of the Company and its stockholders. Such determination shall be based upon factors, related to the expected marketability of the common stock to be offered in the Offering. Accordingly, assuming Proposals 6 and 7 are approved, the Second Restated Certificate could be filed without the provisions related to the Reverse Stock Split. Notwithstanding approval of Proposal 8 by the stockholders, our Board may, in its sole discretion, abandon the amendment and restatement of our certificate of incorporation including the Reverse Stock Split.

Principal Effects of the Reverse Stock Split

After the effective date of the proposed Reverse Stock Split, each stockholder will own a reduced number of shares of stock. However, the proposed Reverse Stock Split will affect all stockholders uniformly and will not affect any stockholder’s percentage ownership interest in the Company (except to the extent that whole shares will be exchanged in lieu of fractional shares as described below). Proportionate voting rights and other rights and preferences of the holders of common stock will not be affected by the proposed Reverse Stock Split (except to the extent that whole shares will be exchanged in lieu of fractional shares as described below). For example, a holder of 2% of the voting power of the outstanding shares of common stock immediately prior to the Reverse Stock Split would continue to hold approximately 2% of the voting power of the outstanding shares of all classes of common stock immediately after the Reverse Stock Split. The number of stockholders of record also will not be affected by the proposed Reverse Stock Split (except to the extent that whole shares will be exchanged in lieu of fractional shares as described below).

The following table contains information relating to the number of shares of common stock to be outstanding under each of the proposed Reverse Stock Split ratios, without giving effect to any adjustments for fractional shares of common stock, as of July 30, 2011.

Proposed Reverse Stock Split	Shares of Common Stock
1-for-1.5	23,222,914
1-for-2	17,417,186
1-for-2.5	13,933,748
1-for-3	11,611,457
1-for-3.5	9,952,677
1-for-4	8,708,593
1-for-4.5	7,740,971
1-for-5	6,966,874

No fractional shares will be issued in connection with the proposed Reverse Stock Split. Holders of stock who would otherwise receive a fractional share pursuant to the Reverse Stock Split will receive cash in lieu of the fractional share as explained more fully below.

Because the Reverse Stock Split will apply to all issued and outstanding shares and outstanding rights to purchase stock, the proposed Reverse Stock Split will not alter the relative rights and preferences of existing stockholders. The Second Restated Certificate will, however, effectively increase the number of shares available for future issuances by our Board, as the number of shares authorized under our certificate of incorporation will not change.

Stockholders have no right under Delaware law or the Company’s certificate of incorporation or bylaws to dissent from the Reverse Stock Split or to dissent from the payment of cash in lieu of issuing fractional shares.

Effect on Warrants, Options and Restricted Stock Units

The number of shares of common stock subject to outstanding options, restricted stock units and warrants issued by the Company, and the number of shares reserved for future issuances under the Company’s 2009 Stock Incentive Plans will be reduced by the same ratio as the reduction in the outstanding shares. For example, in a one-for-five Reverse Stock Split, the number of shares of underlying stock options and warrants, and the number of shares reserved for future issuance under the Company’s stock incentive plans will be reduced by a factor of 5. As of the record date for the Annual Meeting, there were stock options outstanding to purchase an aggregate of 217,566 shares of common stock with an exercise price of $9.50 per share, restricted stock units representing the right to acquire 2,870,223 shares of common stock and warrants to purchase an aggregate of 763,690 shares of common stock with exercise prices ranging from $4.47 to $11.00 per share. Under the terms of the stock options, restricted stock units and warrants, and assuming, for example, a one-for-five Reverse Stock Split, the number of shares covered by each of them will be reduced to one-fifth the number currently covered and the exercise price will be increased by five times the current exercise price.

Effective Date

The proposed Reverse Stock Split would become effective on the date of filing of the Second Restated Certificate with the Secretary of State of the State of Delaware. However, as noted above, the Second Restated Certificate will not be filed unless it is expected that the closing of an initial public offering will occur on or before June 30, 2012, as the recapitalization of our Series A preferred stock depends on the occurrence of the closing on or before such date. On the effective date, all common stock issued and outstanding immediately prior thereto will be combined and converted, automatically and without any action on the part of the stockholders, into new shares of Class A common stock in accordance with the Reverse Stock Split ratio determined by our Board within the limits set forth in this proposal.

Payment for Fractional Shares; Exchange of Stock Certificates

The Company will not issue fractional shares in connection with the Reverse Stock Split. Instead the Company will pay each holder of a fractional share an amount in cash equal to the market value of such fractional share as of the Effective Date.

The Company plans to appoint its transfer agent to act as exchange agent for its stock in connection with the Reverse Stock Split. The Company will deposit with the exchange agent, as soon as practicable after the Effective Date of the Reverse Stock Split, cash in an amount equal to the value of the estimated aggregate number of fractional shares that will result from the Reverse Stock Split. The funds required to purchase the fractional share interests are available and will be paid from the Company’s current cash reserves. The Company does not expect the Reverse Stock Split and the payment of cash in lieu of fractional shares to result in a significant reduction in the number of record holders. On or after the Effective Date of the Reverse Stock Split, the exchange agent will mail a letter of transmittal to each stockholder.

Each stockholder will be able to obtain a certificate evidencing its post-reverse-stock-split shares and, if applicable, cash in lieu of a fractional share only by sending the exchange agent its old stock certificate(s), together with the properly executed and completed letter of transmittal and such evidence of ownership of the shares as the Company may require. Stockholders will not receive certificates for post-reverse-stock-split shares unless and until their old certificates are surrendered. Stockholders should not forward their certificates to the exchange agent until they receive the letter of transmittal, and they should only send in their certificates with the letter of transmittal.

The exchange agent will send each stockholder’s new stock certificate and payment in lieu of any fractional share after receipt of that stockholder’s properly completed letter of transmittal and old stock certificate(s). No new post-reverse split share certificates nor payment in lieu of any fractional shares will be issued to a stockholder until such stockholder has surrendered such stockholder’s outstanding certificate(s) together with the properly completed and executed letter of transmittal to the exchange agent.

STOCKHOLDERS SHOULD NOT DESTROY ANY PRE-SPLIT STOCK CERTIFICATE AND SHOULD NOT SUBMIT ANY CERTIFICATES UNTIL THEY ARE REQUESTED TO DO SO.

Accounting Consequences

The par value per share of common stock would remain unchanged at $.0001 per share after the Reverse Stock Split. As a result, on the effective date of the reverse split, the stated capital on the Company’s balance sheet attributable to the Series A preferred stock and common stock will be reduced proportionally, based on the exchange ratio of the Reverse Stock Split, from its present amount, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. The per share common stock net income or loss and net book value will be increased because there will be fewer shares of common stock outstanding. We will reclassify prior period per share amounts and the Consolidated Statements of Stockholders’ Equity for the effect of the Reverse Stock Split for any prior periods in our financial statements and reports such that prior periods are comparable to current period presentation. The Company does not anticipate that any other accounting consequences would arise as a result of the Reverse Stock Split.

No Appraisal Rights

Our stockholders are not entitled to dissenters’ or appraisal rights under Delaware corporate law with respect to the proposed amendments to the Second Restated Certificate to effect the reverse split, and the Company will not independently provide the stockholders with any such right.

Material Federal U.S. Income Tax Consequence of the Reverse Stock Split

For a discussion of the tax consequences of Proposal 8, please see the section below entitled “U.S. Federal Income Tax Consequences of the Reclassification, the Recapitalization Transaction and the Reverse Stock Split.”

Vote Required

If a quorum of stockholders is present, approval of Proposal 8 will require the affirmative vote of a majority of the common stock present in person or represented by proxy and entitled to vote at the Annual Meeting. Holders of a majority of the Series A preferred stock along with holders of the Series A preferred stock and common stock, voting together as a class, have approved the filing of the Second Restated Certificate in accordance with this Proposal 8 in an action by written consent.

Proposals 6, 7 and 8 are each elements of a proposed plan that our Board has approved after discussions with our prospective underwriters and consideration of factors that may affect our proposed initial public offering. Accordingly, Proposals 6, 7 and 8 are cross-conditioned upon each being approved by the holders of our common stock. If any of Proposals 6, 7 or 8 is not approved, then none of these proposals (Proposals 6, 7 and 8) will be approved.

Interests of Certain Officers and Directors

Certain of our officers and directors have an interest in the amendments to the Company’s certificate of incorporation as set forth in the Second Restated Certificate as a result of their ownership of shares of our stock. See the section entitled “Stock Ownership of Certain Beneficial Owners and Management” above.

Certain Financial Information

Certain financial and other information about the Company is attached hereto as Annex E and Annex F. You should consider this information when determining how to vote at the Annual Meeting.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE COMMON STOCKHOLDERS VOTE “FOR” THE ADOPTION OF PROPOSAL 8.

U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE RECLASSIFICATION,

THE RECAPITALIZATION TRANSACTION AND THE REVERSE STOCK SPLIT

The following is a general summary of certain U.S. federal income tax consequences of the reclassification of the Company’s common stock (Proposal 6, the “Reclassification”), the special conversion/redemption of Series A preferred stock upon the closing of the proposed initial public offering (Proposal 7, the “Series A Exchange”) and a reverse stock split of the Company’s common stock (Proposal 8, the “Reverse Stock Split”) that may be relevant to holders of the Company’s capital stock. This summary is based upon the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Department regulations promulgated thereunder, published administrative rulings and judicial decisions as of the date hereof, all of which may change, possibly with retroactive effect, resulting in U.S. federal income tax consequences that may differ from those discussed below. This summary only applies to stockholders that hold capital stock in the Company as capital assets within the meaning of section 1221 of the Code (generally, property held for investment). This discussion is a summary for general information purposes only and does not address all aspects of U.S. federal income taxation that may be relevant to stockholders in light of their particular circumstances or to stockholders that may be subject to special tax rules, including:

•	stockholders subject to the alternative minimum tax,

•	banks, insurance companies or other financial institutions,

•	tax-exempt organizations,

•	dealers in securities or commodities,

•	regulated investment companies or real estate investment trusts,

•	partnerships (or other flow-through entities for U.S. federal income tax purposes) and their partners or members,

•	traders in securities that elect to use a mark-to-market method of accounting for their securities holdings,

•	U.S. stockholders whose “functional currency” is not the U.S. dollar,

•	persons holding Company capital stock as a position in a hedging transaction, “straddle,” “conversion transaction” or other risk reduction transaction,

•	persons who acquire shares of Company capital stock in connection with employment or other performance of services,

•	dealers and other stockholders that do not own their shares of Company capital stock as capital assets, or

•	U.S. expatriates.

In addition, this summary does not address the tax consequences arising under the laws of any foreign, state or local jurisdiction or any U.S. federal tax consequences other than U.S. federal income taxation (such as the U.S. federal estate and gift tax consequences). If a partnership (including any entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds shares of Company capital stock, the treatment of a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership. Partnerships holding Company capital stock and their partners should consult their tax advisors regarding the tax consequences to them of the recapitalization transactions and the reverse stock split.

The Company has not sought, and will not seek, an opinion of counsel or a ruling from the Internal Revenue Service (“IRS”) regarding the U.S. federal income tax consequences of the recapitalization transactions or the reverse stock split discussed below and there can be no assurance that the IRS will not challenge the statements and conclusions set forth below or that a court would not sustain any such challenge. Accordingly, each stockholder should consult such stockholder’s tax advisor with respect to the particular tax consequences of the recapitalization transactions and the reverse stock split to such stockholder.

For purposes of this discussion, a “U.S. Holder” is a beneficial owner of Company capital stock that for U.S. federal income tax purposes is

•	an individual citizen or resident of the United States,

•

a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, that is created or organized in or under the laws of the United States, any state thereof or the District of Columbia,

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source, or

•

a trust, if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons (as defined in section 7701(a)(30) of the Code (a “U.S. Person”)) have the authority to control all substantial decisions of the trust, or the trust has a valid election in effect to be treated as a U.S. Person.

A “Non-U.S. Holder” is a beneficial owner of Company capital stock that is neither a partnership (or other entity treated as a partnership for U.S. federal income tax purposes) nor a U.S. Holder.

Reclassification

The reclassification of the Company’s existing common stock into Class A Common Stock (Proposal 6) should not give rise to a taxable event for U.S. federal income tax purposes. Accordingly, a holder’s income tax basis for the Class A Common Stock should be equal to the basis of the existing common stock from which it was reclassified and the holder’s holding period for the Class A Common Stock should include the period during which the holder held such existing common stock.

Series A Special Conversion/Redemption

The special conversion/redemption of the Series A preferred stock, incident to a proposed initial public offering, into shares of Class A Common Stock, Class B preferred stock and potentially cash (i.e., upon exercise of the over-allotment option in connection with the proposed initial public offering) should constitute a “recapitalization” for U.S. federal income tax purposes. Holders of Series A preferred stock should thus recognize no loss in the Series A Exchange and should recognize gain only to the extent of any cash received.

Recognized gain will generally be capital gain and long-term capital gain if the Series A preferred stock has been held for more than one year at the time of the Series A Exchange. However, all or part of such recognized gain could be treated as ordinary dividend income to a stockholder (to the extent of such stockholder’s ratable share of the Company’s accumulated or current earnings and profits as determined for U.S. federal income tax purposes) rather than as capital gain if the stockholder is a significant holder of Company capital stock or if taking into account constructive ownership rules, the stockholder’s percentage ownership in the Company is not meaningfully reduced as a result of the Series A Exchange. Because the possibility of dividend treatment depends upon a stockholder’s particular circumstances, including the application of certain constructive ownership rules, holders of Series A preferred stock should consult their own tax advisors regarding the potential tax consequences to them of the Series A Exchange. Under the constructive ownership rules, a shareholder may be deemed to own stock that is owned by others, such as a family member, trust, corporation or other entity.

A holder’s holding period for the Class A Common Stock and Class B preferred stock received in the Series A Exchange should include the period during which the Series A preferred stock was held; and a holder’s aggregate basis for the Series A Common Stock and Series B preferred stock received in the Series A Exchange should equal the holder’s basis for the Series A preferred stock surrendered in the Series A Exchange, less the amount of any cash received and plus the amount of any gain recognized. Holders of Series A preferred stock should consult their tax advisors as to (i) apportionment of the aggregate basis for the shares of Series A Common Stock and Series B preferred stock received in the Series A Exchange among such shares, (ii) application of the foregoing rules where shares of Series A preferred stock were acquired at different times or at different prices and (iii) utilization or “election out” of the installment method if cash is received in the Series A Exchange in a taxable year following a holder’s taxable year of the Series A Exchange.

Reverse Stock Split

The Reverse Stock Split of the Company’s common stock should similarly constitute a “recapitalization” for U.S. federal income tax purposes. Accordingly, holders of Company common stock should not recognize gain or loss upon the Reverse Stock Split, except with respect to cash received in lieu of a fractional share of common stock. A holder’s aggregate tax basis in the shares of the common stock received pursuant to the Reverse Stock Split should equal the aggregate tax basis of the shares of common stock surrendered (excluding any portion of such basis that is allocated to any fractional share of common stock), and such shareholder’s holding period for the shares of the common stock received should include the holding period for the shares of the common stock surrendered. Holders of Company common stock should consult their tax advisors as to application of the foregoing rules where shares of Company common stock were acquired at different times or at different prices.

A stockholder who receives cash in lieu of a fractional share of Company common stock pursuant to the Reverse Stock Split should generally recognize capital gain or loss in an amount equal to the difference, if any, between the amount of cash received and the portion of the stockholder’s tax basis in the shares of the common stock surrendered that is allocated to such fractional share of common stock. Such capital gain or loss should be long-term capital gain or loss if the shareholder’s holding period for the common stock surrendered in the Reverse Stock Split exceeds one year at the time of the Reverse Stock Split.

U.S. Holders

Long-term capital gains of certain non-corporate U.S. Holders are subject to U.S. federal income tax at preferential rates. Short-term capital gains are taxed at rates applicable to ordinary income. The deductibility of capital losses is subject to limitations. For certain non-corporate U.S. Holders recognizing gain in the Series A Exchange that is recharacterized as ordinary dividend income, such income should constitute “qualifying dividend income” subject to U.S. federal income tax at the same rates applicable to long-term capital gains, provided the U.S. Holder has satisfied certain holding period requirements.

Non-U.S. Holders

Subject to the discussion below regarding gain recharacterized as ordinary dividend income, Non-U.S. Holders should not be subject to U.S. federal income tax on gain recognized in the Series A Exchange or the Reverse Stock Split unless:

•

the gain is effectively connected with the Non-U.S. Holder’s conduct of a U.S. trade or business (and, if an income tax treaty applies, the gain is attributable to a permanent establishment maintained by the Non-U.S. Holder in the United States), in which case the Non-U.S. Holder will be required to pay tax on the net gain derived from the sale (net of certain deductions or credits) under regular graduated U.S. federal income tax rates, and for a Non-U.S. holder that is a corporation, such Non-U.S. Holder may be subject to a branch profits tax at a 30 percent rate or such lower rate as may be specified by an applicable income tax treaty;

•

the Non-U.S. Holder is an individual who is present in the United States for a period or periods aggregating 183 days or more during the calendar year in which the Series A Exchange or the Reverse Stock Split occurs and certain other conditions are met, in which case the Non-U.S. Holder will be required to pay a flat 30 percent tax on the gain derived from the sale, which tax may be offset by U.S. source capital losses (even though the non-U.S. Holder is not considered a resident of the United States) subject to applicable income tax or other treaties providing otherwise; or

•

the Company capital stock with respect to which the gain is recognized constitutes a U.S. real property interest by reason of the Company’s status as a “United States real property holding corporation” for U.S. federal income tax purposes (a “USRPHC”) at any time within the shorter of the five-year period preceding the Series A Exchange or the Reverse Stock Split or the Non-U.S. Holder’s holding period for such Company capital stock. In general, a corporation is a USRPHC if the fair market value of its United States real property interests (as defined in the Code and applicable Treasury Department regulations) equals or exceeds 50 percent of the sum of the fair market value of its worldwide (U.S. and foreign) real property interests and its other assets used or held for use in a trade or business. The Company believes that it is not currently and will not become a USRPHC.

Any gain recognized by Non-U.S. Holders in the Series A Exchange that is recharacterized as ordinary dividend income will be subject to U.S. withholding tax either at a rate of 30 percent of the gross amount of the dividend or such lower rate as may be specified by an applicable income tax treaty. In order to receive a reduced treaty rate, a Non-U.S. Holder must provide the Company with an IRS Form W-8BEN or other appropriate version of IRS Form W-8 prior to the Series A Exchange properly certifying qualification for the reduced rate. However, if such dividend income is effectively connected with a Non-U.S. Holder’s conduct of a U.S. trade or business (and, if required by an applicable income tax treaty, is attributable to a permanent establishment maintained by the Non-U.S. Holder in the U.S.), that dividend income generally will be subject to U.S. federal income tax at the same graduated rates applicable to U.S. persons, net of certain deductions and credits, subject to an applicable income tax treaty providing otherwise. In addition, such dividend income that is effectively connected with a corporate Non-U.S. Holder’s conduct of a U.S. trade or business may also be subject to a branch profits tax at a rate of 30 percent or such lower rate as may be specified by an applicable income tax treaty. Payment of any such effectively connected dividend income that is included in the gross income of a Non-U.S. Holder generally would be exempt from withholding tax if the Non-U.S. Holder provides the Company with an IRS Form W-8ECI or other applicable IRS Form W-8 prior to the Series A Exchange date properly certifying such exemption.

Backup Withholding and Reporting Requirements

A holder of Series A preferred stock may, under certain circumstances, be subject to information reporting and backup withholding at the applicable rate (currently, 28 percent) with respect to any cash received pursuant to the Series A Exchange, unless (i) in the case of U.S. Holders, the holder properly establishes an exemption or provides its correct tax identification number and otherwise complies with the applicable requirements of the backup withholding rules, or (ii) in the case of Non-U.S. Holders, the holder certifies under penalties of perjury that it is a Non-U.S. Holder (and the payor does not have actual knowledge or reason to know that the holder is a U.S. Person) or such holder otherwise establishes an exemption from backup withholding. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules can be refunded or credited against a payee’s U.S. federal income tax liability, if any, provided that the payee furnishes the required information to the IRS in a timely manner.

U.S Holders are generally required to maintain records including information concerning the amount, basis and fair market value of Series A preferred stock surrendered and Series A Common Stock, Series B preferred stock and any cash received in the Series A Exchange and of common stock surrendered and common stock and any cash received in the Reverse Stock Split. In addition, “significant holders” of Company capital stock must provide information regarding their participation in the Series A Exchange or Reverse Stock Split with their federal income tax returns for the taxable year in which the Series A Exchange and Reverse Stock Split take place. A significant holder is any stockholder owning at least one percent (by either vote or value) of the Company capital stock (five percent (by vote or value) if the holder’s Company capital stock is publicly traded) immediately prior to the Series A Exchange or Reverse Stock Split, as the case may be.

INFORMATION REGARDING THE THIRD AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

This information about our Third Amended and Restated Certificate of Incorporation, or Third Restated Certificate, is being circulated to advise the stockholders of action taken without a meeting upon the written consent of the holders of a majority of the outstanding votes of the Company. A copy of the Third Restated Certificate is attached as Annex B to this proxy statement/information statement and the summary description below is qualified by reference to the Annex that is attached.

WITH RESPECT TO THE THIRD AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

The holders of a majority of the requisite votes have approved by written consent, subject to the successful completion of our proposed initial public offering, the adoption of the Third Restated Certificate. It is expected that the Third Restated Certificate will become effective immediately following the completion of our proposed initial public offering and contains certain amendments to our certificate of incorporation in addition to those set forth in the Second Restated Certificate.

The Third Restated Certificate contains certain provisions that are designed to reduce our vulnerability to an unsolicited takeover attempt, change in control or other business combination. The purpose of these provisions is not to prevent such a transaction in all instances, but rather to prevent such transactions that may be unfair or disadvantageous to us and our stockholders. However, these provisions could have the effect of delaying, deferring or preventing a transaction or change of control of the Company by means of a tender offer, proxy contest or otherwise that might involve a premium price for holders of the Company’s shares.

Authorized Capital Stock. Pursuant to the Third Restated Certificate, the authorized capital stock is 450 million shares, consisting of 140 million shares of Class A common stock, 300 million shares of common stock and ten million shares of preferred stock.

Amendment of the Certificate of Incorporation and Bylaws. Pursuant to the Third Restated Certificate, the affirmative vote of the holders of 66-2/3% of the voting power of the shares of capital stock of the Company entitled to vote generally in the election of directors, voting as a single class, is required to amend the provisions described below:

•	regarding amendment or repeal of the bylaws;

•	regarding the number of directors, filling of vacancies on the board, removal of directors and classification of the board into three classes;

•	prohibiting the stockholders from calling a special meeting or acting by written consent; and

•	limiting the liability of directors and providing for indemnification of directors and officers.

The Third Restated Certificate provides that the bylaws of the Company may be adopted, amended or repealed by (a) a majority vote of the directors then in office, which must include one director from each class if the board is then classified, (b) the affirmative vote of 66-2/3% of the voting power of the shares of capital stock of the Company entitled to vote generally in the election of directors, voting as a single class, or (c) a majority of the voting power of the shares of capital stock of the Company entitled to vote generally in the election of directors, voting as a single class, if such adoption, amendment or repeal was previously approved by at least two-thirds of the directors then in office.

Number and Election of Directors; Vacancies; Removal. The Third Restated Certificate provides that the business and affairs of the Company shall be managed by a board of directors consisting of not less than five or more than fifteen persons. The exact number of directors, within the minimum and maximum limitations, may only be changed by resolution of a majority of the directors then in office, and not by the stockholders, but no decrease in the size of the board may shorten the term of any incumbent director. The Third Restated Certificate provides that any vacancy on the board of directors, including one created by an increase in the number of directors, will be filled by a majority vote of the directors then in office, even if less then a quorum, and not by vote of the stockholders. Any director may be removed from office only for cause.

Classified Board. Pursuant to the Third Restated Certificate, our board of directors will also be divided into three classes, designated Class I, Class II and Class III, as nearly equal in number as possible, with the directors in each class to serve for three-year terms. Upon effectiveness of the Third Restated Certificate, our Board will assign each of our directors to a class. At each subsequent annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following election. The classification and staggered terms of office of the Company’s directors will make it more difficult for a third party to gain control of the board of directors. At least two annual meetings of stockholders, rather than one, generally would be required to effect a change in a majority of the directors of the Company.

Elimination of Right to Call a Special Meeting or Act by Written Consent. The Third Restated Certificate also eliminates our stockholders’ right to call a special meeting of stockholders. A special meeting of stockholders of the Company may be called only by the chairman of the board or the chief executive officer of the Company or by a resolution adopted by the affirmative vote of a majority of the board of directors. Under the Third Restated Certificate, no action required or permitted to be taken at any annual or special meeting of the stockholders may be taken without a meeting and the power of stockholders to take action by written consent is specifically denied.

Limitation of Liability, Indemnification of Directors and Officers and Insurance. The Third Restated Certificate provides that a director of the Company shall not be personally liable to the Company or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (a) for any breach of the director’s duty of loyalty to the Company or its stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or knowing violation of law, (c) under section 174 of the General Corporation Law of the State of Delaware, which concerns the unlawful payment of dividends or an unlawful stock purchase or redemption, or (d) for any transaction from which the director derived an improper personal benefit.

Under the Third Restated Certificate, each person who is or was a director or officer of the Company or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, employee benefit plan or other enterprise (including the heirs, executors, administrators or estate of such person), shall be indemnified and advanced expenses by the Company, in accordance with the bylaws of the Company, to the fullest extent authorized by Delaware law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Company to provide broader indemnification rights than said law permitted the Company to provide prior to such amendment) or any other applicable laws as presently or hereinafter in effect. The right to indemnification and advancement of expenses is not exclusive of any other right that any person may have or acquire under any statute, provision of the certificate of incorporation or bylaws of the Company, agreement, vote of stockholders or disinterested directors or otherwise.

Pursuant to the Third Restated Certificate, the Company may, to the fullest extent permitted by law, purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Company or another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise against any expense, liability or loss incurred by such person in any such capacity or arising out of such person’s status as such, whether or not the Company would have the power to indemnify such person against such expense, liability or loss under applicable law.

No modification of the Company’s certificate of incorporation or repeal of its provisions shall adversely affect the limitation on liability, and rights to indemnification and insurance provisions described above existing immediately prior to such modification or repeal.

ANNEX A

SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF RENEWABLE ENERGY GROUP, INC.

Renewable Energy Group, Inc. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware (the “DGCL”), hereby certifies as follows:

FIRST: The name of the Corporation is Renewable Energy Group, Inc.

SECOND: The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on April 29, 2009.

THIRD: The Certificate of Incorporation of the Corporation as heretofore amended is hereby amended and restated pursuant to Sections 242 and 245 of the DGCL.

FOURTH: The Certificate of Incorporation of the Corporation shall be amended and restated to read in full as follows:

ARTICLE I

The name of the Corporation is Renewable Energy Group, Inc.

ARTICLE II

The address of the registered office of the Corporation in the State of Delaware is 2711 Centerville Road, Suite 400, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is Corporation Service Company.

ARTICLE III

The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the DGCL.

ARTICLE IV

A. Classes of Stock. The total number of shares of all classes of classes of capital stock that the Corporation shall have authority to issue is five hundred million (500,000,000), consisting of one hundred forty million (140,000,000) shares of Class A Common Stock, par value $.0001 per share (the “Class A Common Stock”), three hundred million (300,000,000) shares of Common Stock, par value $.0001 per share (the “Common Stock”), and sixty million (60,000,000) shares of Preferred Stock, par value $.0001 per share (the “Preferred Stock”). The number of authorized shares of Class A Common Stock, Common Stock or Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the then outstanding shares of Class A Common Stock and Common Stock voting together as a single class, without a vote of the holders of the Preferred Stock, or of any series thereof, unless a vote of any such Preferred Stock holders is required by the certificate of incorporation of the Corporation (including any applicable certificate of designations), and if such holders of such Preferred Stock are so entitled to vote thereon, then, except as may otherwise be set forth in the certificate of incorporation of the Corporation (including any applicable certificate of designations), the only stockholder approval required shall be the affirmative vote of a majority of the voting power of the Class A Common Stock, Common Stock and the Preferred Stock so entitled to vote, voting together as a single class.

At the time this Second Amended and Restated Certificate of Incorporation (this “Restated Certificate”) becomes effective (the “Effective Time”), [each share] [each] [1.5] [2.0] [2.5] [3.0] [3.5] [4.0] [4.5] [5.0] shares of the Corporation’s common stock issued and outstanding or held as treasury stock immediately prior to the Effective Time (“Old Common Stock”), shall automatically and without any further action by any holder of such shares, be [combined], changed and reclassified into one share of Class A Common Stock. [Each stockholder who, immediately prior to the Effective Time, owns a number of shares of Old Common Stock which is not evenly divisible by [1.5] [2.0] [2.5] [3.0] [3.5] [4.0] [4.5] [5.0] shall, with respect to such fractional interest, be entitled to receive to the extent legally available therefore from the Corporation cash in an amount equal to such fractional interest multiplied by the value of one share of Class A Common Stock as of the Effective Time as determined in good faith by the Board of Directors of the Corporation (the “Board of Directors”).] Any stock certificate that immediately prior to the Effective Time represented shares of Old Common Stock shall from and after the Effective Time represent shares of Class A Common Stock, without the need for surrender or exchange thereof. If a holder of shares of Class A Common Stock is party (directly or through an authorized representative) to an underwriting agreement pursuant to which such holder has agreed to sell shares of Common Stock in the Designated Public Offering (as defined in Section E below), then upon the written request of the holder delivered to the Corporation prior to the closing of the Designated Public Offering, such holder’s shares of Class A Common Stock shall, immediately prior to the Designated Public Offering, be converted into shares of Common Stock, on the basis of one share of Common Stock for each share of Class A Common Stock, with respect to only such number of shares of Class A Common Stock held by such holder necessary (but only to the extent necessary) to fulfill such holder’s obligations under such underwriting agreement.

B. Class A Common Stock and Common Stock. The shares of Class A Common Stock and shares of Common Stock shall be identical in all respects and shall have equal rights and privileges, except as set forth in this Section B. Upon dissolution of the Corporation, holders of Class A Common Stock and holders of Common Stock are entitled to share ratably in the assets thereof that may be available for distribution after satisfaction of creditors and any class or series of stock having a preference on dissolution over the Class A Common Stock and Common Stock. In connection with any merger or consolidation of the Corporation with or into any other entity, shares of Class A Common Stock and Common Stock shall be treated equally, identically and ratably, on a per share basis, with respect to any consideration into which such shares are converted or any other consideration paid or otherwise distributed to stockholders of the Corporation, unless different treatment of the shares of each class is approved by the affirmative vote of the holders of a majority of the outstanding shares of Class A Common Stock and Common Stock, each voting separately as a class. No shares of Common Stock shall be issued prior to the closing of a Designated Public Offering, except as provided in Section A above and Section D.7 below with respect to holders of Class A Common Stock committed to sell shares of Common Stock in the Designated Public Offering.

1. Dividends. Shares of Class A Common Stock and Common Stock shall be treated equally, identically and ratably, on a per share basis, with respect to any dividend or distribution paid or distributed by the Corporation, unless different treatment of the shares of each such class is approved by the affirmative vote of the holders of a majority of the outstanding shares of Class A Common Stock and Common Stock, each voting separately as a class; provided, however, that in the event a dividend or distribution is paid or distributed in the form of Class A Common Stock or Common Stock (or Rights (as defined in Section E below) to acquire such stock), then holders of Class A Common Stock shall receive Class A Common Stock (or Rights to acquire such stock, as the case may be), and holders of Common Stock shall receive Common Stock (or Rights to acquire such stock, as the case may be).

2. Stock Combinations and Subdivisions. If the Corporation in any manner subdivides or combines the outstanding shares of Class A Common Stock or Common Stock, then outstanding shares of the other class will be subdivided or combined in the same proportion and manner, unless different treatment of the shares of each such class is approved by the affirmative vote of the holders of a majority of the outstanding shares of Class A Common Stock and Common Stock, each voting separately as a class.

3. Voting. Except as may otherwise be required by law or the certificate of incorporation, the holders of Class A Common Stock and Common Stock shall, in all matters that may be submitted to a vote or consent of the stockholders, vote together as a single class. Each holder of Class A Common Stock and each holder of Common Stock shall have one vote in respect of each share of Class A Common Stock and Common Stock held by such holder of record on the books of the Corporation.

4. Conversion.

(a) In addition to the conversion of Class A Common Stock into Common Stock provided in Section A above and Section D.7 below, each share of Class A Common Stock shall automatically, without any further action, convert into one share of Common Stock at the Final Conversion Date (as defined in Section E below). Any stock certificate that immediately prior to the Final Conversion Date represented shares of Class A Common Stock shall from and after the Final Conversion Date represent shares of Common Stock, without the need for surrender or exchange thereof.

(b) The Corporation shall, at all times, reserve and keep available out of the authorized and unissued shares of Common Stock, solely for the purpose of effecting the conversion of the outstanding Class A Common Stock, such number of shares of Common Stock as shall from time to time be sufficient to effect conversion of all outstanding Class A Common Stock and if, at any time, the number of authorized and unissued shares of Common Stock shall not be sufficient to effect conversion of the then outstanding Class A Common Stock, the Corporation shall take such corporate action as may be necessary to increase the number of authorized and unissued shares of Common Stock to such number as shall be sufficient for such purposes.

5. No Reissuance of Class A Common Stock; Rights of Common Stock After the Final Conversion Date.

(a) Following the automatic conversion of all shares of Class A Common Stock into Common Stock pursuant to subparagraph 4(a) above, the reissuance of shares of Class A Common Stock shall be prohibited and such shares shall be retired and cancelled in accordance with Section 243 of the DGCL and the filing with the Secretary of State of the State of Delaware required thereby and upon such retirement and cancellation, all references to the Class A Common Stock in this Restated Certificate shall be eliminated.

(b) From and after the automatic conversion of all shares of Class A Common Stock into Common Stock pursuant to subparagraph 4(a) above, except as otherwise required by law or the certificate of incorporation of the Corporation, each holder of Common Stock shall be entitled to one vote in respect of each share of Common Stock held by such holder of record on the books of the Corporation for the election of directors and on all matters submitted to a vote of stockholders of the Corporation and shall otherwise have the rights conferred by applicable law in respect of such shares.

C. Preferred Stock. The Preferred Stock shall be divided into series. The first series of Preferred Stock shall consist of fourteen million (14,000,000) shares and is designated “Series A Preferred Stock” and the second series shall consist of three million (3,000,000) shares and is designated “Series B Preferred Stock.” The remaining shares of Preferred Stock may be issued from time to time in one or more series. Subject to the rights of any outstanding series of Preferred Stock, the Board of Directors is expressly authorized to provide for the issue of all or any of the undesignated shares of Preferred Stock in one or more series, and to fix the number of its shares and to determine or alter for each such series, such voting powers, full or limited, or no voting powers, and such designations, preferences and relative, participating, optional or other rights and such qualifications, limitations or restrictions thereof, as shall be stated and expressed herein or in the resolution or resolutions adopted by the Board of Directors providing for the issue of such shares and as may be permitted by the DGCL. The Board of Directors is also expressly authorized (unless forbidden in the resolution or resolutions providing for such issue) to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any series subsequent to the issuance of shares of that series. In case the number of shares of any such series shall be so decreased, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series.

D. Rights, Preferences, Powers, Restrictions and Limitations of the Series A Preferred Stock. The Series A Preferred Stock shall have such voting powers, preferences and relative, participating, optional or other special rights and qualifications, limitations and restrictions thereof, as follows:

1. Relative Seniority. The Series A Preferred Stock shall, with respect to payment of dividends or in the case of redemption, liquidation, dissolution or winding up of the Corporation, rank (a) senior and prior to the Class A Common Stock and Common Stock of the Corporation and to any other class or series of capital stock issued by the Corporation not designated as ranking senior to or pari passu with the Series A Preferred Stock with respect to payment of dividends or in the case of redemption, liquidation, dissolution or winding up of the Corporation (collectively, the “Junior Stock”); (b) pari passu with any other class or series of capital stock of the Corporation, the terms of which specifically provide that such class or series shall rank pari passu with the Series A Preferred Stock with respect to payment of dividends or in the case of redemption, liquidation, dissolution or winding up of the Corporation (such other class or series of capital stock and the Series A Preferred Stock together, the “Parity Stock”); and (c) junior to any other class or series of capital stock of the Corporation, the terms of which specifically provide that such class or series shall rank senior to the Series A Preferred Stock with respect to payment of dividends or in the case of redemption, liquidation, dissolution or winding up of the Corporation (the “Senior Stock”).

2. Dividends.

(a) General. The holders of the Series A Preferred Stock shall accrue dividends at the rate of $.88 per share per annum (subject to appropriate adjustments in the event of any stock dividend, stock split, combination or other similar recapitalization affecting such shares) calculated on the basis of a 360-day year, consisting of twelve 30-day months, and shall accrue on a daily basis from the date of issuance thereof, compounded annually from the date of issuance, whether or not declared and shall be cumulative (the “Accrued Dividends”); provided, however, that except as set forth in Sections 3, 5 and 6 of this Section D, the Corporation shall be under no obligation to pay such Accrued Dividends; and, provided further, the holders’ right to receive dividends pursuant to this Section 2(a) shall terminate upon the conversion of the shares of Series A Preferred Stock into Class A Common Stock pursuant to Section 5 below (other than with respect to Accrued Dividends as of the date of conversion to the extent provided in Section 5 below). In the event that, during any calendar year, dividends are paid on both the Series A Preferred Stock and the Class A Common Stock, and the amount of dividends each share of Series A Preferred Stock would have received had it been converted into Class A Common Stock on the first day of such calendar year exceeds the amount of dividends per share paid to the holders of Series A Preferred Stock during such year, then, within five (5) business days following the end of such calendar year, the holders of Series A Preferred Stock shall receive an amount per share equal to the difference between the amount of dividends each share of Series A Preferred Stock would have received had it been converted to Class A Common Stock as of the first day of such year and the amount of dividends paid with respect to each share of Series A Preferred Stock during such year (the “Participating Dividend Payment”), and the amount of the Participating Dividend Payment will be subtracted from the Accrued Dividends with respect to each outstanding share of Preferred Stock as of the date the Participating Dividend Payment is made.

(b) Dividends in Arrears. If any Accrued Dividends on the Series A Preferred Stock shall not have been paid, or declared and set apart for payment, the deficiency shall be fully paid or declared and set apart for payment before any dividend (other than dividends on shares of Class A Common Stock payable in shares of Class A Common Stock) shall be paid or declared or set apart for Junior Stock and before any purchase or acquisition of any Junior Stock is made by the Corporation, except the repurchase of Junior Stock from employees of the Corporation upon termination of employment. At the earlier of: (i) the redemption of the Series A Preferred Stock (other than a redemption pursuant to Section 7); (ii) the conversion of the Series A Preferred Stock pursuant to Section 5; or (iii) the liquidation, dissolution or winding up of the Corporation (including in connection with an Acquisition as defined in Subsection 3(c) below), all Accrued Dividends shall be paid to the holders of record of outstanding shares of Series A Preferred Stock as provided in Section 6 in the event of a redemption of the Series A Preferred Stock pursuant to Section 6, Sections 2(c) or 5, as applicable, in the event of the conversion of the Series A Preferred Stock and Section 3(a) in the event of a liquidation, dissolution or winding up of the Corporation (including an Acquisition). No accumulation of dividends on the Series A Preferred Stock shall bear interest.

(c) Manner of Payment. Except as set forth in Subsection 5(a) or Subsection 5(b) below, dividends on the Series A Preferred Stock shall be paid in cash at the time specified in Subsection 2(b) above; provided, however, in the event of a conversion pursuant to Subsection 5(a) or Subsection 5(b), as applicable, in which the Corporation and such holder do not jointly elect to include the amount of Accrued Dividends in the conversion, and such conversion occurs prior to February 26, 2014, then the Corporation may elect to postpone the cash payment of any or all Accrued Dividends until up to the earliest to occur of (i) a QPO (as defined in Subsection 5(a)(i) below), (ii) the liquidation, dissolution or winding up of the Corporation (including in connection with an Acquisition deemed to be a liquidation pursuant to Subsection 3(c) below) or (iii) February 26, 2014. When payable hereunder, each dividend shall be mailed to the holders of record of the Series A Preferred Stock as their names and addresses appear on the share register of the Corporation or at the office of the transfer agent.

(d) Waiver of Dividend. Notwithstanding anything herein to the contrary, the timing or amount of any payment of Accrued Dividends owing to the holders of Series A Preferred Stock hereunder may be waived by the written consent or affirmative vote of the Preferred Supermajority (as hereinafter defined in Section 3(c) below).

3. Liquidation, Dissolution or Winding Up.

(a) General. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, (i) the holders of shares of Series A Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders, after and subject to the payment in full of all amounts required to be distributed to the holders of any Senior Stock, but before any payment shall be made to the holders of Junior Stock by reason of their ownership thereof, an amount equal to $13.75 per share of Series A Preferred Stock (subject to appropriate adjustments in the event of any stock dividend, stock split, combination or other similar recapitalization affecting such shares) (“Series A Base Value”) plus any and all Accrued Dividends accrued but unpaid thereon (whether or not declared), together with any other dividends declared but unpaid thereon in an amount which together for such Series A Base Value plus Accrued Dividends and any other dividends declared but unpaid thereon shall not exceed $16.50 per share (the “Series A Accreted Value”) and (ii) the holders of previously converted shares of Series A Preferred Stock shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders, after and subject to the payment in full of all amounts required to be distributed to the holders of any Senior Stock, but before any payment shall be made to the holders of Junior Stock by reason of their ownership thereof, any accrued and unpaid dividends on such previously converted shares of Series A Preferred Stock, in an amount which does not exceed the Series A Accreted Value less the Series A Base Value. If upon any such liquidation, dissolution or winding up of the Corporation the remaining assets of the Corporation available for distribution to its stockholders shall be insufficient to pay the holders of shares of Series A Preferred Stock and the holders of previously converted shares of Series A Preferred Stock the full amount to which they shall be entitled, the holders of Parity Stock shall first share ratably in any distribution of the remaining assets and funds of the Corporation in proportion to the respective amounts which would otherwise be payable in respect of the Parity Stock held by them upon such distribution if all amounts payable on or with respect to such shares were paid in full, and the holders of previously converted shares of Parity Stock shall then share ratably in any distribution of any remaining assets and funds of the Corporation in proportion to the respective amounts which would otherwise be payable in respect of any accrued and unpaid dividends on such shares previously held by them upon such distribution if all amounts payable on or with respect to such shares were paid in full.

(b) Participation. After the payment of all preferential amounts required to be paid to the holders of Series A Preferred Stock upon the dissolution, liquidation, or winding up of the Corporation, all of the remaining assets and funds of the Corporation available for distribution to its stockholders shall be distributed ratably among the holders of the Common Stock and the holders of the Series A Preferred Stock as if the Series A Preferred Stock has been converted pursuant to Section 5.

(c) Treatment of Consolidations, Mergers, and Sales of Assets. The merger or consolidation of the Corporation into or with another corporation which results in the exchange of outstanding shares of the Corporation, the sale of all or substantially all the assets of the Corporation, or the license of all or substantially all of the assets of the Corporation, including without limitation any sale (whether by merger or otherwise) of all or substantially all of the assets or the license of all or substantially all of the assets of one or more subsidiaries (the “Subject Subsidiaries”) of the Corporation if substantially all of the assets of the Corporation and its subsidiaries taken as a whole are held by the Subject Subsidiaries shall be deemed to be a liquidation, dissolution or winding up of the Corporation for purposes of this Section, unless the Corporation’s stockholders of record as constituted immediately prior to any such transaction, by virtue of securities issued as consideration for such transaction hold at least 50% of the voting power of the surviving or acquiring entity in approximately the same relative percentages after such transaction as before (any transaction so deemed to be a liquidation, dissolution or winding up, an “Acquisition”). The amount deemed distributed to the holders of Series A Preferred Stock upon any such merger or consolidation shall be the cash or the value of the property, rights and/or securities distributed to such holders by the acquiring person, firm or other entity; provided, however, that if the holders of at least seventy-five percent (75%) of the then outstanding shares of Series A Preferred Stock that were issued in exchange for shares of the series A, series AA, series B or series BB preferred stock of Renewable Energy Group, Inc. a Delaware corporation (“REG”), pursuant to the Second Amended and Restated Agreement and Plan of Merger executed November 20, 2009 by and among the Corporation, REG and REG Merger Sub, Inc. (the “Preferred Supermajority”), affirmatively approve by written consent an Acquisition in accordance with Section 4 below and, in connection with such approval, expressly agree in writing that the cash, securities or other property shall be distributed among the holders of Preferred Stock and Class A Common Stock in accordance with the applicable agreement or agreements setting forth the terms and conditions of such Acquisition, the holders of Preferred Stock and Class A Common Stock shall be entitled to receive upon the closing of such Acquisition only such amounts as are set forth in such agreement or agreements. The value of such property, rights or other securities shall be determined in good faith by the Board of Directors of the Corporation, taking into consideration the relevant terms of any underlying transaction documents. In the event the Corporation continues to exist following an Acquisition, after payment in full of the liquidation preference as provided for in this Section 3, the certificates representing shares of the Series A Preferred Stock issued and outstanding immediately prior to the consummation of the Acquisition shall be cancelled and extinguished and the holders of such shares of Series A Preferred Stock shall have no further rights in the Corporation.

4. Voting.

(a) Each holder of outstanding shares of Series A Preferred Stock shall be entitled to the number of votes equal to the number of whole shares of Class A Common Stock into which the shares of Series A Preferred Stock held by such holder are convertible (as adjusted from time to time pursuant to Section 5 hereof), at each meeting of stockholders of the Corporation (and written actions of stockholders in lieu of meetings) with respect to any and all matters presented to the stockholders of the Corporation for their action or consideration. Except as provided by law, by the provisions of Subsection 4(b) below or by the provisions establishing any other series of Preferred Stock, holders of Series A Preferred Stock and of any other outstanding series of Preferred Stock shall vote together with the holders of Class A Common Stock as a single class.

(b) Protective Provisions. Except for actions required by this Restated Certificate and subject to the rights of series of Preferred Stock that may from time to time come into existence and any contractual agreements or restrictions which may be then in effect in any agreement of stockholders or other organizational document to which the holders of Series A Preferred Stock and the Corporation may be a party, the approval by written consent of the Preferred Supermajority (in addition to any other applicable stockholder approval requirements required by law) shall be required for the Corporation to take the following actions:

(i) authorize or issue, or obligate itself to issue, any shares of Preferred Stock (other than the Series B Preferred Stock to be issued upon conversion of the Series A Preferred Stock) or any other equity security on parity with or having a preference over any series of Preferred Stock with respect to dividends, liquidation, redemption or voting, including any security convertible into or exercisable for any such equity security, or authorize any subsidiary to issue any equity security or any such securities convertible or exercisable therefor;

(ii) increase or decrease the number of authorized shares of any series of Preferred Stock;

(iii) amend the Certificate of Incorporation or Bylaws of the Corporation, including the amendment of the Certificate of Incorporation by the adoption or amendment of any Certificate of Designation or similar document, or amend the organizational documents of any subsidiary, in any such case other than amendments solely to the extent required to authorize the issuance of any Junior Stock or any security convertible into or exercisable for any Junior Stock;

(iv) alter or change the rights, preferences or privileges of the shares of any series of the Preferred Stock;

(v) issue, or cause any subsidiary to issue, any indebtedness, other than trade accounts payable and/or letters of credit, performance bonds or other similar credit support incurred in the ordinary course of business, or amend, renew, increase or otherwise alter in any material respect the terms of any indebtedness previously approved or required to be approved by the holders of the Preferred Stock other than the incurrence of debt solely to fund the payment of Accrued Dividends on the Preferred Stock or solely to fund the redemption of the Preferred Stock pursuant to Section 6;

(vi) increase the authorized number of directors constituting the Board of Directors of the Corporation from fourteen (14) directors;

(vii) redeem, purchase or otherwise acquire (or pay into or set aside for a sinking fund for such purpose) any share or shares of capital stock of the Corporation; provided, however, that this restriction shall not apply to the repurchase or redemption of shares of Preferred Stock pursuant to Section 6 or 7, any redemption of the Series B Preferred Stock pursuant to the terms thereof or the repurchase of shares of Junior Stock from employees, officers, directors, consultants or other persons performing services for the Corporation or any subsidiary pursuant to agreements under which the Corporation has the option to repurchase such shares at cost upon the occurrence of certain events, such as the termination of employment;

(viii) declare or pay dividends or otherwise make distributions with respect to any shares of capital stock of the Corporation, other than dividends on the Preferred Stock;

(ix) declare bankruptcy, dissolve, liquidate or wind up the affairs of the Corporation or any subsidiary;

(x) modify or change the nature of the Corporation’s business such that a material portion of the Corporation’s business is devoted to any business other than the business of (A) designing, constructing or operating facilities for biofuels, chemicals or by-products thereof and (B) procurement, manufacturing, selling, distribution, logistics, marketing or risk management related to biofuels, chemicals or by-products thereof;

(xi) make or permit any subsidiary to make any capital expenditure in excess of $500,000 which is not otherwise included in the annual budget previously approved by the Board of Directors of the Corporation;

(xii) effect any Acquisition;

(xiii) acquire directly or through a subsidiary the stock or any material assets of another corporation, partnership or other person or entity for consideration valued at more than ten percent (10%) of the total assets of the Corporation as of the most recent month-end prior to such acquisition as reflected on the balance sheet of the Corporation prepared in accordance with generally accepted accounting principles consistently applied; or

(xiv) agree or commit to do any of the foregoing;

provided, however, that nothing in this Section 4(b) shall be deemed to alter any statutory provision entitling a particular class or series of shares to vote as a class or series with respect to such matter.

5. Conversion Rights. The holders of the Series A Preferred Stock shall have conversion rights as follows (the “Conversion Rights”):

(a) Automatic Conversion.

(i) Each of the issued and outstanding shares of Series A Preferred Stock shall be automatically converted into such number of fully paid and non-assessable shares of Class A Common Stock as is determined by dividing the Original Series A Issue Price (as defined below), plus (to the extent the Corporation and such holder jointly elect to include the amount of Accrued Dividends in the conversion) Accrued Dividends, by the Conversion Price (as defined below) in effect at the time of conversion, upon (A) the closing of the sale of shares of Class A Common Stock, at a price per share to the public (before deducting any commissions or other expenses) of at least two times the Original Series A Issue Price (as defined below) (subject to appropriate adjustments in the event of any stock dividend, stock split, combination or other similar recapitalization affecting such shares), in a firm commitment underwritten public offering pursuant to an effective registration statement on Form S-1 (or any such successor form) under the Securities Act of 1933, as amended (the “Act”), underwritten by a nationally recognized and reputable investment bank, resulting in an aggregate proceeds to the Corporation of at least $40,000,000 (a “QPO”), or (B) the date specified in a written contract or agreement of the Preferred Supermajority, or (C) if the shares of Class A Common Stock have a closing price on NASDAQ or any national securities exchange in excess of $24.75 per share for ninety (90) consecutive trading days with an average daily trading volume on such trading days of at least US $8,000,000.

(ii) All holders of record of shares of Series A Preferred Stock then outstanding will be given at least 10 days’ prior written notice of the dated fixed and the place designated for automatic conversion of all such shares of Series A Preferred Stock pursuant to this Section 5(a). Such notice will be sent by first class or registered mail, postage prepaid, to each record holder of Series A Preferred Stock at such holder’s address last shown on the records of the transfer agent for the Series A Preferred Stock (or the records of the Company, if it serves as its own transfer agent).

(b) Optional Right to Convert. Each share of Series A Preferred Stock shall be convertible, at the option of the holder thereof, at any time and from time to time, into such number of fully paid and non-assessable shares of Class A Common Stock as is determined by dividing $11.00 per share of Series A Preferred Stock (the “Original Series A Issue Price”), plus (to the extent the Corporation and such holder jointly elect to include the amount of Accrued Dividends in the conversion) Accrued Dividends, by the Conversion Price (as defined below) in effect at the time of conversion. The Conversion Price at which shares of Class A Common Stock shall be deliverable upon conversion of Series A Preferred Stock without the payment of additional consideration by the holder thereof (the “Conversion Price”) shall initially be the Original Series A Issue Price. Such initial Conversion Price, and the rate at which shares of Series A Preferred Stock may be converted into shares of Class A Common Stock, shall be subject to adjustment as provided below.

In the event of a liquidation of the Corporation, the Conversion Rights shall terminate at the close of business on the first full day preceding the date fixed for the payment of any amounts distributable on liquidation to the holders of Series A Preferred Stock.

(c) Mechanics of Conversion.

(i) In order to convert shares of Series A Preferred Stock into shares of Class A Common Stock in accordance with this Section 5, the holder shall in the event of a conversion pursuant to Subsection

5(a)(i)(B) or Subsection 5(b) (an “Elective Conversion”), (A) provide written notice to the Corporation that such holder elects to convert all or any number of the shares represented by such certificate or certificates and the date of conversion which notice, if notice is provided after February 26, 2014, must be received by the Corporation at least sixty (60) days prior to the date selected by the holder for conversion (the “Conversion Notice”), (B) surrender the certificate or certificates for such shares of Series A Preferred Stock at the office of the transfer agent (or at the principal office of the Corporation if the Corporation serves as its own transfer agent), and (C) state in writing such holder’s name or the names of the nominees in which such holder wishes the certificate or certificates for shares of Class A Common Stock to be issued. If required by the Corporation, certificates surrendered for conversion shall be endorsed or accompanied by a written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or his or its attorney duly authorized in writing. The conversion date shall be the date for conversion specified in the Conversion Notice in the case of an Elective Conversion or in any other case on the date of the occurrence of the event (other than an Elective Conversion) giving rise to conversion. The Corporation shall, as soon as practicable after the conversion date and upon surrender of the certificates representing the shares so converted, issue and deliver to such holder, or to his nominees, a certificate or certificates for the number of shares of Class A Common Stock to which such holder shall be entitled, together with cash in lieu of any fraction of a share of Class A Common Stock and, except as provided in Section 2(c), cash in the amount of any Accrued Dividends (through the date one day prior to the date the shares of Series A Preferred Stock were converted) payable in respect of the shares of Series A Preferred Stock converted pursuant to this Section 5.

(ii) The Corporation shall at all times during which the Series A Preferred Stock shall be outstanding, reserve and keep available out of its authorized but unissued stock, for the purpose of effecting the conversion of the Series A Preferred Stock, such number of its duly authorized shares of Class A Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding Series A Preferred Stock (including any Accrued Dividends). Before taking any action which would cause an adjustment reducing the Conversion Price below the then par value of the shares of Class A Common Stock issuable upon conversion of the Series A Preferred Stock, the Corporation will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Corporation may validly and legally issue fully paid and non-assessable shares of Class A Common Stock at such adjusted Conversion Price.

(iii) All shares of Series A Preferred Stock which shall have been surrendered for conversion as herein provided shall no longer be deemed to be outstanding and all rights with respect to such shares shall immediately cease and terminate on the applicable conversion date, except only the right of the holders thereof to receive shares of Class A Common Stock in exchange therefor. Any shares of Series A Preferred Stock so converted shall be retired and cancelled and shall not be reissued, and the Corporation may from time to time take such appropriate action as may be necessary to reduce the number of shares of authorized Series A Preferred Stock accordingly.

(iv) If the conversion is in connection with an underwritten offer of securities registered pursuant to the Act, the conversion may at the option of any holder tendering Series A Preferred Stock for conversion be conditioned upon the closing with the underwriter of the sale of securities pursuant to such offering, in which event the person(s) entitled to receive the Class A Common Stock issuable upon such conversion of the Series A Preferred Stock shall not be deemed to have converted such Series A Preferred Stock until immediately prior to the closing of the sale of securities.

(d) Conversion Price Adjustments of Series A Preferred Stock for Certain Dilutive Issuances, Splits and Combinations.

(i) The Conversion Price of the Series A Preferred Stock, as applicable, shall be subject to adjustment from time to time as follows:

(A) If the Corporation shall issue, after the date upon which any shares of Series A Preferred Stock were first issued (the “Purchase Date”), any Additional Stock (as defined below) without consideration or for a consideration per share less than the Conversion Price for Series A Preferred Stock in effect immediately prior to the issuance of such Additional Stock, the Conversion Price for such Series A Preferred Stock in effect immediately prior to each such issuance shall forthwith (except as otherwise provided in this clause (i)) be adjusted to a price determined by multiplying such Conversion Price by a fraction, the numerator of which shall be the number of shares of Class A Common Stock outstanding immediately prior to such issuance (including shares of Class A Common Stock deemed to be issued pursuant to subsection 5(d)(i)(E)(1) or (2)) plus the number of shares of Class A Common Stock that the aggregate consideration received by the Corporation for such issuance would purchase at such Conversion Price; and the denominator of which shall be the number of shares of Class A Common Stock outstanding immediately prior to such issuance (including shares of Class A Common Stock deemed to be issued pursuant to subsection 5(d)(i)(E)(1) or (2)) plus the number of shares of such Additional Stock; provided, however, for purposes of such calculation (1) it shall not include any additional shares of Class A Common Stock issuable with respect to shares of Preferred Stock, convertible securities, or exercisable options, warrants or other rights for the purchase of shares of stock or convertible securities, solely as a result of the adjustment of such Series A Conversion Price (or other conversion ratios) resulting from the issuance of Additional Stock causing such adjustment and (2) the grant, issue or sale of Additional Stock consisting of the same class of security, and warrants to purchase such security and notes convertible into such security, issued or issuable at the same price at two or more closings within a six month period shall be aggregated and shall be treated as one sale of Additional Stock occurring on the earliest date on which such securities were granted, issued or sold.

(B) No adjustment of the Conversion Price for the Series A Preferred Stock shall be made in an amount less than one cent per share, provided that any adjustments that are not required to be made by reason of this sentence shall be carried forward and shall be either taken into account in any subsequent adjustment made prior to three (3) years from the date of the event giving rise to the adjustment being carried forward, or shall be made at the end of three (3) years from the date of the event giving rise to the adjustment being carried forward. Except to the limited extent provided for in subsections (E)(3) and (E)(4), no adjustment of such Conversion Price pursuant to this subsection 5(d)(i) shall have the effect of increasing the Conversion Price above the Conversion Price in effect immediately prior to such adjustment.

(C) In the case of the issuance of Class A Common Stock for cash, the consideration shall be deemed to be the amount of cash paid therefor before deducting any discounts, commissions or other expenses allowed, paid or incurred by the Corporation for any underwriting or otherwise in connection with the issuance and sale thereof.

(D) In the case of the issuance of the Class A Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair value thereof as determined in good faith by the Board of Directors irrespective of any accounting treatment, taking into consideration the relevant terms of any underlying transaction documents.

(E) In the case of the issuance (whether before, on or after the applicable Purchase Date) of options to purchase or rights to subscribe for Class A Common Stock, securities by their terms convertible into or exchangeable for Class A Common Stock or options to purchase or rights to subscribe for such convertible or exchangeable securities, the following provisions shall apply for all purposes of this subsection 5(d)(i) and subsection 5(d)(ii):

(1) The aggregate maximum number of shares of Class A Common Stock deliverable upon exercise (assuming the satisfaction of any conditions to exercisability, including without limitation, the passage of time, but without taking into account potential antidilution adjustments) of such options to purchase or rights to subscribe for Class A Common Stock shall be deemed to have been issued at the time such options or rights were issued and for a consideration equal to the consideration (determined in the manner provided in subsections 5(d)(i)(C) and (d)(i)(D)), if any, received by the Corporation upon the issuance of such options or rights plus the minimum exercise price provided in such options or rights (without taking into account potential antidilution adjustments) for the Class A Common Stock covered thereby.

(2) The aggregate maximum number of shares of Class A Common Stock deliverable upon conversion of, or in exchange (assuming the satisfaction of any conditions to convertibility or exchangeability, including, without limitation, the passage of time, but without taking into account potential antidilution adjustments) for, any such convertible or exchangeable securities or upon the exercise of options to purchase or rights to subscribe for such convertible or exchangeable securities and subsequent conversion or exchange thereof shall be deemed to have been issued at the time such securities were issued or such options or rights were issued and for a consideration equal to the consideration, if any, received by the Corporation for any such securities and related options or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the minimum additional consideration, if any, to be received by the Corporation (without taking into account potential antidilution adjustments) upon the conversion or exchange of such securities or the exercise of any related options or rights (the consideration in each case to be determined in the manner provided in subsections 5(d)(i)(C) and (d)(i)(D)).

(3) In the event of any change in the number of shares of Class A Common Stock deliverable or in the consideration payable to the Corporation upon exercise of such options or rights or upon conversion of or in exchange for such convertible or exchangeable securities, including, but not limited to, a change resulting from the antidilution provisions thereof, the Conversion Price of the Series A Preferred Stock to the extent in any way affected by or computed using such options, rights or securities, shall be recomputed to reflect such change, but no further adjustment shall be made for the actual issuance of Class A Common Stock or any payment of such consideration upon the exercise of any such options or rights or the conversion or exchange of such securities.

(4) Upon the expiration of any such options or rights, the termination of any such rights to convert or exchange or the expiration of any options or rights related to such convertible or exchangeable securities, the Conversion Price of the Series A Preferred Stock, to the extent in any way affected by or computed using such options, rights or securities or options or rights related to such securities shall be recomputed to reflect the issuance of only the number of shares of Class A Common Stock (and convertible or exchangeable securities that remain in effect) actually issuable upon the exercise of such options or rights, upon the conversion or exchange of such securities or upon the exercise of the options or rights related to such securities.

(5) The number of shares of Class A Common Stock deemed issued and the consideration deemed paid therefor pursuant to subsections 5(d)(i)(E)(1) and (2) shall be appropriately adjusted to reflect any change, termination or expiration of the type described in either subsection 5(d)(i)(E)(3) or (4).

(ii) “Additional Stock” shall mean any shares of capital stock issued (or deemed to have been issued pursuant to subsection 5(d)(i)(E)) by the Corporation after the Purchase Date other than:

(A) Class A Common Stock or Old Common Stock issued pursuant to a transaction described in subsection 5(d)(iii) hereof;

(B) shares of Class A Common Stock or Old Common Stock issuable or issued to employees, consultants, directors, officers, advisors or vendors (if in transactions with primarily non-financing purposes) of the Corporation or directors of West Central Cooperative, directly or pursuant to a stock option plan, stock purchase or restricted stock plan, or other arrangement or agreement approved by the Board of Directors of the Corporation, in an aggregate amount not to exceed 5,400,000 shares (as adjusted for the stock combination referred to in Section A of this Article IV and any further stock dividends, combinations or splits with respect to shares of Class A Common Stock);

(C) shares of Class A Common Stock or Old Common Stock issued, issuable or deemed to have been issued by the Corporation upon conversion of Preferred Stock;

(D) shares of Common Stock issued or issuable (I) in a public offering before or in connection with which all outstanding shares of Series A Preferred Stock will be converted pursuant to Section 5(a) or (II) upon exercise of warrants or rights granted to underwriters in connection with such a public offering;

(E) shares of Class A Common Stock or Old Common Stock issued, issuable or deemed to have been issued in connection with the acquisition by the Corporation of the stock or assets of another corporation, partnership or other entity, provided that such issuances are first approved by the Board of Directors and for purposes other than primarily equity financing for the Corporation; and

(F) shares of Class A Common Stock or Old Common Stock issued, issuable or deemed to have been issued to a vendor, lender or equipment lessor or in connection with strategic or licensing transactions, joint ventures or similar transactions, provided that such issuances are first approved by the Board of Directors (including the affirmative approval of a majority of the directors designated by NGP, Westway and Bunge and the affirmative approval of the director designated by the USBG Group as provided in the Stockholder Agreement dated on or about February 26, 2010 by and between the Corporation and certain of its stockholders, as amended);

(G) the issuance up to 1,313,359 shares of Class A Common Stock or Old Common Stock (as adjusted for the stock combination referred to in Section A of this Article IV and any further stock dividends, combinations or splits with respect to shares of Class A Common Stock) upon the exercise of warrants outstanding as of February 26, 2010 at the exercise prices specified therein (subject to anti-dilution adjustments provided therein); and

(H) shares of Class A Common Stock or Old Common Stock issued, issuable or deemed to have been issued in connection with any borrowings by the Corporation, direct or indirect, from financial institutions, whether or not presently authorized, including any type of loan or payment evidenced by any type of debt instrument, provided that such issuances are approved by the Board of Directors (including the affirmative approval of a majority of the directors designated by NGP, Westway and Bunge and the affirmative approval of the director designated by the USBG Group as provided in the Stockholder Agreement dated on or about February 26, 2010 by and between the Corporation and certain of its stockholders, as amended).

(iii) In the event the Corporation should at any time or from time to time after a Purchase Date fix a record date for the effectuation of a split or subdivision of the outstanding shares of Class A Common Stock or Old Common Stock or the determination of holders of Class A Common Stock or Old Common Stock entitled to receive a dividend or other distribution payable in additional shares of Class A Common Stock or Old Common Stock or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Class A Common Stock or Old Common Stock (hereinafter referred to as “Class A Common Stock Equivalents”) without payment of any consideration by such holder for the additional shares of Class A Common Stock or Old Common Stock or the Class A Common Stock Equivalents (including the additional shares of Class A Common Stock or Old Common Stock issuable upon conversion or exercise thereof), then, as of such record date (or the date of such dividend distribution, split or subdivision if no record date is fixed), the Conversion Price of the Series A Preferred Stock shall be appropriately decreased so that the number of shares of Class A Common Stock issuable on conversion of each share of such series shall be increased in proportion to such increase of the aggregate of shares of Class A Common Stock or Old Common Stock outstanding and those issuable with respect to such Class A Common Stock Equivalents with the number of shares issuable with respect to Class A Common Stock Equivalents determined from time to time in the manner provided for deemed issuances in subsection 5(d)(i)(E).

(iv) If the number of shares of Class A Common Stock or Old Common Stock outstanding at any time after a Purchase Date is decreased by a combination of the outstanding shares of Class A Common Stock, then, following the record date of such combination, the Conversion Price for the Series A Preferred Stock

shall be appropriately increased so that the number of shares of Class A Common Stock issuable on conversion of each share of such series shall be decreased in proportion to such decrease in outstanding shares.

(e) Other Distributions. In the event the Corporation shall declare a distribution payable in securities of other persons, evidences of indebtedness issued by the Corporation or other persons, assets (excluding cash dividends) or options or rights not referred to in subsection 5(d)(iii), then, in each such case for the purpose of this subsection 5(e), the holders of the Series A Preferred Stock shall be entitled to a proportionate share of any such distribution as though they were the holders of the number of shares of Class A Common Stock of the Corporation into which their shares of Preferred Stock are convertible as of the record date fixed for the determination of the holders of Class A Common Stock of the Corporation entitled to receive such distribution.

(f) Recapitalizations. If at any time or from time to time there shall be a recapitalization of the Class A Common Stock (other than a subdivision, combination or merger or sale of assets transaction provided for elsewhere in this Section 5 or Section 3) provision shall be made so that the holders of the Series A Preferred Stock shall thereafter be entitled to receive upon conversion of such Preferred Stock the number of shares of stock or other securities or property of the Corporation or otherwise, to which a holder of Class A Common Stock deliverable upon conversion would have been entitled on such recapitalization. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 5 with respect to the rights of the holders of such Preferred Stock after the recapitalization to the end that the provisions of this Section 5 (including adjustment of the Conversion Price then in effect and the number of shares purchasable upon conversion of such Preferred Stock) shall be applicable after that event as nearly equivalent as may be practicable.

(g) No Impairment. The Corporation will not, by amendment of its Certificate of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Section 5 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Series A Preferred Stock against impairment.

(h) No Fractional Shares and Certificate as to Adjustments.

(i) No fractional shares shall be issued upon the conversion of any share or shares of the Series A Preferred Stock, and the number of shares of Class A Common Stock to be issued shall be rounded to the nearest whole share (with one-half being rounded upward). The calculation of the number of shares to be issued shall be determined on the basis of the total number of shares of Series A Preferred Stock the holder is at the time converting into Common Stock and the number of shares of Class A Common Stock issuable upon such aggregate conversion.

(ii) Upon the occurrence of each adjustment or readjustment of the Conversion Price of Series A Preferred Stock pursuant to this Section 5, the Corporation, at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of such series of Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of Series A Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (A) such adjustment and readjustment, (B) the Conversion Price and (C) the number of shares of Class A Common Stock and the amount, if any, of other property that at the time would be received upon the conversion of a share of Series A Preferred Stock.

(i) Notices of Record Date. In the event of any taking by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, the Corporation shall mail to each holder of Series A Preferred Stock, at least ten (10) business days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.

(j) Reservation of Stock Issuable Upon Conversion. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Class A Common Stock, solely for the purpose of effecting the conversion of the shares of the Series A Preferred Stock, such number of its shares of Class A Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Series A Preferred Stock; and if at any time the number of authorized but unissued shares of Class A Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of Series A Preferred Stock, in addition to such other remedies as shall be available to the holder of Series A Preferred Stock, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Class A Common Stock to such number of shares as shall be sufficient for such purposes, including, without limitation, engaging in best efforts to obtain the requisite stockholder approval of any necessary amendment to the Certificate of Incorporation, and shall not, until such action is taken to increase the authorized but unissued shares of Class A Common Stock to such number of shares as shall be sufficient for such purpose, issue any shares of Class A Common Stock.

(k) Notices. Any notice required by the provisions of this Section 5 to be given to the holders of shares of Series A Preferred Stock shall be deemed given if deposited in the United States mail, postage prepaid, and addressed to each holder of record at his address appearing on the books of the Corporation or by electronic transmission in the manner permitted by the General Corporation Law of the State of Delaware.

(l) Waiver of Adjustment of Conversion Price. Notwithstanding anything herein to the contrary, any downward adjustment of the Conversion Price of the Series A Preferred Stock may be waived by the consent or vote of the holders of the majority of the outstanding shares of such series either before or after the issuance causing the adjustment.

6. Redemption of the Preferred Stock.

(a) At any time and from time to time on or after February 26, 2014, the Preferred Supermajority may require, by providing written notice thereof to the Corporation (a “Redemption Election”), that all or part of the issued and outstanding shares of Series A Preferred Stock be redeemed by the Corporation out of funds lawfully available therefor; provided, however, that any such redemptions shall be for an aggregate Redemption Price, as defined below, of at least $5,000,000. Within fourteen (14) days following the receipt by the Corporation of a Redemption Election, the Corporation shall provide written notice to all holders of Series A Preferred Stock of the Redemption Election (a “Redemption Notice”) which shall set forth the date of such redemption (the “Redemption Date”) and shall allow all other holders of Series A Preferred Stock the opportunity to participate in the redemption transaction by providing written notice to the Corporation (an “Election Notice”) within ten (10) days following the receipt of the Redemption Notice of such holder’s election to participate and the number and series of shares held by such holder to be redeemed by the Corporation. The Redemption Date shall be determined by the Corporation and shall be (i) a date not less than forty-five (45) days and not more than one hundred and eighty (180) days after the date of the Redemption Notice (a “Standard Redemption Date”), or (ii) a date that is more than one hundred and eighty (180) days after the date of the Redemption Election but prior to the date which is eighteen months following such date (a “Delayed Redemption Date”). On the applicable Redemption Date, concurrently with surrender by the holders of the certificates representing such shares to be redeemed, the Corporation shall, to the extent it may lawfully do so, redeem all issued and outstanding shares of Series A Preferred Stock to be redeemed by paying an amount per share therefor equal to (i) in the event such redemption occurs on a Standard Redemption Date, the greater of (A) the Fair Market Value (as defined in Section 6(d) below) per share of Series A Preferred Stock, as of the date of the Redemption Election or (B) the Series A Accreted Value; or (ii) in the event such redemption occurs on a

Delayed Redemption Date, the greater of (x) the Fair Market Value per share of Series A Preferred Stock, as of the date which is sixty (60) days prior to the Delayed Redemption Date, or (y) the Series A Accreted Value, (in each case, the “Redemption Price”). Each holder of Series A Preferred Stock to be redeemed shall surrender to the Corporation the certificate or certificates representing such shares, in the manner and at the place designated in the Redemption Notice, and thereupon the applicable Redemption Price of such shares shall be payable to the order of the person whose name appears on such certificate or certificates as the owner thereof and each surrendered certificate shall be cancelled. In the event less than all the shares represented by any such certificate are redeemed, a new certificate shall be issued representing the unredeemed shares. If the Corporation does not have sufficient funds legally available to redeem on any Redemption Date all shares of Preferred Stock to be redeemed on such Redemption Date, (i) the Corporation shall redeem a pro rata portion of each holder’s redeemable shares of Preferred Stock out of funds legally available therefor, based on the respective amounts which would otherwise be payable in respect of the shares to be redeemed if the legally available funds were sufficient to redeem all such shares, and shall redeem the remaining shares to have been redeemed as soon as practicable after the Corporation has funds legally available therefore, and (ii) the Corporation shall use commercially reasonable efforts to obtain sufficient legally available funds in order to effectuate the complete redemption of all shares of Preferred Stock to be redeemed on the Redemption Date as soon as practicable after the Redemption Date.

(b) In the event the Corporation sets a Delayed Redemption Date, upon written notice to the Corporation not less than thirty (30) days prior to the Delayed Redemption Date, each holder of shares of Series A Preferred Stock electing to redeem shares pursuant to an Election Notice shall have the right, by written notice to the Corporation, to revoke their election to have such shares redeemed.

(c) From and after a Redemption Date, all rights of the holders of the shares of Series A Preferred Stock designated for redemption as holders of Series A Preferred Stock (except the right to receive the Redemption Price, without interest, upon surrender of their certificate or certificates) shall cease with respect to such shares, and such shares shall not thereafter be transferred on the books of the Corporation or be deemed to be outstanding for any purpose whatsoever. The shares of Series A Preferred Stock covered by an Election Notice but not redeemed due to the Corporation’s having insufficient funds legally available for redemption thereof shall remain outstanding and entitled to all the rights and preferences provided herein until redeemed as provided in Section 7(a) above.

(d) For purposes of calculating the Redemption Price, the “Fair Market Value” per share of Series A Preferred Stock, shall be determined in good faith by the Board of Directors (other than those directors affiliated with or nominated by any holder of Series A Preferred Stock that has submitted an Election Notice) as of the applicable date and in making such determination it shall not give consideration to any discount related to shares representing minority interest or related to any illiquidity or lack of marketability of shares arising from restrictions on transfer under applicable federal or state securities laws, but shall take into consideration the rights and preferences of the Series A Preferred Stock. If the holders of a majority of the Series A Preferred Stock to be redeemed disagree with such determination of Fair Market Value, such holders shall provide written notice to the Corporation thereof (a “Value Dispute”) and the Fair Market Value per share of the Series A Preferred Stock, shall be determined by the following procedures. Each of the Corporation, on the one hand, and the holders of Series A Preferred Stock submitting the Value Dispute, on the other hand, shall appoint an independent appraiser, each of whom shall independently determine the Fair Market Value per share of Series A Preferred Stock (the “Appraised Values”). If the higher of the Appraised Values is not more than 25% higher than the lower of the Appraised Values, then the Fair Market Value per share will be the average of the two Appraised Values. If the higher of the Appraised Values is more than 25% higher than the lower of the Appraised Values, then the parties shall appoint a third independent appraiser who shall, within thirty (30) days following receipt of the Appraised Values, select one of the two Appraised Values as the Fair Market Value per share which is closest to the Fair Market Value per share determined by such third party appraiser (the “Third Party Determination”). The Third Party Determination shall be binding on and non-appealable by the Corporation and the holders of the shares of Series A Preferred Stock to be redeemed. Following the receipt of the Third Party Determination, the

Redemption Date shall be deemed to be the date which is ten (10) days thereafter. All costs of the appraisers pursuant to this Section 6(d) shall be split equally by the Corporation on the one hand and the holders of Series A Preferred Stock to be redeemed on the other hand.

7. Special Conversion and Mandatory Redemption In Connection with Designated Public Offering.

(a) Immediately prior to the closing of the Designated Public Offering (the “Special Conversion/Redemption Date”), each share of the Series A Preferred Stock shall be converted into (i) (A) if such closing occurs on or before March 31, 2012, such number of fully paid and non-assessable shares of Class A Common Stock as is equal to 18,817,513 shares (as adjusted for the stock combination referred to in Section A of this Article IV and any further stock dividends, combinations or splits with respect to shares of Class A Common Stock) divided by the number of issued and outstanding shares of Series A Preferred Stock immediately prior to the Special Conversion/Redemption Date or (B) if the Designated Public Offering is closed on or after April 1, 2012 and on or before June 30, 2012, such number of fully paid and non-assessable shares of Class A Common Stock as is equal to 20,566,731 shares (as adjusted for the stock combination referred to in Section A of this Article IV and any further stock dividends, combinations or splits with respect to shares of Class A Common Stock) divided by the number of issued and outstanding shares of Series A Preferred Stock immediately prior to the Special Conversion/Redemption Date, and (ii) such number of fully paid and non-assessable shares of Series B Preferred Stock as is equal to 2,600,000 shares divided by the number of issued and outstanding shares of Series A Preferred Stock immediately prior to the Special Conversion/Redemption Date and (iii) the right to receive such number of fully paid and non-assessable shares of Series B Preferred Stock (a “Greenshoe Share Payment”) as is equal to (A) $10,000,000 minus the Greenshoe Excess Proceeds (as defined in Section E below), if any, rounded down to the nearest multiple of 25, divided by 25, divided by (B) the number of issued and outstanding shares of Series A Preferred Stock immediately prior to the Special Conversion/Redemption Date, and upon such conversion such former holder of Series A Preferred Stock shall also be entitled to receive in the event of a Greenshoe Exercise, in respect of each such share of Series A Preferred Stock, a cash payment (a “Greenshoe Cash Payment”) equal to the Greenshoe Amount (as defined in Section E below) divided by the number of issued and outstanding shares of Series A Preferred Stock immediately prior to the Special Conversion/Redemption Date (rounded down to the nearest one cent), which shall be deemed payable to such holder as a redemption of such share of Series A Preferred Stock out of funds legally available therefor. Greenshoe Share Payments and Greenshoe Cash Payments, if any, shall be paid within 15 days after the earlier of (x) the date of closing with respect to the exercise of the IPO Over-Allotment Option (as defined in Section E below) and (y) the Greenshoe Expiration Date (as defined in Section E below), to the persons in whose names the shares of Series A Preferred Stock were registered immediately prior to the closing of the Designated Public Offering, and the right of a former holder of Series A Preferred Stock to receive a Greenshoe Share Payment and a Greenshoe Cash Payment under the aforementioned conditions shall not be transferable or assignable except by operation of law. No fractional share of Class A Common Stock or Series B Preferred Stock shall be issued upon any conversion of Series A Preferred Stock pursuant to this Section 7. All shares of Class A Common Stock and Series B Preferred Stock issuable to a holder upon such conversion shall be aggregated for purposes of determining whether such conversion would result in the issuance of a fractional share to such holder. If, after such aggregation, such conversion would result in the issuance of a fraction of a share of Class A Common Stock or Series B Preferred Stock, the Corporation shall, in lieu of issuing any fractional share, pay the holder otherwise entitled to such fraction a sum in cash equal to, in the case of Class A Common Stock, the fraction multiplied by the price per share at which the Common Stock is sold to the public in the Designated Public Offering and, in the case of Series B Preferred Stock, the fraction multiplied by $25. If a holder of Series A Preferred Stock is party (directly or through an authorized representative) to an underwriting agreement pursuant to which such holder has agreed to sell shares of Common Stock in the Designated Public Offering, then upon the written request of the holder delivered to the Corporation prior to the closing of the Designated Public Offering, such holder’s shares of Class A Common Stock issued upon conversion as provided above in this Section 7 shall be further converted into shares of Common Stock, on the basis of one share of Common Stock for each share of Class A Common Stock, with respect to only such number of shares of Class A Common Stock held by such holder necessary (but only to the extent necessary) to fulfill such holder’s obligations under such underwriting agreement. No Accrued Dividends shall be paid or payable in connection with the conversion and redemption of the Series A Preferred Stock pursuant to this Section 7. Notwithstanding the foregoing, no such conversion and redemption of the Series A Preferred Stock shall occur unless the Corporation has legally available funds to effectuate the complete redemption of all shares of Series A Preferred Stock. For the avoidance of doubt, it is understood that the provisions of Section 5 with respect to the rate of conversion of Series A Preferred Stock are inapplicable to a conversion of the Series A Preferred Stock pursuant to this Section 7 and the provisions of this Section 7 shall govern the rights of a holder of Series A Preferred Stock upon the conversion and redemption of the Series A Preferred Stock pursuant to this Section 7.

(b) On or after the Special Conversion/Redemption Date, each holder of Series A Preferred Stock shall surrender to the Corporation the certificate or certificates representing such shares in the manner and at the place designated by written notice from the Corporation and thereupon the consideration described in subsection (a) above shall be delivered to the person whose name appears on such certificate or certificates as the owner thereof (it being understood that any Greenshoe Share Payment and Greenshoe Cash Payment would be delivered only under the conditions provided for in subsection (a) above) and each surrendered certificate shall be cancelled; provided that the shares of Series A Preferred Stock shall be deemed cancelled and shall cease to be outstanding upon the Special Conversion/Redemption Date and all rights with respect to such shares shall immediately cease and terminate, except only the right of the holders thereof to receive certificates evidencing the consideration set forth in subsection (a) above (and, if applicable, to receive the Greenshoe Share Payment and Greenshoe Cash Payment if the conditions for such payments are met as set forth in subsection (a) above).

(c) The Corporation shall at all times during which the Series A Preferred Stock shall be outstanding, reserve and keep available out of its authorized but unissued stock, for the purpose of effecting the conversion of the Series A Preferred Stock pursuant to this Section 7, such number of its duly authorized shares of Class A Common Stock and Series B Preferred Stock as shall from time to time be sufficient to effect the conversion of all outstanding Series A Preferred Stock.

8. Sinking Fund. There shall be no sinking fund for the payment of dividends, or liquidation preferences on the Series A Preferred Stock or the redemption of any shares thereof.

9. Amendment. The rights, preferences and privileges of the Series A Preferred Stock set forth in Section D of this Article IV may be amended by vote of the Board of Directors of the Corporation and the written consent of the Preferred Supermajority; provided, however, that nothing in this Section 9 shall be deemed to alter any statutory provision entitling a particular class or series of shares to vote as a class or series with respect to such amendment; provided further, however, any such amendment that would have a material adverse effect on the rights of a particular holder of shares of Preferred Stock provided in this Section D of this Article IV, but would not have a similar material adverse effect on all holders of Preferred Stock generally, shall require the consent of such materially adversely affected holder.

E. Definitions.

The following terms, where capitalized in Sections A, B, C and D of Article IV of this Restated Certificate, shall have the meanings ascribed to them below.

“Designated Public Offering” means the first sale by the Corporation of shares of Common Stock in a firm commitment underwritten public offering pursuant to an effective registration statement on Form S-1 (or any successor form) under the Act, which sale of shares is completed on or prior to June 30, 2012 and is not a QPO (as defined in Section D.5(a)(i) of this Article IV).

“Final Conversion Date” means 5:00 p.m. in New York City, New York on the expiration date of the underwriters’ lock-up period (including any extension of such lock-up period in accordance with the terms thereof) in connection with the Designated Public Offering as provided for in the underwriting agreement among the Corporation, any selling stockholders named therein and the underwriters with respect to the Designated Public Offering.

“Greenshoe Amount” means an amount equal to the lesser of (a) the Greenshoe Net Proceeds, and (b) $15,000,000.

“Greenshoe Excess Proceeds” means an amount equal to the excess, if any, of (a) the lesser of (i) the Greenshoe Net Proceeds and (ii) $15,000,000, over (b) $5,000,000.

“Greenshoe Exercise” means an exercise by the underwriters of the Designated Public Offering of the IPO Over-Allotment Option pursuant to which the Company sells shares of Common Stock.

“Greenshoe Expiration Date” means the date when the IPO Over-Allotment Option expires and can no longer be exercised by the underwriters.

“Greenshoe Net Proceeds” means the net proceeds to the Company from the Greenshoe Exercise (calculated by multiplying the number of shares of Common Stock sold by the Company pursuant to such Greenshoe Exercise by the purchase price paid by the underwriters for such shares to the Company pursuant to the underwriting agreement for the Designated Public Offering).

“IPO Over-Allotment Option” means the over-allotment option to purchase shares of Common Stock granted by the Company to the underwriters for the Designated Public Offering pursuant to the underwriting agreement among the Company, any selling stockholders and such underwriters.

“Rights” means any option, warrant, conversion right or contractual right of any kind to acquire shares of the Corporation’s Class A Common Stock or Common Stock, as the case may be.

F. Rights, Preferences, Powers, Restrictions and Limitations of the Series B Preferred Stock. The Series B Preferred Stock shall have such voting powers, preferences and relative, participating, optional or other special rights and qualifications, limitations and restrictions thereof, as follows:

1. Certain Definitions. As used in this Section F, the following terms shall have the meanings defined in this Section F.1. Except as the context otherwise requires, all references within this Section F to Section numbers shall be to Sections within this Section F.

“Adjustment Event” has the meaning specified in Section 8(e)(xi).

“Affiliate” of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, “control”, when used with respect to any specified Person means the power to direct or cause the direction of the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Agent Members” has the meaning specified in Section 10(a)(iii).

“Aggregate Net Proceeds” has the meaning specified in Section 7(f).

“As Converted Dividend Amount” has the meaning specified in Section 3(d).

“As Converted Liquidation Amount” has the meaning specified in Section 5(d).

“Automatic Conversion” has the meaning specified in Section 8(k)(i).

“Automatic Conversion Date” has the meaning specified in Section 8(k)(iii).

“Automatic Conversion Notice” has the meaning specified in Section 8(k)(iii).

“Available Net Proceeds” has the meaning specified in Section 7(f).

“Board of Directors” means the Board of Directors of the Corporation or a duly authorized committee thereof.

“Business Day” means any day except a Saturday, Sunday or legal holiday on which banking institutions in The City of New York are authorized or obligated by law, regulation or executive order to close.

“Capital Stock” means, with respect to any Person, any and all shares, interests, participations or other equivalents (however designated) in equity of such Person, including, without limitation, all Common Stock, but excluding debt securities convertible into such equity.

“Cash Financing Offer” has the meaning specified in Section 7(f).

“Certificated Series B Preferred Stock” has the meaning specified in Section 10(a)(i).

“Change of Control Transaction” means, with respect to the Corporation, the consolidation or merger of the Corporation with or into any other entity, pursuant to which the Common Stock would be converted into or exchanged for Capital Stock of a Person other than the Corporation, other securities, other property or assets; provided, however, that such a consolidation or merger pursuant to which holders of the Corporation’s Capital Stock entitled to vote generally in elections of directors immediately prior to such transaction have the right to exercise, directly or indirectly, 50% or more of the total voting power of all classes of the Capital Stock of the continuing or surviving Person (or any parent thereof) entitled to vote generally in elections of directors of the continuing or surviving Person (or any parent thereof) immediately after giving effect to such transaction shall not be a Change of Control Transaction.

“Class A Common Stock” means, subject to the provisions of Section 8(f), shares of the class designated as Class A Common Stock pursuant to this Restated Certificate or shares of any class or classes resulting from any reclassification or reclassifications thereof and that have no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation and that are not subject to redemption by the Corporation.

“Close of Business” means 5:00 p.m. New York City time.

“Closing Sale Price” of the shares of Common Stock or other equity securities on any date means the closing sale price per share (or, if no closing sale price is reported, the average of the closing bid and ask prices or, if more than one in either case, the average of the average closing bid and the average closing ask prices) on such date as reported in composite transactions for the principal United States securities exchange on which shares of Common Stock or other equity securities are traded or, if the shares of Common Stock or other equity securities are not listed on a United States national or regional securities exchange, as reported by OTC Markets Group Inc. or similar organization. In the absence of such quotations, the Corporation shall be entitled to determine the Closing Sale Price on the basis it considers appropriate. The Closing Sale Price shall be determined without reference to extended or after hours trading.

“Commission” means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the date of this Restated Certificate such Commission is not existing, then the body performing such duties at such time.

“Common Stock” means any stock of any class of the Corporation that has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation and that is not subject to redemption by the Corporation; provided, however, that references to Common Stock in this Section F shall be deemed to exclude any outstanding shares of Class A Common Stock. Subject to the provisions of Section 8(f), however, shares issuable on conversion of Series B Preferred Stock shall include only shares of the class designated as Common Stock pursuant to this Restated Certificate or shares of any class or classes resulting from any reclassification or reclassifications thereof and that have no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation and that are not subject to redemption by the Corporation; provided that if at any time there shall be more than one such resulting class, the shares of each such class then issuable on conversion of Series B Preferred Stock shall be substantially in the proportion that the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of all such classes resulting from all such reclassifications.

“Conversion Agent” has the meaning specified in Section 12.

“Conversion Date” has the meaning specified in Section 8(b).

“Conversion Price” as of any date shall equal $25.00 divided by the Conversion Rate as of such date.

“Conversion Rate” has the meaning specified in Section 8(d).

“Corporation” has the meaning assigned to it in the preamble to this Restated Certificate, and shall include any successor to such Corporation.

“Current Market Price” has the meaning specified in Section 8(e)(vi).

“Daily VWAP” of the Common Stock, in respect of any Trading Day, means the per-share volume-weighted average price on the principal United States securities exchange on which shares of Common Stock are then traded, as displayed under the heading “Bloomberg VWAP” on the Bloomberg page (or its equivalent successor) relating to such Common Stock in respect of the period from the scheduled open of trading until the scheduled close of trading of the primary trading session on such Trading Day (or if such volume-weighted average price is unavailable, the market value of one share of Common Stock on such Trading Day as determined by the Board of Directors in a commercially reasonable manner, using a volume-weighted average price method) and will be determined without regard to after-hours trading or any other trading outside the regular trading session.

“Deferred Dividend Payment Date” has the meaning specified in Section 3(i).

“Depositary” means, the clearing agency registered under the Exchange Act that is designated to act as the Depositary for the Global Series B Preferred Stock, if any. The Depository Trust Company shall be the initial Depositary, until a successor shall have been appointed and become such pursuant to the applicable provisions of this Restated Certificate, and thereafter, “Depositary” shall mean or include such successor.

“Determination Date” has the meaning specified in Section 8(e)(xi).

“Distributed Property” has the meaning specified in Section 8(e)(iii).

“DGCL” means the General Corporation Law of the State of Delaware, as in effect from time to time.

“Dividend Daily Price Fraction” has the meaning specified in Section 4(a).

“Dividend Payment Date” means June 30 and December 30 of each year, beginning on the earliest June 30 or December 30, as the case may be, occurring immediately after the Issue Date.

“Dividend Period” means the period beginning on, and including, a Dividend Payment Date and ending on, and excluding, the next immediately succeeding Dividend Payment Date, with the exception that the first Dividend Period shall commence on, and include, the Issue Date and end on, and exclude, the next immediately succeeding Dividend Payment Date.

“Equity Offering” means the sale of Capital Stock by the Corporation where at least 90% of the consideration received by the Corporation for such Capital Stock is cash (other than Capital Stock sold pursuant to an employee stock option, stock purchase or other employee benefit plan, Capital Stock sold pursuant to the exercise of options, warrants or other rights issued or granted pursuant to an employee stock option, stock purchase or other employee benefit plan, Capital Stock sold pursuant to the exercise of warrants or other rights to acquire Capital Stock existing on the Issue Date, and Capital Stock sold to a Subsidiary of the Corporation) and, for avoidance of doubt, shall not include (x) any sale of Common Stock pursuant to the IPO Underwriting Agreement, (y) any sale of debt securities convertible into or exchangeable for Capital Stock or (z) any issuance of Capital Stock in connection with any acquisition of a business or entity (even though cash may be among the assets of such acquired business or entity).

“Equity Offering Net Proceeds” means the aggregate cash proceeds received by the Corporation in respect of any Equity Offering, net of the direct costs relating to such Equity Offering, including, without limitation, legal, accounting, investment banking and other advisor fees, disbursements and expenses, placement or sales agent fees and commissions, sales commissions, initial purchaser or underwriting discounts and commissions, filing fees and all other expenses in connection with the preparation, printing filing, delivering and shipping of any documents relating to the Equity Offering, all expenses in connection with the registration or qualification of the securities sold in the Equity Offering under applicable securities laws, fees and expenses in connection with listing any securities sold in the Equity Offering on a securities exchange, fees and expenses in connection with the preparation, issuance and delivery of the certificates representing the securities sold in the Equity Offering, including any stock or other transfer taxes and any stamp or other duties payable upon the sale, issuance or delivery of such securities, the cost and charges of any transfer agent or registrar for the securities sold in the Equity Offering, the transportation and other expenses incurred by the Corporation in connection with presentations to prospective purchasers in the Equity Offering or any “road show” undertaken in connection with the marketing of the Equity Offering, and any other expenses required to be paid by the Corporation pursuant to any underwriting, purchase, placement or sales agency, securities purchase or similar agreement relating to the sale of securities in an Equity Offering.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, as in effect from time to time.

“Expiration Time” has the meaning specified in Section 8(e)(v).

“Fair Market Value” has the meaning specified in Section 8(e)(vi).

“Global Series B Preferred Stock” has the meaning specified in Section 10(a)(i).

“Holder Redemption Notice” has the meaning specified in Section 7(i)(iii).

“Holders” means the Persons in whose names the shares of Series B Preferred Stock are registered on the stock register for the Series B Preferred Stock, which may be treated by the Corporation, Transfer Agent, Registrar, Paying Agent and Conversion Agent as the absolute owners of the shares of Series B Preferred Stock for the purpose of making payment and settling any conversion and for all other purposes.

“Initial Conversion Price” means 125% of the IPO Price.

“Initial Optional Redemption Date” has the meaning specified in Section 7.

“IPO” means the initial public offering of the Common Stock pursuant to a firm commitment underwriting and in connection with which the Common Stock becomes listed on a United States national or regional securities exchange.

“IPO Price” means the public offering price (price to public) in the IPO, as set forth on the cover page of the final prospectus relating to the IPO.

“IPO Underwriting Agreement” means the underwriting agreement among the Corporation, any selling stockholders and the underwriters for the IPO, pursuant to which the Corporation sells Common Stock in the IPO.

“Issue Date” means the date of original issuance of the Series B Preferred Stock, which shall be the Special Conversion/Redemption Date referred to in Section D of Article IV of this Restated Certificate.

“Junior Stock” has the meaning specified in Section 2(a).

“Liquidation Participation Amount” has the meaning specified in Section 5(d),

“Liquidation Preference” has the meaning specified in Section 5(a).

“Lock-Up Expiration Date” means the expiration date of the underwriters’ lock-up period in connection with the IPO (during which lock-up period the Corporation has agreed, subject to certain exceptions, not to sell or otherwise dispose of shares of Common Stock and which lock-up period may be extended, upon request of the Corporation or the underwriters, to facilitate compliance with FINRA Rule 2711 or NYSE Member Rule 472 or any successor or similar rule or regulation), as provided for in the IPO Underwriting Agreement.

“Make-Whole Payment” has the meaning specified in Section 7(b)(i)

“Measurement Period” has the meaning specified in Section 8(k)(i).

“Offer” means any Cash Financing Offer.

“Offer Amount” has the meaning specified in Section 7(g)(i).

“Offer Period” has the meaning specified in Section 7(g)(iii).

“Offer Price” means, with respect to one share of Series B Preferred Stock, the sum of the Stated Value thereof plus an amount equal to all dividends (whether or not declared) accumulated and unpaid thereon to, but excluding, the Purchase Date, subject to adjustment as provided in Section 7(g)(iv).

“Officer’s Certificate” means a certificate signed by the Chairman of the Board, the Chief Executive Officer, the President, any Vice President (whether or not designated by a number or numbers or word or words added before or after the title “Vice President”), the Chief Financial Officer, the Treasurer, any Assistant Treasurer, the Chief Accounting Officer, the Controller, any Assistant Controller, the Secretary or any Assistant Secretary of the Corporation.

“Open of Business” means 9:00 a.m. New York City time.

“Optional Deferral” has the meaning specified in Section 3(i).

“Optional Deferral Period” has the meaning specified in Section 3(i).

“Optionally Deferred Dividend” has the meaning specified in Section 3(i).

“Outstanding”, when used with reference to the Series B Preferred Stock, means, as of any date of determination, all shares of Series B Preferred Stock outstanding as of such date, except shares of Series B Preferred Stock converted into Common Stock (or for which payment has been given in lieu of fractional shares) pursuant to Section 8 and shares of Series B Preferred Stock deemed not Outstanding pursuant to Section 7; provided, however, that with respect to any Series B Preferred Stock that is to be redeemed, if a notice of redemption has been duly given pursuant to Section 7 and the Paying Agent holds, in accordance with Section 7, money sufficient to pay the Redemption Price for the shares of Series B Preferred Stock to be redeemed, then immediately after the Redemption Date set for such redemption, such shares of Series B Preferred Stock shall cease to be Outstanding; provided further that, in determining whether the Holders of Series B Preferred Stock have given any request, demand, authorization, direction, notice, consent or waiver or taken any other action hereunder, Series B Preferred Stock owned by the Corporation or its Subsidiaries shall be deemed not to be Outstanding, except that, in determining whether the Registrar shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver or other action, only Series B Preferred Stock that the Registrar has actual knowledge of being so owned shall be deemed not to be Outstanding.

“Parity Stock” has the meaning specified in Section 2(b).

“Paying Agent” has the meaning specified in Section 12.

“Person” means a corporation, an association, a partnership, a limited liability company, an individual, a joint venture, a joint stock company, a trust, an unincorporated organization or a government or an agency or a political subdivision thereof.

“Preferred Stock” has the meaning specified in Section A of Article IV of this Restated Certificate.

“Pro Rata Percentage” has the meaning specified in Section 7(g)(i).

“Purchase Date” has the meaning specified in Section 7(g)(iii).

“Purchased Shares” has the meaning specified in Section 8(e)(v).

“Record Date” has the meaning specified in Section 8(e)(vi).

“Regular Record Date,” with respect to any Dividend Payment Date, shall mean the December 15 and June 15 (whether or not such day is a Business Day) immediately preceding the applicable December 30 or June 30 Dividend Payment Date, respectively.

“Redemption Date” means (a) in the case of a redemption pursuant to Sections 7(a), 7(b), 7(h) and 7(j), the date fixed for redemption, and (b) in the case of a redemption pursuant to Section 7(i), June 30, 2015.

“Redemption Price” means, with respect to one share of Series B Preferred Stock, the sum of the Stated Value thereof plus an amount equal to all dividends (whether or not declared) accumulated and unpaid thereon to, but excluding, the Redemption Date, subject to adjustment as provided in Section 7(e).

“Registrar” has the meaning specified in Section 9.

“Restated Certificate” has the meaning specified in Section A of this Article IV, as the same may be amended, modified or restated from time to time.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, as in effect from time to time.

“Senior Stock” has the meaning specified in Section 2(c).

“Spin-Off” has the meaning specified in Section 8(e)(iii).

“Stated Value” means, with respect to one share of Series B Preferred Stock, $25.00.

“Subsidiary” means, with respect to any Person, (i) any corporation, association or other business entity of which more than 50% of the total voting power of shares of capital stock or other equity interest entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other subsidiaries of that Person (or a combination thereof) and (ii) any partnership (a) the sole general partner or managing general partner of which is such Person or a subsidiary of such Person or (b) the only general partners of which are such Person or of one or more subsidiaries of such Person (or any combination thereof).

“Trading Day” means (x) if the applicable security is listed or admitted for trading on The NASDAQ Stock Market, the New York Stock Exchange or another national securities exchange, a day on which The NASDAQ Stock Market, the New York Stock Exchange or another national securities exchange is open for business or (y) if the applicable security is not so listed, admitted for trading or quoted, any day other than a Saturday or Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

“Transfer Agent” has the meaning specified in Section 9.

“Trigger Event” has the meaning specified in Section 8(e)(iii).

“Valuation Period” has the meaning specified in Section 8(e)(iii).

2. Rank. The Series B Preferred Stock shall, with respect to dividend rights and rights upon liquidation, winding-up or dissolution, rank:

(a) senior to the Common Stock, the Class A Common Stock and any other class or series of Capital Stock of the Corporation, the terms of which expressly provide that such class or series ranks junior to the Series B Preferred Stock as to dividend rights and rights on liquidation, winding-up and dissolution of the Corporation (collectively, together with any warrants, rights, calls or options exercisable for or convertible into such Capital Stock, the “Junior Stock”);

(b) on a parity with any class or series of Capital Stock of the Corporation, the terms of which expressly provide that such class or series ranks on a parity with the Series B Preferred Stock as to dividend rights and rights on liquidation, winding-up and dissolution of the Corporation (collectively, together with any warrants, rights, calls or options exercisable for or convertible into such Capital Stock, the “Parity Stock”); and

(c) junior to each class or series of Capital Stock of the Corporation, the terms of which do not expressly provide that such class or series ranks junior to or on a parity with the Series B Preferred Stock as to dividend rights and rights on liquidation, winding up and dissolution of the Corporation (collectively, together with any warrants, rights, calls or options exercisable for or convertible into such Capital Stock, the “Senior Stock”).

3. Dividends.

(a) The Holders of Series B Preferred Stock shall be entitled to receive, when, as and if, declared by the Board of Directors out of funds of the Corporation legally available for the payment of dividends, cumulative dividends at the rate per annum of 4.50% of the Stated Value per share. Such dividends shall be payable in arrears on each Dividend Payment Date, in preference to and in priority over dividends on any Junior Stock but subject to the rights of any holders of Senior Stock or Parity Stock.

(b) Dividends shall be cumulative from the Issue Date or the last Dividend Payment Date for which all then-accumulated dividends were paid, whichever is later, whether or not funds of the Corporation are legally available for the payment of such dividends and whether or not declared by the Board of Directors. The amount of dividends payable for each full Dividend Period for the Series B Preferred Stock shall be computed by dividing the annual dividend rate by two. The amount of dividends payable for the initial Dividend Period, or any other period shorter or longer than a full Dividend Period, on the Series B Preferred Stock shall be appropriately prorated and computed on the basis of a 360-day year consisting of twelve 30-day months. Each such dividend shall be payable on a Dividend Payment Date to the Holders of Series B Preferred Stock, as they appear on the Corporation’s stock register at the Close of Business on a Regular Record Date with respect to such Dividend Payment Date. Accumulations of dividends on shares of Series B Preferred Stock shall not bear interest, and Holders of Series B Preferred Stock shall not be entitled to any dividends, whether payable in cash, property or stock, in excess of cumulative dividends, as herein provided, on the Series B Preferred Stock, except as set forth in Section 3(d) below.

(c) Accumulated and unpaid dividends for any past Dividend Periods may be declared and paid at any time, without reference to any Dividend Payment Date, to Holders of record on a special record date, which shall be not more than 15 calendar days and not less than 10 calendar days preceding the payment date thereof, as may be fixed by the Board of Directors. Notice of the proposed payment of such dividends and such special record date shall be mailed by first class mail to each Holder of Series B Preferred Stock at its last address appearing in the stock register.

(d) Notwithstanding the foregoing, in the event that the product of (i) the dividends declared in respect of one share of the Common Stock during any full Dividend Period and (ii) the number of shares of Common Stock into which one share of Series B Preferred Stock would then be convertible (the “As-Converted Dividend Amount”) exceeds the amount of dividends payable in respect of one share of Series B Preferred Stock for such Dividend Period in accordance with Section 3(b) above, then the amount of dividends payable in respect of one share of Series B Preferred Stock for such Dividend Period shall instead be the As-Converted Dividend Amount.

(e) Accumulated dividends payable upon redemption or upon purchase pursuant to Section 7 will be payable to the Person to whom the Redemption Price or Purchase Price is payable pursuant to such redemption or purchase (unless the Redemption Date or Purchase Date falls after the Close of Business on a Regular Record Date and prior to the Close of Business on the corresponding Dividend Payment Date, in which case the semi-annual dividend payment payable on such Dividend Payment Date shall be payable to the Holders of record of the Series B Preferred Stock at the Close of Business on the such Regular Record Date).

(f) Notwithstanding the foregoing, if any share of Series B Preferred Stock is surrendered for conversion into Common Stock during the period from the Close of Business on the Regular Record Date for any Dividend Payment Date to the Close of Business on the Business Day next preceding such Dividend Payment Date, the Holder of such share at the Close of Business on the Regular Record Date shall receive the dividend payable on such share on the corresponding Dividend Payment Date notwithstanding the conversion. Such share, upon surrender for conversion, shall be accompanied by funds equal to the amount of dividend payable on such share so converted, except as provided in Section 8(b).

(g) Subject to the Corporation’s election made pursuant to Section 4(a), the Corporation shall pay dividends on any shares by check mailed to Holders of Series B Preferred Stock at the addresses of such Holders as they appear in the stock register (or, upon written notice, by wire transfer in immediately available funds, if such a Holder is the registered Holder of in excess of 80,000 shares in the aggregate).

(h) Subject to Section 6(b), no dividend shall be declared or paid, or funds set apart for the payment of any dividend or other distribution upon any shares of Junior Stock or Parity Stock (other than dividends or distributions payable solely in shares of Common Stock or in options, warrants or other rights to acquire shares of Common Stock), nor shall any shares of Junior Stock or Parity Stock be repurchased for value (other than Capital

Stock) (other than (i) the repurchase of any Capital Stock of the Corporation held by any current or former officer, director, employee or consultant of the Corporation or any of its Subsidiaries pursuant to any employment agreement that has been approved by the Board of Directors or any equity subscription agreement, stock option agreement, shareholders’ agreement or similar agreement or any management equity plan or stock option plan or any other management or employee benefit plan or agreement or payments to purchase Capital Stock of the Corporation held by any employee of the Corporation or any of its Subsidiaries upon the death, disability of such employee, (ii) any repurchase of Capital Stock of the Corporation deemed to occur upon the exercise of stock options, warrants or other equity based awards to the extent such Capital Stock represents a portion of any exercise price of those stock options, warrants or other equity based awards and any repurchase of Capital Stock deemed to occur upon the withholding of a portion of Capital Stock granted or awarded to an employee to pay for the estimated taxes payable by such employee upon such grant or award or exercise, settlement or vesting thereof, (iii) the purchase, redemption, cancellation or other retirement for a nominal value per right of any rights granted to holders of Common Stock pursuant to a stockholder rights plan, (iv) payments or distributions to dissenting stockholders required by applicable law, or payments of cash in lieu of the issuance of fractional shares, pursuant to or in connection with a consolidation, merger or transfer of assets of the Corporation, (v) cash payments in lieu of the issuance of fractional shares in connection with the exercise, conversion or exchange of any warrants, options or other securities convertible into or exchangeable for Capital Stock of the Corporation, or (vi) any transaction provided for in Section D.7. of Article IV of this Restated Certificate), unless all accumulated and unpaid dividends, through the most recent Dividend Payment Date (whether or not there are funds of the Corporation legally available for the payment of dividends) on the shares of Series B Preferred Stock and any Parity Stock have been paid in full or set apart for payment; provided, however, that, notwithstanding any provisions of this Section 3(h) to the contrary, the Corporation may redeem, repurchase or otherwise acquire for consideration Series B Preferred Stock and Parity Stock pursuant to a purchase or exchange offer made on the same terms to all holders of such Series B Preferred Stock and Parity Stock.

When dividends are not paid in full, as aforesaid, upon the shares of Series B Preferred Stock, all dividends declared on the Series B Preferred Stock and any other Parity Stock shall be paid either (A) pro rata so that the amount of dividends so declared on the shares of Series B Preferred Stock and each such other class or series of Parity Stock shall in all cases bear to each other the same ratio as accumulated dividends on the shares of Series B Preferred Stock and such class or series of Parity Stock bear to each other or (B) on another basis that is at least as favorable to the Holders of Series B Preferred Stock entitled to receive such dividends.

(i) The Corporation shall have the right, at its option, to defer a dividend payment (such deferral of payment, an “Optional Deferral”) for any Dividend Period until the next succeeding Dividend Payment Date (such Dividend Period, the “Optional Deferral Period” and such next succeeding Dividend Payment Date, the “Deferred Dividend Payment Date”), notwithstanding anything to the contrary herein. During an Optional Deferral Period, dividends on the Series B Preferred Stock shall not be currently payable (“Optionally Deferred Dividend”), but shall continue to accumulate (and, for avoidance of doubt, no interest shall be payable on an Optionally Deferred Dividend). On the Deferred Dividend Payment Date, the Corporation shall pay all Optionally Deferred Dividend amounts to the Holders in whose name the shares of Series B Preferred Stock are registered in the stock register at the Close of Business on the Regular Record Date immediately preceding the Deferred Dividend Payment Date. The Corporation may not defer the payment of dividends pursuant to this Section 3(i) for more than two Optional Deferral Periods, and such Optional Deferral Periods may not be consecutive Dividend Periods.

The Corporation shall give written notice to the Paying Agent and the Holders of Series B Preferred Stock that it has elected an Optional Deferral and of the Deferred Dividend Payment Date at least five Business Days prior to the earlier of (i) the date the Paying Agent is required to give notice to any securities exchange or to Holders of Series B Preferred Stock of the Regular Record Date or the corresponding Dividend Payment Date or (ii) the Regular Record Date corresponding to the Dividend Payment Date on which the Optional Deferral Period will begin. Notwithstanding anything in this Section 3 to the contrary, the Corporation shall only be required to pay dividends in cash on the Series B Preferred Stock if funds are legally available therefor.

4. Method of Payment of Dividends.

(a) The Corporation may pay dividends on the Series B Preferred Stock (whether or not for a current Dividend Period or any prior Dividend Period) in cash or by delivering shares of Common Stock (or Class A Common Stock, as the case may be and as provided in the next succeeding sentence) or through any combination of cash and shares of Common Stock (or Class A Common Stock, as the case may be), at the Corporation’s option. If the Corporation elects to pay some or all of any dividend payment with respect to a Dividend Payment Date occurring between the Issue Date and the Close of Business on the Lock-Up Expiration Date by delivering shares, the Corporation shall make such payment by delivering shares of Class A Common Stock, and if the Corporation makes such an election with respect to a Dividend Payment Date occurring on and after the Close of Business on the Lock-Up Expiration Date, the Corporation shall make such payment by delivering shares of Common Stock. If the Corporation elects to pay some or all of any dividend payment by delivering shares of Common Stock (or Class A Common Stock, as the case may be), then the number of shares of Common Stock (or Class A Common Stock, as the case may be) a Holder of Series B Preferred Stock will receive will be that number of shares equal to (x) the amount of the portion of the dividend payment to be paid to such Holder in shares, divided by (y) the greater of (1) the price per share of the Common Stock determined during the 10 consecutive Trading Days ending on the Trading Day immediately preceding the Regular Record Date for such dividend payment using the sum of the Dividend Daily Price Fractions for such 10 consecutive Trading Days (where “Dividend Daily Price Fraction” means, for each such Trading Day, 10% multiplied by the Daily VWAP per share of the Common Stock for such day) and (2) the par value per share of the Common Stock; provided, that in the event the Common Stock has traded for fewer than 10 consecutive Trading Days immediately preceding such Regular Record Date, in determining such price per share in clause (y), references in such clause (y) to consecutive 10 Trading Days shall be deemed replaced with such lesser number of consecutive Trading Days that the Common Stock shall have been traded and references to 10% in the definition of Dividend Daily Price Fraction shall be deemed replaced by the percentage determined by dividing 1 by such lesser number of consecutive Trading Days and multiplying such result by 100; all calculations of price in this Section 4(a) shall be rounded to the nearest two decimal places.

(b) The Corporation shall not deliver fractional shares if the Corporation elects to deliver shares of Common Stock (or Class A Common Stock, as the case may be) for any dividend payment. Instead, the Corporation shall either (i) deliver a number of shares of Common Stock (or Class A Common Stock, as the case may be) rounded up to the nearest whole number of shares of Common Stock (or Class A Common Stock, as the case may be) or (ii) to the extent permitted by the DGCL, pay cash in lieu of fractional shares based on the per-share value determined pursuant to clause (y) in Section 4(a) above.

(c) The Corporation will notify Holders of Series B Preferred Stock at least five Business Days prior to the start of the averaging period referred to in Section 4(a) above of the extent to which the Corporation will pay any portion of such dividend payment by delivering shares of Common Stock (or Class A Common Stock, as the case may be). The Corporation may not change the form or components or percentages of consideration to be paid in respect of such payment once the Corporation has given Holders of Series B Preferred Stock notice thereof, except as described in the preceding sentence.

(d) In order to satisfy any obligation to withhold taxes arising from any payment of a dividend or deemed dividend with respect to the Series B Preferred Stock, by purchasing and/or acquiring Series B Preferred Stock, each Holder of Series B Preferred Stock is deemed to authorize the Corporation and the Paying Agent to make any deductions required by law or, in the event the Corporation elects to pay some or all of any dividend payment by delivering shares of Common Stock, to withhold shares that may be sold for withholding taxes required by law, and to pay to any taxing authority any amount necessary to satisfy such obligations.

5. Liquidation, Dissolution or Winding Up.

(a) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the Holders of Series B Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders, after and subject to the payment in full of all amounts required to be paid or distributed to the creditors of the Corporation and the holders of any Senior Stock, but before any payment shall be made to the holders of Junior Stock by reason of their ownership thereof, an amount per share of Series B Preferred Stock equal to the sum of the Stated Value thereof plus all dividends (whether or not declared) accumulated and unpaid thereon to, but excluding, the date of payment (such sum, the “Liquidation Preference”).

(b) Neither the voluntary sale, conveyance, exchange, license or transfer, for cash, shares of stock, securities or other consideration, of all or substantially all of the Corporation’s property or assets (other than in connection with the liquidation, winding-up or dissolution of its business), nor the consolidation, merger or amalgamation of the Corporation with or into any other entity or the consolidation, merger or amalgamation of any other entity with or into the Corporation shall be deemed to be a voluntary or involuntary liquidation, dissolution or winding-up of the Corporation for purposes of this Section 5.

(c) In the event the assets of the Corporation available for distribution to the Holders of Series B Preferred Stock upon any voluntary or involuntary liquidation, winding-up or dissolution of the Corporation shall be insufficient to pay in full all amounts to which such Holders are entitled pursuant to Section 5(a), no such distribution shall be made on account of any shares of Parity Stock upon such liquidation, dissolution or winding-up unless proportionate distributable amounts shall be paid on account of the shares of Series B Preferred Stock, equally and ratably, in proportion to the full distributable amounts for which holders of all Series B Stock and of any Parity Stock are entitled upon such liquidation, winding-up or dissolution.

(d) If the Liquidation Preference has been paid in full to all Holders of Series B Preferred Stock and the corresponding amounts payable with respect to any Parity Stock have been paid in full, the holders of Junior Stock shall be entitled to receive all remaining assets of the Corporation (or proceeds thereof) according to their respective rights and preferences; provided that if the value of such assets or proceeds to be distributed with respect to the number of shares of Common Stock into which one share of Series B Preferred Stock would then be convertible (the “As-Converted Liquidation Amount”) exceeds the Liquidation Preference for one share of Series B Preferred Stock, then the Holders of Series B Preferred Stock shall be entitled to receive, for each share of Series B Preferred Stock, an additional amount (the “Liquidation Participation Amount”) out of such assets or proceeds such that the As-Converted Liquidation Amount equals the sum of the Liquidation Preference plus the Liquidation Participation Amount, after making appropriate adjustment such that the Holders of Series B Preferred Stock receive the same amount on an as-converted basis as the holders of a number of shares of Common Stock equal to the number of shares of Common Stock into which one share of Series B Preferred Stock would be then convertible.

6. Voting.

(a) General. Each Holder of Series B Preferred Stock shall be entitled to the number of votes equal to the number of whole shares of Common Stock into which the shares of Series B Preferred Stock held by such Holder are convertible (as adjusted from time to time pursuant to Section 8(e) hereof) as of the Close of Business on the record date for each meeting of stockholders of the Corporation (and written actions of stockholders in lieu of meetings) with respect to any and all matters presented to the stockholders of the Corporation for their action or consideration. Except as required by law, by the provisions of Section 6(b) or 6(c) below or by the provisions establishing any other series of Preferred Stock, Holders of Series B Preferred Stock shall vote together with the holders of Common Stock and with the holders of any other class or series of Capital Stock of the Corporation entitled to vote with the Common Stock, as a single class.

(b) Consent Required for Dividend Payments. So long as at least 300,000 shares of Series B Preferred Stock remain Outstanding, without the affirmative vote or consent of the Holders of at least 75% of the shares of Series B Preferred Stock at the time Outstanding, voting as a separate class, given in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose, the Corporation shall not (a) declare or pay any dividend or make any distribution on or with respect to the Corporation’s Capital Stock (other than dividends or distributions payable solely in shares of Common Stock or in options, warrants or other rights to acquire shares of Common Stock and other than in connection with the issuance of rights pursuant to a stockholder rights plan adopted by the Board of Directors) held by Persons other than the Corporation or any wholly owned Subsidiary of the Corporation or (b) repurchase for value (other than Capital Stock) any shares of the Corporation’s Capital Stock (other than (i) the repurchase of any Capital Stock of the Corporation held by any current or former officer, director, employee or consultant of the Corporation or any of its Subsidiaries pursuant to any employment agreement that has been approved by the Board of Directors or any equity subscription agreement, stock option agreement, shareholders’ agreement or similar agreement or any management equity plan or stock option plan or any other management or employee benefit plan or agreement or payments to purchase Capital Stock of the Corporation held by any employee of the Corporation or any of its Subsidiaries upon the death, disability of such employee, (ii) any repurchase of Capital Stock of the Corporation deemed to occur upon the exercise of stock options, warrants or other equity based awards to the extent such Capital Stock represents a portion of any exercise price of those stock options, warrants or other equity based awards and any repurchase of Capital Stock deemed to occur upon the withholding of a portion of Capital Stock granted or awarded to an employee to pay for the estimated taxes payable by such employee upon such grant or award or exercise, settlement or vesting thereof, (iii) the purchase, redemption, cancellation or other retirement for a nominal value per right of any rights granted to holders of Common Stock pursuant to a stockholder rights plan, (iv) payments or distributions to dissenting stockholders required by applicable law, or payments of cash in lieu of the issuance of fractional shares, pursuant to or in connection with a consolidation, merger or transfer of assets of the Corporation, (v) cash payments in lieu of the issuance of fractional shares in connection with the exercise, conversion or exchange of any warrants, options or other securities convertible into or exchangeable for Capital Stock of the Corporation, (vi) any transaction provided for in Section D.7. of Article IV of this Restated Certificate, or (vii) any payments on the Series B Preferred Stock provided for in this Section F).

(c) Class Voting Rights as to Particular Matters. So long as any shares of Series B Preferred Stock are Outstanding, in addition to any other vote or consent of stockholders required by law or by this Restated Certificate, the vote or consent of the Holders of at least 75% of the shares of Series B Preferred Stock at the time Outstanding, voting as a separate class, given in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose, shall be necessary for effecting or validating any amendment, alteration or repeal of any provision of this Section F so as to adversely affect the powers, preferences or rights of the Series B Preferred Stock. In addition, for the avoidance of doubt, but subject to the immediately preceding sentence, the Holders of Series B Preferred Stock shall not have any separate class voting rights with respect to any sale, conveyance, exchange or transfer, for cash, shares of stock, securities or other consideration, of all or substantially all of the Corporation’s property or assets, or the consolidation, merger or amalgamation of the Corporation with or into any other entity or the consolidation, merger or amalgamation of any other entity with or into the Corporation, except as required by the DGCL.

7. Redemption and Repurchase.

(a) Optional Redemption by the Corporation. Except as provided in Section 7(b), 7(h) or 7(j), the Corporation may not redeem any Series B Preferred Stock prior to the date that is 18 months following the Lock-Up Expiration Date (such date, the “Initial Optional Redemption Date”). At any time on or after the Initial Optional Redemption Date, the Series B Preferred Stock may be redeemed at the option of the Corporation, out of funds legally available for payment on account of such redemption, in whole or in part, for cash, at any time and from time to time, at the Redemption Price.

In case the Corporation shall desire to exercise the right to redeem all or, as the case may be, any part of the Outstanding shares of Series B Preferred Stock pursuant to this Section 7(a), it shall fix a date for redemption and it or, at its written request received by the Transfer Agent not fewer than 45 calendar days prior (or such shorter period of time as may be acceptable to the Transfer Agent) to the date fixed for redemption, the Transfer Agent in the name of and at the expense of the Corporation, shall mail or cause to be mailed a notice of such redemption not fewer than 20 calendar days nor more than 60 calendar days prior to the Redemption Date to each Holder of Series B Preferred Stock so to be redeemed; provided that if the Corporation shall give such notice, it shall also give written notice of the Redemption Date to the Transfer Agent.

(b) Optional Redemption Upon Change of Control Transaction.

(i) If a Change of Control Transaction occurs at any time before the Initial Optional Redemption Date, then all, but not part, of the then Outstanding shares of Series B Preferred Stock may be redeemed at the option of the Corporation, out of funds legally available for payment on account of such redemption, for cash, at the Redemption Price plus an additional payment (the “Make-Whole Payment”) in an amount equal to $2.25 per share less the amount of any dividends paid on such share of Series B Preferred Stock since the Issue Date.

(ii) Notwithstanding Section 7(b)(i), and in clarification of the provisions of Section 7(e) with respect to a redemption upon a Change of Control Transaction, if the Series B Preferred Stock is redeemed on a Redemption Date that is after the Close of Business on a Regular Record Date and prior to the Close of Business on the corresponding Dividend Payment Date, the accumulated dividends payable in respect of such Dividend Payment Date shall not be payable to the Holders surrendering the Series B Preferred Stock for redemption on such Redemption Date, but the full amount of the relevant dividends payable on such Dividend Payment Date shall be paid to the Holders of record on the applicable Regular Record Date, and the Make-Whole Payment made with respect to one share of such Series B Preferred Stock to redeeming Holders shall equal $2.25 per share less the amount of any dividends (including for this purpose the dividends payable on such Dividend Payment Date to the Holders of record on such applicable Regular Record Date) paid on such share of Series B Preferred Stock since the Issue Date.

(iii) In case the Corporation shall desire to exercise the right to redeem all of the Outstanding shares of Series B Preferred Stock upon a Change of Control Transaction pursuant to this Section 7(b), it shall fix a date for redemption that is not more than 20 calendar days after the occurrence of the Change of Control Transaction (and which may be the same date as the closing date of such Change of Control Transaction) and it or, at its written request received by the Transfer Agent not fewer than 45 calendar days prior (or such shorter period of time as may be acceptable to the Transfer Agent) to the date fixed for redemption, the Transfer Agent in the name of and at the expense of the Corporation, shall mail or cause to be mailed a notice of such redemption not fewer than 15 calendar days prior to the Redemption Date to each Holder of Series B Preferred Stock; provided that if the Corporation shall give such notice, it shall also give written notice of the Redemption Date to the Transfer Agent.

(c) Notice of Redemption; Selection of Shares.

(i) Each notice of redemption given pursuant to Section 7(a), 7(b), 7(h) or 7(j) shall specify the CUSIP number of the Series B Preferred Stock, the Redemption Date (which shall be a Business Day), the Redemption Price, the place or places where such Series B Preferred Stock is to be surrendered for payment of the Redemption Price and that payment will be made upon presentation and surrender of the shares of Series B Preferred Stock so called for redemption (or required to be redeemed, as the case may be), that dividends accumulated and unpaid to the Redemption Date will be paid as specified in said notice, that on and after the Redemption Date dividends in respect of the shares of Series B Preferred Stock called for redemption will cease to accumulate, and the current Conversion Rate. Each notice given pursuant to Section 7(a), 7(b) or 7(h) shall also state the date on which the right to convert the shares of Series B Preferred Stock called for redemption will expire, and the place or places where such Series B Preferred Stock may be surrendered for conversion. Each notice given pursuant to Section 7(b) shall also state the amount of the Make-Whole Payment. If fewer than all the Outstanding shares of Series B Preferred Stock are to be redeemed, the notice of redemption shall identify the shares of Preferred Stock to be redeemed (including the certificate number, the total number of shares represented thereby and the number of such shares being redeemed on the Redemption Date) and shall state that, in the event any certificate representing shares of Series B Preferred Stock, not all of which are subject to redemption, is surrendered for payment, a new certificate representing the unredeemed portion of such shares will be issued.

(ii) Any notice of redemption shall be mailed by first class mail. The notice, if mailed in the manner herein provided, shall be conclusively presumed to have been duly given, whether or not the Holder receives such notice. In any case, failure to give such notice by mail or any defect in the notice to the Holder of any share of Series B Preferred Stock designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other share of Series B Preferred Stock.

(iii) On or prior to the Redemption Date specified in the notice of redemption given as provided in this Section 7(c), the Corporation will deposit with the Transfer Agent or with one or more Paying Agents (or, if the Corporation is acting as its own Paying Agent, set aside, segregate and hold in trust) an amount of money in immediately available funds sufficient to redeem on the Redemption Date at the Redemption Price all of the shares of Series B Preferred Stock, in the case of a redemption pursuant to Section 7(a), 7(b) or 7(h), so called for redemption (other than those theretofore surrendered for conversion into Common Stock) or, in the case of a redemption pursuant to Section 7(i) or 7(j), required to be redeemed by the Holders thereof; provided that if such payment is made on the Redemption Date it must be received by the Transfer Agent or Paying Agent, as the case may be, by 10:00 a.m. New York City time on such date. The Corporation shall be entitled to retain any interest, yield or gain on amounts deposited with the Transfer Agent or any Paying Agent pursuant to this Section 7(c) in excess of amounts required hereunder to pay the Redemption Price. If any shares of Series B Preferred Stock called for redemption are converted pursuant hereto prior to such Redemption Date, any money deposited with the Transfer Agent or any Paying Agent or so segregated and held in trust for the redemption of such shares shall be paid to the Corporation upon its written request, or, if then held by the Corporation, shall be discharged from such trust. Whenever any shares of Series B Preferred Stock are to be redeemed, the Corporation will give the Transfer Agent written notice in the form of an Officer’s Certificate not fewer than 45 days (or such shorter period of time as may be acceptable to the Transfer Agent) prior to the applicable Redemption Date as to the number of shares of Series B Preferred Stock to be redeemed.

(iv) If fewer than all of the outstanding shares of Series B Preferred Stock are to be redeemed, the number of shares to be redeemed shall be determined by the Board of Directors, and the shares to be redeemed shall be selected on a pro rata basis. If any certificate representing shares of Series B Preferred Stock selected for partial redemption is submitted for conversion in part after such selection and before mailing of the notice of redemption, the portion of such certificate submitted for conversion shall be deemed to be the portion that had been selected for redemption (notwithstanding that such portion shall be converted, and not redeemed).

(v) Upon any redemption of less than all of the Outstanding shares of Series B Preferred Stock, the Corporation and the Transfer Agent may (but need not), solely for purposes of determining the pro rata allocation among such shares as are unconverted and Outstanding at the time of redemption, treat as Outstanding any shares surrendered for conversion during the period of 15 days next preceding the mailing of a notice of redemption and may (but need not) treat as Outstanding any shares represented by a certificate or certificates authenticated and delivered during such period in exchange for the unconverted portion of any certificate representing shares converted in part during such period.

(d) Payment of Shares to be Redeemed. If notice of redemption has been given as provided in Section 7(c) or, in the case of a redemption pursuant to Section 7(i), a Holder Redemption Notice has been properly given and not withdrawn in accordance with Section 7(i), the shares of Series B Preferred Stock with respect to which such notice has been given shall, unless converted into Common Stock pursuant to the terms hereof, become due and payable on the Redemption Date and at the place or places stated in such notice at the Redemption Price, and on and after the Redemption Date (unless the Corporation shall default in the payment of the Redemption Price for such shares) dividends on the shares of Series B Preferred Stock so called for redemption shall cease to accumulate and, after the Close of Business on the Business Day immediately preceding the Redemption Date (unless the Corporation shall default in the payment of the Redemption Price for such shares) such shares shall cease to be convertible into Common Stock and the Holders thereof shall have no right in respect of such shares except the right to receive the Redemption Price thereof. On presentation and surrender of such shares at a place of payment in said notice specified, the said shares shall be paid and redeemed by the Corporation at the Redemption Price.

In the event any certificate that represents more than one share of Series B Preferred Stock, not all of which are subject to redemption, is surrendered at any office or agency of the Corporation designated for that purpose (with, if the Corporation or the Transfer Agent so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Corporation and the Transfer Agent duly executed by, the Holder thereof or such Holder’s attorney duly authorized in writing), the Corporation shall execute, and the Transfer Agent shall authenticate and deliver to the Holder of such shares of Series B Preferred Stock without service charge, a new certificate or certificates, representing any number of shares of Series B Preferred Stock, as requested by such Holder, in an aggregate amount equal to the number of shares not redeemed and represented by the certificate so surrendered.

Notwithstanding the foregoing, unless full cumulative dividends (whether or not declared) on all Outstanding shares of Series B Preferred Stock have been paid or set apart for payment for all Dividend Periods terminating on or before the Redemption Date, none of the shares of Series B Preferred Stock shall be redeemed, and no sum shall be set aside for such redemption, unless pursuant to a purchase or exchange offer made on the same terms to all holders of Series B Preferred Stock and any Parity Stock.

(e) Treatment of Dividends for Redemption Dates between Regular Record Date and Dividend Payment Date. If a Redemption Date falls after the Close of Business on a Regular Record Date and prior to the Close of Business on the corresponding Dividend Payment Date, then the full amount of dividends payable on the Series B Preferred Stock to be redeemed on such Redemption Date shall be paid to the Holders of record of such shares of Series B Preferred Stock at the Close of Business on such Regular Record Date instead of the Holders surrendering such shares of Series B Preferred Stock for redemption on such Redemption Date.

(f) Offer to Purchase by Application of Equity Offering Net Proceeds. If, during the period commencing on the closing date of the IPO and ending on and including the Initial Optional Redemption Date, the Corporation conducts an Equity Offering or Offerings and the aggregate amount of Equity Offering Net Proceeds therefrom (the “Aggregate Net Proceeds”) exceeds $20,000,000, then, within 20 Business Days thereof, the Corporation shall make an offer (a “Cash Financing Offer”), if funds are legally available therefor, to all Holders to purchase or redeem the maximum number of shares of Series B Preferred Stock at the Offer Price (including for this purpose the estimated amount of all fees and expenses incurred by the Corporation in connection with the Cash Financing Offer) that may be purchased, prepaid or redeemed using 25% of the Aggregate Net Proceeds (the “Available Net Proceeds”). If any Available Net Proceeds remain after consummation of a Cash Financing Offer, the Corporation may use those Available Net Proceeds for any purpose not otherwise prohibited by this Restated Certificate. Upon completion of each Cash Financing Offer, the amount of Aggregate Net Proceeds and Available Net Proceeds shall be reset at zero.

(g) Mechanics of Offers to Purchase.

(i) For purposes of Section 7(f), the maximum number of shares of Series B Preferred Stock that may be purchased or redeemed using the Available Net Proceeds is herein referred to as the “Offer Amount.” Each Holder of Series B Preferred Stock may only tender, in an Offer, up to the percentage of shares of Series B Preferred Stock owned by such Holder that represents the percentage (the “Pro Rata Percentage”) computed by dividing the applicable Offer Amount by the aggregate number of then Outstanding shares of Series B Preferred Stock, and rounding down to the nearest whole share, and tenders in excess of the Pro Rata Percentage shall not be accepted. The Offer Price in an Offer shall be payable in cash.

(ii) The Corporation shall comply with the requirements of Rule 13e-4 under the Exchange Act (or any successor rule thereto), Rule 14e-1 under the Exchange Act (or any successor rule thereto) and any other securities laws and regulations thereunder to the extent such laws and regulations are applicable in connection with each repurchase of shares of Series B Preferred Stock pursuant to an Offer. To the extent that the provisions of any securities laws or regulations conflict with the provisions of Section 7(f), the Corporation shall comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under Section 7(f) by virtue of such compliance. In addition, the Corporation may conduct an Offer only to the extent funds are legally available therefor.

(iii) Any Offer shall be made to all Holders of Series B Preferred Stock and shall remain open for a period of at least 20 Business Days following its commencement and not more than 30 Business Days, except to the extent that a longer period is required by applicable law (the “Offer Period”). No later than three Business Days after the termination of the Offer Period (the “Purchase Date”), the Corporation shall apply all Available Net Proceeds to the purchase of Series B Preferred Stock or, if fewer shares of Series B Preferred Stock than the Offer Amount have been tendered, all shares tendered in response to the Offer.

(iv) If a Purchase Date for an Offer is after the Close of Business on a Regular Record Date and prior to the Close of Business on the corresponding Dividend Payment Date, any accumulated and unpaid dividends on a shares of Series B Preferred Stock shall be paid to the Person in whose name such share is registered at the Close of Business on such Regular Record Date, and no additional dividends shall be payable to Holders who tender shares of Series B Preferred Stock pursuant to such Offer.

(v) Upon the commencement of an Offer, the Corporation shall send, by first class mail, a notice to the Transfer Agent and each of the Holders. The notice shall contain all instructions and materials necessary to enable such Holders to tender shares of Series B Preferred Stock pursuant to the Offer. The notice, which will govern such Offer, shall state:

(A) that the Offer is being made pursuant to Section 7(f) and the length of time the Offer will remain open;

(B) the Offer Amount, the Pro Rata Percentage, the Offer Price and the Purchase Date;

(C) that any share of Series B Preferred Stock not tendered or accepted for payment will continue to accumulate dividends;

(D) that, unless the Corporation defaults in making such payment, any shares of Series B Preferred Stock accepted for payment pursuant to the Offer will cease to accumulate dividends on and after the Purchase Date;

(E) that Holders electing to have shares of Series B Preferred Stock purchased pursuant to any Offer will be required to surrender the certificate representing such shares, with the form entitled “Option of Holder to Elect Purchase” on the reverse of the certificate completed, to the Corporation or a Paying Agent at the address specified in the notice at least three days before the Purchase Date;

(F) that Holders will be entitled to withdraw their election if the Corporation or the Paying Agent, as the case may be, receives, not later than the expiration of the Offer Period, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the number of shares of Series B Preferred Stock the Holder delivered for purchase and a statement that such Holder is withdrawing his election to have such shares purchased;

(G) that only the Pro Rata Percentage of a Holder’s shares of Series B Preferred Stock will be accepted for tender; and

(H) that in the event any certificate representing shares of Series B Preferred Stock is surrendered for payment and not all shares represented thereby are purchased pursuant to the Offer, a new certificate representing the unpurchased portion of such shares will be issued.

(vi) On or before the Purchase Date for an Offer, the Corporation shall, to the extent lawful, accept for payment the Offer Amount of shares of Series B Preferred Stock tendered pursuant to the Offer or, if less than the Offer Amount has been tendered, all shares properly tendered in accordance with the terms of this Section 7(g), and shall deliver or cause to be delivered to the Transfer Agent the certificates representing the shares properly accepted together with an Officer’s Certificate stating that such shares were accepted for payment by the Corporation in accordance with the terms of this Section 7(g). The Corporation or the Paying Agent, as the case may be, shall promptly mail or deliver to each tendering Holder an amount equal to the aggregate Offer Price of the shares tendered by such Holder and accepted by the Corporation for purchase. In the event any certificate that represents more than one share of Series B Preferred Stock, not all of which were accepted for purchase, is surrendered for tender at any office or agency of the Corporation designated for that purpose (with, if the Corporation or the Transfer Agent so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Corporation and the Transfer Agent duly executed by, the Holder thereof or such Holder’s attorney duly authorized in writing), the Corporation shall execute, and the Transfer Agent shall authenticate and deliver to the Holder of such shares of Series B Preferred Stock, without service charge, a new certificate or certificates, representing any number of shares of Series B Preferred Stock, as requested by such Holder, in an aggregate amount equal to the number of shares not accepted for purchase and represented by the certificate so surrendered.

(h) Redemption by Application of Equity Offering Net Proceeds. If, after the Initial Optional Redemption Date, the Corporation conducts an Equity Offering or Offerings and the Available Net Proceeds (including Available Net Proceeds from Equity Offerings conducted prior to such date, and taking into account any resets referred to in the last sentence of Section 7(f)) exceed $5,000,000, then the Corporation shall use the Available Net Proceeds to redeem, out of funds legally available for payment on account of such redemption, on a pro rata basis, the Series B Preferred Stock at the Redemption Price. The Corporation shall not be required to make any such redemption in respect of any Equity Offering consummated after March 31, 2015. The Corporation, upon the receipt of such Available Net Proceeds exceeding $5,000,000, shall fix a Redemption Date, which shall be no later than 60 calendar days from the date of such receipt, and the Corporation or, at its written request received by the Transfer Agent not fewer than 45 calendar days prior (or such shorter period of time as may be acceptable to the Transfer Agent) to the Redemption Date, the Transfer Agent in the name of and at the expense of the Corporation, shall mail or cause to be mailed a notice of such redemption not fewer than 20 calendar days prior to the Redemption Date to each Holder of Series B Preferred Stock; provided that if the Corporation shall give such notice, it shall also give written notice of the Redemption Date to the Transfer Agent.

(i) Redemption at the Option of the Holders on June 30, 2015.

(i) On the Redemption Date of June 30, 2015, the Corporation shall, at the option of each Holder, be required, if funds are legally available therefor, to redeem at the Redemption Price any Outstanding shares of Series B Preferred Stock for which a written redemption notice has been properly delivered by such Holder to the Transfer Agent and not withdrawn. Holders may submit their shares of Series B Preferred Stock for redemption to the Transfer Agent at any time from the Open of Business on the date that is 45 Business Days prior to such Redemption Date until the Close of Business on the Business Day that is three Business Days prior to such Redemption Date.

(ii) The Corporation or, at its written request received by the Transfer Agent not fewer than 45 calendar days prior (or such shorter period of time as may be acceptable to the Transfer Agent) to the Redemption Date, the Transfer Agent in the name of and at the expense of the Corporation, shall mail, or cause to be mailed, to each Holder of Series B Preferred Stock by first class mail, a notice on a date not less than 45 Business Days prior to such Redemption Date. Such notice shall specify the CUSIP number of the Series B

Preferred Stock, the Redemption Date (which shall be a Business Day), the Redemption Price, the place or places where Series B Preferred Stock is to be surrendered for payment of the Redemption Price and that payment will be made upon presentation and surrender of such Series B Preferred Stock, that dividends accumulated and unpaid to the Redemption Date will be paid as specified in said notice, that on and after the Redemption Date dividends in respect of the shares of Series B Preferred Stock redeemed on such date will cease to accumulate, the Conversion Rate, and the procedures that Holders must follow to require the Corporation to redeem their Series B Preferred Stock.

(iii) A Holder of shares of Series B Preferred Stock may exercise its rights specified in this Section 7(i) by surrendering the certificate representing such shares, with the form entitled “Option of Holder to Elect Redemption” on the reverse of the certificate completed, to the Corporation or a Paying Agent at the address specified in the notice referred to in Section 7(i)(ii) or upon delivery of a written notice (which may be delivered by letter, overnight courier, hand delivery, facsimile transmission or in any other written form and, in the case of Global Series B Preferred Stock, may be delivered electronically or by other means in accordance with the Depositary’s customary procedures) of the exercise of such rights (a “Holder Redemption Notice”) to the Transfer Agent at any time prior to the Close of Business on the Business Day that is three Business Days prior to the June 30, 2015 Redemption Date. The Holder Redemption Notice must specify (A) the certificate numbers for such shares in respect of which such notice is being submitted or, if such shares are represented by Global Series B Preferred Stock, such information as may be required by the Depositary, (B) the number of shares of Series B Preferred Stock with respect to which such notice is being submitted, and (C) that the Corporation shall redeem such Preferred Stock in accordance with the applicable provisions of this Restated Certificate. The Transfer Agent and Paying Agent shall promptly notify the Corporation of the receipt of any Holder Redemption Notice.

(iv) The delivery of such shares of Series B Preferred Stock to be redeemed by the Corporation to the Transfer Agent (together with all necessary endorsements) at the office of the Transfer Agent, or the book-entry transfer of such shares if such shares are Global Series B Preferred Stock, shall be a condition to the receipt by the Holder of the Redemption Price.

(v) Any Holder Redemption Notice may be withdrawn by the Holder by a written notice of withdrawal delivered to the Transfer Agent prior to the Close of Business on the Business Day that is three Business Days prior to the June 30, 2015 Redemption Date. The notice of withdrawal must specify (A) the certificate numbers for such shares in respect of which such notice of withdrawal is being submitted or, if such shares are represented by Global Series B Preferred Stock, such information as may be required by the Depositary, (B) the number of shares of Series B Preferred Stock with respect to which such notice of withdrawal is being submitted, and (C) the number of shares of Series B Preferred Stock, if any, that remain subject to the original Holder Redemption Notice and that have been or will be delivered for redemption by the Corporation.

(j) Redemption at the Option of the Holders Upon Dividend Default. If at any time dividends on any shares of Series B Preferred Stock shall be unpaid as of the Dividend Payment Date with respect to, and therefore in arrears for, any Dividend Period (other than a Dividend Period as to which the Corporation shall have made an election pursuant to Section 3(i)), and such arrearage shall have continued for a period of 30 days, then the Holders of not less than 25% of the aggregate number of shares of Series B Preferred Stock then Outstanding may send a written notice to the Corporation requiring the Corporation to redeem, if funds are legally available therefor, all Outstanding shares of Series B Preferred Stock. The Corporation upon receipt of such notice shall fix a Redemption Date, which shall be as promptly as possible after receipt of such notice but no later than 15 calendar days from the date of receipt of such notice from such Holders, and the Corporation or, at its written request, the Transfer Agent in the name of and at the expense of the Corporation, shall mail or cause to be mailed a notice of such redemption not fewer than 5 calendar days prior to the Redemption Date to each Holder of Series B Preferred Stock; provided that if the Corporation shall give such notice, it shall also give written notice of the Redemption Date to the Transfer Agent.

(k) Conversion Arrangement Upon Redemption. In connection with any redemption of shares of Series B Preferred Stock, the Corporation may arrange for the purchase and conversion of any shares of Series B Preferred Stock by an agreement with one or more investment banks or other purchasers to purchase such shares by paying to the Transfer Agent and Paying Agent in trust for the Holders of such shares, on or before the Redemption Date, an amount not less than the Redemption Price for such shares. Notwithstanding anything to the contrary contained in this Section 7, the obligation of the Corporation to pay the Redemption Price of such shares, including accumulated and unpaid dividends to, but excluding, the Redemption Date, shall be deemed to be satisfied and discharged to the extent such amount is so paid by such purchasers. If such an agreement is entered into, a copy of which will be filed with the Transfer Agent prior to the date fixed for redemption, any shares of Series B Preferred Stock not duly surrendered for conversion by the Holders thereof may, at the option of the Corporation, be deemed, to the fullest extent permitted by law, acquired by such purchasers from such Holders and (notwithstanding anything to the contrary contained in Section 8) surrendered by such purchasers for conversion, all as of immediately prior to the Close of Business on the Redemption Date (and the right to convert any such shares shall be extended through such time), subject to payment of the above amount as aforesaid. At the direction of the Corporation, the Transfer Agent shall hold and dispose of any such amount paid to it in the same manner as it would monies deposited with it by the Corporation for the redemption of shares of Series B Preferred Stock.

8. Conversion Rights.

(a) Right to Convert. Subject to and upon compliance with the provisions of this Section 8, at any time after the Lock-Up Expiration Date, the Holder of any share of Series B Preferred Stock shall have the right, at such holder’s option, to convert such share, together with dividends (whether or not declared) accumulated and unpaid thereon to, but not including, the Conversion Date, into fully paid and non-assessable shares of Common Stock (as such shares shall then be constituted) at the Conversion Rate in effect at such time, by surrender of the share to be so converted, together with any required funds, in the manner provided in Section 8(b).

If any shares of Series B Preferred Stock have been called for redemption pursuant to Section 7, such shares may, at a Holder’s option, be converted, at any time until the Close of Business on the Business Day immediately preceding the Redemption Date, unless the Corporation defaults in its obligation to pay the Redemption Price of such shares in accordance with Section 7(c)(iii), in which event such conversion right shall continue until the Corporation pays such Redemption Price in accordance with Section 7(c)(iii).

A Holder of shares of Series B Preferred Stock is not entitled to any rights of a holder of Common Stock until such Holder has converted his shares into Common Stock, and only to the extent such shares are deemed to have been converted into Common Stock under this Section 8.

(b) Exercise Of Conversion Privilege; Issuance Of Common Stock On Conversion; No Adjustment For Dividends. In order to exercise the conversion privilege with respect to any share of Series B Preferred Stock, the Corporation must receive at the office or agency of the Corporation maintained for that purpose the certificate representing such share with the original or facsimile of the form entitled “Conversion Notice” on the reverse thereof, duly completed and manually signed, together with such certificate duly endorsed for transfer, accompanied by the funds, if any, required by this Section 8(b). Such notice shall also state the name or names (with address or addresses) in which the certificate or certificates for shares of Common Stock which shall be issuable on such conversion shall be issued, and shall be accompanied by transfer or similar taxes, if required pursuant to Section 8(g).

As promptly as practicable after satisfaction of the requirements for conversion set forth above, subject to compliance with any restrictions on transfer if shares issuable on conversion are to be issued in a name other than that of the Holder (as if such transfer were a transfer of the share or shares so converted), the Corporation shall issue and shall deliver to such Holder at the office or agency maintained by the Corporation for such purpose, a certificate or certificates for the number of full shares of Common Stock issuable upon the conversion of such shares of Series B Preferred Stock as determined by the Corporation in accordance with the provisions of this Section 8 and a check or cash in respect of any fractional interest in respect of a share of Common Stock arising upon such conversion, calculated by the Corporation as provided in Section 8(c). In case fewer than the full number of shares of Series B Preferred Stock evidenced by the surrendered certificate or certificates are being converted, the Corporation shall execute and the Transfer Agent shall authenticate and deliver a new certificate or certificates, of like tenor, for the number of shares evidenced by such surrendered certificate or certificates less the number of shares being converted.

Each conversion shall be deemed to have been effected as to any such shares of Series B Preferred Stock on the date (the “Conversion Date”) on which the requirements set forth above in this Section 8(b) have been satisfied as to such shares, and the Person in whose name any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become on said date the holder of record of the shares of Common Stock represented thereby; provided that any such surrender on any date when the stock transfer books of the Corporation shall be closed shall constitute the Person in whose name the certificates are to be issued as the record holder thereof for all purposes on the next succeeding day on which such stock transfer books are open, but such conversion shall be at the Conversion Rate in effect on the date upon which such shares of Series B Preferred Stock shall be surrendered. Notwithstanding the foregoing, in connection with a Change of Control Transaction, a Holder may submit the certificate representing share(s) of Series B Preferred Stock together with a completed notice of conversion in accordance with the first paragraph of this Section 8(b) indicating that conversion of such share(s) is to be contingent upon, and effective upon, the closing of such Change of Control Transaction. If such Change of Control Transaction is not consummated, or if such Holder shall have delivered to the Transfer Agent a written notice of withdrawal prior to the Close of Business on the Business Day immediately preceding the closing date of such Change of Control Transaction, then the conversion of such share(s) shall not be effected and the certificate representing such share(s) shall be returned to such Holder. Such notice of withdrawal must specify (A) the certificate numbers for the shares in respect of which such notice of withdrawal is being submitted or, if such shares are represented by Global Series B Preferred Stock, such information as may be required by the Depositary, (B) the number of shares of Series B Preferred Stock with respect to which such notice of withdrawal is being submitted, and (C) the number of shares of Series B Preferred Stock, if any, that remain subject to the original notice of conversion by such Holder and that have been delivered for conversion.

Any shares of Series B Preferred Stock surrendered for conversion during the period from the Close of Business on the Regular Record Date for any Dividend Payment Date to the Close of Business on the Business Day next preceding such Dividend Payment Date shall be accompanied by payment, in immediately available funds or other funds acceptable to the Corporation, of an amount equal to the dividend otherwise payable on such Dividend Payment Date on the shares being converted, unless the Holder surrendering such shares for conversion was also the Holder of record of such shares being converted on such Regular Record Date and no transfer of such shares on the stock register occurred between such Regular Record Date and the Conversion Date. Except as provided above in this Section 8(b), no payment or other adjustment shall be made for dividends accumulated on any shares of Series B Preferred Stock converted or for dividends on any shares issued upon the conversion of such Series B Preferred Stock as provided in this Section 8.

Upon the conversion of a share of Series B Preferred Stock, any accumulated but unpaid dividends to the Conversion Date with respect to the converted share shall be deemed to be paid in full to the Holder thereof through delivery of the Common Stock (together with the cash payment, if any, in lieu of fractional shares) in exchange for the share of Series B Preferred Stock being converted pursuant to the provisions hereof.

(c) Cash Payments in Lieu of Fractional Shares. No fractional shares of Common Stock or scrip certificates representing fractional shares shall be issued upon conversion of any shares of Series B Preferred Stock. If more than one share of Series B Preferred Stock shall be surrendered for conversion at one time by the same Holder, the number of full shares that shall be issuable upon conversion shall be computed on the basis of the aggregate number of shares of Series B Preferred Stock so surrendered.

If any fractional share of stock would be issuable upon the conversion of any shares of Series B Preferred Stock, the Corporation shall make an adjustment and payment therefor in cash at the current market price thereof to the Holder of the shares so surrendered. For purposes of this Section 8(c) only, the current market price of a share of Common Stock shall be the Closing Sale Price on the last Trading Day immediately preceding the day on which the shares of Series B Preferred Stock are deemed to have been converted.

(d) Conversion Rate. Each share of Series B Preferred Stock shall be convertible into that number of shares of Common Stock determined by multiplying (i) the Conversion Rate then in effect by (ii) the quotient derived by dividing the then existing Liquidation Preference per share by the Stated Value per share. The “Conversion Rate” shall initially be determined by dividing the Stated Value per share by the Initial Conversion Price and shall be subject to adjustment as provided in this Section 8.

(e) Adjustment of Conversion Rate. The Conversion Rate shall be adjusted from time to time by the Corporation as follows; provided that the Corporation shall not make any adjustments to the Conversion Rate if each Holder of Series B Preferred Stock participates (other than in the case of a share split or share combination) at the same time and upon the same terms as holders of the Common Stock and solely as a result of holding the Series B Preferred Stock, in any of the transactions described in this Section 8(e), without having to convert its shares of Series B Preferred Stock, as if it held a number of shares of Common Stock equal to (x) the applicable Conversion Rate multiplied by (y) the quotient derived by dividing the then existing Liquidation Preference per share by the Stated Value per share, multiplied by (z) the number of shares of Series B Preferred Stock held by such Holder:

(i) In case the Corporation shall hereafter pay a dividend or make a distribution to all holders of the outstanding shares of Common Stock in shares of Common Stock, or the Corporation shall effect a share split or share combination of Common Stock, the Conversion Rate shall be adjusted based on the following formula:

where,

CR0	=	the Conversion Rate in effect immediately prior to the Close of Business on the Record Date for such dividend or distribution, or immediately prior to the Open of Business on the effective date of such share split or share combination, as applicable;

CR1	=	the Conversion Rate in effect immediately after the Close of Business on such Record Date or immediately after the Open of Business on such effective date, as applicable;

OS0	=	the number of shares of Common Stock outstanding immediately prior to the Close of Business on such Record Date or immediately prior to the Open of Business on such effective date, as applicable; and

OS1	=	the number of the shares of Common Stock outstanding immediately after, and solely as a result of, giving effect to such dividend, distribution, share split or share combination.

Any adjustment made pursuant to this Section 8(e)(i) shall become effective immediately after the Close of Business the Record Date for such dividend or distribution, or immediately after the Open of Business on the effective date for such share split or share combination, as applicable. If any dividend or distribution of the type described in this Section 8(e)(i) is declared but not so paid or made, the Conversion Rate shall again be adjusted to the Conversion Rate that would then be in effect if such dividend or distribution had not been declared. For the avoidance of doubt, if the application of the foregoing formula would result in a decrease in the Conversion Rate, no adjustment to the Conversion Rate will be made (other than (i) as a result of a reverse share split or share combination or (ii) with respect to the Corporation’s right to readjust the Conversion Rate as described in the immediately preceding sentence).

(ii) In case the Corporation shall issue rights or warrants to all holders of its outstanding shares of Common Stock entitling them (for a period expiring within 60 calendar days after the Record Date for the issuance of such rights and warrants) to subscribe for or purchase shares of Common Stock at a price per share less than the average of the Closing Sale Prices of the Common Stock for the 10 Trading Days immediately preceding the date such distribution is first publicly announced by the Corporation, the Conversion Rate shall be increased based on the following formula:

where,

CR0	=	the Conversion Rate in effect immediately prior to the Close of Business on the Record Date for such issuance;

CR1	=	the Conversion Rate in effect immediately after the Close of Business on such Record Date;

OS0	=	the number of shares of Common Stock outstanding immediately prior to the Close of Business on such Record Date;

X	=	the total number of shares of Common Stock issuable pursuant to such rights, options or warrants; and

Y	=	the number of shares of Common Stock equal to the aggregate price payable to exercise such rights or warrants divided by the Current Market Price.

Such adjustment shall be successively made whenever any such rights or warrants are issued, and shall become effective immediately after the Close of Business on the Record Date for the issuance of such rights or warrants. To the extent that shares of Common Stock are not delivered after the expiration of such rights or warrants, the Conversion Rate shall be readjusted to the Conversion Rate that would then be in effect had the adjustments made upon the issuance of such rights or warrants been made on the basis of delivery of only the number of shares of Common Stock actually delivered. If such rights or warrants are not so issued, the Conversion Rate shall again be adjusted to be the Conversion Rate that would then be in effect if such Record Date had not been fixed. For the avoidance of doubt, if the application of the foregoing formula would result in a decrease in the Conversion Rate, no adjustment to the Conversion Rate will be made (other than with respect to the Corporation’s right to readjust the Conversion Rate as described in the two immediately preceding sentences).

In determining whether any rights or warrants entitle the holders to subscribe for or purchase shares of Common Stock at a price less than the average of the Closing Sale Prices of the Common Stock for the 10 Trading Days immediately preceding the date such distribution is first publicly announced by the Corporation, and in determining the aggregate offering price of such shares of Common Stock, there shall be taken into account any consideration received by the Corporation for such rights or warrants and any amount payable on exercise or conversion thereof, the value of such consideration, if other than cash, to be determined by the Board of Directors.

(iii) In case the Corporation shall, by dividend or otherwise, distribute to all holders of its Common Stock shares of any class of capital stock of the Corporation or evidences of its indebtedness or assets (including cash or securities, but excluding (i) any rights or warrants referred to in Section 8(e)(ii), (ii) any dividend or distribution (x) paid exclusively in cash or (y) referred to in Section 8(e)(i) and (iii) Spin-Offs to which the provisions set forth below in this Section 8(e)(iii) apply) (any of the foregoing hereinafter in this Section 8(e)(iii) called the “Distributed Property”), then, in each such case (unless the Corporation elects to reserve such Distributed Property for distribution to the Holders upon the conversion of the Series B Preferred

Stock so that any such Holder converting shares of Series B Preferred Stock will receive upon such conversion, in addition to the shares of Common Stock to which such Holder is entitled, the amount and kind of such Distributed Property which such Holder would have received if such Holder had converted its shares of Series B Preferred Stock into Common Stock immediately prior to the Record Date for such distribution of the Distributed Property) the Conversion Rate shall be increased based on the following formula:

where,

CR0	=	the Conversion Rate in effect immediately prior to the Close of Business on the Record Date for such distribution;

CR1	=	the Conversion Rate in effect immediately after the Close of Business on such Record Date;

SP0	=	the Current Market Price; and

FMV	=	the Fair Market Value (as determined by the Board of Directors, whose determination shall be conclusive) on such Record Date of the portion of the Distributed Property so distributed applicable to one share of Common Stock.

Such increase in the Conversion Rate shall become effective immediately after the Close of Business on the Record Date for such distribution; provided that if the then Fair Market Value (as so determined) of the portion of the Distributed Property so distributed applicable to one share of Common Stock is equal to or greater than the Current Market Price on such Record Date, in lieu of the foregoing adjustment, adequate provision shall be made so that each Holder shall have the right to receive upon conversion the amount of Distributed Property such Holder would have received had such Holder converted its shares of Series B Preferred Stock on the Record Date for such distribution. If such dividend or distribution is not so paid or made, the Conversion Rate shall again be adjusted to be the Conversion Rate that would then be in effect if such dividend or distribution had not been declared. If the Board of Directors determines the Fair Market Value of any distribution for purposes of this Section 8(e)(iii) by reference to the actual or when issued trading market for any securities, it must in doing so consider the prices in such market over the same period used in computing the Current Market Price on the applicable Record Date for such distribution.

Notwithstanding the foregoing, if the Distributed Property distributed by the Corporation to all holders of its Common Stock consist of Capital Stock of, or similar equity interest in, a Subsidiary or other business unit of the Corporation or a Subsidiary, where such capital stock or similar equity interest is listed or quoted (or will be listed or quoted upon consummation of such distribution) on a United States national or regional or non-U.S. securities exchange (a “Spin-Off”), the Conversion Rate shall be increased based on the following formula:

where,

CR0	=	the Conversion Rate in effect immediately prior to the Close of Business on the last Trading Day of the Valuation Period (as defined below);

CR1	=	the Conversion Rate in effect immediately after the Close of Business on the last Trading Day of the Valuation Period;

FMV0	=	the average of the Closing Sale Prices of the Capital Stock or similar equity interest distributed to holders of Common Stock applicable to one share of Common Stock (determined for purposes of the definition of “Closing Sale Price” as if such Capital Stock or similar equity interest were Common Stock) over the first 10 consecutive Trading Day period commencing on, and including, the effective date of the Spin-Off (the “Valuation Period”); and

MP0	=	the average of the Closing Sale Prices of the Common Stock over the Valuation Period.

The increase to the Conversion Rate under the preceding paragraph shall be determined as of the Close of Business on the last Trading Day of the Valuation Period but will be given effect immediately after the Close of Business on the Record Date of the Spin-Off; provided that in respect of any conversion during the Valuation Period, references within this Section 8(e)(iii) to 10 Trading Days shall be deemed replaced with such lesser number of Trading Days as have elapsed from, and including, the effective date of such Spin-Off to, and including, the Conversion Date in determining the applicable Conversion Rate; and provided further, that the Corporation may in lieu of the foregoing adjustment make adequate provision so that each Holder shall have the right to receive upon conversion the amount of Distributed Property such Holder would have received had such Holder converted its shares of Series B Preferred Stock on the Record Date with respect to such distribution. If any dividend or distribution that constitutes a Spin-Off is declared but not so paid or made, the Conversion Rate shall be immediately decreased, effective as of the date the Board of Directors determines not to pay such dividend or distribution, to the Conversion Rate that would then be in effect if such dividend or distribution had not been declared. For the avoidance of doubt, if the application of the foregoing formula would result in a decrease in the Conversion Rate, no adjustment to the Conversion Rate will be made (other than with respect to the Corporation’s right to readjust the Conversion Rate as described in the immediately preceding sentence).

Rights or warrants distributed by the Corporation to all holders of Common Stock entitling the holders thereof to subscribe for or purchase shares of the Corporation’s capital stock (either initially or under certain circumstances), which rights or warrants, until the occurrence of a specified event or events (“Trigger Event”): (i) are deemed to be transferred with such shares of Common Stock; (ii) are not exercisable; and (iii) are also issued in respect of future issuances of Common Stock, shall be deemed not to have been distributed for purposes of this Section 8(e) (and no adjustment to the Conversion Rate under this Section 8(e) will be required) until the occurrence of the earliest Trigger Event, whereupon such rights and warrants shall be deemed to have been distributed and an appropriate adjustment (if any is required) to the Conversion Rate shall be made under this Section 8(e)(iii). If any such right or warrant, including any such existing rights or warrants distributed prior to the date of this Restated Certificate, are subject to events, upon the occurrence of which such rights or warrants become exercisable to purchase different securities, evidences of indebtedness or other assets, then the date of the occurrence of any and each such event shall be deemed to be the date of distribution and Record Date with respect to new rights or warrants with such rights (and a termination or expiration of the existing rights or warrants without exercise by any of the holders thereof). In addition, in the event of any distribution (or deemed distribution) of rights or warrants, or any Trigger Event or other event (of the type described in the preceding sentence) with respect thereto that was counted for purposes of calculating a distribution amount for which an adjustment to the Conversion Rate under this Section 8(e) was made, (1) in the case of any such rights or warrants that shall all have been redeemed without exercise by any holders thereof, the Conversion Rate shall be readjusted upon such final redemption to give effect to such distribution or Trigger Event, as the case may be, as though it were a cash distribution, equal to the per share redemption or repurchase price received by a holder or holders of Common Stock with respect to such rights or warrants (assuming such holder had retained such rights or warrants), made to all holders of Common Stock as of the date of such redemption, and (2) in the case of such rights or warrants that shall have expired or been terminated without exercise by any holders thereof, the Conversion Rate shall be readjusted as if such rights and warrants had not been issued.

No adjustment of the Conversion Rate shall be made pursuant to this Section 8(e)(iii) in respect of rights or warrants distributed or deemed distributed on any Trigger Event to the extent that such rights or warrants are actually distributed or reserved by the Corporation for distribution to Holders upon conversion by such Holders of shares of Series B Preferred Stock into Common Stock.

For purposes of this Section 8(e)(iii) and Section 8(e)(i) and (ii), any dividend or distribution to which this Section 8(e)(iii) is applicable that also includes shares of Common Stock, or rights or warrants to subscribe for or purchase shares of Common Stock (or both), shall be deemed instead to be (1) a dividend or distribution of the evidences of indebtedness, assets or shares of capital stock other than such shares of Common Stock or rights or warrants (and any Conversion Rate adjustment required by this Section 8(e)(iii) with respect to such dividend or distribution shall then be made) immediately followed by (2) a dividend or distribution of such shares of Common Stock or such rights or warrants (and any further Conversion Rate adjustment required by Sections 8(e)(i) and (ii) with respect to such dividend or distribution shall then be made), except any shares of Common Stock included in such dividend or distribution shall not be deemed “outstanding immediately prior to the Close of Business on such Record Date” within the meaning of Section 8(e)(i).

(iv) In case the Corporation shall, by dividend or otherwise, distribute to all holders of its Common Stock cash (excluding any dividend or distribution in connection with the liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary), then, in such case, the Conversion Rate shall be increased based on the following formula:

where,

CR0	=	the Conversion Rate in effect immediately prior to the Close of Business on the Record Date for such dividend or distribution;

CR1	=	the Conversion Rate in effect immediately after to Close of Business on such Record Date;

SP0	=	the Current Market Price; and

C	=	the amount in cash per share the Corporation distributes to holders of Common Stock.

The increase in the Conversion Rate under the preceding paragraph shall become effective immediately after the Close of Business on the Record Date for such dividend or distribution; provided that if the portion of the cash so distributed applicable to one share of Common Stock is equal to or greater than the Current Market Price on such Record Date, in lieu of the foregoing adjustment, adequate provision shall be made so that each Holder shall have the right to receive upon conversion the amount of cash such Holder would have received had such Holder converted its shares of Series B Preferred Stock on the Record Date. If such dividend or distribution is not so paid or made, such Conversion Rate shall again be adjusted to be the Conversion Rate that would then be in effect if such dividend or distribution had not been declared. For the avoidance of doubt, if the application of the foregoing formula would result in a decrease in the Conversion Rate, no adjustment to the Conversion Rate will be made (other than with respect to the Corporation’s right to readjust the Conversion Rate as described in the immediately preceding sentence).

(v) In case a tender or exchange offer made by the Corporation or any Subsidiary for all or any portion of the Common Stock shall expire and such tender or exchange offer (as amended upon the expiration thereof) shall require the payment to stockholders of consideration per share of Common Stock having a Fair Market Value (as determined by the Board of Directors, whose determination shall be conclusive) that as of the last time (the “Expiration Time”) tenders or exchanges may be made pursuant to such tender or exchange offer (as it may be amended) exceeds the Closing Sale Price of a share of Common Stock on the Trading Day next succeeding the Expiration Time, the Conversion Rate shall be increased based on the following formula:

where,

CR0	=	the Conversion Rate in effect immediately prior to the Expiration Time;

CR1	=	the Conversion Rate in effect immediately after the Expiration Time;

FMV	=	the Fair Market Value (as determined as aforesaid) of the aggregate consideration payable to stockholders based on the acceptance (up to any maximum specified in the terms of the tender or exchange offer) of all shares validly tendered or exchanged and not withdrawn as of the Expiration Time (the shares deemed so accepted up to any such maximum, being referred to as the “Purchased Shares”);

OS0	=	the number of shares of Common Stock outstanding (including any Purchased Shares) at the Expiration Time;

OS1	=	the number of shares of Common Stock outstanding (less any Purchased Shares) at the Expiration Time; and

SP1	=	the Closing Sale Price of a share of Common Stock on the Trading Day next succeeding the Expiration Time.

The increase in the Conversion Rate under the preceding paragraph shall become effective immediately after the Expiration Time. If the Corporation or any Subsidiary is obligated to purchase shares pursuant to any such tender or exchange offer, but the Corporation or such Subsidiary is permanently prevented by applicable law from effecting any such purchases or all such purchases are rescinded, the Conversion Rate shall again be adjusted to be the Conversion Rate that would then be in effect if such tender or exchange offer had not been made. For the avoidance of doubt, if the application of the foregoing formula would result in a decrease in the Conversion Rate, no adjustment to the Conversion Rate will be made (other than with respect to the Corporation’s right to readjust the Conversion Rate as described in the immediately preceding sentence).

(vi) For purposes of this Section 8(e), the following terms shall have the meaning indicated:

(A) “Current Market Price” shall mean the average of the daily Closing Sale Prices per share of Common Stock for the 10 consecutive Trading Days ending not later than the earlier of such date of determination and the day before the “ex” date with respect to the issuance, distribution, subdivision or combination requiring such computation immediately prior to the date in question. For purposes of this paragraph, the term “ex” date, (1) when used with respect to any issuance or distribution, means the first date on which the Common Stock trades, regular way, on the relevant exchange or in the relevant market from which the Closing Sale Price was obtained without the right to receive such issuance or distribution, and (2) when used with respect to any subdivision or combination of shares of Common Stock, means the first date on which the Common Stock trades, regular way, on such exchange or in such market after the time at which such subdivision or combination becomes effective.

If another issuance, distribution, subdivision or combination to which Section 8(e) applies occurs during the period applicable for calculating “Current Market Price” pursuant to the definition in the preceding paragraph, “Current Market Price” shall be calculated for such period in a manner determined by the Board of Directors to reflect the impact of such issuance, distribution, subdivision or combination on the Closing Sale Price of the Common Stock during such period.

(B) “Fair Market Value” shall mean the amount which a willing buyer would pay a willing seller in an arm’s-length transaction.

(C) “Record Date” shall mean, with respect to any dividend, distribution or other transaction or event in which the holders of Common Stock have the right to receive any cash, securities or other property or in which the Common Stock (or other applicable security) is exchanged for or converted into any combination of cash, securities or other property, the date fixed for determination of stockholders entitled to receive such cash, securities or other property (whether such date is fixed by the Board of Directors or by statute, contract or otherwise).

(vii) To the fullest extent permitted by law, the Corporation may make such increases in the Conversion Rate, in addition to those required by this Section 8, as the Board of Directors considers to be advisable to avoid or diminish any income tax to holders of Common Stock or rights to purchase Common Stock resulting from any dividend or distribution of stock (or rights to acquire stock) or from any event treated as such for income tax purposes.

To the fullest extent permitted by applicable law and the rules of The NASDAQ Stock Market or any other securities exchange on which the Common Stock is then listed, the Corporation from time to time may increase the Conversion Rate by any amount for any period of time if the Board of Directors shall have made a determination that such increase would be in the best interests of the Corporation, which determination shall be conclusive. Whenever the Conversion Rate is increased pursuant to the preceding sentence, the Corporation shall mail to each Holder of Series B Preferred Stock at the address of such Holder as it appears in the stock register a notice of such increase, and such notice shall state the increased Conversion Rate and the period during which it will be in effect.

(viii) Notwithstanding anything to the contrary in this Section 8, the Conversion Rate shall not be adjusted:

(A) upon the issuance of any shares of Common Stock pursuant to any present or future plan providing for the reinvestment of dividends or interest payable on the Corporation’s securities and the investment of additional optional amounts in shares of Common Stock under any plan;

(B) upon the issuance of any shares of Common Stock or options or rights to purchase those shares pursuant to any present or future employee, director or consultant benefit plan or program of or assumed by the Corporation or any of the Corporation’s Subsidiaries;

(C) upon the repurchase of any shares of Common Stock pursuant to an open-market share repurchase program or other buy-back transaction that is not a tender offer or exchange offer of the nature described under Section 8(e)(v);

(D) for a third-party tender offer (other than a tender offer by any Subsidiary of the Corporation as described under Section 8(e)(v));

(E) upon the issuance of any shares of the Common Stock pursuant to any option, warrant, right or exercisable, exchangeable or convertible security not described in clause (ii) of this subsection and outstanding as of the Issue Date;

(F) solely for a change in the par value of the Common Stock; or

(G) for accumulated and unpaid dividends, if any.

(ix) No adjustment in the Conversion Rate shall be required unless such adjustment would require an increase or decrease of at least 1% in such rate; provided that any adjustments that by reason of this Section 8(e)(ix) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 8 shall be made by the Corporation and shall be made to the nearest cent or to the nearest one-ten thousandth (1/10,000) of a share, as the case may be. To the extent the Series B Preferred Stock becomes convertible into cash, assets, property or securities (other than capital stock of the Corporation), no adjustment need be made thereafter as to the cash, assets, property or such securities. Interest will not accrue on any cash into which the Series B Preferred Stock may be convertible.

(x) Whenever the Conversion Rate is adjusted as herein provided, the Corporation shall promptly file with the Conversion Agent an Officer’s Certificate setting forth the Conversion Rate after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Unless and until the Conversion Agent shall have received such Officer’s Certificate, the Conversion Agent shall not be deemed to have knowledge of any adjustment of the Conversion Rate and may assume that the last Conversion Rate of which it has knowledge is still in effect. Promptly after delivery of such certificate, the Corporation shall prepare a notice of such adjustment of the Conversion Rate setting forth the adjusted Conversion Rate and the date on which each adjustment becomes effective and shall mail such notice of such adjustment of the Conversion Rate to each Holder of Series B Preferred Stock at its last address appearing in the stock register within 20 days after execution thereof. Failure to deliver such notice shall not affect the legality or validity of any such adjustment.

(xi) In any case in which this Section 8(e) provides that an adjustment shall become effective immediately after (1) a Record Date for an event, (2) the Record Date for a dividend or distribution described in Section 8(e)(i), (3) the Record Date for the issuance of rights or warrants as described in Section 8(e)(ii) or (4) the Expiration Time for any tender or exchange offer pursuant to Section 8(e)(v) (each a “Determination Date”), the Corporation may elect to defer until the occurrence of the applicable Adjustment Event (as hereinafter defined) (x) issuing to the Holder of any shares of Series B Preferred Stock converted after such Determination Date and before the occurrence of such Adjustment Event, the additional shares of Common Stock or other securities issuable upon such conversion by reason of the adjustment required by such Adjustment Event over and above the Common Stock issuable upon such conversion before giving effect to such adjustment and (y) paying to such holder any amount in cash in lieu of any fraction pursuant to Section 8(c). For purposes of this Section 8(e)(xi), the term “Adjustment Event” shall mean:

(A) in any case referred to in clause (1) hereof, the occurrence of such event,

(B) in any case referred to in clause (2) hereof, the date any such dividend or distribution is paid or made,

(C) in any case referred to in clause (3) hereof, the date of expiration of such rights or warrants, and

(D) in any case referred to in clause (4) hereof, the date a sale or exchange of Common Stock pursuant to such tender or exchange offer is consummated and becomes irrevocable.

(xii) For purposes of this Section 8(e), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Corporation but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock. The Corporation will not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Corporation.

(f) Effect of Reclassification, Merger, Consolidation or Sale on Conversion Privilege. If any of the following events occur, namely (i) any reclassification or change of the outstanding shares of Common Stock (other than a subdivision or combination to which Section 8(e)(e)(i) applies), (ii) any consolidation, merger or combination of the Corporation with another Person as a result of which holders of Common Stock shall be entitled to receive stock, other securities or other property or assets (including cash) with respect to or in exchange for such Common Stock, or (iii) any sale or conveyance of all or substantially all of the properties and assets of the Corporation to any other Person as a result of which holders of Common Stock shall be entitled to receive stock, other securities or other property or assets (including cash) with respect to or in exchange for such Common Stock, then each share of Series B Preferred Stock Outstanding immediately prior to such transaction shall, without the consent of the Holders of Series B Preferred Stock, be convertible into the kind and amount of shares of stock, other securities or other property or assets (including cash) receivable upon such reclassification, change, consolidation, merger, combination, sale or conveyance by a holder of a number of shares of Common Stock issuable upon conversion of such Series B Preferred Stock (assuming, for such purposes, a sufficient number of authorized shares of Common Stock are available to convert all such Series B Preferred Stock) immediately prior to such reclassification, change, consolidation, merger, combination, sale or conveyance assuming such holder of Common Stock did not exercise his rights of election, if any, as to the kind or amount of stock, other securities or other property or assets (including cash) receivable upon such reclassification, change, consolidation, merger, combination, sale or conveyance (provided that, if the kind or amount of stock, other securities or other property or assets (including cash) receivable upon such reclassification, change, consolidation, merger, combination, sale or conveyance is not the same for each share of Common Stock in respect of which such rights of election shall not have been exercised (“non-electing share”), then for the purposes of this Section 8(f) the kind and amount of stock, other securities or other property or assets (including cash) receivable upon such reclassification, change, consolidation, merger, combination, sale or conveyance for each non-electing share shall be deemed to be the kind and amount so receivable per share by a plurality of the non-electing shares).

The Corporation shall cause notice of the application of this Section 8(f) to be mailed to each holder of Series B Preferred Stock at its address appearing in the stock register within 30 days after the occurrence of any of the events specified in the first paragraph of this Section 8(f). Failure to deliver such notice shall not affect the legality or validity of any conversion right pursuant to this Section 8(f).

The above provisions of this Section 8(f) shall similarly apply to successive reclassifications, changes, consolidations, mergers, combinations, sales and conveyances. If this Section 8(f) applies to any event or occurrence, Section 8(e) shall not apply.

(g) Taxes on Shares Issued. The issuance of stock certificates on conversions of Series B Preferred Stock shall be made without charge to the converting Holder for any documentary, stamp or similar issue or transfer tax in respect of the issue thereof. The Corporation shall not, however, be required to pay any such tax which may be payable in respect of any transfer involved in the issue and delivery of stock in any name other than that of the Holder of any Series B Preferred Stock converted, and the Corporation shall not be required to issue or deliver any such stock certificate unless and until the Person or Persons requesting the issue thereof shall have paid to the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid.

(h) Reservation of Shares; Shares to be Fully Paid; Compliance with Governmental Requirements; Listing of Common Stock. The Corporation shall provide, free from preemptive rights, out of its authorized but unissued shares or shares held in treasury, sufficient shares of Common Stock to provide for the conversion of shares of Series B Preferred Stock from time to time as such shares are presented for conversion.

Before taking any action which would cause an adjustment increasing the Conversion Rate to an amount that would cause the Conversion Price to be reduced below the then par value, if any, of the shares of Common Stock issuable upon conversion of Series B Preferred Stock, the Corporation will take all corporate action which may, in the opinion of its counsel, be necessary in order that the Corporation may validly and legally issue shares of such Common Stock at such adjusted Conversion Rate.

The Corporation covenants that all shares of Common Stock that may be issued upon conversion of Series B Preferred Stock will upon issue be fully paid and non-assessable by the Corporation and free from all taxes, liens and charges with respect to the issue thereof.

The Corporation covenants that, if any shares of Common Stock to be provided for the purpose of conversion of Series B Preferred Stock hereunder require registration with or approval of any governmental authority under any federal or state law before such shares may be validly issued upon conversion, the Corporation will in good faith and as expeditiously as possible, to the extent then permitted by the rules and interpretations of the Commission (or any successor thereto), endeavor to secure such registration or approval, as the case may be.

The Corporation covenants that, if at any time the Common Stock shall be listed on any national securities exchange or automated quotation system, the Corporation will, if permitted by the rules of such exchange or automated quotation system, list and keep listed, so long as the Common Stock shall be so listed on such exchange or automated quotation system, all Common Stock issuable upon conversion of Series B Preferred Stock; provided that if the rules of such exchange or automated quotation system permit the Corporation to defer the listing of such Common Stock until the first conversion of Series B Preferred Stock into Common Stock in accordance with the provisions of this Section 8, the Corporation covenants to list such Common Stock issuable upon conversion of Series B Preferred Stock in accordance with the requirements of such exchange or automated quotation system at such time.

(i) Notice to Holders Prior to Certain Actions. In case:

(i) the Corporation shall declare a dividend (or any other distribution) on its Common Stock that would require an adjustment in the Conversion Rate pursuant to Section 8(e); or

(ii) the Corporation shall authorize the granting to the holders of all or substantially all of its Common Stock of rights or warrants to subscribe for or purchase any share of any class or any other rights or warrants; or

(iii) of any reclassification or reorganization of the Common Stock of the Corporation (other than a subdivision or combination of its outstanding Common Stock, or a change in par value, or from par value to no par value, or from no par value to par value), or of any consolidation or merger to which the Corporation is a party and for which approval of any stockholders of the Corporation is required, or of the sale or transfer of all or substantially all of the assets of the Corporation; or

(iv) of the voluntary or involuntary dissolution, liquidation or winding up of the Corporation; the Corporation shall cause to be filed with the Registrar and to be mailed to each holder of Series B Preferred Stock at his address appearing in the stock register, as promptly as possible but in any event at least 10 days prior to the applicable date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution or rights or warrants, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution or rights are to be determined, or (y) the date on which such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up is expected to become effective or occur, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up. Failure to give such notice, or any defect therein, shall not affect the legality or validity of such dividend, distribution, reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up.

(j) Stockholder Rights Plans. Each share of Common Stock issued upon conversion of Series B Preferred Stock pursuant to this Section 8 shall be entitled to receive the appropriate number of rights, if any, and the certificates representing the Common Stock issued upon such conversion shall bear such legends, if any, in each case as may be provided by the terms of any stockholder rights plan adopted by the Corporation, as the same may be amended from time to time. If at the time of conversion, however, the rights have separated from the shares of Common Stock in accordance with the provisions of the applicable stockholder rights agreement so that the holders of Series B Preferred Stock would not be entitled to receive any rights in respect of Common Stock issuable upon conversion of Series B Preferred Stock, the Conversion Rate shall be adjusted as if the Corporation distributed to all holders of Common Stock shares of the Corporation’s capital stock, evidences of indebtedness or assets (including securities but excluding rights or warrants to purchase Common Stock issued to all holders of Common Stock, Common Stock issued as a dividend or distribution on Common Stock and cash distributions), subject to readjustment in the event of the expiration, termination or redemption of the rights.

(k) Automatic Conversion by the Corporation.

(i) The Corporation may elect to automatically convert up to 50% of the shares of Series B Preferred Stock Outstanding as of the Close of Business on the last day of the Measurement Period defined below (and corresponding accumulated and unpaid dividends thereon) in whole or in part (an “Automatic Conversion”) at any time or from time to time after the Lock-Up Expiration Date if (i) the Closing Sale Price of the Common Stock has exceeded 150% of the IPO Price (as such price may be appropriately adjusted for any stock combinations or stock splits of or stock dividends on the Common Stock subsequent to the Issue Date) for at least 20 Trading Days in any 30 consecutive Trading Day period (such period, a “Measurement Period”), ending within five Trading Days prior to the date of the Automatic Conversion Notice (as defined below) and (ii) the average daily trading volume of the Common Stock for at least 20 Trading Days in such Measurement Period exceeds 200,000 shares or $2,500,000.

(ii) In addition to the Corporation’s right under Section 8(k)(i) above, the Corporation may elect to automatically convert up to all of the then Outstanding shares of Series B Preferred Stock (and corresponding accumulated and unpaid dividends thereon) in whole or in part at any time or from time to time after the Lock-Up Expiration Date if (i) the Closing Sale Price of the Common Stock has exceeded 160% of the IPO Price (as such price may be appropriately adjusted for any stock combinations or stock splits of or stock dividends on the Common Stock subsequent to the Issue Date) for at least 20 Trading Days in a Measurement Period ending within five Trading Days prior to the date of the Automatic Conversion Notice and (ii) the average daily trading volume of the Common Stock for at least 20 Trading Days in such Measurement Period exceeds 200,000 shares or $2,500,000.

(iii) If the Corporation desires to exercise its rights of Automatic Conversion, the Corporation or, at the written request and expense of the Corporation, the Registrar, shall mail or cause to be mailed to each Holder subject to such Automatic Conversion notice (the “Automatic Conversion Notice”) of an Automatic Conversion not more than 30 calendar days but not less than 10 calendar days prior to the date on which the shares of Series B Preferred Stock will be automatically converted (the “Automatic Conversion Date”). If the Corporation gives such notice, it shall also deliver a copy of such Automatic Conversion Notice to the Registrar. If such notice is to be given by the Registrar, the Corporation shall prepare and provide the form and content of such Automatic Conversion Notice to the Registrar. Such mailing shall be by first class mail. The notice, if mailed in the manner herein provided, shall be conclusively presumed to have been duly given, whether or not the Holder receives such notice. In any case, failure to give such notice by mail or any defect in the notice to the Holder of any shares of Series B Preferred Stock designated for Automatic Conversion as a whole or in part shall not affect the validity of the proceedings for the Automatic Conversion of any other shares of Series B Preferred Stock.

(iv) Each Automatic Conversion Notice shall specify the number of shares of Series B Preferred Stock and amount of accumulated and unpaid dividends thereon to be automatically converted, the

CUSIP number or numbers of the Series B Preferred Stock being automatically converted, the Automatic Conversion Date, that on and after said date dividends thereon or on the portion thereof to be automatically converted will cease to accumulate, the place or places where such shares of Series B Preferred Stock are to be surrendered for conversion, and the Conversion Rate then in effect.

(v) If fewer than all the Outstanding shares of Series B Preferred Stock are to be automatically converted on any given Automatic Conversion Date, the Automatic Conversion Notice shall identify the shares of Series B Preferred Stock to be automatically converted (including the certificate number, the total number of shares represented thereby and the number of such shares being automatically converted on the Automatic Conversion Date) and shall state that, in the event any certificate representing shares of Series B Preferred Stock, not all of which are to be automatically converted, is surrendered for conversion, a new certificate representing the unconverted portion of such shares will be issued.

(vi) If the Corporation opts to automatically convert less than all of the Outstanding shares of Series B Preferred Stock on any given Automatic Conversion Date, the Registrar shall select or cause to be selected the shares of Series B Preferred Stock to be automatically converted on a pro rata basis. If any certificate representing shares of Series B Preferred Stock selected for partial Automatic Conversion is submitted for voluntary conversion in part after such selection and before mailing of the Automatic Conversion Notice, the portion of such certificate submitted for voluntary conversion shall be deemed (so far as may be possible) to be the portion to be selected for Automatic Conversion. The shares of Series B Preferred Stock so selected shall be deemed duly selected for Automatic Conversion for all purposes hereof, notwithstanding that any such shares are submitted for voluntary conversion in part before the mailing of the Automatic Conversion Notice.

(vii) In the event of an Automatic Conversion, the Corporation shall issue and deliver a certificate or certificates for the number of shares of Common Stock issuable upon conversion of the shares of Series B Preferred Stock subject to such Automatic Conversion along with any cash in respect of any fractional shares of Common Stock otherwise issuable upon conversion.

(viii) All shares of Series B Preferred Stock subject to an Automatic Conversion shall be delivered to the Conversion Agent. In case fewer than the full number of shares of Series B Preferred Stock evidenced by the surrendered certificate or certificates are being converted, the Corporation shall execute and the Transfer Agent shall authenticate and deliver a new certificate or certificates, of like tenor, for the number of shares evidenced by such surrendered certificate or certificates less the number of shares being converted.

(ix) Upon conversion, dividends on the shares of Series B Preferred Stock so called for Automatic Conversion shall cease to accumulate, and the Holders thereof shall have no right in respect of such shares except the right to receive the shares of Common Stock and cash, if any, to which they are entitled pursuant to this Section 8(k).

(x) If any of the provisions of this Section 8(k) are inconsistent with applicable law at the time of such Automatic Conversion, such law shall govern.

9. Consolidation, Merger, Sale, Etc. The Corporation shall not consolidate with or merge into any other Person or Persons (whether or not affiliated with the Corporation), nor shall the Corporation or its successor or successors be a party or parties to successive consolidations or mergers, nor shall the Corporation sell, convey, transfer or lease all or substantially all of the property and assets of the Corporation to any other Person (whether or not affiliated with the Corporation) (a) unless in each case (i) any then Outstanding shares of Series B Preferred Stock remain Outstanding (other than shares redeemed, repurchased or converted in accordance with the provisions of Section 7 or Section 8, as the case may be) or, in the case of any merger or consolidation with respect to which the Corporation is not the surviving or resulting entity, are converted into or exchanged for preference securities of the surviving or resulting entity or its ultimate parent and the entity issuing those preference securities is organized and existing under the laws of the United States of America, any state thereof or the District of Columbia and is a corporation for U.S. federal income tax purposes and (ii) such shares remaining Outstanding or such preference securities, as the case may be, have such rights, preferences, privileges and voting powers, and limitations and restrictions thereof, taken as a whole, that are not materially less favorable to the holders thereof than the rights, preferences, privileges and voting powers, and limitations and restrictions of the Series B Preferred Stock immediately prior to the consummation of such transaction, taken as a whole, or (b) except as may be provided in a definitive agreement relating to such a transaction that has been approved by the stockholders of the Corporation (including the holders of the then Outstanding shares of Series B Preferred Stock). For purposes of this Section 9, the term “all or substantially all of the property and assets of the Corporation” shall be interpreted in the same manner as such term is interpreted with respect to indentures for debt securities that are governed by the law of the State of New York.

10. Certificates.

(a) Form and Dating. The Series B Preferred Stock certificate shall be substantially in the form set forth in Exhibit A, which is hereby incorporated in and expressly made a part of this Restated Certificate. The Series B Preferred Stock certificate may have notations, legends or endorsements required by law, stock exchange rules, agreements to which the Corporation is subject, if any, or usage; provided that any such notation, legend or endorsement is in a form acceptable to the Corporation. Each Series B Preferred Stock certificate shall be dated the date of its authentication.

(i) Certificated Series B Preferred Stock. The Series B Preferred Stock shall be issued initially in the form of physical certificates in fully registered certificated form (“Certificated Series B Preferred Stock”).

(ii) Global Series B Preferred Stock. The Series B Preferred Stock may be issued in the form of one or more fully registered global certificates with the global securities legend set forth in Exhibit A hereto (the “Global Series B Preferred Stock”), which shall be deposited on behalf of the Holders represented thereby with the Transfer Agent, as custodian for the Depositary (or with such other custodian as the Depositary may direct), and registered in the name of the Depositary or a nominee of the Depositary, duly executed by the Corporation and authenticated by the Transfer Agent as hereinafter provided. The number of shares of Series B Preferred Stock represented by Global Series B Preferred Stock may from time to time be increased or decreased by adjustments made on the records of the Transfer Agent and the Depositary or its nominee as hereinafter provided.

(iii) Book-Entry Provisions. In the event Global Series B Preferred Stock is deposited with or on behalf of the Depositary, the Corporation shall execute and the Transfer Agent shall authenticate and deliver initially one or more Global Series B Preferred Stock certificates that (a) shall be registered in the name of the Depositary as Depositary for such Global Series B Preferred Stock or the nominee of the Depositary and (b) shall be delivered by the Transfer Agent to the Depositary or pursuant to the Depositary’s instructions or held by the Transfer Agent as custodian for the Depositary.

Members of, or participants in, the Depositary (“Agent Members”) shall have no rights under this Section F with respect to any Global Series B Preferred Stock held on their behalf by the Depositary or by the Transfer Agent as the custodian of the Depositary or under such Global Series B Preferred Stock, and the Depositary may be treated by the Corporation, the Transfer Agent and any agent of the Corporation or the Transfer Agent as the absolute owner of such Global Series B Preferred Stock for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Corporation, the Transfer Agent or any agent of the Corporation or the Transfer Agent from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and its Agent Members, the operation of customary practices of the Depositary governing the exercise of the rights of a holder of a beneficial interest in any Global Series B Preferred Stock.

(b) Execution and Authentication. Two Officers shall sign the Series B Preferred Stock certificate for the Corporation by manual or facsimile signature, in accordance with the Corporation’s Bylaws and applicable law.

If an Officer whose signature is on a Series B Preferred Stock certificate no longer holds that office at the time the Transfer Agent authenticates the Series B Preferred Stock certificate, the Series B Preferred Stock certificate shall be valid nevertheless.

A Series B Preferred Stock certificate shall not be valid until an authorized signatory of the Transfer Agent signs the Series B Preferred Stock certificate by manual signature. The signature shall be conclusive evidence that the Series B Preferred Stock certificate has been authenticated under this Section F.

The Transfer Agent shall authenticate and deliver certificates of Series B Preferred Stock for original issue upon a written order of the Corporation in the form of an Officer’s Certificate. Such order shall specify the number of shares of Series B Preferred Stock to be authenticated and the date on which the original issue of the Series B Preferred Stock is to be authenticated.

The Transfer Agent may appoint an authenticating agent reasonably acceptable to the Corporation to authenticate the certificates for the Series B Preferred Stock. Unless limited by the terms of such appointment, an authenticating agent may authenticate certificates for the Series B Preferred Stock whenever the Transfer Agent may do so. Each reference in this Section F to authentication by the Transfer Agent includes authentication by such agent. An authenticating agent has the same rights as the Transfer Agent or agent for service of notices and demands.

(c) Transfer and Exchange.

(i) Transfer and Exchange of Certificated Series B Preferred Stock. When Certificated Series B Preferred Stock is presented to the Transfer Agent with a request to register the transfer of such Certificated Series B Preferred Stock or to exchange such Certificated Series B Preferred Stock for an equal number of shares of Certificated Series B Preferred Stock, the Transfer Agent shall register the transfer or make the exchange as requested if its reasonable requirements for such transaction are met; provided, however, that the Certificated Series B Preferred Stock surrendered for transfer or exchange shall be duly endorsed or accompanied by a written instrument of transfer in form reasonably satisfactory to the Corporation and the Transfer Agent, duly executed by the Holder thereof or its attorney duly authorized in writing.

(ii) Restrictions on Transfer of Certificated Series B Preferred Stock for a Beneficial Interest in Global Series B Preferred Stock. Certificated Series B Preferred Stock may not be exchanged for a beneficial interest in Global Series B Preferred Stock except upon satisfaction of the requirements set forth below. Upon receipt by the Transfer Agent of Certificated Series B Preferred Stock, duly endorsed or accompanied by appropriate instruments of transfer, in form reasonably satisfactory to the Corporation and the Transfer Agent, together with written instructions directing the Transfer Agent to make, or to direct the Depositary to make, an adjustment on its books and records with respect to such Global Series B Preferred Stock to reflect an increase in the number of shares of Series B Preferred Stock represented by the Global Series B Preferred Stock, then the Transfer Agent shall cancel such Certificated Series B Preferred Stock and cause, or direct the Depositary to cause, in accordance with the standing instructions and procedures existing between the Depositary and the Transfer Agent, the number of shares of Series B Preferred Stock represented by the Global Series B Preferred Stock to be increased accordingly. If no Global Series B Preferred Stock is then outstanding, the Corporation shall issue and the Transfer Agent shall authenticate, upon written order of the Corporation in the form of an Officer’s Certificate, a new Global Series B Preferred Stock representing the appropriate number of shares.

(iii) Transfer and Exchange of Global Series B Preferred Stock. The transfer and exchange of Global Series B Preferred Stock or beneficial interests therein shall be effected through the Depositary, in accordance with this Section F (including applicable restrictions on transfer set forth herein, if any) and the procedures of the Depositary therefor.

(iv) Transfer of a Beneficial Interest in Global Series B Preferred Stock for Certificated Series B Preferred Stock.

(A) Any Person having a beneficial interest in Series B Preferred Stock may upon request, but only with the consent of the Corporation, exchange such beneficial interest for Certificated Series B Preferred Stock representing the same number of shares of Series B Preferred Stock. Upon receipt by the Transfer Agent of written instructions or such other form of instructions as is customary for the Depositary from the Depositary or its nominee on behalf of any Person having a beneficial interest in Global Series B Preferred Stock, then, the Transfer Agent or the Depositary, at the direction of the Transfer Agent, shall cause, in accordance with the standing instructions and procedures existing between the Depositary and the Transfer Agent, the number of shares of Series B Preferred Stock represented by Global Series B Preferred Stock to be reduced on its books and records and, following such reduction, the Corporation shall execute and the Transfer Agent shall authenticate and deliver to the transferee Certificated Series B Preferred Stock.

(B) Certificated Series B Preferred Stock issued in exchange for a beneficial interest in a Global Series B Preferred Stock pursuant to this Section 9(c)(iv) shall be registered in such names and in such authorized denominations as the Depositary, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Transfer Agent. The Transfer Agent shall deliver such Certificated Series B Preferred Stock to the Persons in whose names such Series B Preferred Stock are so registered in accordance with the instructions of the Depositary.

(v) Restrictions on Transfer and Exchange of Global Series B Preferred Stock. Notwithstanding any other provisions of this Section F (other than the provisions set forth in Section 9(c)(vi)), Global Series B Preferred Stock may not be transferred as a whole except by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.

(vi) Authentication of Certificated Series B Preferred Stock. If at any time:

(A) the Depositary notifies the Corporation that the Depositary is unwilling or unable to continue as Depositary for the Global Series B Preferred Stock and a successor Depositary for the Global Series B Preferred Stock is not appointed by the Corporation within 90 days after delivery of such notice;

(B) the Depositary ceases to be a clearing agency registered under the Exchange Act and a successor Depositary for the Global Series B Preferred Stock is not appointed by the Corporation within 90 days; or

(C) the Corporation, in its sole discretion, notifies the Transfer Agent in writing that it elects to discontinue the use of book-entry transfer through the Depositary (or any successor Depositary), then the Corporation shall execute, and the Transfer Agent, upon receipt of a written order of the Corporation in the form of an Officer’s Certificate requesting the authentication and delivery of Certificated Series B Preferred Stock to the Persons designated by the Corporation, shall authenticate and deliver Certificated Series B Preferred Stock equal to the number of shares of Series B Preferred Stock represented by the Global Series B Preferred Stock, in exchange for such Global Series B Preferred Stock.

(vii) Cancellation or Adjustment of Global Series B Preferred Stock. At such time as all beneficial interests in Global Series B Preferred Stock have either been exchanged for Certificated Series B Preferred Stock, converted or cancelled, such Global Series B Preferred Stock shall be returned to the Depositary for cancellation or retained and canceled by the Transfer Agent. At any time prior to such cancellation, if any beneficial interest in Global Series B Preferred Stock is exchanged for Certificated Series B Preferred Stock, converted or canceled, the number of shares of Series B Preferred Stock represented by such Global Series B

Preferred Stock shall be reduced and an adjustment shall be made on the books and records of the Transfer Agent with respect to such Global Series B Preferred Stock, by the Transfer Agent or the Depositary, to reflect such reduction.

(viii) Obligations with Respect to Transfers and Exchanges of Series B Preferred Stock.

(A) To permit registrations of transfers and exchanges, the Corporation shall execute and the Transfer Agent shall authenticate Certificated Series B Preferred Stock and Global Series B Preferred Stock as required pursuant to the provisions of this Section 9(c).

(B) All Certificated Series B Preferred Stock and Global Series B Preferred Stock issued upon any registration of transfer or exchange of Certificated Series B Preferred Stock or Global Series B Preferred Stock shall be the valid obligations of the Corporation, entitled to the same benefits under this Section F as the Certificated Series B Preferred Stock or Global Series B Preferred Stock surrendered upon such registration of transfer or exchange.

(C) Prior to due presentment for registration of transfer of any shares of Series B Preferred Stock, the Transfer Agent and the Corporation may deem and treat the Person in whose name such shares of Series B Preferred Stock are registered as the absolute owner of such Series B Preferred Stock and neither the Transfer Agent nor the Corporation shall be affected by notice to the contrary.

(D) No service charge shall be made to a Holder for any registration of transfer or exchange upon surrender of any Series B Preferred Stock certificate or Common Stock certificate at the office of the Transfer Agent maintained for that purpose. However, the Corporation may require payment of a sum sufficient to cover any tax, assessment or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Series B Preferred Stock certificates or Common Stock certificates.

(E) None of the Corporation, the Transfer Agent or the Registrar shall be required to exchange or register a transfer of (i) any Series B Preferred Stock for a period of 15 days next preceding any selection of Series B Preferred Stock to be redeemed, (ii) any Series B Preferred Stock called for redemption pursuant to Section 7, (iii) any Series B Preferred Stock surrendered for purchase (and not withdrawn) in accordance with Section 7, (iv) any Series B Preferred Stock surrendered for redemption at the option of the Holder thereof (and not withdrawn) pursuant to Section 7, or (v) any Series B Preferred Stock surrendered for conversion pursuant to Section 8.

(ix) No Obligation of the Transfer Agent.

(A) The Transfer Agent shall have no responsibility or obligation to any beneficial owner of Global Series B Preferred Stock, any Agent Member or any other Person with respect to the accuracy of the records of the Depositary, if any, or its nominee or of any participant or member thereof, with respect to any ownership interest in the Series B Preferred Stock or with respect to the delivery to any Agent Member, beneficial owner or other Person (other than the Depositary, if any) of any notice or the payment of any amount, under or with respect to such Global Series B Preferred Stock. All notices and communications to be given to the Holders and all payments to be made to Holders under the Series B Preferred Stock shall be given or made only to the Holders (which shall be the Depositary or its nominee in the case of the Global Series B Preferred Stock). The rights of beneficial owners in any Global Series B Preferred Stock shall be exercised only through the Depositary subject to the applicable rules and procedures of the Depositary. The Transfer Agent may rely and shall be fully protected in relying upon information furnished by the Depositary with respect to its Agent Members and any beneficial owners.
(B) The Transfer Agent shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Section F or under applicable law with respect to any transfer of any interest in any Series B Preferred Stock (including any transfers between or among

Agent Members or beneficial owners in any Global Series B Preferred Stock) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of this Section F, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

(d) Replacement Certificates.

(i) If any of the Series B Preferred Stock certificates shall become mutilated or be lost, stolen or destroyed, the Corporation in its discretion may execute, and upon its written request the Transfer Agent or an authenticating agent appointed by the Transfer Agent shall authenticate and deliver, a new Series B Preferred Stock certificate of like tenor and representing an equivalent amount of shares of Series B Preferred Stock, in exchange and in substitution for and upon cancellation of the mutilated Series B Preferred Stock certificate, or in lieu of and substitution for the Series B Preferred Stock certificate so lost, stolen or destroyed. In every case, the applicant for a substituted Series B Preferred Stock certificate shall furnish to the Corporation, to the Transfer Agent and, if applicable, to such authenticating agent such security or indemnity as may be required by them to save each of them harmless from any loss, liability, cost or expense caused by or connected with such substitution, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Corporation, to the Transfer Agent and, if applicable, to such authenticating agent evidence to their satisfaction of the destruction, loss or theft of such Series B Preferred Stock certificate and of the ownership thereof.

(ii) The Transfer Agent or such authenticating agent, as the case may be, may authenticate any such substituted Series B Preferred Stock certificate and deliver the same upon the receipt of such security or indemnity and evidence, as described in the preceding paragraph, the Transfer Agent, the Corporation and, if applicable, such authenticating agent may require. Upon the issuance of any substituted Series B Preferred Stock certificate, the Corporation or the Transfer Agent may require the payment by the holder of a sum sufficient to cover any tax, assessment or other governmental charge that may be imposed in relation thereto and any other expenses connected therewith. In case any Series B Preferred Stock certificate representing shares of Series B Preferred Stock that have been called for redemption or surrendered for purchase or are to be converted into Common Stock shall become mutilated or be destroyed, lost or stolen, the Corporation may, in its sole discretion, instead of issuing a substitute Series B Preferred Stock certificate, pay or authorize the payment of or convert or authorize the conversion of the same (without surrender thereof except in the case of a mutilated Series B Preferred Stock certificate), as the case may be, if the applicant for such payment or conversion shall furnish to the Corporation, to the Transfer Agent and, if applicable, to such authenticating agent such security or indemnity as may be required by them to save each of them harmless for any loss, liability, cost or expense caused by or in connection with such substitution, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Corporation, the Transfer Agent and, if applicable, any Paying Agent or Conversion Agent evidence to their satisfaction of the destruction, loss or theft of such Series B Preferred Stock certificate and of the ownership thereof.

(e) Temporary Certificates. Until definitive Series B Preferred Stock certificates are ready for delivery, the Corporation may prepare and the Transfer Agent shall, upon written request of the Corporation, authenticate and deliver temporary Series B Preferred Stock certificates. Temporary Series B Preferred Stock certificates shall be substantially in the form of definitive Series B Preferred Stock certificates, but with such omissions, insertions and variations as may be appropriate for temporary Series B Preferred Stock certificates, all as may be determined by the Corporation. Every such temporary Series B Preferred Stock certificate shall be executed by the Corporation and authenticated by the Transfer Agent upon the same conditions and in substantially the same manner, and with the same effect, as the definitive Series B Preferred Stock certificates. Without unreasonable delay, the Corporation shall execute and deliver to the Transfer Agent definitive Series B Preferred Stock certificates and thereupon any or all temporary Series B Preferred Stock certificates may be surrendered in exchange therefor, at the office of the Transfer Agent, and the Transfer Agent shall authenticate and deliver in exchange for such temporary Series B Preferred Stock certificates definitive Series B Preferred Stock certificates representing an equal number of shares. Such exchange shall be made by the Corporation at its own expense and without any charge therefor. Until so exchanged, the temporary Series B Preferred Stock certificates shall in all respects be entitled to the same benefits and subject to the same limitations under this Section F as definitive Series B Preferred Stock certificates authenticated and delivered hereunder.

(f) Cancellation. All Certificated Series B Preferred Stock surrendered for the purpose of payment, redemption, purchase, conversion, exchange or registration of transfer shall, if surrendered to the Corporation, the Paying Agent, the Registrar or the Conversion Agent, be surrendered to the Transfer Agent and promptly canceled by it, or, if surrendered to the Transfer Agent, shall be promptly canceled by it, and no Certificated Series B Preferred Stock shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Section F. The Transfer Agent shall dispose of such canceled certificates in accordance with its customary procedures. In the event the Corporation shall purchase or otherwise acquire Certificated Series B Preferred Stock, the same shall thereupon be delivered to the Transfer Agent for cancellation.

(i) At such time as all beneficial interests in Global Series B Preferred Stock have either been exchanged for Certificated Series B Preferred Stock, converted, repurchased or canceled, such Global Series B Preferred Stock shall thereupon be delivered to the Transfer Agent for cancellation.

(ii) The Transfer Agent and no one else shall cancel and destroy all Series B Preferred Stock certificates surrendered for transfer, exchange, replacement or cancellation and deliver a certificate of such destruction to the Corporation unless the Corporation directs the Transfer Agent to deliver canceled Series B Preferred Stock certificates to the Corporation. The Corporation may not issue new Series B Preferred Stock certificates to replace Series B Preferred Stock certificates to the extent they evidence Series B Preferred Stock that the Corporation has purchased or otherwise acquired.

11. Registrar and Transfer Agent. The duly appointed Transfer Agent (the “Transfer Agent”) and Registrar (the “Registrar”) for the Series B Preferred Stock shall be BNY Mellon Shareowner Services. The Corporation may, in its sole discretion, remove the Transfer Agent and Registrar in accordance with the agreement between the Corporation and the Transfer Agent and Registrar; provided that the Corporation shall appoint a successor transfer agent and registrar who shall accept such appointment prior to the effectiveness of such removal.

12. Paying Agent and Conversion Agent. The Corporation shall maintain in the United States (i) an office or agency in the United States where the Series B Preferred Stock may be presented for payment (the “Paying Agent”) and (ii) an office or agency where the Series B Preferred Stock may be presented for conversion (the “Conversion Agent”). The Transfer Agent shall act as Paying Agent and Conversion Agent, unless another Paying Agent or Conversion Agent is appointed by the Corporation. The Corporation may appoint the Registrar, the Paying Agent and the Conversion Agent and may appoint one or more additional paying agents and one or more additional conversion agents in such other locations as it shall determine. The term “Paying Agent” includes any additional paying agent and the term “Conversion Agent” includes any additional conversion agent. The Corporation may change any Paying Agent or Conversion Agent without prior notice to any Holder. The Corporation shall notify the Registrar of the name and address of any Paying Agent or Conversion Agent appointed by the Corporation. If the Corporation fails to appoint or maintain another entity as Paying Agent or Conversion Agent, the Registrar shall act as such. The Corporation or any of its Affiliates may act as Paying Agent, Registrar or Conversion Agent.

13. No Preemptive Rights. No share of Series B Preferred Stock shall have any rights of preemption whatsoever as to any securities of the Corporation, or any warrants, rights or options issued or granted with respect thereto, regardless of how such securities, or such warrants, rights or options, may be designated, issued or granted.

14. Currency. All payments and distributions on or with respect to the Series B Preferred Stock shall be made in U.S. currency. All references herein to “$”or “dollars” refer to U.S. currency.

15. Reacquired Shares. Shares of Series B Preferred Stock that are duly converted in accordance with Section 8 or that are repurchased or otherwise acquired by the Corporation shall, upon the effectiveness of such conversion, repurchase or reacquisition, resume the status of authorized but unissued shares of Preferred Stock, undesignated as to series and available for future issuance; provided that any such canceled shares of Series B Preferred Stock may be reissued only as shares of any series of Preferred Stock other than Series B Preferred Stock. The Corporation may from time to time take such appropriate action as may be necessary to reduce the authorized number of shares of Series B Preferred Stock.

16. Notices. With respect to any notice to a Holder of Series B Preferred Stock required to be provided this Section F, neither failure to mail such notice, nor any defect therein or in the mailing thereof, to any particular Holder shall affect the sufficiency of the notice or the validity of the proceedings referred to in such notice with respect to the other Holders or affect the legality or validity of any distribution, rights, warrant, reclassification, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding-up, or the vote upon any such action. Any notice that was mailed in the manner provided in this Section F shall be conclusively presumed to have been duly given whether or not the Holder receives the notice. All notice periods referred to in this Section F shall commence on the date of the mailing of the applicable notice. Notice to any Holder of Series B Preferred Stock shall be given to the registered address set forth in the Corporation’s stock register, or for Global Series B Preferred Stock, to the Depositary in accordance with its procedures.

17. Legal Holidays. Any payments required to be made under this Section F on any day that is not a Business Day shall be made on the next succeeding Business Day without interest or additional payment for such delay. Any actions required to be made this Section F on any day that is not a Business Day shall be taken on the next succeeding Business Day.

18. Calculations. Except as otherwise provided in this Section F, the Corporation shall be responsible for making all calculations called for under this Section F. These calculations include, but are not limited to, determinations of the Closing Sale Price and Daily VWAP of the Common Stock, accumulated dividends payable on the Series B Preferred Stock, the Aggregate Net Proceeds, the Available Net Proceeds, the amount of the Make-Whole Payment, and the Conversion Rate of the Series B Preferred Stock. The Corporation shall make all these calculations in good faith and, absent manifest error, such calculations will be final and binding on the Holders of the Series B Preferred Stock. The Corporation shall provide a schedule of its calculations to the Transfer Agent, and the Transfer Agent is entitled to rely conclusively upon the accuracy of such calculations without independent verification. The Transfer Agent will forward such calculations to any Holder upon the written request of such Holder.

19. Headings. The headings of the Sections of this Section F are for convenience of reference only and shall not define, limit or affect any of the provisions hereof.

ARTICLE V

In furtherance and not in limitation of the powers conferred by statute, the Board of Directors of the Corporation shall have the power, subject to the rights of any holders of Preferred Stock that may be in existence at such time, both before and after receipt of any payment for any of the Corporation’s capital stock, to adopt, amend, repeal or otherwise alter the Bylaws of the Corporation without any action on the part of the stockholders; provided, however, that the grant of such power to the Board of Directors of the Corporation shall not divest the stockholders of nor limit their power, to adopt, amend, repeal or otherwise alter the Bylaws.

ARTICLE VI

Elections of directors need not be by written ballot.

ARTICLE VII

The Corporation reserves the right to adopt, repeal, rescind or amend in any respect any provisions contained in this Restated Certificate in the manner now or hereafter prescribed by applicable law, and all rights conferred on stockholders herein are granted subject to this reservation.

ARTICLE VIII

A. A director of the Corporation shall, to the fullest extent permitted by the DGCL as it now exists or as it may hereafter be amended, not be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director.

B. The Corporation shall, to the fullest extent permitted by law and to the extent authorized from time to time by the Board of Directors of the Corporation, grant rights to indemnification and to the advancement of expenses to any person made or threatened to be made a party to an action or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that he, his testator or intestate is or was a director, officer, employee or agent of the Corporation or any predecessor of the Corporation or serves or served at any other enterprise as a director, officer or employee at the request of the Corporation or any predecessor to the Corporation.

C. Neither any amendment nor repeal of this Article VIII nor the adoption of any provision of this Restated Certificate inconsistent with this Article VIII, shall eliminate or reduce the effect of this Article VIII in respect of any matter occurring, or any cause of action, suit or claim that, but for this Article VIII, would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision. If the DGCL hereafter is amended to further eliminate or limit the liability of directors, then the liability of a director of the Corporation, in addition to the limitation on personal liability provided herein, shall be limited to the fullest extent permitted by the amended DGCL. Any repeal or modification of this paragraph by the stockholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director of the Corporation existing at the time of such repeal or modification.

*    *    *

FIFTH: This Second Amended and Restated Certificate of Incorporation was duly adopted by the Board of Directors of the Corporation.

SIXTH: This Second Amended and Restated Certificate of Incorporation was duly adopted by the stockholders in accordance with the provisions of Sections 228, 242 and 245 of the General Corporation Law of the State of Delaware. Written consent of the stockholders has been given with respect to this Second Amended and Restated Certificate of Incorporation in accordance with Section 228 of the General Corporation Law of the State of Delaware, and written notice of the amendments reflected herein has been given to all stockholders who did not consent in writing to such amendments, as provided in Section 228.

IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed by its Chief Executive Officer and attested by its Secretary this      day of                 , 201    .

RENEWABLE ENERGY GROUP, INC.

By
[ ], Chief Executive Officer

Attest:

By
[ ], Secretary

EXHIBIT A

[Form of Face of Series B Preferred Stock Certificate]

[Global Securities Legend] UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, NEW YORK CORPORATION (THE “DEPOSITARY”, WHICH TERM INCLUDES ANY SUCCESSOR DEPOSITARY), TO THE CORPORATION OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT HEREIN IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF THE DEPOSITARY OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE CERTIFICATE OF DESIGNATIONS REFERRED TO BELOW.

IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH REGISTRAR AND TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.]

Number: [ ]	[ ] Shares

CUSIP No:

Series B Preferred Stock

(par value $.0001 per share)

(liquidation preference as specified below)

RENEWABLE ENERGY GROUP, INC., a Delaware corporation (the “Corporation”), hereby certifies that [            ] (the “Holder”) is the registered owner of fully paid and non-assessable shares of preferred stock of the Corporation designated the “Series B Preferred Stock,” par value $.0001 per share and initial liquidation preference $25.00 per share (the “Series B Preferred Stock”). The shares of Series B Preferred Stock are transferable on the books and records of the Registrar, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Series B Preferred Stock represented hereby are issued and shall in all respects be subject to the provisions of the Amended and Restated Certificate of Incorporation of the Corporation, as the same may be amended from time to time in accordance with its terms (the “Restated Certificate”). Capitalized terms used herein but not defined shall have the respective meanings given them in the Restated Certificate. The Corporation will provide a copy of the Restated Certificate to a Holder without charge upon written request to the Corporation at its principal place of business.

Reference is hereby made to select provisions of the Preferred Stock set forth on the reverse hereof, and to the Restated Certificate, which select provisions and the Restated Certificate shall for all purposes have the same effect as if set forth at this place.

Upon receipt of this certificate, the Holder is bound by the Restated Certificate and is entitled to the benefits thereunder.

Unless the Transfer Agent’s Certificate of Authentication hereon has been properly executed, the shares of Preferred Stock evidenced hereby shall not be entitled to any benefit under the Restated Certificate or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, Renewable Energy Group, Inc. has executed this certificate as of the date set forth below.

RENEWABLE ENERGY GROUP, INC.

By:
Name:
Title:

By:
Name:
Title:

Dated:

TRANSFER AGENT’S CERTIFICATE OF AUTHENTICATION

This is one of the certificates representing shares of Series B Preferred Stock referred to in the within mentioned Restated Certificate.

BNY Mellon Shareowner Services, as Transfer Agent

By:

Name:
Title:	Authorized Signatory

Dated:

[Form of Reverse of Series B Preferred Stock Certificate]

RENEWABLE ENERGY GROUP, INC.

Series B Preferred Stock

Dividends on each share of Series B Preferred Stock shall be payable at a rate of 4.50% per annum as provided in the Restated Certificate or such greater amount as provided in the Restated Certificate.

The shares of Series B Preferred Stock shall be redeemable as provided in the Restated Certificate. The shares of Series B Preferred Stock shall be convertible into the Corporation’s Common Stock in the manner and according to the terms set forth in the Restated Certificate.

As required under Delaware law, the Corporation shall furnish to any Holder upon request and without charge, a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of the Corporation’s stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers the shares of Series B Preferred Stock evidenced hereby to:

(Insert assignee’s social security or taxpayer identification number)

(Insert address and zip code of assignee)

and irrevocably appoints:

agent to transfer the shares of Series B Preferred Stock evidenced hereby on the books of the Transfer Agent and Registrar. The agent may substitute another to act for him or her.

Date:

Signature(s):
(Sign exactly as your name(s) appear(s) on the other side of this Certificate)

Signature Guarantee:

(Signature must be guaranteed by an “eligible guarantor institution” (i.e., a bank, stockbroker, savings and loan association or credit union) meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.)

CONVERSION NOTICE

To convert all of the shares of Series B Preferred Stock represented by this Certificate into shares of the Common Stock of the Corporation in accordance with the conditions of the Restated Certificate, check the box ☐

To convert only a portion of the shares of Series B Preferred Stock represented by this Certificate, state the number of shares to be converted:

Any amount required to be paid by the undersigned on account of dividends accompanies this Certificate.

If you want the stock certificate for shares of Common Stock made out in another Person’s name fill in the form below, and you agree to pay all transfer taxes payable with respect thereto:

(Insert the other Person’s social security or taxpayer identification number)

(Insert address and zip code of the other Person)

Date:

Signature(s):

(Sign exactly as your name(s) appear(s) on the other side of this Certificate)

Signature Guarantee:

(Signature must be guaranteed by an “eligible guarantor institution” (i.e., a bank, stockbroker, savings and loan association or credit union) meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.)

The Corporation is not required to issue shares of Common Stock until the original Sereis B Preferred Stock Certificate(s) (or evidence of loss, theft or destruction thereof) to be converted are received by the Corporation or its Transfer Agent. The Corporation shall issue and deliver shares of Common Stock as promptly as practicable following receipt of the original Preferred Stock Certificate(s) to be converted.

OPTION OF HOLDER TO ELECT PURCHASE

If you want to elect to have all of the shares of Series B Preferred Stock represented by this Certificate purchased by the Corporation in an Offer pursuant to the Restated Certificate, check the box: ☐

If you want to elect to have only a portion of the shares of Series B Preferred Stock represented by this Certificate purchased by the Corporation in an Offer pursuant to the Restated Certificate, state the number of shares you elect to have purchased:

Date:

Signature(s):

(Sign exactly as your name(s) appear(s) on the other side of this Certificate)

(Social security or taxpayer identification number)

Signature Guarantee:

(Signature must be guaranteed by an “eligible guarantor institution” (i.e., a bank, stockbroker, savings and loan association or credit union) meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.)

OPTION OF HOLDER TO ELECT REDEMPTION

If you want to elect to have all of the shares of Series B Preferred Stock represented by this Certificate redeemed by the Corporation on June 30, 2015 pursuant to the Restated Certificate, check the box: ☐

If you want to elect to have only a portion of the shares of Series B Preferred Stock represented by this Certificate redeemed by the Corporation on June 30, 2015 pursuant to the Restated Certificate, state the number of shares you elect to have redeemed:

Date:

Signature(s):

(Sign exactly as your name(s) appear(s) on the other side of this Certificate)

(Social security or taxpayer identification number)

SCHEDULE I1

SCHEDULE OF EXCHANGES FOR GLOBAL SECURITY

The initial number of shares of Series B Preferred Stock represented by this Global Series B Preferred Stock Certificate shall be                     . The following exchanges of a part of the Global Series B Preferred Stock represented by this Certificate have been made:

Date of Exchange	Amount of decrease in number of shares represented by this global Certificate	Amount of increase in number of shares represented by this global Certificate	Number of shares represented by this global Certificate following such decrease or increase	Signature of authorized officer of Transfer Agent and Registrar

[1]	To be included only for Global Series B Preferred Stock

ANNEX B

THIRD AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF RENEWABLE ENERGY GROUP, INC.

Renewable Energy Group, Inc. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware (the “DGCL”), hereby certifies as follows:

FIRST: The name of the Corporation is Renewable Energy Group, Inc.

SECOND: The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on April 29, 2009.

THIRD: The Certificate of Incorporation of the Corporation as heretofore amended is hereby amended and restated pursuant to Sections 242 and 245 of the DGCL.

FOURTH: The Certificate of Incorporation of the Corporation shall be amended and restated to read in full as follows:

ARTICLE I

The name of the Corporation is Renewable Energy Group, Inc.

ARTICLE II

The address of the registered office of the Corporation in the State of Delaware is 2711 Centerville Road, Suite 400, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is Corporation Service Company.

ARTICLE III

The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the DGCL.

ARTICLE IV

A. Classes of Stock. The total number of shares of all classes of classes of capital stock that the Corporation shall have authority to issue is four hundred fifty million (450,000,000), consisting of one hundred forty million (140,000,000) shares of Class A Common Stock, par value $.0001 per share (the “Class A Common Stock”), three hundred million (300,000,000) shares of Common Stock, par value $.0001 per share (the “Common Stock”), and ten million (10,000,000) shares of Preferred Stock, par value $.0001 per share (the “Preferred Stock”). The number of authorized shares of Class A Common Stock, Common Stock or Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the then outstanding shares of Class A Common Stock and Common Stock voting together as a single class, without a vote of the holders of the Preferred Stock, or of any series thereof, unless a vote of any such Preferred Stock holders is required by the certificate of incorporation of the Corporation (including any applicable certificate of designations), and if such holders of such Preferred Stock are so entitled to vote thereon, then, except as may otherwise be set forth in the certificate of incorporation of the Corporation (including any applicable certificate of designations), the only stockholder approval required shall be the affirmative vote of a majority of the voting power of the Class A Common Stock, Common Stock and the Preferred Stock so entitled to vote, voting together as a single class.

B. Class A Common Stock and Common Stock. The shares of Class A Common Stock and shares of Common Stock shall be identical in all respects and shall have equal rights and privileges, except as set forth in this Section B. Upon dissolution of the Corporation, holders of Class A Common Stock and holders of Common Stock are entitled to share ratably in the assets thereof that may be available for distribution after satisfaction of creditors and any class or series of stock having a preference on dissolution over the Class A Common Stock and Common Stock. In connection with any merger or consolidation of the Corporation with or into any other entity, shares of Class A Common Stock and Common Stock shall be treated equally, identically and ratably, on a per share basis, with respect to any consideration into which such shares are converted or any other consideration paid or otherwise distributed to stockholders of the Corporation, unless different treatment of the shares of each class is approved by the affirmative vote of the holders of a majority of the outstanding shares of Class A Common Stock and Common Stock, each voting separately as a class.

1. Dividends. Shares of Class A Common Stock and Common Stock shall be treated equally, identically and ratably, on a per share basis, with respect to any dividend or distribution paid or distributed by the Corporation, unless different treatment of the shares of each such class is approved by the affirmative vote of the holders of a majority of the outstanding shares of Class A Common Stock and Common Stock, each voting separately as a class; provided, however, that in the event a dividend or distribution is paid or distributed in the form of Class A Common Stock or Common Stock (or Rights (as defined in Section D below) to acquire such stock), then holders of Class A Common Stock shall receive Class A Common Stock (or Rights to acquire such stock, as the case may be), and holders of Common Stock shall receive Common Stock (or Rights to acquire such stock, as the case may be).

2. Stock Combinations and Subdivisions. If the Corporation in any manner subdivides or combines the outstanding shares of Class A Common Stock or Common Stock, then outstanding shares of the other class will be subdivided or combined in the same proportion and manner, unless different treatment of the shares of each such class is approved by the affirmative vote of the holders of a majority of the outstanding shares of Class A Common Stock and Common Stock, each voting separately as a class.

3. Voting. Except as may otherwise be required by law or the certificate of incorporation, the holders of Class A Common Stock and Common Stock shall, in all matters that may be submitted to a vote or consent of the stockholders, vote together as a single class. Each holder of Class A Common Stock and each holder of Common Stock shall have one vote in respect of each share of Class A Common Stock and Common Stock held by such holder of record on the books of the Corporation.

4. Conversion.

(a) Each share of Class A Common Stock shall automatically, without any further action, convert into one share of Common Stock at the Final Conversion Date (as defined in Section D below). Any stock certificate that immediately prior to the Final Conversion Date represented shares of Class A Common Stock shall from and after the Final Conversion Date represent shares of Common Stock, without the need for surrender or exchange thereof.

(b) The Corporation shall, at all times, reserve and keep available out of the authorized and unissued shares of Common Stock, solely for the purpose of effecting the conversion of the outstanding Class A Common Stock, such number of shares of Common Stock as shall from time to time be sufficient to effect conversion of all outstanding Class A Common Stock and if, at any time, the number of authorized and unissued shares of Common Stock shall not be sufficient to effect conversion of the then outstanding Class A Common Stock, the Corporation shall take such corporate action as may be necessary to increase the number of authorized and unissued shares of Common Stock to such number as shall be sufficient for such purposes.

5. No Reissuance of Class A Common Stock; Rights of Common Stock After the Final Conversion Date.

(a) Following the automatic conversion of all shares of Class A Common Stock into Common Stock pursuant to subparagraph 4(a) above, the reissuance of shares of Class A Common Stock shall be prohibited and such shares shall be retired and cancelled in accordance with Section 243 of the DGCL and the filing with the Secretary of State of the State of Delaware required thereby and upon such retirement and cancellation, all references to the Class A Common Stock in this Third Amended and Restated Certificate of Incorporation (this “Restated Certificate”) shall be eliminated.

(b) From and after the automatic conversion of all shares of Class A Common Stock into Common Stock pursuant to subparagraph 4(a) above, except as otherwise required by law or the certificate of incorporation of the Corporation, each holder of Common Stock shall be entitled to one vote in respect of each share of Common Stock held by such holder of record on the books of the Corporation for the election of directors and on all matters submitted to a vote of stockholders of the Corporation and shall otherwise have the rights conferred by applicable law in respect of such shares.

C. Preferred Stock. The Preferred Stock may be issued from time to time in one or more series, as determined by the Board of Directors. The first series of Preferred Stock shall consist of three million (3,000,000) shares and is designated “Series B Preferred Stock.” The Board of Directors is expressly authorized to provide for the issue, in one or more series, of all or any of the remaining shares of Preferred Stock and, in the resolution or resolutions providing for such issue, to establish for each such series the number of its shares, the voting powers, full or limited, of the shares of such series, or that such shares shall have no voting powers, and the designations, preferences and relative, participating, optional or other special rights of the shares of such series, and the qualifications, limitations or restrictions thereof. The Board of Directors is also expressly authorized (unless forbidden in the resolution or resolutions providing for such issue) to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any series subsequent to the issuance of shares of that series. In case the number of shares of any such series shall be so decreased, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series.

D. Definitions. The following terms, where capitalized in Section B of Article IV of this Restated Certificate, shall have the meanings ascribed to them below.

“Designated Public Offering” means the first sale by the Corporation of Common Stock in a firm commitment underwritten public offering pursuant to an effective registration statement on Form S-1 (or any successor form) under the Securities Act of 1933.

“Final Conversion Date” means 5:00 p.m. in New York City, New York on the expiration date of the underwriters’ lock-up period (including any extension of such lock-up period in accordance with the terms thereof) in connection with the Designated Public Offering as provided for in the underwriting agreement among the Corporation, any selling stockholders named therein and the underwriters with respect to the Designated Public Offering.

“Rights” means any option, warrant, conversion right or contractual right of any kind to acquire shares of the Corporation’s Class A Common Stock or Common Stock, as the case may be.

E. Rights, Preferences, Powers, Restrictions and Limitations of the Series B Preferred Stock. The Series B Preferred Stock shall have such voting powers, preferences and relative, participating, optional or other special rights and qualifications, limitations and restrictions thereof, as follows:

1. Certain Definitions. As used in this Section E, the following terms shall have the meanings defined in this Section E.1. Except as the context otherwise requires, all references within this Section E to Section numbers shall be to Sections within this Section E.

“Adjustment Event” has the meaning specified in Section 8(e)(xi).

“Affiliate” of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, “control”, when used with respect to any specified Person means the power to direct or cause the direction of the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Agent Members” has the meaning specified in Section 10(a)(iii).

“Aggregate Net Proceeds” has the meaning specified in Section 7(f).

“As Converted Dividend Amount” has the meaning specified in Section 3(d).

“As Converted Liquidation Amount” has the meaning specified in Section 5(d).

“Automatic Conversion” has the meaning specified in Section 8(k)(i).

“Automatic Conversion Date” has the meaning specified in Section 8(k)(iii).

“Automatic Conversion Notice” has the meaning specified in Section 8(k)(iii).

“Available Net Proceeds” has the meaning specified in Section 7(f).

“Board of Directors” means the Board of Directors of the Corporation or a duly authorized committee thereof.

“Business Day” means any day except a Saturday, Sunday or legal holiday on which banking institutions in The City of New York are authorized or obligated by law, regulation or executive order to close.

“Capital Stock” means, with respect to any Person, any and all shares, interests, participations or other equivalents (however designated) in equity of such Person, including, without limitation, all Common Stock, but excluding debt securities convertible into such equity.

“Cash Financing Offer” has the meaning specified in Section 7(f).

“Certificated Series B Preferred Stock” has the meaning specified in Section 10(a)(i).

“Change of Control Transaction” means, with respect to the Corporation, the consolidation or merger of the Corporation with or into any other entity, pursuant to which the Common Stock would be converted into or exchanged for Capital Stock of a Person other than the Corporation, other securities, other property or assets; provided, however, that such a consolidation or merger pursuant to which holders of the Corporation’s Capital Stock entitled to vote generally in elections of directors immediately prior to such transaction have the right to exercise, directly or indirectly, 50% or more of the total voting power of all classes of the Capital Stock of the continuing or surviving Person (or any parent thereof) entitled to vote generally in elections of directors of the continuing or surviving Person (or any parent thereof) immediately after giving effect to such transaction shall not be a Change of Control Transaction.

“Class A Common Stock” means, subject to the provisions of Section 8(f), shares of the class designated as Class A Common Stock pursuant to this Restated Certificate or shares of any class or classes resulting from any reclassification or reclassifications thereof and that have no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation and that are not subject to redemption by the Corporation.

“Close of Business” means 5:00 p.m. New York City time.

“Closing Sale Price” of the shares of Common Stock or other equity securities on any date means the closing sale price per share (or, if no closing sale price is reported, the average of the closing bid and ask prices or, if more than one in either case, the average of the average closing bid and the average closing ask prices) on such date as reported in composite transactions for the principal United States securities exchange on which shares of Common Stock or other equity securities are traded or, if the shares of Common Stock or other equity securities are not listed on a United States national or regional securities exchange, as reported by OTC Markets Group Inc. or similar organization. In the absence of such quotations, the Corporation shall be entitled to determine the Closing Sale Price on the basis it considers appropriate. The Closing Sale Price shall be determined without reference to extended or after hours trading.

“Commission” means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the date of this Restated Certificate such Commission is not existing, then the body performing such duties at such time.

“Common Stock” means any stock of any class of the Corporation that has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation and that is not subject to redemption by the Corporation; provided, however, that references to Common Stock in this Section E shall be deemed to exclude any outstanding shares of Class A Common Stock. Subject to the provisions of Section 8(f), however, shares issuable on conversion of Series B Preferred Stock shall include only shares of the class designated as Common Stock pursuant to this Restated Certificate or shares of any class or classes resulting from any reclassification or reclassifications thereof and that have no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation and that are not subject to redemption by the Corporation; provided that if at any time there shall be more than one such resulting class, the shares of each such class then issuable on conversion of Series B Preferred Stock shall be substantially in the proportion that the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of all such classes resulting from all such reclassifications.

“Conversion Agent” has the meaning specified in Section 12.

“Conversion Date” has the meaning specified in Section 8(b).

“Conversion Price” as of any date shall equal $25.00 divided by the Conversion Rate as of such date.

“Conversion Rate” has the meaning specified in Section 8(d).

“Corporation” has the meaning assigned to it in the preamble to this Restated Certificate, and shall include any successor to such Corporation.

“Current Market Price” has the meaning specified in Section 8(e)(vi).

“Daily VWAP” of the Common Stock, in respect of any Trading Day, means the per-share volume-weighted average price on the principal United States securities exchange on which shares of Common Stock are then traded, as displayed under the heading “Bloomberg VWAP” on the Bloomberg page (or its equivalent successor) relating to such Common Stock in respect of the period from the scheduled open of trading until the scheduled close of trading of the primary trading session on such Trading Day (or if such volume-weighted average price is unavailable, the market value of one share of Common Stock on such Trading Day as determined by the Board of Directors in a commercially reasonable manner, using a volume-weighted average price method) and will be determined without regard to after-hours trading or any other trading outside the regular trading session.

“Deferred Dividend Payment Date” has the meaning specified in Section 3(i).

“Depositary” means, the clearing agency registered under the Exchange Act that is designated to act as the Depositary for the Global Series B Preferred Stock, if any. The Depository Trust Company shall be the initial Depositary, until a successor shall have been appointed and become such pursuant to the applicable provisions of this Restated Certificate, and thereafter, “Depositary” shall mean or include such successor.

“Determination Date” has the meaning specified in Section 8(e)(xi).

“Distributed Property” has the meaning specified in Section 8(e)(iii).

“DGCL” means the General Corporation Law of the State of Delaware, as in effect from time to time.

“Dividend Daily Price Fraction” has the meaning specified in Section 4(a).

“Dividend Payment Date” means June 30 and December 30 of each year, beginning on the earliest June 30 or December 30, as the case may be, occurring immediately after the Issue Date.

“Dividend Period” means the period beginning on, and including, a Dividend Payment Date and ending on, and excluding, the next immediately succeeding Dividend Payment Date, with the exception that the first Dividend Period shall commence on, and include, the Issue Date and end on, and exclude, the next immediately succeeding Dividend Payment Date.

“Equity Offering” means the sale of Capital Stock by the Corporation where at least 90% of the consideration received by the Corporation for such Capital Stock is cash (other than Capital Stock sold pursuant to an employee stock option, stock purchase or other employee benefit plan, Capital Stock sold pursuant to the exercise of options, warrants or other rights issued or granted pursuant to an employee stock option, stock purchase or other employee benefit plan, Capital Stock sold pursuant to the exercise of warrants or other rights to acquire Capital Stock existing on the Issue Date, and Capital Stock sold to a Subsidiary of the Corporation) and, for avoidance of doubt, shall not include (x) any sale of Common Stock pursuant to the IPO Underwriting Agreement, (y) any sale of debt securities convertible into or exchangeable for Capital Stock or (z) any issuance of Capital Stock in connection with any acquisition of a business or entity (even though cash may be among the assets of such acquired business or entity).

“Equity Offering Net Proceeds” means the aggregate cash proceeds received by the Corporation in respect of any Equity Offering, net of the direct costs relating to such Equity Offering, including, without limitation, legal, accounting, investment banking and other advisor fees, disbursements and expenses, placement or sales agent fees and commissions, sales commissions, initial purchaser or underwriting discounts and commissions, filing fees and all other expenses in connection with the preparation, printing filing, delivering and shipping of any documents relating to the Equity Offering, all expenses in connection with the registration or qualification of the securities sold in the Equity Offering under applicable securities laws, fees and expenses in connection with listing any securities sold in the Equity Offering on a securities exchange, fees and expenses in connection with the preparation, issuance and delivery of the certificates representing the securities sold in the Equity Offering, including any stock or other transfer taxes and any stamp or other duties payable upon the sale, issuance or delivery of such securities, the cost and charges of any transfer agent or registrar for the securities sold in the Equity Offering, the transportation and other expenses incurred by the Corporation in connection with presentations to prospective purchasers in the Equity Offering or any “road show” undertaken in connection with the marketing of the Equity Offering, and any other expenses required to be paid by the Corporation pursuant to any underwriting, purchase, placement or sales agency, securities purchase or similar agreement relating to the sale of securities in an Equity Offering.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, as in effect from time to time.

“Expiration Time” has the meaning specified in Section 8(e)(v).

“Fair Market Value” has the meaning specified in Section 8(e)(vi).

“Global Series B Preferred Stock” has the meaning specified in Section 10(a)(i).

“Holder Redemption Notice” has the meaning specified in Section 7(i)(iii).

“Holders” means the Persons in whose names the shares of Series B Preferred Stock are registered on the stock register for the Series B Preferred Stock, which may be treated by the Corporation, Transfer Agent, Registrar, Paying Agent and Conversion Agent as the absolute owners of the shares of Series B Preferred Stock for the purpose of making payment and settling any conversion and for all other purposes.

“Initial Conversion Price” means 125% of the IPO Price.

“Initial Optional Redemption Date” has the meaning specified in Section 7.

“IPO” means the initial public offering of the Common Stock pursuant to a firm commitment underwriting and in connection with which the Common Stock becomes listed on a United States national or regional securities exchange.

“IPO Price” means the public offering price (price to public) in the IPO, as set forth on the cover page of the final prospectus relating to the IPO.

“IPO Underwriting Agreement” means the underwriting agreement among the Corporation, any selling stockholders and the underwriters for the IPO, pursuant to which the Corporation sells Common Stock in the IPO.

“Issue Date” means the date of original issuance of the Series B Preferred Stock.

“Junior Stock” has the meaning specified in Section 2(a).

“Liquidation Participation Amount” has the meaning specified in Section 5(d),

“Liquidation Preference” has the meaning specified in Section 5(a).

“Lock-Up Expiration Date” means the expiration date of the underwriters’ lock-up period in connection with the IPO (during which lock-up period the Corporation has agreed, subject to certain exceptions, not to sell or otherwise dispose of shares of Common Stock and which lock-up period may be extended, upon request of the Corporation or the underwriters, to facilitate compliance with FINRA Rule 2711 or NYSE Member Rule 472 or any successor or similar rule or regulation), as provided for in the IPO Underwriting Agreement.

“Make-Whole Payment” has the meaning specified in Section 7(b)(i)

“Measurement Period” has the meaning specified in Section 8(k)(i).

“Offer” means any Cash Financing Offer.

“Offer Amount” has the meaning specified in Section 7(g)(i).

“Offer Period” has the meaning specified in Section 7(g)(iii).

“Offer Price” means, with respect to one share of Series B Preferred Stock, the sum of the Stated Value thereof plus an amount equal to all dividends (whether or not declared) accumulated and unpaid thereon to, but excluding, the Purchase Date, subject to adjustment as provided in Section 7(g)(iv).

“Officer’s Certificate” means a certificate signed by the Chairman of the Board, the Chief Executive Officer, the President, any Vice President (whether or not designated by a number or numbers or word or words added before or after the title “Vice President”), the Chief Financial Officer, the Treasurer, any Assistant Treasurer, the Chief Accounting Officer, the Controller, any Assistant Controller, the Secretary or any Assistant Secretary of the Corporation.

“Open of Business” means 9:00 a.m. New York City time.

“Optional Deferral” has the meaning specified in Section 3(i).

“Optional Deferral Period” has the meaning specified in Section 3(i).

“Optionally Deferred Dividend” has the meaning specified in Section 3(i).

“Outstanding”, when used with reference to the Series B Preferred Stock, means, as of any date of determination, all shares of Series B Preferred Stock outstanding as of such date, except shares of Series B Preferred Stock converted into Common Stock (or for which payment has been given in lieu of fractional shares) pursuant to Section 8 and shares of Series B Preferred Stock deemed not Outstanding pursuant to Section 7; provided, however, that with respect to any Series B Preferred Stock that is to be redeemed, if a notice of redemption has been duly given pursuant to Section 7 and the Paying Agent holds, in accordance with Section 7, money sufficient to pay the Redemption Price for the shares of Series B Preferred Stock to be redeemed, then immediately after the Redemption Date set for such redemption, such shares of Series B Preferred Stock shall cease to be Outstanding; provided further that, in determining whether the Holders of Series B Preferred Stock have given any request, demand, authorization, direction, notice, consent or waiver or taken any other action hereunder, Series B Preferred Stock owned by the Corporation or its Subsidiaries shall be deemed not to be Outstanding, except that, in determining whether the Registrar shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver or other action, only Series B Preferred Stock that the Registrar has actual knowledge of being so owned shall be deemed not to be Outstanding.

“Parity Stock” has the meaning specified in Section 2(b).

“Paying Agent” has the meaning specified in Section 12.

“Person” means a corporation, an association, a partnership, a limited liability company, an individual, a joint venture, a joint stock company, a trust, an unincorporated organization or a government or an agency or a political subdivision thereof.

“Preferred Stock” has the meaning specified in Section A of Article IV of this Restated Certificate.

“Pro Rata Percentage” has the meaning specified in Section 7(g)(i).

“Purchase Date” has the meaning specified in Section 7(g)(iii).

“Purchased Shares” has the meaning specified in Section 8(e)(v).

“Record Date” has the meaning specified in Section 8(e)(vi).

“Regular Record Date,” with respect to any Dividend Payment Date, shall mean the December 15 and June 15 (whether or not such day is a Business Day) immediately preceding the applicable December 30 or June 30 Dividend Payment Date, respectively.

“Redemption Date” means (a) in the case of a redemption pursuant to Sections 7(a), 7(b), 7(h) and 7(j), the date fixed for redemption, and (b) in the case of a redemption pursuant to Section 7(i), June 30, 2015.

“Redemption Price” means, with respect to one share of Series B Preferred Stock, the sum of the Stated Value thereof plus an amount equal to all dividends (whether or not declared) accumulated and unpaid thereon to, but excluding, the Redemption Date, subject to adjustment as provided in Section 7(e).

“Registrar” has the meaning specified in Section 9.

“Restated Certificate” has the meaning specified in Section B of this Article IV, as the same may be amended, modified or restated from time to time.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, as in effect from time to time.

“Senior Stock” has the meaning specified in Section 2(c).

“Spin-Off” has the meaning specified in Section 8(e)(iii).

“Stated Value” means, with respect to one share of Series B Preferred Stock, $25.00.

“Subsidiary” means, with respect to any Person, (i) any corporation, association or other business entity of which more than 50% of the total voting power of shares of capital stock or other equity interest entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other subsidiaries of that Person (or a combination thereof) and (ii) any partnership (a) the sole general partner or managing general partner of which is such Person or a subsidiary of such Person or (b) the only general partners of which are such Person or of one or more subsidiaries of such Person (or any combination thereof).

“Trading Day” means (x) if the applicable security is listed or admitted for trading on The NASDAQ Stock Market, the New York Stock Exchange or another national securities exchange, a day on which The NASDAQ Stock Market, the New York Stock Exchange or another national securities exchange is open for business or (y) if the applicable security is not so listed, admitted for trading or quoted, any day other than a Saturday or Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

“Transfer Agent” has the meaning specified in Section 9.

“Trigger Event” has the meaning specified in Section 8(e)(iii).

“Valuation Period” has the meaning specified in Section 8(e)(iii).

2. Rank. The Series B Preferred Stock shall, with respect to dividend rights and rights upon liquidation, winding-up or dissolution, rank:

(a) senior to the Common Stock, the Class A Common Stock and any other class or series of Capital Stock of the Corporation, the terms of which expressly provide that such class or series ranks junior to the Series B Preferred Stock as to dividend rights and rights on liquidation, winding-up and dissolution of the Corporation (collectively, together with any warrants, rights, calls or options exercisable for or convertible into such Capital Stock, the “Junior Stock”);

(b) on a parity with any class or series of Capital Stock of the Corporation, the terms of which expressly provide that such class or series ranks on a parity with the Series B Preferred Stock as to dividend rights and rights on liquidation, winding-up and dissolution of the Corporation (collectively, together with any warrants, rights, calls or options exercisable for or convertible into such Capital Stock, the “Parity Stock”); and

(c) junior to each class or series of Capital Stock of the Corporation, the terms of which do not expressly provide that such class or series ranks junior to or on a parity with the Series B Preferred Stock as to dividend rights and rights on liquidation, winding up and dissolution of the Corporation (collectively, together with any warrants, rights, calls or options exercisable for or convertible into such Capital Stock, the “Senior Stock”).

3. Dividends.

(a) The Holders of Series B Preferred Stock shall be entitled to receive, when, as and if, declared by the Board of Directors out of funds of the Corporation legally available for the payment of dividends, cumulative dividends at the rate per annum of 4.50% of the Stated Value per share. Such dividends shall be payable in arrears on each Dividend Payment Date, in preference to and in priority over dividends on any Junior Stock but subject to the rights of any holders of Senior Stock or Parity Stock.

(b) Dividends shall be cumulative from the Issue Date or the last Dividend Payment Date for which all then-accumulated dividends were paid, whichever is later, whether or not funds of the Corporation are legally available for the payment of such dividends and whether or not declared by the Board of Directors. The amount of dividends payable for each full Dividend Period for the Series B Preferred Stock shall be computed by dividing the annual dividend rate by two. The amount of dividends payable for the initial Dividend Period, or any other period shorter or longer than a full Dividend Period, on the Series B Preferred Stock shall be appropriately prorated and computed on the basis of a 360-day year consisting of twelve 30-day months. Each such dividend shall be payable on a Dividend Payment Date to the Holders of Series B Preferred Stock, as they appear on the Corporation’s stock register at the Close of Business on a Regular Record Date with respect to such Dividend Payment Date. Accumulations of dividends on shares of Series B Preferred Stock shall not bear interest, and Holders of Series B Preferred Stock shall not be entitled to any dividends, whether payable in cash, property or stock, in excess of cumulative dividends, as herein provided, on the Series B Preferred Stock, except as set forth in Section 3(d) below.

(c) Accumulated and unpaid dividends for any past Dividend Periods may be declared and paid at any time, without reference to any Dividend Payment Date, to Holders of record on a special record date, which shall be not more than 15 calendar days and not less than 10 calendar days preceding the payment date thereof, as may be fixed by the Board of Directors. Notice of the proposed payment of such dividends and such special record date shall be mailed by first class mail to each Holder of Series B Preferred Stock at its last address appearing in the stock register.

(d) Notwithstanding the foregoing, in the event that the product of (i) the dividends declared in respect of one share of the Common Stock during any full Dividend Period and (ii) the number of shares of Common Stock into which one share of Series B Preferred Stock would then be convertible (the “As-Converted Dividend Amount”) exceeds the amount of dividends payable in respect of one share of Series B Preferred Stock for such Dividend Period in accordance with Section 3(b) above, then the amount of dividends payable in respect of one share of Series B Preferred Stock for such Dividend Period shall instead be the As-Converted Dividend Amount.

(e) Accumulated dividends payable upon redemption or upon purchase pursuant to Section 7 will be payable to the Person to whom the Redemption Price or Purchase Price is payable pursuant to such redemption or purchase (unless the Redemption Date or Purchase Date falls after the Close of Business on a Regular Record Date and prior to the Close of Business on the corresponding Dividend Payment Date, in which case the semi-annual dividend payment payable on such Dividend Payment Date shall be payable to the Holders of record of the Series B Preferred Stock at the Close of Business on the such Regular Record Date).

(f) Notwithstanding the foregoing, if any share of Series B Preferred Stock is surrendered for conversion into Common Stock during the period from the Close of Business on the Regular Record Date for any Dividend Payment Date to the Close of Business on the Business Day next preceding such Dividend Payment Date, the Holder of such share at the Close of Business on the Regular Record Date shall receive the dividend payable on such share on the corresponding Dividend Payment Date notwithstanding the conversion. Such share, upon surrender for conversion, shall be accompanied by funds equal to the amount of dividend payable on such share so converted, except as provided in Section 8(b).

(g) Subject to the Corporation’s election made pursuant to Section 4(a), the Corporation shall pay dividends on any shares by check mailed to Holders of Series B Preferred Stock at the addresses of such Holders as they appear in the stock register (or, upon written notice, by wire transfer in immediately available funds, if such a Holder is the registered Holder of in excess of 80,000 shares in the aggregate).

(h) Subject to Section 6(b), no dividend shall be declared or paid, or funds set apart for the payment of any dividend or other distribution upon any shares of Junior Stock or Parity Stock (other than dividends or distributions payable solely in shares of Common Stock or in options, warrants or other rights to acquire shares of Common Stock), nor shall any shares of Junior Stock or Parity Stock be repurchased for value (other than Capital Stock) (other than (i) the repurchase of any Capital Stock of the Corporation held by any current or former officer, director, employee or consultant of the Corporation or any of its Subsidiaries pursuant to any employment agreement that has been approved by the Board of Directors or any equity subscription agreement, stock option agreement, shareholders’ agreement or similar agreement or any management equity plan or stock option plan or any other management or employee benefit plan or agreement or payments to purchase Capital Stock of the Corporation held by any employee of the Corporation or any of its Subsidiaries upon the death, disability of such employee, (ii) any repurchase of Capital Stock of the Corporation deemed to occur upon the exercise of stock options, warrants or other equity based awards to the extent such Capital Stock represents a portion of any exercise price of those stock options, warrants or other equity based awards and any repurchase of Capital Stock deemed to occur upon the withholding of a portion of Capital Stock granted or awarded to an employee to pay for the estimated taxes payable by such employee upon such grant or award or exercise, settlement or vesting thereof, (iii) the purchase, redemption, cancellation or other retirement for a nominal value per right of any rights granted to holders of Common Stock pursuant to a stockholder rights plan, (iv) payments or distributions to dissenting stockholders required by applicable law, or payments of cash in lieu of the issuance of fractional shares, pursuant to or in connection with a consolidation, merger or transfer of assets of the Corporation, or (v) cash payments in lieu of the issuance of fractional shares in connection with the exercise, conversion or exchange of any warrants, options or other securities convertible into or exchangeable for Capital Stock of the Corporation), unless all accumulated and unpaid dividends, through the most recent Dividend Payment Date (whether or not there are funds of the Corporation legally available for the payment of dividends) on the shares of Series B Preferred Stock and any Parity Stock have been paid in full or set apart for payment; provided, however, that, notwithstanding any provisions of this Section 3(h) to the contrary, the Corporation may redeem, repurchase or otherwise acquire for consideration Series B Preferred Stock and Parity Stock pursuant to a purchase or exchange offer made on the same terms to all holders of such Series B Preferred Stock and Parity Stock.

When dividends are not paid in full, as aforesaid, upon the shares of Series B Preferred Stock, all dividends declared on the Series B Preferred Stock and any other Parity Stock shall be paid either (A) pro rata so that the amount of dividends so declared on the shares of Series B Preferred Stock and each such other class or series of Parity Stock shall in all cases bear to each other the same ratio as accumulated dividends on the shares of Series B Preferred Stock and such class or series of Parity Stock bear to each other or (B) on another basis that is at least as favorable to the Holders of Series B Preferred Stock entitled to receive such dividends.

(i) The Corporation shall have the right, at its option, to defer a dividend payment (such deferral of payment, an “Optional Deferral”) for any Dividend Period until the next succeeding Dividend Payment Date (such Dividend Period, the “Optional Deferral Period” and such next succeeding Dividend Payment Date, the

“Deferred Dividend Payment Date”), notwithstanding anything to the contrary herein. During an Optional Deferral Period, dividends on the Series B Preferred Stock shall not be currently payable (“Optionally Deferred Dividend”), but shall continue to accumulate (and, for avoidance of doubt, no interest shall be payable on an Optionally Deferred Dividend). On the Deferred Dividend Payment Date, the Corporation shall pay all Optionally Deferred Dividend amounts to the Holders in whose name the shares of Series B Preferred Stock are registered in the stock register at the Close of Business on the Regular Record Date immediately preceding the Deferred Dividend Payment Date. The Corporation may not defer the payment of dividends pursuant to this Section 3(i) for more than two Optional Deferral Periods, and such Optional Deferral Periods may not be consecutive Dividend Periods.

The Corporation shall give written notice to the Paying Agent and the Holders of Series B Preferred Stock that it has elected an Optional Deferral and of the Deferred Dividend Payment Date at least five Business Days prior to the earlier of (i) the date the Paying Agent is required to give notice to any securities exchange or to Holders of Series B Preferred Stock of the Regular Record Date or the corresponding Dividend Payment Date or (ii) the Regular Record Date corresponding to the Dividend Payment Date on which the Optional Deferral Period will begin. Notwithstanding anything in this Section 3 to the contrary, the Corporation shall only be required to pay dividends in cash on the Series B Preferred Stock if funds are legally available therefor.

4. Method of Payment of Dividends.

(a) The Corporation may pay dividends on the Series B Preferred Stock (whether or not for a current Dividend Period or any prior Dividend Period) in cash or by delivering shares of Common Stock (or Class A Common Stock, as the case may be and as provided in the next succeeding sentence) or through any combination of cash and shares of Common Stock (or Class A Common Stock, as the case may be), at the Corporation’s option. If the Corporation elects to pay some or all of any dividend payment with respect to a Dividend Payment Date occurring between the Issue Date and the Close of Business on the Lock-Up Expiration Date by delivering shares, the Corporation shall make such payment by delivering shares of Class A Common Stock, and if the Corporation makes such an election with respect to a Dividend Payment Date occurring on and after the Close of Business on the Lock-Up Expiration Date, the Corporation shall make such payment by delivering shares of Common Stock. If the Corporation elects to pay some or all of any dividend payment by delivering shares of Common Stock (or Class A Common Stock, as the case may be), then the number of shares of Common Stock (or Class A Common Stock, as the case may be) a Holder of Series B Preferred Stock will receive will be that number of shares equal to (x) the amount of the portion of the dividend payment to be paid to such Holder in shares, divided by (y) the greater of (1) the price per share of the Common Stock determined during the 10 consecutive Trading Days ending on the Trading Day immediately preceding the Regular Record Date for such dividend payment using the sum of the Dividend Daily Price Fractions for such 10 consecutive Trading Days (where “Dividend Daily Price Fraction” means, for each such Trading Day, 10% multiplied by the Daily VWAP per share of the Common Stock for such day) and (2) the par value per share of the Common Stock; provided, that in the event the Common Stock has traded for fewer than 10 consecutive Trading Days immediately preceding such Regular Record Date, in determining such price per share in clause (y), references in such clause (y) to consecutive 10 Trading Days shall be deemed replaced with such lesser number of consecutive Trading Days that the Common Stock shall have been traded and references to 10% in the definition of Dividend Daily Price Fraction shall be deemed replaced by the percentage determined by dividing 1 by such lesser number of consecutive Trading Days and multiplying such result by 100; all calculations of price in this Section 4(a) shall be rounded to the nearest two decimal places.

(b) The Corporation shall not deliver fractional shares if the Corporation elects to deliver shares of Common Stock (or Class A Common Stock, as the case may be) for any dividend payment. Instead, the Corporation shall either (i) deliver a number of shares of Common Stock (or Class A Common Stock, as the case may be) rounded up to the nearest whole number of shares of Common Stock (or Class A Common Stock, as the case may be) or (ii) to the extent permitted by the DGCL, pay cash in lieu of fractional shares based on the per-share value determined pursuant to clause (y) in Section 4(a) above.

(c) The Corporation will notify Holders of Series B Preferred Stock at least five Business Days prior to the start of the averaging period referred to in Section 4(a) above of the extent to which the Corporation will pay any portion of such dividend payment by delivering shares of Common Stock (or Class A Common Stock, as the case may be). The Corporation may not change the form or components or percentages of consideration to be paid in respect of such payment once the Corporation has given Holders of Series B Preferred Stock notice thereof, except as described in the preceding sentence.

(d) In order to satisfy any obligation to withhold taxes arising from any payment of a dividend or deemed dividend with respect to the Series B Preferred Stock, by purchasing and/or acquiring Series B Preferred Stock, each Holder of Series B Preferred Stock is deemed to authorize the Corporation and the Paying Agent to make any deductions required by law or, in the event the Corporation elects to pay some or all of any dividend payment by delivering shares of Common Stock, to withhold shares that may be sold for withholding taxes required by law, and to pay to any taxing authority any amount necessary to satisfy such obligations.

5. Liquidation, Dissolution or Winding Up.

(a) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the Holders of Series B Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders, after and subject to the payment in full of all amounts required to be paid or distributed to the creditors of the Corporation and the holders of any Senior Stock, but before any payment shall be made to the holders of Junior Stock by reason of their ownership thereof, an amount per share of Series B Preferred Stock equal to the sum of the Stated Value thereof plus all dividends (whether or not declared) accumulated and unpaid thereon to, but excluding, the date of payment (such sum, the “Liquidation Preference”).

(b) Neither the voluntary sale, conveyance, exchange, license or transfer, for cash, shares of stock, securities or other consideration, of all or substantially all of the Corporation’s property or assets (other than in connection with the liquidation, winding-up or dissolution of its business), nor the consolidation, merger or amalgamation of the Corporation with or into any other entity or the consolidation, merger or amalgamation of any other entity with or into the Corporation shall be deemed to be a voluntary or involuntary liquidation, dissolution or winding-up of the Corporation for purposes of this Section 5.

(c) In the event the assets of the Corporation available for distribution to the Holders of Series B Preferred Stock upon any voluntary or involuntary liquidation, winding-up or dissolution of the Corporation shall be insufficient to pay in full all amounts to which such Holders are entitled pursuant to Section 5(a), no such distribution shall be made on account of any shares of Parity Stock upon such liquidation, dissolution or winding-up unless proportionate distributable amounts shall be paid on account of the shares of Series B Preferred Stock, equally and ratably, in proportion to the full distributable amounts for which holders of all Series B Stock and of any Parity Stock are entitled upon such liquidation, winding-up or dissolution.

(d) If the Liquidation Preference has been paid in full to all Holders of Series B Preferred Stock and the corresponding amounts payable with respect to any Parity Stock have been paid in full, the holders of Junior Stock shall be entitled to receive all remaining assets of the Corporation (or proceeds thereof) according to their respective rights and preferences; provided that if the value of such assets or proceeds to be distributed with respect to the number of shares of Common Stock into which one share of Series B Preferred Stock would then be convertible (the “As-Converted Liquidation Amount”) exceeds the Liquidation Preference for one share of Series B Preferred Stock, then the Holders of Series B Preferred Stock shall be entitled to receive, for each share of Series B Preferred Stock, an additional amount (the “Liquidation Participation Amount”) out of such assets or proceeds such that the As-Converted Liquidation Amount equals the sum of the Liquidation Preference plus the Liquidation Participation Amount, after making appropriate adjustment such that the Holders of Series B Preferred Stock receive the same amount on an as-converted basis as the holders of a number of shares of Common Stock equal to the number of shares of Common Stock into which one share of Series B Preferred Stock would then be convertible.

6. Voting.

(a) General. Each Holder of Series B Preferred Stock shall be entitled to the number of votes equal to the number of whole shares of Common Stock into which the shares of Series B Preferred Stock held by such Holder are convertible (as adjusted from time to time pursuant to Section 8(e) hereof) as of the Close of Business on the record date for each meeting of stockholders of the Corporation (and written actions of stockholders in lieu of meetings) with respect to any and all matters presented to the stockholders of the Corporation for their action or consideration. Except as required by law, by the provisions of Section 6(b) or 6(c) below or by the provisions establishing any other series of Preferred Stock, Holders of Series B Preferred Stock shall vote together with the holders of Common Stock and with the holders of any other class or series of Capital Stock of the Corporation entitled to vote with the Common Stock, as a single class.

(b) Consent Required for Dividend Payments. So long as at least 300,000 shares of Series B Preferred Stock remain Outstanding, without the affirmative vote or consent of the Holders of at least 75% of the shares of Series B Preferred Stock at the time Outstanding, voting as a separate class, given in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose, the Corporation shall not (a) declare or pay any dividend or make any distribution on or with respect to the Corporation’s Capital Stock (other than dividends or distributions payable solely in shares of Common Stock or in options, warrants or other rights to acquire shares of Common Stock and other than in connection with the issuance of rights pursuant to a stockholder rights plan adopted by the Board of Directors) held by Persons other than the Corporation or any wholly owned Subsidiary of the Corporation or (b) repurchase for value (other than Capital Stock) any shares of the Corporation’s Capital Stock (other than (i) the repurchase of any Capital Stock of the Corporation held by any current or former officer, director, employee or consultant of the Corporation or any of its Subsidiaries pursuant to any employment agreement that has been approved by the Board of Directors or any equity subscription agreement, stock option agreement, shareholders’ agreement or similar agreement or any management equity plan or stock option plan or any other management or employee benefit plan or agreement or payments to purchase Capital Stock of the Corporation held by any employee of the Corporation or any of its Subsidiaries upon the death, disability of such employee, (ii) any repurchase of Capital Stock of the Corporation deemed to occur upon the exercise of stock options, warrants or other equity based awards to the extent such Capital Stock represents a portion of any exercise price of those stock options, warrants or other equity based awards and any repurchase of Capital Stock deemed to occur upon the withholding of a portion of Capital Stock granted or awarded to an employee to pay for the estimated taxes payable by such employee upon such grant or award or exercise, settlement or vesting thereof, (iii) the purchase, redemption, cancellation or other retirement for a nominal value per right of any rights granted to holders of Common Stock pursuant to a stockholder rights plan, (iv) payments or distributions to dissenting stockholders required by applicable law, or payments of cash in lieu of the issuance of fractional shares, pursuant to or in connection with a consolidation, merger or transfer of assets of the Corporation, (v) cash payments in lieu of the issuance of fractional shares in connection with the exercise, conversion or exchange of any warrants, options or other securities convertible into or exchangeable for Capital Stock of the Corporation, or (vi) any payments on the Series B Preferred Stock provided for in this Section E).

(c) Class Voting Rights as to Particular Matters. So long as any shares of Series B Preferred Stock are Outstanding, in addition to any other vote or consent of stockholders required by law or by this Restated Certificate, the vote or consent of the Holders of at least 75% of the shares of Series B Preferred Stock at the time Outstanding, voting as a separate class, given in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose, shall be necessary for effecting or validating any amendment, alteration or repeal of any provision of this Section E so as to adversely affect the powers, preferences or rights of the Series B Preferred Stock. In addition, for the avoidance of doubt, but subject to the immediately preceding sentence, the Holders of Series B Preferred Stock shall not have any separate class voting rights with respect to any sale, conveyance, exchange or transfer, for cash, shares of stock, securities or other consideration, of all or substantially all of the Corporation’s property or assets, or the consolidation, merger or amalgamation of the Corporation with or into any other entity or the consolidation, merger or amalgamation of any other entity with or into the Corporation, except as required by the DGCL.

7. Redemption and Repurchase.

(a) Optional Redemption by the Corporation. Except as provided in Section 7(b), 7(h) or 7(j), the Corporation may not redeem any Series B Preferred Stock prior to the date that is 18 months following the Lock-Up Expiration Date (such date, the “Initial Optional Redemption Date”). At any time on or after the Initial Optional Redemption Date, the Series B Preferred Stock may be redeemed at the option of the Corporation, out of funds legally available for payment on account of such redemption, in whole or in part, for cash, at any time and from time to time, at the Redemption Price.

In case the Corporation shall desire to exercise the right to redeem all or, as the case may be, any part of the Outstanding shares of Series B Preferred Stock pursuant to this Section 7(a), it shall fix a date for redemption and it or, at its written request received by the Transfer Agent not fewer than 45 calendar days prior (or such shorter period of time as may be acceptable to the Transfer Agent) to the date fixed for redemption, the Transfer Agent in the name of and at the expense of the Corporation, shall mail or cause to be mailed a notice of such redemption not fewer than 20 calendar days nor more than 60 calendar days prior to the Redemption Date to each Holder of Series B Preferred Stock so to be redeemed; provided that if the Corporation shall give such notice, it shall also give written notice of the Redemption Date to the Transfer Agent.

(b) Optional Redemption Upon Change of Control Transaction.

(i) If a Change of Control Transaction occurs at any time before the Initial Optional Redemption Date, then all, but not part, of the then Outstanding shares of Series B Preferred Stock may be redeemed at the option of the Corporation, out of funds legally available for payment on account of such redemption, for cash, at the Redemption Price plus an additional payment (the “Make-Whole Payment”) in an amount equal to $2.25 per share less the amount of any dividends paid on such share of Series B Preferred Stock since the Issue Date.

(ii) Notwithstanding Section 7(b)(i), and in clarification of the provisions of Section 7(e) with respect to a redemption upon a Change of Control Transaction, if the Series B Preferred Stock is redeemed on a Redemption Date that is after the Close of Business on a Regular Record Date and prior to the Close of Business on the corresponding Dividend Payment Date, the accumulated dividends payable in respect of such Dividend Payment Date shall not be payable to the Holders surrendering the Series B Preferred Stock for redemption on such Redemption Date, but the full amount of the relevant dividends payable on such Dividend Payment Date shall be paid to the Holders of record on the applicable Regular Record Date, and the Make-Whole Payment made with respect to one share of such Series B Preferred Stock to redeeming Holders shall equal $2.25 per share less the amount of any dividends (including for this purpose the dividends payable on such Dividend Payment Date to the Holders of record on such applicable Regular Record Date) paid on such share of Series B Preferred Stock since the Issue Date.

(iii) In case the Corporation shall desire to exercise the right to redeem all of the Outstanding shares of Series B Preferred Stock upon a Change of Control Transaction pursuant to this Section 7(b), it shall fix a date for redemption that is not more than 20 calendar days after the occurrence of the Change of Control Transaction (and which may be the same date as the closing date of such Change of Control Transaction) and it or, at its written request received by the Transfer Agent not fewer than 45 calendar days prior (or such shorter period of time as may be acceptable to the Transfer Agent) to the date fixed for redemption, the Transfer Agent in the name of and at the expense of the Corporation, shall mail or cause to be mailed a notice of such redemption not fewer than 15 calendar days prior to the Redemption Date to each Holder of Series B Preferred Stock; provided that if the Corporation shall give such notice, it shall also give written notice of the Redemption Date to the Transfer Agent.

(c) Notice of Redemption; Selection of Shares.

(i) Each notice of redemption given pursuant to Section 7(a), 7(b), 7(h) or 7(j) shall specify the CUSIP number of the Series B Preferred Stock, the Redemption Date (which shall be a Business Day), the Redemption Price, the place or places where such Series B Preferred Stock is to be surrendered for payment of the Redemption Price and that payment will be made upon presentation and surrender of the shares of Series B Preferred Stock so called for redemption (or required to be redeemed, as the case may be), that dividends accumulated and unpaid to the Redemption Date will be paid as specified in said notice, that on and after the Redemption Date dividends in respect of the shares of Series B Preferred Stock called for redemption will cease to accumulate, and the current Conversion Rate. Each notice given pursuant to Section 7(a), 7(b) or 7(h) shall also state the date on which the right to convert the shares of Series B Preferred Stock called for redemption will expire, and the place or places where such Series B Preferred Stock may be surrendered for conversion. Each notice given pursuant to Section 7(b) shall also state the amount of the Make-Whole Payment. If fewer than all the Outstanding shares of Series B Preferred Stock are to be redeemed, the notice of redemption shall identify the shares of Preferred Stock to be redeemed (including the certificate number, the total number of shares represented thereby and the number of such shares being redeemed on the Redemption Date) and shall state that, in the event any certificate representing shares of Series B Preferred Stock, not all of which are subject to redemption, is surrendered for payment, a new certificate representing the unredeemed portion of such shares will be issued.

(ii) Any notice of redemption shall be mailed by first class mail. The notice, if mailed in the manner herein provided, shall be conclusively presumed to have been duly given, whether or not the Holder receives such notice. In any case, failure to give such notice by mail or any defect in the notice to the Holder of any share of Series B Preferred Stock designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other share of Series B Preferred Stock.

(iii) On or prior to the Redemption Date specified in the notice of redemption given as provided in this Section 7(c), the Corporation will deposit with the Transfer Agent or with one or more Paying Agents (or, if the Corporation is acting as its own Paying Agent, set aside, segregate and hold in trust) an amount of money in immediately available funds sufficient to redeem on the Redemption Date at the Redemption Price all of the shares of Series B Preferred Stock, in the case of a redemption pursuant to Section 7(a), 7(b) or 7(h), so called for redemption (other than those theretofore surrendered for conversion into Common Stock) or, in the case of a redemption pursuant to Section 7(i) or 7(j), required to be redeemed by the Holders thereof; provided that if such payment is made on the Redemption Date it must be received by the Transfer Agent or Paying Agent, as the case may be, by 10:00 a.m. New York City time on such date. The Corporation shall be entitled to retain any interest, yield or gain on amounts deposited with the Transfer Agent or any Paying Agent pursuant to this Section 7(c) in excess of amounts required hereunder to pay the Redemption Price. If any shares of Series B Preferred Stock called for redemption are converted pursuant hereto prior to such Redemption Date, any money deposited with the Transfer Agent or any Paying Agent or so segregated and held in trust for the redemption of such shares shall be paid to the Corporation upon its written request, or, if then held by the Corporation, shall be discharged from such trust. Whenever any shares of Series B Preferred Stock are to be redeemed, the Corporation will give the Transfer Agent written notice in the form of an Officer’s Certificate not fewer than 45 days (or such shorter period of time as may be acceptable to the Transfer Agent) prior to the applicable Redemption Date as to the number of shares of Series B Preferred Stock to be redeemed.

(iv) If fewer than all of the outstanding shares of Series B Preferred Stock are to be redeemed, the number of shares to be redeemed shall be determined by the Board of Directors, and the shares to be redeemed shall be selected on a pro rata basis. If any certificate representing shares of Series B Preferred Stock selected for partial redemption is submitted for conversion in part after such selection and before mailing of the notice of redemption, the portion of such certificate submitted for conversion shall be deemed to be the portion that had been selected for redemption (notwithstanding that such portion shall be converted, and not redeemed).

(v) Upon any redemption of less than all of the Outstanding shares of Series B Preferred Stock, the Corporation and the Transfer Agent may (but need not), solely for purposes of determining the pro rata allocation among such shares as are unconverted and Outstanding at the time of redemption, treat as Outstanding any shares surrendered for conversion during the period of 15 days next preceding the mailing of a notice of redemption and may (but need not) treat as Outstanding any shares represented by a certificate or certificates authenticated and delivered during such period in exchange for the unconverted portion of any certificate representing shares converted in part during such period.

(d) Payment of Shares to be Redeemed. If notice of redemption has been given as provided in Section 7(c) or, in the case of a redemption pursuant to Section 7(i), a Holder Redemption Notice has been properly given and not withdrawn in accordance with Section 7(i), the shares of Series B Preferred Stock with respect to which such notice has been given shall, unless converted into Common Stock pursuant to the terms hereof, become due and payable on the Redemption Date and at the place or places stated in such notice at the Redemption Price, and on and after the Redemption Date (unless the Corporation shall default in the payment of the Redemption Price for such shares) dividends on the shares of Series B Preferred Stock so called for redemption shall cease to accumulate and, after the Close of Business on the Business Day immediately preceding the Redemption Date (unless the Corporation shall default in the payment of the Redemption Price for such shares) such shares shall cease to be convertible into Common Stock and the Holders thereof shall have no right in respect of such shares except the right to receive the Redemption Price thereof. On presentation and surrender of such shares at a place of payment in said notice specified, the said shares shall be paid and redeemed by the Corporation at the Redemption Price.

In the event any certificate that represents more than one share of Series B Preferred Stock, not all of which are subject to redemption, is surrendered at any office or agency of the Corporation designated for that purpose (with, if the Corporation or the Transfer Agent so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Corporation and the Transfer Agent duly executed by, the Holder thereof or such Holder’s attorney duly authorized in writing), the Corporation shall execute, and the Transfer Agent shall authenticate and deliver to the Holder of such shares of Series B Preferred Stock without service charge, a new certificate or certificates, representing any number of shares of Series B Preferred Stock, as requested by such Holder, in an aggregate amount equal to the number of shares not redeemed and represented by the certificate so surrendered.

Notwithstanding the foregoing, unless full cumulative dividends (whether or not declared) on all Outstanding shares of Series B Preferred Stock have been paid or set apart for payment for all Dividend Periods terminating on or before the Redemption Date, none of the shares of Series B Preferred Stock shall be redeemed, and no sum shall be set aside for such redemption, unless pursuant to a purchase or exchange offer made on the same terms to all holders of Series B Preferred Stock and any Parity Stock.

(e) Treatment of Dividends for Redemption Dates between Regular Record Date and Dividend Payment Date. If a Redemption Date falls after the Close of Business on a Regular Record Date and prior to the Close of Business on the corresponding Dividend Payment Date, then the full amount of dividends payable on the Series B Preferred Stock to be redeemed on such Redemption Date shall be paid to the Holders of record of such shares of Series B Preferred Stock at the Close of Business on such Regular Record Date instead of the Holders surrendering such shares of Series B Preferred Stock for redemption on such Redemption Date.

(f) Offer to Purchase by Application of Equity Offering Net Proceeds. If, during the period commencing on the closing date of the IPO and ending on and including the Initial Optional Redemption Date, the Corporation conducts an Equity Offering or Offerings and the aggregate amount of Equity Offering Net Proceeds therefrom (the “Aggregate Net Proceeds”) exceeds $20,000,000, then, within 20 Business Days thereof, the Corporation shall make an offer (a “Cash Financing Offer”), if funds are legally available therefor, to all Holders to purchase or redeem the maximum number of shares of Series B Preferred Stock at the Offer Price (including for this purpose the estimated amount of all fees and expenses incurred by the Corporation in connection with the Cash Financing Offer) that may be purchased, prepaid or redeemed using 25% of the Aggregate Net Proceeds (the “Available Net Proceeds”). If any Available Net Proceeds remain after consummation of a Cash Financing Offer, the Corporation may use those Available Net Proceeds for any purpose not otherwise prohibited by this Restated Certificate. Upon completion of each Cash Financing Offer, the amount of Aggregate Net Proceeds and Available Net Proceeds shall be reset at zero.

(g) Mechanics of Offers to Purchase.

(i) For purposes of Section 7(f), the maximum number of shares of Series B Preferred Stock that may be purchased or redeemed using the Available Net Proceeds is herein referred to as the “Offer Amount.” Each Holder of Series B Preferred Stock may only tender, in an Offer, up to the percentage of shares of Series B Preferred Stock owned by such Holder that represents the percentage (the “Pro Rata Percentage”) computed by dividing the applicable Offer Amount by the aggregate number of then Outstanding shares of Series B Preferred Stock, and rounding down to the nearest whole share, and tenders in excess of the Pro Rata Percentage shall not be accepted. The Offer Price in an Offer shall be payable in cash.

(ii) The Corporation shall comply with the requirements of Rule 13e-4 under the Exchange Act (or any successor rule thereto), Rule 14e-1 under the Exchange Act (or any successor rule thereto) and any other securities laws and regulations thereunder to the extent such laws and regulations are applicable in connection with each repurchase of shares of Series B Preferred Stock pursuant to an Offer. To the extent that the provisions of any securities laws or regulations conflict with the provisions of Section 7(f), the Corporation shall comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under Section 7(f) by virtue of such compliance. In addition, the Corporation may conduct an Offer only to the extent funds are legally available therefor.

(iii) Any Offer shall be made to all Holders of Series B Preferred Stock and shall remain open for a period of at least 20 Business Days following its commencement and not more than 30 Business Days, except to the extent that a longer period is required by applicable law (the “Offer Period”). No later than three Business Days after the termination of the Offer Period (the “Purchase Date”), the Corporation shall apply all Available Net Proceeds to the purchase of Series B Preferred Stock or, if fewer shares of Series B Preferred Stock than the Offer Amount have been tendered, all shares tendered in response to the Offer.

(iv) If a Purchase Date for an Offer is after the Close of Business on a Regular Record Date and prior to the Close of Business on the corresponding Dividend Payment Date, any accumulated and unpaid dividends on a shares of Series B Preferred Stock shall be paid to the Person in whose name such share is registered at the Close of Business on such Regular Record Date, and no additional dividends shall be payable to Holders who tender shares of Series B Preferred Stock pursuant to such Offer.

(v) Upon the commencement of an Offer, the Corporation shall send, by first class mail, a notice to the Transfer Agent and each of the Holders. The notice shall contain all instructions and materials necessary to enable such Holders to tender shares of Series B Preferred Stock pursuant to the Offer. The notice, which will govern such Offer, shall state:

(A) that the Offer is being made pursuant to Section 7(f) and the length of time the Offer will remain open;

(B) the Offer Amount, the Pro Rata Percentage, the Offer Price and the Purchase Date;

(C) that any share of Series B Preferred Stock not tendered or accepted for payment will continue to accumulate dividends;

(D) that, unless the Corporation defaults in making such payment, any shares of Series B Preferred Stock accepted for payment pursuant to the Offer will cease to accumulate dividends on and after the Purchase Date;

(E) that Holders electing to have shares of Series B Preferred Stock purchased pursuant to any Offer will be required to surrender the certificate representing such shares, with the form entitled “Option of Holder to Elect Purchase” on the reverse of the certificate completed, to the Corporation or a Paying Agent at the address specified in the notice at least three days before the Purchase Date;

(F) that Holders will be entitled to withdraw their election if the Corporation or the Paying Agent, as the case may be, receives, not later than the expiration of the Offer Period, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the number of shares of Series B Preferred Stock the Holder delivered for purchase and a statement that such Holder is withdrawing his election to have such shares purchased;

(G) that only the Pro Rata Percentage of a Holder’s shares of Series B Preferred Stock will be accepted for tender; and

(H) that in the event any certificate representing shares of Series B Preferred Stock is surrendered for payment and not all shares represented thereby are purchased pursuant to the Offer, a new certificate representing the unpurchased portion of such shares will be issued.

(vi) On or before the Purchase Date for an Offer, the Corporation shall, to the extent lawful, accept for payment the Offer Amount of shares of Series B Preferred Stock tendered pursuant to the Offer or, if less than the Offer Amount has been tendered, all shares properly tendered in accordance with the terms of this Section 7(g), and shall deliver or cause to be delivered to the Transfer Agent the certificates representing the shares properly accepted together with an Officer’s Certificate stating that such shares were accepted for payment by the Corporation in accordance with the terms of this Section 7(g). The Corporation or the Paying Agent, as the case may be, shall promptly mail or deliver to each tendering Holder an amount equal to the aggregate Offer Price of the shares tendered by such Holder and accepted by the Corporation for purchase. In the event any certificate that represents more than one share of Series B Preferred Stock, not all of which were accepted for purchase, is surrendered for tender at any office or agency of the Corporation designated for that purpose (with, if the Corporation or the Transfer Agent so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Corporation and the Transfer Agent duly executed by, the Holder thereof or such Holder’s attorney duly authorized in writing), the Corporation shall execute, and the Transfer Agent shall authenticate and deliver to the Holder of such shares of Series B Preferred Stock, without service charge, a new certificate or certificates, representing any number of shares of Series B Preferred Stock, as requested by such Holder, in an aggregate amount equal to the number of shares not accepted for purchase and represented by the certificate so surrendered.

(h) Redemption by Application of Equity Offering Net Proceeds. If, after the Initial Optional Redemption Date, the Corporation conducts an Equity Offering or Offerings and the Available Net Proceeds (including Available Net Proceeds from Equity Offerings conducted prior to such date, and taking into account any resets referred to in the last sentence of Section 7(f)) exceed $5,000,000, then the Corporation shall use the Available Net Proceeds to redeem, out of funds legally available for payment on account of such redemption, on a pro rata basis, the Series B Preferred Stock at the Redemption Price. The Corporation shall not be required to make any such redemption in respect of any Equity Offering consummated after March 31, 2015. The Corporation, upon the receipt of such Available Net Proceeds exceeding $5,000,000, shall fix a Redemption Date, which shall be no later than 60 calendar days from the date of such receipt, and the Corporation or, at its written request received by the Transfer Agent not fewer than 45 calendar days prior (or such shorter period of time as may be acceptable to the Transfer Agent) to the Redemption Date, the Transfer Agent in the name of and at the expense of the Corporation, shall mail or cause to be mailed a notice of such redemption not fewer than 20 calendar days prior to the Redemption Date to each Holder of Series B Preferred Stock; provided that if the Corporation shall give such notice, it shall also give written notice of the Redemption Date to the Transfer Agent.

(i) Redemption at the Option of the Holders on June 30, 2015.

(i) On the Redemption Date of June 30, 2015, the Corporation shall, at the option of each Holder, be required, if funds are legally available therefor, to redeem at the Redemption Price any Outstanding shares of Series B Preferred Stock for which a written redemption notice has been properly delivered by such Holder to the Transfer Agent and not withdrawn. Holders may submit their shares of Series B Preferred Stock for redemption to the Transfer Agent at any time from the Open of Business on the date that is 45 Business Days prior to such Redemption Date until the Close of Business on the Business Day that is three Business Days prior to such Redemption Date.

(ii) The Corporation or, at its written request received by the Transfer Agent not fewer than 45 calendar days prior (or such shorter period of time as may be acceptable to the Transfer Agent) to the Redemption Date, the Transfer Agent in the name of and at the expense of the Corporation, shall mail, or cause to be mailed, to each Holder of Series B Preferred Stock by first class mail, a notice on a date not less than 45 Business Days prior to such Redemption Date. Such notice shall specify the CUSIP number of the Series B Preferred Stock, the Redemption Date (which shall be a Business Day), the Redemption Price, the place or places where Series B Preferred Stock is to be surrendered for payment of the Redemption Price and that payment will be made upon presentation and surrender of such Series B Preferred Stock, that dividends accumulated and unpaid to the Redemption Date will be paid as specified in said notice, that on and after the Redemption Date dividends in respect of the shares of Series B Preferred Stock redeemed on such date will cease to accumulate, the Conversion Rate, and the procedures that Holders must follow to require the Corporation to redeem their Series B Preferred Stock.

(iii) A Holder of shares of Series B Preferred Stock may exercise its rights specified in this Section 7(i) by surrendering the certificate representing such shares, with the form entitled “Option of Holder to Elect Redemption” on the reverse of the certificate completed, to the Corporation or a Paying Agent at the address specified in the notice referred to in Section 7(i)(ii) or upon delivery of a written notice (which may be delivered by letter, overnight courier, hand delivery, facsimile transmission or in any other written form and, in the case of Global Series B Preferred Stock, may be delivered electronically or by other means in accordance with the Depositary’s customary procedures) of the exercise of such rights (a “Holder Redemption Notice”) to the Transfer Agent at any time prior to the Close of Business on the Business Day that is three Business Days prior to the June 30, 2015 Redemption Date. The Holder Redemption Notice must specify (A) the certificate numbers for such shares in respect of which such notice is being submitted or, if such shares are represented by Global Series B Preferred Stock, such information as may be required by the Depositary, (B) the number of shares of Series B Preferred Stock with respect to which such notice is being submitted, and (C) that the Corporation shall redeem such Preferred Stock in accordance with the applicable provisions of this Restated Certificate. The Transfer Agent and Paying Agent shall promptly notify the Corporation of the receipt of any Holder Redemption Notice.

(iv) The delivery of such shares of Series B Preferred Stock to be redeemed by the Corporation to the Transfer Agent (together with all necessary endorsements) at the office of the Transfer Agent, or the book-entry transfer of such shares if such shares are Global Series B Preferred Stock, shall be a condition to the receipt by the Holder of the Redemption Price.

(v) Any Holder Redemption Notice may be withdrawn by the Holder by a written notice of withdrawal delivered to the Transfer Agent prior to the Close of Business on the Business Day that is three Business Days prior to the June 30, 2015 Redemption Date. The notice of withdrawal must specify (A) the certificate numbers for such shares in respect of which such notice of withdrawal is being submitted or, if such shares are represented by Global Series B Preferred Stock, such information as may be required by the Depositary, (B) the number of shares of Series B Preferred Stock with respect to which such notice of withdrawal is being submitted, and (C) the number of shares of Series B Preferred Stock, if any, that remain subject to the original Holder Redemption Notice and that have been or will be delivered for redemption by the Corporation.

(j) Redemption at the Option of the Holders Upon Dividend Default. If at any time dividends on any shares of Series B Preferred Stock shall be unpaid as of the Dividend Payment Date with respect to, and therefore in arrears for, any Dividend Period (other than a Dividend Period as to which the Corporation shall have made an election pursuant to Section 3(i)), and such arrearage shall have continued for a period of 30 days, then the Holders of not less than 25% of the aggregate number of shares of Series B Preferred Stock then Outstanding may send a written notice to the Corporation requiring the Corporation to redeem, if funds are legally available therefor, all Outstanding shares of Series B Preferred Stock. The Corporation upon receipt of such notice shall fix a Redemption Date, which shall be as promptly as possible after receipt of such notice but no later than 15 calendar days from the date of receipt of such notice from such Holders, and the Corporation or, at its written request, the Transfer Agent in the name of and at the expense of the Corporation, shall mail or cause to be mailed a notice of such redemption not fewer than 5 calendar days prior to the Redemption Date to each Holder of Series B Preferred Stock; provided that if the Corporation shall give such notice, it shall also give written notice of the Redemption Date to the Transfer Agent.

(k) Conversion Arrangement Upon Redemption. In connection with any redemption of shares of Series B Preferred Stock, the Corporation may arrange for the purchase and conversion of any shares of Series B Preferred Stock by an agreement with one or more investment banks or other purchasers to purchase such shares by paying to the Transfer Agent and Paying Agent in trust for the Holders of such shares, on or before the Redemption Date, an amount not less than the Redemption Price for such shares. Notwithstanding anything to the contrary contained in this Section 7, the obligation of the Corporation to pay the Redemption Price of such shares, including accumulated and unpaid dividends to, but excluding, the Redemption Date, shall be deemed to be satisfied and discharged to the extent such amount is so paid by such purchasers. If such an agreement is entered into, a copy of which will be filed with the Transfer Agent prior to the date fixed for redemption, any shares of Series B Preferred Stock not duly surrendered for conversion by the Holders thereof may, at the option of the Corporation, be deemed, to the fullest extent permitted by law, acquired by such purchasers from such Holders and (notwithstanding anything to the contrary contained in Section 8) surrendered by such purchasers for conversion, all as of immediately prior to the Close of Business on the Redemption Date (and the right to convert any such shares shall be extended through such time), subject to payment of the above amount as aforesaid. At the direction of the Corporation, the Transfer Agent shall hold and dispose of any such amount paid to it in the same manner as it would monies deposited with it by the Corporation for the redemption of shares of Series B Preferred Stock.

8. Conversion Rights.

(a) Right to Convert. Subject to and upon compliance with the provisions of this Section 8, at any time after the Lock-Up Expiration Date, the Holder of any share of Series B Preferred Stock shall have the right, at such holder’s option, to convert such share, together with dividends (whether or not declared) accumulated and unpaid thereon to, but not including, the Conversion Date, into fully paid and non-assessable shares of Common Stock (as such shares shall then be constituted) at the Conversion Rate in effect at such time, by surrender of the share to be so converted, together with any required funds, in the manner provided in Section 8(b).

If any shares of Series B Preferred Stock have been called for redemption pursuant to Section 7, such shares may, at a Holder’s option, be converted, at any time until the Close of Business on the Business Day immediately preceding the Redemption Date, unless the Corporation defaults in its obligation to pay the Redemption Price of such shares in accordance with Section 7(c)(iii), in which event such conversion right shall continue until the Corporation pays such Redemption Price in accordance with Section 7(c)(iii).

A Holder of shares of Series B Preferred Stock is not entitled to any rights of a holder of Common Stock until such Holder has converted his shares into Common Stock, and only to the extent such shares are deemed to have been converted into Common Stock under this Section 8.

(b) Exercise Of Conversion Privilege; Issuance Of Common Stock On Conversion; No Adjustment For Dividends. In order to exercise the conversion privilege with respect to any share of Series B Preferred Stock, the Corporation must receive at the office or agency of the Corporation maintained for that purpose the certificate representing such share with the original or facsimile of the form entitled “Conversion Notice” on the reverse thereof, duly completed and manually signed, together with such certificate duly endorsed for transfer, accompanied by the funds, if any, required by this Section 8(b). Such notice shall also state the name or names (with address or addresses) in which the certificate or certificates for shares of Common Stock which shall be issuable on such conversion shall be issued, and shall be accompanied by transfer or similar taxes, if required pursuant to Section 8(g).

As promptly as practicable after satisfaction of the requirements for conversion set forth above, subject to compliance with any restrictions on transfer if shares issuable on conversion are to be issued in a name other than that of the Holder (as if such transfer were a transfer of the share or shares so converted), the Corporation shall issue and shall deliver to such Holder at the office or agency maintained by the Corporation for such purpose, a certificate or certificates for the number of full shares of Common Stock issuable upon the conversion of such shares of Series B Preferred Stock as determined by the Corporation in accordance with the provisions of this Section 8 and a check or cash in respect of any fractional interest in respect of a share of Common Stock arising upon such conversion, calculated by the Corporation as provided in Section 8(c). In case fewer than the full number of shares of Series B Preferred Stock evidenced by the surrendered certificate or certificates are being converted, the Corporation shall execute and the Transfer Agent shall authenticate and deliver a new certificate or certificates, of like tenor, for the number of shares evidenced by such surrendered certificate or certificates less the number of shares being converted.

Each conversion shall be deemed to have been effected as to any such shares of Series B Preferred Stock on the date (the “Conversion Date”) on which the requirements set forth above in this Section 8(b) have been satisfied as to such shares, and the Person in whose name any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become on said date the holder of record of the shares of Common Stock represented thereby; provided that any such surrender on any date when the stock transfer books of the Corporation shall be closed shall constitute the Person in whose name the certificates are to be issued as the record holder thereof for all purposes on the next succeeding day on which such stock transfer books are open, but such conversion shall be at the Conversion Rate in effect on the date upon which such shares of Series B Preferred Stock shall be surrendered. Notwithstanding the foregoing, in connection with a Change of Control Transaction, a Holder may submit the certificate representing share(s) of Series B Preferred Stock together with a completed notice of conversion in accordance with the first paragraph of this Section 8(b) indicating that conversion of such share(s) is to be contingent upon, and effective upon, the closing of such Change of Control Transaction. If such Change of Control Transaction is not consummated, or if such Holder shall have delivered to the Transfer Agent a written notice of withdrawal prior to the Close of Business on the Business Day immediately preceding the closing date of such Change of Control Transaction, then the conversion of such share(s) shall not be effected and the certificate representing such share(s) shall be returned to such Holder. Such notice of withdrawal must specify (A) the certificate numbers for the shares in respect of which such notice of withdrawal is being submitted or, if such shares are represented by Global Series B Preferred Stock, such information as may be required by the Depositary, (B) the number of shares of Series B Preferred Stock with respect to which such notice of withdrawal is being submitted, and (C) the number of shares of Series B Preferred Stock, if any, that remain subject to the original notice of conversion by such Holder and that have been delivered for conversion.

Any shares of Series B Preferred Stock surrendered for conversion during the period from the Close of Business on the Regular Record Date for any Dividend Payment Date to the Close of Business on the Business Day next preceding such Dividend Payment Date shall be accompanied by payment, in immediately available funds or other funds acceptable to the Corporation, of an amount equal to the dividend otherwise payable on such Dividend Payment Date on the shares being converted, unless the Holder surrendering such shares for conversion was also the Holder of record of such shares being converted on such Regular Record Date and no transfer of such shares on the stock register occurred between such Regular Record Date and the Conversion Date. Except as provided above in this Section 8(b), no payment or other adjustment shall be made for dividends accumulated on any shares of Series B Preferred Stock converted or for dividends on any shares issued upon the conversion of such Series B Preferred Stock as provided in this Section 8.

Upon the conversion of a share of Series B Preferred Stock, any accumulated but unpaid dividends to the Conversion Date with respect to the converted share shall be deemed to be paid in full to the Holder thereof through delivery of the Common Stock (together with the cash payment, if any, in lieu of fractional shares) in exchange for the share of Series B Preferred Stock being converted pursuant to the provisions hereof.

(c) Cash Payments in Lieu of Fractional Shares. No fractional shares of Common Stock or scrip certificates representing fractional shares shall be issued upon conversion of any shares of Series B Preferred Stock. If more than one share of Series B Preferred Stock shall be surrendered for conversion at one time by the same Holder, the number of full shares that shall be issuable upon conversion shall be computed on the basis of the aggregate number of shares of Series B Preferred Stock so surrendered. If any fractional share of stock would be issuable upon the conversion of any shares of Series B Preferred Stock, the Corporation shall make an adjustment and payment therefor in cash at the current market price thereof to the Holder of the shares so surrendered. For purposes of this Section 8(c) only, the current market price of a share of Common Stock shall be the Closing Sale Price on the last Trading Day immediately preceding the day on which the shares of Series B Preferred Stock are deemed to have been converted.

(d) Conversion Rate. Each share of Series B Preferred Stock shall be convertible into that number of shares of Common Stock determined by multiplying (i) the Conversion Rate then in effect by (ii) the quotient derived by dividing the then existing Liquidation Preference per share by the Stated Value per share. The “Conversion Rate” shall initially be determined by dividing the Stated Value per share by the Initial Conversion Price and shall be subject to adjustment as provided in this Section 8.

(e) Adjustment of Conversion Rate. The Conversion Rate shall be adjusted from time to time by the Corporation as follows; provided that the Corporation shall not make any adjustments to the Conversion Rate if each Holder of Series B Preferred Stock participates (other than in the case of a share split or share combination) at the same time and upon the same terms as holders of the Common Stock and solely as a result of holding the Series B Preferred Stock, in any of the transactions described in this Section 8(e), without having to convert its shares of Series B Preferred Stock, as if it held a number of shares of Common Stock equal to (x) the applicable Conversion Rate, multiplied by (y) the quotient derived by dividing the then existing Liquidation Preference per share by the Stated Value per share, multiplied by (z) the number of shares of Series B Preferred Stock held by such Holder:

(i) In case the Corporation shall hereafter pay a dividend or make a distribution to all holders of the outstanding shares of Common Stock in shares of Common Stock, or the Corporation shall effect a share split or share combination of Common Stock, the Conversion Rate shall be adjusted based on the following formula:

where,

CR0	=	the Conversion Rate in effect immediately prior to the Close of Business on the Record Date for such dividend or distribution, or immediately prior to the Open of Business on the effective date of such share split or share combination, as applicable;

CR1	=	the Conversion Rate in effect immediately after the Close of Business on such Record Date or immediately after the Open of Business on such effective date, as applicable;

OS0	=	the number of shares of Common Stock outstanding immediately prior to the Close of Business on such Record Date or immediately prior to the Open of Business on such effective date, as applicable; and

OS1	=	the number of the shares of Common Stock outstanding immediately after, and solely as a result of, giving effect to such dividend, distribution, share split or share combination.

Any adjustment made pursuant to this Section 8(e)(i) shall become effective immediately after the Close of Business the Record Date for such dividend or distribution, or immediately after the Open of Business on the effective date for such share split or share combination, as applicable. If any dividend or distribution of the type described in this Section 8(e)(i) is declared but not so paid or made, the Conversion Rate shall again be adjusted to the Conversion Rate that would then be in effect if such dividend or distribution had not been declared. For the avoidance of doubt, if the application of the foregoing formula would result in a decrease in the Conversion Rate, no adjustment to the Conversion Rate will be made (other than (i) as a result of a reverse share split or share combination or (ii) with respect to the Corporation’s right to readjust the Conversion Rate as described in the immediately preceding sentence).

(ii) In case the Corporation shall issue rights or warrants to all holders of its outstanding shares of Common Stock entitling them (for a period expiring within 60 calendar days after the Record Date for the issuance of such rights and warrants) to subscribe for or purchase shares of Common Stock at a price per share less than the average of the Closing Sale Prices of the Common Stock for the 10 Trading Days immediately preceding the date such distribution is first publicly announced by the Corporation, the Conversion Rate shall be increased based on the following formula:

where,

CR0	=	the Conversion Rate in effect immediately prior to the Close of Business on the Record Date for such issuance;

CR1	=	the Conversion Rate in effect immediately after the Close of Business on such Record Date;

OS0	=	the number of shares of Common Stock outstanding immediately prior to the Close of Business on such Record Date;

X	=	the total number of shares of Common Stock issuable pursuant to such rights, options or warrants; and

Y	=	the number of shares of Common Stock equal to the aggregate price payable to exercise such rights or warrants divided by the Current Market Price.

Such adjustment shall be successively made whenever any such rights or warrants are issued, and shall become effective immediately after the Close of Business on the Record Date for the issuance of such rights or warrants. To the extent that shares of Common Stock are not delivered after the expiration of such rights or warrants, the Conversion Rate shall be readjusted to the Conversion Rate that would then be in effect had the adjustments made upon the issuance of such rights or warrants been made on the basis of delivery of only the number of shares of Common Stock actually delivered. If such rights or warrants are not so issued, the Conversion Rate shall again be adjusted to be the Conversion Rate that would then be in effect if such Record Date had not been fixed. For the avoidance of doubt, if the application of the foregoing formula would result in a decrease in the Conversion Rate, no adjustment to the Conversion Rate will be made (other than with respect to the Corporation’s right to readjust the Conversion Rate as described in the two immediately preceding sentences).

In determining whether any rights or warrants entitle the holders to subscribe for or purchase shares of Common Stock at a price less than the average of the Closing Sale Prices of the Common Stock for the 10 Trading Days immediately preceding the date such distribution is first publicly announced by the Corporation, and in determining the aggregate offering price of such shares of Common Stock, there shall be taken into account any consideration received by the Corporation for such rights or warrants and any amount payable on exercise or conversion thereof, the value of such consideration, if other than cash, to be determined by the Board of Directors.

(iii) In case the Corporation shall, by dividend or otherwise, distribute to all holders of its Common Stock shares of any class of capital stock of the Corporation or evidences of its indebtedness or assets (including cash or securities, but excluding (i) any rights or warrants referred to in Section 8(e)(ii), (ii) any dividend or distribution (x) paid exclusively in cash or (y) referred to in Section 8(e)(i) and (iii) Spin-Offs to which the provisions set forth below in this Section 8(e)(iii) apply) (any of the foregoing hereinafter in this Section 8(e)(iii) called the “Distributed Property”), then, in each such case (unless the Corporation elects to reserve such Distributed Property for distribution to the Holders upon the conversion of the Series B Preferred Stock so that any such Holder converting shares of Series B Preferred Stock will receive upon such conversion, in addition to the shares of Common Stock to which such Holder is entitled, the amount and kind of such Distributed Property which such Holder would have received if such Holder had converted its shares of Series B Preferred Stock into Common Stock immediately prior to the Record Date for such distribution of the Distributed Property) the Conversion Rate shall be increased based on the following formula:

where,

CR0	=	the Conversion Rate in effect immediately prior to the Close of Business on the Record Date for such distribution;

CR1	=	the Conversion Rate in effect immediately after the Close of Business on such Record Date;

SP0	=	the Current Market Price; and

FMV	=	the Fair Market Value (as determined by the Board of Directors, whose determination shall be conclusive) on such Record Date of the portion of the Distributed Property so distributed applicable to one share of Common Stock.

Such increase in the Conversion Rate shall become effective immediately after the Close of Business on the Record Date for such distribution; provided that if the then Fair Market Value (as so determined) of the portion of the Distributed Property so distributed applicable to one share of Common Stock is equal to or greater than the Current Market Price on such Record Date, in lieu of the foregoing adjustment, adequate provision shall be made so that each Holder shall have the right to receive upon conversion the amount of Distributed Property such

Holder would have received had such Holder converted its shares of Series B Preferred Stock on the Record Date for such distribution. If such dividend or distribution is not so paid or made, the Conversion Rate shall again be adjusted to be the Conversion Rate that would then be in effect if such dividend or distribution had not been declared. If the Board of Directors determines the Fair Market Value of any distribution for purposes of this Section 8(e)(iii) by reference to the actual or when issued trading market for any securities, it must in doing so consider the prices in such market over the same period used in computing the Current Market Price on the applicable Record Date for such distribution.

Notwithstanding the foregoing, if the Distributed Property distributed by the Corporation to all holders of its Common Stock consist of Capital Stock of, or similar equity interest in, a Subsidiary or other business unit of the Corporation or a Subsidiary, where such capital stock or similar equity interest is listed or quoted (or will be listed or quoted upon consummation of such distribution) on a United States national or regional or non-U.S. securities exchange (a “Spin-Off”), the Conversion Rate shall be increased based on the following formula:

where,

CR0	=	the Conversion Rate in effect immediately prior to the Close of Business on the last Trading Day of the Valuation Period (as defined below);

CR1	=	the Conversion Rate in effect immediately after the Close of Business on the last Trading Day of the Valuation Period;

FMV0	=	the average of the Closing Sale Prices of the Capital Stock or similar equity interest distributed to holders of Common Stock applicable to one share of Common Stock (determined for purposes of the definition of “Closing Sale Price” as if such Capital Stock or similar equity interest were Common Stock) over the first 10 consecutive Trading Day period commencing on, and including, the effective date of the Spin-Off (the “Valuation Period”); and

MP0	=	the average of the Closing Sale Prices of the Common Stock over the Valuation Period.

The increase to the Conversion Rate under the preceding paragraph shall be determined as of the Close of Business on the last Trading Day of the Valuation Period but will be given effect immediately after the Close of Business on the Record Date of the Spin-Off; provided that in respect of any conversion during the Valuation Period, references within this Section 8(e)(iii) to 10 Trading Days shall be deemed replaced with such lesser number of Trading Days as have elapsed from, and including, the effective date of such Spin-Off to, and including, the Conversion Date in determining the applicable Conversion Rate; and provided further, that the Corporation may in lieu of the foregoing adjustment make adequate provision so that each Holder shall have the right to receive upon conversion the amount of Distributed Property such Holder would have received had such Holder converted its shares of Series B Preferred Stock on the Record Date with respect to such distribution. If any dividend or distribution that constitutes a Spin-Off is declared but not so paid or made, the Conversion Rate shall be immediately decreased, effective as of the date the Board of Directors determines not to pay such dividend or distribution, to the Conversion Rate that would then be in effect if such dividend or distribution had not been declared. For the avoidance of doubt, if the application of the foregoing formula would result in a decrease in the Conversion Rate, no adjustment to the Conversion Rate will be made (other than with respect to the Corporation’s right to readjust the Conversion Rate as described in the immediately preceding sentence).

Rights or warrants distributed by the Corporation to all holders of Common Stock entitling the holders thereof to subscribe for or purchase shares of the Corporation’s capital stock (either initially or under certain circumstances), which rights or warrants, until the occurrence of a specified event or events (“Trigger Event”): (i) are deemed to be transferred with such shares of Common Stock; (ii) are not exercisable; and (iii) are also issued in respect of future issuances of Common Stock, shall be deemed not to have been distributed for purposes of this Section 8(e) (and no adjustment to the Conversion Rate under this Section 8(e) will be required) until the occurrence of the earliest Trigger Event, whereupon such rights and warrants shall be deemed to have been distributed and an appropriate adjustment (if any is required) to the Conversion Rate shall be made under this Section 8(e)(iii). If any such right or warrant, including any such existing rights or warrants distributed prior to the date of this Restated Certificate, are subject to events, upon the occurrence of which such rights or warrants become exercisable to purchase different securities, evidences of indebtedness or other assets, then the date of the occurrence of any and each such event shall be deemed to be the date of distribution and Record Date with respect to new rights or warrants with such rights (and a termination or expiration of the existing rights or warrants without exercise by any of the holders thereof). In addition, in the event of any distribution (or deemed distribution) of rights or warrants, or any Trigger Event or other event (of the type described in the preceding sentence) with respect thereto that was counted for purposes of calculating a distribution amount for which an adjustment to the Conversion Rate under this Section 8(e) was made, (1) in the case of any such rights or warrants that shall all have been redeemed without exercise by any holders thereof, the Conversion Rate shall be readjusted upon such final redemption to give effect to such distribution or Trigger Event, as the case may be, as though it were a cash distribution, equal to the per share redemption or repurchase price received by a holder or holders of Common Stock with respect to such rights or warrants (assuming such holder had retained such rights or warrants), made to all holders of Common Stock as of the date of such redemption, and (2) in the case of such rights or warrants that shall have expired or been terminated without exercise by any holders thereof, the Conversion Rate shall be readjusted as if such rights and warrants had not been issued.

No adjustment of the Conversion Rate shall be made pursuant to this Section 8(e)(iii) in respect of rights or warrants distributed or deemed distributed on any Trigger Event to the extent that such rights or warrants are actually distributed or reserved by the Corporation for distribution to Holders upon conversion by such Holders of shares of Series B Preferred Stock into Common Stock.

For purposes of this Section 8(e)(iii) and Section 8(e)(i) and (ii), any dividend or distribution to which this Section 8(e)(iii) is applicable that also includes shares of Common Stock, or rights or warrants to subscribe for or purchase shares of Common Stock (or both), shall be deemed instead to be (1) a dividend or distribution of the evidences of indebtedness, assets or shares of capital stock other than such shares of Common Stock or rights or warrants (and any Conversion Rate adjustment required by this Section 8(e)(iii) with respect to such dividend or distribution shall then be made) immediately followed by (2) a dividend or distribution of such shares of Common Stock or such rights or warrants (and any further Conversion Rate adjustment required by Sections 8(e)(i) and (ii) with respect to such dividend or distribution shall then be made), except any shares of Common Stock included in such dividend or distribution shall not be deemed “outstanding immediately prior to the Close of Business on such Record Date” within the meaning of Section 8(e)(i).

(iv) In case the Corporation shall, by dividend or otherwise, distribute to all holders of its Common Stock cash (excluding any dividend or distribution in connection with the liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary), then, in such case, the Conversion Rate shall be increased based on the following formula:

where,

CR0	=	the Conversion Rate in effect immediately prior to the Close of Business on the Record Date for such dividend or distribution;

CR1	=	the Conversion Rate in effect immediately after to Close of Business on such Record Date;

SP0	=	the Current Market Price; and

C	=	the amount in cash per share the Corporation distributes to holders of Common Stock.

The increase in the Conversion Rate under the preceding paragraph shall become effective immediately after the Close of Business on the Record Date for such dividend or distribution; provided that if the portion of the cash so distributed applicable to one share of Common Stock is equal to or greater than the Current Market Price on such Record Date, in lieu of the foregoing adjustment, adequate provision shall be made so that each Holder shall have the right to receive upon conversion the amount of cash such Holder would have received had such Holder converted its shares of Series B Preferred Stock on the Record Date. If such dividend or distribution is not so paid or made, such Conversion Rate shall again be adjusted to be the Conversion Rate that would then be in effect if such dividend or distribution had not been declared. For the avoidance of doubt, if the application of the foregoing formula would result in a decrease in the Conversion Rate, no adjustment to the Conversion Rate will be made (other than with respect to the Corporation’s right to readjust the Conversion Rate as described in the immediately preceding sentence).

(v) In case a tender or exchange offer made by the Corporation or any Subsidiary for all or any portion of the Common Stock shall expire and such tender or exchange offer (as amended upon the expiration thereof) shall require the payment to stockholders of consideration per share of Common Stock having a Fair Market Value (as determined by the Board of Directors, whose determination shall be conclusive) that as of the last time (the “Expiration Time”) tenders or exchanges may be made pursuant to such tender or exchange offer (as it may be amended) exceeds the Closing Sale Price of a share of Common Stock on the Trading Day next succeeding the Expiration Time, the Conversion Rate shall be increased based on the following formula:

where,

CR0	=	the Conversion Rate in effect immediately prior to the Expiration Time;

CR1	=	the Conversion Rate in effect immediately after the Expiration Time;

FMV	=	the Fair Market Value (as determined as aforesaid) of the aggregate consideration payable to stockholders based on the acceptance (up to any maximum specified in the terms of the tender or exchange offer) of all shares validly tendered or exchanged and not withdrawn as of the Expiration Time (the shares deemed so accepted up to any such maximum, being referred to as the “Purchased Shares”);

OS0	=	the number of shares of Common Stock outstanding (including any Purchased Shares) at the Expiration Time;

OS1	=	the number of shares of Common Stock outstanding (less any Purchased Shares) at the Expiration Time; and

SP1	=	the Closing Sale Price of a share of Common Stock on the Trading Day next succeeding the Expiration Time.

The increase in the Conversion Rate under the preceding paragraph shall become effective immediately after the Expiration Time. If the Corporation or any Subsidiary is obligated to purchase shares pursuant to any such tender or exchange offer, but the Corporation or such Subsidiary is permanently prevented by applicable law from effecting any such purchases or all such purchases are rescinded, the Conversion Rate shall again be adjusted to be the Conversion Rate that would then be in effect if such tender or exchange offer had not been made. For the avoidance of doubt, if the application of the foregoing formula would result in a decrease in the Conversion Rate, no adjustment to the Conversion Rate will be made (other than with respect to the Corporation’s right to readjust the Conversion Rate as described in the immediately preceding sentence).

(vi) For purposes of this Section 8(e), the following terms shall have the meaning indicated:

(A) “Current Market Price” shall mean the average of the daily Closing Sale Prices per share of Common Stock for the 10 consecutive Trading Days ending not later than the earlier of such date of determination and the day before the “ex” date with respect to the issuance, distribution, subdivision or combination requiring such computation immediately prior to the date in question. For purposes of this paragraph, the term “ex” date, (1) when used with respect to any issuance or distribution, means the first date on which the Common Stock trades, regular way, on the relevant exchange or in the relevant market from which the Closing Sale Price was obtained without the right to receive such issuance or distribution, and (2) when used with respect to any subdivision or combination of shares of Common Stock, means the first date on which the Common Stock trades, regular way, on such exchange or in such market after the time at which such subdivision or combination becomes effective.

If another issuance, distribution, subdivision or combination to which Section 8(e) applies occurs during the period applicable for calculating “Current Market Price” pursuant to the definition in the preceding paragraph, “Current Market Price” shall be calculated for such period in a manner determined by the Board of Directors to reflect the impact of such issuance, distribution, subdivision or combination on the Closing Sale Price of the Common Stock during such period.

(B) “Fair Market Value” shall mean the amount which a willing buyer would pay a willing seller in an arm’s-length transaction.

(C) “Record Date” shall mean, with respect to any dividend, distribution or other transaction or event in which the holders of Common Stock have the right to receive any cash, securities or other property or in which the Common Stock (or other applicable security) is exchanged for or converted into any combination of cash, securities or other property, the date fixed for determination of stockholders entitled to receive such cash, securities or other property (whether such date is fixed by the Board of Directors or by statute, contract or otherwise).

(vii) To the fullest extent permitted by law, the Corporation may make such increases in the Conversion Rate, in addition to those required by this Section 8, as the Board of Directors considers to be advisable to avoid or diminish any income tax to holders of Common Stock or rights to purchase Common Stock resulting from any dividend or distribution of stock (or rights to acquire stock) or from any event treated as such for income tax purposes.

To the fullest extent permitted by applicable law and the rules of The NASDAQ Stock Market or any other securities exchange on which the Common Stock is then listed, the Corporation from time to time may increase the Conversion Rate by any amount for any period of time if the Board of Directors shall have made a determination that such increase would be in the best interests of the Corporation, which determination shall be conclusive. Whenever the Conversion Rate is increased pursuant to the preceding sentence, the Corporation shall mail to each Holder of Series B Preferred Stock at the address of such Holder as it appears in the stock register a notice of such increase, and such notice shall state the increased Conversion Rate and the period during which it will be in effect.

(viii) Notwithstanding anything to the contrary in this Section 8, the Conversion Rate shall not be adjusted:

(A) upon the issuance of any shares of Common Stock pursuant to any present or future plan providing for the reinvestment of dividends or interest payable on the Corporation’s securities and the investment of additional optional amounts in shares of Common Stock under any plan;

(B) upon the issuance of any shares of Common Stock or options or rights to purchase those shares pursuant to any present or future employee, director or consultant benefit plan or program of or assumed by the Corporation or any of the Corporation’s Subsidiaries;

(C) upon the repurchase of any shares of Common Stock pursuant to an open-market share repurchase program or other buy-back transaction that is not a tender offer or exchange offer of the nature described under Section 8(e)(v);

(D) for a third-party tender offer (other than a tender offer by any Subsidiary of the Corporation as described under Section 8(e)(v));

(E) upon the issuance of any shares of the Common Stock pursuant to any option, warrant, right or exercisable, exchangeable or convertible security not described in clause (ii) of this subsection and outstanding as of the Issue Date;

(F) solely for a change in the par value of the Common Stock; or

(G) for accumulated and unpaid dividends, if any.

(ix) No adjustment in the Conversion Rate shall be required unless such adjustment would require an increase or decrease of at least 1% in such rate; provided that any adjustments that by reason of this Section 8(e)(ix) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 8 shall be made by the Corporation and shall be made to the nearest cent or to the nearest one-ten thousandth (1/10,000) of a share, as the case may be. To the extent the Series B Preferred Stock becomes convertible into cash, assets, property or securities (other than capital stock of the Corporation), no adjustment need be made thereafter as to the cash, assets, property or such securities. Interest will not accrue on any cash into which the Series B Preferred Stock may be convertible.

(x) Whenever the Conversion Rate is adjusted as herein provided, the Corporation shall promptly file with the Conversion Agent an Officer’s Certificate setting forth the Conversion Rate after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Unless and until the Conversion Agent shall have received such Officer’s Certificate, the Conversion Agent shall not be deemed to have knowledge of any adjustment of the Conversion Rate and may assume that the last Conversion Rate of which it has knowledge is still in effect. Promptly after delivery of such certificate, the Corporation shall prepare a notice of such adjustment of the Conversion Rate setting forth the adjusted Conversion Rate and the date on which each adjustment becomes effective and shall mail such notice of such adjustment of the Conversion Rate to each Holder of Series B Preferred Stock at its last address appearing in the stock register within 20 days after execution thereof. Failure to deliver such notice shall not affect the legality or validity of any such adjustment.

(xi) In any case in which this Section 8(e) provides that an adjustment shall become effective immediately after (1) a Record Date for an event, (2) the Record Date for a dividend or distribution described in Section 8(e)(i), (3) the Record Date for the issuance of rights or warrants as described in Section 8(e)(ii) or (4) the Expiration Time for any tender or exchange offer pursuant to Section 8(e)(v) (each a “Determination Date”), the Corporation may elect to defer until the occurrence of the applicable Adjustment Event (as hereinafter defined) (x) issuing to the Holder of any shares of Series B Preferred Stock converted after such

Determination Date and before the occurrence of such Adjustment Event, the additional shares of Common Stock or other securities issuable upon such conversion by reason of the adjustment required by such Adjustment Event over and above the Common Stock issuable upon such conversion before giving effect to such adjustment and (y) paying to such holder any amount in cash in lieu of any fraction pursuant to Section 8(c). For purposes of this Section 8(e)(xi), the term “Adjustment Event” shall mean:

(A) in any case referred to in clause (1) hereof, the occurrence of such event,

(B) in any case referred to in clause (2) hereof, the date any such dividend or distribution is paid or made,

(C) in any case referred to in clause (3) hereof, the date of expiration of such rights or warrants, and

(D) in any case referred to in clause (4) hereof, the date a sale or exchange of Common Stock pursuant to such tender or exchange offer is consummated and becomes irrevocable.

(xii) For purposes of this Section 8(e), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Corporation but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock. The Corporation will not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Corporation.

(f) Effect of Reclassification, Merger, Consolidation or Sale on Conversion Privilege. If any of the following events occur, namely (i) any reclassification or change of the outstanding shares of Common Stock (other than a subdivision or combination to which Section 8(e)(e)(i) applies), (ii) any consolidation, merger or combination of the Corporation with another Person as a result of which holders of Common Stock shall be entitled to receive stock, other securities or other property or assets (including cash) with respect to or in exchange for such Common Stock, or (iii) any sale or conveyance of all or substantially all of the properties and assets of the Corporation to any other Person as a result of which holders of Common Stock shall be entitled to receive stock, other securities or other property or assets (including cash) with respect to or in exchange for such Common Stock, then each share of Series B Preferred Stock Outstanding immediately prior to such transaction shall, without the consent of the Holders of Series B Preferred Stock, be convertible into the kind and amount of shares of stock, other securities or other property or assets (including cash) receivable upon such reclassification, change, consolidation, merger, combination, sale or conveyance by a holder of a number of shares of Common Stock issuable upon conversion of such Series B Preferred Stock (assuming, for such purposes, a sufficient number of authorized shares of Common Stock are available to convert all such Series B Preferred Stock) immediately prior to such reclassification, change, consolidation, merger, combination, sale or conveyance assuming such holder of Common Stock did not exercise his rights of election, if any, as to the kind or amount of stock, other securities or other property or assets (including cash) receivable upon such reclassification, change, consolidation, merger, combination, sale or conveyance (provided that, if the kind or amount of stock, other securities or other property or assets (including cash) receivable upon such reclassification, change, consolidation, merger, combination, sale or conveyance is not the same for each share of Common Stock in respect of which such rights of election shall not have been exercised (“non-electing share”), then for the purposes of this Section 8(f) the kind and amount of stock, other securities or other property or assets (including cash) receivable upon such reclassification, change, consolidation, merger, combination, sale or conveyance for each non-electing share shall be deemed to be the kind and amount so receivable per share by a plurality of the non-electing shares).

The Corporation shall cause notice of the application of this Section 8(f) to be mailed to each holder of Series B Preferred Stock at its address appearing in the stock register within 30 days after the occurrence of any of the events specified in the first paragraph of this Section 8(f). Failure to deliver such notice shall not affect the legality or validity of any conversion right pursuant to this Section 8(f).

The above provisions of this Section 8(f) shall similarly apply to successive reclassifications, changes, consolidations, mergers, combinations, sales and conveyances. If this Section 8(f) applies to any event or occurrence, Section 8(e) shall not apply.

(g) Taxes on Shares Issued. The issuance of stock certificates on conversions of Series B Preferred Stock shall be made without charge to the converting Holder for any documentary, stamp or similar issue or transfer tax in respect of the issue thereof. The Corporation shall not, however, be required to pay any such tax which may be payable in respect of any transfer involved in the issue and delivery of stock in any name other than that of the Holder of any Series B Preferred Stock converted, and the Corporation shall not be required to issue or deliver any such stock certificate unless and until the Person or Persons requesting the issue thereof shall have paid to the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid.

(h) Reservation of Shares; Shares to be Fully Paid; Compliance with Governmental Requirements; Listing of Common Stock. The Corporation shall provide, free from preemptive rights, out of its authorized but unissued shares or shares held in treasury, sufficient shares of Common Stock to provide for the conversion of shares of Series B Preferred Stock from time to time as such shares are presented for conversion.

Before taking any action which would cause an adjustment increasing the Conversion Rate to an amount that would cause the Conversion Price to be reduced below the then par value, if any, of the shares of Common Stock issuable upon conversion of Series B Preferred Stock, the Corporation will take all corporate action which may, in the opinion of its counsel, be necessary in order that the Corporation may validly and legally issue shares of such Common Stock at such adjusted Conversion Rate.

The Corporation covenants that all shares of Common Stock that may be issued upon conversion of Series B Preferred Stock will upon issue be fully paid and non-assessable by the Corporation and free from all taxes, liens and charges with respect to the issue thereof.

The Corporation covenants that, if any shares of Common Stock to be provided for the purpose of conversion of Series B Preferred Stock hereunder require registration with or approval of any governmental authority under any federal or state law before such shares may be validly issued upon conversion, the Corporation will in good faith and as expeditiously as possible, to the extent then permitted by the rules and interpretations of the Commission (or any successor thereto), endeavor to secure such registration or approval, as the case may be.

The Corporation covenants that, if at any time the Common Stock shall be listed on any national securities exchange or automated quotation system, the Corporation will, if permitted by the rules of such exchange or automated quotation system, list and keep listed, so long as the Common Stock shall be so listed on such exchange or automated quotation system, all Common Stock issuable upon conversion of Series B Preferred Stock; provided that if the rules of such exchange or automated quotation system permit the Corporation to defer the listing of such Common Stock until the first conversion of Series B Preferred Stock into Common Stock in accordance with the provisions of this Section 8, the Corporation covenants to list such Common Stock issuable upon conversion of Series B Preferred Stock in accordance with the requirements of such exchange or automated quotation system at such time.

(i) Notice to Holders Prior to Certain Actions. In case:

(i) the Corporation shall declare a dividend (or any other distribution) on its Common Stock that would require an adjustment in the Conversion Rate pursuant to Section 8(e); or

(ii) the Corporation shall authorize the granting to the holders of all or substantially all of its Common Stock of rights or warrants to subscribe for or purchase any share of any class or any other rights or warrants; or

(iii) of any reclassification or reorganization of the Common Stock of the Corporation (other than a subdivision or combination of its outstanding Common Stock, or a change in par value, or from par value to no par value, or from no par value to par value), or of any consolidation or merger to which the Corporation is a party and for which approval of any stockholders of the Corporation is required, or of the sale or transfer of all or substantially all of the assets of the Corporation; or

(iv) of the voluntary or involuntary dissolution, liquidation or winding up of the Corporation;

the Corporation shall cause to be filed with the Registrar and to be mailed to each holder of Series B Preferred Stock at his address appearing in the stock register, as promptly as possible but in any event at least 10 days prior to the applicable date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution or rights or warrants, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution or rights are to be determined, or (y) the date on which such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up is expected to become effective or occur, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up. Failure to give such notice, or any defect therein, shall not affect the legality or validity of such dividend, distribution, reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up.

(j) Stockholder Rights Plans. Each share of Common Stock issued upon conversion of Series B Preferred Stock pursuant to this Section 8 shall be entitled to receive the appropriate number of rights, if any, and the certificates representing the Common Stock issued upon such conversion shall bear such legends, if any, in each case as may be provided by the terms of any stockholder rights plan adopted by the Corporation, as the same may be amended from time to time. If at the time of conversion, however, the rights have separated from the shares of Common Stock in accordance with the provisions of the applicable stockholder rights agreement so that the holders of Series B Preferred Stock would not be entitled to receive any rights in respect of Common Stock issuable upon conversion of Series B Preferred Stock, the Conversion Rate shall be adjusted as if the Corporation distributed to all holders of Common Stock shares of the Corporation’s capital stock, evidences of indebtedness or assets (including securities but excluding rights or warrants to purchase Common Stock issued to all holders of Common Stock, Common Stock issued as a dividend or distribution on Common Stock and cash distributions), subject to readjustment in the event of the expiration, termination or redemption of the rights.

(k) Automatic Conversion by the Corporation.

(i) The Corporation may elect to automatically convert up to 50% of the shares of Series B Preferred Stock Outstanding as of the Close of Business on the last day of the Measurement Period defined below (and corresponding accumulated and unpaid dividends thereon) in whole or in part (an “Automatic Conversion”) at any time or from time to time after the Lock-Up Expiration Date if (i) the Closing Sale Price of the Common Stock has exceeded 150% of the IPO Price (as such price may be appropriately adjusted for any stock combinations or stock splits of or stock dividends on the Common Stock subsequent to the Issue Date) for at least 20 Trading Days in any 30 consecutive Trading Day period (such period, a “Measurement Period”), ending within five Trading Days prior to the date of the Automatic Conversion Notice (as defined below) and (ii) the average daily trading volume of the Common Stock for at least 20 Trading Days in such Measurement Period exceeds 200,000 shares or $2,500,000.

(ii) In addition to the Corporation’s right under Section 8(k)(i) above, the Corporation may elect to automatically convert up to all of the then Outstanding shares of Series B Preferred Stock (and corresponding accumulated and unpaid dividends thereon) in whole or in part at any time or from time to time after the Lock-Up Expiration Date if (i) the Closing Sale Price of the Common Stock has exceeded 160% of the IPO Price (as such price may be appropriately adjusted for any stock combinations or stock splits of or stock dividends on the Common Stock subsequent to the Issue Date) for at least 20 Trading Days in a Measurement Period ending within five Trading Days prior to the date of the Automatic Conversion Notice and (ii) the average daily trading volume of the Common Stock for at least 20 Trading Days in such Measurement Period exceeds 200,000 shares or $2,500,000.

(iii) If the Corporation desires to exercise its rights of Automatic Conversion, the Corporation or, at the written request and expense of the Corporation, the Registrar, shall mail or cause to be mailed to each Holder subject to such Automatic Conversion notice (the “Automatic Conversion Notice”) of an Automatic Conversion not more than 30 calendar days but not less than 10 calendar days prior to the date on which the shares of Series B Preferred Stock will be automatically converted (the “Automatic Conversion Date”). If the Corporation gives such notice, it shall also deliver a copy of such Automatic Conversion Notice to the Registrar. If such notice is to be given by the Registrar, the Corporation shall prepare and provide the form and content of such Automatic Conversion Notice to the Registrar. Such mailing shall be by first class mail. The notice, if mailed in the manner herein provided, shall be conclusively presumed to have been duly given, whether or not the Holder receives such notice. In any case, failure to give such notice by mail or any defect in the notice to the Holder of any shares of Series B Preferred Stock designated for Automatic Conversion as a whole or in part shall not affect the validity of the proceedings for the Automatic Conversion of any other shares of Series B Preferred Stock.

(iv) Each Automatic Conversion Notice shall specify the number of shares of Series B Preferred Stock and amount of accumulated and unpaid dividends thereon to be automatically converted, the CUSIP number or numbers of the Series B Preferred Stock being automatically converted, the Automatic Conversion Date, that on and after said date dividends thereon or on the portion thereof to be automatically converted will cease to accumulate, the place or places where such shares of Series B Preferred Stock are to be surrendered for conversion, and the Conversion Rate then in effect.

(v) If fewer than all the Outstanding shares of Series B Preferred Stock are to be automatically converted on any given Automatic Conversion Date, the Automatic Conversion Notice shall identify the shares of Series B Preferred Stock to be automatically converted (including the certificate number, the total number of shares represented thereby and the number of such shares being automatically converted on the Automatic Conversion Date) and shall state that, in the event any certificate representing shares of Series B Preferred Stock, not all of which are to be automatically converted, is surrendered for conversion, a new certificate representing the unconverted portion of such shares will be issued.

(vi) If the Corporation opts to automatically convert less than all of the Outstanding shares of Series B Preferred Stock on any given Automatic Conversion Date, the Registrar shall select or cause to be selected the shares of Series B Preferred Stock to be automatically converted on a pro rata basis. If any certificate representing shares of Series B Preferred Stock selected for partial Automatic Conversion is submitted for voluntary conversion in part after such selection and before mailing of the Automatic Conversion Notice, the portion of such certificate submitted for voluntary conversion shall be deemed (so far as may be possible) to be the portion to be selected for Automatic Conversion. The shares of Series B Preferred Stock so selected shall be deemed duly selected for Automatic Conversion for all purposes hereof, notwithstanding that any such shares are submitted for voluntary conversion in part before the mailing of the Automatic Conversion Notice.

(vii) In the event of an Automatic Conversion, the Corporation shall issue and deliver a certificate or certificates for the number of shares of Common Stock issuable upon conversion of the shares of Series B Preferred Stock subject to such Automatic Conversion along with any cash in respect of any fractional shares of Common Stock otherwise issuable upon conversion.

(viii) All shares of Series B Preferred Stock subject to an Automatic Conversion shall be delivered to the Conversion Agent. In case fewer than the full number of shares of Series B Preferred Stock evidenced by the surrendered certificate or certificates are being converted, the Corporation shall execute and the

Transfer Agent shall authenticate and deliver a new certificate or certificates, of like tenor, for the number of shares evidenced by such surrendered certificate or certificates less the number of shares being converted.

(ix) Upon conversion, dividends on the shares of Series B Preferred Stock so called for Automatic Conversion shall cease to accumulate, and the Holders thereof shall have no right in respect of such shares except the right to receive the shares of Common Stock and cash, if any, to which they are entitled pursuant to this Section 8(k).

(x) If any of the provisions of this Section 8(k) are inconsistent with applicable law at the time of such Automatic Conversion, such law shall govern.

9. Consolidation, Merger, Sale, Etc. The Corporation shall not consolidate with or merge into any other Person or Persons (whether or not affiliated with the Corporation), nor shall the Corporation or its successor or successors be a party or parties to successive consolidations or mergers, nor shall the Corporation sell, convey, transfer or lease all or substantially all of the property and assets of the Corporation to any other Person (whether or not affiliated with the Corporation) (a) unless in each case (i) any then Outstanding shares of Series B Preferred Stock remain Outstanding (other than shares redeemed, repurchased or converted in accordance with the provisions of Section 7 or Section 8, as the case may be) or, in the case of any merger or consolidation with respect to which the Corporation is not the surviving or resulting entity, are converted into or exchanged for preference securities of the surviving or resulting entity or its ultimate parent and the entity issuing those preference securities is organized and existing under the laws of the United States of America, any state thereof or the District of Columbia and is a corporation for U.S. federal income tax purposes and (ii) such shares remaining Outstanding or such preference securities, as the case may be, have such rights, preferences, privileges and voting powers, and limitations and restrictions thereof, taken as a whole, that are not materially less favorable to the holders thereof than the rights, preferences, privileges and voting powers, and limitations and restrictions of the Series B Preferred Stock immediately prior to the consummation of such transaction, taken as a whole, or (b) except as may be provided in a definitive agreement relating to such a transaction that has been approved by the stockholders of the Corporation (including the holders of the then Outstanding shares of Series B Preferred Stock). For purposes of this Section 9, the term “all or substantially all of the property and assets of the Corporation” shall be interpreted in the same manner as such term is interpreted with respect to indentures for debt securities that are governed by the law of the State of New York.

10. Certificates.

(a) Form and Dating. The Series B Preferred Stock certificate shall be substantially in the form set forth in Exhibit A, which is hereby incorporated in and expressly made a part of this Restated Certificate. The Series B Preferred Stock certificate may have notations, legends or endorsements required by law, stock exchange rules, agreements to which the Corporation is subject, if any, or usage; provided that any such notation, legend or endorsement is in a form acceptable to the Corporation. Each Series B Preferred Stock certificate shall be dated the date of its authentication.

(i) Certificated Series B Preferred Stock. The Series B Preferred Stock shall be issued initially in the form of physical certificates in fully registered certificated form (“Certificated Series B Preferred Stock”).

(ii) Global Series B Preferred Stock. The Series B Preferred Stock may be issued in the form of one or more fully registered global certificates with the global securities legend set forth in Exhibit A hereto (the “Global Series B Preferred Stock”), which shall be deposited on behalf of the Holders represented thereby with the Transfer Agent, as custodian for the Depositary (or with such other custodian as the Depositary may direct), and registered in the name of the Depositary or a nominee of the Depositary, duly executed by the Corporation and authenticated by the Transfer Agent as hereinafter provided. The number of shares of Series B Preferred Stock represented by Global Series B Preferred Stock may from time to time be increased or decreased by adjustments made on the records of the Transfer Agent and the Depositary or its nominee as hereinafter provided.

(iii) Book-Entry Provisions. In the event Global Series B Preferred Stock is deposited with or on behalf of the Depositary, the Corporation shall execute and the Transfer Agent shall authenticate and deliver initially one or more Global Series B Preferred Stock certificates that (a) shall be registered in the name of the Depositary as Depositary for such Global Series B Preferred Stock or the nominee of the Depositary and (b) shall be delivered by the Transfer Agent to the Depositary or pursuant to the Depositary’s instructions or held by the Transfer Agent as custodian for the Depositary.

Members of, or participants in, the Depositary (“Agent Members”) shall have no rights under this Section E with respect to any Global Series B Preferred Stock held on their behalf by the Depositary or by the Transfer Agent as the custodian of the Depositary or under such Global Series B Preferred Stock, and the Depositary may be treated by the Corporation, the Transfer Agent and any agent of the Corporation or the Transfer Agent as the absolute owner of such Global Series B Preferred Stock for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Corporation, the Transfer Agent or any agent of the Corporation or the Transfer Agent from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and its Agent Members, the operation of customary practices of the Depositary governing the exercise of the rights of a holder of a beneficial interest in any Global Series B Preferred Stock.

(b) Execution and Authentication. Two Officers shall sign the Series B Preferred Stock certificate for the Corporation by manual or facsimile signature, in accordance with the Corporation’s Bylaws and applicable law.

If an Officer whose signature is on a Series B Preferred Stock certificate no longer holds that office at the time the Transfer Agent authenticates the Series B Preferred Stock certificate, the Series B Preferred Stock certificate shall be valid nevertheless.

A Series B Preferred Stock certificate shall not be valid until an authorized signatory of the Transfer Agent signs the Series B Preferred Stock certificate by manual signature. The signature shall be conclusive evidence that the Series B Preferred Stock certificate has been authenticated under this Section E.

The Transfer Agent shall authenticate and deliver certificates of Series B Preferred Stock for original issue upon a written order of the Corporation in the form of an Officer’s Certificate. Such order shall specify the number of shares of Series B Preferred Stock to be authenticated and the date on which the original issue of the Series B Preferred Stock is to be authenticated.

The Transfer Agent may appoint an authenticating agent reasonably acceptable to the Corporation to authenticate the certificates for the Series B Preferred Stock. Unless limited by the terms of such appointment, an authenticating agent may authenticate certificates for the Series B Preferred Stock whenever the Transfer Agent may do so. Each reference in this Section E to authentication by the Transfer Agent includes authentication by such agent. An authenticating agent has the same rights as the Transfer Agent or agent for service of notices and demands.

(c) Transfer and Exchange.

(i) Transfer and Exchange of Certificated Series B Preferred Stock. When Certificated Series B Preferred Stock is presented to the Transfer Agent with a request to register the transfer of such Certificated Series B Preferred Stock or to exchange such Certificated Series B Preferred Stock for an equal number of shares of Certificated Series B Preferred Stock, the Transfer Agent shall register the transfer or make the exchange as requested if its reasonable requirements for such transaction are met; provided, however, that the Certificated Series B Preferred Stock surrendered for transfer or exchange shall be duly endorsed or accompanied by a written instrument of transfer in form reasonably satisfactory to the Corporation and the Transfer Agent, duly executed by the Holder thereof or its attorney duly authorized in writing.

(ii) Restrictions on Transfer of Certificated Series B Preferred Stock for a Beneficial Interest in Global Series B Preferred Stock. Certificated Series B Preferred Stock may not be exchanged for a beneficial interest in Global Series B Preferred Stock except upon satisfaction of the requirements set forth below. Upon receipt by the Transfer Agent of Certificated Series B Preferred Stock, duly endorsed or accompanied by appropriate instruments of transfer, in form reasonably satisfactory to the Corporation and the Transfer Agent, together with written instructions directing the Transfer Agent to make, or to direct the Depositary to make, an adjustment on its books and records with respect to such Global Series B Preferred Stock to reflect an increase in the number of shares of Series B Preferred Stock represented by the Global Series B Preferred Stock, then the Transfer Agent shall cancel such Certificated Series B Preferred Stock and cause, or direct the Depositary to cause, in accordance with the standing instructions and procedures existing between the Depositary and the Transfer Agent, the number of shares of Series B Preferred Stock represented by the Global Series B Preferred Stock to be increased accordingly. If no Global Series B Preferred Stock is then outstanding, the Corporation shall issue and the Transfer Agent shall authenticate, upon written order of the Corporation in the form of an Officer’s Certificate, a new Global Series B Preferred Stock representing the appropriate number of shares.

(iii) Transfer and Exchange of Global Series B Preferred Stock. The transfer and exchange of Global Series B Preferred Stock or beneficial interests therein shall be effected through the Depositary, in accordance with this Section E (including applicable restrictions on transfer set forth herein, if any) and the procedures of the Depositary therefor.

(iv) Transfer of a Beneficial Interest in Global Series B Preferred Stock for Certificated Series B Preferred Stock.

(A) Any Person having a beneficial interest in Series B Preferred Stock may upon request, but only with the consent of the Corporation, exchange such beneficial interest for Certificated Series B Preferred Stock representing the same number of shares of Series B Preferred Stock. Upon receipt by the Transfer Agent of written instructions or such other form of instructions as is customary for the Depositary from the Depositary or its nominee on behalf of any Person having a beneficial interest in Global Series B Preferred Stock, then, the Transfer Agent or the Depositary, at the direction of the Transfer Agent, shall cause, in accordance with the standing instructions and procedures existing between the Depositary and the Transfer Agent, the number of shares of Series B Preferred Stock represented by Global Series B Preferred Stock to be reduced on its books and records and, following such reduction, the Corporation shall execute and the Transfer Agent shall authenticate and deliver to the transferee Certificated Series B Preferred Stock.

(B) Certificated Series B Preferred Stock issued in exchange for a beneficial interest in a Global Series B Preferred Stock pursuant to this Section 9(c)(iv) shall be registered in such names and in such authorized denominations as the Depositary, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Transfer Agent. The Transfer Agent shall deliver such Certificated Series B Preferred Stock to the Persons in whose names such Series B Preferred Stock are so registered in accordance with the instructions of the Depositary.

(v) Restrictions on Transfer and Exchange of Global Series B Preferred Stock. Notwithstanding any other provisions of this Section E (other than the provisions set forth in Section 9(c)(vi)), Global Series B Preferred Stock may not be transferred as a whole except by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.

(vi) Authentication of Certificated Series B Preferred Stock. If at any time:

(A) the Depositary notifies the Corporation that the Depositary is unwilling or unable to continue as Depositary for the Global Series B Preferred Stock and a successor Depositary for the Global Series B Preferred Stock is not appointed by the Corporation within 90 days after delivery of such notice;

(B) the Depositary ceases to be a clearing agency registered under the Exchange Act and a successor Depositary for the Global Series B Preferred Stock is not appointed by the Corporation within 90 days; or

(C) the Corporation, in its sole discretion, notifies the Transfer Agent in writing that it elects to discontinue the use of book-entry transfer through the Depositary (or any successor Depositary),

then the Corporation shall execute, and the Transfer Agent, upon receipt of a written order of the Corporation in the form of an Officer’s Certificate requesting the authentication and delivery of Certificated Series B Preferred Stock to the Persons designated by the Corporation, shall authenticate and deliver Certificated Series B Preferred Stock equal to the number of shares of Series B Preferred Stock represented by the Global Series B Preferred Stock, in exchange for such Global Series B Preferred Stock.

(vii) Cancellation or Adjustment of Global Series B Preferred Stock. At such time as all beneficial interests in Global Series B Preferred Stock have either been exchanged for Certificated Series B Preferred Stock, converted or cancelled, such Global Series B Preferred Stock shall be returned to the Depositary for cancellation or retained and canceled by the Transfer Agent. At any time prior to such cancellation, if any beneficial interest in Global Series B Preferred Stock is exchanged for Certificated Series B Preferred Stock, converted or canceled, the number of shares of Series B Preferred Stock represented by such Global Series B Preferred Stock shall be reduced and an adjustment shall be made on the books and records of the Transfer Agent with respect to such Global Series B Preferred Stock, by the Transfer Agent or the Depositary, to reflect such reduction.

(viii) Obligations with Respect to Transfers and Exchanges of Series B Preferred Stock.

(A) To permit registrations of transfers and exchanges, the Corporation shall execute and the Transfer Agent shall authenticate Certificated Series B Preferred Stock and Global Series B Preferred Stock as required pursuant to the provisions of this Section 9(c).

(B) All Certificated Series B Preferred Stock and Global Series B Preferred Stock issued upon any registration of transfer or exchange of Certificated Series B Preferred Stock or Global Series B Preferred Stock shall be the valid obligations of the Corporation, entitled to the same benefits under this Section E as the Certificated Series B Preferred Stock or Global Series B Preferred Stock surrendered upon such registration of transfer or exchange.

(C) Prior to due presentment for registration of transfer of any shares of Series B Preferred Stock, the Transfer Agent and the Corporation may deem and treat the Person in whose name such shares of Series B Preferred Stock are registered as the absolute owner of such Series B Preferred Stock and neither the Transfer Agent nor the Corporation shall be affected by notice to the contrary.

(D) No service charge shall be made to a Holder for any registration of transfer or exchange upon surrender of any Series B Preferred Stock certificate or Common Stock certificate at the office of the Transfer Agent maintained for that purpose. However, the Corporation may require payment of a sum sufficient to cover any tax, assessment or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Series B Preferred Stock certificates or Common Stock certificates.

(E) None of the Corporation, the Transfer Agent or the Registrar shall be required to exchange or register a transfer of (i) any Series B Preferred Stock for a period of 15 days next preceding any selection of Series B Preferred Stock to be redeemed, (ii) any Series B Preferred Stock called for redemption pursuant to Section 7, (iii) any Series B Preferred Stock surrendered for purchase (and not withdrawn) in accordance with Section 7, (iv) any Series B Preferred Stock surrendered for redemption at the option of the Holder thereof (and not withdrawn) pursuant to Section 7, or (v) any Series B Preferred Stock surrendered for conversion pursuant to Section 8.

(ix) No Obligation of the Transfer Agent.

(A) The Transfer Agent shall have no responsibility or obligation to any beneficial owner of Global Series B Preferred Stock, any Agent Member or any other Person with respect to the accuracy of the records of the Depositary, if any, or its nominee or of any participant or member thereof, with respect to any ownership interest in the Series B Preferred Stock or with respect to the delivery to any Agent Member, beneficial owner or other Person (other than the Depositary, if any) of any notice or the payment of any amount, under or with respect to such Global Series B Preferred Stock. All notices and communications to be given to the Holders and all payments to be made to Holders under the Series B Preferred Stock shall be given or made only to the Holders (which shall be the Depositary or its nominee in the case of the Global Series B Preferred Stock). The rights of beneficial owners in any Global Series B Preferred Stock shall be exercised only through the Depositary subject to the applicable rules and procedures of the Depositary. The Transfer Agent may rely and shall be fully protected in relying upon information furnished by the Depositary with respect to its Agent Members and any beneficial owners.

(B) The Transfer Agent shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Section E or under applicable law with respect to any transfer of any interest in any Series B Preferred Stock (including any transfers between or among Agent Members or beneficial owners in any Global Series B Preferred Stock) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of this Section E, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

(d) Replacement Certificates.

(i) If any of the Series B Preferred Stock certificates shall become mutilated or be lost, stolen or destroyed, the Corporation in its discretion may execute, and upon its written request the Transfer Agent or an authenticating agent appointed by the Transfer Agent shall authenticate and deliver, a new Series B Preferred Stock certificate of like tenor and representing an equivalent amount of shares of Series B Preferred Stock, in exchange and in substitution for and upon cancellation of the mutilated Series B Preferred Stock certificate, or in lieu of and substitution for the Series B Preferred Stock certificate so lost, stolen or destroyed. In every case, the applicant for a substituted Series B Preferred Stock certificate shall furnish to the Corporation, to the Transfer Agent and, if applicable, to such authenticating agent such security or indemnity as may be required by them to save each of them harmless from any loss, liability, cost or expense caused by or connected with such substitution, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Corporation, to the Transfer Agent and, if applicable, to such authenticating agent evidence to their satisfaction of the destruction, loss or theft of such Series B Preferred Stock certificate and of the ownership thereof.

(ii) The Transfer Agent or such authenticating agent, as the case may be, may authenticate any such substituted Series B Preferred Stock certificate and deliver the same upon the receipt of such security or indemnity and evidence, as described in the preceding paragraph, the Transfer Agent, the Corporation and, if applicable, such authenticating agent may require. Upon the issuance of any substituted Series B Preferred Stock certificate, the Corporation or the Transfer Agent may require the payment by the holder of a sum sufficient to cover any tax, assessment or other governmental charge that may be imposed in relation thereto and any other expenses connected therewith. In case any Series B Preferred Stock certificate representing shares of Series B Preferred Stock that have been called for redemption or surrendered for purchase or are to be converted into Common Stock shall become mutilated or be destroyed, lost or stolen, the Corporation may, in its sole discretion, instead of issuing a substitute Series B Preferred Stock certificate, pay or authorize the payment of or convert or authorize the conversion of the same (without surrender thereof except in the case of a mutilated Series B Preferred Stock certificate), as the case may be, if the applicant for such payment or conversion shall furnish to the Corporation, to the Transfer Agent and, if applicable, to such authenticating agent such security or indemnity as may be required by them to save each of them harmless for any loss, liability, cost or expense caused by or in connection with such substitution, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Corporation, the Transfer Agent and, if applicable, any Paying Agent or Conversion Agent evidence to their satisfaction of the destruction, loss or theft of such Series B Preferred Stock certificate and of the ownership thereof.

(e) Temporary Certificates. Until definitive Series B Preferred Stock certificates are ready for delivery, the Corporation may prepare and the Transfer Agent shall, upon written request of the Corporation, authenticate and deliver temporary Series B Preferred Stock certificates. Temporary Series B Preferred Stock certificates shall be substantially in the form of definitive Series B Preferred Stock certificates, but with such omissions, insertions and variations as may be appropriate for temporary Series B Preferred Stock certificates, all as may be determined by the Corporation. Every such temporary Series B Preferred Stock certificate shall be executed by the Corporation and authenticated by the Transfer Agent upon the same conditions and in substantially the same manner, and with the same effect, as the definitive Series B Preferred Stock certificates. Without unreasonable delay, the Corporation shall execute and deliver to the Transfer Agent definitive Series B Preferred Stock certificates and thereupon any or all temporary Series B Preferred Stock certificates may be surrendered in exchange therefor, at the office of the Transfer Agent, and the Transfer Agent shall authenticate and deliver in exchange for such temporary Series B Preferred Stock certificates definitive Series B Preferred Stock certificates representing an equal number of shares. Such exchange shall be made by the Corporation at its own expense and without any charge therefor. Until so exchanged, the temporary Series B Preferred Stock certificates shall in all respects be entitled to the same benefits and subject to the same limitations under this Section E as definitive Series B Preferred Stock certificates authenticated and delivered hereunder.

(f) Cancellation. All Certificated Series B Preferred Stock surrendered for the purpose of payment, redemption, purchase, conversion, exchange or registration of transfer shall, if surrendered to the Corporation, the Paying Agent, the Registrar or the Conversion Agent, be surrendered to the Transfer Agent and promptly canceled by it, or, if surrendered to the Transfer Agent, shall be promptly canceled by it, and no Certificated Series B Preferred Stock shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Section E. The Transfer Agent shall dispose of such canceled certificates in accordance with its customary procedures. In the event the Corporation shall purchase or otherwise acquire Certificated Series B Preferred Stock, the same shall thereupon be delivered to the Transfer Agent for cancellation.

(i) At such time as all beneficial interests in Global Series B Preferred Stock have either been exchanged for Certificated Series B Preferred Stock, converted, repurchased or canceled, such Global Series B Preferred Stock shall thereupon be delivered to the Transfer Agent for cancellation.

(ii) The Transfer Agent and no one else shall cancel and destroy all Series B Preferred Stock certificates surrendered for transfer, exchange, replacement or cancellation and deliver a certificate of such destruction to the Corporation unless the Corporation directs the Transfer Agent to deliver canceled Series B Preferred Stock certificates to the Corporation. The Corporation may not issue new Series B Preferred Stock certificates to replace Series B Preferred Stock certificates to the extent they evidence Series B Preferred Stock that the Corporation has purchased or otherwise acquired.

11. Registrar and Transfer Agent. The duly appointed Transfer Agent (the “Transfer Agent”) and Registrar (the “Registrar”) for the Series B Preferred Stock shall be BNY Mellon Shareowner Services. The Corporation may, in its sole discretion, remove the Transfer Agent and Registrar in accordance with the agreement between the Corporation and the Transfer Agent and Registrar; provided that the Corporation shall appoint a successor transfer agent and registrar who shall accept such appointment prior to the effectiveness of such removal.

12. Paying Agent and Conversion Agent. The Corporation shall maintain in the United States (i) an office or agency in the United States where the Series B Preferred Stock may be presented for payment (the “Paying Agent”) and (ii) an office or agency where the Series B Preferred Stock may be presented for conversion (the “Conversion Agent”). The Transfer Agent shall act as Paying Agent and Conversion Agent, unless another Paying Agent or Conversion Agent is appointed by the Corporation. The Corporation may appoint the Registrar, the Paying Agent and the Conversion Agent and may appoint one or more additional paying agents and one or more additional conversion agents in such other locations as it shall determine. The term “Paying Agent” includes any additional paying agent and the term “Conversion Agent” includes any additional conversion agent. The Corporation may change any Paying Agent or Conversion Agent without prior notice to any Holder. The Corporation shall notify the Registrar of the name and address of any Paying Agent or Conversion Agent appointed by the Corporation. If the Corporation fails to appoint or maintain another entity as Paying Agent or Conversion Agent, the Registrar shall act as such. The Corporation or any of its Affiliates may act as Paying Agent, Registrar or Conversion Agent.

13. No Preemptive Rights. No share of Series B Preferred Stock shall have any rights of preemption whatsoever as to any securities of the Corporation, or any warrants, rights or options issued or granted with respect thereto, regardless of how such securities, or such warrants, rights or options, may be designated, issued or granted.

14. Currency. All payments and distributions on or with respect to the Series B Preferred Stock shall be made in U.S. currency. All references herein to “$”or “dollars” refer to U.S. currency.

15. Reacquired Shares. Shares of Series B Preferred Stock that are duly converted in accordance with Section 8 or that are repurchased or otherwise acquired by the Corporation shall, upon the effectiveness of such conversion, repurchase or reacquisition, resume the status of authorized but unissued shares of Preferred Stock, undesignated as to series and available for future issuance; provided that any such canceled shares of Series B Preferred Stock may be reissued only as shares of any series of Preferred Stock other than Series B Preferred Stock. The Corporation may from time to time take such appropriate action as may be necessary to reduce the authorized number of shares of Series B Preferred Stock.

16. Notices. With respect to any notice to a Holder of Series B Preferred Stock required to be provided this Section E, neither failure to mail such notice, nor any defect therein or in the mailing thereof, to any particular Holder shall affect the sufficiency of the notice or the validity of the proceedings referred to in such notice with respect to the other Holders or affect the legality or validity of any distribution, rights, warrant, reclassification, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding-up, or the vote upon any such action. Any notice that was mailed in the manner provided in this Section E shall be conclusively presumed to have been duly given whether or not the Holder receives the notice. All notice periods referred to in this Section E shall commence on the date of the mailing of the applicable notice. Notice to any Holder of Series B Preferred Stock shall be given to the registered address set forth in the Corporation’s stock register, or for Global Series B Preferred Stock, to the Depositary in accordance with its procedures.

17. Legal Holidays. Any payments required to be made under this Section E on any day that is not a Business Day shall be made on the next succeeding Business Day without interest or additional payment for such delay. Any actions required to be made this Section E on any day that is not a Business Day shall be taken on the next succeeding Business Day.

18. Calculations. Except as otherwise provided in this Section E, the Corporation shall be responsible for making all calculations called for under this Section E. These calculations include, but are not limited to, determinations of the Closing Sale Price and Daily VWAP of the Common Stock, accumulated dividends payable on the Series B Preferred Stock, the Aggregate Net Proceeds, the Available Net Proceeds, the amount of the Make-Whole Payment, and the Conversion Rate of the Series B Preferred Stock. The Corporation shall make all these calculations in good faith and, absent manifest error, such calculations will be final and binding on the Holders of the Series B Preferred Stock. The Corporation shall provide a schedule of its calculations to the Transfer Agent, and the Transfer Agent is entitled to rely conclusively upon the accuracy of such calculations without independent verification. The Transfer Agent will forward such calculations to any Holder upon the written request of such Holder.

19. Headings. The headings of the Sections of this Section E are for convenience of reference only and shall not define, limit or affect any of the provisions hereof.

ARTICLE V

In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware:

A. The Board of Directors is expressly authorized to adopt, amend or repeal the bylaws of the Corporation, without any action on the part of the stockholders, by the vote of at least a majority of the directors of the Corporation then in office; which shall include the affirmative vote of at least one director from each class of the Board of Directors if the Board of Directors shall then be divided into classes. In addition to any vote of the holders of any class or series of stock of the Corporation required by law or the certificate of incorporation of the Corporation, the bylaws may also be adopted, amended or repealed by the affirmative vote of the holders of at least sixty-six and two-thirds percent (66-2/3%) of the voting power of the shares of the capital stock of the Corporation entitled to vote in the election of directors, voting as one class; provided, however, that the affirmative vote of the holders representing only a majority of the voting power of the shares of the capital stock of the Corporation entitled to vote in the election of directors, voting as one class, shall be required if such adoption, amendment or repeal of the bylaws has been previously approved by the affirmative vote of at least two-thirds (2/3) of the directors of the Corporation then in office.

B. Elections of directors need not be by written ballot unless the bylaws of the Corporation shall so provide.

C. The books of the Corporation may be kept at such place within or without the State of Delaware as the bylaws of the Corporation may provide or as may be designated from time to time by the Board of Directors.

ARTICLE VI

A. The business and affairs of the Corporation shall be managed by a Board of Directors consisting of not less than five (5) nor more than fifteen (15) persons. The exact number of directors within the minimum and maximum limitations specified in the preceding sentence shall be fixed from time to time by the Board of Directors pursuant to a resolution adopted by the affirmative vote of a majority of the directors of the Corporation then in office. The Board of Directors, other than those directors elected by the holders of any series of Preferred Stock as provided for or fixed pursuant to the provisions of Article IV hereof, shall be divided into three classes, designated Class I, Class II and Class III, as nearly equal in number as possible, and the term of office of directors of one class shall expire at each annual meeting of stockholders, and in all cases as to each director until his successor shall be duly elected and qualified or until his earlier resignation, removal from office, death or incapacity. Upon the effectiveness of this Restated Certificate, the Board of Directors shall assign all members of the Board of Directors then in office to a class and those directors assigned to Class I shall hold office for a term expiring at the first regularly scheduled annual meeting of stockholders following the effectiveness of this Restated Certificate (the “Effective Time”), those directors assigned to Class II shall hold office for a term expiring at the second annual meeting of stockholders following the Effective Time, and those directors assigned to Class III shall hold office for a term expiring at the third annual meeting of stockholders following the Effective Time. At each succeeding annual meeting of stockholders, a number of directors equal to the number of directors whose term expires at the time of such meeting (or, if less, the number of directors properly nominated and qualified for election) shall be elected to hold office until the third succeeding annual meeting of stockholders after their election.

B. Subject to the rights of the holders of any series of preferred stock then outstanding, newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or other cause shall be filled solely by a majority vote of the directors then in office, although less than a quorum, or by a sole remaining director. If there are no directors in office, then an election of directors may be held in the manner provided by statute. Directors chosen pursuant to any of the foregoing provisions shall hold office for a term expiring at the Annual Meeting of Stockholders at which the term of the class to which they have been elected expires and until their successors are duly elected and have qualified or until their earlier resignation or removal. Additional directorships resulting from an increase in the number of directors pursuant to paragraph A of this Article VI shall be apportioned among the three classes as equally as possible. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director. In the event of a vacancy in the Board of Directors, the remaining directors, except as otherwise provided by law, or by the certificate of incorporation or the bylaws of the Corporation, may exercise the powers of the full board until the vacancy is filled.

C. Any director or the entire Board of Directors may be removed only for cause.

ARTICLE VII

A. No action required or permitted to be taken at any annual or special meeting of the stockholders may be taken without a meeting and the power of stockholders to consent in writing, without a meeting, to the taking of any action is specifically denied.

B. Special meetings of the stockholders of the Corporation may be called only by the Chairman of the Board or the Chief Executive Officer of the Corporation or by a resolution adopted by the affirmative vote of a majority of the Board of Directors, and any power of stockholders to call a special meeting of stockholders is specifically denied.

C. Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the Corporation shall be given in the manner and to the extent provided in the bylaws of the Corporation.

ARTICLE VIII

A. Limitation on Liability. To the fullest extent permitted by the DGCL, as the same exists or as may hereafter be amended, a director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director.

B. Indemnification. Each person who is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another Corporation or of a partnership, joint venture, trust, employee benefit plan or other enterprise (including the heirs, executors, administrators or estate of such person), shall be indemnified and advanced expenses by the Corporation, in accordance with the bylaws of the Corporation, to the fullest extent authorized by the DGCL, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment) or any other applicable laws as presently or hereinafter in effect. The right to indemnification and advancement of expenses hereunder shall not be exclusive of any other right that any person may have or hereafter acquire under any statute, provision of the certificate of incorporation or bylaws of the Corporation, agreement, vote of stockholders or disinterested directors or otherwise.

C. Insurance. The Corporation may, to the fullest extent permitted by law, purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise against any expense, liability or loss incurred by such person in any such capacity or arising out of such person’s status as such, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the DGCL.

D. Repeal and Modification. Any repeal or modification of the foregoing provisions of this Article VIII shall not adversely affect any right or protection existing hereunder immediately prior to such repeal or modification.

ARTICLE IX

The affirmative vote of the holders of at least sixty-six and two-thirds percent (66-2/3%) of the voting power of the shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to amend in any respect or repeal this Article IX, Paragraph A of Article V, and Articles VI, VII and VIII.

*    *     *

FIFTH: This Third Amended and Restated Certificate of Incorporation was duly adopted by the Board of Directors of the Corporation.

SIXTH: This Third Amended and Restated Certificate of Incorporation was duly adopted by the stockholders in accordance with the provisions of Sections 228, 242 and 245 of the General Corporation Law of the State of Delaware. Written consent of the stockholders has been given with respect to this Third Amended and Restated Certificate of Incorporation in accordance with Section 228 of the General Corporation Law of the State of Delaware, and written notice of the amendments reflected herein has been given to all stockholders who did not consent in writing to such amendments, as provided in Section 228.

IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed by its Chief Executive Officer and attested by its Secretary this     day of                     , 2011.

RENEWABLE ENERGY GROUP, INC.

By
[ ], Chief Executive Officer

Attest:

By
[ ], Secretary

EXHIBIT A

[Form of Face of Series B Preferred Stock Certificate]

[Global Securities Legend] UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, NEW YORK CORPORATION (THE “DEPOSITARY”, WHICH TERM INCLUDES ANY SUCCESSOR DEPOSITARY), TO THE CORPORATION OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT HEREIN IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF THE DEPOSITARY OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE CERTIFICATE OF DESIGNATIONS REFERRED TO BELOW.

IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH REGISTRAR AND TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.]

Number: [ ]	[ ] Shares

CUSIP No:

Series B Preferred Stock

(par value $.0001 per share)

(liquidation preference as specified below)

RENEWABLE ENERGY GROUP, INC., a Delaware corporation (the “Corporation”), hereby certifies that [            ] (the “Holder”) is the registered owner of fully paid and non-assessable shares of preferred stock of the Corporation designated the “Series B Preferred Stock,” par value $.0001 per share and initial liquidation preference $25.00 per share (the “Series B Preferred Stock”). The shares of Series B Preferred Stock are transferable on the books and records of the Registrar, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Series B Preferred Stock represented hereby are issued and shall in all respects be subject to the provisions of the Amended and Restated Certificate of Incorporation of the Corporation, as the same may be amended from time to time in accordance with its terms (the “Restated Certificate”). Capitalized terms used herein but not defined shall have the respective meanings given them in the Restated Certificate. The Corporation will provide a copy of the Restated Certificate to a Holder without charge upon written request to the Corporation at its principal place of business.

Reference is hereby made to select provisions of the Preferred Stock set forth on the reverse hereof, and to the Restated Certificate, which select provisions and the Restated Certificate shall for all purposes have the same effect as if set forth at this place.

Upon receipt of this certificate, the Holder is bound by the Restated Certificate and is entitled to the benefits thereunder.

Unless the Transfer Agent’s Certificate of Authentication hereon has been properly executed, the shares of Preferred Stock evidenced hereby shall not be entitled to any benefit under the Restated Certificate or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, Renewable Energy Group, Inc. has executed this certificate as of the date set forth below.

RENEWABLE ENERGY GROUP, INC.

By:
Name:
Title:

By:
Name:
Title:

Dated:

TRANSFER AGENT’S CERTIFICATE OF AUTHENTICATION

This is one of the certificates representing shares of Series B Preferred Stock referred to in the within mentioned Restated Certificate.

BNY Mellon Shareowner Services, as Transfer Agent

By:

Name:
Title:	Authorized Signatory

Dated:

[Form of Reverse of Series B Preferred Stock Certificate]

RENEWABLE ENERGY GROUP, INC.

Series B Preferred Stock

Dividends on each share of Series B Preferred Stock shall be payable at a rate of 4.50% per annum as provided in the Restated Certificate or such greater amount as provided in the Restated Certificate.

The shares of Series B Preferred Stock shall be redeemable as provided in the Restated Certificate. The shares of Series B Preferred Stock shall be convertible into the Corporation’s Common Stock in the manner and according to the terms set forth in the Restated Certificate.

As required under Delaware law, the Corporation shall furnish to any Holder upon request and without charge, a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of the Corporation’s stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers the shares of Series B Preferred Stock evidenced hereby to:

(Insert assignee’s social security or taxpayer identification number)

(Insert address and zip code of assignee)

and irrevocably appoints:

agent to transfer the shares of Series B Preferred Stock evidenced hereby on the books of the Transfer Agent and Registrar. The agent may substitute another to act for him or her.

Date:

Signature(s):

(Sign exactly as your name(s) appear(s) on the other side of this Certificate)

Signature Guarantee:

(Signature must be guaranteed by an “eligible guarantor institution” (i.e., a bank, stockbroker, savings and loan association or credit union) meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.)

CONVERSION NOTICE

To convert all of the shares of Series B Preferred Stock represented by this Certificate into shares of the Common Stock of the Corporation in accordance with the conditions of the Restated Certificate, check the box  ☐

To convert only a portion of the shares of Series B Preferred Stock represented by this Certificate, state the number of shares to be converted:

Any amount required to be paid by the undersigned on account of dividends accompanies this Certificate.

If you want the stock certificate for shares of Common Stock made out in another Person’s name fill in the form below, and you agree to pay all transfer taxes payable with respect thereto:

(Insert the other Person’s social security or taxpayer identification number)

(Insert address and zip code of the other Person)

Date:

Signature(s):
(Sign exactly as your name(s) appear(s) on the other side of this Certificate)

Signature Guarantee:

(Signature must be guaranteed by an “eligible guarantor institution” (i.e., a bank, stockbroker, savings and loan association or credit union) meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.)

The Corporation is not required to issue shares of Common Stock until the original Sereis B Preferred Stock Certificate(s) (or evidence of loss, theft or destruction thereof) to be converted are received by the Corporation or its Transfer Agent. The Corporation shall issue and deliver shares of Common Stock as promptly as practicable following receipt of the original Preferred Stock Certificate(s) to be converted.

OPTION OF HOLDER TO ELECT PURCHASE

If you want to elect to have all of the shares of Series B Preferred Stock represented by this Certificate purchased by the Corporation in an Offer pursuant to the Restated Certificate, check the box:  ☐

If you want to elect to have only a portion of the shares of Series B Preferred Stock represented by this Certificate purchased by the Corporation in an Offer pursuant to the Restated Certificate, state the number of shares you elect to have purchased:

Date:

Signature(s):
(Sign exactly as your name(s) appear(s) on the other side of this Certificate)

(Social security or taxpayer identification number)

Signature Guarantee:

(Signature must be guaranteed by an “eligible guarantor institution” (i.e., a bank, stockbroker, savings and loan association or credit union) meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.)

OPTION OF HOLDER TO ELECT REDEMPTION

If you want to elect to have all of the shares of Series B Preferred Stock represented by this Certificate redeemed by the Corporation on June 30, 2015 pursuant to the Restated Certificate, check the box:  ☐

If you want to elect to have only a portion of the shares of Series B Preferred Stock represented by this Certificate redeemed by the Corporation on June 30, 2015 pursuant to the Restated Certificate, state the number of shares you elect to have redeemed:

Date:

Signature(s):
(Sign exactly as your name(s) appear(s) on the other side of this Certificate)

(Social security or taxpayer identification number)

SCHEDULE I1

SCHEDULE OF EXCHANGES FOR GLOBAL SECURITY

The initial number of shares of Series B Preferred Stock represented by this Global Series B Preferred Stock Certificate shall be                     . The following exchanges of a part of the Global Series B Preferred Stock represented by this Certificate have been made:

Date of Exchange	Amount of decrease in number of shares represented by this global Certificate	Amount of increase in number of shares represented by this global Certificate	Number of shares represented by this global Certificate following such decrease or increase	Signature of authorized officer of Transfer Agent and Registrar

[1]	To be included only for Global Series B Preferred Stock

ANNEX C

Comparison of rights, preferences and privileges of Series A Preferred Stock in current

Certificate of Designation with

Second Amended and Restated Certificate of Incorporation

1. Relative Seniority. The Series A Preferred Stock shall, with respect to payment of dividends or in the case of redemption, liquidation, dissolution or winding up of the ~~Company~~Corporation, rank (a) senior and prior to the Class A Common Stock and Common Stock of the ~~Company~~Corporation and to any other class or series of capital stock issued by the ~~Company~~Corporation not designated as ranking senior to or pari passu with the Series A Preferred Stock with respect to payment of dividends or in the case of redemption, liquidation, dissolution or winding up of the ~~Company~~Corporation (collectively, the “Junior Stock”); (b) pari passu with any other class or series of capital stock of the ~~Company~~Corporation, the terms of which specifically provide that such class or series shall rank pari passu with the Series A Preferred Stock with respect to payment of dividends or in the case of redemption, liquidation, dissolution or winding up of the ~~Company~~Corporation (such other class or series of capital stock and the Series A Preferred Stock together, the “Parity Stock”); and (c) junior to any other class or series of capital stock of the ~~Company~~Corporation, the terms of which specifically provide that such class or series shall rank senior to the Series A Preferred Stock with respect to payment of dividends or in the case of redemption, liquidation, dissolution or winding up of the ~~Company~~Corporation (the “Senior Stock”).

2. Dividends.

~~(~~a~~)~~. General. The holders of the Series A Preferred Stock shall accrue dividends at the rate of $.88 per share per annum (subject to appropriate adjustments in the event of any stock dividend, stock split, combination or other similar recapitalization affecting such shares) calculated on the basis of a 360-day year, consisting of twelve 30-day months, and shall accrue on a daily basis from the date of issuance thereof, compounded annually from the date of issuance, whether or not declared and shall be cumulative (the “Accrued Dividends”); provided, however, that except as set forth in Sections 3, 5 and 6 of this Section D, the ~~Company~~Corporation shall be under no obligation to pay such Accrued Dividends; and, provided further, the holders’ right to receive dividends pursuant to this Section 2(a) shall terminate upon the conversion of the shares of Series A Preferred Stock into Class A Common Stock pursuant to Section 5 below (other than with respect to Accrued Dividends as of the date of conversion~~) upon the conversion of the shares of Series A Preferred Stock into Common Stock pursuant to~~ to the extent provided in Section 5 below). In the event that, during any calendar year, dividends are paid on both the Series A Preferred Stock and the Class A Common Stock, and the amount of dividends each share of Series A Preferred Stock would have received had it been converted into Class A Common Stock on the first day of such calendar year exceeds the amount of dividends per share paid to the holders of Series A Preferred Stock during such year, then, within five (5) business days following the end of such calendar year, the holders of Series A Preferred Stock shall receive an amount per share equal to the difference between the amount of dividends each share of Series A Preferred Stock would have received had it been converted to Class A Common Stock as of the first day of such year and the amount of dividends paid with respect to each share of Series A Preferred Stock during such year (the “Participating Dividend Payment”), and the amount of the Participating Dividend Payment will be subtracted from the Accrued Dividends with respect to each outstanding share of Preferred Stock as of the date the Participating Dividend Payment is made.

~~(~~b~~)~~. Dividends in Arrears. If any Accrued Dividends on the Series A Preferred Stock shall not have been paid, or declared and set apart for payment, the deficiency shall be fully paid or declared and set apart for payment before any dividend (other than dividends on shares of Class A Common Stock payable in shares of Class A Common Stock) shall be paid or declared or set apart for Junior Stock and before any purchase or acquisition of any Junior Stock is made by the ~~Company~~Corporation, except the repurchase of Junior Stock from employees of the ~~Company~~Corporation upon termination of employment. At the earlier of: (i) the redemption of the Series A Preferred Stock (other than a redemption pursuant to Section 7); (ii) the conversion of the Series A Preferred Stock pursuant to Section 5; or (iii) the liquidation, dissolution or winding up of the ~~Company~~Corporation (including in connection with an Acquisition as defined in Subsection 3(c) below), all

Accrued Dividends shall be paid to the holders of record of outstanding shares of Series A Preferred Stock as provided in Section 6 in the event of a redemption of the Series A Preferred Stock pursuant to Section 6, Sections 2(c) or 5, as applicable, in the event of the conversion of the Series A Preferred Stock and Section 3(a) in the event of a liquidation, dissolution or winding up of the ~~Company~~Corporation (including an Acquisition). No accumulation of dividends on the Series A Preferred Stock shall bear interest.

~~(~~c~~)~~. Manner of Payment. Except as set forth in Subsection 5(a) or Subsection 5(b) below, dividends on the Series A Preferred Stock shall be paid in cash at the time specified in Subsection 2(b) above; provided, however, in the event of a conversion pursuant to Subsection 5(a) or Subsection 5(b), as applicable, in which the ~~Company~~Corporation and such holder do not jointly elect to include the amount of Accrued Dividends in the conversion, and such conversion occurs prior to February 26, 2014, then the ~~Company~~Corporation may elect to postpone the cash payment of any or all Accrued Dividends until up to the earliest to occur of (i) a QPO (as defined in Subsection 5(a)(i) below), (ii) the liquidation, dissolution or winding up of the ~~Company~~Corporation (including in connection with an Acquisition deemed to be a liquidation pursuant to Subsection 3(c) below) or (iii) February 26, 2014. When payable hereunder, each dividend shall be mailed to the holders of record of the Series A Preferred Stock as their names and addresses appear on the share register of the ~~Company~~Corporation or at the office of the transfer agent.

~~(a)~~d. Waiver of Dividend. Notwithstanding anything herein to the contrary, the timing or amount of any payment of Accrued Dividends owing to the holders of Series A Preferred Stock hereunder may be waived by the written consent or affirmative vote of the Preferred Supermajority (as hereinafter defined in Section 3(c) below).

3. Liquidation, Dissolution or Winding Up.

~~(~~a~~)~~. General. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the ~~Company~~Corporation, (i) the holders of shares of Series A Preferred Stock then outstanding shall be entitled to be paid out of the assets of the ~~Company~~Corporation available for distribution to its stockholders, after and subject to the payment in full of all amounts required to be distributed to the holders of any Senior Stock, but before any payment shall be made to the holders of Junior Stock by reason of their ownership thereof, an amount equal to $13.75 per share of Series A Preferred Stock (subject to appropriate adjustments in the event of any stock dividend, stock split, combination or other similar recapitalization affecting such shares) (“Series A Base Value”) plus any and all Accrued Dividends accrued but unpaid thereon (whether or not declared), together with any other dividends declared but unpaid thereon in an amount which together for such Series A Base Value plus Accrued Dividends and any other dividends declared but unpaid thereon shall not exceed $16.50 per share (the “Series A Accreted Value”) and (ii) the holders of previously converted shares of Series A Preferred Stock shall be entitled to be paid out of the assets of the ~~Company~~Corporation available for distribution to its stockholders, after and subject to the payment in full of all amounts required to be distributed to the holders of any Senior Stock, but before any payment shall be made to the holders of Junior Stock by reason of their ownership thereof, any accrued and unpaid dividends on such previously converted shares of Series A Preferred Stock, in an amount which does not exceed the Series A Accreted Value less the Series A Base Value. If upon any such liquidation, dissolution or winding up of the ~~Company~~Corporation the remaining assets of the ~~Company~~Corporation available for distribution to its stockholders shall be insufficient to pay the holders of shares of Series A Preferred Stock and the holders of previously converted shares of Series A Preferred Stock the full amount to which they shall be entitled, the holders of Parity Stock shall first share ratably in any distribution of the remaining assets and funds of the ~~Company~~Corporation in proportion to the respective amounts which would otherwise be payable in respect of the Parity Stock held by them upon such distribution if all amounts payable on or with respect to such shares were paid in full, and the holders of previously converted shares of Parity Stock shall then share ratably in any distribution of any remaining assets and funds of the ~~Company~~Corporation in proportion to the respective amounts which would otherwise be payable in respect of any accrued and unpaid dividends on such shares previously held by them upon such distribution if all amounts payable on or with respect to such shares were paid in full.

~~(~~b~~)~~. Participation. After the payment of all preferential amounts required to be paid to the holders of Series A Preferred Stock upon the dissolution, liquidation, or winding up of the ~~Company~~Corporation, all of the remaining assets and funds of the ~~Company~~Corporation available for distribution to its stockholders shall be distributed ratably among the holders of the Common Stock and the holders of the Series A Preferred Stock as if the Series A Preferred Stock has been converted pursuant to Section 5.

~~(~~c~~)~~. Treatment of Consolidations, Mergers, and Sales of Assets. The merger or consolidation of the ~~Company~~Corporation into or with another corporation which results in the exchange of outstanding shares of the ~~Company~~Corporation, the sale of all or substantially all the assets of the ~~Company~~Corporation, or the license of all or substantially all of the assets of the ~~Company~~Corporation, including without limitation any sale (whether by merger or otherwise) of all or substantially all of the assets or the license of all or substantially all of the assets of one or more subsidiaries (the “Subject Subsidiaries”) of the ~~Company~~Corporation if substantially all of the assets of the ~~Company~~Corporation and its subsidiaries taken as a whole are held by the Subject Subsidiaries shall be deemed to be a liquidation, dissolution or winding up of the ~~Company~~Corporation for purposes of this Section, unless the ~~Company’s~~Corporation’s stockholders of record as constituted immediately prior to any such transaction, by virtue of securities issued as consideration for such transaction hold at least 50% of the voting power of the surviving or acquiring entity in approximately the same relative percentages after such transaction as before (any transaction so deemed to be a liquidation, dissolution or winding up, an “Acquisition”). The amount deemed distributed to the holders of Series A Preferred Stock upon any such merger or consolidation shall be the cash or the value of the property, rights and/or securities distributed to such holders by the acquiring person, firm or other entity; provided, however, that if the holders of at least seventy-five percent (75%) of the then outstanding shares of Series A Preferred Stock that were issued in exchange for shares of the series A, series AA, series B or series BB preferred stock of Renewable Energy Group, Inc. a Delaware corporation (“REG”), pursuant to the Second Amended and Restated Agreement and Plan of Merger executed November 20, 2009 by and among the ~~Company~~Corporation, REG and REG Merger Sub, Inc. (the “Preferred Supermajority”), affirmatively approve by written consent an Acquisition in accordance with Section 4 below and, in connection with such approval, expressly agree in writing that the cash, securities or other property shall be distributed among the holders of Preferred Stock and Class A Common Stock in accordance with the applicable agreement or agreements setting forth the terms and conditions of such Acquisition, the holders of Preferred Stock and Class A Common Stock shall be entitled to receive upon the closing of such Acquisition only such amounts as are set forth in such agreement or agreements. The value of such property, rights or other securities shall be determined in good faith by the Board of Directors of the ~~Company~~Corporation, taking into consideration the relevant terms of any underlying transaction documents. In the event the ~~Company~~Corporation continues to exist following an Acquisition, after payment in full of the liquidation preference as provided for in this Section 3, the certificates representing shares of the Series A Preferred Stock issued and outstanding immediately prior to the consummation of the Acquisition shall be cancelled and extinguished and the holders of such shares of Series A Preferred Stock shall have no further rights in the ~~Company~~Corporation.

4. Voting.

~~(~~a~~)~~. Each holder of outstanding shares of Series A Preferred Stock shall be entitled to the number of votes equal to the number of whole shares of Class A Common Stock into which the shares of Series A Preferred Stock held by such holder are convertible (as adjusted from time to time pursuant to Section 5 hereof), at each meeting of stockholders of the ~~Company~~Corporation (and written actions of stockholders in lieu of meetings) with respect to any and all matters presented to the stockholders of the ~~Company~~Corporation for their action or consideration. Except as provided by law, by the provisions of Subsection 4(b) below or by the provisions establishing any other series of Preferred Stock, holders of Series A Preferred Stock and of any other outstanding series of Preferred Stock shall vote together with the holders of Class A Common Stock as a single class.

~~(~~b~~)~~. Protective Provisions. ~~Subject~~Except for actions required by this Restated Certificate and subject to the rights of series of Preferred Stock that may from time to time come into existence and any contractual agreements or restrictions which may be then in effect in any agreement of stockholders or other organizational document to which the holders of Series A Preferred Stock and the ~~Company~~Corporation may be a party, the approval by written consent of the Preferred Supermajority (in addition to any other applicable stockholder approval requirements required by law) shall be required for the ~~Company~~Corporation to take the following actions:

(i) authorize or issue, or obligate itself to issue, any shares of Preferred Stock (other than the Series B Preferred Stock to be issued upon conversion of the Series A Preferred Stock) or any other equity security on parity with or having a preference over any series of Preferred Stock with respect to dividends, liquidation, redemption or voting, including any security convertible into or exercisable for any such equity security, or authorize any subsidiary to issue any equity security or any such securities convertible or exercisable therefor;

(ii) increase or decrease the number of authorized shares of any series of Preferred Stock;

(iii) amend the Certificate of Incorporation or Bylaws of the ~~Company~~Corporation, including the amendment of the Certificate of Incorporation by the adoption or amendment of any Certificate of Designation or similar document, or amend the organizational documents of any subsidiary, in any such case other than amendments solely to the extent required to authorize the issuance of any Junior Stock or any security convertible into or exercisable for any Junior Stock;

(iv) alter or change the rights, preferences or privileges of the shares of any series of the Preferred Stock;

(v) issue, or cause any subsidiary to issue, any indebtedness, other than trade accounts payable and/or letters of credit, performance bonds or other similar credit support incurred in the ordinary course of business, or amend, renew, increase or otherwise alter in any material respect the terms of any indebtedness previously approved or required to be approved by the holders of the Preferred Stock other than the incurrence of debt solely to fund the payment of Accrued Dividends on the Preferred Stock or solely to fund the redemption of the Preferred Stock pursuant to Section 6;

(vi) increase the authorized number of directors constituting the Board of Directors of the ~~Company~~Corporation from fourteen (14) directors;

(vii) redeem, purchase or otherwise acquire (or pay into or set aside for a sinking fund for such purpose) any share or shares of capital stock of the ~~Company~~Corporation; provided, however, that this restriction shall not apply to the repurchase or redemption of shares of Preferred Stock pursuant to Section 6 or 7, any redemption of the Series B Preferred Stock pursuant to the terms thereof or the repurchase of shares of Junior Stock from employees, officers, directors, consultants or other persons performing services for the ~~Company~~Corporation or any subsidiary pursuant to agreements under which the ~~Company~~Corporation has the option to repurchase such shares at cost upon the occurrence of certain events, such as the termination of employment;

(viii) declare or pay dividends or otherwise make distributions with respect to any shares of capital stock of the ~~Company~~Corporation, other than dividends on the Preferred Stock;

(ix) declare bankruptcy, dissolve, liquidate or wind up the affairs of the ~~Company~~Corporation or any subsidiary;

(x) modify or change the nature of the ~~Company’s~~Corporation’s business such that a material portion of the ~~Company’s~~Corporation’s business is devoted to any business other than the business of (A) designing, constructing or operating facilities for biofuels, chemicals or by-products thereof and (B) procurement, manufacturing, selling, distribution, logistics, marketing or risk management related to biofuels, chemicals or by-products thereof;

(xi) make or permit any subsidiary to make any capital expenditure in excess of $500,000 which is not otherwise included in the annual budget previously approved by the Board of Directors of the ~~Company~~Corporation;

(xii) effect any Acquisition;

(xiii) acquire directly or through a subsidiary the stock or any material assets of another corporation, partnership or other person or entity for consideration valued at more than ten percent (10%) of the total assets of the ~~Company~~Corporation as of the most recent month-end prior to such acquisition as reflected on the balance sheet of the ~~Company~~Corporation prepared in accordance with generally accepted accounting principles consistently applied; or

(xiv) agree or commit to do any of the foregoing;

provided, however, that nothing in this Section 4(b) shall be deemed to alter any statutory provision entitling a particular class or series of shares to vote as a class or series with respect to such matter.

5. Conversion Rights. The holders of the Series A Preferred Stock shall have conversion rights as follows (the “Conversion Rights”):

~~(~~a~~)~~. Automatic Conversion.

(i) Each of the issued and outstanding shares of Series A Preferred Stock shall be automatically converted into such number of fully paid and ~~nonassessable~~non-assessable shares of Class A Common Stock as is determined by dividing the Original Series A Issue Price (as defined below), plus (to the extent the ~~Company~~Corporation and such holder jointly elect to include the amount of Accrued Dividends in the conversion) Accrued Dividends, by the Conversion Price (as defined below) in effect at the time of conversion, upon (A) the closing of the sale of shares of Class A Common Stock, at a price per share to the public (before deducting any commissions or other expenses) of at least two times the Original Series A Issue Price (as defined below) (subject to appropriate adjustments in the event of any stock dividend, stock split, combination or other similar recapitalization affecting such shares), in a firm commitment underwritten public offering pursuant to an effective registration statement on Form S-1 (or any such successor form) under the Securities Act of 1933, as amended (the “Act”), underwritten by a nationally recognized and reputable investment bank, resulting in an aggregate proceeds to the ~~Company~~Corporation of at least $40,000,000 (a “QPO”), or (B) the date specified in a written contract or agreement of the Preferred Supermajority, or (C) if the shares of Class A Common Stock have a closing price on NASDAQ or any national securities exchange in excess of $24.75 per share for ninety (90) consecutive trading days with an average daily trading volume on such trading days of at least US $8,000,000.

(ii) All holders of record of shares of Series A Preferred Stock then outstanding will be given at least 10 days’ prior written notice of the ~~date~~dated fixed and the place designated for automatic conversion of all such shares of Series A Preferred Stock pursuant to this Section 5(a). Such notice will be sent by first class or registered mail, postage prepaid, to each record holder of Series A Preferred Stock at such holder’s address last shown on the records of the transfer agent for the Series A Preferred Stock (or the records of the Company, if it serves as its own transfer agent).

~~(~~b~~)~~. Optional Right to Convert. Each share of Series A Preferred Stock shall be convertible, at the option of the holder thereof, at any time and from time to time, into such number of fully paid and ~~nonassessable~~non-assessable shares of Class A Common Stock as is determined by dividing $11.00 per share of Series A Preferred Stock (the “Original Series A Issue Price”), plus (to the extent the ~~Company~~Corporation and such holder jointly elect to include the amount of Accrued Dividends in the conversion) Accrued Dividends, by the Conversion Price (as defined below) in effect at the time of conversion. The Conversion Price at which shares of Class A Common Stock shall be deliverable upon conversion of Series A Preferred Stock without the payment of additional consideration by the holder thereof (the “Conversion Price”) shall initially be the Original Series A Issue Price. Such initial Conversion Price, and the rate at which shares of Series A Preferred Stock may be converted into shares of Class A Common Stock, shall be subject to adjustment as provided below.

In the event of a liquidation of the ~~Company~~Corporation, the Conversion Rights shall terminate at the close of business on the first full day preceding the date fixed for the payment of any amounts distributable on liquidation to the holders of Series A Preferred Stock.

~~(~~c~~)~~. Mechanics of Conversion.

(i) In order to convert shares of Series A Preferred Stock into shares of Class A Common Stock in accordance with this Section 5, the holder shall (A) in the event of a conversion pursuant to Subsection 5(a)(i)(B) or Subsection 5(b) (an “Elective Conversion”), (A) provide written notice to the ~~Company~~Corporation that such holder elects to convert all or any number of the shares represented by such certificate or certificates and the date of conversion which notice, if notice is provided after February 26, 2014, must be received by the ~~Company~~Corporation at least sixty (60) days prior to the date selected by the holder for conversion (the “Conversion Notice”), (B) surrender the certificate or certificates for such shares of Series A Preferred Stock at the office of the transfer agent (or at the principal office of the ~~Company~~Corporation if the ~~Company~~Corporation serves as its own transfer agent), and (C) state in writing such holder’s name or the names of the nominees in which such holder wishes the certificate or certificates for shares of Class A Common Stock to be issued. If required by the ~~Company~~Corporation, certificates surrendered for conversion shall be endorsed or accompanied by a written instrument or instruments of transfer, in form satisfactory to the ~~Company~~Corporation, duly executed by the registered holder or his or its attorney duly authorized in writing. The conversion date shall be the date for conversion specified in the Conversion Notice in the case of an Elective Conversion or in any other case on the date of ~~receipt of such certificates by the transfer agent or the Company following~~ the occurrence of the event (other than an Elective Conversion) giving rise to conversion. The ~~Company~~Corporation shall, as soon as practicable after the conversion date and upon surrender of the certificates representing the shares so converted, issue and deliver ~~at such office~~ to such holder, or to his nominees, a certificate or certificates for the number of shares of Class A Common Stock to which such holder shall be entitled, together with cash in lieu of any fraction of a share of Class A Common Stock and, except as provided in Section 2(c), cash in the amount of any Accrued Dividends (through the date one day prior to the date the shares of Series A Preferred Stock were converted) payable in respect of the shares of Series A Preferred Stock converted pursuant to this Section 5.

(ii) The ~~Company~~Corporation shall at all times during which the Series A Preferred Stock shall be outstanding, reserve and keep available out of its authorized but unissued stock, for the purpose of effecting the conversion of the Series A Preferred Stock, such number of its duly authorized shares of Class A Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding Series A Preferred Stock (including any Accrued Dividends). Before taking any action which would cause an adjustment reducing the Conversion Price below the then par value of the shares of Class A Common Stock issuable upon conversion of the Series A Preferred Stock, the ~~Company~~Corporation will take any corporate action which may, in the opinion of its counsel, be necessary in order that the ~~Company~~Corporation may validly and legally issue fully paid and ~~nonassessable~~non-assessable shares of Class A Common Stock at such adjusted Conversion Price.

(iii) All shares of Series A Preferred Stock which shall have been surrendered for conversion as herein provided shall no longer be deemed to be outstanding and all rights with respect to such shares shall immediately cease and terminate on the applicable conversion date, except only the right of the holders thereof to receive shares of Class A Common Stock in exchange therefor. Any shares of Series A Preferred Stock so converted shall be retired and cancelled and shall not be reissued, and the ~~Company~~Corporation may from time to time take such appropriate action as may be necessary to reduce the number of shares of authorized Series A Preferred Stock accordingly.

(iv) If the conversion is in connection with an underwritten offer of securities registered pursuant to the Act, the conversion may at the option of any holder tendering Series A Preferred Stock for conversion be conditioned upon the closing with the underwriter of the sale of securities pursuant to such offering, in which event the person(s) entitled to receive the Class A Common Stock issuable upon such conversion of the Series A Preferred Stock shall not be deemed to have converted such Series A Preferred Stock until immediately prior to the closing of the sale of securities.

~~(~~d~~)~~. Conversion Price Adjustments of Series A Preferred Stock for Certain Dilutive Issuances, Splits and Combinations.

(i) The Conversion Price of the Series A Preferred Stock, as applicable, shall be subject to adjustment from time to time as follows:

(A) If the ~~Company~~Corporation shall issue, after the date upon which any shares of Series A Preferred Stock were first issued (the “Purchase Date”), any Additional Stock (as defined below) without consideration or for a consideration per share less than the Conversion Price for Series A Preferred Stock in effect immediately prior to the issuance of such Additional Stock, the Conversion Price for such Series A Preferred Stock in effect immediately prior to each such issuance shall forthwith (except as otherwise provided in this clause (i)) be adjusted to a price determined by multiplying such Conversion Price by a fraction, the numerator of which shall be the number of shares of Class A Common Stock outstanding immediately prior to such issuance (including shares of Class A Common Stock deemed to be issued pursuant to subsection 5(d)(i)(E)(1) or (2)) plus the number of shares of Class A Common Stock that the aggregate consideration received by the ~~Company~~Corporation for such issuance would purchase at such Conversion Price; and the denominator of which shall be the number of shares of Class A Common Stock outstanding immediately prior to such issuance (including shares of Class A Common Stock deemed to be issued pursuant to subsection 5(d)(i)(E)(1) or (2)) plus the number of shares of such Additional Stock; provided, however, for purposes of such calculation (1) it shall not include any additional shares of Class A Common Stock issuable with respect to shares of Preferred Stock, convertible securities, or exercisable options, warrants or other rights for the purchase of shares of stock or convertible securities, solely as a result of the adjustment of such Series A Conversion Price (or other conversion ratios) resulting from the issuance of Additional Stock causing such adjustment and (2) the grant, issue or sale of Additional Stock consisting of the same class of security, and warrants to purchase such security and notes convertible into such security, issued or issuable at the same price at two or more closings within a six month period shall be aggregated and shall be treated as one sale of Additional Stock occurring on the earliest date on which such securities were granted, issued or sold.

(B) No adjustment of the Conversion Price for the Series A Preferred Stock shall be made in an amount less than one cent per share, provided that any adjustments that are not required to be made by reason of this sentence shall be carried forward and shall be either taken into account in any subsequent adjustment made prior to three (3) years from the date of the event giving rise to the adjustment being carried forward, or shall be made at the end of three (3) years from the date of the event giving rise to the adjustment being carried forward. Except to the limited extent provided for in subsections (E)(3) and (E)(4), no adjustment of such Conversion Price pursuant to this subsection 5(d)(i) shall have the effect of increasing the Conversion Price above the Conversion Price in effect immediately prior to such adjustment.

(C) In the case of the issuance of Class A Common Stock for cash, the consideration shall be deemed to be the amount of cash paid therefor before deducting any discounts, commissions or other expenses allowed, paid or incurred by the ~~Company~~Corporation for any underwriting or otherwise in connection with the issuance and sale thereof.

(D) In the case of the issuance of the Class A Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair value thereof as determined in good faith by the Board of Directors irrespective of any accounting treatment, taking into consideration the relevant terms of any underlying transaction documents.

(E) In the case of the issuance (whether before, on or after the applicable Purchase Date) of options to purchase or rights to subscribe for Class A Common Stock, securities by their terms convertible into or exchangeable for Class A Common Stock or options to purchase or rights to subscribe for such convertible or exchangeable securities, the following provisions shall apply for all purposes of this subsection 5(d)(i) and subsection 5(d)(ii):

(1) The aggregate maximum number of shares of Class A Common Stock deliverable upon exercise (assuming the satisfaction of any conditions to exercisability, including without limitation, the passage of time, but without taking into account potential antidilution adjustments) of such options to purchase or rights to subscribe for Class A Common Stock shall be deemed to have been issued at the time such options or rights were issued and for a consideration equal to the consideration (determined in the manner provided in subsections 5(d)(i)(C) and (d)(i)(D)), if any, received by the ~~Company~~Corporation upon the issuance of such options or rights plus the minimum exercise price provided in such options or rights (without taking into account potential antidilution adjustments) for the Class A Common Stock covered thereby.

(2) The aggregate maximum number of shares of Class A Common Stock deliverable upon conversion of, or in exchange (assuming the satisfaction of any conditions to convertibility or exchangeability, including, without limitation, the passage of time, but without taking into account potential antidilution adjustments) for, any such convertible or exchangeable securities or upon the exercise of options to purchase or rights to subscribe for such convertible or exchangeable securities and subsequent conversion or exchange thereof shall be deemed to have been issued at the time such securities were issued or such options or rights were issued and for a consideration equal to the consideration, if any, received by the ~~Company~~Corporation for any such securities and related options or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the minimum additional consideration, if any, to be received by the ~~Company~~Corporation (without taking into account potential antidilution adjustments) upon the conversion or exchange of such securities or the exercise of any related options or rights (the consideration in each case to be determined in the manner provided in subsections 5(d)(i)(C) and (d)(i)(D)).

(3) In the event of any change in the number of shares of Class A Common Stock deliverable or in the consideration payable to the ~~Company~~Corporation upon exercise of such options or rights or upon conversion of or in exchange for such convertible or exchangeable securities, including, but not limited to, a change resulting from the antidilution provisions thereof, the Conversion Price of the Series A Preferred Stock to the extent in any way affected by or computed using such options, rights or securities, shall be recomputed to reflect such change, but no further adjustment shall be made for the actual issuance of Class A Common Stock or any payment of such consideration upon the exercise of any such options or rights or the conversion or exchange of such securities.

(4) Upon the expiration of any such options or rights, the termination of any such rights to convert or exchange or the expiration of any options or rights related to such convertible or exchangeable securities, the Conversion Price of the Series A Preferred Stock, to the extent in any way affected by or computed using such options, rights or securities or options or rights related to such securities shall be recomputed to reflect the issuance of only the number of shares of Class A Common Stock (and convertible or exchangeable securities that remain in effect) actually issuable upon the exercise of such options or rights, upon the conversion or exchange of such securities or upon the exercise of the options or rights related to such securities.

(5) The number of shares of Class A Common Stock deemed issued and the consideration deemed paid therefor pursuant to subsections 5(d)(i)(E)(1) and (2) shall be appropriately adjusted to reflect any change, termination or expiration of the type described in either subsection 5(d)(i)(E)(3) or (4).

(ii) “Additional Stock” shall mean any shares of capital stock issued (or deemed to have been issued pursuant to subsection 5(d)(i)(E)) by the ~~Company~~Corporation after the Purchase Date other than:

(A) Class A Common Stock or Old Common Stock issued pursuant to a transaction described in subsection 5(d)(iii) hereof;

(B) ~~Shares~~shares of Class A Common Stock or Old Common Stock issuable or issued to employees, consultants, directors, officers, advisors or vendors (if in transactions with primarily non-financing purposes) of the ~~Company~~Corporation or directors of West Central Cooperative, directly or pursuant to a stock option plan, stock purchase or restricted stock plan, or other arrangement or agreement approved by the Board of Directors of the ~~Company~~Corporation, in an aggregate amount not to exceed 5,400,000 shares (as adjusted for the stock combination referred to in Section A of this Article IV and any further stock dividends, combinations or splits with respect to shares of Class A Common Stock);

(C) ~~Shares~~shares of Class A Common Stock or Old Common Stock issued, issuable or deemed to have been issued by the ~~Company~~Corporation upon conversion of Preferred Stock;

(D) shares of Common Stock issued or issuable (I) in a public offering before or in connection with which all outstanding shares of Series A Preferred Stock will be converted pursuant to ~~Common Stock~~Section 5(a) or (II) upon exercise of warrants or rights granted to underwriters in connection with such a public offering;

(E) ~~Shares~~shares of Class A Common Stock or Old Common Stock issued, issuable or deemed to have been issued in connection with the acquisition by the ~~Company~~Corporation of the stock or assets of another corporation, partnership or other entity, provided that such issuances are first approved by the Board of Directors and for purposes other than primarily equity financing for the ~~Company~~Corporation; and

(F) ~~Shares~~shares of Class A Common Stock or Old Common Stock issued, issuable or deemed to have been issued to a vendor, lender or equipment lessor or in connection with strategic or licensing transactions, joint ventures or similar transactions, provided that such issuances are first approved by the Board of Directors (including the affirmative approval of a majority of the directors designated by NGP, Westway and Bunge and the affirmative approval of the director designated by the USBG Group as provided in the Stockholder Agreement dated on or about February 26, 2010 by and between the ~~Company~~Corporation and certain of its stockholders, as amended);

(G) ~~The~~the issuance up to 1,313,359 shares of Class A Common Stock or Old Common Stock (as adjusted for the stock combination referred to in Section A of this Article IV and any further stock dividends, combinations or splits with respect to shares of Class A Common Stock) upon the exercise of warrants outstanding as of February 26, 2010 at the exercise prices specified therein (subject to anti-dilution adjustments provided therein); and

(H) ~~Shares~~shares of Class A Common Stock or Old Common Stock issued, issuable or deemed to have been issued in connection with any borrowings by the ~~Company~~Corporation, direct or indirect, from financial institutions, whether or not presently authorized, including any type of loan or payment evidenced by any type of debt instrument, provided that such issuances are approved by the Board of Directors (including the affirmative approval of a majority of the directors designated by NGP, Westway and Bunge and the affirmative approval of the director designated by the USBG Group as provided in the Stockholder Agreement dated on or about February 26, 2010 by and between the ~~Company~~Corporation and certain of its stockholders~~.~~, as amended).

(iii) In the event the ~~Company~~Corporation should at any time or from time to time after a Purchase Date fix a record date for the effectuation of a split or subdivision of the outstanding shares of Class A Common Stock or Old Common Stock or the determination of holders of Class A Common Stock or Old Common Stock entitled to receive a dividend or other distribution payable in additional shares of Class A Common Stock or Old Common Stock or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Class A Common Stock or Old Common Stock (hereinafter referred to as “Class A Common Stock Equivalents”) without payment of any consideration by such holder for the additional shares of Class A Common Stock or Old Common Stock or the Class A Common Stock

Equivalents (including the additional shares of Class A Common Stock or Old Common Stock issuable upon conversion or exercise thereof), then, as of such record date (or the date of such dividend distribution, split or subdivision if no record date is fixed), the Conversion Price of the Series A Preferred Stock shall be appropriately decreased so that the number of shares of Class A Common Stock issuable on conversion of each share of such series shall be increased in proportion to such increase of the aggregate of shares of Class A Common Stock or Old Common Stock outstanding and those issuable with respect to such Class A Common Stock Equivalents with the number of shares issuable with respect to Class A Common Stock Equivalents determined from time to time in the manner provided for deemed issuances in subsection 5(d)(i)(E).

(iv) If the number of shares of Class A Common Stock or Old Common Stock outstanding at any time after a Purchase Date is decreased by a combination of the outstanding shares of Class A Common Stock, then, following the record date of such combination, the Conversion Price for the Series A Preferred Stock shall be appropriately increased so that the number of shares of Class A Common Stock issuable on conversion of each share of such series shall be decreased in proportion to such decrease in outstanding shares.

~~(~~e~~)~~. Other Distributions. In the event the ~~Company~~Corporation shall declare a distribution payable in securities of other persons, evidences of indebtedness issued by the ~~Company~~Corporation or other persons, assets (excluding cash dividends) or options or rights not referred to in subsection 5(d)(iii), then, in each such case for the purpose of this subsection 5(e), the holders of the Series A Preferred Stock shall be entitled to a proportionate share of any such distribution as though they were the holders of the number of shares of Class A Common Stock of the ~~Company~~Corporation into which their shares of Preferred Stock are convertible as of the record date fixed for the determination of the holders of Class A Common Stock of the ~~Company~~Corporation entitled to receive such distribution.

~~(~~f~~)~~. Recapitalizations. If at any time or from time to time there shall be a recapitalization of the Class A Common Stock (other than a subdivision, combination or merger or sale of assets transaction provided for elsewhere in this Section 5 or Section 3) provision shall be made so that the holders of the Series A Preferred Stock shall thereafter be entitled to receive upon conversion of such Preferred Stock the number of shares of stock or other securities or property of the ~~Company~~Corporation or otherwise, to which a holder of Class A Common Stock deliverable upon conversion would have been entitled on such recapitalization. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 5 with respect to the rights of the holders of such Preferred Stock after the recapitalization to the end that the provisions of this Section 5 (including adjustment of the Conversion Price then in effect and the number of shares purchasable upon conversion of such Preferred Stock) shall be applicable after that event as nearly equivalent as may be practicable.

~~(~~g~~)~~. No Impairment. The ~~Company~~Corporation will not, by amendment of its Certificate of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the ~~Company~~Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Section 5 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Series A Preferred Stock against impairment.

~~(~~h~~)~~. No Fractional Shares and Certificate as to Adjustments.

(i) No fractional shares shall be issued upon the conversion of any share or shares of the Series A Preferred Stock, and the number of shares of Class A Common Stock to be issued shall be rounded to the nearest whole share (with one-half being rounded upward). The calculation of the number of shares to be issued shall be determined on the basis of the total number of shares of Series A Preferred Stock the holder is at the time converting into Common Stock and the number of shares of Class A Common Stock issuable upon such aggregate conversion.

(ii) Upon the occurrence of each adjustment or readjustment of the Conversion Price of Series A Preferred Stock pursuant to this Section 5, the ~~Company~~Corporation, at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of such series of Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The ~~Company~~Corporation shall, upon the written request at any time of any holder of Series A Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (A) such adjustment and readjustment, (B) the Conversion Price and (C) the number of shares of Class A Common Stock and the amount, if any, of other property that at the time would be received upon the conversion of a share of Series A Preferred Stock.

~~(~~i~~)~~. Notices of Record Date. In the event of any taking by the ~~Company~~Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, the ~~Company~~Corporation shall mail to each holder of Series A Preferred Stock, at least ten (10) business days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.

~~(~~j~~)~~. Reservation of Stock Issuable Upon Conversion. The ~~Company~~Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Class A Common Stock, solely for the purpose of effecting the conversion of the shares of the Series A Preferred Stock, such number of its shares of Class A Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Series A Preferred Stock; and if at any time the number of authorized but unissued shares of Class A Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of Series A Preferred Stock, in addition to such other remedies as shall be available to the holder of Series A Preferred Stock, the ~~Company~~Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Class A Common Stock to such number of shares as shall be sufficient for such purposes, including, without limitation, engaging in best efforts to obtain the requisite stockholder approval of any necessary amendment to the Certificate of Incorporation, and shall not, until such action is taken to increase the authorized but unissued shares of Class A Common Stock to such number of shares as shall be sufficient for such purpose, issue any shares of Class A Common Stock.

~~(~~k~~)~~. Notices. Any notice required by the provisions of this Section 5 to be given to the holders of shares of Series A Preferred Stock shall be deemed given if deposited in the United States mail, postage prepaid, and addressed to each holder of record at his address appearing on the books of the ~~Company~~Corporation or by electronic transmission in the manner permitted by the General Corporation Law of the State of Delaware.

~~(~~l~~)~~. Waiver of Adjustment of Conversion Price. Notwithstanding anything herein to the contrary, any downward adjustment of the Conversion Price of ~~any series of~~the Series A Preferred Stock may be waived by the consent or vote of the holders of the majority of the outstanding shares of such series either before or after the issuance causing the adjustment.

6. Redemption of the Preferred Stock.

~~(~~a~~)~~. At any time and from time to time on or after February 26, 2014, the Preferred Supermajority may require, by providing written notice thereof to the ~~Company~~Corporation (a “Redemption Election”), that all or part of the issued and outstanding shares of Series A Preferred Stock be redeemed by the ~~Company~~Corporation out of funds lawfully available therefor; provided, however, that any such redemptions shall be for an aggregate Redemption Price, as defined below, of at least $5,000,000. Within fourteen (14) days following the receipt by the ~~Company~~Corporation of a Redemption Election, the ~~Company~~Corporation shall provide written notice to all holders of Series A Preferred Stock of the Redemption Election (a “Redemption

Notice”) which shall set forth the date of such redemption (the “Redemption Date”) and shall allow all other holders of Series A Preferred Stock the opportunity to participate in the redemption transaction by providing written notice to the ~~Company~~Corporation (an “Election Notice”) within ten (10) days following the receipt of the Redemption Notice of such holder’s election to participate and the number and series of shares held by such holder to be redeemed by the ~~Company~~Corporation. The Redemption Date shall be determined by the ~~Company~~Corporation and shall be (i) a date not less than forty-five (45) days and not more than one hundred and eighty (180) days after the date of the Redemption Notice (a “Standard Redemption Date”), or (ii) a date that is more than one hundred and eighty (180) days after the date of the Redemption Election but prior to the date which is eighteen months following such date (a “Delayed Redemption Date”). On the applicable Redemption Date, concurrently with surrender by the holders of the certificates representing such shares to be redeemed, the ~~Company~~Corporation shall, to the extent it may lawfully do so, redeem all issued and outstanding shares of Series A Preferred Stock to be redeemed by paying an amount per share therefor equal to (i) in the event such redemption occurs on a Standard Redemption Date, the greater of (A) the Fair Market Value (as defined in Section 6(d) below) per share of Series A Preferred Stock, as of the date of the Redemption Election or (B) the Series A Accreted Value; or (ii) in the event such redemption occurs on a Delayed Redemption Date, the greater of (x) the Fair Market Value per share of Series A Preferred Stock, as of the date which is sixty (60) days prior to the Delayed Redemption Date, or (y) the Series A Accreted Value, (in each case, the “Redemption Price”). Each holder of Series A Preferred Stock to be redeemed shall surrender to the ~~Company~~Corporation the certificate or certificates representing such shares, in the manner and at the place designated in the Redemption Notice, and thereupon the applicable Redemption Price of such shares shall be payable to the order of the person whose name appears on such certificate or certificates as the owner thereof and each surrendered certificate shall be cancelled. In the event less than all the shares represented by any such certificate are redeemed, a new certificate shall be issued representing the unredeemed shares. If the ~~Company~~Corporation does not have sufficient funds legally available to redeem on any Redemption Date all shares of Preferred Stock to be redeemed on such Redemption Date, (i) the ~~Company~~Corporation shall redeem a pro rata portion of each holder’s redeemable shares of Preferred Stock out of funds legally available therefor, based on the respective amounts which would otherwise be payable in respect of the shares to be redeemed if the legally available funds were sufficient to redeem all such shares, and shall redeem the remaining shares to have been redeemed as soon as practicable after the ~~Company~~Corporation has funds legally available therefore, and (ii) the ~~Company~~Corporation shall use commercially reasonable efforts to obtain sufficient legally available funds in order to effectuate the complete redemption of all shares of Preferred Stock to be redeemed on the Redemption Date as soon as practicable after the Redemption Date.

~~(~~b~~)~~. In the event the ~~Company~~Corporation sets a Delayed Redemption Date, upon written notice to the ~~Company~~Corporation not less than thirty (30) days prior to the Delayed Redemption Date, each holder of shares of Series A Preferred Stock electing to redeem shares pursuant to an Election Notice shall have the right, by written notice to the ~~Company~~Corporation, to revoke their election to have such shares redeemed.

~~(~~c~~)~~. From and after a Redemption Date, all rights of the holders of the shares of Series A Preferred Stock designated for redemption as holders of Series A Preferred Stock (except the right to receive the Redemption Price, without interest, upon surrender of their certificate or certificates) shall cease with respect to such shares, and such shares shall not thereafter be transferred on the books of the ~~Company~~Corporation or be deemed to be outstanding for any purpose whatsoever. The shares of Series A Preferred Stock covered by an Election Notice but not redeemed due to the ~~Company’s~~Corporation’s having insufficient funds legally available for redemption thereof shall remain outstanding and entitled to all the rights and preferences provided herein until redeemed as provided in Section 7(a) above.

~~(~~d~~)~~. For purposes of calculating the Redemption Price, the “Fair Market Value” per share of Series A Preferred Stock, shall be determined in good faith by the Board of Directors (other than those directors affiliated with or nominated by any holder of Series A Preferred Stock that has submitted an Election Notice) as of the applicable date and in making such determination it shall not give consideration to any discount related to shares representing minority interest or related to any illiquidity or lack of marketability of shares arising from restrictions on transfer under applicable federal or state securities laws, but shall take into consideration the rights and preferences of the Series A Preferred Stock. If the holders of a majority of the Series A Preferred Stock to be redeemed disagree with such determination of Fair Market Value, such holders shall provide written notice to the ~~Company~~Corporation thereof (a “Value Dispute”) and the Fair Market Value per share of the Series A Preferred Stock, shall be determined by the following procedures. Each of the ~~Company~~Corporation, on the one hand, and the holders of Series A Preferred Stock submitting the Value Dispute, on the other hand, shall appoint an independent appraiser, each of whom shall independently determine the Fair Market Value per share of Series A Preferred Stock (the “Appraised Values”). If the higher of the Appraised Values is not more than 25% higher than the lower of the Appraised Values, then the Fair Market Value per share will be the average of the two Appraised Values. If the higher of the Appraised Values is more than 25% higher than the lower of the Appraised Values, then the parties shall appoint a third independent appraiser who shall, within thirty (30) days following receipt of the Appraised Values, select one of the two Appraised Values as the Fair Market Value per share which is closest to the Fair Market Value per share determined by such third party appraiser (the “Third Party Determination”). The Third Party Determination shall be binding on and non-appealable by the ~~Company~~Corporation and the holders of the shares of Series A Preferred Stock to be redeemed. Following the receipt of the Third Party Determination, the Redemption Date shall be deemed to be the date which is ten (10) days thereafter. All costs of the appraisers pursuant to this Section 6(d) shall be split equally by the ~~Company~~Corporation on the one hand and the holders of Series A Preferred Stock to be redeemed on the other hand.

7. Special Conversion and Mandatory Redemption In Connection with Designated Public Offering.

Immediately prior to the closing of the Designated Public Offering (the “Special Conversion/Redemption Date”), each share of the Series A Preferred Stock shall be converted into (i) (A) if such closing occurs on or before March 31, 2012, such number of fully paid and non-assessable shares of Class A Common Stock as is equal to 18,817,513 shares (as adjusted for the stock combination referred to in Section A of this Article IV and any further stock dividends, combinations or splits with respect to shares of Class A Common Stock) divided by the number of issued and outstanding shares of Series A Preferred Stock immediately prior to the Special Conversion/Redemption Date or (B) if the Designated Public Offering is closed on or after April 1, 2012 and on or before June 30, 2012, such number of fully paid and non-assessable shares of Class A Common Stock as is equal to 20,566,731 shares (as adjusted for the stock combination referred to in Section A of this Article IV and any further stock dividends, combinations or splits with respect to shares of Class A Common Stock) divided by the number of issued and outstanding shares of Series A Preferred Stock immediately prior to the Special Conversion/Redemption Date, and (ii) such number of fully paid and non-assessable shares of Series B Preferred Stock as is equal to 2,600,000 shares divided by the number of issued and outstanding shares of Series A Preferred Stock immediately prior to the Special Conversion/Redemption Date and (iii) the right to receive such number of fully paid and non-assessable shares of Series B Preferred Stock (a “Greenshoe Share Payment”) as is equal to (A) $10,000,000 minus the Greenshoe Excess Proceeds (as defined in Section E below), if any, rounded down to the nearest multiple of 25, divided by 25, divided by (B) the number of issued and outstanding shares of Series A Preferred Stock immediately prior to the Special Conversion/Redemption Date, and upon such conversion such former holder of Series A Preferred Stock shall also be entitled to receive in the event of a Greenshoe Exercise, in respect of each such share of Series A Preferred Stock, a cash payment (a “Greenshoe Cash Payment”) equal to the Greenshoe Amount (as defined in Section E below) divided by the number of issued and outstanding shares of Series A Preferred Stock immediately prior to the Special Conversion/Redemption Date (rounded down to the nearest one cent), which shall be deemed payable to such holder as a redemption of such share of Series A Preferred Stock out of funds legally available therefor. Greenshoe Share Payments and Greenshoe Cash Payments, if any, shall be paid within 15 days after the earlier of (x) the date of closing with respect to the exercise of the IPO Over-Allotment Option (as defined in Section E below) and (y) the Greenshoe Expiration Date (as defined in Section E below), to the persons in whose names the shares of Series A Preferred Stock were registered immediately prior to the closing of the Designated Public Offering, and the right of a former holder of Series A Preferred Stock to receive a Greenshoe Share Payment and a Greenshoe Cash Payment under the aforementioned conditions shall not be transferable or assignable except by operation of law. No fractional share of Class A Common Stock or Series B Preferred Stock shall be issued upon any conversion of Series A Preferred Stock pursuant to this Section 7. All shares of Class A Common Stock and Series B Preferred Stock issuable to a holder upon such conversion shall be aggregated for purposes of determining whether such conversion would result in the issuance of a fractional share to such holder. If, after such aggregation, such conversion would result in the issuance of a fraction of a share of Class A Common Stock or Series B Preferred Stock, the Corporation shall, in lieu of issuing any fractional share, pay the holder otherwise entitled to such fraction a sum in cash equal to, in the case of Class A Common Stock, the fraction multiplied by the price per share at which the Common Stock is sold to the public in the Designated Public Offering and, in the case of Series B Preferred Stock, the fraction multiplied by $25. If a holder of Series A Preferred Stock is party (directly or through an authorized representative) to an underwriting agreement pursuant to which such holder has agreed to sell shares of Common Stock in the Designated Public Offering, then upon the written request of the holder delivered to the Corporation prior to the closing of the Designated Public Offering, such holder’s shares of Class A Common Stock issued upon conversion as provided above in this Section 7 shall be further converted into shares of Common Stock, on the basis of one share of Common Stock for each share of Class A Common Stock, with respect to only such number of shares of Class A Common Stock held by such holder necessary (but only to the extent necessary) to fulfill such holder’s obligations under such underwriting agreement. No Accrued Dividends shall be paid or payable in connection with the conversion and redemption of the Series A Preferred Stock pursuant to this Section 7. Notwithstanding the foregoing, no such conversion and redemption of the Series A Preferred Stock shall occur unless the Corporation has legally available funds to effectuate the complete redemption of all shares of Series A Preferred Stock. For the avoidance of doubt, it is understood that the provisions of Section 5 with respect to the rate of conversion of Series A Preferred Stock are inapplicable to a conversion of the Series A Preferred Stock pursuant to this Section 7 and the provisions of this Section 7 shall govern the rights of a holder of Series A Preferred Stock upon the conversion and redemption of the Series A Preferred Stock pursuant to this Section 7.

a. On or after the Special Conversion/Redemption Date, each holder of Series A Preferred Stock shall surrender to the Corporation the certificate or certificates representing such shares in the manner and at the place designated by written notice from the Corporation and thereupon the consideration described in subsection (a) above shall be delivered to the person whose name appears on such certificate or certificates as the owner thereof (it being understood that any Greenshoe Share Payment and Greenshoe Cash Payment would be delivered only under the conditions provided for in subsection (a) above) and each surrendered certificate shall be cancelled; provided that the shares of Series A Preferred Stock shall be deemed cancelled and shall cease to be outstanding upon the Special Conversion/Redemption Date and all rights with respect to such shares shall immediately cease and terminate, except only the right of the holders thereof to receive certificates evidencing the consideration set forth in subsection (a) above (and, if applicable, to receive the Greenshoe Share Payment and Greenshoe Cash Payment if the conditions for such payments are met as set forth in subsection (a) above).

b. The Corporation shall at all times during which the Series A Preferred Stock shall be outstanding, reserve and keep available out of its authorized but unissued stock, for the purpose of effecting the conversion of the Series A Preferred Stock pursuant to this Section 7, such number of its duly authorized shares of Class A Common Stock and Series B Preferred Stock as shall from time to time be sufficient to effect the conversion of all outstanding Series A Preferred Stock.

~~7~~8. Sinking Fund. There shall be no sinking fund for the payment of dividends, or liquidation preferences on the Series A Preferred Stock or the redemption of any shares thereof.

~~8. Amendment.~~

~~This Certificate of Designation constitutes an agreement between the Company and the holders~~ 9. Amendment. The rights, preferences and privileges of the Series A Preferred Stock~~. It~~ set forth in Section D of this Article IV may be amended by vote of the Board of Directors of the ~~Company~~Corporation and the written consent of the Preferred Supermajority; provided, however, that nothing in this Section ~~8~~9 shall be deemed to alter any statutory provision entitling a particular class or series of shares to vote as a class or series with respect to such amendment; provided further, however, any such amendment that would have a material adverse effect on the rights of a particular holder of shares of Preferred Stock provided in this ~~Certificate of Designation~~Section D of this Article IV, but would not have a similar material adverse effect on all holders of Preferred Stock generally, shall require the consent of such materially adversely affected holder.

ANNEX D

RENEWABLE ENERGY GROUP, INC.

AMENDED AND RESTATED 2009 STOCK INCENTIVE PLAN

SECTION 1

PURPOSE

The purpose of the “AMENDED AND RESTATED RENEWABLE ENERGY GROUP, INC. 2009 STOCK INCENTIVE PLAN” (the “Plan”) is to foster and promote the long-term financial success of the Renewable Energy Group, Inc. (the “Company”) and the interests of its shareholders by (a) motivating superior performance by means of performance-related incentives, (b) encouraging and providing for the acquisition of an ownership interest in Company, and (c) enabling the Company to attract and retain the services of outstanding employees and non-employee directors upon whose judgment, interest, and special efforts the successful conduct of its operations is largely dependent.

SECTION 2

DEFINITIONS

(a) Definitions. Whenever used herein, the following terms shall have the respective meanings set forth below:

(1) “Advisor” or “Consultant” means an advisor or consultant who is an independent contractor with respect to the Company or a Subsidiary, and who provides bona fide services (other than in connection with the offer or sale of securities in a capital raising transaction) to the executive officers or Board of Directors with regard to major functions, portions or operations of the Company’s business, who is not an employee, officer, director or holder of more than ten percent (10%) of the outstanding voting securities of the Company, and whose services the Committee determines is of vital importance to the overall success of the Company or a Subsidiary.

(2) “Approved Retirement” means termination of a Participant’s employment or service (i) on or after the normal retirement date or any early retirement date established under any defined benefit pension plan maintained by the Company or a Subsidiary and in which the Participant participates, (ii) with the approval of the Committee (which may be given at or after grant), on or after attaining age 50 and completing such period of service as the Committee shall determine from time to time, or (iii) for a Non-Employee Director, the termination of service as a director of the Company or a Subsidiary. Any such age and service requirement shall be set forth in the Award agreement with the Participant.

(3) “Award” means an Option, SAR, award of Restricted Stock or Performance Shares, an award of Restricted Stock Units or Performance Units or an Other Stock-Based Award.

(4) “Beneficial Owner” means such term as defined in Rule 13d-3 under the Exchange Act.

(5) “Board” means the Board of Directors of the Company.

(6) “Cause” means (i) dishonesty, fraud or misrepresentation, (ii) the Participant’s engaging in conduct that is injurious to the Company or any Subsidiary in any way, including, but not limited to, by way of damage to its reputation or standing in the industry, (iii) the Participant’s having been convicted of, or entered a plea of nolo contendere to, a crime that constitutes a felony; (iv) the breach by the Participant of any written covenant or agreement with the Company or any Subsidiary not to disclose or misuse any information pertaining to, or misuse any property of, the Company or any Subsidiary or not to compete or interfere with the Company or any Subsidiary or (v) a violation by the Participant of any policy of the Company or any Subsidiary.

(7) “Change of Control” means the occurrence of any one or more of the following:

(i) any SEC Person, except West Central Cooperative, an Iowa cooperative association, becomes the Beneficial Owner of 50% or more of the Common Stock or of Voting Securities representing 50% or more of the combined voting power of all Voting Securities of the Company (such an SEC Person, a “50% Owner”); or

(ii) the Incumbent Directors cease for any reason to constitute at least sixty percent (60%) of the Board of the Company; or

(iii) the restructuring of the Company as a result of the consummation of a merger, reorganization, consolidation, or similar transaction which will result in the Company’s stockholders immediately prior to such transaction not holding more than 50% of the voting power of the Surviving Corporation (any of the foregoing, a “Reorganization Transaction”); or

(iv) the consummation of a plan or agreement that has been approved by the shareholders of the Company for the sale or other disposition of all or substantially all of the consolidated assets of the Company or a plan of liquidation of the Company; or

(v) any other event or circumstance (or series of events or circumstances) that the Board shall determine to constitute a Change of Control.

(8) “Change of Control Price” means the highest price per share of Common Stock offered in conjunction with any transaction resulting in a Change of Control (as determined in good faith by the Committee if any part of the offered price is payable other than in cash).

(9) “Code” means the Internal Revenue Code of 1986, as amended.

(10) “Committee” means the Board or such committee of the Board as the Board shall designate from time to time.

(11) “Common Stock” means the common stock of the Company, par value $ .0001 per share.

(12) “Disability” means, with respect to any Participant, long-term disability as defined under any long-term disability plan maintained by the Company or a Subsidiary in which the Participant participates. In the event of any question as to whether a Participant has a Disability, the plan administrator of the relevant long-term disability plan shall determine whether a disability exists, in accordance with such plan.

(13) “Employee” means any employee (including each officer) of the Company, Parent or any Subsidiary.

(14) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(15) “Executive Officer” means any officer of the Company or any Subsidiary who is subject to the reporting requirements under Section 16(b) of the Exchange Act.

(16) “Fair Market Value” means, on any date, the price of the last trade, regular way, in the Common Stock on such date on the NASDAQ National Market or, if at the relevant time, the Common Stock is not listed to trade on the NASDAQ National Market, on such other recognized quotation system on which the trading prices of the Common Stock are then quoted (the “applicable exchange”). In the event that (i) there are no Common Stock transactions on the applicable exchange on any relevant date, Fair Market Value for such date shall mean the closing price on the immediately preceding date on which Common Stock transactions were so reported and (ii) the applicable exchange adopts a trading policy permitting trades after 5 P.M. Eastern Standard Time (“EST”), Fair Market Value shall mean the last trade, regular way, reported on or before 5 P.M. EST (or such earlier or later time as the Committee may establish from time to time). If the Common Stock is not traded on any exchange, Fair Market Value means, on any date, the fair market value of the Common Stock as determined by the Board of Directors, using a method of valuation that meets the requirements of fair market value determination as set forth in Treasury regulations issued pursuant to Code Section 409A (whether proposed or final).

(17) “Family Member” means, as to a Participant, any (i) child, stepchild, grandchild, parent, stepparent, grandparent, spouse, mother-in-law, father-in-law, son-in-law or daughter-in-law (including adoptive relationships) of such Participant, (ii) trusts for the exclusive benefit of one or more such persons and/or the Participant and (iii) other entity controlled by the Participant.

(18) “Incentive Stock Option” (ISO) means an option within the meaning of Section 422 of the Code.

(19) “Incumbent Directors” means, as of any date, the individuals then serving as members of the Board who were also members of the Board as of the date two years prior to the date of determination; provided that any member appointed or elected as a member of the Board after such prior date, but whose election, or nomination for election, was approved by a vote or written consent of at least a majority of the directors then comprising the Incumbent Directors shall also be considered an Incumbent Director unless such person’s election, or nominated for election, to the Board was as a result of, or in connection with, a proxy contest or a Reorganization Transaction.

(20) “Net Exercised” shall mean the exercise of an Option or any portion thereof by the delivery of the greatest number of whole shares of Common Stock having a Fair Market Value on the date of exercise not in excess of the difference between the aggregate Fair Market Value of the shares of Common Stock subject to the Option (or the portion of such Option then being exercised) and the aggregate exercise price for all such shares of Common Stock under the Option (or the portion thereof then being exercised), with any fractional share that would result from such equation to be payable in cash.

(21) “Non-Employee Director” means a member of the Boards of Directors of the Company, Parent or a Subsidiary who is not an employee of the Company, Parent or a Subsidiary.

(22) “Nonstatutory Stock Option” (NSO) means an option which is not an Incentive Stock Option within the meaning of Section 422 of the Code.

(23) “Option” means the right to purchase Common Stock at a stated price for a specified period of time. For purposes of the Plan, an Option may be either (i) an “Incentive Stock Option” (ISO) within the meaning of Section 422 of the Code or (ii) an option which is not an Incentive Stock Option (a “Nonstatutory Stock Option” (NSO)).

(24) “Other Stock-Based Award” means an award of, or related to, shares of Common Stock other than an Award of Options, SAR, Restricted Stock, Performance Shares, Restricted Stock Units or Performance Units, as granted by the Committee in accordance with the provisions of Section 9 hereof.

(25) “Parent” means any entity owning, directly or indirectly, at least 50% of the total combined voting power of all classes of stock of Company.

(26) “Participant” means any Non-Employee Director, Employee, Adviser or Consultant designated by the affirmative action of the Committee (or its delegate) to participate in the Plan.

(27) “Performance Criteria” means the objectives established by the Committee for a Performance Period pursuant to Section 7(c) for the purpose of determining the extent to which an award of Performance Shares or Performance Units has been earned.

(28) “Performance Period” means the period selected by the Committee during which performance is measured for the purpose of determining the extent to which an award of Performance Shares or Performance Units has been earned.

(29) “Performance Share” means an award granted pursuant to Section 7 of the Plan of a contractual right to receive one share of Common Stock (or the Fair Market Value thereof in cash or any combination of cash and Common Stock, as determined by the Committee), or a fraction or multiple thereof, upon the achievement, in whole or in part, of the applicable Performance Criteria.

(30) “Performance Unit” means an award granted pursuant to Section 7 of the Plan of a contractual right to receive a fixed or variable dollar denominated unit (or a unit denominated in the Participant’s local currency), or a fraction or multiple thereof, upon the achievement, in whole or in part, of the applicable Performance Criteria. The Committee shall determine whether the earned portion of any such Performance Units shall be payable in cash, Common Stock or any combination thereof.

(31) “Period of Restriction” means the period specified by the Committee or established pursuant to the Plan during which a Restricted Stock or Restricted Stock Unit award is subject to forfeiture.

(32) “Reorganization Transaction” shall have the meaning ascribed thereto in the definition of Change of Control.

(33) “Restricted Stock” means an award of Stock made pursuant to Section 6 that is forfeitable by the Participant until the completion of a specified period of future service, the achievement of pre-established performance objectives or until otherwise determined by the Committee or in accordance with the terms of the Plan.

(34) “Restricted Stock Unit” means a contractual right awarded pursuant to Section 6 that entitles the holder to receive shares of Common Stock (or the value thereof in cash) upon the completion of a specified period of future service or the achievement of pre-established performance objectives or at such other time or times determined by the Committee or in accordance with the terms of the Plan.

(35) “SAR” means a stock appreciation right granted under Section 8 of the Plan in respect of one or more shares of Common Stock that entitles the holder thereof to receive, in cash, in shares of Common Stock or in a combination thereof, an amount per share of Common Stock equal to the excess, if any, of the Fair Market Value on the date the SAR is exercised over the Fair Market Value on the date the SAR is granted.

(36) “SEC Person” means any person (as such term is defined in Section 3(a)(9) of the Exchange Act) or group (as such term is used in Rule 13d-5 under the Exchange Act), other than an affiliate or any employee benefit plan (or any related trust) of the Company or any of its affiliates.

(37) “Subsidiary” means (i) any corporation in which the Company owns, directly or indirectly, at least 50% of the total combined voting power of all classes of stock of such corporation, (ii) any partnership or limited liability company in which the Company owns, directly or indirectly, at least 50% of the capital interests or profits interest of such partnership or limited liability company and (iii) any other business entity in which the Company owns at least 50% of the equity interests thereof, provided that, in any such case, the Company is in effective control of such corporation, partnership, limited liability company or other entity.

(38) “Surviving Corporation” means the corporation resulting from a Reorganization Transaction or, if securities representing at least 50% of the aggregate voting power of such resulting corporation are directly or indirectly owned by another corporation, such other corporation.

(39) “50% Owner” shall have the meaning ascribed thereto in the definition of Change of Control.

(40) “Voting Securities” means, with respect to any corporation, securities of such corporation that are entitled to vote generally in the election of directors of such corporation.

SECTION 3

POWERS OF THE COMMITTEE; GENERAL TERMS OF AWARDS

(a) Power to Grant. The Committee shall determine those Non-Employee Directors, Employees, Advisers and/or Consultants to whom an Award shall be granted and the terms and conditions of any and all such Awards. The Committee may establish different terms and conditions for different Awards and different Participants and for the same Participant for each Award such Participant may receive, whether or not granted at different times.

(b) Rules, Interpretations and Determinations. The Plan shall be administered by the Committee. The Committee shall have full authority to interpret and administer the Plan, to establish, amend, and rescind rules and regulations relating to the Plan, to provide for conditions deemed necessary or advisable to protect the interests of the Company, to construe the terms of any Award or any document evidencing the grant of such

Award and to make all other determinations necessary or advisable for the administration and interpretation of the Plan in order to carry out its provisions and purposes. Unless otherwise expressly provided hereunder, any power, discretion or authority conveyed to or reserved to the Committee may be exercised by it in its sole and absolute discretion. Determinations, interpretations, or other actions made or taken by the Committee shall be final, binding, and conclusive for all purposes and upon all persons.

(c) Delegation of Authority. The Committee may delegate to the Company’s Chief Executive Officer the power and authority to make and/or administer Awards under the Plan with respect to individuals who are below the position of Senior Vice President (or any analogous title), pursuant to such conditions and limitations as the Committee may establish; provided that only the Committee or the Board may select, and grant Awards to, Executive Officers or exercise any other discretionary authority under the Plan in respect of Awards granted to such Executive Officers. Unless the Committee shall otherwise specify, any delegate shall have the authority and right to exercise (within the scope of such person’s delegated authority) all of the same powers and discretion that would otherwise be available to the Committee pursuant to the terms hereof. The Committee may also appoint agents (who may be officers or employees of the Company) to assist in the administration of the Plan and may grant authority to such persons to execute agreements or other documents on its behalf. All expenses incurred in the administration of the Plan, including, without limitation, for the engagement of any counsel, consultant or agent, shall be paid by the Company.

(d) Restrictive Covenants and Other Conditions. Without limiting the generality of the foregoing, the Committee may condition the grant of any Award under the Plan upon the Participant to whom such Award would be granted agreeing in writing to certain conditions (such as restrictions on the ability to transfer the underlying shares of Common Stock) or covenants in favor of the Company and/or one or more Subsidiaries (including, without limitation, covenants not to compete, not to solicit employees and customers and not to disclose confidential information, that may have effect following the termination of the Participant’s employment or service with the Company and its Subsidiaries and after the Common Stock subject to the Award has been transferred to the Participant), including, without limitation, the requirement that the Participant disgorge any profit, gain or other benefit received in respect of the Award prior to any breach of any such covenant.

(e) Maximum Individual Grants. Subject to adjustment as provided in Section 4(c), no Participant shall be granted during any 12-month period (i) Options, (ii) SARs (with tandem Options and SARs being counted only once with respect to this limit under either (i) or (ii)), (iii) Restricted Stock, (iv) Restricted Stock Units, (v) Performance Shares, and/or (vi) Other Stock-Based Awards that are denominated in shares of Common Stock, in each case with respect to more than 1,000,000 shares of Common Stock. In addition to the foregoing, the maximum dollar value payable to any participant in any 12-month period with respect to Performance Units and/or Other Stock-Based Awards that are valued with reference to cash or property other than shares of Common Stock is $1,500,000.

(f) Dividends and Dividends Equivalents. Unless otherwise determined by the Committee at the time of grant, to the extent that shares of Common Stock are issued at the time of grant of any Award under the Plan, the Participant shall be entitled to receive all dividends and other distributions paid with respect to those shares, provided that if any such dividends or distributions are paid in shares of Common Stock, such shares shall be subject to the same forfeiture restrictions and restrictions on transferability as apply to the shares subject to such Award on which such dividends or distributions were paid. To the extent that shares of Common Stock are not issued at the time of the grant of any Award, the Committee shall determine whether, and to what extent, the Participant shall be entitled to receive the payment of dividend equivalents in respect of that number of outstanding shares of Common Stock corresponding to the shares subject to such Award. Unless otherwise determined by the Committee at time of grant, any additional shares credited in respect of any dividends or dividend equivalents payable in respect of any shares of Common Stock subject to any Award shall become vested and nonforfeitable upon the same terms and conditions as are applicable to the shares underlying the Award in respect of which they are payable (including, with respect to any Award that will become earned and vested upon the attainment of Performance Criteria, the achievement of such Performance Criteria).

SECTION 4

COMMON STOCK SUBJECT TO PLAN

(a) Number. Subject to Section 4(c) below, unless the shareholders of the Company approve an increase in such number by a shareholder vote, the maximum number of shares of Common Stock that may be made issuable or distributable under the Plan is 10,400,000 (the “Absolute Share Limit”). The number of shares of Common Stock subject to an Option or SAR shall be counted against such limit as one share for each share issued or issuable, provided that when a SAR is granted in tandem with an Option, so that only one may be exercised with the other terminating upon such exercise, the number of shares of Common Stock subject to the tandem Option and SAR award shall only be taken into account once (and not as to both awards) for purposes of this limit (and for purposes of the provisions of Section 4(b) below). Without limiting the generality of the foregoing, the maximum number of shares as to which Incentive Stock Options may be granted shall not exceed the Absolute Share Limit. The shares to be delivered under the Plan may consist, in whole or in part, of Common Stock (i) owned by Company, (ii) purchased by Company on the open market, or (iii) acquired by Company through means other than open market purchases.

(b) Canceled or Terminated Awards. Any shares of Common Stock subject to an Award (as determined under Section 4(a)) which for any reason expires without having been exercised, is canceled or terminated or otherwise is settled without the issuance of any Common Stock shall again be available for grant under the Plan. In applying the immediately preceding sentence, if (i) shares otherwise issuable or issued in respect of, or as part of, any Award that are withheld to cover taxes shall not be treated as having been issued under the Plan and (ii) any SARs are settled in shares of Common Stock or any Options are Net Exercised, only the net number of shares of Common Stock issued in respect of such SARs or Options shall be deemed issued under the Plan. In addition, shares of Common Stock tendered to exercise outstanding Options or other Awards or to cover taxes shall also be available for issuance under the Plan (and shall be counted as one share for purposes of Section 4(a)), except and unless such shares are tendered after the termination of the Plan. Notwithstanding the foregoing provisions of this Section 4(b), the maximum number of shares of Common Stock that may be delivered pursuant to the exercise of Incentive Stock Options will equal the Absolute Share Limit plus, to the extent allowable under Section 422 of the Code, any shares that become available for issuance under the Plan pursuant to this Section 4(b).

(c) Adjustment Due to Change in Capitalization. In the event of any Common Stock dividend or Common Stock split, recapitalization (including, but not limited to, the payment of an extraordinary dividend to the shareholders of the Company), merger, consolidation, combination, spin-off, distribution of assets to shareholders (other than ordinary cash dividends), exchange of shares, or other similar corporate change, the Absolute Share Limit under Section 4(a), the limits on individual Awards under Section 3(e), the aggregate number of shares of Common Stock subject to outstanding Awards and the respective exercise prices or base prices, if any, applicable to outstanding Awards shall be appropriately adjusted to put the Participant in the same economic position he or she was in immediately prior to the occurrence of any such event.

(d) Assumption of Options and Other Equity-Based Awards. In the event that there is a merger, stock purchase or other transaction whereby the Company or any of its Subsidiaries acquires another business or any portion thereof, and that pursuant to the arrangements governing such acquisition, the Company agrees to provide options and/or other awards in respect of the Common Stock upon the assumption or in substitution of existing equity-based awards for other securities held by employees and other service providers of the acquired business, the shares of Common Stock subject to such assumed or substituted awards shall not be counted against the Absolute Share Limit (and no shares related to any such assumed or substituted awards shall be added to the number of awards issuable under this Plan pursuant to Section 4(b)), and none of the provisions of the Plan that would otherwise limit or constrain the ability of the Company to make such assumption or substitution (such as the provisions hereof that require the issuance of Options with an exercise price at least equal to the Fair Market Value on the date of grant) shall apply to the awards issued in substitution of the awards granted in respect of the employees and service providers of such acquired business.

SECTION 5

STOCK OPTIONS

(a) Grant of Options. Subject to the provisions of Section 3(f) and Section 4 above, Options may be granted to Participants at such time or times as shall be determined by the Committee. Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Nonstatutory Stock Options. Any Option granted as an Incentive Stock Option that nevertheless fails (either at the time of grant or any time thereafter as a result of accelerated vesting or otherwise) to meet the requirements of Section 422 of the Code, in whole or in part, shall be treated as an Option that is not an Incentive Stock Option to the extent of such failure. Except as otherwise provided herein, the Committee shall have complete discretion in determining the number of Options, if any, to be granted to a Participant, except that Incentive Stock Options may only be granted to Employees. The terms and conditions of each Option grant, including, but not limited to, the type of Option granted, the exercise price, the duration of the Option, the number of shares of Common Stock to which the Option pertains, shall be evidenced in writing. Each such Option grant may also contain such other terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine.

(b) Exercise Price. Nonstatutory Stock Options and Incentive Stock Options granted pursuant to the Plan shall have an exercise price no less than the Fair Market Value of a share of Common Stock on the date on which the Option is granted. No Option granted hereunder may have its exercise price reduced (other than pursuant to the provisions of Section 4(c)) unless such action is expressly authorized by shareholder action in accordance with Section 11.

(c) Exercise of Options. The Committee shall determine the exercise schedule applicable with respect to any Option granted hereunder. Such schedule may require a minimum period of service that must be completed before all or a portion of such Option shall be exercisable, and may establish performance-based conditions to the exercise of such Option which are in addition to, in lieu of, or as an alternative to any service requirement. Except as otherwise expressly provided in the Plan (i) upon a termination of employment due to death, Disability or Approved Retirement or (ii) in connection with a Change of Control, and unless the Committee shall determine that special circumstances (including, but not limited to, the achievement of performance objectives) justify an exception, the minimum period of service required to exercise an Option, in whole or in part, shall be one year. Subject to the provisions of this Section 5, once any portion of any Option has become exercisable it shall remain exercisable for its full term. The Committee shall determine the term of each Nonstatutory Stock Option or Incentive Stock Option granted hereunder, but, except as expressly provided below, in no event shall any such Option be exercisable for more than ten (10) years after the date on which it is granted.

(d) Payment. The Committee shall establish procedures governing the exercise of Options. No shares shall be delivered pursuant to any exercise of an Option unless arrangements satisfactory to the Committee have been made to assure full payment of the exercise price therefor. Without limiting the generality of the foregoing, payment of the exercise price may be made (i) in cash or its equivalent; (ii) by exchanging shares of Common Stock (which are not the subject of any pledge or other security interest) which have been owned by the person exercising the Option for at least six (6) months at the time of exercise; (iii) by any combination of the foregoing; provided that the combined value of all cash and cash equivalents paid and the Fair Market Value of any such Common Stock tendered to the Company, valued as of the date of such tender, is at least equal to such exercise price; or (iv) in accordance with any other procedure or arrangement approved by the Committee. Additionally, to the extent authorized by the Committee (whether at or after grant), Options may be Net Exercised subject to such terms and conditions as the Committee may from time to time impose.

(e) Incentive Stock Options. Notwithstanding anything in the Plan to the contrary, no Option that is intended to be an Incentive Stock Option may be granted after the tenth (10th) anniversary of the date that the Plan, as amended and restated hereby, is approved by the Board, and no term of this Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of any

Participant affected thereby, to disqualify any Incentive Stock Option under such Section 422. The terms of any Incentive Stock Option shall require the Participant to notify the Committee or its designee of any “disqualifying disposition” (as defined in Section 421(b) of the Code) of any Common Stock issued pursuant to the exercise of the Incentive Stock Option within ten (10) days after such disposition. The aggregate Fair Market Value (determined at the time of grant) of the shares of Common Stock with respect to an Incentive Stock Option grant, plus all other Incentive Stock Options held by the individual, and which are first exercisable during any calendar year, may not exceed $100,000.

(f) Termination of Employment or Service.

(i) Due to Death. In the event a Participant’s employment or service terminates by reason of death, any Options granted to such Participant shall become exercisable according to the terms of the Award Agreement.

(ii) Due to Disability. In the event a Participant’s employment or service is terminated by reason of Disability, any Options granted to such Participant shall become exercisable according to the terms of the Award agreement.

(iii) Approved Retirement. In the event a Participant’s employment or service terminates by reason of Approved Retirement, any Options granted to such Participant shall become exercisable according to the terms of the Award agreement.

(iv) Termination of Employment For Cause or Resignation. In the event a Participant’s employment or service is terminated by the Company or any Subsidiary for Cause or by the Participant other than due to the Participant’s death, Disability or Approved Retirement, any Options granted to such Participant that have not yet been exercised shall expire at the time of such termination of employment and shall not be exercisable thereafter.

(v) Termination of Employment for Any Other Reason. Unless otherwise determined by the Committee at or following the time of grant, in the event the employment or service of the Participant shall terminate for any reason other than one described in Section 5(f)(i), (ii), (iii), or (iv) above, any Options granted to such Participant which are exercisable at the date of the Participant’s termination of employment or service may be exercised by the Participant (or, in the event of the Participant’s death after termination of employment or service when the Option is exercisable pursuant to its terms, by the Participant’s designated beneficiary, or, if none is named, by the person determined in accordance with Section 12(b)), at any time prior to the expiration of the term of the Options or as otherwise provided in the Award agreement.

SECTION 6

RESTRICTED STOCK AND RESTRICTED STOCK UNITS

(a) Grant of Restricted Stock. The Committee may grant Restricted Stock or Restricted Stock Units to Participants at such times and in such amounts, and subject to such other terms and conditions not inconsistent with the Plan as it shall determine. If Restricted Stock is evidenced by the issuance of stock certificates, the Committee shall require that such stock certificates be held in the custody of the Secretary of the Company until the Period of Restriction lapses, and that, as a condition of such Restricted Stock award, the Participant shall have delivered a stock power, endorsed in blank, relating to the Common Stock covered by such award. The terms and conditions of each grant of Restricted Stock or Restricted Stock Units shall be evidenced in writing.

(b) Restrictions on Transferability. Except as provided in Section 12(a), no Restricted Stock may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the lapse of the Period of Restriction. The Committee shall determine the Period of Restriction applicable with respect to any award of Restricted Stock; provided, however, that, except as otherwise expressly provided in the Plan the Period of Restriction with respect to any such Award shall not be less than (three) years but may lapse ratably over such (three) year Period of Restriction. Notwithstanding the foregoing, such minimum (three) year Period of Restriction shall not be applicable with respect to any grant made to a newly-hired employee made to compensate for equity-based or other forms of compensation forfeited from a prior employer or grants made in satisfaction of incentive or other compensation payable to the Participant in respect of service to the Company or any of its Subsidiaries. The Committee may provide that the Period of Restriction on Restricted Stock shall lapse, in whole or in part, upon the achievement of performance criteria (and without regard to the minimum service requirement), which criteria shall be selected from those available to the Committee under Section 7(c), provided, however, that any Award of Restricted Stock made to any Executive Officer that is intended to qualify as other performance based compensation under Section 162(m) of the Code shall be subject to the same restrictions and limitations applicable to Performance Share Awards under Section 7(d) and subject to the certification required under Section 7(e). The Committee may also provide that the Period of Restriction on Restricted Stock shall lapse, in whole or in part, upon the occurrence of such other events (and without regard to minimum service requirements) as the Committee, in its discretion, shall determine.

(c) Rights as a Shareholder. Unless otherwise determined by the Committee at the time of grant and subject to Section 3(f), Participants holding shares of Restricted Stock may exercise full voting rights and other rights as a shareholder with respect to those shares during the Period of Restriction.

(d) Termination of Employment Due to Approved Retirement, Disability or Death. Unless otherwise determined by the Committee at the time of grant, in the event a Participant’s employment or service terminates by reason of Approved Retirement, any shares related to Restricted Stock held by such Participant shall become non-forfeitable at the time the restrictions would have lapsed had the Participant continued in employment; provided, however, that the Committee may waive any forfeiture and transfer restrictions with respect to up to the portion of the Award as is necessary for the Participant to satisfy any applicable tax withholding obligations in connection with such Award arising at the time of such termination of employment. Unless otherwise determined by the Committee at the time of grant, in the event a Participant’s employment or service terminates by reason of Disability or death, any shares related to Restricted Stock held by such Participant shall become non-forfeitable on the date of termination.

(e) Termination of Employment for Any Other Reason. Unless otherwise determined by the Committee at or after the time of grant, in the event the employment or service of the Participant shall terminate for any reason other than one described in Section 6(d), any Restricted Stock awarded to such Participant as to which the Period of Restriction has not lapsed shall be forfeited.

(f) Restricted Stock Units. The Committee may elect to grant any Participant Restricted Stock Units, which are intended to be the economic equivalent of an award of Restricted Stock. Any such Restricted Stock Units Award shall be made on substantially the same terms as apply to an Award of Restricted Stock under this Section 6, except that a Participant receiving such Award shall not have any rights as a shareholder prior to the actual issuance of such Common Stock (although, pursuant to Section 3(f), the Committee may authorize the payment of dividend equivalents on such rights equal to the dividends that would have been payable had the corresponding equity rights been outstanding shares of Common Stock).

SECTION 7

PERFORMANCE SHARES AND PERFORMANCE UNITS

(a) Generally. The Committee shall have the authority to determine the Participants who shall receive Performance Shares and Performance Units, the number of Performance Shares and the number and value of Performance Units each Participant receives for each or any Performance Period, and the Performance Criteria applicable in respect of such Performance Shares and Performance Units for each Performance Period. The Committee shall determine the duration of each Performance Period (the duration of Performance Periods may differ from each other), and there may be more than one Performance Period in existence at any one time as to any Participant or all or any class of Participants. Performance Periods may be no shorter than twelve months. Each grant of Performance Shares and Performance Units shall be evidenced in writing and shall specify the number of Performance Shares and the number and value of Performance Units awarded to the Participant, the Performance Criteria applicable thereto, and such other terms and conditions not inconsistent with the Plan as the Committee shall determine. No shares of Common Stock will be issued at the time an Award of Performance Shares is made, and the Company shall not be required to set aside a fund for the payment of Performance Shares or Performance Units.

(b) Earned Performance Shares and Performance Units. Performance Shares and Performance Units shall become earned, in whole or in part, based upon the attainment of specified Performance Criteria or the occurrence of any event or events, including a Change of Control, as the Committee shall determine, either at or after the time of grant. In addition to the achievement of the specified Performance Criteria, the Committee may, at the grant date, condition payment of Performance Shares and Performance Units on the Participant completing a minimum period of service following the date of grant or on such other conditions as the Committee shall specify.

(c) Performance Criteria. At the discretion of the Committee, Performance Criteria may be based on the total return to the Company’s shareholders, inclusive of dividends paid, during the applicable Performance Period (determined either in absolute terms or relative to the performance of one or more similarly situated companies or a published index covering the performance of a number of companies), or upon the attainment of one or more of the following criteria, whether in absolute terms or relative to the performance of one or more similarly situated companies or a published index covering the performance of a number of companies: stock price, operating earnings, net earnings, return on equity, income, market share, combined ratio, level of expenses, growth in revenue, earnings before interest, taxes, depreciation and amortization, cash flow, earnings per share, return on invested capital, return on assets, economic value added, improvements in or attainment of working capital levels, and, in the case of persons who are not Executive Officers, such other criteria as may be determined by the Committee. Performance Criteria may be established on a Company-wide basis or with respect to one or more business units or divisions or Subsidiaries. When establishing Performance Criteria for a Performance Period, the Committee may exclude any or all “extraordinary items” as determined under U.S. generally accepted accounting principles including, without limitation, the charges or costs associated with restructurings of the Company or any Subsidiary, discontinued operations, other unusual or non-recurring items, and the cumulative effects of accounting changes. Except to the extent that the exercise of (or the ability to exercise) such discretion in the case of Awards to Executive Officers intended to be other performance-based compensation under Section 162(m)(4) of the Code would cause them to fail to satisfy that requirement, the Committee may also adjust the Performance Criteria for any Performance Period as it deems equitable in recognition of unusual or non-recurring events affecting the Company, changes in applicable tax laws or accounting principles, or such other factors as the Committee may determine.

(d) Special Rule for Performance Criteria. If, at the time of grant, the Committee intends a Performance Share Award or Performance Unit to qualify as other performance based compensation within the meaning of Section 162(m)(4) of the Code, the Committee must establish Performance Criteria for the applicable Performance Period no later than the 90th day after the Performance Period begins (or by such other date as may be required under Section 162(m) of the Code), and the Committee shall not have the authority in respect of such Awards to exercise any discretion applicable to a grant of Performance Shares or Performance Units otherwise conveyed by this Section 7, if the ability to exercise such discretion would cause such Award not to qualify as other performance based compensation.

(e) Certification of Attainment of Performance Criteria. As soon as practicable after the end of a Performance Period and prior to any payment in respect of such Performance Period, the Committee shall certify in writing the number of Performance Shares and the number and value of Performance Units which have been earned on the basis of performance in relation to the established Performance Criteria.

(f) Payment of Awards. Earned Performance Shares and the value of earned Performance Units shall be distributed to the Participant or, if the Participant has died, to the Participant’s beneficiary, as soon as practicable after the expiration of the Performance Period and the Committee’s certification under paragraph 7(e) above, provided that (i) earned Performance Shares and the value of earned Performance Units shall not be distributed to a Participant until any other conditions on payment of such Awards established by the Committee have been satisfied, and (ii) any amounts payable in respect of Performance Shares or Performance Units pursuant to Section 10 shall be distributed in accordance with Section 10. The Committee shall determine whether Performance Shares and the value of earned Performance Units are to be distributed in the form of cash, shares of Common Stock or in a combination thereof, with the value or number of shares payable to be determined based on the Fair Market Value of Common Stock on the date of the Committee’s certification under paragraph 7(e) above.

(g) Newly Eligible Participants. Notwithstanding anything in this Section 7 to the contrary, the Committee shall be entitled to make such rules, determinations and adjustments as it deems appropriate with respect to any Participant who becomes eligible to receive Performance Shares or Performance Units after the commencement of a Performance Period.

(h) Termination of Employment.

(i) Termination of Employment due to Approved Retirement, Disability or Death. Unless otherwise determined by the Committee at or after the time of grant, a Participant whose employment or service terminates by reason of Approved Retirement, Disability or death shall be entitled to receive the same payment or distribution in respect of Performance Shares and Performance Units (without pro-ration) that would have been payable for the Performance Period had his or her employment continued until the end of the applicable Performance Period. Any Performance Shares or value of Performance Units becoming payable in accordance with the preceding sentence shall be paid at the same time as Performance Shares and the value of Performance Units are paid to other Participants (or at such earlier time as the Committee may permit). Any rights that a Participant or beneficiary may have in respect of any Performance Shares or Performance Units outstanding at the date of such termination of employment that may not be earned (or that are eligible to be earned, but are not earned) in accordance with this section 7(h)(i) shall be forfeited and canceled, effective as of the date of the Participant’s termination of employment or service (or, if eligible to be earned, but are not earned, the date of the Committee’s certification pursuant to Section 7(e)).

(ii) Termination for any Other Reason. Unless otherwise determined by the Committee at or after the time of grant, in the event the employment or service of the Participant shall terminate during a Performance Period for any reason other than the one described in Section 7(h)(i), all of the Participant’s rights to Performance Shares and Performance Units related to such Performance Period shall be immediately forfeited and canceled as of the date of such termination of employment.

(iii) Cause. Notwithstanding anything in this Section 7 to the contrary, a Participant’s rights in respect of unearned Performance Shares and Performance Units shall in all events be immediately forfeited and canceled as of the date of the Participant’s termination of employment for Cause.

SECTION 8

STOCK APPRECIATION RIGHTS

(a) Grant of SARs. SARs may be granted to any Participants, all Participants, any class of Participants at such time or times as shall be determined by the Committee. SARs may be granted in tandem with an Option, or may be granted on a freestanding basis, not related to any Option. The term and conditions of any SAR grant shall be evidenced in writing, and shall include such provisions not inconsistent with the Plan as the Committee shall determine.

(b) Terms and Conditions of SARs. Unless the Committee shall otherwise determine, the terms and conditions (including, without limitation, the exercise period of the SAR, the vesting schedule applicable thereto and the impact of any termination of service on the Participant’s rights with respect to the SAR) applicable with respect to (i) SARs granted in tandem with an Option shall be substantially identical (to the extent possible taking into account the differences related to the character of the SAR) to the terms and conditions applicable to the tandem Options and (ii) freestanding SARs shall be substantially identical (to the extent possible taking into account the differences related to the character of the SAR) to the terms and conditions that would have been applicable under Section 5 above were the grant of the SARs a grant of an Option.

(c) Exercise of Tandem SARs. SARs which are granted in tandem with an Option may only be exercised upon the surrender of the right to exercise such Option for an equivalent number of shares and may be exercised only with respect to the shares of Common Stock for which the related Option is then exercisable.

(d) Payment of SAR Amount. Upon exercise of a SAR, the holder shall be entitled to receive payment, in cash, in shares of Common Stock or in a combination thereof, as determined by the Committee, of an amount determined by multiplying:

(i) the excess, if any, of the Fair Market Value of a share of Common Stock at the date of exercise over the Fair Market Value of a share of Common Stock on the date of grant, by

(ii) the number of shares of Common Stock with respect to which the SARs are then being exercised.

SECTION 9

OTHER STOCK-BASED AWARDS

(a) Other Stock-Based Awards. The Committee may grant other types of equity-based and equity-related awards in addition to Options, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units and SARs. Notwithstanding the immediately preceding sentence, except in the case of Other Stock-Based Awards issued in satisfaction of an obligation of the Company or any Subsidiary to make a payment in cash in respect of a Participant (including, but not limited to, when an annual or long-term incentive compensation award is satisfied with the issuance of shares of Common Stock instead of cash or in respect of a Participant’s accrued benefit under a deferred compensation plan), except as provided under Section 10, no Participant shall be entitled to vest in any such Other Stock-Based Award on a schedule which is more favorable to the Participant than ratably over a period of three years from the date of grant. Each such Other Stock-Based Award shall be evidenced in writing and specify the terms and conditions applicable thereto. Any such Other Stock-Based Award may entail the transfer of actual shares of Common Stock or the payment of the value of such Award in cash based upon the value of a specified number of shares of Common Stock, or any combination of the foregoing, as determined by the Committee. The terms of any Other Stock-Based Award need not be uniform in application to all (or any class of) Participants, and each Other Stock-Based Award granted to any Participant (whether or not at the same time) may have different terms.

(b) Termination of Employment or Service. In addition to any other terms and conditions that may be specified by the Committee but subject to the limitations set forth in Section 9(a), each Other Stock-Based Award shall specify the impact of termination of employment upon the rights of a Participant in respect of such Award. At the discretion of the Committee, such conditions may be the same as apply with respect to Restricted Stock or Restricted Stock Units, or may be contain terms that are more or less favorable to the Participant.

SECTION 10

CHANGE OF CONTROL

(a) Accelerated Vesting and Payment. Except as otherwise provided in the applicable Award, and subject to the provisions of Section 10(b) below, in the event of a Change of Control (i) each Option and SAR then outstanding shall be fully exercisable regardless of the exercise schedule otherwise applicable to such Option and/or SAR, (ii) the Period of Restriction shall lapse as to each share of Restricted Stock then outstanding, (iii) each outstanding Restricted Stock Unit shall become fully vested and payable, (iv) each outstanding Performance Share Award and Performance Unit Award shall be deemed earned at the target level of performance for such Award, and (v) each outstanding Other Stock-Based Award shall become fully vested and payable. In addition, in connection with such a Change of Control, the Committee may, in its discretion, provide that each Option and/or SAR shall, upon the occurrence of such Change of Control, be canceled in exchange for a payment per share in cash (the “Settlement Payment”) in an amount equal to the excess, if any, of the Change of Control Price over the exercise price for such Option or the base price of such SAR. Should the Committee authorize any Settlement Payments in respect of Options, the Committee may determine that any Options which have an exercise price per share below the Change of Control Price shall be deemed cancelled and satisfied in full for a deemed Settlement Payment of zero. The Committee may also direct that each Restricted Stock Unit, Other Stock-Based Award, Performance Share and/or Performance Unit shall be settled in cash with its value determined based on the Change of Control Price.

(b) Alternative Awards. Notwithstanding Section 10(a), no cancellation, acceleration of exercisability, vesting, cash settlement or other payment shall occur with respect to any Award if the Committee reasonably determines in good faith, prior to the occurrence of a Change of Control, that such Award shall be honored or assumed, or new rights substituted therefor (such honored, assumed or substituted award hereinafter called an “Alternative Award”), by a Participant’s employer (or the parent or an affiliate of such employer) immediately following the Change of Control; provided that any such Alternative Award must:

(i) provide such Participant with rights and entitlements substantially equivalent to or better than the rights, terms and conditions applicable under such Award, including, but not limited to, an identical or better exercise or vesting schedule and identical or better timing and methods of payment;

(ii) have substantially equivalent economic value to such Award (determined at the time of the Change of Control); and

(iii) have terms and conditions which provide that in the event that, during the 18-month period following the Change of Control, the Participant’s employment or service is involuntarily terminated for any reason (including, but not limited to a termination due to death, Disability or without Cause) or Constructively Terminated (as defined below), all of such Participant’s Options and/or SARs shall be deemed immediately and fully exercisable, the Period of Restriction shall lapse as to each of the Participant’s outstanding Restricted Stock awards, each of the Participant’s outstanding Restricted Stock Unit awards and Other Stock-Based Awards shall be payable in full and each such Alternative Award shall be settled for a payment per each share of stock subject to the Alternative Award in cash, in immediately transferable, publicly traded securities or in a combination thereof, in an amount equal to, in the case of an Option or SAR, the excess of the Fair Market Value of such stock on the date of the Participant’s termination over the corresponding exercise or base price per share and, in the case of any Restricted Stock, Restricted Stock Unit, or Other Stock-Based Award, the Fair Market Value of the number of shares of Common Stock subject or related thereto.

For this purpose, a Participant’s employment or service shall be deemed to have been Constructively Terminated if, without the Participant’s written consent, the Participant terminates employment or service within 120 days following either (x) a material reduction in the Participant’s base salary or a Participant’s incentive compensation opportunity, or (y) the relocation of the Participant’s principal place of employment or service to a location more than 35 miles away from the Participant’s prior principal place of employment or service.

(c) Section 409A. Should any event constitute a Change of Control for purposes of the Plan, but not constitute a change of control within the meaning of Section 409A of the Code, then any payment of an amount that is otherwise accelerated will be delayed until the earliest time that such payment would be permissible under Section 409A without triggering any penalties applicable under Section 409A.

SECTION 11

AMENDMENT, MODIFICATION, AND TERMINATION OF PLAN

The Board may, at any time and from time to time amend, modify, suspend, or terminate this Plan, and the Committee may from time to time amend, modify, suspend, or terminate Awards in whole or in part, without notice to or the consent of any Participant, Employee, Advisor or Consultant; provided, however, that any amendment which would (i) increase the number of shares available for issuance under the Plan, (ii) lower the minimum exercise price at which an Option (or the base price at which a SAR) may be granted or otherwise permit the repricing of any outstanding Options or SARs (other than in the context of a transaction referenced in Section 4(c)), (iii) extend the maximum term for Options or SARs granted hereunder or (iv) otherwise amend the Plan in a material fashion that would require the approval of shareholders under the applicable rules and regulations of any exchange or automated quotation system on which the Common Stock is listed to trade shall be subject to the approval of Company’s shareholders. No amendment, modification, or termination of the Plan shall in any manner adversely affect any Award theretofore granted under the Plan, without the consent of the Participant.

SECTION 12

MISCELLANEOUS PROVISIONS

(a) Transferability. No Award granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than in accordance with Section 12(b) below, provided that the Committee may permit transfers of Awards (other than Incentive Stock Options) to Family Members (including, without limitation, transfers effected by a domestic relations order) subject to such terms and conditions as the Committee shall determine.

(b) Beneficiary Designation. Each Participant under the Plan may from time to time name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid or by whom any right under the Plan is to be exercised in case of the Participant’s death; provided that, if the Participant shall not have designated any beneficiary under this Plan, the Participant’s beneficiary shall be deemed to be the person designated by the Participant under the group life insurance plan of the Company or a Subsidiary in which such Participant participates (unless such designated beneficiary is not a Family Member). Each designation made hereunder will revoke all prior designations by the same Participant with respect to all Awards previously granted (including, solely for purposes of this Plan, any deemed designation), shall be in a form prescribed by the Committee, and will be effective only when received by the Committee in writing during the Participant’s lifetime. In the absence of any such effective designation (including a deemed designation), benefits remaining unpaid at the Participant’s death shall be paid to or exercised by the Participant’s surviving spouse, if any, or otherwise to or by the Participant’s estate. Except as otherwise expressly provided herein, nothing in this Plan is intended or may be construed to give any person other than Participants any rights or remedies under this Plan.

(c) Deferral of Payment. At the time any Award is granted (or such earlier time as the Committee may require), the Committee may permit a Participant to elect, upon such terms and conditions as the Committee may establish, to defer receipt of shares of Common Stock that would otherwise be issued in connection with an Award.

(d) No Guarantee of Employment or Participation. The existence of this Plan, as in effect at any time or from time to time, or any grant of Award under the Plan shall not interfere with or limit in any way the rights of the Company or any Subsidiary to terminate any Participant’s employment or other service provider relationship at any time, nor confer upon any Participant any rights to continue in the employ or service of the Company or any Subsidiary or any other affiliate of the Company. Except to the extent expressly selected by the Committee to be a Participant, no person (whether or not an Employee, an Agent or a Participant) shall at anytime have a right to be selected for participation in the Plan or, having been selected as a Participant, to receive any additional awards hereunder, despite having previously participated in an incentive or bonus plan of the Company or an affiliate. The existence of the Plan shall not be deemed to constitute a contract of employment between the Company or any affiliate and any Employee, Agent, Consultant or Participant, nor shall it constitute a right to remain in the employ or service of the Company or any affiliate. Except as may be provided in a separate written agreement, employment with or service for the Company or any affiliate is at-will and either party may terminate the participant’s employment or other service provider relationship at any time, for any reason, with or without cause or notice.

(e) Tax Withholding. The Company or an affiliate shall have the right to deduct from all payments or distributions hereunder any federal, state, foreign or local taxes or other obligations required by law to be withheld with respect thereto. The Company may defer issuance of Common Stock in respect of any Award until such requirements are satisfied. The Committee may, in its discretion, permit a Participant to elect, subject to such conditions as the Committee shall impose, (i) to have shares of Common Stock otherwise to be issued under the Plan withheld by the Company or (ii) to deliver to the Company previously acquired shares of Common Stock, in either case for the greatest number of whole shares having a Fair Market Value on the date immediately preceding the date on which the applicable tax liability is determined not in excess of the minimum amount required to satisfy the statutory withholding tax obligations with respect to any Award.

(f) No Limitation on Compensation; Scope of Liabilities. Nothing in the Plan shall be construed to limit the right of the Company to establish other plans if and to the extent permitted by applicable law. The liability of the Company or any affiliate under this Plan is limited to the obligations expressly set forth in the Plan, and no term or provision of this Plan may be construed to impose any further or additional duties, obligations, or costs on the Company or any affiliate thereof or the Committee not expressly set forth in the Plan.

(g) Requirements of Law. The granting of Awards and the issuance of shares of Common Stock shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

(h) Term of Plan. The Plan was initially adopted by the Board in May 2009 and approved by the Company’s stockholders effective May 6, 2009. The Plan is hereby amended and restated by approval of the Board on August 31, 2011, effective upon approval of the amendment and restatement by the Company’s stockholders. The Plan shall continue in effect, unless sooner terminated pursuant to Section 11 above, until August 31, 2021, the tenth anniversary of the date of approval of the amendment and restatement of the Plan by the Board.

(i) Governing Law. The Plan, and all Awards granted hereunder (and the terms and conditions of any document evidencing any such grant), shall be construed in accordance with and governed by the laws of the State of Iowa, without regard to principles of conflict of laws.

(j) No Impact On Benefits. Except as may otherwise be specifically stated under any employee benefit plan, policy or program, Awards shall not be treated as compensation for purposes of calculating an Employee’s or Agent’s right or benefits under any such plan, policy or program.

(k) No Constraint on Corporate Action. Except as provided in Section 11 above, nothing contained in this Plan shall be construed to prevent the Company, or any affiliate, from taking any corporate action (including, but not limited to, the Company’s right or power to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets) which is deemed by it to be appropriate, or in its best interest, whether or not such action would have an adverse effect on this Plan, or any awards made under this Plan. No director, beneficiary, or other person shall have any claim against the Company, or any of its affiliates, as a result of any such action.

(l) Indemnification. Each member of the Board and each member of the Committee shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member of the Board or Committee in connection with or resulting from any claim, action, suit, or proceeding to which such member may be made a party or in which such member may be involved by reason of any action taken or failure to act under the Plan (in the absence of bad faith) and against and from any and all amounts paid by such member in settlement thereof, with the Company’s approval, or paid by such member in satisfaction of any judgment in any such action, suit, or proceeding against such member, provided that such member shall give the Company an opportunity, at its own expense, to handle and defend the same before such member undertakes to handle and defend it individually. The foregoing right of indemnification shall not be exclusive and shall be independent of any other rights of indemnification to which any such person may be entitled under the Company’s Restated Articles of Incorporation or By-Laws, by contract, as a matter of law, or otherwise.

(m) Rights as a Stockholder. A Participant shall have no rights as a stockholder with respect to any shares of Common Stock covered by any Award until the Participant shall have become the holder of record of such shares.

(n) Captions. The headings and captions appearing herein are inserted only as a matter of convenience. They do not define, limit, construe, or describe the scope or intent of the provisions of the Plan.

Approved by shareholders of Renewable Energy Group, Inc.

on             , 2011

RENEWABLE ENERGY GROUP, INC.

By:
Chairman of the Board of Directors

ANNEX E

Management’s discussion and analysis of financial condition and results of operations

The following discussion and analysis of our financial condition and results of operations should be read in conjunction with our consolidated financial statements and related notes included elsewhere in this prospectus. This discussion contains forward-looking statements that involve risks and uncertainties. Our actual results could differ materially from those discussed below. Factors that could cause or contribute to such differences include, but are not limited to, those identified below and those discussed in the section entitled “Risk factors” included elsewhere in this prospectus.

OVERVIEW

We are the largest producer of biodiesel in the United States based on gallons produced. We have been a leader of the biodiesel industry since 1996. We have transitioned from being primarily an operator of a third party-owned network of facilities to now owning five operating biodiesel production facilities and leasing a sixth biodiesel facility. We own biodiesel production facilities with nameplate capacities consisting of: a 12 mmgy facility in Ralston, Iowa, a 35 mmgy facility near Houston, Texas, or the Houston facility, a 45 mmgy facility in Danville, Illinois and a 30 mmgy facility in Newton, Iowa. As part of our acquisition strategy, in April 2010, we signed a seven year lease for a 60 mmgy facility in Seneca, Illinois, and on July 12, 2011, we completed our acquisition of SoyMor Biodiesel, LLC’s, or SoyMor, 30 mmgy biodiesel production facility in Albert Lea, Minnesota, bringing our total nameplate production capacity to 212 mmgy. During 2010, we sold 68 million gallons of biodiesel, including five million gallons we purchased from third parties and resold, and including eight million gallons we manufactured for others. The 68 million gallons we sold in 2010 represented approximately 22% of the total biodiesel produced in the United States in 2010.

As noted above, on July 12, 2011, we acquired SoyMor’s production facility, now named REG Albert Lea, LLC. We built and operated this facility under a management and operation services agreement, or MOSA, until SoyMor idled the facility in February 2008. In August 2011, we recommenced operations of the facility using soybean oil feedstock. We intend to upgrade the facility to process a wide variety of lower cost feedstocks as project financing becomes available and market conditions warrant.

The recent implementation of the Renewable Fuel Standard, or RFS2, has led to a significant year-over-year increase in demand for biodiesel and a substantial increase in the sales price per gallon. Over the last three years, prior to the implementation of RFS2, challenging biodiesel industry conditions have had a significant effect on our results of operations. The United States biodiesel industry experienced a downturn beginning in 2008 as a result of a variety of factors, including the imposition of extensive anti-dumping tariffs and countervailing duties on exports of United States biodiesel to the European Union, or EU, the worldwide economic crisis, falling petroleum-based diesel fuel prices, an uncertain regulatory environment and high soybean oil prices. As a result of these factors, the average price for B100 Upper Midwest Biodiesel as reported by The Jacobsen fell from $4.47 per gallon in 2008 to $3.07 per gallon in 2009.

In response to these industry dynamics, we reduced expenses in our biodiesel business by shifting production to lower cost feedstocks such as inedible animal fat, used cooking oil and inedible corn oil. In addition, we periodically idled our plants when there was insufficient demand. Beginning in 2008, the services segment of our business became significantly less active as construction of new biodiesel production facilities largely stopped and the third party-owned facilities managed by us also saw decreased volume from poor industry conditions. However, in anticipation of increased demand for biodiesel as a result of RFS2, we elected to use our available resources and our market position to acquire two plants with lower cost feedstock processing capabilities which we managed prior to such acquisitions. We also leased and obtained an option to buy the Seneca facility, a third lower cost feedstock facility, and focused on developing sufficient and reliable supplies of lower cost feedstocks.

During the second half of 2010, we and the biodiesel industry began to benefit from RFS2, which became effective July 1, 2010 and requires Obligated Parties to use specified amounts of biomass-based diesel, as discussed further below. In addition, the $1.00 per gallon federal blenders’ tax credit, which had expired as of

December 31, 2009, was reinstated in December 2010 retroactively for all of 2010 and prospectively for 2011. As a result of these regulatory changes, as well as improving general economic conditions and relatively high petroleum prices, the price of and demand for biodiesel have increased significantly. In the first six months of 2010, prior to the effectiveness of RFS2 and the reinstatement of the blenders’ tax credit, our average price for B100 was $3.14 per gallon. In the first six months of 2011, our average price per gallon of B100 was $4.88, or 55% higher than the average price during the first six months of 2010, and we sold approximately 58 million gallons of biodiesel, including approximately four million gallons we purchased from third parties and resold, compared to approximately 68 million gallons sold in all of 2010.

We have completed eight acquisitions since the beginning of 2010, which include the acquisition of five biodiesel plants, and we intend to continue to seek opportunities to acquire biodiesel production facilities located in the United States and in international markets. We own three partially completed biodiesel production facilities. In 2007, we began construction of two 60 mmgy nameplate production capacity facilities, one near New Orleans, Louisiana and the other in Emporia, Kansas. In February 2008, we halted construction of these facilities as a result of conditions in the biodiesel industry and our inability to obtain financing necessary to complete construction of the facilities. Construction of the New Orleans facility is approximately 45% complete and construction of the Emporia facility is approximately 20% complete. Further, during the third quarter of 2010, we acquired a 15 mmgy nameplate biodiesel production capacity facility in Clovis, New Mexico, which is approximately 50% complete. We plan to complete construction of these facilities as financing becomes available, subject to market conditions. We expect that the aggregate cost to complete construction and commence operations of these three facilities is in the range of approximately $130 to $140 million, excluding working capital.

We derive revenues from two reportable business segments: Biodiesel and Services

Biodiesel Segment

Our Biodiesel segment, as reported herein, includes:

•	the operations of the following biodiesel production facilities:

•	a 12 mmgy nameplate biodiesel production facility located in Ralston, Iowa;

•	a 35 mmgy nameplate biodiesel production facility located near Houston, Texas, since its acquisition in June 2008;

•	a 45 mmgy nameplate biodiesel production facility located in Danville, Illinois, since its acquisition in February 2010;

•	a 30 mmgy nameplate biodiesel production facility located in Newton, Iowa, since its acquisition in March 2010;

•	a leased 60 mmgy nameplate biodiesel production facility located in Seneca, Illinois, which began production in August 2010, since commencement of the lease in April 2010;

•	a 30 mmgy nameplate biodiesel production facility located in Albert Lea, Minnesota, since its acquisition in July 2011;

•	purchases and resale of biodiesel and raw material feedstocks produced by third parties;

•	our sales of biodiesel produced under toll manufacturing arrangements with third party facilities using our feedstocks; and

•	our production of biodiesel under toll manufacturing arrangements with third parties using their feedstocks at our facilities.

We derive a small portion of our revenues from the sale of glycerin, free fatty acids and other co-products of the biodiesel production process. In 2009 and 2010, our revenues from the sale of co-products were less than five percent of our total Biodiesel segment revenues.

As discussed under the heading “Industry overview—Government Programs Favoring Biodiesel Production and Use—Renewable Identification Numbers,” when we produce a gallon of biodiesel, we generate 1.5 Renewable Identification Numbers, or RINs, per gallon. When we sell a gallon of biodiesel we generally attach the 1.5 RINs, but may attach anywhere between zero and 2.5 RINs. As a result, a portion of our selling price for a gallon of biodiesel is generally attributable to the value of the attached RINs. The value of RINs has become increasingly significant to the price of biodiesel, contributing approximately $0.7904, or 25%, of the average OPIS Chicago spot price of a gallon of biodiesel in July 2010 and $2.03, or 38%, of the average OPIS Chicago spot price of a gallon of biodiesel in July 2011.

Services Segment

Our Services segment includes:

•	biodiesel facility management and operational services, whereby we provide day-to-day management and operational services to biodiesel production facilities as well as other clean-tech companies; and

•	construction management services, whereby we act as the construction manager and general contractor for the construction of biodiesel production facilities.

Historically, we provided facility operations management services to owners of biodiesel production facilities. Pursuant to a MOSA with a facility owner, we provided a broad range of management and operations services, typically for a monthly fee based on gallons of biodiesel produced or marketed and a contingent payment based on the facility’s net income. We do not recognize revenues from the sale of biodiesel produced at managed facilities, which is sold for the account of the third party owner. In 2009, we provided notice of termination of our five remaining third party MOSAs because we determined the terms were not favorable to us. During 2010, we ceased providing services to three of these facilities, acquired one and continue to provide limited services to the other facility. We do not anticipate the termination of our MOSAs will have a significant impact on our financial statements.

In addition, historically we have provided construction management services to the biodiesel industry, including assistance with pre-construction planning, such as site selection and permitting, facility and process design and engineering, engagement of subcontractors to perform construction activity and supply biodiesel processing equipment and project management services. Because we do not have internal construction capabilities and do not manufacture biodiesel processing equipment, we rely on our prime subcontractors, Todd & Sargent, Inc. and its joint venture with the Weitz Company, TSW, LLC, to fulfill the bulk of our obligations to our customers. Payments to these prime subcontractors historically represented most of the costs of goods sold for our Services segment.

Demand for our construction management and facility management and operational services depends on capital spending by potential customers and existing customers, which is directly affected by trends in the biodiesel industry. Due to the current economic climate, overcapacity in the biodiesel industry and reduced demand for biodiesel, we have not received any orders or provided services to outside parties for new facility construction services since 2009. We have, however, utilized our construction management expertise internally to upgrade two of our facilities during the last three years. We anticipate revenues derived from construction management services will be minimal in future periods.

Factors Influencing Our Results of Operations

Our results of operations are primarily affected by industry-wide factors affecting the profitability of biodiesel production. The principal factors affecting our segments are the market prices for biodiesel and the feedstocks used to produce biodiesel, as well as governmental programs designed to create incentives for the production and use of biodiesel.

Governmental programs favoring biodiesel production and use

Biodiesel has been more expensive to produce than petroleum-based diesel fuel and as a result the industry depends on federal and, to a lesser extent, state usage requirements and tax incentives.

On July 1, 2010, RFS2 was implemented, stipulating volume requirements for the amount of biomass-based diesel that must be utilized in the United States each year. Under RFS2, Obligated Parties, including petroleum refiners and fuel importers, must show compliance with these standards. Currently, biodiesel meets two categories of an Obligated Party’s annual renewable fuel volume requirement, or RVO, biomass-based diesel and advanced biofuel. According to the NBB, biodiesel is currently the only commercially significant RFS2-compliant biomass-based diesel fuel produced in the United States. Consistent with the RFS2 program, the EPA announced it would require the domestic use of 800 million gallons of biodiesel in 2011 and one billion gallons in 2012. The EPA recently proposed a requirement for domestic use of biodiesel by Obligated Parties of 1.28 billion gallons in 2013. Our sales volumes have increased during 2011 as a result of RFS2-generated demand.

The federal blenders’ tax credit provides a $1.00 refundable tax credit per gallon of 100% pure biodiesel, or B100, to the first blender of biodiesel with petroleum-based diesel fuel. The blenders’ tax credit expired on December 31, 2009, but was reinstated on December 17, 2010, retroactively for 2010 and prospectively for 2011. As a result of the uncertainty about the reinstatement of the blenders’ tax credit for most of 2010, we elected to sell mostly unblended biodiesel. Accordingly, we were not entitled to claim the blenders’ tax credit for these gallons on a retroactive basis. The absence of the blenders’ tax credit during most of 2010 also affected our ability to cost effectively sell biodiesel and as a consequence, we idled several of our plants for various periods of time. Most of our facilities operated at less than 50% utilization in 2010 due to decreased demand for biodiesel.

Biodiesel and feedstock price fluctuations

Our operating results generally reflect the relationship between the price of biodiesel and the price of feedstocks used to produce biodiesel.

Biodiesel is a low carbon, renewable alternative to petroleum-based diesel fuel and is primarily sold to the end user after it has been blended with petroleum-based diesel fuel. Biodiesel prices have historically been correlated to petroleum-based diesel fuel prices. Accordingly, biodiesel prices have generally been impacted by the same factors that affect petroleum prices, such as worldwide economic conditions, wars and other political events, OPEC production quotas, changes in refining capacity and natural disasters. Recently enacted government requirements and incentive programs, such as RFS2 and the blenders’ tax credit, have reduced this correlation, although it remains a significant factor in the market price of our product.

During late 2010 and in 2011, we have seen regulatory and legislative factors influencing the price of biodiesel, in addition to petroleum prices. RIN pricing, a value component that was introduced as a result of RFS2, has had a significant impact on our biodiesel pricing. During the first six months of 2011, RIN value represented almost a third of the price of each gallon of biodiesel that we sold.

During 2010, feedstock expense accounted for 76% of our costs of goods sold, while methanol and chemical catalysts expense accounted for 5% and 3% of our costs of goods sold, respectively. Methanol, a reactant in the production process, represents our second largest cost, the price of which is correlated to the cost of natural gas.

Feedstocks for biodiesel production, such as inedible animal fat, used cooking oil, inedible corn oil and soybean oil are commodities and market prices for them will be affected by a wide range of factors unrelated to the supply and demand for biodiesel and petroleum-based diesel fuels. The following table outlines some of the factors influencing supply for each feedstock:

Feedstock	Factors Influencing Supply
Inedible Animal Fat	Export demand
Number of slaughter kills in the United States
Demand for inedible animal fat from other markets

Used Cooking Oil	Export demand
Population
Number of restaurants in the vicinity of collection facilities and terminals which is dependent on population density
Eating habits, which can be impacted by the economy

Inedible Corn Oil	Implementation of inedible corn oil separation systems into existing and new ethanol facilities
Extraction system yield

Soybean Oil	Export demand
Weather conditions
Farmer planting decisions
Government policies and subsidies
Crop disease

During 2010, 91% of our feedstocks were comprised of inedible animal fats, used cooking oil and inedible corn oil while in 2007 we used 100% refined vegetable oil. We have increased the use of these feedstocks because they are lower cost than refined vegetable oils.

Historically, most biodiesel in the United States has been made from soybean oil. Soybean oil prices have fluctuated greatly, but have generally remained at historically high levels since early 2007 due to higher overall commodity prices. Over the period January 2006 to June 2011, soybean oil prices (based on daily closing nearby futures prices on the CBOT for crude soybean oil) have ranged from $0.21 per pound, or $1.58 per gallon, in January 2006 to $0.70 per pound, or $5.28 per gallon of biodiesel, in March 2008, assuming 7.5 pounds of soybean oil yields one gallon of biodiesel. The average closing price for soybean oil during 2010 was $0.42 per pound, or $3.16 per gallon of biodiesel, in 2010, compared to $0.25 per pound, or $1.88 per gallon of biodiesel, in 2006, $0.36 per pound, or $2.72 per gallon of biodiesel, in 2007 and $0.51 per pound, or $3.85 per gallon of biodiesel, in 2008, assuming 7.5 pounds of soybean oil yields one gallon of biodiesel.

Over the period from January 2008 to July 2011, the price of choice white grease, an inedible animal fat (based on daily closing nearby futures prices as reported by The Jacobsen for Missouri River delivery of choice white grease), have ranged from $0.0950 per pound, or $0.76 per gallon of biodiesel, in December 2008 to $0.5250 per pound, or $4.20 per gallon of biodiesel, in June 2011, assuming 8.0 pounds of choice white grease yields one gallon of biodiesel. The average closing price for choice white grease during 2010 was $0.29 per pound, or $2.34 per gallon of biodiesel, compared to $0.33 per pound, or $2.64 per gallon of biodiesel, in 2008, assuming 8.0 pounds of choice white grease yields one gallon of biodiesel.

The graph below illustrates the spread between the cost of producing one gallon of biodiesel made from soybean oil to the cost of producing one gallon of biodiesel made from a lower cost feedstock. The results were derived using assumed conversion factors for the yield of each feedstock and subtracting the cost of producing one gallon of biodiesel made from each respective lower cost feedstock from the cost of producing one gallon of biodiesel made from soybean oil.

*	Soybean oil (crude) prices are based on the monthly average of the daily closing sale price of the nearby soybean oil contract as reported by CBOT (Based on 7.5 pounds per gallon).
(1)	Used cooking oil prices are based on the monthly average of the daily low sales price of Missouri River yellow grease as reported by The Jacobsen (Based on 8.5 pounds per gallon).
(2)	Inedible corn oil prices are based on the monthly average of the daily market values delivered to Illinois as reported by The Jacobsen (Based on 8.2 pounds per gallon).
(3)	Choice white grease prices are based on the monthly average of the daily low prices of Missouri River choice white grease as reported by The Jacobsen (Based on 8.0 pounds per gallon).
(4)	Edible/tech tallow prices are based on the monthly average of the daily low sales prices of Missouri River edible/tech tallow as reported by The Jacobsen (Based on 7.6 pounds per gallon).

Our results of operations generally will benefit when the spread between biodiesel prices and feedstock prices widens and will be harmed when this spread narrows. The following graph shows feedstock cost data of choice white grease and soybean oil on a per gallon basis compared to the sale price data for biodiesel, and the spread between the two, from January 2008 to July 2011.

(1)	Biodiesel prices are based on the monthly average of the midpoint of the high and low prices of B100 (Upper Midwest) as reported by The Jacobsen.
(2)	Soybean oil (crude) prices are based on the monthly average of the daily closing sale price of the nearby soybean oil contract as reported by CBOT (Based on 7.5 pounds per gallon).
(3)	Choice white grease prices are based on the monthly average of the daily low price of Missouri River choice white grease as reported by The Jacobsen (Based on 8.0 pounds per gallon).
(4)	Spread between biodiesel price and choice white grease price.
(5)	Spread between biodiesel price and soybean oil (crude) price.

COMPONENTS OF REVENUES AND EXPENSES

We derive revenues in our Biodiesel segment from the following sources:

•	sales of biodiesel produced at our wholly-owned facilities, including transportation, storage and insurance costs to the extent paid for by our customers;

•	fees from toll manufacturing arrangements;

•	revenues from our sale of biodiesel produced by third parties through toll manufacturing arrangements with us;

•	resale of finished biodiesel and raw material feedstocks acquired from others;

•	sales of glycerin, other co-products of the biodiesel production process and RINs; and

•

incentive payments from federal and state governments, including the federal biodiesel blenders’ tax credit, which we receive directly when we sell our biodiesel blended with petroleum-based diesel, primarily as B99.9, a less than one percent petroleum-based diesel mix with biodiesel, rather than in pure form, or B100.

We derive revenues in our Services segment from the following sources:

•	fees received from operations management services that we provide for biodiesel production facilities, typically based on production rates and profitability of the managed facility; and

•	amounts received for services performed by us in our role as general contractor and construction manager for biodiesel production facilities.

Cost of goods sold for our Biodiesel segment includes:

•

with respect to our wholly-owned production facilities, expenses incurred for feedstocks, catalysts and other chemicals used in the production process, leases, utilities, depreciation, salaries and other indirect expenses related to the production process, and, when required by our customers, transportation, storage and insurance;

•

with respect to biodiesel acquired from third parties produced under toll manufacturing arrangements, expenses incurred for feedstocks, transportation, catalysts and other chemicals used in the production process and toll processing fees paid to the facility producing the biodiesel;

•

with respect to finished goods acquired from third parties, the purchase price of biodiesel on the spot market or under contract, and related expenses for transportation, storage, insurance, labor and other indirect expenses; and

•	changes during the applicable accounting period in the market value of derivative and hedging instruments, such as exchange traded contracts, related to feedstocks and commodity fuel products.

Cost of goods sold for our Services segment includes:

•

our facility management and operations activities, primarily salary expenses for the services of management employees for each facility and others who provide procurement, marketing and various administrative functions; and

•

our construction management services activities, primarily our payments to subcontractors constructing the production facility and providing the biodiesel processing equipment, and, to a much lesser extent, salaries and related expenses for our employees involved in the construction process.

Selling, general and administrative expense consists of expenses generally involving corporate overhead functions and operations at our Ames, Iowa headquarters.

Other income (expense), net is primarily comprised of the changes in fair value of the embedded derivative related to the Series A preferred stock conversion feature, changes in fair value of interest rate swap, interest expense, interest income, the impairment of investments we made in biodiesel plants owned by third parties and the changes in valuation of the Seneca Holdco, LLC liability associated with the put and call options on the equity interest in Landlord.

ACCOUNTING FOR INVESTMENTS

We use the equity method of accounting to account for the operating results of entities over which we have significant influence. Significant influence may be reflected by factors such as our ownership percentage, our significant operational influence due to our management of biodiesel operations at a third party owned facility and participation by one of our employees on the facility’s board of directors. Prior to our acquisition and as of June 30, 2011, we accounted for our approximately 9% ownership interest in SoyMor under the equity method due to our ownership interest, MOSA and board seat. In the past we used this method to account for our interests in other entities where we had a significant management roll under a MOSA and had board participation. One of our wholly-owned subsidiaries acquired substantially all of the assets of SoyMor in July 2011; therefore, in future periods we will no longer account for our interest under the equity method, instead we will consolidate our interest in SoyMor like all of our other wholly-owned subsidiaries in our consolidated financial statements. Until

January 1, 2011, we used the equity method of accounting to account for the operating results of Bell, LLC which owns our headquarters building. We own 50% of Bell, LLC and one of our employees is a member of the facility’s board of managers. Under the equity method, we recognized our proportionate share of the net income (loss) of each entity in the line item “Loss from equity investments.”

We use the cost method of accounting to account for our minority investment in three previously managed plants, East Fork Biodiesel, LLC, or EFB, Western Iowa Energy, LLC, or WIE, since May, 2010, and Western Dubuque Biodiesel, LLC, or WDB, since August 2010. Because we do not have the ability to influence the operating and financial decisions of EFB, WIE, or WDB, and do not maintain a position on the board of directors, the investment is accounted for using the cost method. Under the cost method, the initial investment is recorded at cost and assessed for impairment. There was $0.4 million impairment recorded during 2010, relating to the wind up and liquidation of EFB, which fully impaired the remaining investment. We have not recorded any impairment of our investments in WIE or WDB.

For additional information with regards to prior accounting treatment for now acquired investments including Blackhawk and CIE, please see “Note 5—Blackhawk,” “Note 6—Acquisitions and Equity Transactions” and “Note 7—Variable Interest Entities” to our audited consolidated financial statements.

In June 2009, the Financial Accounting Standards Board, or FASB, amended its guidance on accounting for variable interest entities, or VIEs. As of January 1, 2010, we evaluated each investment and determined we do not hold a controlling interest in any of our investments in third party owned plants that would empower us to direct the activities that most significantly impact economic performance. As a result, we are not the primary beneficiary and do not consolidate these VIE’s. See “Note 7—Variable Interest Entities” to our audited consolidated financial statements for more information.

On April 8, 2010, we determined that Landlord was a VIE and it was consolidated into our financial statements as we are the primary beneficiary. See “Note 6—Acquisitions and Equity Transactions” to our audited consolidated financial statements for a description of the transaction. We have a put/call option with Seneca Holdco, LLC to purchase Landlord and currently lease the plant for production of biodiesel, both of which represent a variable interest in Landlord that is significant to the VIE. Although we do not have an ownership interest in Seneca Holdco, LLC, it was determined that we are the primary beneficiary due to the related party nature of the entities involved, our ability to direct the activities that most significantly impact Landlord’s economic performance and the design of Landlord that ultimately gives us the majority of the benefit from the use of Landlord’s assets.

During 2007, we invested, through a wholly-owned subsidiary, in Bell, LLC, a VIE joint venture, whereby we own 50% of the outstanding units. Bell, LLC owns and leases to us its corporate office building located in Ames, Iowa, which we use as our corporate headquarters. We currently have the right to exercise a call option with the other joint venture member, Dayton Park, LLC, to purchase Bell, LLC; therefore, we have determined we are the primary beneficiary of Bell, LLC and have consolidated Bell, LLC into our financial statements in accordance with ASC Topic 810, Consolidation (ASC Topic 810). See “Note 7—Variable Interest Entities” to our audited consolidated financial statements for a description of the consolidation.

RISK MANAGEMENT

The profitability of the biodiesel production business largely depends on the spread between prices for feedstocks and for biodiesel fuel. We actively monitor changes in prices of these commodities and attempt to manage a portion of the risks of these price fluctuations. However, the extent to which we engage in risk management activities varies substantially from time to time, and from feedstock to feedstock, depending on market conditions and other factors. Adverse price movements for these commodities directly affect our operating results. As a result of our recent acquisitions, our exposure to these risks has increased. In making risk management decisions, we receive input from others with risk management expertise and utilize research conducted by outside firms to provide additional market information.

We manage feedstock supply risks related to biodiesel production in a number of ways, including, where available, through long-term supply contracts. For example, most of the feedstock requirements for our Ralston facility were supplied under a three-year agreement with West Central that expired on July 8, 2010. However, we continue to purchase under, and expect to renegotiate terms similar to, the expired agreement. The purchase price for soybean oil under this agreement is indexed to prevailing Chicago Board of Trade, or CBOT, soybean oil market prices with a negotiated market basis. We utilize futures contracts and options to hedge, or lock in, the cost of portions of our future soybean oil requirements generally for varying periods up to one year.

Inedible animal fat is the primary feedstock that we used to produce biodiesel in 2010. We have increased our use of inedible animal fat as a result of the tolling arrangements, as explained in “Critical Accounting Policies—Revenue recognition,” with plants with animal fat processing capabilities and our acquisitions of the Danville and Newton facilities. We utilize several varieties of inedible animal fat, such as beef tallow, choice white grease derived from pork and poultry fat. We manage inedible animal fat supply risks related to biodiesel production through supply contracts with inedible animal fat suppliers/producers. There is no established futures market for inedible animal fat. The purchase price for inedible animal fat is generally set on a negotiated flat price basis or spread to a prevailing market price reported by the United States Department of Agriculture price sheet. Our limited efforts to hedge against changing inedible animal fat prices have involved entering into futures contracts or options on other commodity products, such as soybean oil or heating oil. However, these products do not always experience the same price movements as animal fats, making risk management for these feedstocks challenging.

Our ability to mitigate our risk of falling biodiesel prices is limited. We have entered into forward contracts to supply biodiesel. However, pricing under these forward sales contracts generally has been indexed to prevailing market prices, as fixed price contracts for long periods on acceptable terms have generally not been available. There is no established market for biodiesel futures in the United States. Our efforts to hedge against falling biodiesel prices, which have been relatively limited to date, generally involve entering into futures contracts and options on other commodity products, such as diesel fuel and heating oil. However, these products do not always experience the same price movements as biodiesel.

Changes in the value of these futures or options instruments are recognized in current income or loss.

See “Critical Accounting Policies.”

CRITICAL ACCOUNTING POLICIES

Our discussion and analysis of our financial condition and results of operations is based upon our financial statements, which have been prepared in accordance with accounting principles generally accepted in the United States. The preparation of these financial statements requires us to make estimates and judgments that affect the reported amount of assets, liabilities, equities, revenues and expenses and related disclosure of contingent assets and liabilities. We evaluate our estimates on an ongoing basis. We base our estimates on historical experience and on various other assumptions that we believe to be reasonable under the circumstances, the results of which form the basis for judgments we make about the carrying values of assets and liabilities that are not readily apparent from other sources. Because these estimates can vary depending on the situation, actual results may differ from the estimates.

We believe the following critical accounting policies affect our more significant judgments used in the preparation of our consolidated financial statements:

Revenue recognition.

We recognize revenues from the following sources:

•

the sale of biodiesel, including RINs, biodiesel co-products and raw material feedstocks purchased by us or produced by us at owned manufacturing facilities, leased manufacturing facilities and manufacturing facilities with which we have tolling arrangements;

•	fees received under toll manufacturing agreements with third parties;

•	fees received from federal and state incentive programs for renewable fuels;

•	fees from construction, operations and project management; and

•	fees received for the marketing and sales of biodiesel produced by third parties.

Biodiesel sales and raw material feedstock revenues are recognized when there is persuasive evidence of an arrangement, delivery has occurred, the price has been fixed or is determinable and collectability can be reasonably assured.

We refer to agreements under which a biodiesel facility produces biodiesel for a third party using such third party’s feedstock as tolling arrangements. Generally, the party producing the biodiesel receives a per gallon fee. Fees received under toll manufacturing agreements with third parties are generally established as an agreed upon amount per gallon of biodiesel produced. The fees are recognized where there is persuasive evidence of an arrangement, delivery has occurred, the price has been fixed or is determinable and collectability can be reasonably assured.

Revenues associated with the governmental incentive programs are recognized when the amount to be received is determinable, collectability is reasonably assured and the sale of product giving rise to the incentive has been recognized. Our revenue from governmental incentive programs is comprised of amounts received from the blender’s tax credit. For a discussion of the blender’s tax credit, see the section entitled “Risk factors—Loss or reductions of tax incentives for biodiesel production or consumption would have a material adverse effect on our revenues and operating margins” and “—Factors Influencing Our Results of Operations—Governmental programs favoring biodiesel production and use.” We file a claim with the Internal Revenue Service for a refund of excise taxes in connection with the blender’s tax credit each week for gallons we have blended to B99.9 and sold during the prior week. During 2011, we have collected these claims in approximately 20 days on average from the time we file and we currently have no filed claims older than one month. Other than routine audits of these claims, we have had no denials or challenges of our claims and no issues with collectability.

Historically, we have provided consulting and construction services under turnkey contracts. These jobs require design and engineering effort for a specific customer purchasing a unique facility. We record revenues on these fixed-price contracts on the percentage of completion basis using the ratio of costs incurred to estimated total costs at completion as the measurement basis for progress toward completion and revenue recognition. The total contract price includes the original contract plus any executed change orders only when the amounts have been received or awarded.

Contract costs include all direct labor and benefits, materials unique to or installed in the project and subcontract costs. Contract accounting requires significant judgment relative to assessing risks, estimating contract costs and making related assumptions for schedule and technical issues. We routinely review estimates related to contracts and reflect revisions to profitability in earnings on a current basis. If a current estimate of total contract cost indicates an ultimate loss on a contract, we would recognize the projected loss in full when it is first determined. We recognize additional contract revenue related to claims when the claim is probable and legally enforceable.

Changes relating to executed change orders, job performance, construction efficiency, weather conditions and other factors affecting estimated profitability may result in revisions to costs and revenues and are recognized in the period in which the revisions are determined.

Billings in excess of costs and estimated earnings on uncompleted contracts represents amounts billed to customers prior to providing related construction services.

Fees for managing ongoing operations of third party plants, marketing biodiesel produced by third party plants and from other services are recognized as services are provided. We also have performance-based incentive agreements that are included as management service revenues. These performance incentives are recognized as revenues when the amount to be received is determinable and collectability is reasonably assured.

In the past, we have acted as a sales agent for certain third parties under our MOSAs, thus we recognized that biodiesel revenue on a net zero basis in accordance with ASC Topic 605-45, “Revenue Recognition”. We only included the fees earned under the MOSAs in revenue. Our third party MOSAs all either expired or were terminated during 2010.

Impairment of Long-Lived Assets and Certain Identifiable Intangibles. We review long-lived assets, including property, plant and equipment and definite-lived intangible assets, for impairment in accordance with ASC Topic 360-10, “Property, Plant, and Equipment.” Asset impairment charges are recorded for long-lived assets and intangible assets subject to amortization when events and circumstances indicate that such assets may be impaired and the undiscounted net cash flows estimated to be generated by those assets are less than their carrying amounts. If estimated future undiscounted cash flows are not sufficient to recover the carrying value of the assets, an impairment charge is recorded for the amount by which the carrying amount of the assets exceeds its fair value. Fair value is determined by management estimates using discounted cash flow calculations. The estimate of cash flows arising from the future use of the asset that are used in the impairment analysis requires judgment regarding what we would expect to recover from the future use of the asset.

Significant assumptions used by management in the gross cash flow analysis include the projected demand for biodiesel based on annual renewable fuel volume obligations under RFS2, our capacity to meet that demand, the market price of biodiesel and the cost of feedstock used in the manufacturing process. For facilities under construction, management’s estimates also include the capital expenditures necessary to complete construction of the plant. Changes in judgment that could significantly alter the calculation of the fair value or the recoverable amount of the asset may result from, but are not limited to, significant changes in the regulatory environment, the business climate, management’s plans, legal factors, commodity prices and the use of the asset or the physical condition of the asset.

During 2010, certain of our soybean oil supply agreements were cancelled. The original agreements were recorded as intangible assets in the amount of $7.0 million. As a result of the cancellations, the full amount was charged off as an impairment during the year ended December 31, 2010.

We also recorded an impairment on deferred financing cost related to Gulf Opportunity Zone, or GOZone, bonds available as part of Congress’ tax incentive program to help the Gulf Coast recover from Hurricane Katrina. We determined that it was not probable that the GOZone bonds allocation would be extended past the December 14, 2010 deadline or that the bonds would be issued prior to the deadline, and accordingly, we returned our allocation prior to the deadline. The amount of the impairment for the year ended December 31, 2010 was $0.3 million.

Total asset impairment charges of $7.5 million were recorded for the year ended December 31, 2010.

Goodwill asset valuation. While goodwill is not amortized, it is subject to periodic reviews for impairment. As required by ASC Topic 350, “Intangibles—Goodwill and Other,” we review the carrying value of goodwill for impairment annually on July 31 or when we believe impairment indicators exist. Goodwill is allocated and reviewed for impairment by reporting units. The Company’s reporting units consist of its two operating segments, the biodiesel operating segment and services operating segments. The analysis is based on a comparison of the carrying value of the reporting unit to its fair value, determined utilizing a discounted cash flow methodology. Additionally, we review the carrying value of goodwill whenever events or changes in business circumstances indicate that the carrying value of the assets may not be recoverable. Changes in estimates of future cash flows caused by items such as unforeseen events or sustained unfavorable changes in market conditions could negatively affect the fair value of the reporting unit’s goodwill asset and result in an impairment charge. The annual impairment test as of July 31, 2010 determined that the fair value at each of the reporting units exceeded its carrying value by significant margins. There has been no impairment of goodwill recorded in 2010, 2009, or 2008.

Income taxes. We recognize deferred taxes by the asset and liability method. Under this method, deferred income taxes are recognized for differences between the financial statement and tax bases of assets and liabilities at enacted statutory tax rates in effect for the years in which differences are expected to reverse. The effect on deferred taxes of a change in tax rates is recognized in income in the period that includes the enactment date. In addition, valuation allowances are established if necessary to reduce deferred tax assets to amounts expected to be realized.

On December 31, 2009, we determined that it is unlikely that our deferred tax assets will be fully realized in the future based on available evidence; therefore, a full valuation allowance was established against the assets. On a quarterly basis, any deferred tax assets are reviewed to determine the probability of realizing the assets. At December 31, 2010, we had net deferred income tax assets of approximately $39.2 million with a valuation allowance of $37.7 million, which resulted in a net deferred tax asset of $1.5 million and is offset by an accrued liability for uncertain tax benefits. We believe there is a reasonable basis in the tax law for all of the positions we take on the various federal and state tax returns we file. However, in recognition of the fact that various taxing authorities may not agree with our position on certain issues, we expect to establish and maintain tax reserves. As of December 31, 2010, we had a net deferred tax asset of $1.5 million relating to uncertain tax benefits.

Prior to the merger of our wholly-owned subsidiary with and into Blackhawk, or the Blackhawk Merger, Blackhawk was treated as a partnership for federal and state income tax purposes and generally did not incur income taxes. Instead, its earnings and losses were included in the income tax returns of its members. Therefore, no provision or liability for federal or state income taxes was included in our consolidated financial statements aside from our pro-rata share included on our Schedule K-1 determined based on our ownership interest for the year ending December 31, 2009 and the period ending February 26, 2010 prior to acquisition.

Consolidations. Prior to January 1, 2010, we consolidated Blackhawk according to the then existing requirements of ASC Topic 810, “Consolidations”, as it was determined that we were the primary beneficiary. We determined that we were the primary beneficiary as we held significant variable interests through which we received the majority of Blackhawk’s expected losses or the majority of its expected residual returns. Variable interests in Blackhawk held by us are the subordinated convertible note, membership units, guaranty of indebtedness of up to $1,500, warrants, MOSA, and the design-build agreement.

As a result of the consolidation, all accounts of Blackhawk have been included with our financial statements as of May 9, 2008, the date of the transaction. As required by ASC Topic 810 the assets, including cash of $2.2 million, and liabilities consolidated by us were recorded at their relative fair values.

On January 1, 2010, we deconsolidated Blackhawk as a result of adopting ASU No. 2009-17, as it was determined that we were no longer the primary beneficiary. Although the financial arrangements mentioned above resulted in us holding substantial variable interests in Blackhawk, Blackhawk did not give us the power to direct the activities that most significantly impact Blackhawk’s economic performance. Consequently, subsequent to adopting this accounting pronouncement, we deconsolidated Blackhawk. Upon deconsolidation, an equity investment in Blackhawk of $4.0 million and a subordinated convertible note receivable of $24.3 million were recognized at fair value using the option available under ASC Topic 825, Financial Instruments, and the previously consolidated amounts were removed from the consolidated balance sheet. The difference between the amounts recognized at fair value and the removal of the previously consolidated amounts was recorded to retained earnings (accumulated deficit).

As of June 30, 2010, we determined the acquisition price of Blackhawk and CIE. For the Blackhawk Merger and the acquisition of substantially all of the assets and liabilities of CIE pursuant to the CIE asset purchase agreement, the allocation of the recorded amounts of consideration transferred and the recognized amounts of the assets acquired and liabilities assumed are based on the final appraisals and evaluation and estimations of fair value as of the acquisition date. We determined the goodwill recorded was $44.2 million and $24.6 million for REG Danville and REG Newton, LLC, or REG Newton, respectively.

On April 8, 2010, we determined that Landlord was a VIE and consolidated it into our financial statements as we are the primary beneficiary (ASC Topic 810, “Consolidations”). We have a put/call option with Seneca Holdco, LLC to purchase Landlord and we currently lease the plant for production of biodiesel, both of which represent a variable interest in Landlord that are significant to the VIE. Although we do not have an ownership interest in Seneca Holdco, LLC, we determined that we are the primary beneficiary because the equity owners are our stockholders; our ability to direct the activities that most significantly impact Landlord’s economic performance; and the design of the leasing arrangement that ultimately gives us the majority of the benefit from the use of Landlord’s assets. We have elected the fair value option available under ASC Topic 825, “Financial Instruments” on the $4.0 million investment made by Seneca Holdco, LLC and the associated put and call options. Changes in the fair value after the date of the transaction are recorded in earnings. Those assets are owned by and those liabilities are obligations of Landlord, which we have consolidated as the primary beneficiary.

During 2007, we invested, through a wholly-owned subsidiary, in Bell, LLC, a VIE joint venture, whereby we own 50% of the outstanding units. Commencing January 1, 2011, we have the right to execute a call option with the joint venture member, Dayton Park, LLC, to purchase Bell, LLC; therefore, we determined we were the primary beneficiary of Bell, LLC and consolidated Bell, LLC into our financial statements in accordance with ASC Topic 810. See “Note 5—Variable Interest Entities” to our condensed consolidated financial statements for a description of the consolidation.

Valuation of Preferred Stock Embedded Derivatives. The terms of our Series A preferred stock provide for voluntary and, under certain circumstances, automatic conversion of the Series A preferred stock to common stock based on a prescribed formula. In addition, shares of Series A preferred stock are subject to redemption at the election of the holder beginning February 26, 2014. The redemption price is equal to the greater of (i) an amount equal to $13.75 per share of Series A preferred stock plus any and all accrued dividends, not exceeding $16.50 per share, and (ii) the fair market value of the Series A preferred stock. Under ASC Topic 815-40, we are required to bifurcate and account for as a separate liability certain derivatives embedded in our contractual obligations. An “embedded derivative” is a provision within a contract, or other instrument, that affects some or all of the cash flows or the value of that contract, similar to a derivative instrument. Essentially, the embedded terms contain all of the attributes of a free-standing derivative, such as an underlying market value, a notional amount or payment provision, and can be settled “net,” but the contract, in its entirety, does not meet the ASC Topic 815-40 definition of a derivative. For a description of the redemption and liquidation rights associated with Series A preferred stock, see “Note 4—Redeemable Preferred Stock” to our audited consolidated financial statements.

We have determined that the conversion feature of Series A preferred stock is an embedded derivative because the redemption feature allows the holder to redeem Series A preferred stock for cash at a price which can vary based on the fair market value of the Series A preferred stock, which effectively provides the holders of the Series A preferred stock with a mechanism to “net settle” the conversion option. Consequently, the embedded conversion option must be bifurcated and accounted for separately because the economic characteristics of this conversion option are not considered to be clearly and closely related to the economic characteristics of the Series A preferred stock, which is considered more akin to a debt instrument than equity.

Upon issuance of Series A preferred stock, we recorded a liability representing the estimated fair value of the right of preferred holders to receive the fair market value of the common stock issuable upon conversion of the Series A preferred stock on the redemption date. This liability is adjusted each quarter based on changes in the estimated fair value of such right, and a corresponding income or expense is recorded as Other Income in our statements of operations.

We use the option pricing method to value the embedded derivative. We use the Black-Scholes options pricing model to estimate the fair value of the conversion option embedded in the Series A preferred stock. The Black-Scholes options pricing model requires the development and use of highly subjective assumptions. These assumptions include the anticipated impact of this offering and the application of the proceeds therefrom, the expected volatility of the value of our equity, the expected conversion date, an appropriate risk-free interest rate, and the estimated fair value of our equity. The expected volatility of our equity is estimated based on the volatility of the value of the equity of publicly traded companies in a similar industry and general stage of development as us. The expected term of the conversion option is based on the period remaining until the contractually stipulated redemption date of February 26, 2014. The risk-free interest rate is based on the yield on United States Treasury STRIPs with a remaining term equal to the expected term of the conversion option. The development of the estimated fair value of our equity is discussed below in the “Valuation of the Company’s Equity.”

The significant assumptions utilized in our valuation of the embedded derivative are as follows:

	June 30, 2011	December 31, 2010	February 26, 2010	December 31, 2009	December 31, 2008	June 30, 2008
Expected volatility	40.00%	40.00%	40.00%	50.00%	55.00%	55.00%
Risk-free rate	4.10%	4.10%	4.40%	4.11%	4.39%	4.58%

The estimated fair values of the conversion feature embedded in the Series A preferred stock is recorded as a derivative liability. The derivative liability is adjusted to reflect fair value at each period end, with any increase or decrease in the fair value being recorded in results of operations as change in fair value of Series A preferred stock embedded derivative. The impact of the change in the value of the embedded derivative is not included in the determination of taxable income. For a discussion of the conversion of our Series A preferred stock, see the section entitled “Certain relationships and related party transactions—Recapitalization” in this prospectus.

Valuation of Seneca Holdco, LLC Liability. In connection with the agreements under which we lease the Seneca facility (See “Note 6—Acquisitions and Equity Transactions” to our audited consolidated financial statements), we have the option to purchase, or Call Option, and Seneca Holdco, LLC has the option to require us to purchase, or Put Option, the membership interest of Landlord whose assets consist primarily of a biodiesel plant located in Seneca, Illinois. Both the Put Option and the Call Option have a term of seven years and are exercisable by either party at a price based on a pre-defined formula. We have valued the amounts financed by Seneca Holdco, LLC, the Put Option and the Call Option using an option pricing model. The fair values of the Put Option and the Call Option were estimated using an option pricing model, and represent the probability weighted present value of the gain that is realized upon exercise of each option. The option pricing model requires the development and use of highly subjective assumptions. These assumptions include (i) the value of our equity, (ii) expectations regarding future changes in the value of our equity, (iii) expectations about the probability of either option being exercised, including the our ability to list our securities on an exchange or complete a public offering and (iv) an appropriate risk-free rate. We considered current public equity markets, relevant regulatory issues, biodiesel industry conditions and our position within the industry when estimating the probability that we will raise additional capital. Differences in the estimated probability and timing of this event may significantly impact the fair value assigned to the Seneca Holdco, LLC liability as we determined it is not likely that the Put Option will become exercisable in the absence of this event.

The significant assumptions utilized in our valuation of the Seneca Holdco, LLC liability are as follows:

	June 30, 2011	December 31, 2010	April 9, 2010
Expected volatility	50.00%	50.00%	50.00%
Risk-free rate	2.05%	2.45%	3.36%
Probability of IPO	75.00%	70.00%	60.00%

Preferred Stock Accretion. Beginning October 1, 2007, the date that we determined that there was a more than remote likelihood that our then outstanding preferred stock would become redeemable, we commenced accretion of the carrying value of the preferred stock over the period until the earliest redemption date, which was August 1, 2011, to the preferred stock’s redemption value, plus accrued but unpaid dividends using the effective interest method. This determination was based upon the current state of the public equity markets which restricted our ability to execute a qualified public offering, our historical operating results and the volatility in the biodiesel and renewable fuels industries which have resulted in lower projected profitability. Prior to October 1, 2007, we had determined that it was not probable that the preferred stock would become redeemable; therefore, the carrying value was not adjusted in accordance with ASC Topic 480-10-S99, “Classification and Measurement of Redeemable Securities.”

On February 26, 2010, after issuance of the Series A preferred stock, we determined that there was a more than remote likelihood that the Series A preferred stock would become redeemable and we commenced accretion of the carrying value of the Series A preferred stock over the period until the earliest redemption date (February 26, 2014) to the Series A preferred stock’s redemption value, plus dividends, using the effective interest method. This determination was based upon the state of the public equity markets at the time which restricted our ability to execute a qualified public offering, our historical operating results and the volatility in the biodiesel and renewable fuels industries.

Accretion of $27.2 million and $44.2 million for 2010 and 2009, respectively, has been recognized as a reduction to income available to common stockholders in accordance with paragraph 15 of ASC Topic 480-10-S99.

Valuation of the Company’s Equity. We considered three generally accepted valuation approaches to estimate the fair value of our aggregate equity: the income approach, the market approach and the cost approach. Ultimately, the estimated fair value of our aggregate equity is developed using the Income Approach—Discounted Cash Flow, or DCF, method. The value derived using this approach is supported by a variation of the Market Approach, specifically comparisons of the implied multiples derived using the DCF method to the multiples of various metrics calculated for guideline public companies.

Material underlying assumptions in the DCF analysis include the gallons produced and managed, gross margin per gallon, expected long-term growth rates and an appropriate discount rate. Gallons produced and managed as well as the gross margin per gallon were determined based on historical and forward-looking market data.

The discount rate used in the DCF analysis is based on macroeconomic, industry and company-specific factors and reflects the perceived degree of risk associated with realizing the projected cash flows. The selected discount rate represents the weighted average rate of return that a market participant investor would require on an investment in our debt and equity. The percent of total capital assumed to be comprised of debt and equity when developing the weighted average cost of capital was based on a review of the capital structures of our publicly traded industry peers. The cost of debt was estimated utilizing the adjusted average 20-Year B-rated corporate bond rate during the previous 12 months representing a reasonable market participant rate based on our publicly traded industry peers. Our cost of equity was estimated utilizing the capital asset pricing model, which develops an estimated market rate of return based on the appropriate risk-free rate adjusted for the risk of the industry relative to the market as a whole, an equity risk premium and a company specific risk premium. The risk premiums included in the discount rate were based on historical and forward looking market data.

Discount rates utilized in our DCF model are as follows:

	June 30, 2011	December 31, 2010	February 26, 2010	December 31, 2009	December 31, 2008	June 30, 2008
Discount rate	19.50%	16.00%	15.00%	13.00%	15.00%	13.50%

Valuations derived from this model are subject to ongoing internal and external verification and review. Selection of inputs involves management’s judgment and may impact net income. This analysis is done on a regular basis and takes into account factors that have changed from the time of the last common stock issuance. Other factors affecting our assessment of price include recent purchases or sales of common stock, if available.

RESULTS OF OPERATIONS

Three and six months ended June 30, 2011 and June 30, 2010

Set forth below is a summary of certain unaudited financial information (in thousands) for the periods indicated:

	Three Mont	Three Mont	Three Mont	Three Mont
	Three Months Ended June 30,		Six Months Ended June 30,
	2011	2010	2011	2010
Revenues
Biodiesel	$184,347	$46,169	$284,421	$79,144
Biodiesel government incentives	11,926	22	16,266	3,674

Total biodiesel	196,273	46,191	300,687	82,818
Services	39	146	60	1,008

Total	196,312	46,337	300,747	83,826
Costs of goods sold
Biodiesel	165,895	41,125	262,084	75,949
Services	24	118	42	533

Total	165,919	41,243	262,126	76,482

Gross profit	30,393	5,094	38,621	7,344
Selling, general and administrative expenses	7,812	5,731	14,090	10,817
Impairment of assets	—	—	—	141

Income (loss) from operations	22,581	(637)	24,531	(3,614)
Other income (expense), net	(23,446)	3,011	(21,596)	2,956
Income tax benefit (expense)	—	(2,600)	—	3,728
Loss from equity investments	(83)	(166)	(148)	(381)

Net income attributable to REG	(948)	(392)	2,787	2,689
Effects of recapitalization	—	—	—	8,521
Accretion of preferred stock to redemption value	(6,180)	(5,178)	(12,076)	(16,246)
Undistributed dividends allocated to preferred stockholders	(3,185)	(2,926)	(6,246)	(4,073)

Net income (loss) attributable to the Company’s common stockholders	$(10,313)	$(8,496)	$(15,535)	$(9,109)

Revenues. Our total revenues increased $150.0 million, or 324%, and $216.9 million, or 259%, to $196.3 million and $300.7 million for the three and six months ended June 30, 2011, respectively, from $46.3 million and $83.8 million for the three and six months ended June 30, 2010, respectively. This increase was due to an increase in biodiesel revenues as follows:

Biodiesel. Biodiesel revenues including government incentives increased $150.1 million, or 325%, and $217.9 million, or 263%, to $196.3 million and $300.7 million during the three and six months ended June 30, 2011, respectively, from $46.2 million and $82.8 million for the three and six months ended

June 30, 2010, respectively. This increase in biodiesel revenues was due to an increase in both gallons sold and selling price. Due to higher RIN and energy prices in the first half of 2011, our average B100 sales price per gallon increased $1.96, or 61%, and $1.74, or 55%, to $5.19 and $4.88 during the three and six months ended June 30, 2011, respectively, compared to $3.23 and $3.14 during the three and six months ended June 30, 2010, respectively. The increase in sale price from the first half of 2010 to the first half of 2011 contributed to a $40 million revenue increase when applied to the number of gallons sold during the first six months of 2010. Gallons sold, excluding tolled gallons, increased 22.7 million, or 177%, and 32.6 million, or 142%, to 35.5 million and 55.6 million during the three and six months ended June 30, 2011, respectively, compared to 12.8 million and 23.0 million during the three and six months ended June 30, 2010, respectively. The increase in gallons for the six months ended June 30, 2011 accounted for a revenue increase of $159.1 million using pricing for the first six months of 2011. We tolled 2.5 million gallons and 5.4 million gallons at our Houston facility for the six months ended June 30, 2011 and 2010, respectively, which are included in the total gallons sold reported above. This increase in gallons sold reflects significantly stronger market demand primarily as a result of RFS2. In response to this demand our Newton, Danville and Seneca facilities produced biodiesel through the entire first half of 2011.

Services. Services revenues decreased $0.1 million, or 73%, and $0.9 million, or 94%, to $0 million and $0.1 million for the three and six months ended June 30, 2011, respectively, from $0.1 million and $1.0 million for the three and six months ended June 30, 2010, respectively. This decrease was due to our decision to cancel our remaining MOSAs during 2010.

Costs of goods sold. Our cost of goods sold increased $124.7 million, or 302%, and $185.6 million, or 243%, to $165.9 million and $262.1 million for the three and six months ended June 30, 2011, respectively, from $41.2 million and $76.5 million for the three and six months ended June 30, 2010, respectively. This increase was primarily due to costs associated with the increase in gallons sold in the 2011 period and as follows:

Biodiesel. Biodiesel cost of goods sold increased $124.8 million, or 303%, and $186.1 million, or 245%, to $165.9 million and $262.1 million for the three and six months ended June 30, 2011, respectively, compared to $41.1 million and $75.9 million for the three and six months ended June 30, 2010, respectively. The increase in biodiesel cost of goods sold is primarily the result of the additional gallons sold in the 2011 period as discussed above and an increase in average feedstock prices. Average inedible animal fat costs for the three and six months ended June 30, 2011 were $0.48 and $0.45 per pound, respectively, compared to $0.29 and $0.28 per pound for the three and six months ended June 30, 2010, respectively. Soybean oil costs for the three and six months ended June 30, 2011 were $0.58 and $0.57 per pound, respectively, and were $0.35 and $0.36 per pound for the three and six months ended June 30, 2010, respectively. We had gains of $1.7 million and losses of $2.1 million from hedging activity in the three and six months ended June 30, 2011, respectively, compared to gains of $0.7 million and $0.5 million from hedging arrangements in the three and six months ended June 30, 2010, respectively.

Services. Costs of services decreased $0.1 million and $0.5 million to $0 million for the three and six months ended June 30, 2011, respectively, from $0.1 million and $0.5 million for the three and six months ended June 30, 2010, respectively. Costs incurred to perform services under the MOSAs decreased due to our decision to cancel the MOSAs during 2010.

Selling, general and administrative expenses. Our selling, general and administrative, or SG&A, expenses were $7.8 million and $14.1 million for the three and six months ended June 30, 2011, respectively, compared to $5.7 million and $10.8 million for the three and six months ended June 30, 2010. SG&A expenses increased $2.1 million, or 37%, and $3.3 million, or 31%, for the three and six months ended June 30, 2011, respectively. The increase was primarily related to the additional non-cash stock compensation expense of $1.0 million and $2.0 million for the three and six months ended June 30, 2011, respectively, compared to less than $0.1 million for each of the three and six months ended June 30, 2010. Additionally, depreciation expense increased $0.2 million, the provision for bad debt expense increased $0.6 million and insurance expense increased approximately $0.2 million, or an aggregate of $1.0 million, in the first six months of 2011 when compared to the same period for 2010.

Other income (expense), net. Other expense was $23.4 million and $21.6 million for the three and six months ended June 30, 2011 and other income was $3.0 million for each of the three and six months ended June 30, 2010. Other income is primarily comprised of the changes in fair value of the Series A preferred stock conversion feature embedded derivative, changes in fair value of Seneca Holdco, LLC liability, interest expense, interest income and the other non-operating items. The change in fair value of the Series A preferred stock conversion feature embedded derivative resulted in $19.6 million and $17.1 million of expense for the three and six months ended June 30, 2011, respectively, and $5.0 million for the three and six months ended June 30, 2010, respectively. The change in fair value of the Seneca Holdco, LLC liability was $2.3 million and $1.5 million of expense for the three and six months ended June 30, 2011, respectively, and was $0.4 million of expense for each of the three and six months ended June 30, 2010. Interest expense increased $0.4 million and $1.7 million for the three and six months ended June 30, 2011, respectively, from $1.4 million and $1.7 million for the three and six months ended June 30, 2010, respectively. This increase was primarily attributable to the debt related to the consolidation of Landlord during 2010.

Income tax benefit (expense). There was no income tax benefit for the first half of 2011, compared to an income tax expense of $2.6 million and income tax benefit of $3.7 million for the three and six months ended June 30, 2010. Deferred tax liabilities were recorded as a result of the Blackhawk Merger and CIE Asset Acquisition. As the deferred tax liabilities were recorded, the resulting decrease in net deferred tax assets required a lower valuation allowance. The income tax expense for the three months ended June 30, 2010 results from the finalization of the Blackhawk and CIE purchase accounting. The release of the associated valuation allowance resulted in an income tax benefit for the six months ended June 30, 2010.

Loss from equity investments. Loss from equity investments was $0.1 million and $0.4 million for the first half of 2011 and 2010, respectively, due to lower levels of overall production at equity method investees that were generating gross losses during the first half of 2010 and the change of investments from equity method to cost method during the last half of 2010.

Effects of Biofuels Merger Recapitalization. In February 2010, we acquired REG Biofuels, Inc., our accounting predecessor, which transaction we refer to as the Biofuels Merger. Due to the Biofuels Merger, we recorded the effects from recapitalization of $8.5 million. To account for the exchange of one series of preferred shares for the newly issued series of preferred shares, we compared the fair value of the preferred shares issued to the carrying amount of the preferred and common shares that were redeemed. The excess of the carrying amount of preferred and common shares that were redeemed over the fair value of the preferred shares that were issued was recorded as an increase to additional paid-in capital and was added to net earnings available to common shareholders.

Preferred stock accretion. Preferred stock accretion was $6.2 million and $12.1 million for the three and six months ended June 30, 2011, respectively, compared to $5.2 and $16.2 million for the three and six months ended June 30, 2010, respectively. During the first quarter of 2010, we accreted two months of the previously issued Seneca Holdco, LLC preferred stock (redemption date of August 1, 2011) and one month of newly issued Series A preferred stock (redemption date February 26, 2014). Monthly accretion expense decreased after the Biofuels Merger in 2010 as a result of the new redemption amount and redemption date of our Series A preferred stock.

Undistributed dividends. Undistributed dividends were $3.2 million and $6.2 million for the three and six months ended June 30, 2011, respectively, compared to $2.9 million and $4.1 million for the three and six months ended June 30, 2010, respectively. During the first quarter of 2010, we accrued dividends on the previously issued Seneca Holdco, LLC preferred stock prior to the Biofuels Merger on February 26, 2010. All prior undistributed dividends were cancelled as part of the merger agreement.

Fiscal year ended December 31, 2010 and fiscal year ended December 31, 2009

Set forth below is a summary of certain financial information (in thousands) for the periods indicated:

	Twelve Months Ended December 31,
	2010	2009
Revenues
Biodiesel	$207,902	$109,027
Biodiesel government incentives	7,240	19,465

Total biodiesel	215,142	128,492
Services	1,313	3,009

Total	216,455	131,501

Cost of goods sold
Biodiesel	194,016	127,373
Services	807	1,177

Total	194,823	128,550

Gross profit	21,632	2,951
Selling, general and administrative expenses	22,187	25,565
Gain on sale of assets—related party	—	(2,254)
Impairment of assets	7,494	833

Loss from operations	(8,049)	(21,193)
Other income (expense)	(16,102)	(1,364)
Income tax benefit (expense)	3,252	(45,212)
Loss from equity investments	(689)	(1,089)

Net loss	(21,588)	(68,858)
Net loss attributable to non-controlling interests	—	7,953

Net loss attributable to REG	(21,588)	(60,905)
Effects of recapitalization	8,521	—
Accretion of preferred stock to redemption value	(27,239)	(44,181)

Net loss attributable to the company’s common stockholders	$(40,306)	$(105,086)

During 2009, Blackhawk was consolidated in our financial results. During first quarter 2010, Blackhawk was excluded from our financial results until the date of the Blackhawk Merger, February 26, 2010. After February 26, 2010, Blackhawk was included in our financial results. See “Note 5—Blackhawk” and “Note 7—Variable Interest Entities” in our audited consolidated financial statements for additional information relating to the Blackhawk consolidation.

Revenues. Our total revenues increased $85.0 million, or 65%, to $216.5 million in 2010, from $131.5 million in 2009. This increase was due to an increase in biodiesel revenues, offset by a small decrease in services revenues, as follows:

Biodiesel. Biodiesel revenues including government incentives increased $86.6 million, or 67%, to $215.1 million during the year ended December 31, 2010, from $128.5 million for the year ended December 31, 2009. This increase in biodiesel revenues was due to an increase in both average selling price and gallons sold. As a result of higher energy prices during 2010, the average sales price per gallon increased $0.57, or 22%, to $3.16, compared to $2.59 during 2009. The increase in sale price from 2009 to 2010 contributed to a $25.4 million revenue increase when applied to the number of 2009 gallons sold. Total gallons sold increased 34% to 59.5 million gallons during 2010 from 44.5 million gallons during 2009. The increase in gallons sold was primarily the result of additional demand. At 2010 pricing, the additional gallons sold in

2010 represented $47.4 million in additional revenues. We produced and sold 54.1 million gallons at our owned or leased facilities during 2010; compared to 41.5 million gallons at our owned or tolling facilities during 2009, which represents an increase of 12.6 million gallons, or 30.4%. We also purchased 5.4 million gallons of third party product in 2010 and 3.0 million gallons in 2009. During 2010 under a tolling arrangement, our Houston facility shipped 8.2 million gallons compared to 14.0 million gallons during 2009. For a description of “tolling arrangements,” see “—Critical Accounting Policies—Revenue Recognition.” As a result of these shipments, we earned toll fee revenues $3.8 million during 2010, and $5.6 million during 2009. We had biodiesel government incentives revenue of $3.6 million during fourth quarter 2010 due to the reenactment of the blenders’ tax credit on December 17, 2010. We expect to continue to increase production based on anticipated additional demand for our product as a result of the implementation of RFS2.

Services. Services revenues decreased $1.7 million, or 57%, to $1.3 million for the year ended December 31, 2010, from $3.0 million for the year ended December 31, 2009. Our revenues generated from management services decreased during 2010 due to decreased production at the third party plants driven by the expiration of the blenders’ tax credit and due to the termination of the MOSA arrangements.

Cost of goods sold. Our cost of goods sold increased $66.2 million, or 51%, to $194.8 million for the year ended December 31, 2010, from $128.6 million for the year ended December 31, 2009. This increase was primarily due to costs associated with the increase in gallons sold in the 2010 period as follows:

Biodiesel. Biodiesel cost of goods sold increased $66.6 million, or 52%, to $194.0 million for the year ended December 31, 2010, compared to $127.4 million for the year ended December 31, 2009. The increase in cost of goods sold is primarily the result of additional gallons sold in the 2010 period as outlined above and an increase in feedstock prices. Average animal fat costs for 2010 and 2009 were $0.30 and $0.24 per pound, respectively. Average soybean oil costs for 2010 and 2009 were $0.38 and $0.33 per pound, respectively. We had losses of $1.2 million from hedging activity during 2010, compared to a loss of $1.1 million from hedging activities in 2009. Hedge gains and losses are generally offset by other corresponding changes in gross margin through changes in either biodiesel sales price and/or feedstock price.

Services. Cost of services decreased $0.4 million, or 33%, to $0.8 million for the year ended December 31, 2010, from $1.2 million for the year ended December 31, 2009. We had limited construction activity during 2010 and minimal associated costs. Costs incurred to perform services under the MOSAs decreased due to reduced employee costs stemming from the termination of our MOSAs during 2010.

Selling, general and administrative expenses. Our SG&A expenses were $22.2 million for the year ended December 31, 2010, compared to $25.6 million for the year ended December 31, 2009. The decrease was primarily due to our 2009 expenses including the consolidation of Blackhawk SG&A expenses, which although still included in expenses during 2010, have been greatly reduced due to the completion of the Blackhawk Merger and start up of the facility. SG&A was further reduced by other cost cutting measures undertaken by management during 2010, which reduced wages by $1.4 million and reduced information technology expenses by $0.6 million during 2010.

Gain on sale of assets—related party. In July 2009, we sold our Stockton, California terminal facility to Westway Feed Products, Inc., or Westway, for $3.0 million in cash. We recognized a gain on the sale of this asset of $2.3 million. We had no similar sales in 2010.

Impairment of Long Lived and Intangible Assets. During 2010, the raw material supply agreements for the New Orleans and Emporia facilities were cancelled. The original agreements were recorded as an intangible asset in the amount of $7.0 million. As a result of the cancellations the full amount was charged off during the three months ended December 31, 2010. We also impaired deferred financing costs related to the New Orleans project because we determined that it was unlikely that the previously contemplated Gulf Opportunity Zone bond financing, available as part of Congress’ tax incentive program to help the Gulf Coast recover from Hurricane Katrina, would be completed prior to the deadline. The amount of the impairment for 2010 was $0.3 million.

Other income (expense), net. Other expense was $16.1 million for the year ended December 31, 2010 and $1.4 million during the year ended December 31, 2009. Other income and expense is primarily comprised of the changes in fair value of the Series A preferred stock conversion feature embedded derivative, changes in fair value of the Seneca Holdco, LLC liability, interest expense, interest income, and the other non-operating items. The change in fair value of the Series A preferred stock conversion feature embedded derivative resulted in $8.2 million expense for year ended December 31, 2010, compared $2.3 million expense for the year ended December 31, 2009. The change in the fair value of the Seneca Holdco, LLC liability for the year ending December 31, 2010, was an expense of $4.2 million. Interest expense increased $2.5 million to $4.9 million for the year ended December 31, 2010, from $2.4 million for the year ended December 31, 2009. This increase was primarily attributable to the Seneca Transaction during the second quarter of 2010, the $49.4 million of debt assumed in connection with the Blackhawk Merger and the CIE Asset Acquisition during the first quarter of 2010. Other income and expense during 2009 included $1.4 million of miscellaneous income from the release of an escrow related to our Stockton terminal facility that occurred in the first half of 2009 and grant income of $1.0 million. In addition, during 2010 we fully wrote off our investment in East Fork Biodiesel, LLC for an additional expense of $0.4 million.

Income tax benefit (expense). We recorded income tax expense for the year ended December 31, 2009 due to the full valuation allowance against the income tax expense. Income tax benefit was $3.3 million for the year ending December 31, 2010, compared to income tax expense of $45.2 million for the year ended December 31, 2009. Deferred tax liabilities were recorded as a result of the Blackhawk Merger and CIE Asset Purchase. As the deferred tax liabilities were recorded, the resulting decrease in net deferred tax assets required a lower valuation allowance. The release of the associated valuation allowance resulted in an income tax benefit. The income tax expense for the year ended December 31, 2009 was the result of our recording a full valuation allowance for our deferred tax assets.

Loss from equity investments. Loss from equity investments was $0.7 million for the year ended December 31, 2010 and $1.1 million for the year ended December 31, 2009.

Non-controlling interest. Net benefit from the removal of non-controlling interests was $8.0 million for the year ended December 31, 2009, resulting from the consolidation of Blackhawk in 2009. In 2010, there was no income or loss from non-controlling interest due to our acquisition of Blackhawk.

Effects of Biofuels Merger Recapitalization. We recorded the effects from recapitalization of $8.5 million resulting from the Biofuels Merger in 2010. To account for the exchange of the then-existing series of preferred shares for the newly issued series of preferred shares, we compared the fair value of the preferred shares issued to the carrying amount of the preferred and common shares that were redeemed. The excess of the carrying amount of preferred and common shares that were redeemed over the fair value of the preferred shares that were issued was recorded as an increase to additional paid-in capital and was added to net earnings available to common shareholders.

Preferred stock accretion. Preferred stock accretion was $27.2 million for the year ended December 31, 2010, compared to $44.2 million for the year ended December 31, 2009. The accretion amount increases as the redemption date becomes closer due to the use of the effective interest rate method. Accretion during 2009 was higher based on the previous redemption date of August 1, 2011. During 2010, we accreted two months of the previously issued REG Biofuels, Inc. preferred stock (redemption date of August 1, 2011) and ten months of newly issued Series A preferred stock (redemption date February 26, 2014). Monthly accretion expense decreased after issuance of our new Series A preferred stock as a result of the new redemption amount and redemption date.

Fiscal year ended December 31, 2009 and fiscal year ended December 31, 2008

Set forth below is a summary of certain financial information (in thousands) for the periods indicated:

	Twelve Months Ended December 31,
	2009	2008
Revenues
Biodiesel	$109,027	$69,509
Biodiesel government incentives	19,465	6,564

Total biodiesel	128,492	76,073
Services	3,009	9,379

Total	131,501	85,452

Cost of goods sold
Biodiesel	127,373	78,736
Services	1,177	4,470

Total	128,550	83,206

Gross profit	2,951	2,246
Selling, general and administrative expenses	25,565	24,048
Gain on sale of assets—related party	(2,254)	—
Impairment of assets	833	160

Loss from operations	(21,193)	(21,962)
Other income (expense)	(1,364)	(2,318)
Income tax benefit (expense)	(45,212)	9,414
Loss from equity investments	(1,089)	(1,013)

Net loss	(68,858)	(15,879)
Net loss attributable to non-controlling interests	7,953	2,788

Net loss attributable to REG	(60,905)	(13,091)
Less—accretion of preferred stock to redemption value	(44,181)	(26,692)

Net loss attributable to the Company’s common stockholders	$(105,086)	(39,783)

During 2008 and 2009, Blackhawk was consolidated in our financial results.

Revenues. Our total revenues increased $46.0 million, or 54%, to $131.5 million for the year ended December 31, 2009 from $85.5 million for the year ended December 31, 2008. This increase was due to an increase in revenues from the Biodiesel segment and a decrease in revenues from the Services segment, as follows:

Biodiesel. Biodiesel revenues including government incentives increased $52.4 million, or 69%, to $128.5 million for the year ended December 31, 2009 from $76.1 million for the year ended December 31, 2008. This increase in biodiesel revenue was primarily due to an increase in gallons sold. Gallons sold increased 253% from 12.6 million gallons during 2008 to 44.5 million gallons during 2009, excluding gallons tolled at our Houston facility. At 2009 pricing levels, the increase in gallons from 2008 to 2009 accounted for a revenue increase of $82.6 million. The increase in gallons sold is primarily the result of finished biodiesel produced by CIE and Blackhawk for us under tolling arrangements of 23.7 million gallons during 2009. For a description of “tolling arrangements”, see “Critical Accounting Policies—Revenue Recognition.” Our acquisition of the Houston facility in June 2008 resulted in 6.0 million gallons of production for our account during 2009, compared to zero gallons during 2008. The overall increase in gallons sold was partially offset by a reduction in our average B100 sales price from $4.46 in 2008 to $2.59 in 2009, reflecting lower market pricing. The decrease in sale price from 2008 to 2009 contributed to a $23.6 million revenue decrease when applied to 2008 gallons sold. Under the Houston facility’s tolling arrangement we produced 14.0 million gallons, during 2009, at our Houston facility compared to 8.8 million gallons during the same period of 2008. As a result of this production, revenues include an average toll fee of $0.40 per gallon.

Services. Services revenues decreased $6.4 million, or 68%, to $3.0 million for the year ended December 31, 2009 from $9.4 million for the year ended December 31, 2008 almost entirely as a result of lower construction management services revenues due to decreased construction activity. The consolidation of Blackhawk as of May 9, 2008 resulted in the elimination for financial reporting purposes of all construction revenue related to the Blackhawk construction project, which, prior to the elimination represented substantially all of our construction revenues in 2009. In the first nine months of 2008, REG recognized $2.5 million of revenue from construction services including completion activities related to one other facility. Revenues generated from management services we provided to third party owned facilities were $1.6 million for the year ended December 31, 2009, compared to $3.7 million for the year ended December 31, 2008. This decrease was due to decreased production at the third party plants driven by the narrowing of the spread between feedstock and biodiesel prices.

Cost of goods sold. Our cost of goods sold increased $45.4 million, or 55%, to $128.6 million for the year ended December 31, 2009 from $83.2 million for the year ended December 31, 2008. This increase is due to an increase in cost of goods sold in the Biodiesel segment, partially offset by lower cost of services, as follows:

Biodiesel. Biodiesel costs of goods sold increased $48.7 million, or 62%, to $127.4 million for the year ended December 31, 2009 from $78.7 million for the year ended December 31, 2008. The increase in cost of goods sold is primarily the result of additional gallons sold in the 2009 periods as outlined above. Cost of goods during 2009 includes $59.4 million of cost of goods for 23.7 million gallons produced through tolling arrangements with others. Increases in gallons were offset mostly by average feedstock price reductions. Average feedstock cost for the year ended December 31, 2008 was $0.48 per pound, reflecting high soybean oil prices as we did not process a significant amount of animal fat in 2008. Average feedstock cost for the year ended December 31, 2009 was $0.33 per pound for soybean oil, which represents an approximate 31% cost reduction for soybean oil compared to 2008. The remaining feedstock cost reduction was due to use of inedible animal fat under the tolling arrangements during 2009, which is generally a lower cost feedstock. Average inedible animal fat cost during 2009 was $0.24 per pound. Risk management gains and losses, which offset costs of goods sold, were approximately $1.1 million of losses for 2009, compared to $0.4 million of gains for 2008. Hedge gains and losses are generally offset by other corresponding changes in gross margin through changes in either biodiesel sales price and/or feedstock price.

Services. Cost of services decreased $3.3 million, or 73%, to $1.2 million for the year ended December 31, 2009 from $4.5 million for the year ended December 31, 2008. The decrease in cost of services revenue was attributable to decreased construction activity in 2009. Costs incurred to perform services under the MOSAs were consistent for both periods as we provided services to the same number of third party facilities in each period.

Selling, general and administrative expenses. Our SG&A expense increased $1.6 million, or 7%, to $25.6 million for the year ended December 31, 2009 from $24.0 million for the year ended December 31, 2008. The increase was attributable to a $4.3 million increase in professional expenses for the year ending December 31, 2009 compared to year ending December 31, 2008. This increase is almost entirely related to the consolidation transactions during 2009. Costs also increased due to the inclusion of $2.8 million in expenses relating to Blackhawk in 2009 compared to $1.3 million during 2008. Also, during the first quarter of 2009, we collected a doubtful receivable account which was accounted for as a $1.5 million decrease to SG&A expenses.

Gain on sale of assets—related party. In July 2009, we sold the Stockton terminal facility to Westway for $3.0 million in cash. We recognized a gain on the sale of this asset of $2.3 million. We had no similar sale in 2008.

Impairment of Long Lived and Intangible Assets. Impairment of long lived assets increased $0.6 million, to $0.8 million for the year ended December 31, 2009 from $0.2 million for the year ended December 31, 2008. The $0.8 million impairment in 2009 related to a write off of construction inventory. The $0.2 million impairment in 2008 related to a partial write off of abandoned capital assets.

Other income (expense), net. Other income and expense was $1.4 million of expense for the year ended December 31, 2009 and $2.3 million of expense for the year ended December 31, 2008. Other expense is primarily comprised of the changes in fair value of the preferred stock conversion feature embedded derivative, interest expense, interest income, and the other non-operating items. The change in fair value of the preferred stock conversion feature embedded derivative resulted in expense of $2.3 million for the year ending December 31, 2009, compared to income of $2.1 million for the year ending December 31, 2008. The expense was recorded as a result of a net increase in the fair market value of our common stock. The change in fair value of interest rate swap recognized a gain of $0.4 million for the year ended December 31, 2009 and a loss of $1.4 million for the year ended December 31, 2008 as a result of the consolidation of Blackhawk into our financial statements. Interest expense increased $0.5 million, to $2.4 million for the year ended December 31, 2009 from $1.9 million for the year ended December 31, 2008. This increase was primarily attributable to new debt of $1.8 million for 2009 and interest paid to TSW, LLC during 2009 and the consolidation of Blackhawk into our financial statements, which accounted for $0.2 million in interest expense for 2008. We incurred impairment of investments of $0.2 million for the year ended December 31, 2009 versus $1.4 million for the year ended December 31, 2008 related to a write down of our investment in East Fork Biodiesel, LLC. Other income during 2009 included $1.4 million of miscellaneous income relating to release of an escrow related to REG’s Stockton terminal facility that occurred in the first quarter and $1.0 million of grant income.

Income tax (expense) benefit. Income tax expense was $45.2 million for the year ended December 31, 2009 compared to an income tax benefit of $9.4 million for the year ended December 31, 2008. The expense was a result of our conclusion as of December 31, 2009 that we were required to establish a valuation allowance for the entire amount of the net deferred tax assets since evidence was not available to prove that it was more likely than not that we would be able to realize these assets.

Loss from equity investments. Loss from equity investments was $1.1 million for the year ended December 31, 2009 compared to a loss of $1.0 million for the year ended December 31, 2008. The loss from equity investments was primarily attributable to losses sustained by partially owned facilities.

Non-controlling interest. Non-controlling interest was $8.0 million for the year ended December 31, 2009 compared to a loss of $2.8 million for the year ended December 31, 2008. The increase in non-controlling interest was primarily attributable to the losses sustained by Blackhawk which were consolidated.

Preferred stock accretion. Preferred stock accretion was $44.2 million for the year ended December 31, 2009, compared to $26.7 million for the year ended December 31, 2008. Accretion of preferred stock to redemption value increased during 2009 due to the full year impact of issuances of preferred stock during 2008, as well as the impact of using the effective interest rate method. As the redemption date becomes closer, the accretion amount increases.

LIQUIDITY AND CAPITAL RESOURCES

Sources of liquidity. Since inception, a significant portion of our operations have been financed through the sale of our capital stock. From August 1, 2006 through June 30, 2011, we received cash proceeds of $132.2 million from private sales of preferred stock and common stock. Based on available funds, current plans and business conditions, we believe that our available cash, amounts available under our credit agreement and amounts expected to be generated from future operations will be sufficient to meet our cash requirements for at least the next twelve months. At June 30, 2011 and December 31, 2010, we had cash and cash equivalents of $9.1 million and $4.3 million, respectively. At June 30, 2011, we had total assets of $403.9 million, compared to total assets of $369.6 million at December 31, 2010. At June 30, 2011, we had debt of $99.9 million, compared to debt of $96.1 million at December 31, 2010. In addition, in August 2011, REG Albert Lea borrowed and we guaranteed $10.0 million of debt that will be used for working capital at our Albert Lea facility. This REG Albert Lea debt matures in December 2011.

Our borrowings (in millions) are as follows:

	June 30, 2011	December 31, 2010
Revolving lines of credit	$10.6	$9.5
REG Danville term loan	22.8	23.6
REG Newton term loan	23.3	23.6
Other	2.3	3.1

Total notes payable	$59.0	$59.8

Seneca Landlord term loan	$36.3	$36.3
Bell, LLC promissory note	4.6	—

Total notes payable—variable interest entities	$40.9	$36.3

On February 26, 2010, in connection with the Blackhawk Merger, one of our subsidiaries, REG Danville, assumed a $24.6 million term loan and a $5.0 million revolving credit line with Fifth Third Bank. As of June 30, 2011, there was $22.8 million of principal outstanding under the term loan. On November 30, 2010, the revolving credit line expired. The Illinois Finance Authority guarantees 61% of the term loan and the loan is secured by our Danville facility. The term loan bears interest at a fluctuating rate per annum equal to LIBOR plus the applicable margin of 4%. Until June 30, 2010, REG Danville was required to make only monthly payments of accrued interest. Beginning on July 1, 2010, REG Danville was required to make monthly principal payments equal to $135,083 plus accrued interest. In addition to these monthly payments, as a result of the amendment to the loan agreement dated February 26, 2010, REG Danville is required to make annual principal payments equal to 50% of REG Danville’s Excess Cash Flow (as defined in the loan agreement), or the 50% Excess Payment, with respect to each fiscal year until $2.5 million has been paid from the Excess Cash Flow. Thereafter, REG Danville is required to make annual payments equal to 25% of its Excess Cash Flow. Excess Cash Flow is equal to EBITDA less certain cash payments made during the period including principal payments, lease payments, interest payments, tax payments, approved distributions and capital expenditures. REG Danville did not have Excess Cash Flow during 2010 and no amounts have been accrued or paid. REG Danville is subject to various loan covenants that restrict its ability to take certain actions, including prohibiting it from paying any dividend to us until the 50% Excess Payment is made and certain financial ratios are met. We are currently in negotiations to renew the term loan, which matures on November 3, 2011.

On March 8, 2010, in connection with the CIE Asset Acquisition, one of our subsidiaries, REG Newton, refinanced a $23.6 million term loan, or the AgStar Loan, and obtained a $2.4 million line of credit, or the AgStar Line, with AgStar Financial Service, PCA, or AgStar. As of June 30, 2011, there was $23.3 million of principal outstanding under the AgStar Loan and $0.6 million of principal outstanding under the AgStar Line. These amounts are secured by our Newton facility. We have guaranteed the obligations under the AgStar Line and have a limited guarantee related to the obligations under the AgStar Loan, which provides that we will not be liable for more than the unpaid interest, if any, on the AgStar Loan that has accrued during an 18-month period beginning on March 8, 2010. The AgStar Loan bears interest at 3% plus the greater of (i) LIBOR or (ii) two percent. Beginning on October 1, 2011, monthly principal payments of approximately $120,000 and accrued interest are due based on a 12-year amortization period. Under the AgStar Loan, REG Newton is required to maintain a debt service reserve account, or the Debt Reserve, equal to 12-monthly payments of principal and interest on the AgStar Loan. Beginning on January 1, 2011 and at each fiscal year end thereafter, until such time as the balance in the Debt Reserve contains the required 12-months of payments, REG Newton must deposit an amount equal to REG Newton’s Excess Cash Flow, which is defined in the AgStar Loan agreement as EBITDA, less the sum of required debt payments, interest expense, any increase in working capital from the prior year until working capital exceeds $6.0 million, up to $0.5 million in maintenance capital expenditure, allowed distributions and payments to fund the Debt Reserve. In the event any amounts are past due, AgStar may withdraw such amounts from the Debt Reserve. REG Newton was not required to make a Debt Reserve deposit for 2010. REG Newton is subject to various standard loan covenants that restrict its ability to take certain actions, including prohibiting REG Newton from making any cash distributions to us in excess of 35% of REG Newton’s net income for the prior year. On November 15, 2010, REG Newton amended the loan agreement to revise certain financial covenants. In exchange for these revisions, REG Newton agreed to begin reduced principal payments of approximately $60,000 per month within two months after the enactment of the reinstated blenders’ tax credit. REG Newton began such principal payments on March 1, 2011. The AgStar Loan matures on March 8, 2013 and the AgStar Line expires on March 5, 2012, which was extended for one year on March 7, 2011. The AgStar Line is secured by REG Newton’s accounts receivable and inventory.

During July 2009, we and certain subsidiaries entered into an agreement with Bunge to provide services related to the procurement of raw materials and the purchase and resale of biodiesel produced. The agreement provides for Bunge to purchase up to $10.0 million in feedstock for, and biodiesel from, us. Feedstock is paid for daily as it is processed. Biodiesel is purchased and paid for by Bunge the following day. In June 2009, we entered into an extended payment terms agreement with West Central to provide up to $3.0 million in outstanding payables for up to 45 days. Both of these agreements provide additional working capital resources to us. As of June 30, 2011, we had $8.0 million outstanding under these agreements.

We and certain of our subsidiaries entered into a Revolving Credit Agreement, or the WestLB Revolver, dated as of April 8, 2010, with WestLB, AG. We guarantee the WestLB Revolver. The initial available credit amount under the WestLB Revolver is $10 million with additional lender increases up to a maximum commitment of $18 million. Advances under the WestLB Revolver are limited to the amount of certain of our qualifying assets that secure amounts borrowed. The WestLB Revolver requires that we maintain compliance with certain financial covenants. The term of the WestLB Revolver is two years. The interest rate varies depending on the loan type designation and is either 2.0% over the higher of 50 basis points above the Federal Funds Effective Rate or the WestLB prime rate for Base Rate loans or 3.0% over adjusted LIBOR for Eurodollar loans. The WestLB Revolver is secured by assets and ownership interests of our subsidiaries. As of June 30, 2011, we had $10.0 million outstanding under the WestLB Revolver and we and our subsidiaries were in compliance with all of the financial covenants associated therewith.

In connection with our agreement to lease the Seneca facility, Landlord, or the entity that owns the Seneca facility, received from Seneca Holdco, LLC, which is owned by three of our investors, an investment of $4.0 million at closing to fund certain repairs to the Seneca facility. Landlord leases the Seneca facility to our subsidiary, REG Seneca, with rent being set at an amount to cover debt service and other expenses. REG Seneca pays Landlord, who pays the fee to Seneca Holdco, LLC, a $600,000 annual fee, payable quarterly, which is guaranteed by us. See “Note 5—Variable Interest Entities” to our condensed consolidated financial statements for additional information.

On April 8, 2010, Landlord entered into a note payable agreement with West LB. The note requires that interest be accrued at different rates based on whether it is a Base Rate Loan or Eurodollar loan. Interest is at either 2.0% over the higher of 50 basis points above the Federal Funds Effective Rate or the WestLB prime rate for Base Rate loans or 3.0% over adjusted LIBOR for Eurodollar loans. The loan was a Eurodollar loan as of June 30, 2011. The effective rate at June 30, 2011 was 3.19%. Interest is paid monthly. Principal payments have been deferred until February 2012. At that time, Landlord will be required to make monthly principal payments of $201,389, with the remaining unpaid principal due at maturity on April 8, 2017. The note payable is secured by the Seneca facility. The balance of the note as of June 30, 2011 was $36.3 million.

The Company has 50% ownership in Bell, LLC, a VIE joint venture that owns and leases to the Company its corporate office building located in Ames, Iowa. Commencing January 1, 2011, the Company has the right to execute a call option with the joint venture member, Dayton Park, LLC, to purchase Bell, LLC; therefore, the Company determined it was the primary beneficiary of Bell, LLC and consolidated Bell, LLC into the Company’s financial statements. The Company is the primary beneficiary due to its ownership interest and as a result of having an exercisable call option that allows us to direct the activities that most significantly impact Bell, LLC’s economic performance and gives the Company the majority of the benefit from the use of Bell, LLC’s assets. Through consolidation of Bell, LLC on January 1, 2011, the Company recorded an outstanding promissory note balance of $4.8 million. Bell, LLC makes monthly principal payments of approximately $15,000 plus interest. The note bears interest at a rate of 5.125% per annum and the note matures February 15, 2013. The note is secured by a mortgage interest in the office building and has an outstanding balance of $4.6 million at June 30, 2011.

As of June 30, 2011, we were in compliance with all restrictive financial covenants associated with the borrowings as of June 30, 2011.

In addition, in August 2011, REG Albert Lea borrowed and we guaranteed $10.0 million that will be used for working capital at our Albert Lea facility. This REG Albert Lea debt matures in December 2011. For a discussion of the terms of this debt, see the section entitled “Certain relationships and related party transactions—USRG.”

Cash flow. The following table presents information regarding our cash flows and cash and cash equivalents for the years ended December 31, 2010, 2009 and 2008 and the six months ended June 30, 2011 and 2010:

	Year Ended December 31,			Six Months Ended June 30,
	2010	2009	2008	2011	2010
	(in thousands)
Net cash flows from operating activities	$(14,593)	$(8,209)	$(3,636)	$6,926	$(2,105)
Net cash flows from investing activities	(4,562)	371	(26,173)	(787)	(1,394)
Net cash flows from financing activities	17,559	(1,618)	26,155	(1,273)	2,929
Net change in cash and cash equivalents	(1,596)	(9,456)	(3,654)	4,866	(570)
Cash and cash equivalents, end of period	$4,259	$5,855	$15,311	$9,125	$5,285

Operating activities. Net cash provided in operating activities was $6.9 million and net cash used in operating activities was $2.1 million for the six months ended June 30, 2011 and 2010, respectively. The increase in cash provided from operating activities is largely related to improved operating margins realized from an increase in market demand, gallons sold and plant utilization. For the six months ended June 30, 2011, net income was $2.8 million, which includes depreciation and amortization expense of $4.0 million, stock compensation expense of $2.0 million, a increase in the non-cash change in the preferred stock embedded derivative liability of $17.1 million and a increase in the non-cash change in the Seneca Holdco liability of $1.2 million. We also used $20.9 million to fund net working capital requirements, consisting of a $12.0 million increase in inventory due to increase sales volume, $7.9 million increase in accounts receivable, a $6.7 million increase in prepaid expenses and a decrease in deferred revenues of $7.7 million, which was partially offset by a $12.0 million increase in accounts payable. The net result was a cash source from operations of $6.9 million.

The net use of cash from operating activities for the six months ended June 30, 2010 of $2.1 million reflects $2.7 million in net income from operations, primarily offset by a deferred tax benefit of $3.7 million, depreciation and amortization expense of $2.3 million and $5.0 million change in the fair value of preferred stock conversion feature embedded derivative. It also included a net working capital increase of $0.3 million which included an accounts receivable decrease of $8.2 million and an increase in accrued expenses of $3.5 million, which were partially offset by an accounts payable decrease of $5.3 million and deferred revenue decrease of $5.5 million.

Net cash used in operating activities was $14.6 million and $8.2 million for the year ended December 31, 2010 and 2009, respectively. For 2010, net loss was $21.6 million which includes non-cash charges for impairment of intangible assets of $7.3 million, depreciation and amortization expense of $5.9 million, non-cash change in the preferred stock embedded derivative liability of $8.2 million and non-cash change in the Seneca Holdco, LLC liability of $3.7 million. These charges were offset by non-cash benefits including a $3.3 million increase for changes in the deferred tax benefit. We also used $17.8 million to fund net working capital requirements, including an accounts receivable increase of $4.9 million, an increase in inventories of $15.9 million and a decrease in accounts payable of $3.9 million which were partially offset by an increase in deferred revenues of

$3.4 million. This resulted in a net cash use from operations of $14.6 million for 2010. The net use of cash from operating activities during 2009, of $8.2 million resulted primarily from a $68.9 million net loss from operations, a $2.3 million gain on the sale of property, and changes in allowance for doubtful accounts of $1.4 million. Those were primarily offset by a charge to deferred taxes of $45.2 million. In addition, they were partially offset by net working capital decrease of $5.9 million, non-cash depreciation and amortization of $5.8 million and stock-based compensation expenses totaling $2.5 million. Working capital decreases were primarily a result of an increase in deferred revenues of $5.5 million, a decrease in prepaid expenses of $2.9 million and a decrease in accounts payable of $3.4 million, which was offset by an accounts receivable increase of $3.7 million. Cash used in operating activities in 2008 was $3.6 million, as a net loss of $15.9 million and $8.3 million in non-cash deferred tax benefits were partially offset by positive working capital changes of $13.6 million.

Investing activities. Net cash used for investing activities for the six months ended June 30, 2011 was $0.8 million, consisting of net cash used to pay for facility construction of $1.2 million and cash provided from the release of restricted cash in the amount of $0.4 million. Net cash used in investing activities for the six months ended June 30, 2010 was $1.4 million, consisting of cash paid for Seneca construction of $2.1 million partially offset by a certificate of deposit provided from the acquisition of CIE that relates to the Iowa Department of Economic Development loan and is restricted.

Net cash used for investing activities for the year ended December 31, 2010 was $4.6 million, consisting mostly of cash used to pay for Seneca construction of $4.0 million. Net cash provided from investing activities for the year ended December 31, 2009 was $0.4 million, as $7.4 million in facility construction costs for Danville were partially offset by receipt of $4.7 million from a construction escrow fund related to construction of the Danville facility. We also received $3.0 million for the sale of our Stockton terminal facility to Westway. Net cash used in investing activities for the year ended December 31, 2008 was $26.2 million. In 2008, we invested $67.2 million in construction of facilities, which includes $15.9 million from a construction escrow fund related to the Danville facility and $16.9 million related to the acquisition of USBG.

Financing activities. Net cash used from financing activities for the six months ended June 30, 2011 was $1.3 million, which includes $1.0 million in borrowings on our WestLB Revolver. This was offset by $2.0 million in principal payments in connection with the notes payable. Net cash provided from financing activities for the six months ended June 30, 2010 was $2.9 million, which includes $4.0 million cash proceeds received from the Seneca investors. This was partially offset by principal payments in connection with the note payable and amounts paid for debt issuance.

Net cash provided from financing activities for the year ended December 31, 2010 was $17.6 million, which represents $8.0 million cash investment from ARES Corporation, $4.0 million cash proceeds received from the Seneca investors and $9.4 million in borrowings on our line of credit. This was partially offset by principal payments in connection with the note payable and cash paid for debt issuance. Net cash used in financing activities for the year ended December 31, 2009 was $1.6 million, which consisted of the payoff of the WestLB borrowings of $1.8 million, pay down of notes payable of $0.8 million and changes in the balance of the REG Danville line of credit for a net result of $0.9 million. Net cash provided by financing activities was $26.2 million in 2008. In 2008, cash provided by financing activities related primarily to the issuance of the Blackhawk notes payable. In February 2008, we through two of our subsidiaries obtained the first line of credit from WestLB. Borrowings ranged from $1.3 million to $4.2 million during the one year loan period.

Capital expenditures. We plan to make significant capital expenditures when project financing becomes available to complete construction of three facilities, our New Orleans facility, our Emporia facility and our Clovis facility, with expected aggregate nameplate production capacity of 135 mmgy. We estimate completion of the New Orleans, Emporia and the Clovis facilities will require an estimated $130 to $140 million, excluding working capital. We also plan to undertake various facility upgrades when funding becomes available to further expand processing capabilities at our existing facilities, most significantly our Houston facility and our newly acquired Albert Lea facility.

We continue to be in discussions with lenders in an effort to enter into equity and debt financing arrangements to meet our projected financial needs for facilities under construction and capital improvement projects for our operating facilities. Since these discussions are ongoing, we are uncertain when or if financing will be available. The financing may consist of common or preferred stock, debt, project financing or a combination of these financing techniques. Additional debt would likely increase our leverage and interest costs and would likely be secured by certain of our assets. Additional equity or equity-linked financings would likely have a dilutive effect on our existing and future stockholders. It is likely that the terms of any project financing would include customary financial and other covenants on our project subsidiaries, including restrictions on the ability to make distributions, to guarantee indebtedness, and to incur liens on the plants of such subsidiaries.

Contractual Obligations

The following table describes our commitments to settle contractual obligations in cash as of December 31, 2010:

	Payments Due by Period
	Total	Less Than 1 Year	Years 1-3	Years 4-5	More Than 5 Years
	(in thousands)
Long Term Debt (1)	$99,774	$30,097	$36,660	$7,974	$25,043
Operating Lease Obligation (2)	89,214	7,268	23,799	15,005	43,142
Purchase Obligation (3)	18,087	10,039	8,048	—	—
Other Long-Term Liabilities (4)	2,201	160	301	80	160

	$209,276	$47,564	$68,808	$23,059	$68,345

(1)	See footnotes to the financial statements for additional detail. Includes fixed interest associated with these obligations.
(2)	Operating lease obligations consist of terminals, rail cars, vehicles, ground leases and the Ames office lease.
(3)	Purchase obligations for our production facilities and partially completed facilities.
(4)	Includes incentive compliance and other facility obligations. Also, represents $1.5 million of liability for unrecognized tax benefits as the timing and amounts of cash payments are uncertain the amounts have not been classified by period.

On August 4, 2011, REG Albert Lea, LLC, one of our wholly-owned subsidiaries entered into a $10.0 million loan agreement to obtain short-term working capital in order to purchase feedstocks and chemicals for our biodiesel production facility. The note is due in full on December 15, 2011.

OFF-BALANCE SHEET ARRANGEMENTS

We have no off-balance sheet arrangements.

RECENT ACCOUNTING PRONOUNCEMENTS

In June 2009, the FASB issued Accounting Standards Update, or ASU, No. 2009-17, Improvements to Financial Reporting by Enterprises Involved with Variable Interest Entities, which amends ASC Topic 810, “Consolidations”. This Statement requires a qualitative analysis to determine the primary beneficiary of a VIE. The analysis identifies the primary beneficiary as the enterprise that has both the power to direct the activities of a VIE that most significantly impact the VIE’s economic performance and the obligation to absorb losses or the right to receive benefits that could be significant to the VIE. The Statement also requires additional disclosures about an enterprise’s involvement in a VIE. The effective date was the beginning of fiscal year 2010. We adopted this statement effective January 1, 2010, which resulted in the deconsolidation of Blackhawk and additional disclosure requirements. See “Note 7—Variable Interest Entities” to our audited consolidated financial statements for additional information.

In January 2010, the FASB issued ASU No. 2010-06, “Fair Value Measurements and Disclosures,” which amends ASC Topic 820, adding new requirements for disclosures for Level 1 and 2 assets, separate disclosures of purchases, sales issuances, and settlements related to Level 3 measurements and clarification of existing fair value disclosures. ASU 2010-06 became effective for interim and annual periods beginning after December 15, 2009, except for the requirement to provide Level 3 activity of purchases, sales, issuances, and settlements on a gross basis, which is effective for fiscal years beginning after December 15, 2010. The adoption of this guidance did not have a material effect on our financial statements and we do not anticipate the remaining disclosures will have a material effect on our financial statements.

QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

The primary objectives of our investment activity are to preserve principal, provide liquidity and maximize income without significantly increasing risk. Some of the securities we invest in are subject to market risk. This means that a change in prevailing interest rates may cause the principal amount of the investment to fluctuate. To minimize this risk, we maintain a portfolio of cash equivalents in short-term investments in money market funds.

Commodity Price Risk

Over the period from January 2007 through June 2011, average diesel prices based on Platts reported pricing for Group 3 (Midwest) have ranged from a high of approximately $4.10 per gallon reported in July 2008 to a low of approximately $1.03 per gallon in March 2009, with prices averaging $2.34 per gallon during this period. Over the period from January 2006 through June 2011, soybean oil prices (based on closing sales prices on the CBOT nearby futures, for crude soybean oil) have ranged from a high of $0.7040 per pound in March 2008 to a low of $0.2108 per pound in January 2006, with closing sales prices averaging $0.3987 per pound during this period. Over the period from January 2008 through June 2011, animal fat prices (based on prices from The Jacobsen Missouri River, for choice white grease) have ranged from a high of $0.5250 per pound in June 2011 to a low of $0.0950 per pound in December 2008, with sales prices averaging $0.3120 per pound during this period.

Higher feedstock prices or lower biodiesel prices result in lower profit margins and, therefore, represent unfavorable market conditions. Traditionally, we have not been able to pass along increased feedstock prices to our biodiesel customers. The availability and price of feedstocks are subject to wide fluctuations due to unpredictable factors such as weather conditions during the growing season, kill ratios, carry-over from the previous crop year and current crop year yield, governmental policies with respect to agriculture, and supply and demand.

We have prepared a sensitivity analysis to estimate our exposure to market risk with respect to our sales contracts, lower cost feedstock requirements, soybean oil requirements and the related exchange-traded contracts for 2010. Market risk is estimated as the potential loss in fair value, resulting from a hypothetical 10% adverse change in the fair value of our soybean oil and requirements and biodiesel sales. The results of this analysis, which may differ from actual results, are as follows:

	2010 Volume (in millions)	Units	Hypothetical Adverse Change in Price	Change in Annual Gross Profit (in millions)	Percentage Change in Gross Profit
Biodiesel	67.9	gallons	10%	$19.2	87.2%
Lower Cost Feedstocks	398.3	pounds	10%	$11.8	53.5%
Soybean Oil	40.5	pounds	10%	$1.6	7.1%

Interest Rate Risk

We are subject to interest rate risk in connection with our $2.0 million loan from the proceeds of Variable Rate Demand Industrial Development Revenue Bonds, or IFA Bonds, issued by the Iowa Finance Authority to finance our Ralston facility. The IFA Bonds bear interest at a variable rate determined by the remarketing agent from time to time as the rate necessary to produce a bid for the purchase of all of the Bonds at a price equal to the principal amount thereof plus any accrued interest at the time of determination, but not in excess of 10% per annum. The interest rate on the bonds was 0.54% for the last week of December 2010. A hypothetical increase in interest rate of 10% would not have a material effect on our annual interest expense.

We are subject to interest rate risk relating to REG Danville’s $24.6 million term debt financing with Fifth Third Bank. The term loan bears interest at a fluctuating rate based on a range of rates above 30-day LIBOR and will mature on November 3, 2011. Interest will accrue on the outstanding balance of the term loan at 30-day LIBOR plus 400 basis points. Interest accrued on the outstanding balance of the loan at December 31, 2010 at 4.26%.

Blackhawk entered into an interest rate swap agreement in connection with the aforementioned term loan in May 2008. The agreement was assumed by REG Danville in the Blackhawk merger. The swap agreement effectively fixes the interest rate at 3.67% on a notional amount of approximately $20.7 million of REG Danville’s term loan through November 2011. The fair value of the interest rate swap agreement was $0.6 million and $1.0 million at December 31, 2010 and 2009, respectively, and is recorded in the other noncurrent liabilities. The interest rate swap agreement is not designated as a cash flow or fair value hedge. Gains and losses based on the fair value change in the interest rate swap agreement are recognized in the statement of operations as a change in the fair value of interest rate swap agreement. A hypothetical increase in interest rate of 10% would not have a material effect on our annual interest.

REG Newton is subject to interest rate risk relating to its $23.6 million term debt financing and its $2.4 million revolving line of credit both from AgStar. Interest will accrue on the outstanding balance of the term loan at 30-day LIBOR or 2.00%, whichever is higher, plus 300 basis points (effective rate at December 31, 2010 of 5.00%). The revolving line of credit accrues interest at 30-day LIBOR or 2.00%, whichever is higher, plus 300 basis points (effective rate at December 31, 2010 of 5.00%). A hypothetical increase in interest rate of 10% would not have a material effect on our annual interest expense.

REG Seneca is subject to interest rate risk relating to its lease payments for the Seneca facility. The lease provides that REG Seneca will pay rent in the amount of the interest payments due to WestLB from Landlord. The note requires that interest be accrued at different rates based on whether it is a Base Rate Loan or Eurodollar loan. Each Base Rate Loan accrues interest at a rate per annum equal to 2% plus the higher of (i) the Federal Funds Effective Rate plus 0.5% and (ii) the rate of interest in effect for such day as publicly announced from time to time by WestLB as its “prime rate”. Each Eurodollar Loan accrues interest at a rate per annum equal to 3.0% plus the greater of (a) one and one half percent (1.5%) per annum, and (b) the rate per annum obtained by dividing (x) LIBOR for such Interest Period and Eurodollar Loan, by (y) a percentage equal to (i) 100% minus (ii) the Eurodollar Reserve Percentage for such Interest Period. The loan was a Eurodollar Loan through December 31, 2010 (effective rate at December 31, 2010 of 3.26%). Interest is paid monthly. A hypothetical increase in interest rate of 10% would not have a material effect on our annual interest expense.

REG Marketing and Logistics Group, LLC and REG Services Group, LLC, together the WestLB Loan Parties, are subject to interest rate risk relating to their $10.0 million revolving line of credit from WestLB. The note requires that interest be accrued at different rates based on whether it is a Base Rate Loan or Eurodollar loan. Each Base Rate Loan shall accrue interest at a rate per annum equal to 2% plus the higher of (i) the Federal Funds Effective Rate plus 0.5% and (ii) the rate of interest in effect for such day as publicly announced from time to time by WestLB as its “prime rate”. Each Eurodollar Loan shall accrue interest at a rate per annum equal to 3.0% plus the greater of (a) one and one half percent (1.5%) per annum, and (b) the rate per annum obtained by dividing (x) LIBOR for such Interest Period and Eurodollar Loan, by (y) a percentage equal to (i) 100% minus

(ii) the Eurodollar Reserve Percentage for such Interest Period. The loan was a Eurodollar Loan through December 31, 2010 (effective rate at December 31, 2010 of 3.26%). Interest is paid monthly. A hypothetical increase in interest rate of 10% would not have a material effect on our annual interest expense.

Inflation

To date, inflation has not significantly affected our operating results, though costs for petroleum-based diesel fuel, feedstocks, construction, labor, taxes, repairs, maintenance and insurance are all subject to inflationary pressures. Inflationary pressure in the future could affect our ability to sell the biodiesel we produce, maintain our production facilities adequately, build new biodiesel production facilities and expand our existing facilities as well as the demand for our facility construction management and operations management services.

ANNEX F

Report of independent registered public accounting firm

To the Board of Directors and Stockholders of

Renewable Energy Group, Inc.

Ames, Iowa

We have audited the accompanying consolidated balance sheets of Renewable Energy Group, Inc. and subsidiaries (the “Company”) as of December 31, 2010 and 2009, and the related consolidated statements of operations, redeemable preferred stock and equity (deficit), and cash flows for each of the three years in the period ended December 31, 2010. Our audits also included the financial statement schedule listed in the Index at Item 16b. These financial statements and financial statement schedule are the responsibility of the Company’s management. Our responsibility is to express an opinion on the financial statements and financial statement schedule based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Renewable Energy Group, Inc. and subsidiaries as of December 31, 2010 and 2009, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2010, in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, the financial statement schedule, when considered in relation to the basic consolidated financial statements taken as a whole, presents fairly in all material respects the information set forth therein.

/s/ Deloitte & Touche LLP

Des Moines, Iowa

March 31, 2011 (July 15, 2011 as to the effects of earnings per share described in Note 2)

CONSOLIDATED BALANCE SHEETS

As of December 31, 2010 and 2009

(In thousands, except share amounts)

	2010	2009
ASSETS
Current assets:
Cash and cash equivalents	$4,259	$5,855
Restricted cash	2,667	2,156
Accounts receivable, net (includes amounts owed by related parties of $1,146 and $2,328 as of December 31, 2010 and 2009, respectively)	18,801	12,162
Inventories	28,985	12,840
Prepaid expenses and other assets (includes amounts paid to related parties of $269 as of December 31, 2009)	3,933	4,689

Total current assets	58,645	37,702

Property, plant and equipment, net	166,391	124,429
Property, plant and equipment, net—Seneca Landlord, LLC	42,692	—
Goodwill	84,864	16,080
Intangible assets, net	3,169	7,203
Deferred income taxes	1,500	1,500
Investments	4,259	6,149
Other assets	7,821	7,495
Restricted cash	302	—

Total assets	$369,643	$200,558

LIABILITIES AND EQUITY (DEFICIT)
Current liabilities:
Revolving line of credit	$9,550	$350
Current maturities of notes payable	25,551	2,756
Accounts payable (includes amounts owed to related parties of $3,827 and $5,415 as of December 31, 2010 and 2009, respectively)	14,237	14,133
Accrued expenses and other liabilities	3,549	4,197
Deferred revenue	9,339	5,480

Total current liabilities	62,226	26,916
Unfavorable lease obligation	11,293	11,783
Preferred stock embedded conversion feature derivatives	61,761	4,104
Seneca Holdco liability, at fair value	10,406	—
Notes payable	24,774	25,749
Notes payable—Seneca Landlord, LLC	36,250	—
Other liabilities	5,381	10,015

Total liabilities	212,091	78,567

Commitments and contingencies (note 23)
Redeemable preferred stock ($.0001 par value; 14,000,000 shares authorized; 13,455,522 and 12,464,357 shares outstanding at December 31, 2010 and 2009, respectively; redemption amount $222,016 and $247,587 at December 31, 2010 and 2009, respectively)	122,436	149,122
Equity (deficit):
Company stockholders’ equity (deficit):
Common stock ($.0001 par value; 140,000,000 shares authorized; 33,129,553 and 19,575,117 shares outstanding at December 31, 2010 and 2009, respectively)	3	2
Common stock—additional paid-in-capital	82,634	15,676
Warrants—additional paid-in-capital	4,820	4,619
Accumulated deficit	(52,341)	(60,905)

Total stockholders’ equity (deficit)	35,116	(40,608)
Noncontrolling interests	—	13,477

Total equity (deficit)	35,116	(27,131)

Total liabilities and equity (deficit)	$369,643	$200,558

See notes to consolidated financial statements.

CONSOLIDATED STATEMENTS OF OPERATIONS

For the years ended December 31, 2010, 2009 and 2008

(in thousands, except share and per share amounts)

	2010		2009	2008
Revenues:
Biodiesel sales		$203,641	$91,870	$58,786
Biodiesel sales—related parties		4,261	17,157	10,723
Biodiesel government incentives		7,240	19,465	6,564

		215,142	128,492	76,073
Services		653	1,888	4,143
Services—related parties		660	1,121	5,236

		216,455	131,501	85,452

Costs of goods sold:
Biodiesel		81,125	73,994	39,387
Biodiesel—related parties		112,891	53,379	39,349
Services		516	1,177	4,470
Services—related parties		291	—	—

		194,823	128,550	83,206
Gross profit		21,632	2,951	2,246
Selling, general, and administrative expenses (includes related party amounts of $1,601, $1,836 and $1,946 for the years ended December 31, 2010, 2009 and 2008, respectively)		22,187	25,565	24,048
Gain on sale of assets—related party		—	(2,254)	—
Impairment of assets		7,494	833	160

Loss from operations		(8,049)	(21,193)	(21,962)

Other income (expense), net:
Change in fair value of preferred stock conversion feature embedded derivatives		(8,208)	(2,339)	2,118
Change in fair value of interest rate swap		469	382	(1,413)
Change in fair value of Seneca Holdco liability		(4,179)	—	—
Other income (includes related party amounts of $355 for the year ended December 31, 2009)		956	3,147	—
Interest expense (includes related party amounts of $334 and $26 for the years ended December 31, 2010 and 2009, respectively)		(4,940)	(2,414)	(1,902)
Interest income (includes related party amounts of $180 for the year ended December 31, 2010)		200	60	279
Impairment of investments		(400)	(200)	(1,400)

		(16,102)	(1,364)	(2,318)

Loss before income taxes and loss from equity investments		(24,151)	(22,557)	(24,280)
Income tax benefit (expense)		3,252	(45,212)	9,414
Loss from equity investments		(689)	(1,089)	(1,013)

Net loss		(21,588)	(68,858)	(15,879)

Less—net loss attributable to noncontrolling interest		—	7,953	2,788

Net loss attributable to the company		(21,588)	(60,905)	(13,091)
Effects of recapitalization		8,521	—	—
Less—accretion of preferred stock to redemption value		(27,239)	(44,181)	(26,692)
Less: undistributed dividends allocated to preferred stockholders		(10,027)	(14,036)	(11,145)

Net loss attributable to the company’s common stockholders		$(50,333)	$(119,122)	$(50,928)

Net loss per share attributable to common stockholders:
Basic		$(1.71)	$(6.14)	$(3.07)

Diluted		$(1.71)	$(6.14)	$(3.07)

Weighted-average shares used to compute net loss per share attributable to common stockholders:
Basic		29,427,120	19,407,227	16,593,555

Diluted		29,427,120	19,407,227	16,593,555

Pro forma net loss per share attributable to common stockholders (unaudited):
Basic	$

Diluted	$

Pro forma weighted-average shares used to compute net loss per share attributable to common stockholders (unaudited):
Basic

Diluted

See notes to consolidated financial statements.

CONSOLIDATED STATEMENTS OF REDEEMABLE PREFERRED STOCK AND EQUITY (DEFICIT)

For the years ended December 31, 2010, 2009 and 2008 (in thousands except share amounts)

			Company stockholders’ equity (deficit)
	Redeemable preferred stock shares	Redeemable preferred stock	Common stock shares	Common stock	Common Stock - additional paid-in capital	Warrants - additional paid-in capital	Retained earnings (accumulated deficit)	Noncontrolling interest	Total
BALANCE, January 1, 2008	8,578,945	$43,707	13,334,874	$1	$62,629	$4,556	$25,723	$807	$93,716
Issuance of preferred stock, net of $246 of issuance cost and $302 for embedded derivative	3,855,059	34,208	—	—	—	—	—	—	—
Issuance of common stock, net of $234 of issuance costs	—	—	5,970,243	1	5,080	—	—	—	5,081
Issuance of warrants	—	—	—	—	(63)	63	—	—	—
Contributions	—	—	—	—	—	—	—	22,820	22,820
Removal of noncontrolling interest as a result of deconsolidation	—	—	—	—	—	—	—	(602)	(602)
Stock compensation expense	—	—	—	—	3,574	—	—	—	3,574
Accretion of preferred stock to redemption value	—	26,692	—	—	(14,060)	—	(12,632)	—	(26,692)
Net loss	—	—	—	—	—	—	(13,091)	(2,788)	(15,879)

BALANCE, December 31, 2008	12,434,004	104,607	19,305,117	2	57,160	4,619	—	20,237	82,018
Issuance of preferred stock	30,353	334	—	—	—	—	—	—	—
Issuance of common stock	—	—	270,000	—	1,368	—	—	—	1,368
Stock compensation expense	—	—	—	—	2,522	—	—	—	2,522
Accretion of preferred stock to redemption value	—	44,181	—	—	(44,181)	—	—	—	(44,181)
Increase in Blackhawk Biofuels LLC members’ equity from issuance of common stock	—	—	—	—	(1,193)	—	—	1,193	—
Net loss	—	—	—	—	—	—	(60,905)	(7,953)	(68,858)

BALANCE, December 31, 2009	12,464,357	149,122	19,575,117	2	15,676	4,619	(60,905)	13,477	(27,131)
Derecognition of REG Holdco preferred stock, common stock, and common stock warrants	(12,464,357)	(158,475)	(19,575,117)	(2)	(6,323)	(4,619)	—	—	(10,944)
Issuance of preferred stock, common stock, and common stock warrants to REG Holdco, net of $52,394 for embedded derivatives	13,164,357	102,287	18,875,117	2	14,221	4,619	—	—	18,842
Issuance of common stock in acquisitions, net of $862 for issue cost	—	—	13,754,436	1	79,304	—	—	—	79,305
Issuance of preferred stock in acquisitions, net of $1,158 for embedded derivatives	291,165	2,263	—	—	—	—	—	—	—
Issuance of warrants in acquisitions	—	—	—	—	—	1,269	—	—	1,269
Issuance of common stock	—	—	500,000	—	3,015	—	—	—	3,015
Conversion of warrants to restricted stock units	—	—	—	—	1,068	(1,068)	—	—	—
Blackhawk Biofuels LLC deconsolidation and transition adjustment	—	—	—	—	1,192	—	30,152	(13,477)	17,867
Stock compensation expense	—	—	—	—	1,720	—	—	—	1,720
Accretion of preferred stock to redemption value	—	27,239	—	—	(27,239)	—	—	—	(27,239)
Net loss	—	—	—	—	—	—	(21,588)	—	(21,588)

BALANCE, December 31, 2010	13,455,522	$122,436	33,129,553	$3	$82,634	$4,820	$(52,341)	$—	$35,116

See notes to consolidated financial statements.

CONSOLIDATED STATEMENTS OF CASH FLOWS

For the years ended December 31, 2010, 2009 and 2008

(In thousands)

	2010	2009	2008
Cash flows from operating activities:
Net loss	$(21,588)	$(68,858)	$(15,879)
Adjustments to reconcile net loss to net cash flows from operating activities:
Depreciation expense	5,291	4,438	1,798
Amortization expense of assets and liabilities, net	637	1,334	(716)
Gain on sale of property, plant & equipment	—	(2,254)	(127)
Provision (benefit) for doubtful accounts	105	(1,432)	740
Stock compensation expense	1,376	2,522	3,574
Loss from equity method investees	689	1,089	1,013
Deferred tax expense (benefit)	(3,252)	45,212	(8,268)
Impairment of intangible assets	7,336	—	—
Impairment of investments	400	200	1,400
Impairment of long lived assets	158	833	160
Change in fair value of preferred stock conversion feature embedded derivatives	8,208	2,339	(2,118)
Change in fair value of Seneca Holdco liability	3,742	—	—
Distributions received from equity method investees	100	110	363
Expense settled with stock issuance	—	334	867
Changes in asset and liabilities, net of effects from mergers and acquisitions:
Accounts receivable	(4,876)	(3,671)	10,585
Inventories	(15,937)	(1,045)	2,162
Prepaid expenses and other assets	1,866	2,915	362
Accounts payable	(3,378)	3,443	(1,346)
Accrued expenses and other liabilities	671	(1,087)	2,718
Deferred revenue	3,859	5,480	—
Billings in excess of costs and estimated earnings on uncompleted contracts	—	(111)	(924)

Net cash flows from operating activities	(14,593)	(8,209)	(3,636)

Cash flows from investing activities:
Cash paid for purchase of property, plant and equipment	(4,550)	(7,350)	(67,235)
Proceeds from the sale of fixed assets	303	3,032	1,315
Change in restricted cash	(513)	4,689	15,904
Cash received from escrow for purchase of investments	—	—	500
Cash provided through Blackhawk transaction	—	—	2,225
Cash provided through USBG acquisition	—	—	16,895
Return of investment in Bell, LLC	—	—	4,223
Deconsolidation of Blackhawk	(206)	—	—
Cash provided through Blackhawk acquisition	1	—	—
Cash provided through Central Iowa Energy acquisition	403	—	—

Net cash flows from investing activities	(4,562)	371	(26,173)

Cash flows from financing activities:
Borrowings on line of credit	9,400	880	5,522
Repayments on line of credit	(750)	(1,822)	(4,230)
Cash received for issuance of note payable	—	100	28,821
Cash paid on notes payable	(2,109)	(776)	(3,270)
Cash proceeds from investment in Seneca Landlord	4,000	—	—
Cash received from issuance of common stock to ARES Corporation	8,000	—	—
Cash paid for issuance cost of common and preferred stock	(280)	—	(480)
Cash paid for debt issuance costs	(702)	—	(208)

Net cash flows from financing activities	17,559	(1,618)	26,155

Net change in cash and cash equivalents	(1,596)	(9,456)	(3,654)
Cash and cash equivalents, Beginning of period	5,855	15,311	18,965

Cash and cash equivalents, End of period	$4,259	$5,855	$15,311

	(continued)

CONSOLIDATED STATEMENTS OF CASH FLOWS

For the years ended December 31, 2010, 2009 and 2008

(In thousands)

	2010	2009	2008
Supplemental disclosures of cash flows information:
Cash received for income taxes	$584	$2,827	$2,535

Cash paid for interest	$4,226	$2,128	$2,582

Supplemental disclosure of non-cash investing and financing activities:
Effects of recapitalization	$8,521

Accretion of preferred stock to redemption value	$27,239	$44,181	$26,692

Amounts included in period-end accounts payable for:
Purchases of property, plant and equipment	$192	$38	$1,020

Equity method investment received from REG, LLC			$63

Removal of cost method investee as a result of consolidation	$1,000

Issuance of common stock for debt financing cost	$3,015

Reduction of accounts payable in exchange for assets			$773

Removal of equity method investee as a result of consolidation	$3,969		$2,000

Property, plant and equipment acquired through the assumption of liabilities	$39,314

Issuance of restricted stock units for equity issuance cost	$582

Assets (liabilities) acquired through the issuance of stock:
Cash	$8,404	$—	$—
Restricted cash	2,302	—	22,749
Other current assets	1,342	—	61
Property, plant, and equipment	89,597	—	9,420
Goodwill	68,784	—	—
Intangible assets	3,027	—	410
Deferred tax assets	—	—	27,383
Other noncurrent assets	231	1,359	67
Line of credit	(900)	—	—
Other current liabilities	(5,548)	—	(3,059)
Debt	(72,668)	—	—
Unfavorable lease obligation	—	—	(12,128)
Noncontrolling interest	—	—	(24,820)
Other noncurrent liabilities	(11,454)	—	—

	$83,117	$1,359	$20,083

See “Note 7 - Variable Interest Entities” for noncash items related to the deconsolidation of Blackhawk

	(concluded)

See notes to consolidated financial statements.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

For the three years ended December 31, 2010, 2009 and 2008

(In thousands, except share and per share amounts)

Note 1—Organization, Presentation, and Nature of the Business

On February 26, 2010, Renewable Energy Group, Inc. (the Company) (formerly known as REG Newco, Inc.) completed its acquisitions of REG Biofuels, Inc. (Biofuels) (formerly known as Renewable Energy Group, Inc. and REG Intermediate Holdco, Inc.) and Blackhawk Biofuels, LLC (Blackhawk) and on March 8, 2010 the Company completed its asset purchase of Central Iowa Energy, LLC (CIE) (collectively, the Acquisitions).

On February 26, 2010, a wholly owned subsidiary of the Company was merged with and into Biofuels (the Biofuels Merger). As a result of the Biofuels Merger, each share of Biofuels’ common stock issued and outstanding immediately prior to the effective time was converted into the right to receive one share of the Company’s common stock, $0.0001 par value per share (the Common Stock), and each share of the Biofuels’ preferred stock issued and outstanding immediately prior to the effective time was converted into the right to receive one share of the Company’s Series A Preferred Stock, $0.0001 par value per share (the Series A Preferred Stock).

Also on February 26, 2010, a wholly owned subsidiary of the Company was merged with and into Blackhawk (the Blackhawk Merger). Blackhawk was renamed REG Danville, LLC (REG Danville) immediately following the merger. As a result of the Blackhawk Merger, each outstanding Blackhawk Series A Unit (other than such units held by Biofuels or any affiliate of Biofuels) was converted into 0.4479 shares of Common Stock and 0.0088 shares of Series A Preferred Stock. Each outstanding warrant for the purchase of Series A Units of Blackhawk became a warrant for the purchase of shares of Common Stock, with the number of shares and exercise price per share adjusted based on the 0.4479 common shares exchange ratio. The former members of Blackhawk received 132,680 shares of Series A Preferred Stock, 6,753,311 shares of Common Stock and 335,924 warrants. See “Note 6—Acquisitions and Equity Transactions” for a description of the acquisition and its accounting treatment.

On March 8, 2010, the Company acquired substantially all of the assets and liabilities of CIE (CIE Asset Purchase) in exchange for an aggregate of 4,252,830 shares of Common Stock and 158,485 shares of Series A Preferred Stock. The assets and liabilities were acquired from CIE by REG Newton, LLC (REG Newton), a wholly owned subsidiary of the Company. See “Note 6—Acquisitions and Equity Transactions” for a description of the acquisition and its accounting treatment.

On April 9, 2010, the Company entered into a series of agreements related to the asset purchase agreement with Nova Biosource Fuels, Inc. See “Note 6—Acquisitions and Equity Transactions” for a description of the acquisition and its accounting treatment.

On July 16, 2010, the Company acquired certain assets from Tellurian Biodiesel, Inc. (Tellurian) and American BDF, LLC (ABDF). ABDF was a joint venture owned by Golden State Service Industries, Restaurant Technologies, Inc. (RTI) and Tellurian Biodiesel. See “Note 6—Acquisitions and Equity Transactions” for a description of the acquisition and its accounting treatment.

On September 21, 2010, the Company acquired substantially all of the assets of Clovis Biodiesel, LLC (Clovis), a wholly owned subsidiary of ARES Corporation, and received $8,000 cash in exchange for the Company’s Common Stock. See “Note 6—Acquisitions and Equity Transactions” for a description of the acquisition and its accounting treatment.

Prior to February 26, 2010, the Company refers to the business, results of operations and cash flows of Biofuels, which is considered the accounting predecessor to the Company. For the period after February 26, 2010, the Company refers to the business, results of operations and cash flows of Renewable Energy Group, Inc. (formerly, REG Newco, Inc.) and its consolidated subsidiaries, including Biofuels, REG Danville, and REG Newton.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

For the three years ended December 31, 2010, 2009 and 2008

(In thousands, except share and per share amounts)

Nature of business

As of December 31, 2010, the Company owned biodiesel production facilities with a total of 182 million gallons per year (mmgy) of production capacity, which includes a 60 mmgy biodiesel facility in Seneca, Illinois leased by the Company from a consolidated variable interest entity (see Note 6—Acquisitions and Equity Transactions).

In 2007, the Company commenced construction of a 60 mmgy production capacity facility near New Orleans, Louisiana and a 60 mmgy production capacity facility in Emporia, Kansas. In 2008, the Company halted construction of these facilities as a result of conditions in the biodiesel industry and the credit markets. The Company continues to pursue financing and intends to finish the New Orleans, Louisiana facility, which is approximately 50% complete, and the facility in Emporia, Kansas, which is approximately 20% complete, when industry conditions improve and financing becomes available. In September 2010, the Company purchased the assets of Clovis which includes a partially completed 15 mmgy biodiesel plant located in Clovis, New Mexico. The plant is approximately 70% complete. The Company continues to be in discussions with lenders in an effort to obtain financing for facilities under construction and capital improvement projects. The city incentive package for the Emporia construction project has been renewed for an additional three years starting July 1, 2010. Additionally, as a result of halting construction, the Company performed an analysis to evaluate if the assets under construction were impaired. Based on the projected gross cash flows of the projects the Company determined that no impairment has occurred.

As of December 31, 2010, the Company managed one other biodiesel production facility owned primarily by an independent investment group with an aggregate of 30 mmgy capacity (hereafter referred to as Network Plant). For this facility, the Company has entered into an agreement to manage the facility while the investment group determines how to raise capital for production facility upgrades. In 2009, the Company provided notice to five networks facilities that it would be terminating services under the Management and Operational Services Agreement (MOSA) twelve months from the date notice was provided as permitted by the MOSAs. Of the five cancellation notices given in 2009, three facilities did not renew their MOSA, the Company is managing one while the facility is working on raising capital and another facility was purchased through an asset purchase agreement.

The biodiesel industry and the Company’s business have relied on the continuation of certain federal and state incentives and mandates. On December 17, 2010, Congress reinstated the federal biodiesel tax credit retroactive to January 1, 2010 with an expiration date of December 31, 2011. Current incentives to the biodiesel industry may not continue beyond their scheduled expiration date or, if they continue, the incentives may not be at the same level. The revocation or amendment of any one or more of those laws, regulations or programs could adversely affect the financial results of the Company. Revenues include amounts related to federal subsidies and regulatory support totaling $7,240, $19,465 and $6,564 for the years ended December 31, 2010, 2009 and 2008, respectively.

Note 2—Summary of Significant Accounting Policies

Basis of consolidation

The accompanying consolidated financial statements include the accounts of the Company, consolidated with the accounts of all of its subsidiaries and affiliates in which the Company holds a controlling financial interest as of the financial statement date. Normally, a controlling financial interest reflects ownership of a majority of the voting interests. Other factors considered in determining whether a controlling financial interest is held include whether the Company possesses the authority to purchase or sell assets or make other operating decisions that significantly affect the entity’s results of operations and whether the Company is the primary beneficiary of the economic benefits and financial risks of the entity. Intercompany accounts and transactions have been eliminated.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

For the three years ended December 31, 2010, 2009 and 2008

(In thousands, except share and per share amounts)

Pro Forma for Recapitalization

The pro forma earnings per share (EPS) gives effect to the one-time conversion of Series A Preferred Stock and certain common stock warrants into          shares of newly-issued common stock and up to 3,000,000 shares of $75,000 aggregate liquidation preference Series B preferred stock with cumulative dividends of 4.50% per annum payable in cash or common stock. On June 30, 2015, each holder of Series B preferred stock will have the right to require us to redeem its shares at the Redemption Price. At any time following the expiration of the underwriters’ lock-up period described under the section entitled “Underwriting” in the prospectus, which we refer to as the lock-up expiration date, the holder of any shares of Series B preferred stock will have the right to convert such shares, together with accumulated and unpaid dividends (whether or not declared) into shares of Common Stock at the conversion rate in effect at such time. If, at any time following the lock-up expiration date, the closing sale price of the Common Stock exceeds certain pricing thresholds, then we may, at our option, cause up to all of the then outstanding shares of Series B preferred stock (and corresponding accumulated and unpaid dividends) to be converted into shares of our common stock at the then-applicable conversion rate.

Cash and cash equivalents

Cash and cash equivalents consists of money market funds and demand deposits with financial institutions. The Company considers all highly liquid debt instruments purchased with an original maturity of three months or less to be cash equivalents.

Restricted cash

Restricted cash consists of project funds and debt reserve funds that are invested in money market mutual funds related to various Company entities totaling $2,969 and $2,156 as of December 31, 2010 and 2009, respectively, which have been restricted in accordance with the terms of loan agreements. The Company classifies restricted cash between current and non-current assets based on the length of time of the restricted use.

Accounts receivable

Accounts receivable are carried on a gross basis, less allowance for doubtful accounts. Management estimates the allowance for doubtful accounts based on existing economic conditions, the financial conditions of customers, and the amount and age of past due accounts. Receivables are considered past due if full payment is not received by the contractual due date. Past due accounts are generally written off against the allowance for doubtful accounts only after reasonable collection attempts have been exhausted. A significant portion of the reserves as of December 31, 2008 was established as a result of past due receivables with a single customer. During 2009, the Company settled the outstanding receivable. Activity regarding the allowance for doubtful accounts was as follows:

Balance, January 1, 2008	$1,955
Amount charged to selling, general and administrative expenses	740
Charge-offs, net of recovery	(165)

Balance, December 31, 2008	2,530
Amount charged (benefited) to selling, general and administrative expenses	(1,432)
Charge-offs, net of recovery	(885)

Balance, December 31, 2009	213
Amount charged to selling, general and administrative expenses	103
Charge-offs, net of recovery	—

Balance, December 31, 2010	$316

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

For the three years ended December 31, 2010, 2009 and 2008

(In thousands, except share and per share amounts)

Inventories

Inventories consist of raw materials, work in process and finished goods and are valued at the lower of cost or market. Inventory values as of December 31, 2010 and 2009 include adjustments to reduce inventory to the lower of cost or market in the amount of $35 and $194, respectively. Cost is determined based on the first-in, first-out method.

Derivative instruments and hedging activities

The Company has entered into derivatives to hedge its exposure to price risk related to feedstock inventory and biodiesel finished goods inventory. Additionally, the Company has entered into an interest rate swap with the objective of managing risk caused by fluctuations in interest rates associated with the REG Danville note payable.

These derivative contracts are accounted for in accordance with ASC Topic 815, Derivatives and Hedging (ASC Topic 815). ASC Topic 815 requires that an entity recognize and record all derivatives on the balance sheet at fair value. All of the Company’s derivatives are designated as non-hedge derivatives and are utilized to manage cash flow. Although the contracts may be effective economic hedges of specified risks, they are not designated as, nor accounted for, as hedging instruments. Unrealized gains and losses on commodity futures, swaps, and options contracts used to hedge feedstock purchases or biodiesel inventory are recognized as a component of biodiesel costs of goods sold reflected in current results of operations. Unrealized gains and losses on the interest rate swap are recorded in change in fair value of interest rate swap in the Company’s statements of operations.

Valuation of preferred stock conversion feature embedded derivatives

As stated in “Note 1—Organization, Presentation and Nature of the Business”, in connection with the Biofuels Merger, all outstanding shares of Biofuels preferred stock were converted into Company Series A Preferred Stock.

The Series A Preferred Stock terms provide for voluntary and, under certain circumstances, automatic conversion of the Series A Preferred Stock to Common Stock based on a prescribed formula. In addition, shares of Series A Preferred Stock are subject to redemption at the election of the holder beginning February 26, 2014. The redemption price is equal to the greater of (i) an amount equal to $13.75 per share of Series A Preferred Stock plus any and all accrued dividends, not to exceed $16.50 per share, or (ii) the fair market value of the Series A Preferred Stock. Under ASC Topic 815, the Company is required to bifurcate and account for as a separate liability certain derivatives embedded in its contractual obligations. An “embedded derivative” is a provision within a contract, or other instrument, that affects some or all of the cash flows or the value of that contract, similar to a derivative instrument. Essentially, the embedded provision within the contract contains all of the attributes of a free-standing derivative, such as an underlying market variable, a notional amount or payment provision, and can be settled “net,” but the contract, in its entirety, does not meet the ASC Topic 815 definition of a derivative.

The Company has determined that the conversion feature of the Series A Preferred Stock is an embedded derivative because the redemption feature allows the holder to redeem Series A Preferred Stock for cash at a price which can vary based on the fair market value of the Series A Preferred Stock, which effectively provides the holders with a mechanism to “net settle” the conversion option. Consequently, the embedded conversion option must be bifurcated and accounted for separately because the economic characteristics of this conversion option are not considered to be clearly and closely related to the economic characteristics of the Series A Preferred Stock, which is considered more akin to a debt instrument than equity.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

For the three years ended December 31, 2010, 2009 and 2008

(In thousands, except share and per share amounts)

Upon issuance of the Series A Preferred Stock, the Company recorded a liability representing the estimated fair value of the right of holders of the Series A Preferred Stock to receive the fair market value of the Common Stock issuable upon conversion of the Series A Preferred Stock on the redemption date. This liability is adjusted each quarter based on changes in the estimated fair value of such right, and a corresponding income or expense is recorded in change in fair value of the Series A Preferred Stock conversion feature embedded derivatives in the Company’s statements of operations.

The Company uses the option pricing method to value the embedded derivative. The Company used the Black-Scholes options pricing model to estimate the fair value of the conversion option embedded in each series of Biofuels preferred stock prior to February 26, 2010 and the Series A Preferred Stock as of and subsequent to February 26, 2010. The Black-Scholes options pricing model requires the development and use of highly subjective assumptions. These assumptions include the expected volatility of the value of the Company’s equity, the expected conversion date, an appropriate risk-free interest rate, and the estimated fair value of the Company’s equity. The expected volatility of the Company’s equity is estimated based on the volatility of the value of the equity of publicly traded companies in a similar industry and general stage of development as the Company. The expected term of the conversion option is based on the period remaining until the contractually stipulated redemption date of February 26, 2014. The risk-free interest rate is based on the yield on U.S. Treasury STRIPs with a remaining term equal to the expected term of the conversion option. The development of the estimated fair value of the Company’s equity is discussed below in “Valuation of the Company’s Equity.”

The significant assumptions utilized in the Company’s valuation of the embedded derivative are as follows:

	December 31, 2010	February 26, 2010	December 31, 2009	December 31, 2008	June 30, 2008
Expected volatility	40.00%	40.00%	50.00%	55.00%	55.00%
Risk-free rate	4.10%	4.40%	4.11%	4.39%	4.58%

Valuation of seneca holdco liability

Associated with the Company’s transaction with Nova Biosource Fuels, LLC (See Note 6—Acquisitions and Equity Transactions), the Company has the option to purchase (Call Option) and Seneca Holdco, LLC has the option to require the Company to purchase (Put Option) the membership interest of Seneca Landlord, LLC (Landlord) whose assets consist primarily of a biodiesel plant located in Seneca, Illinois. Both the Put Option and the Call Option have a term of seven years and are exercisable by either party at a price based on a pre-defined formula. The Company has determined the fair value of the amounts financed by Seneca Holdco, LLC, the Put Option, and the Call Option using an option pricing model. The fair value represents the probability weighted present value of the gain, or loss, that is realized upon exercise of each option. The option pricing model requires the development and use of highly subjective assumptions. These assumptions include (i) the value of the Landlord’s equity, (ii) expectations regarding future changes in the value of the Landlord’s equity, (iii) expectations about the probability of either option being exercised, including the Company’s ability to list its securities on an exchange or complete a public offering, and (iv) an appropriate risk-free rate. Company management considered current public equity markets, relevant regulatory issues, industry conditions and the Company’s position within the industry when estimating the probability that the Company will raise additional capital. Differences in the estimated probability and timing of this event may significantly impact the fair value assigned to the Seneca Holdco Liability as management has determined it is not likely that the Put Option will become exercisable in the absence of this event.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

For the three years ended December 31, 2010, 2009 and 2008

(In thousands, except share and per share amounts)

The significant assumptions utilized in the Company’s valuation of the Seneca Holdco liability are as follows:

	December 31, 2010	April 9, 2010
Expected volatility	50.00%	50.00%
Risk-free rate	4.10%	4.60%
Probability of IPO	70.00%	60.00%

Preferred stock accretion

Beginning October 1, 2007, the date that the Company determined that there was a more than remote likelihood that the then issued and outstanding preferred stock would become redeemable, the Company commenced accretion of the carrying value of the preferred stock over the period until the earliest redemption date, which was August 1, 2011, to the Biofuels preferred stock’s redemption value, plus accrued but unpaid dividends using the effective interest method. This determination was based upon the current state of the public equity markets which was restricting the Company’s ability to execute a qualified public offering, the Company’s historical operating results, and the volatility in the biodiesel and renewable fuels industries which have resulted in lower projected profitability. Prior to October 1, 2007, the Company had determined that it was not probable that the preferred stock would become redeemable; therefore, the carrying value was not adjusted in accordance with ASC Topic 480-10-S99, Classification and Measurement of Redeemable Securities.

On February 26, 2010, the date the Company determined that there was a more than remote likelihood that the Series A Preferred Stock would become redeemable, the Company commenced accretion of the carrying value of the Series A Preferred Stock over the period until the earliest redemption date (February 26, 2014) to the Series A Preferred Stock’s redemption value, plus accrued but unpaid dividends using the effective interest method. This determination was based upon the current state of the public equity markets which is restricting the Company’s ability to execute a qualified public offering, the Company’s historical operating results, and the volatility in the biodiesel and renewable fuels industries which have resulted in lower projected profitability.

Accretion of $27,239, $44,181 and $26,692 for the years ended December 31, 2010, 2009 and 2008, respectively, has been recognized as a reduction to income available to common stockholders in accordance with paragraph 15 of ASC Topic 480-10-S99.

Valuation of the company’s equity

The Company considered three generally accepted valuation approaches to estimate the fair value of the aggregate equity of the Company: the income approach, the market approach and the cost approach. Ultimately, the estimated fair value of the aggregate equity of the Company was developed using the Income Approach - Discounted Cash Flow (DCF) method.

Material underlying assumptions in the DCF analysis include the gallons produced and managed, gross margin per gallon, expected long-term growth rates and an appropriate discount rate. Gallons produced and managed as well as the gross margin per gallon were determined based on historical and forward-looking market data.

The discount rate used in the DCF analysis is based on macroeconomic, industry and Company-specific factors and reflects the perceived degree of risk associated with realizing the projected cash flows. The selected discount rate represents the weighted average rate of return that a market participant investor would require on an investment in the Company’s debt and equity. The percent of total capital assumed to be comprised of debt and equity when developing the weighted average cost of capital was based on a review of the capital structures of

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

For the three years ended December 31, 2010, 2009 and 2008

(In thousands, except share and per share amounts)

the Company’s publicly traded industry peers. The cost of debt was estimated utilizing the adjusted average Baa-rated corporate bond rate during the previous 12 months representing a reasonable market participant rate based on the Company’s publicly traded industry peers. The Company’s cost of equity was estimated utilizing the capital asset pricing model, which develops an estimated market rate of return based on the appropriate risk-free rate adjusted for the risk of the alternative energy industry relative to the market as a whole, an equity risk premium and a company specific risk premium. The risk premiums included in the discount rate were based on historical and forward looking market data.

Discount rates utilized in the Company’s DCF model are as follows:

	December 31, 2010	February 26, 2010	December 31, 2009	December 31, 2008	June 30, 2008
Discount rate	16.00%	15.00%	13.00%	15.00%	13.50%

Valuations derived from this model are subject to ongoing verification and review. Selection of inputs involves management’s judgment and may impact net income. This analysis is performed on a regular basis and takes into account factors that have changed from the last measurement date or the time of the last Common Stock issuance. Other factors affecting our assessment of price include recent purchases or sales of our Common Stock, if available.

Non-monetary exchanges

The Company records assets acquired and liabilities assumed through the exchange of non-monetary assets based on the fair value of the assets and liabilities acquired or the fair value of the consideration exchanged, whichever is more readily determinable.

Property, plant and equipment

Property, plant and equipment is recorded at cost, including applicable construction-period interest, less accumulated depreciation. Maintenance and repairs are expensed as incurred. Depreciation expense is computed on a straight-line method based upon estimated useful lives of the assets. Estimated useful lives are as follows:

Automobiles and trucks	5 years
Computers and office equipment	5 years
Office furniture and fixtures	7 years
Machinery and equipment	5-30 years
Leasehold improvements	the lesser of the lease term or 30 years
Buildings and improvements	30-40 years

The Company capitalizes interest incurred on debt during the construction of assets in accordance with ASC Topic 838, Interest. For the years ended December 31, 2010, 2009 and 2008, the Company capitalized $713, $0 and $876, respectively, of interest primarily resulting from the construction of the Blackhawk and Seneca biodiesel production facilities.

Goodwill

The Company accounts for goodwill in accordance with ASC Topic 350, Intangibles—Goodwill and Other. Goodwill is reviewed for impairment by reporting unit annually on July 31 or between annual periods when management believes impairment indicators exist. If the carrying value of the reporting unit goodwill is

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

For the three years ended December 31, 2010, 2009 and 2008

(In thousands, except share and per share amounts)

considered impaired, a loss is recognized based on the amount by which the carrying value exceeds the fair market value of the reporting unit goodwill. Fair value is determined using a discounted cash flow methodology involving a significant level of judgment in the assumptions used. Changes to the Company’s strategy or market conditions could significantly impact these judgments and require adjustments to recorded amounts of goodwill. There was no impairment of goodwill recorded in the periods presented.

The following table summarizes goodwill for the Company’s business segments:

	Biodiesel	Services	Total
Beginning balance—January 1, 2009	$—	$16,080	$16,080
Acquisitions	—	—	—

Ending balance—December 31, 2009	—	16,080	16,080
Blackhawk Biofuels acquisition	44,191	—	44,191
CIE acquisition	24,593	—	24,593

Ending balance—December 31, 2010	$68,784	$16,080	$84,864

Impairment of assets

The Company reviews long-lived assets, including property, plant and equipment and definite-lived assets, for impairment in accordance with ASC Topic 360, Property, Plant and Equipment. Asset impairment charges are recorded for long-lived assets and intangible assets subject to amortization when events and circumstances indicate that such assets may be impaired and the undiscounted net cash flows estimated to be generated by those assets are less than their carrying amounts. If estimated future undiscounted cash flows are not sufficient to recover the carrying value of the assets, an impairment charge is recorded for the amount by which the carrying amount of the assets exceeds its fair value. Fair value is determined by management estimates using discounted cash flow calculations.

During 2010, the raw material supply agreements for the New Orleans and Emporia facilities were cancelled. The original agreements were recorded as an intangible asset in the amount of $7,025. As a result of the cancellations, the full amount was charged off during the year ended December 31, 2010.

The Company also impaired deferred financing cost related to the New Orleans project GoZone bonds. The Company determined that it was not probable that the GoZone bonds allocation would be extended past the December 14, 2010 deadline or that the bonds would be issued prior to the deadline, and accordingly, the Company returned its allocation prior to the deadline. The amount of the impairment for the year ended December 31, 2010 was $311.

Total asset impairment charges of $7,494, $833 and $160 were recorded for the years ended December 31, 2010, 2009 and 2008, respectively.

Investments

In connection with the construction of biodiesel production facility for SoyMor Biodiesel, LLC (SoyMor) (collectively with Bell, LLC referred to as “Equity Method Investees”), the Company made an equity investment in this entity. Because the Company has the ability to influence the operating and financial decisions and maintains a position on the board of directors of the Equity Method Investees, the investments are accounted for using the equity method in accordance with ASC Topic 323, Investments—Equity Method and Joint Ventures

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

For the three years ended December 31, 2010, 2009 and 2008

(In thousands, except share and per share amounts)

(ASC Topic 323). Under the equity method, the initial investment is recorded at cost and adjusted to recognize the Company’s ratable share of earnings of the Equity Method Investees. The Company made equity investments in connection with the construction of biodiesel production facilities for Central Iowa Energy, LLC (CIE), Western Iowa Energy, LLC (WIE), Western Dubuque Biodiesel, LLC (WDB) and East Fork Biodiesel, LLC (EFB). Because the Company does not have the ability to influence the operating and financial decisions and does not maintain a position on the board of directors, these investments are accounted for using the cost method in accordance with ASC Topic 323. During 2010, the Company changed its method of accounting for investments in WIE and WDB from the equity method to the cost method due to the Company no longer having the ability to influence the operating and financial decisions of these entities. Under the cost method, the initial investment is recorded at cost and assessed for impairment. The equity investment related to CIE was removed during the purchase price allocation process on March 8, 2010. During the years ended December 31, 2010, 2009 and 2008, the Company recorded impairments in the amount of $400, $200 and $1,400, respectively, on its investment in EFB that was determined to have been other-than-temporarily impaired.

Other noncurrent assets

Other noncurrent assets include costs related to the issuance of debt, spare parts inventory and raw material supply agreement. The debt issuance costs are amortized to interest expense over the life of the related debt agreement. The supply agreement is amortized over the term of the agreement according to the volume of feedstock used in operation.

Revenue recognition

The Company recognizes revenues from the following sources:

•	the sale of biodiesel and its co-products—both purchased and produced by the Company

•	fees received from federal and state incentive programs for renewable fuels

•	fees received for the marketing and sales of biodiesel produced by third parties and from managing operations of third party facilities

Biodiesel sales revenues are recognized where there is persuasive evidence of an arrangement, delivery has occurred, the price has been fixed or is determinable and collectability can be reasonably assured.

Revenues associated with the governmental incentive programs are recognized when the amount to be received is determinable, collectability is reasonably assured, and the sale of product giving rise to the incentive has been recognized.

Fees for managing ongoing operations of third party plants, marketing biodiesel produced by third party plants and from other services are recognized as services are provided. The Company also has performance based incentive agreements that are included as management service revenues. These performance incentives are recognized as revenues when the amount to be received is determinable and collectability is reasonably assured.

The Company acts as a sales agent for certain third parties, thus the Company recognizes revenues on a net basis in accordance with ASC Topic 605-45, Revenue Recognition (ASC Topic 605-45).

Freight

The Company accounts for shipping and handling revenues and costs in accordance with ASC Topic 605-45. The Company presents all amounts billed to the customer for freight as a component of biodiesel sales. Costs incurred for freight are reported as a component of costs of goods sold—biodiesel.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

For the three years ended December 31, 2010, 2009 and 2008

(In thousands, except share and per share amounts)

Advertising costs

Advertising and promotional expenses are charged to earnings during the period in which they are incurred. Advertising and promotional expenses were $80, $235 and $798 for the years ended December 31, 2010, 2009 and 2008, respectively.

Research and development

The Company expenses research and development costs as incurred. Research and development costs totaled $89, $187 and $59 for the years ended December 31, 2010, 2009 and 2008, respectively.

Employee benefits plan

The Company sponsors an employee savings plan under Section 401(k) of the Internal Revenue Code. The Company makes matching contributions equal to 50% of the participant’s pre-tax contribution up to a maximum of 6% of the participant’s eligible earnings. Total expense related to the Company’s defined contribution plan was approximately $245, $218 and $186 for the years ended December 31, 2010, 2009 and 2008, respectively.

Stock-based compensation

The Company has two stock incentive plans. On July 31, 2006, the Biofuels Board of Directors (Biofuels Board) approved the 2006 Stock Incentive Plan. On May 6, 2009, the Company Board of Directors (Company Board) approved the 2009 Stock Incentive Plan. Eligible award recipients are employees, non-employee directors and advisors who provide service to the Company. The Company accounted for stock-based compensation in accordance with ASC Topic 718, Stock Compensation (ASC Topic 718). Compensation expense is measured at the grant-date fair value of the award and recognized as compensation expense over the vesting period.

Income taxes

The Company recognizes deferred taxes by the asset and liability method. Under this method, deferred income taxes are recognized for differences between the financial statement and tax bases of assets and liabilities at enacted statutory tax rates in effect for the years in which differences are expected to reverse. The effect on deferred taxes of a change in tax rates is recognized in income in the period that includes the enactment date. In addition, the carrying amount of deferred tax assets are reviewed to determine whether the establishment of a valuation allowance is necessary. If it is more-likely-than-not that all or a portion of the Company’s deferred tax assets will not be realized, based on all available evidence, a deferred tax valuation allowance would be established. Consideration is given to positive and negative evidence related to the realization of the deferred tax assets. Significant judgment is required in making this assessment.

Deferred tax liabilities were recorded during the year ended December 31, 2010 as a result of the Blackhawk Merger and CIE Asset Purchase. As the deferred tax liabilities were recorded, the resulting decrease in net deferred tax assets required a lower valuation allowance. The release of the associated valuation allowance resulted in an income tax benefit.

Prior to deconsolidation on January 1, 2010 and the Blackhawk Merger, Blackhawk was treated as a partnership for federal and state income tax purposes and generally did not incur income taxes. Instead, its earnings and losses were included in the income tax returns of its members. Therefore, no provision or liability for federal or state income taxes was included in the consolidated financial statements of the Company aside from its pro-rata share determined based on its ownership interest.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

For the three years ended December 31, 2010, 2009 and 2008

(In thousands, except share and per share amounts)

Loss Per Share

Basic and diluted net income (loss) per common share are presented in conformity with the two-class method required for participating securities. The two-class method includes an earnings allocation formula that determines earnings for each class of common stock according to dividends declared and undistributed earnings for the period.

The holders of the Series A Preferred Stock accrue dividends at the rate of $0.88 per share per annum. Dividends are cumulative, accrue on a daily basis from the date of issuance and compound annually from the date of issuance. If dividends on the Series A Preferred Stock have not been paid or declared, the deficiency shall be paid or declared before any dividend is declared for Common Stock. Dividends in arrears do not bear interest. Holders of the Series A Preferred Stock are allowed to participate in the dividends to common stockholders in the event that dividends on Common Stock exceed that of the Series A Preferred Stock as if the Series A Preferred Stock had been converted to Common Stock at the beginning of the year.

The Company calculates the effects of the convertible Series A Preferred Stock on diluted EPS under the if-converted method unless the conversion of the convertible preferred stock is anti-dilutive to basic EPS. The effects of Common Stock options, warrants and restricted stock units on diluted EPS are calculated using the treasury stock method unless the effects are anti-dilutive to EPS.

The following potentially dilutive securities were excluded from the calculation of diluted net loss per share attributable to common stockholders during the periods presented as the effect was anti-dilutive:

	Year ended December 31,
	2010	2009	2008
Options to purchase common stock	218,816	2,208,552	2,284,552
Restricted stock units	2,885,223	—	—
Warrants to purchase common stock	1,054,824	977,435	977,435
Redeemable preferred shares	13,455,522	12,464,357	12,434,004

Total	17,614,385	15,650,344	15,695,991

Pro Forma Net Loss Per Share

Pro forma basic and diluted net income (loss) per share were computed to give effect to (i) the conversion of the Series A Preferred Stock and the exchange of certain common stock warrants into shares of common stock and $75,000 aggregate liquidation preference Series B Preferred Stock with cumulative dividends of 4.50% per annum using the if-converted method and (ii) the issuance of certain shares of common stock pursuant to the termination agreement relating to the glycerin option agreement with USRG Holdco IX, LLC, as though the conversion, exchange and issuance, which are both contingent upon the completion of this offering, had occurred as of the beginning of the period.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

For the three years ended December 31, 2010, 2009 and 2008

(In thousands, except share and per share amounts)

The following table presents the calculation of basic and diluted pro forma net income per share (in thousands, except share and per share data):

	Year ended December 31, 2010
Net loss attributable to the company’s common stockholders		$(50,333)
Plus: undistributed dividends allocated to Series A preferred stockholders		10,027
Plus: accretion of Series A preferred stock to redemption value		27,239
Plus: loss due to change in fair value of Series A preferred stock conversion feature embedded derivatives		8,208
Less: effects of issuance of common stock pursuant to the termination agreement related to the glycerin option agreement
Less: dividends on Series B preferred stock
Less: effects of recapitalization

Pro forma net loss attributable to the company’s common stockholders	$

Basic shares:
Weighted-average shares used to compute basic net loss per share		29,427,120
Pro forma adjustment to reflect assumed conversion of Series A preferred stock to occur upon consummation of the company’s expected initial public offering
Pro forma adjustment to reflect assumed conversion of warrants to occur upon consummation of the company’s expected initial public offering
Pro forma adjustment to reflect issuance of common stock pursuant to the termination agreement related to the glycerin option agreement

Weighted-average shares used to compute basic pro forma net loss per share

Pro forma net income per share attributable to the company’s common stockholders
Basic	$

Diluted	$

Warrants

The Company estimates the fair value of warrants issued and records that balance in additional paid-in-capital in the consolidated balance sheet. Because the warrants relate to the common and preferred stock issued, additional paid-in-capital of common and preferred stock was decreased by a like amount. Subsequent changes in the fair value of the warrants are not recognized in accordance with ASC Topic 815-40, Derivatives and Hedging.

Use of estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the dates of the financial statements and reported amounts of revenues and expenses during the reporting periods. These estimates are based on information that is currently available to management and on various assumptions that the Company believes to be reasonable under the circumstances. Actual results could differ from those estimates.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

For the three years ended December 31, 2010, 2009 and 2008

(In thousands, except share and per share amounts)

New accounting pronouncements

In June 2009, the FASB issued ASU No. 2009-17, Improvements to Financial Reporting by Enterprises Involved with Variable Interest Entities, which amends ASC Topic 810, Consolidations (ASU No. 2009-17). This Statement requires a qualitative analysis to determine the primary beneficiary of a Variable Interest Entity (VIE). The analysis identifies the primary beneficiary as the enterprise that has both the power to direct the activities of a VIE that most significantly impact the VIE’s economic performance and the obligation to absorb losses or the right to receive benefits that could be significant to the VIE. The Statement also requires additional disclosures about an enterprise’s involvement in a VIE. The effective date is the beginning of fiscal year 2010. The Company adopted this statement effective January 1, 2010 which resulted in the deconsolidation of Blackhawk and additional disclosure requirements. See “Note 7—Variable Interest Entities” for additional information.

In January 2010, the FASB issued Accounting Standards Update (ASU) No. 2010-06, Fair Value Measurements and Disclosures (ASU 2010-06), which amends ASC Topic 820, adding new requirements for disclosures for Levels 1 and 2, separate disclosures of purchases, sales issuances, and settlements related to Level 3 measurements and clarification of existing fair value disclosures. ASU 2010-06 is in effect for interim and annual periods beginning after December 15, 2009, except for the requirement to provide Level 3 activity of purchases, sales, issuances, and settlements on a gross basis, which will be effective for fiscal years beginning after December 15, 2010. The adoption of this guidance did not have a material effect on the Company’s financial statements and the Company does not anticipate the remaining disclosures will have a material effect on the Company’s financial statements.

Note 3—Stockholders’ Equity of The Company

Common stock

On February 26, 2010, the Company filed its restated certificate of incorporation with the Secretary of State of Delaware. The restated certificate of incorporation authorized 140,000,000 shares of Common Stock at a par value of $0.0001 per share. See “Note 6—Acquisitions and Equity Transactions” for information related to Common Stock issued in connection with the Acquisitions.

Each holder of Common Stock is entitled to one vote for each share of Common Stock held on all matters submitted to a vote of stockholders. Subject to preferences that may apply to shares of outstanding Series A Preferred Stock as outlined below, the holders of outstanding shares of the Common Stock are entitled to receive dividends. After the payment of all preferential amounts required to the holders of Series A Preferred Stock, all of the remaining assets of the Company available for distribution shall be distributed ratably among the holders of Common Stock.

Common stock issued during 2008:

On May 9, 2008, the Company issued 1,980,488 shares of common stock in conjunction with Blackhawk’s purchase of a 45 mmgy biodiesel plant in Danville, Illinois. See “Note 5—Blackhawk” for information related to the Blackhawk transaction.

On June 26, 2008 and October 21, 2008, the Company issued 3,726,830 and 136,585 shares of common stock, respectively, in connection with the acquisition of a 35 mmgy biodiesel production facility located in Houston, Texas from U.S. Biodiesel Group. See “Note 6—Acquisitions and Equity Transactions” for information related to the acquisition.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

For the three years ended December 31, 2010, 2009 and 2008

(In thousands, except share and per share amounts)

On October 21, 2008, the Company issued 126,340 shares of common stock to a third party in exchange for certain manufacturing equipment. The shares issued were then transferred from the third party to U.S. Biodiesel Group.

Common stock issued during 2009:

On August 3, 2009, the Company issued 10,000 and 10,000 shares of common stock to Todd & Sargent, Inc. and The Weitz Group, LLC, respectively, in exchange for renegotiating a note payable.

On August 17, 2009, the Company issued 250,000 shares of common stock to GATX Corporation in conjunction with renegotiating rail car leases.

Common stock issued during 2010:

On February 26, 2010, the Company issued 6,753,311 shares of Common Stock to the shareholders of Blackhawk in exchange for outstanding shares of Blackhawk.

On March 8, 2010, the Company issued 4,252,830 shares of Common Stock to CIE and to Houlihan Smith & Company in connection with the purchase of substantially all CIE company assets.

On April 9, 2010, the Company issued 500,000 shares of Common Stock to West LB in connection with the issuance of a Revolving Credit Agreement to the Company.

On July 16, 2010, the Company issued 598,295 shares of Common Stock in connection with the purchase of substantially all Tellurian and ABDF assets.

On September 21, the Company issued 2,150,000 shares of Common Stock to ARES Corporation in connection with the purchase of substantially all the assets held by Clovis and cash.

Common stock warrants

Under the Company’s outstanding warrants, the holder may purchase the number of shares of Common Stock underlying each warrant held for a purchase price ranging from $2.23 to $11.00 per share. The warrant holder may “net exercise” the warrants and use the common shares received upon exercise of the warrants outstanding as the consideration for payment of the exercise price.

The warrant holders are generally protected from anti-dilution by adjustments for any stock dividends, stock split, combination, or other recapitalization.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

For the three years ended December 31, 2010, 2009 and 2008

(In thousands, except share and per share amounts)

The following table summarizes the number of shares reserved for the exercise of common stock purchase warrants as of December 31:

Issued to	Issuance date	Expiration date	Exercise price per share	Warrants outstanding 2009	Warrants outstanding 2010
Viant	*August 1, 2006	August 1, 2011	$9.50	41,474	—
Viant	*August 11, 2006	August 11, 2011	$9.50	10,526	—
Viant	*September 15, 2006	September 15, 2011	$9.50	26,956	—
Viant	*December 22, 2006	December 22, 2011	$9.50	69,053	—
Viant	April 25, 2008	April 25, 2018	$10.00	100,000	—
Natural Gas Partners VIII	August 1, 2006	August 1, 2014	$9.50	70,313	70,313
Entities affiliated with NGP Energy Technology Partners	August 1, 2006	August 1, 2014	$9.50	70,312	70,312
Natural Gas PartnersVIII	December 22, 2006	December 22, 2014	$9.50	117,187	117,187
Entities affiliated with NGP Energy Technology Partners	December 22, 2006	December 22, 2014	$9.50	117,188	117,188
Viant	June 26, 2007	June 26, 2015	$11.00	10,526	—
Natural Gas Partners VIII	July 18, 2007	July 18, 2015	$11.00	22,727	22,727
NGP Energy Technologies	July 18, 2007	July 18, 2015	$11.00	22,727	22,727
West Central	July 18, 2007	July 18, 2015	$11.00	22,727	22,727
E D & F Man	July 18, 2007	July 18, 2015	$11.00	22,727	22,727
Bunge	July 18, 2007	July 18, 2015	$11.00	9,090	9,090
U.S. Biodiesel Group	June 26, 2008	June 26, 2018	$10.25	243,902	243,902
Blackhawk warrant holders	February 26, 2010	February 25, 2015	$2.53	—	335,924

				977,435	1,054,824

*	The Company reissued these warrants on April 25, 2008 at terms not substantially different from the original date noted here.

The fair value of the warrants issued in April and June 2008 and February 2010 was determined using the common stock value as of June 30, 2008 and February 26, 2010. The deemed fair value of the underlying common stock on June 30, 2008 and February 26, 2010 was $0.89 and $6.03, respectively. The methodology used to determine the fair value of the Company’s common stock on those dates is further discussed in “Note 2—Summary of Significant Accounting Policies”. Because the Company’s stock is not publicly traded, the Company used the average historical volatility rate for publicly traded companies that are engaged in similar alternative fuel activities to those of the Company for a similar time period as the expected life of the warrants. The expected life of the warrants was determined based upon the contractual term of the agreements.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

For the three years ended December 31, 2010, 2009 and 2008

(In thousands, except share and per share amounts)

No common stock warrants were issued during 2009. For purposes of determining the fair value of common stock warrants issued, the Company used the Black-Scholes option pricing model and the assumptions set forth in the table below:

	2010	2008
The weighted average fair value of warrants issued (per warrant)	$3.28 - $3.86	$0.19
Dividend yield	0%	0%
Weighted average risk-free interest rate	2.2%	3.0%
Weighted average expected volatility	45%	55%
Expected life in years	1.00 - 6.00	10.00

Stock issuance costs

In addition to the warrants, other direct costs of obtaining capital by issuing the common and preferred stock were deducted from related proceeds with the net amount recorded as preferred stock or stockholders’ equity. Direct costs incurred for the years ended December 31, 2010 and 2008 were $862 and $480, respectively. There were no stock issuance costs during 2009.

Note 4—Redeemable Preferred Stock

The Company’s restated certificate of incorporation filed on February 26, 2010 authorizes 60,000,000 shares of preferred stock, including 14,000,000 shares of Series A preferred stock, with a par value of $0.0001. The Company’s Board of Directors has discretion, subject to the approval of certain shareholders, as to the designation of voting rights, dividend rights, redemption price, liquidation preference and other provisions of each issuance. See “Note 6—Acquisitions and Equity Transactions” for information related to the cancellation of all outstanding Biofuels preferred stock on February 26, 2010 and the issuance of Series A Preferred Stock in connection with the Acquisitions.

The following summarizes each series of Preferred Stock as of December 31:

	2009
	Series A preferred stock	Series B preferred stock	Series AA preferred stock	Series BB preferred stock	Total
Shares outstanding	6,578,947	2,236,361	558,140	3,090,909	12,464,357
Carrying amount	$71,870	$36,721	$4,994	$35,537	$149,122
Redemption amount	$146,850	$55,405	$6,000	$39,332	$247,587

In connection with the Company’s acquisition of Biofuels and Blackhawk, the Company cancelled the four outstanding series of preferred stock and each share of Biofuels preferred share was converted into a share of Series A preferred stock.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

For the three years ended December 31, 2010, 2009 and 2008

(In thousands, except share and per share amounts)

The following summarizes the changes in outstanding shares for each series of Preferred Stock for fiscal years ended December 31:

	Series A preferred stock	Series B preferred stock	Series AA preferred stock	Series BB Preferred stock	Total
January 1, 2008	6,578,947	1,999,998	—	—	8,578,945
Issuances	—	206,010	558,140	3,090,909	3,855,059

December 31, 2008	6,578,947	2,206,008	558,140	3,090,909	12,434,004
Issuances	—	30,353	—	—	30,353

December 31, 2009	6,578,947	2,236,361	558,140	3,090,909	12,464,357
Exchange of REG Holdco preferred stock	(6,578,947)	(2,236,361)	(558,140)	(3,090,909)	(12,464,357)
Issuances	13,455,522	—	—	—	13,455,522

December 31, 2010	13,455,522	—	—	—	13,455,522

The rights, preferences, privileges and restrictions granted to and imposed on the Preferred Stock are set forth below. The holders of Preferred Stock are generally protected from anti-dilution by adjustments for any stock dividends, stock split, combination or other recapitalization.

Dividend provisions

The holders of the Series A Preferred Stock accrue dividends at the rate of $0.88 per share per annum. Dividends are cumulative, accrue on a daily basis from the date of issuance and compound annually from the date of issuance. If dividends on the Series A Preferred Stock have not been paid or declared, the deficiency shall be paid or declared before any dividend is declared for Common Stock. Dividends in arrears do not bear interest. Holders of the Series A Preferred Stock are allowed to participate in the dividends to common stockholders in the event that dividends on Common Stock exceed that of the Series A Preferred Stock as if the Series A Preferred Stock had been converted to Common Stock at the beginning of the year. Holders of at least seventy-five percent of the outstanding shares of the Series A Preferred Stock that were issued in exchange for shares of the Series A, Series AA, Series B or Series BB Biofuels Preferred Stock, pursuant to the Biofuels Merger agreement (Preferred Supermajority) may vote to waive the timing or amount of any dividend payment. The Company has not declared any dividends on the Series A Preferred Stock outstanding. Dividends previously accrued on the Biofuels preferred stock were forgone in connection with the Biofuels Merger and issuance of the Series A Preferred Stock. There were $10,027 of the Series A Preferred Stock dividends in arrears as of December 31, 2010 and $33,388 of Biofuels preferred stock dividends in arrears as of December 31, 2009.

Liquidation rights

Upon the occurrence of a voluntary or involuntary liquidation (including consolidations, mergers or sale of assets as defined by the preferred stock agreement), if the remaining net assets of the Company are sufficient, the holders of the Series A Preferred Stock shall be paid no less than liquidation value plus all dividends in arrears (whether or not declared), out of the assets of the Company legally available for distribution to its stockholders, before any payment or distribution is made to any holders of Common Stock.

If upon any liquidation or dissolution, the remaining net assets of the Company are insufficient to pay the amount that the Series A Preferred Stock holders are due as indicated above, the holders of Series A Preferred Stock will share ratably in any distribution of the remaining assets of the Company.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

For the three years ended December 31, 2010, 2009 and 2008

(In thousands, except share and per share amounts)

Conversion rights

All shares of the Series A Preferred Stock will be converted into shares of Common Stock at a 1 to 1 conversion ratio:

a)	of a closing of the sale of shares of Common Stock at a level at or exceeding $22.00, in a Qualified Public Offering (QPO), requiring aggregate proceeds to the Company of at least $40 million, or

b)	specified in a written contract or agreement of the Preferred Supermajority, or

c)	the shares of Common Stock have a closing price on NASDAQ or any national securities exchange in excess of $24.75 per share for ninety (90) consecutive trading days with an average daily trading volume on such trading days of at least US $8,000.

Voting rights

Each holder of the Series A Preferred Stock is entitled to the number of votes equal to the number of shares of Common Stock into which the Series A Preferred Stock held by such holder are convertible.

Additionally, the Company is prohibited, without obtaining the approval of the Preferred Supermajority from performing certain activities including, but not limited to, amending shareholder agreements, redeeming or purchasing any outstanding shares of the Company, declaring dividends, making certain capital expenditures and merging or consolidating with other entities.

Redemption rights

On or after February 26, 2014, the Preferred Supermajority may require that the Company redeem all or part of the issued and outstanding shares of the Series A Preferred Stock out of funds lawfully available; provided, however, that any such redemptions equal in the aggregate $5,000. The redemption price is the greater of the fair market value per share at the date of the redemption election or $13.75 per share of the Series A Preferred Stock, plus accrued and unpaid preferred stock dividends, not to exceed $16.50 per share.

The following table demonstrates certain preferred stock attributes. All amounts are per share:

Series A preferred stock
Original issue price	$11.00
Dividend rate per annum	$0.88
Common stock price to trigger automatic conversion	$22.00
Series A Preferred Stock holders required for super majority	75%
Redemption option price	$13.75
Liquidation price	$13.75

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

For the three years ended December 31, 2010, 2009 and 2008

(In thousands, except share and per share amounts)

The following table demonstrates the redemption requirements for each of the next five fiscal years ended December 31:

Series A preferred stock
2011	$—
2012	—
2013	—
2014	222,016
2015	—

Preferred stock issued during 2008:

On May 9, 2008, the Company issued 127,273 shares of Series B Preferred Stock to Bunge as part of the Blackhawk Biofuels, LLC acquisition of a biodiesel facility in Danville, Illinois.

On June 26, 2008, the Company issued 558,140 and 3,090,909 shares of Series AA Preferred and Series BB Preferred, respectively, as part of the Company’s acquisition of a 35 mmgy biodiesel production facility in Houston, Texas and a terminal facility in Stockton, California.

During 2008, the Company issued 78,737 shares of Series B Preferred Stock to West Central as payment for administrative services.

Preferred stock issued during 2009:

On April 8, 2009, the Company issued 30,353 shares of Series B Preferred to West Central for payment of administrative services.

Preferred stock issued during 2010:

On February 26, 2010, the Company exchanged 700,000 shares of Common Stock issued to USRG Holdco V LLC, Ohana Holdings LLC, ED&F Man Holdings B.V. and others for 700,000 shares of Series A Preferred Stock.

The Company applied the guidance in EITF Topic No. D-42: The Effect on the Calculation of Earnings per Share for the Redemption or Induced Conversion of Preferred Stock (codified to ASC 260-10 S99-2) in regards to the exchange of common shares for preferred shares and the exchange of one series of preferred shares for a different series of preferred shares.

The Company compared the fair value of the preferred shares issued to the carrying amount of the preferred and common shares that were redeemed. The excess of the carrying amount of preferred and common shares that were redeemed over the fair value of the preferred shares issued was recorded as an increase in additional paid-in capital and was added to net earnings available to common shareholders.

On February 26, 2010, the Company issued 132,680 shares of Series A Preferred Stock to the shareholders of Blackhawk in exchange for the outstanding Series A Units of Blackhawk.

On March 8, 2010, the Company issued 158,485 shares of Series A Preferred Stock to CIE and to Houlihan Smith & Company in connection with the purchase of substantially all of CIE company assets.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

For the three years ended December 31, 2010, 2009 and 2008

(In thousands, except share and per share amounts)

Note 5—Blackhawk

On May 9, 2008 the Company was party to a transaction, whereby Blackhawk purchased a 45 mmgy biodiesel production facility under construction located in Danville, Illinois from Biofuels Company of America, LLC. Blackhawk received the plant assets under construction and assumed a term construction loan with principal outstanding of $24,650 in exchange for $5,250 in cash and 1,980,488 shares of Common Stock of the Company set forth in the purchase agreement at $10.25 per share. Additionally, the Company issued 127,273 shares of Series B Preferred Stock with a per share value of $11.00 as established in the purchase agreement, to Bunge North America, Inc. (Bunge) on behalf of Blackhawk. In exchange for the Series B Preferred Stock Blackhawk entered into a soy oil supply agreement with Bunge. In exchange for the Biofuels Common and Biofuels Preferred Stock issued, the Company received a subordinated convertible note from Blackhawk with a par value of $21,700.

Simultaneously with this transaction the Company entered into a MOSA with Blackhawk to manage the operations of the newly acquired plant as well as a design-build agreement to perform construction services retrofitting the plant to produce biodiesel using alternative feedstocks. Finally, the Company received 51,563 warrants to purchase membership units in Blackhawk at $0.01 per share at anytime with no scheduled expiration. The warrants were received by the Company as compensation for providing a guarantee of $1.5 million in indebtedness of Blackhawk under the term construction loan and they vest 20% per year after the date of issuance until fully vested.

The Company held 1,000,000 membership units of Blackhawk as of May 9, 2008 and subsequently received an additional 327,017 units, 658,052 units and 145,307 units in 2008, 2009 and 2010, respectively, in lieu of interest on the subordinated convertible note. The Company’s interest represents ownership interests in Blackhawk of 11.6% and 12.4% as of December 31, 2009 and February 26, 2010, respectively.

Prior to January 1, 2010, the Company consolidated Blackhawk according to the then requirements of ASC Topic 810 as they were determined to be the primary beneficiary (PB). The Company determined it was the PB as it holds significant variable interests resulting in it receiving the majority of Blackhawk’s expected losses or the majority of its expected residual returns. Variable interests in Blackhawk held by the Company are the subordinated convertible note, membership units, guaranty of indebtedness of up to $1,500, warrants, MOSA, and the design-build agreement.

As a result of the consolidation, all accounts of Blackhawk have been included with the Company’s financial statements as of May 9, 2008, the date of the transaction. As required by ASC Topic 810 the assets, including cash of $2,225, and liabilities consolidated by the Company were recorded at their relative fair values. The fair value of the Biofuels Common and Biofuels Preferred Stock transferred as consideration was determined as further discussed in “Note 2—Summary of Significant Accounting Policies” and is summarized as follows:

	Fair value	Fair value per share
Common	$1,763	$0.89
Series B Preferred	1,231	$9.67

Total	$2,994

The assets and liabilities consolidated by the Company from Blackhawk did not represent a business as defined in ASC Topic 805, Business Combinations, therefore no goodwill was recorded. Accordingly, the Company consolidated Blackhawk and accounts for the membership units not held by the Company as a noncontrolling interest.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

For the three years ended December 31, 2010, 2009 and 2008

(In thousands, except share and per share amounts)

On January 1, 2010, the Company deconsolidated Blackhawk as a result of adopting ASU No. 2009-17, as it was determined that the Company was no longer the PB (Blackhawk Deconsolidation). Although the financial arrangements mentioned above resulted in the Company holding substantial variable interests in Blackhawk, they did not give the Company the power to direct the activities that most significantly impact Blackhawk’s economic performance. Consequently, subsequent to adopting this accounting pronouncement, the Company deconsolidated Blackhawk. See “Note 7—Variable Interest Entities” for additional information. Upon deconsolidation, an equity investment in Blackhawk of $3,969 and a subordinated convertible note receivable of $24,298 were recognized at fair value using the option available under ASC Topic 825, Financial Instruments, and the previously consolidated amounts were removed from the consolidated balance sheet. The difference between the amounts recognized at fair value and the removal of the previously consolidated amounts was recorded to retained earnings (accumulated deficit).

On February 26, 2010, the Company completed the Blackhawk Merger. See “Note 6—Acquisitions and Equity Transactions” for additional information regarding the accounting for the Blackhawk Merger.

Note 6—Acquisitions and Equity Transactions

On February 26, 2010, the Company completed its mergers with Biofuels and Blackhawk and on March 8, 2010 the Company completed the asset purchase of CIE. The Company also completed the asset purchase of Nova Biosource Fuels, Inc. on April 8, 2010, an asset purchase of Tellurian and ABDF on July 16, 2010 and an asset purchase of Clovis on September 21, 2010.

REG Biofuels, Inc.

On February 26, 2010, the Company completed its merger with Biofuels.

Pursuant to the Second Amended and Restated Agreement and Plan of Merger, executed November 20, 2009, dated and effective as of the original execution date, May 11, 2009, REG Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of the Company was merged with and into Biofuels. Upon consummation of the merger, Biofuels became a wholly owned subsidiary of the Company. At the closing, each share of Biofuels’ Common Stock issued and outstanding immediately prior to the effective time was converted into the right to receive one share of the Common Stock, $0.0001 par value per share, and each share of Biofuels’ preferred stock issued and outstanding immediately prior to the effective time was converted into the right to receive one share of the Series A Preferred Stock, $0.0001 par value per share.

The Company accounted for the Biofuels Merger as a business combination in accordance with ASC Topic 805. When accounting for the exchange of shares between entities under common control, the entity that receives the net assets shall initially recognize the assets and liabilities transferred at their carrying amounts in the accounts of the transferring entity at the date of transfer.

As the transaction was accounted for with carryover basis, no goodwill was recognized in conjunction with the Biofuels Merger, and no significant contingent assets or liabilities were acquired or assumed in the Biofuels Merger.

Blackhawk Biofuels LLC

On February 26, 2010, the Company completed the Blackhawk Merger.

Pursuant to the Second Amended and Restated Agreement and Plan of Merger, executed November 21, 2009, dated and effective as of the original execution date, May 11, 2009, REG Danville, LLC, a wholly owned

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

For the three years ended December 31, 2010, 2009 and 2008

(In thousands, except share and per share amounts)

subsidiary of the Company, was merged with and into Blackhawk. Upon consummation of the merger, Blackhawk became a wholly owned subsidiary of the Company and changed its name to REG Danville, LLC. Pursuant to the Blackhawk Merger, each outstanding Blackhawk Series A Units (other than such units held by Biofuels or any affiliate of Biofuels) was converted into 0.4479 shares of Common Stock and 0.0088 shares of Series A Preferred Stock. Each outstanding warrant for the purchase of Series A units of Blackhawk became exercisable for the purchase of shares of Common Stock, with the number of shares and exercise price per share adjusted appropriately based on the 0.4479 shares exchange ratio. The former members of Blackhawk have received 132,680 shares of Series A Preferred Stock and 6,753,311 shares of Common Stock.

The following table summarizes the final allocations of the purchase price to the fair values of the assets acquired and liabilities assumed at the date of acquisition:

Allocation at February 26, 2010
Assets (liabilities) acquired:
Cash	$1
Restricted cash	2,002
Other current assets	859
Property, plant and equipment	55,253
Goodwill	44,191
Other noncurrent assets	231
Line of credit	(350)
Other current liabilities	(3,621)
Notes payable	(48,743)
Other noncurrent liabilities	(6,802)

Fair value of common and preferred stock issued	$43,021

The acquisition price is summarized as follows:

	Value at February 26, 2010
	Fair value	Fair value per share
Fair value of stock issued:
Warrants	$1,269	$3.78
Common Stock	40,721	$6.03
Series A Preferred Stock	1,031	$7.77

Total	$43,021

Since all of REG Danville’s revenues for the period from February 26, 2010 through December 31, 2010 consisted entirely of tolling fees from REG Marketing & Logistics Group, LLC (REG Marketing), they were eliminated on a consolidated basis.

Central Iowa Energy LLC

On March 8, 2010, the Company completed its acquisition of substantially all of the assets of CIE.

Pursuant to the Second Amended and Restated Asset Purchase Agreement, executed November 20, 2009, dated and effective as of the original execution date, May 8, 2009, REG Newton, LLC, a wholly owned subsidiary of the Company, acquired substantially all assets and liabilities of CIE. At closing, the Company delivered to CIE an aggregate of 158,485 shares of Series A Preferred Stock and 4,252,830 shares of Common Stock.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

For the three years ended December 31, 2010, 2009 and 2008

(In thousands, except share and per share amounts)

The following table summarizes the final allocation of the purchase price to the fair values of the assets acquired and liabilities assumed at the date of acquisition:

Allocation at March 8, 2010
Assets (liabilities) acquired:
Cash	$403
Restricted cash	300
Other current assets	483
Property, plant and equipment	32,153
Goodwill	24,593
Line of credit	(550)
Other current liabilities	(1,927)
Notes payable	(23,925)
Other noncurrent liabilities	(4,652)

Fair value of common and preferred stock issued	$26,878

The acquisition price is summarized as follows:

	Final value at March 8, 2010
	Fair value	Fair value per share
Fair value of stock issued:
Common Stock	$25,645	$6.03
Series A Preferred Stock	1,233	$7.77

Total	$26,878

Since all of REG Newton’s revenues for the period from March 8, 2010 through December 31, 2010 consisted entirely of contract manufacturing fees from REG Marketing, they were eliminated on a consolidated basis.

The following pro forma condensed combined results of operations assume that the Blackhawk Merger and CIE Asset Acquisition were completed as of January 1, 2010, 2009, and 2008, respectively:

	2010	2009	2008
Revenues	$216,609	$135,216	$157,901
Net loss	$(24,633)	$(74,890)	$(18,613)

Nova Biosource Fuels, Inc.

On April 8, 2010, the Company entered into a series of agreements related to the asset purchase agreement with Nova Biosource Fuels, Inc. In September 2009, the United States Bankruptcy Court for the District of Delaware entered an order authorizing the sale of assets by Nova Biofuels Seneca, LLC (Nova Seneca) and Nova Biosource Technologies, LLC, (Nova Technologies), to a wholly owned subsidiary of Biofuels, pursuant to terms of an Asset Purchase Agreement, dated as of September 23, 2009 (the Nova Asset Purchase Agreement). The assets of Nova Seneca and Nova Technologies (the Seneca Assets), including the 60 mmgy biodiesel facility located in Seneca, Illinois (Seneca Facility) was acquired from Chapter 11 debtors in possession initially by the Company and immediately thereafter was sold to an entity named Seneca Landlord, LLC (Landlord) which is

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

For the three years ended December 31, 2010, 2009 and 2008

(In thousands, except share and per share amounts)

indirectly owned by three significant stockholders of the Company or their affiliates: Bunge North America, Inc., USRG Holdco V, LLC and West Central Cooperative. These stockholder parties facilitated the transactions described above by, among other things, creating Landlord, agreeing to invest $4,000 for repairs to the Seneca Facility and in consideration therefore received guarantees of certain payments and other obligations from the Company described below.

REG Seneca and Landlord entered into a Lease Agreement that governs REG Seneca’s lease of the Seneca Facility from Landlord. The Lease has a term of 7 years on a net lease basis covering the debt service on $36,250 of mortgage indebtedness against the Seneca Facility, as well as taxes, utilities, maintenance and other operating expenses.

REG Seneca will pay Landlord a $600 per year fee (Fee), payable $150 per quarter, which is guaranteed by the Company. During the term of the lease, Seneca Holdco has a put option to the Company of the Landlord equity interests after one year, April 8, 2011, provided the Company has a minimum excess net working capital (as defined) of 1.5 times the put/call price. During this time, the Company also has a call option of the Landlord equity interests. The put/call price is the greater of three times the initial investment or an amount yielding a 35% internal rate of return. If the put/call is exercised within three years, the Fee and distributions in the first three years are credited to the put/call price. At the time the put or call is exercised, the Company will issue 150,000 shares of Common Stock to Seneca Holdco.

The Company determined that the Seneca Assets do not constitute a business as defined under ASC Topic 805 on the basis that the Seneca Assets are not an integrated set of activities or assets that are capable of being conducted or managed in a manner that would provide any economic benefit or return to the Company. As a result, the Company accounted for the purchase of the Seneca Assets as an asset acquisition. Neither goodwill nor a gain from a bargain purchase was recognized in conjunction with the acquisition, and no significant contingent assets or liabilities were acquired or assumed in the acquisition.

See “Note 7—Variable Interest Entities” for information on the accounting of the aforementioned transaction.

Tellurian Biodiesel, Inc. and American BDF, LLC

On July 16, 2010, the Company issued 598,295 shares and up to an additional 731,250 shares of Common Stock for certain assets of Tellurian and ABDF. Tellurian was a California-based biodiesel company and marketer. ABDF was a joint venture owned by Golden State Service Industries, RTI and Tellurian had previously focused on building a national array of small biodiesel plants that would convert used cooking oil into high quality, sustainable biodiesel. The purchase connects RTI’s national used cooking oil collection system, with more than 16,000 installations, with the Company’s national network of biodiesel manufacturing facilities. The fair value of the Common Stock issued as consideration, of $3,027, was allocated to a supply agreement intangible. The fair value of any additional shares of Common Stock issued will be allocated to a supply agreement intangible asset as additional shares are earned by the counterparty. Amounts allocated to the supply agreement intangible asset will be amortized over the term of the supply agreement.

Clovis Biodiesel, LLC

On September 21, 2010, REG Clovis, LLC, a wholly owned subsidiary of the Company, acquired substantially all assets of Clovis Biodiesel, LLC, a wholly owned subsidiary of the ARES Corporation. At closing, the Company delivered to ARES Corporation 2,150,000 shares of Common Stock in exchange for the assets of Clovis and $8,000 cash.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

For the three years ended December 31, 2010, 2009 and 2008

(In thousands, except share and per share amounts)

The Company determined that the Clovis assets do not constitute a business as defined under ASC Topic 805 on the basis that the Clovis assets are not an integrated set of activities or assets that are capable of being conducted or managed in a manner that would provide any economic benefit or return to the Company. As a result, the Company accounted for the purchase of the Clovis assets as an asset acquisition. Neither goodwill nor a gain from a bargain purchase was recognized in conjunction with the acquisition, and no significant contingent assets or liabilities were acquired or assumed in the acquisition.

The following table summarizes the final allocation of the purchase price to the fair values of the assets acquired and liabilities assumed at the date of acquisition:

Final allocation at September 21, 2010
Assets acquired:
Cash	$8,000
Property, plant and equipment	2,191

Fair value of common stock issued	$10,191

The final acquisition price is summarized as follows:

	Final value at September 21, 2010
	Fair value	Fair value per share
Fair value of stock issued:
Common Stock	$10,191	$4.74

Note 7—Variable Interest Entities

In June 2009, the FASB amended its guidance on accounting for VIEs through the issuance of ASU No. 2009-17. The new accounting guidance resulted in a change in our accounting policy effective January 1, 2010. Among other things, the new guidance requires a qualitative analysis to determine the PB of a VIE, requires continuous assessments of whether an enterprise is the PB of a VIE and amends certain guidance for determining whether an entity is a VIE. Under the new guidance, a VIE must be consolidated if the enterprise has both (a) the power to direct the activities of the VIE that most significantly impact the entity’s economic performance and (b) the obligation to absorb losses or the right to receive benefits from the VIE that could potentially be significant to the VIE. This new accounting guidance was effective for the Company on January 1, 2010 and was applied prospectively.

On January 1, 2010, the Company deconsolidated Blackhawk after performing a reassessment under this new guidance. Blackhawk had previously been consolidated due to the variable interests held by the Company. Variable interests in Blackhawk held by the Company as of January 1, 2010 included a subordinated convertible note, membership units, guaranty of indebtedness of up to $1,500, warrants and the MOSA. Although these financial arrangements resulted in the Company holding substantial variable interests in Blackhawk, they did not empower the Company to direct the activities that most significantly impact Blackhawk’s economic performance. Consequently, subsequent to this change in accounting policy, the Company deconsolidated Blackhawk.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

For the three years ended December 31, 2010, 2009 and 2008

(In thousands, except share and per share amounts)

The Company accounted for its interests in Blackhawk using the fair value options available under ASC Topic 825, Financial Instruments, from the date of deconsolidation on January 1, 2010 until the date of merger on February 26, 2010. The following table represents the deconsolidating entries as of January 1, 2010:

	As reported January 1, 2010	Adjustment	As adopted
ASSETS
Current assets:
Cash	$5,855	$(206)	$5,649
Restricted cash	2,156	(2,002)	154
Current assets	29,691	1,098	30,789

Total current assets	37,702	(1,110)	36,592

Property, plant and equipment, net	124,429	(43,209)	81,220
Goodwill	16,080	—	16,080
Noncurrent assets	22,347	27,731	50,078

Total assets	$200,558	$(16,588)	$183,970

LIABILITIES AND EQUITY (DEFICIT)
Current liabilities:
Revolving line of credit	$350	$(350)	$—
Current maturities of notes payable	2,756	(815)	1,941
Current liabilities	23,810	(1,144)	22,666

Total current liabilities	26,916	(2,309)	24,607
Notes payable	25,749	(23,630)	2,119
Other liabilities	25,902	(8,516)	17,386

Total liabilities	78,567	(34,455)	44,112

Redeemable preferred stock	149,122	—	149,122
Equity (deficit):
Company stockholders’ equity (deficit):
Common stock	2	—	2
Common stock—additional paid-in-capital	15,676	1,192	16,868
Warrants—additional paid-in-capital	4,619	—	4,619
Retained earnings (accumulated deficit)	(60,905)	30,152	(30,753)

Total stockholders’ equity (deficit)	(40,608)	31,344	(9,264)
Noncontrolling interests	13,477	(13,477)	—

Total equity (deficit)	(27,131)	17,867	(9,264)

Total liabilities and equity (deficit)	$200,558	$(16,588)	$183,970

The Company has invested in four network plants owned by independent investment groups. Those companies are SoyMor Biodiesel, LLC (SoyMor), Western Iowa Energy, LLC (WIE), Western Dubuque Biodiesel, LLC (WDB) and East Fork Biodiesel, LLC (EFB). See “Note 11—Investments” for the investment amounts and the related condensed financial information of these investments. The Company evaluated each investment and determined we do not hold an interest in any of our investments in network plants that would give us the power to direct the activities that most significantly impact the economic performance of the network plant. As a result, the Company is not the PB and does not consolidate these VIE’s.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

For the three years ended December 31, 2010, 2009 and 2008

(In thousands, except share and per share amounts)

The Company has 50% ownership in 416 S. Bell, a joint venture where control is equally shared. The Company determined that neither partner in the joint venture has the power to direct the activities that most significantly impact the economic performance of the joint venture individually. As a result, the Company is not the PB and does not consolidate this VIE.

The carrying values and maximum exposure for all unconsolidated VIE’s as of December 31, 2010 are as follows:

	Investments	Maximum exposure
Investment:
SoyMor	$1,107	$1,119
WIE	576	576
WDB	2,005	2,005
416 S Bell	571	2,949

	$4,259	$6,649

On April 8, 2010, the Company determined that Landlord was a VIE and was consolidated into the Company’s financial statements as it is the PB. See “Note 6—Acquisitions and Equity Transactions” for a description of the acquisition. The Company has a put/call option with Seneca Holdco to purchase Landlord and currently leases the plant for production of biodiesel, both of which represent a variable interest in Landlord that are significant to the VIE. Although the Company does not have an ownership interest in Seneca Holdco, it was determined that the Company is the PB due to the related party nature of the entities involved, the Company’s ability to direct the activities that most significantly impact Landlord’s economic performance and the design of Landlord that ultimately gives the Company the majority of the benefit from the use of Seneca’s assets. The Company has elected the fair value option available under ASC Topic 825 on the $4,000 investment made by Seneca Holdco and the associated put and call options (the Seneca Holdco Liability). Changes in the fair value after the date of the transaction are recorded in earnings. Those assets are owned by, and those liabilities are obligations of, Landlord, not the Company.

As of December 31, 2010, the Company has finalized the allocation of fair value in the Seneca transaction to the assets acquired and liabilities assumed. There was no change in valuation between the preliminary and final allocation. The following table summarizes the allocation of the purchase price to the fair values of the assets and liabilities recorded by the Company as a result of the transaction and subsequent consolidation of Landlord:

Final allocation at April 8, 2010
Assets (liabilities) acquired:
Restricted cash	$4,000
Property, plant and equipment	39,314
Current liabilities	(400)
Seneca Holdco liability	(6,664)
Notes payable	(36,250)

Fair value of consideration	$—

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

For the three years ended December 31, 2010, 2009 and 2008

(In thousands, except share and per share amounts)

Note 8—Inventories

Inventories consist of the following at December 31:

	2010	2009
Raw materials	$7,297	$743
Work in process	281	22
Finished goods	21,407	12,075

Total	$28,985	$12,840

Note 9—Property, Plant and Equipment

Company owned property, plant and equipment consists of the following at December 31:

	2010	2009
Land	$704	$—
Building and improvements	21,834	12,122
Leasehold improvements	6,556	4,932
Machinery and equipment	82,007	51,801

	111,101	68,855
Accumulated depreciation	(12,647)	(10,488)

	98,454	58,367
Construction in process	67,937	66,062

Total	$166,391	$124,429

Seneca Landlord property, plant and equipment consists of the following at December 31:

	2010	2009
Building and improvements	$18,445	$—
Leasehold improvements	6	—
Machinery and equipment	24,824	—

	43,275	—
Accumulated depreciation	(723)	—

	42,552	—
Construction in process	140	—

Total	$42,692	$—

Note 10—Intangible Assets

Intangible assets consist of the following at December 31:

	2010	2009
Raw material supply agreement intangibles	$3,027	$7,025
Ground lease	200	200
Accumulated amortization	(58)	(22)

Total intangible assets	$3,169	$7,203

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

For the three years ended December 31, 2010, 2009 and 2008

(In thousands, except share and per share amounts)

The raw material supply agreement acquired during 2010 (see “Note 6—Acquisitions and Equity Transactions”) is amortized over its 15 year term based on actual usage under the agreement. The Company determined the estimated amount of raw materials to be purchased over the life of the agreement to calculate a per pound rate of consumption. The rate is then multiplied by the actual usage each period for expense reporting purposes. As discussed in Note 2—Summary of Significant Accounting Policies, the raw material supply agreement intangible recorded as of December 31, 2009 was charged off during 2010.

Amortization expense of $36, $22 and $0 for intangible assets is include in cost of goods—biodiesel in the statement of operations for the years ended December 31, 2010, 2009 and 2008, respectively.

Estimated amortization expense for fiscal years ended December 31 is as follows:

2011	$125
2012	125
2013	173
2014	181
2015	189
Thereafter	2,376

Total	$3,169

Note 11—Investments

Investments consist of the following at December 31:

	2010		2009
	Ownership	Balance	Ownership	Balance
Investment and accumulated earnings in:
SoyMor	9%	$1,107	9%	$1,354
WIE (a)	2%	576	2%	602
WDB (b)	8%	2,005	8%	2,195
416 S Bell	50%	571	50%	598
CIE (c)		—	4%	1,000
EFB (d)		—	4%	400

Total (e)		$4,259		$6,149

(a)	As of May 2010, the accounting method for this investment changed from the equity method to the cost method due to the Company no longer having the ability to significantly influence the operations of WIE, since at that time the Company no longer managed that facility and no employee of the Company held a position on the WIE Board of Directors.
(b)	As of August 2010, the accounting method for this investment was changed from the equity method to the cost method due to the Company no longer having the ability to significantly influence the operations of WDB, since at that time the Company no longer managed that facility.
(c)	During the first quarter of 2010, the Company purchased Central Iowa Energy LLC (See Note 6—Acquisitions and Equity Transactions). Through the purchase price allocation, the Company eliminated its investment in Central Iowa Energy.
(d)	As of June 2010, the Company impaired the remaining investment amount of $400. On December 28, 2010, East Fork Biodiesel (EFB) filed its Articles of Dissolution with the Iowa Secretary of State.
(e)	The investments include deferred tax assets of $942 and $677 as of December 31, 2010 and 2009, respectively, fully offset by a valuation allowance.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

For the three years ended December 31, 2010, 2009 and 2008

(In thousands, except share and per share amounts)

The condensed financial information of equity method investments as of and for the years ended December 31, is as follows:

	2010	2009
Condensed balance sheet:
Total current assets	$352	$15,530

Total noncurrent assets	$23,407	$90,846

Total current liabilities	$585	$31,260

Total noncurrent liabilities	$5,270	$9,303

	2010	2009	2008
Condensed statement of operations:
Sales	$6,895	$74,164	$144,734
Costs of goods sold	(5,970)	(70,859)	(139,515)
Operating and other expenses	(6,838)	(6,551)	(10,753)

Net loss	$(5,913)	$(3,246)	$(5,534)

Note 12—Other Assets

Prepaid expense and other current assets consist of the following at December 31:

	2010	2009
Income taxes receivable	$—	$553
Commodity derivatives and related collateral, net	1,636	1,774
Prepaid insurance	1,088	1,105
Prepaid service contracts	215	272
Prepaid raw materials	—	325
Deposits	306	—
Network Plant notes receivable (a)	—	483
Other	688	177

Total	$3,933	$4,689

a)	The Company has certain arrangements with the Network Plants that require funds to be remitted to the Network Plant upon sale of product to the end customer before amounts have been collected by the Company. In exchange, the Network Plant agrees to pay the Company a fee equal to 50 basis points in excess of the Company’s cost of working capital as computed from time to time.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

For the three years ended December 31, 2010, 2009 and 2008

(In thousands, except share and per share amounts)

Other noncurrent assets consist of the following at December 31:

	2010	2009
Debt issuance costs (net of accumulated amortization of $1,381 in 2010 and $318 in 2009)	$2,790	$1,420
Spare parts inventory	4,498	4,726
Prepaid taxes	—	412
Other	533	937

Total	$7,821	$7,495

Note 13—Accrued Expenses and Other Liabilities

Accrued expenses and other liabilities consist of the following at December 31:

	2010	2009
Accrued property taxes	$916	$792
Accrued employee compensation	987	858
Accrued interest	249	193
Unfavorable lease obligation, current portion	1,129	1,829
Other	268	525

Total	$3,549	$4,197

Other noncurrent liabilities consist of the following at December 31:

	2010	2009
Fair value of interest rate swap	$612	$1,031
Liability for unrecognized tax benefits	1,500	1,500
Deferred grant revenue	745	—
Straight-line lease liability	2,524	—
Deferred credit related to investment in Blackhawk	—	7,484

Total	$5,381	$10,015

As a result of the merger with Blackhawk on February 26, 2010, the Company recognized a deferred tax asset and an associated deferred credit related to excess taxable basis over book basis on its investment in Blackhawk. The Company reflected the related amounts on its consolidated balance sheet as of December 31, 2009 as the acquisition represented a recognizable subsequent event that will reverse in the foreseeable future. The deferred credit was reversed through retained earnings (accumulated deficit) on January 1, 2010 upon adoption of ASU 2009-17 resulting in the deconsolidation of Blackhawk.

In connection with the acquisition of U.S. Biodiesel Group on June 26, 2008, the Company assumed a ground lease associated with its terminal facility in Houston, Texas. The terms of the lease require the Company to pay above market rentals through the remainder of the lease term expiring in 2021. The Company has recorded an intangible liability for this arrangement that will be amortized as an adjustment to lease expense over the remaining lease term.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

For the three years ended December 31, 2010, 2009 and 2008

(In thousands, except share and per share amounts)

The unfavorable lease obligation consists of the following:

	2010	2009
Unfavorable lease obligation	$13,612	$13,612
Accumulated amortization	(1,190)	—

Total unfavorable lease obligation	12,422	13,612
Current portion	(1,129)	(1,829)

	$11,293	$11,783

The unfavorable lease obligation is amortized over the contractual period the Company is required to make rental payments under the lease.

An amortization benefit of $1,190 and $0 for the years ended December 31, 2010 and 2009, respectively, for noncurrent liabilities is included in the cost of biodiesel sales.

Estimated amortization benefit for the fiscal years ending December 31 is as follows:

2011	$1,129
2012	1,129
2013	1,129
2014	1,129
2015	1,129
Thereafter	6,777

$12,422

On May 1, 2010, the Company amended its lease of a terminal facility in Houston, Texas. The amended agreement is through December 2021 and changes the monthly lease payment. For the year ending December 31, 2010, the fixed payment is reduced from $515 to $165. For the year ending December 31, 2011, the fixed monthly lease payment will increase on a quarterly basis throughout the year resulting in monthly lease payments of $215, $275, $350 and $450. From January 1, 2012, and continuing thereafter, the monthly lease payment will be $515, subject to escalation, on an annual basis, utilizing the producer price index. Due to the scheduled increase in lease payments over the life of the lease, the Company is recording a straight-line lease liability related to the monthly payments pursuant to ASC Topic 840, Leases. The straight-line lease liability is recorded in other liabilities on the consolidated balance sheet.

Note 14—Borrowings

The Company’s borrowings are as follows:

	2010	2009
REG Danville term loan	$23,634	$24,445
REG Newton term loan	23,611	—
Revenue bond	2,030	2,360
Other	1,050	1,700

Total Notes Payable	$50,325	$28,505

Seneca Landlord term loan	$36,250	$—

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

For the three years ended December 31, 2010, 2009 and 2008

(In thousands, except share and per share amounts)

On February 26, 2010, in connection with the Blackhawk Merger, one of the Company’s subsidiaries, REG Danville, assumed a $24,600 term loan. The term loan matures November 2011. The Illinois Finance Authority guarantees 61% of the term loan and the remaining amount is secured by the Danville facility. The term loan bears interest at a fluctuating rate per annum equal to the LIBOR rate plus the applicable margin of 400 basis points through December 31, 2010 and 2009 (effective rate at December 31, 2010 and 2009 was 4.26% and 4.23%, respectively). Amounts outstanding on the term loan were $23,634 and $24,445 as of December 31, 2010 and 2009, respectively. Until June 30, 2010, REG Danville was required to make only monthly payments of accrued interest. Beginning on July 1, 2010, REG Danville is required to make monthly principal payments equal to $135 plus accrued interest. In addition to these monthly payments, as the result of an amendment to the loan agreement, REG Danville is required to make annual principal payments equal to 50% of REG Danville’s Excess Cash Flow, or the 50% Excess Payment, with respect to each fiscal year until $2,500 has been paid from the Excess Cash Flow. Excess Cash Flow is equal to EBITDA less certain cash payments made during the period including principal payments, lease payments, interest payments, tax payments, approved distributions and capital expenditures. Excess Cash Flow is measured annually; therefore, no amounts have yet been paid. Thereafter, REG Danville is required to make annual payments equal to 25% of its Excess Cash Flow. The entire outstanding balance on the loan is included in current liabilities because the loan matures in November 2011.

REG Danville also had a revolving line-of-credit with a borrowing capacity of $190 which expired on November 30, 2010. The revolving line of credit accrues interest at the prime rate plus 25 basis points or the 30-day LIBOR plus 300 basis points as determined at the election of REG Danville at the time of borrowing and is secured by all plant assets owned by REG Danville. Borrowings outstanding under the line-of-credit were $0 and $350 as of December 31, 2010 and 2009, respectively.

In March 2010, as part of the CIE Asset Purchase, REG Newton assumed the term debt of CIE and refinanced the term debt (AgStar Loan). Amounts outstanding as of December 31, 2010 of $23,611 require interest to be accrued based on 30-day LIBOR or 2.00%, whichever is higher, plus 300 basis points (effective rate at December 31, 2010 was 5.00%). The debt is secured by all plant assets owned by REG Newton. The Company has a limited guarantee related to the obligations under the AgStar Loan, which provides that the company will not be liable for more than the unpaid interest on the AgStar Loan that has accrued during an 18-month period beginning on March 8, 2010. REG Newton is required to make interest only payments on a monthly basis through February 2011. Beginning in March 2011, REG Newton will be required to make reduced principal payments of $60 plus interest through September 2011. Beginning in October 2011, REG Newton will be required to make principal payments of $120 plus interest until the maturity date of March 8, 2013. Beginning on January 1, 2011, under the AgStar Loan, REG Newton is required to maintain a debt service reserve account (Debt Reserve) equal to 12-monthly payments of principal and interest on the AgStar Loan. At each fiscal year end thereafter until such time as the balance in the Debt Reserve contains the required 12-months of payments, REG Newton must deposit an amount equal to its Excess Cash Flow. The AgStar Loan agreement defines Excess Cash Flow as EBITDA, less the sum of required debt payments, interest expense, any increase in working capital from the prior year until working capital exceeds $6,000, up to $500 in maintenance capital expenditure, allowed distributions and payments to fund the Debt Reserve. Also beginning on January 1, 2011, provided that REG Newton is in compliance with the working capital ratios and the Debt Reserve is funded, REG Newton must make an annual payment equal to 50% of its Excess Cash Flow calculated based upon the prior year’s audited financial statements within 120 days of the fiscal year end.

In March 2010, REG Newton obtained a revolving line-of-credit (AgStar Line) with an aggregate borrowing capacity of $2,350 which expired on March 7, 2011. The debt is secured by REG Newton’s account receivable and inventory. The Company has guaranteed the obligations under the AgStar Line. The revolving line of credit

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

For the three years ended December 31, 2010, 2009 and 2008

(In thousands, except share and per share amounts)

accrues interest at 30-day LIBOR or 2.00%, whichever is higher, plus 300 basis points (effective rate at December 31, 2010 was 5.00%). Borrowings outstanding under the line-of-credit were $550 as of December 31, 2010.

On April 9, 2010, Landlord entered into a note payable agreement with West LB. The balance of the note as of December 31, 2010 is $36,250. The note requires that interest be accrued at different rates based on whether it is a Base Rate Loan or Eurodollar Loan at either 2.0% over the higher of 50 basis points above the Federal Funds Effective Rate or the WestLB prime rate for Base Rate Loans or 3.0% over adjusted LIBOR for Eurodollar Loans. The loan was a Eurodollar Loan through December 31, 2010 (effective rate at December 31, 2010 was 3.26%). Interest is paid monthly. Principal payments have been deferred until April 2012. At that time, Landlord will be required to make estimated monthly principal payments of $201 with remaining unpaid principal due at maturity on April 8, 2017. The note payable is secured by the property located at the Seneca location.

On April 9, 2010, REG Marketing & Logistics Group, LLC and REG Services, together with the Company as guarantor, (the WestLB Loan Parties) entered into a Revolving Credit Agreement (WestLB Revolver) with WestLB AG (WestLB). The initial available credit amount under the WestLB Revolver is $10,000 with additional lender increases up to a maximum commitment of $18,000. Advances under the WestLB Revolver are limited to the amount of certain qualifying assets of the WestLB Loan Parties that secure amounts borrowed. The WestLB Revolver requires the WestLB Loan Parties to maintain compliance with certain financial covenants. The term of the WestLB Revolver is two years. The interest rate varies depending on the loan type designation and is either 2.0% over the higher of 50 basis points above the Federal Funds Effective Rate or the WestLB prime rate for base rate loans or 3.0% over adjusted LIBOR for Eurodollar loans (effective rate at December 31, 2010 was 3.26%). The WestLB Revolver is secured by assets and ownership interests of REG Marketing and REG Services. Borrowings outstanding under the line-of-credit were $9,000 as of December 31, 2010.

The credit agreements of the subsidiaries mentioned above contain various customary affirmative and negative covenants. Many of the agreements, but not all, also contain certain financial covenants, including a current ratio, net worth ratio, fixed charge coverage ratio, maximum funded debt to earnings before interest depreciation and amortization ratio and a maximum capital expenditure limitation. Negative covenants include restrictions on incurring certain liens; making certain payments, such as distributions and dividend payments; making certain investments; transferring or selling assets; making certain acquisitions; and incurring additional indebtedness. The agreements generally provide that the payment of obligations may be accelerated upon the occurrence of customary events of default, including, but not limited to, non-payment, change of control, or insolvency.

The Company was in compliance with all restrictive financial covenants associated with its borrowings as of December 31, 2010 with the exception to the REG Danville bank debt. REG Danville received a waiver from the bank that cured the financial covenants noncompliance on the bank debt as of December 31, 2010. We expect that REG Danville will not be in compliance as of March 31, 2011, which will require us to obtain another waiver.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

For the three years ended December 31, 2010, 2009 and 2008

(In thousands, except share and per share amounts)

Maturities of the borrowings are as follows for the years ending December 31:

2011	$25,551
2012	3,740
2013	24,234
2014	2,766
2015	2,757
Thereafter	27,527

Total	86,575
Less: current portion	(25,551)

$61,024

Note 15—Income Taxes

The tax effects of temporary differences that give rise to the Company’s deferred tax assets and liabilities at December 31 are as follows:

	2010		2009
	Current	Noncurrent	Current	Noncurrent
Deferred Tax Assets:
Property, plant and equipment	$—	$—	$—	$4,932
Goodwill	—	14,028	—	15,720
Net operating loss carryforwards	—	24,029	—	12,057
Tax credit carryforwards	—	3,068	—	3,068
Alternative minimum tax carryforwards	—	—	—	211
Start-up costs	—	1,580	—	—
Stock-based compensation	—	1,725	—	5,332
Investment in Blackhawk	—	—	—	6,163
Seneca Holdco liability	—	4,014	—	—
Notes payable—Seneca Landlord, LLC	—	13,983	—	—
Deferred revenue	3,599	287	2,192	—
Houston terminal lease	—	1,673	—	823
Other	1,248	579	600	559

Deferred tax assets	4,847	64,966	2,792	48,865
Deferred Tax Liabilities:
Prepaid expenses	(536)	—	(534)	—
Property, plant and equipment	—	(10,022)	—	—
Property, plant and equipment—Seneca Landlord, LLC	—	(16,477)	—	—
Deferred revenue cost of goods sold	(3,450)	—	(1,279)	—
Other	(67)	(41)	—	(141)

Deferred tax liabilities	(4,053)	(26,540)	(1,813)	(141)

Net deferred tax assets	794	38,426	979	48,724
Valuation allowance	(794)	(36,926)	(979)	(47,224)

Net deferred taxes	$—	$1,500	$—	$1,500

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

For the three years ended December 31, 2010, 2009 and 2008

(In thousands, except share and per share amounts)

The Company reviews the carrying amount of its deferred tax assets to determine whether the establishment of a valuation allowance is necessary. If it is more-likely-than-not that all or a portion of the Company’s deferred tax assets will not be realized, based on all available evidence, a deferred tax valuation allowance would be established. Consideration is given to positive and negative evidence related to the realization of the deferred tax assets. Significant judgment is required in making this assessment.

In evaluating the available evidence, management considers, among other factors, historical financial performance, expectation of future earnings, length of statutory carry forward periods, experience with operating loss and tax credit carry forwards not expiring unused, tax planning strategies and time of reversals of temporary differences. In evaluating losses, management considers the nature, frequency and severity of losses in light of the conditions giving rise to those losses. As of December 31, 2010, management concluded that the book and tax losses that result in cumulative losses represent negative evidence. This evidence provides negative evidence that cannot be overcome by positive and objectively verifiable evidence. Based on this evaluation, management has concluded a valuation allowance was required for the entire amount of the Company’s net deferred tax assets since positive, objectively verifiable evidence was not available to prove that it was more-likely-that-not that the Company would be able to realize these assets.

If future results provide positive, objectively verifiable evidence, that evidence will be considered in determining whether some or all of the valuation allowance will be reversed.

Income tax benefit (expense) for the years ended December 31 is as follows:

	2010	2009	2008
Current income tax (expense) benefit
Federal	$—	$—	$628
State	—	—	518

	—	—	1,146
Deferred income tax (expense) benefit
Federal	(9,419)	(3,267)	(219)
State	(962)	(467)	(79)
Net operating loss carryforwards	11,972	7,041	8,566
Other	(481)	(316)	—

	1,110	2,991	8,268

Income tax benefit before valuation allowances	1,110	2,991	9,414
Deferred tax valuation allowances	2,142	(48,203)	—

Income tax benefit (expense)	$3,252	$(45,212)	$9,414

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

For the three years ended December 31, 2010, 2009 and 2008

(In thousands, except share and per share amounts)

Income tax expense attributable to operations differed from the expense computed using the federal statutory rate primarily as a result of the change in tax status of the Company from its predecessors, state income taxes, net of federal income tax effects, income or loss from the change in fair value of embedded conversion feature of preferred stock, incentive stock options and various tax credits available to the Company as a result of its manufacture and sale of biodiesel. A comparison of the statutory and effective income tax benefits and reasons for related differences follows:

	2010	2009	2008
U.S. Federal income tax benefit at a statutory rate of 35 percent	$(8,452)	$(7,895)	$(8,853)
Minority interest taxed at member level	—	3,177	976
State taxes, net of federal income tax benefit	(863)	(1,128)	(981)
(Gain)/loss on embedded derivative	3,166	936	(834)
Transaction costs	386	1,210	—
Conversion of stock options to restricted stock units	3,917	—	—
Other, net	736	709	278

Total benefits for income taxes before valuation allowances	(1,110)	(2,991)	(9,414)
Valuation allowances	(2,142)	48,203	—

Total (benefits) expenses for income taxes	$(3,252)	$45,212	$(9,414)

In accordance with ASC Topic 740, Income Taxes, the Company periodically reviews its portfolio of uncertain tax positions. An uncertain tax position represents the Company’s expected treatment of a tax position taken in a filed tax return, or planned to be taken in a tax return not yet filed, that has not been reflected in measuring income tax expense for financial reporting purposes. The Company does not recognize income tax benefits associated with uncertain tax positions where it is determined that it is not more-likely-than-not, based on the technical merits, that the position will be sustained upon examination.

A reconciliation of the total amounts of unrecognized tax benefits at December 31 is as follows:

	2010	2009	2008
Beginning of year balance	$1,500	$1,500	$—
Increases to tax positions expected to be taken	—	—	1,500
Increases to tax positions taken during prior years	—	—	—
Decreases to tax positions taken during prior years	—	—	—
Decreases due to lapse of statute of limitations	—	—	—

End of year balance	$1,500	$1,500	$1,500

The amount of unrecognized tax benefits at December 31, 2010, 2009 and 2008 that would affect the effective tax rate if the tax benefits were recognized was $1,028. The remaining liability was related to tax positions for which there is a related deferred tax asset. The Company does not believe it is reasonably possible that the amounts of unrecognized tax benefits will significantly increase or decrease over the next twelve months. Interest and penalties related to unrecognized tax benefits are recognized in income tax expense. The Company has not recorded any such amounts in the periods presented.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

For the three years ended December 31, 2010, 2009 and 2008

(In thousands, except share and per share amounts)

The Company files it’s tax returns according to the tax laws of the jurisdictions in which it operates, which includes the U.S. federal jurisdictions, and various state jurisdictions. The U.S. Internal Revenue Service has completed its examination of the Company’s federal income tax returns for all periods through 2008. Various state income tax returns also remain subject to examination by taxing authorities.

Note 16—Stock-based Compensation

Renewable Energy Group:

On July 31, 2006, the Biofuels Board approved the 2006 Stock Incentive Plan (the 2006 Plan). The 2006 Plan provides for 2,500,000 shares of Biofuels Common Stock to be available for option grants. Option grants are awarded at the discretion of the Board. Options expire ten years from the date of the grant. There are no performance conditions associated with the options.

The Biofuels Common Stock options are generally protected from anti-dilution via adjustments for any stock dividends, stock split, combination or other recapitalization.

On May 6, 2009, the Company’s Board approved the 2009 Stock Incentive Plan (the 2009 Plan). The 2009 Plan provides for 5,400,000 shares of Company Common Stock to be made issuable under the plan. Restricted stock or restricted stock units may be awarded under the plan at the discretion of the Board. Restricted stock units may not be sold, transferred, pledged, assigned, or otherwise alienated until the lapse of the period of restriction. The restrictions will lapse with respect to the restricted stock units upon vesting, at which point each restricted stock unit (RSU) will be immediately converted into one share of common stock. The restricted stock units have no conversion price.

In connection with a change of control, Biofuels, at its discretion, may cancel options in exchange for a payment per share in cash of an amount equal to the excess, if any, of the change of control price per share over the exercise price of the option. On August 18, 2010, the Biofuels Board cancelled the stock options held by company employees. This cancellation was concurrent with the issuance of the restricted stock units under the 2009 Plan. The remaining options held by non-employees were assumed by the Company and will remain outstanding under the 2009 Plan with the same conditions as under the 2006 Plan.

There were no newly issued stock options granted during 2009 or 2010. For purposes of determining the fair value of stock options awarded in 2008, the Company used a Black-Scholes option pricing model and the assumptions set forth in the table below:

2008
Weighted average fair value of options granted (per option)	$ 0.06
Dividend yield	0%
Range of risk-free interest rates	2.94 - 4.96%
Weighted average risk-fee interest rate	4.78%
Weighted average expected volatility	88%
Weighted average expected life in years	5.6
Weighted average fair value of common stock	$ 0.89

As provided for by ASC Topic 718, the Company applied the simplified method in estimating the average expected life of the options. The simplified method assumes that early exercise of the option will occur between the vesting date and expiration date of the option.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

For the three years ended December 31, 2010, 2009 and 2008

(In thousands, except share and per share amounts)

Because the Company’s stock is not publicly traded, the Company used the average historical volatility rate for publicly traded companies that are engaged in similar alternative fuel activities to those of the Company. In order to estimate the expected volatility as of the grant date, the Company used a simple average of the volatility for a similar time period as the expected life of the options and the current implied volatility of exchange traded options.

The following table summarizes information about Common Stock options granted, exercised, forfeited, vested and exercisable:

	Amount of options	Weighted average exercise price	Weighted average contractual term
Options outstanding—January 1, 2008	2,303,052	$9.54	9.2 years
Granted	35,000	$10.25
Exercised	—
Forfeited	(53,500)	$9.78

Options outstanding—December 31, 2008	2,284,552	$9.55	7.7 years
Granted	—
Exercised	—
Forfeited	(76,000)	$9.93

Options outstanding—December 31, 2009	2,208,552	$9.54	6.8 years
Granted	—
Exercised	—
Forfeited	(30,500)	$9.50	7.1 years
Cancelled	(1,959,236)	$9.55	6.5 years

Options outstanding—December 31, 2010	218,816	$9.50	5.6 years

Options exercisable—December 31, 2010	218,816	$9.50	5.6 years

The following table summarizes additional information about stock options as of December 31:

	2010	2009	2008
Estimated unrecognized compensation cost for nonvested options	$—	$144	$1,989
Weighted average term the expense will be recognized	0.0 years	0.7 years	0.9 years

All stock options that remain outstanding are fully vested and exercisable.

There was no intrinsic value of options granted, exercised or outstanding during the periods presented.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

For the three years ended December 31, 2010, 2009 and 2008

(In thousands, except share and per share amounts)

On August 18, 2010, the Company Board approved the distribution of restricted stock units to employees of the Company. The cancellation of the 2006 Plan stock options and issuance of the restricted stock units was accounted for in accordance with ASC Topic 718. We followed modification accounting which requires the Company to recognize expense based upon the excess fair value of the new awards over the original awards as determined on the modification date. The excess fair value was calculated based upon the difference between the fair value of the restricted stock unit price at issuance and the fair value of the stock options cancelled utilizing the Black-Scholes options pricing model as of the same date. The Company used the assumptions set forth in the table below for the Black-Scholes options pricing model:

2010
The weighted average fair value of restricted stock units issued (per unit)	$0.13 - $0.75
Dividend yield	0%
Weighted average risk-free interest rate	0.5% - 1.4%
Weighted average expected volatility	40% - 50%
Expected life in years	1.25 - 4.00

The 2009 Plan is generally protected from anti-dilution via adjustments for any stock dividends, stock split, combination or other recapitalization.

The following table summarizes information about the Company’s Common Stock restricted stock units granted, exercised, forfeited, vested and exercisable:

	Amount of awards	Weighted average issue price
Awards outstanding—December 31, 2009	—
Issued	2,890,723	$5.00
Forfeited	(5,500)	$4.74

Awards outstanding—December 31, 2010	2,885,223	$5.00

The restricted stock units issued will cliff vest at the earlier of expressly provided service or performance conditions. The service period for these RSU awards is a three year period from the grant date. The performance conditions provide for immediate vesting upon various conditions including a change in control or other common stock liquidity events. The Company is recording the stock compensation expense over the three year service period.

Stock-based compensation cost relating to the stock options and restricted stock units was $1,376, $2,522 and $3,574 for the years ended December 31, 2010, 2009 and 2008, respectively. The stock-based compensation costs were included as a component of selling, general and administrative expenses. The remaining expense yet to be recorded for the restricted stock unit awards is $10,580 over a period of 2.7 years.

Blackhawk:

Blackhawk had an equity-based compensation plan which provided for the issuance of options to purchase an aggregate of 650,000 units of Blackhawk to members of the Blackhawk Board of Managers, for the purpose of providing services to facilitate the construction and planned future operations of the plant. Options to purchase the entire 650,000 units were issued on June 30, 2006. The options are exercisable at a purchase price of $1.00

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

For the three years ended December 31, 2010, 2009 and 2008

(In thousands, except share and per share amounts)

per unit at any time from and after the date on which the plant commences operations (vesting date) and will continue for a period of one year following such date, after which all such rights shall terminate. During December 2008, Blackhawk commenced operations and at that time the unit options were fully vested.

On May 9, 2008, Blackhawk issued an option for the purchase of an additional 100,000 units to an outside consultant for services related to the project. This option is exercisable at a purchase price of $2.00 per unit at any time from and after the date on which the plant commences operations and will continue for a period of seven years following such date, after which all such rights shall terminate.

The following table presents the weighted average assumptions used to estimate the fair values of the units underlying the options granted to members of the board of managers and consultant in the periods presented, using the Black-Scholes option pricing model. The risk-free interest rate for periods within the contractual life of the option is based on the U.S. Treasury yield curve in effect at the time of grant.

2008
Weighted average fair value of options granted (per option)	$1.00
Dividend yield	0%
Weighted average—risk fee interest rate	5%
Weighted average—expected volatility	25%
Weighted average—expected life in years	3

On February 26, 2010, the Blackhawk stock-based compensation plan was cancelled due to the merger with the Company. The outstanding options at the time of the merger were converted into Common Stock warrants of the Company.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

For the three years ended December 31, 2010, 2009 and 2008

(In thousands, except share and per share amounts)

Note 17—Related Party Transactions

Related parties include certain investors as well as entities in which the company has an equity method investment or an investment combined with a MOSA or board seat. Investors defined as related parties include (i) the investor having ten percent or more ownership, including convertible preferred stock, in the Company or (ii) the investor holding a board seat on the Company’s Board of Directors.

Summary of Related Party Transactions

		2010		2009		2008
	Revenues—Biodiesel sales	$4,261	(a)	$17,157	(a)	$10,723	(a)
	Revenues—Services	$660	(b)	$1,121	(b)	$5,236	(b)
	Cost of goods sold—Biodiesel	$112,891	(c)	$53,379	(c)	$39,349	(c)
	Cost of goods sold—Services	$291	(d)	$—	(d)	$—	(d)
	Selling, general, and administrative expenses	$1,601	(e)	$1,836	(e)	$1,946	(e)
	Other income	$—	(f)	$355	(f)	$—	(f)
	Interest expense	$334	(g)	$26	(g)	$—	(g)
	Interest income	$180	(h)	$—	(h)	$—	(h)
	Purchase of property, plant and equipment	$—	(i)	$—	(i)	$416	(i)
	Proceeds from the sale of long lived assets	$—	(j)	$3,032	(j)	$—	(j)
(a)	Represents transactions with related parties as follows:
	West Central	$20		$11		$30
	E D & F Man	4,241		14,299		10,023
	Bunge	—		2,807		—
	Network Plants	—		40		670

		$4,261		$17,157		$10,723

(b)	Represents transactions with related parties as follows:
	Network Plants	$660		$1,121		$4,843
	E D & F Man	—		—		393

		$660		$1,121		$5,236

(c)	Represents transactions with related parties as follows:
	West Central	$14,739		$21,893		$38,851
	Network plants	1,493		—		—
	Bunge	96,659		31,183		—
	E D & F Man	—		303		498

		$112,891		$53,379		$39,349

(d)	Represents transactions with Network Plants
(e)	Represents transactions with related parties as follows:
	West Central	$174		$328		$1,309
	416 S. Bell, LLC	344		688		603
	Bunge	993		617		—
	E D & F Man	90		203		34

		$1,601		$1,836		$1,946

(f)	Represents transactions with ED&F Man
(g)	Represents transactions with related parties as follows:
	West Central	$123		$—		$—
	Bunge	211		26		—

		$334		$26		$—

(h)	Represents transactions with Blackhawk Biofuels
(i)	Represents transactions with West Central
(j)	Represents transactions with ED&F Man

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

For the three years ended December 31, 2010, 2009 and 2008

(In thousands, except share and per share amounts)

Summary of Related Party Balances

		2010		2009
	Accounts receivable	$1,146	(a)	$2,328	(a)
	Prepaid inventory	$—	(b)	$269	(b)
	Accounts payable	$3,827	(c)	$5,415	(c)
(a)	Represents balances with related parties as follows:
	West Central	$22		$123
	Network Plants	12		1,065
	Bunge	46		24
	E D & F Man	1,066		1,116

		$1,146		$2,328

(b)	Represents balances with Bunge
(c)	Represents balances with related parties as follows:
	West Central	$2,539		$2,951
	Network Plants	2		2,293
	Bunge	1,286		127
	E D & F Man	—		44

		$3,827		$5,415

West Central Cooperative

The Company purchases once-refined soy oil from West Central. Purchases from West Central were $14,739 $21,893 and $38,848 for the years ended December 31, 2010, 2009 and 2008, respectively. The Company also had biodiesel and co-product sales which totaled $20, $11 and $30 for the years ended December 31, 2010, 2009 and 2008, respectively.

West Central leases the land under the Company’s production facility at Ralston, Iowa to the Company at an annual cost of one dollar. The Company is responsible for the property taxes, insurance, utilities and repairs for the facility relating to this lease. The lease has an initial term of twenty years and the Company has options to renew the lease for an additional thirty years.

At the time of the signing of the contribution agreement, the Company executed an asset use agreement with West Central to provide the use of certain assets, such as office space, maintenance equipment and utilities. The agreement requires the Company to pay West Central its proportionate share of certain costs incurred by West Central. This agreement has the same term as the land lease. Selling, general and administrative expenses included in the statement of operations related to this agreement totaled $40, $40 and $40 for the years ended December 31, 2010, 2009 and 2008, respectively.

At the time of the signing of the contribution agreement, the Company entered into a contract for services with West Central, to provide certain corporate and administrative services such as human resources, information technology, and accounting. The agreement requires the Company to pay West Central the proportionate share of the costs associated with the provision of services, plus a 15% margin. The agreement had an initial one-year term and is cancellable thereafter upon six months notice by either party. Selling, general, and administrative expenses included in the statement of operations related to this agreement totaled $134, 288 and $1,269 for the years ended December 31, 2010, 2009 and 2008, respectively.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

For the three years ended December 31, 2010, 2009 and 2008

(In thousands, except share and per share amounts)

In addition to the amounts above, the Company recorded $0, $0 and $3 of other costs of goods sold for the years ended December 31, 2010, 2009 and 2008, respectively.

The Company also acquired $0, $0 and $416 of property, plant and equipment from West Central during the years ended December 31, 2010, 2009 and 2008, respectively.

In addition to the amounts above, the Company recorded interest expense of and $123, $0 and $0 for the December 31, 2010, 2009 and 2008, respectively.

Accounts receivable includes net balances due from West Central of $22 and $123 at December 31, 2010 and 2009, respectively. Accounts payable includes net balances due to West Central of $2,539 and $2,951 at December 31, 2010 and 2009, respectively.

Bunge North America

The Company purchases feedstocks for the production of biodiesel. Purchases from Bunge were $96,659, $31,183 and $0 for the years ended December 31, 2010, 2009 and 2008, respectively. The Company also made sales of biodiesel and raw materials to Bunge of $0, $2,807 and $0 for the years ended December 31, 2010, 2009 and 2008, respectively.

During July 2009, the Company entered into an agreement for Bunge to provide services related to the procurement of raw materials and the purchase and resale of biodiesel produced by the Company. The agreement is a three-year term and either party has the ability to cancel the agreement after the term ends. Selling, general and administrative expenses included in the statement of operations related to this agreement totaled $480 and $461 for the years ended December 31, 2010 and 2009, respectively. The Company incurred $211 and $26 in interest expense for the years ended December 31, 2010 and 2009, respectively, related to the purchase and resale of biodiesel. Also, as part of the agreement, the Company is required to pay an incentive fee to Bunge for meeting certain hedging goals utilizing Bunge’s advice. Selling, general and administrative expenses included in the statement of operations include incentive fees of $513 and $156 for the years ended December 31, 2010 and 2009, respectively.

The Company has accounts receivable due from Bunge of $46 and $24 as of December 31, 2010 and 2009, respectively. The Company has prepaid inventory balance of $0 and $269 as of December 31, 2010 and 2009, respectively. The Company has accounts payable due to Bunge of $1,286 and $127 as of December 31, 2010 and 2009, respectively.

E D & F Man Holdings Ltd.

In August 2006, at the time of the initial closing of its preferred stock investment, the Company entered into a glycerin marketing agreement and various terminal lease agreements with one of E D & F’s then wholly owned subsidiaries, Westway Feed Products, Inc. (Westway). Under the glycerin marketing agreement, Westway has an exclusive right to market the glycerin produced at each of the Company’s owned and managed facilities in the animal nutrition market. For the years ended December 31, 2010, 2009 and 2008, fees of $90, $203 and $34, respectively, were paid according to the agreement. This contract has a term of five years and automatically renews in one-year periods thereafter unless terminated by either party. The Company also has entered into a master terminal lease agreement and several leases for terminals with another wholly-owned subsidiary of E D & F, Westway Terminal Company, Inc. These leases have terms ranging from one month to four years. The Company leased two terminals for aggregate fees of $0, $303 and $498 during the years ended December 31,

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

For the three years ended December 31, 2010, 2009 and 2008

(In thousands, except share and per share amounts)

2010, 2009 and 2008, respectively. Additionally, the Company received $0, $355 and $393 in terminal lease revenue from Westway during the years ended December 31, 2010, 2009 and 2008, respectively, related to its terminal facility located in Stockton, California. In July 2009, the Company sold the Stockton terminal facility to Westway for $3,032, resulting in a gain of $2,254.

The Company also entered into a tolling agreement with E D & F for biodiesel to be produced out of the Company’s Houston, Texas biodiesel production facility. Revenues on biodiesel from this toll agreement and from other biodiesel sales were $4,241, $12,659 and $10,023 for the years ended December 31, 2010, 2009 and 2008, respectively. Additionally, revenues from raw material sales totaled $0, $1,640 and $0 for the years ended December 31, 2010, 2009 and 2008, respectively.

The Company had accounts receivable due from E D & F Man of $1,066 and $1,116 as of December 31, 2010 and 2009, respectively. The Company had accounts payable due to E D & F Man of $0 and $44 as of December 31, 2010 and 2009, respectively.

Network Plants

The Company receives certain fees for the marketing and sale of product produced by and the management of the Network Plants’ operations, in which the Company has also invested. As an additional incentive to the Company and additional compensation for the marketing, sales and management services being rendered, the Network Plants pay a bonus to the Company on an annual basis equal to a percentage of the net income of the Network Plant, as defined by the management agreement. Total related party management service revenues recognized by the Company related to investees were $660, $1,121 and $4,843 for the years ended December 31, 2010, 2009 and 2008, respectively. Additionally, revenues from biodiesel sales totaled $0, $40 and $670 for the years ended December 31, 2010, 2009 and 2008, respectively. The Company also incurred fees related to the production of biodiesel in the amount of $1,493 for the year ended December 31, 2010.

The Company had accounts receivable due from the Network Plants of $12 and $1,065 at December 31, 2010 and 2009, respectively. The Company had accounts payable due to the Network Plants of $2 and $2,293 at December 31, 2010 and 2009, respectively.

416 S. Bell, LLC

The Company rents a building for administrative uses under an operating lease from 416 S. Bell, LLC. Rent payments made under this lease totaled $344, $688 and $603 for the years ended December 31, 2010, 2009 and 2008, respectively.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

For the three years ended December 31, 2010, 2009 and 2008

(In thousands, except share and per share amounts)

Note 18—Operating Leases

The Company acts as a lessee for certain land and equipment under operating leases. Total rent expense under operating leases was $5,950, $8,171 and $4,361 for the years ended December 31, 2010, 2009 and 2008, respectively. For each of the next five calendar years and thereafter, future minimum lease payments under operating leases that have initial or remaining noncancelable lease terms in excess of one year are as follows:

	Related party payments	Other payments	Total payments
2011	$690	$6,578	$7,268
2012	690	7,508	8,198
2013	690	7,183	7,873
2014	690	7,038	7,728
2015	690	6,843	7,533
Thereafter	1,379	49,235	50,614

Total minimum payments	$4,829	$84,385	$89,214

The Company leases consist primarily of: accesses to distribution terminals, biodiesel storage facilities, railcars and vehicles. At the end of the lease term the Company, generally, has the option to (a) return the leased equipment to the lessor, (b) purchase the property at its then fair value or (c) renew its lease at the then fair rental value on a year-to-year basis or for an agreed upon term. Certain leases allow for adjustment to minimum rentals in future periods as determined by the Consumer Price Index.

Note 19—Derivative Instruments

From time to time the Company enters into derivative transactions to hedge its exposure to interest rate and commodity price fluctuations. The Company does not enter into derivative transactions for trading purposes.

As of December 31, 2010, the Company has entered into heating oil and soy oil derivative instruments and an interest rate swap agreement. The Company has entered into heating oil and soy oil commodity-based derivatives in order to protect gross profit margins from potentially adverse effects of price volatility on biodiesel sales where the prices are set at a future date. As of December 31, 2010, the Company had 269 open commodity contracts. In addition, the Company manages interest rate risk associated with the REG Danville variable interest rate note payable using a fixed rate swap. The interest rate swap agreement has an outstanding notional value of $20,747 as of December 31, 2010. The agreement effectively fixes the variable component of the interest rate on the Term Loan at 3.67% through November 2011. The fair value of the interest rate swap agreement was $612 and $1,031 at December 31, 2010 and 2009, respectively, and is recorded in the other noncurrent liabilities. The interest rate swap was not designated as an accounting hedge under ASC Topic 815 and thus all gains and losses are recorded currently in earnings.

ASC 815 requires all derivative financial instruments to be recorded on the balance sheet at fair value. The Company’s derivatives are not designated as hedges and are utilized to manage cash flow. The changes in fair value of the derivative instruments are recorded through earnings in the period of change.

REG Danville’s interest rate swap contains a credit support arrangement that is directly linked to the notes payable with the same counterparty. Therefore, the interest rate swap counterparty would have access to the debt service fund or other collateral posted by REG Danville as a result of any failure to perform under the interest rate swap agreement. As of December 31, 2010, the Company posted $2,119 of collateral associated with its commodity-based derivatives with a net liability position of $483.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

For the three years ended December 31, 2010, 2009 and 2008

(In thousands, except share and per share amounts)

The Company’s preferred stock embedded conversion feature is further discussed in “Note 2 – Summary of Significant Accounting Policies”.

The following tables provide details regarding the Company’s derivative financial instruments:

	As of December 31, 2009
	Asset Derivatives		Liability Derivatives
	Balance sheet location	Fair value	Balance sheet location	Fair value
Embedded derivative			Preferred stock embedded conversion feature derivatives	$4,104
Interest rate swap			Other liabilities	1,031
Commodity derivatives	Prepaid expenses and other assets	$47	Prepaid expenses and other assets	300

Total derivatives		$47		$5,435

	As of December 31, 2010
	Asset derivatives		Liability Derivatives
	Balance sheet location	Fair value	Balance sheet location	Fair value
Embedded derivative			Preferred stock embedded conversion feature derivatives	$61,761
Interest rate swap			Other liabilities	612
Commodity derivatives	Prepaid expenses and other assets	$78	Prepaid expenses and other assets	561

Total derivatives		$78		$62,934

	Location of gain (loss) recognized in income	2010	2009
		Amount of gain (loss) recognized in income on derivatives	Amount of gain (loss) recognized in income on derivatives
Embedded derivative	Change in fair value of preferred stock conversion feature embedded derivatives	$(8,208)	$(2,339)
Interest rate swap	Change in fair value of interest rate swap	469	382
Commodity derivatives	Cost of goods sold—Biodiesel	(1,213)	(1,086)

Total		$(8,952)	$(3,043)

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

For the three years ended December 31, 2010, 2009 and 2008

(In thousands, except share and per share amounts)

Note 20—Fair Value Measurement

ASC Topic 820 establishes a framework for measuring fair value in GAAP and expands disclosures about fair market value measurements. ASC Topic 820 clarifies that fair value is an exit price, representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. As such, fair value is a market-based measurement that should be determined based on assumptions that market participants would use in pricing an asset or liability. As a basis for considering assumptions, ASC Topic 820 establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value as follows:

•	Level 1—Quoted prices for identical instruments in active markets.

•

Level 2—Quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active and model-derived valuations, in which all significant inputs are observable in active markets.

•	Level 3—Unobservable inputs in which there is little or no market data, which require the reporting entity to develop its own assumptions.

In addition, ASC Topic 820 requires disclosures about the use of fair value to measure assets and liabilities to enable the assessment of inputs used to develop fair value measures, and for unobservable inputs, to determine the effects of the measurements on earnings.

A summary of assets (liabilities) measured at fair value as of December 31, 2009 and 2010 is as follows:

	As of December 31, 2009
	Total	Level 1	Level 2	Level 3
Preferred stock embedded derivatives	$(4,104)	$—	$—	$(4,104)
Interest rate swap	$(1,031)	—	(1,031)	—
Commodity derivatives	$(253)	—	(253)	—

	$(5,388)	$—	$(1,284)	$(4,104)

	As of December 31, 2010
	Total	Level 1	Level 2	Level 3
Preferred stock embedded derivatives	$(61,761)	$—	$—	$(61,761)
Interest rate swap	$(612)	—	(612)	—
Seneca Holdco liability	$(10,406)	—	—	(10,406)
Restricted cash	$401	401	—	—
Commodity derivatives	$(483)	—	(483)	—

	$(72,861)	$401	$(1,095)	$(72,167)

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

For the three years ended December 31, 2010, 2009 and 2008

(In thousands, except share and per share amounts)

The following is a reconciliation of the beginning and ending balances for liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) during the years ended December 31, 2010 and 2009:

	Preferred stock embedded derivatives	Seneca holdco liability	Blackhawk subordinated debt	Blackhawk unit interest
Ending balance—December 31, 2008	$(1,765)	$—	$—	$—
Total unrealized gains (losses)	(2,339)	—	—	—
Purchases, issuance, and settlements, net	—	—	—	—

Ending balance—December 31, 2009	(4,104)	—	—	—
Total unrealized gains (losses)	—	(4,179)	—	—
Deconsolidation of Blackhawk	(8,208)	—	24,298	3,678
Purchases, issuance, and settlements, net	(49,448)	437	—	291
Purchase accounting consolidation	(1)	(6,664)	(24,298)	(3,969)

Ending balance—December 31, 2010	$(61,761)	$(10,406)	$—	$—

The company used the following methods and assumptions to estimate fair value of its financial instruments:

Valuation of Preferred Stock embedded conversion feature derivatives: The estimated fair value of the derivative instruments embedded in the Company’s outstanding preferred stock is determined using the option pricing method to allocate the fair value of the underlying stock to the various components comprising the security, including the embedded derivative. The allocation was performed based on each class of preferred stock’s liquidation preference and relative seniority. Derivative liabilities are adjusted to reflect fair value at each period end. The effects of interactions between embedded derivatives are calculated and accounted for in arriving at the overall fair value of the financial instruments.

Interest rate swap: The fair value of the interest swap was determined based on a discounted cash flow approach using market observable swap curves.

Restricted cash: This instrument consists of money market mutual funds whose fair value is based on quoted prices of identical assets in an active exchange-traded market and are reflected in Level 1.

Commodity derivatives: The instruments held by the Company consist primarily of futures contracts, swap agreements, purchased put options, and written call options. The fair value of contracts based on quoted prices of identical assets in an active exchange-traded market is reflected in Level 1. Contracts whose fair value is determined based on quoted prices of similar contracts in over-the-counter markets are reflected in Level 2.

Seneca Holdco liability: The liability represents the combination of the Call Option and the Put Option related to the purchase of membership interest of Seneca Landlord, LLC. The fair value of the Seneca Holdco liability is determined using an option pricing model and represents the probability weighted present value of the gain that is realized upon exercise of each option.

Notes payable and lines of credit: The fair value of long-term debt and lines of credit was established using discounted cash flow calculations and current market rates.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

For the three years ended December 31, 2010, 2009 and 2008

(In thousands, except share and per share amounts)

The estimated fair values of the Company’s financial instruments, which are not recorded at fair value are as follows as of December 31, 2010 and 2009:

	2010		2009
	Asset (liability) carrying amount	Estimated fair value	Asset (liability) carrying amount	Estimated fair value
Financial Liabilities:
Notes payable and lines of credit	(96,125)	(96,228)	(28,855)	(29,124)

Note 21—Business Concentrations

Certain customers represented greater than 10% of the total consolidated revenues of the Company for the three years ended December 31, 2010, 2009 and 2008. All customer amounts disclosed in the table are related to biodiesel sales:

	2010	2009	2008
Customer A			$10,779
Customer B	$4,241	$14,299	10,023
Customer C	62,632	31,947

The Company maintains cash balances at financial institutions, which may at times exceed the $250 coverage by the U.S. Federal Deposit Insurance Company.

Note 22—Operating Segments

The Company reports its operating segments based on services provided to customers, which includes Biodiesel, Services and Corporate and Other activities. The accounting policies of the segments are the same as those described in the summary of significant accounting policies. The Company has chosen to differentiate the operating segments based on the products and services each segment offers.

The Biodiesel segment processes waste vegetable oils, animal fats, virgin vegetable oils and other feedstocks and methanol into biodiesel. The Biodiesel segment also includes the Company’s purchases and resale of biodiesel produced by third parties. Revenue is derived from the sale of the processed biodiesel, related byproducts and renewable energy government incentive payments. The Services segment offers services for managing the construction of biodiesel production facilities and managing ongoing operations of third party plants and collects fees related to the services provided. The Company does not allocate items that are of a non-operating nature or corporate expenses to the business segments. Intersegment revenues are reported by the Services segment which manages the construction and operations of facilities included in the Biodiesel segment. Revenues are recorded by the Services segment at cost. Corporate expenses consist of corporate office expenses including compensation, benefits, occupancy and other administrative costs, including management service expenses. Subsequent to the original issuance of the financial statements, the Company has included total assets and goodwill for 2008.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

For the three years ended December 31, 2010, 2009 and 2008

(In thousands, except share and per share amounts)

The following table represents the significant items by operating segment for the results of operations for the years ended December 31, 2010, 2009 and 2008:

	2010	2009	2008
Net sales:
Biodiesel	$215,142	$128,492	$76,073
Services	9,484	5,396	34,472
Intersegment revenues	(8,171)	(2,387)	(25,093)

	$216,455	$131,501	$85,452

Loss before income taxes and loss from equity investments:
Biodiesel	$21,126	$1,119	$(2,663)
Services	506	1,832	4,909
Corporate and other (a)	(45,783)	(25,508)	(26,526)

	$(24,151)	$(22,557)	$(24,280)

Depreciation and amortization expense, net:
Biodiesel	$5,928	$5,772	$1,082

Purchases of property, plant, and equipment:
Biodiesel	$4,550	$7,350	$67,235

	2010	2009	2008
Goodwill:
Biodiesel	$68,784	$—	$—
Services	16,080	16,080	16,080

	$84,864	$16,080	$16,080

Assets:
Biodiesel	$310,021	$147,807	$153,675
Services	20,799	17,829	18,755
Corporate and other (b)	38,823	34,922	79,554

	$369,643	$200,558	$251,984

(a)	Corporate and other includes income/(expense) not associated with the business segments, such as corporate general and administrative expenses, shared service expenses, interest expense and interest income, all reflected on an accrual basis of accounting.
(b)	Corporate and other includes cash and other assets not associated with the business segments, including investments.

Note 23—Commitments and Contingencies

On May 8, 2009 the Company entered into a series of agreements with one of its shareholders, Bunge, whereby Bunge would purchase raw material inputs for later resale to the Company and use in producing biodiesel. Additionally, the agreements provide for Bunge to purchase biodiesel produced by the Company for resale to the Company’s customers. These agreements provide financing for the Company’s raw material and finished goods inventory not to exceed aggregate amounts outstanding of $10,000. In exchange for this financing, Bunge will receive fees equal to the greater of 30-day LIBOR plus 7.5% or 10% as determined based on the amount of inventory financed, plus a monthly service fee of $40 and incentive fees not to exceed $1,500 per annum. As of December 31, 2010 and 2009, there was $280 and $86, respectively, in incentive fees due to Bunge.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

For the three years ended December 31, 2010, 2009 and 2008

(In thousands, except share and per share amounts)

The Company is involved in legal proceedings in the normal course of business. The Company currently believes that any ultimate liability arising out of such proceedings will not have a material adverse effect on the Company’s financial position, results of operations or cash flows.

Note 24—Supplemental Information

The following table represents the significant items for the results of operations on a quarterly basis for the years ended December 31, 2010 and 2009:

	Three months ended March 31, 2010	Three months ended June 30, 2010	Three months ended September 30, 2010	Three months ended December 31, 2010	Total
Revenues	$37,489	$46,337	$63,122	$69,507	$216,455
Gross profit	2,250	5,094	6,485	7,803	21,632
Selling, general, and administrative expenses	5,086	5,731	5,782	5,588	22,187
Income (loss) from operations	(2,977)	(637)	(6,633)	2,198	(8,049)
Other income (expense), net	(55)	3,011	(811)	(18,247)	(16,102)
Net loss attributable to noncontrolling interest	—	—	—	—	—
Net income (loss) attributable to the Company	3,081	(392)	(7,617)	(16,660)	(21,588)

	Three months ended March 31, 2009	Three months ended June 30, 2009	Three months ended September 30, 2009	Three months ended December 31, 2009	Total
Revenues	$18,964	$30,132	$42,689	$39,716	$131,501
Gross profit (loss)	(2,016)	(859)	1,976	3,850	2,951
Selling, general, and administrative expenses	5,073	7,200	7,643	5,649	25,565
Loss from operations	(7,089)	(8,059)	(3,413)	(2,632)	(21,193)
Other income (expense), net	1,970	160	(2,988)	(506)	(1,364)
Net loss attributable to noncontrolling interest	2,951	1,941	1,448	1,613	7,953
Net loss attributable to the Company	(1,223)	(4,026)	(3,515)	(52,141)	(60,905)

Note 25—Subsequent Events

The Company has performed an evaluation of subsequent events through the date the financial statements were issued.

The AgStar Line expired on March 7, 2011. The Company was able to extend the terms of the line of credit with the bank. The borrowing capacity of the line of credit remained at $2,350 and matures on March 5, 2012.

SCHEDULE I

FINANCIAL INFORMATION OF PARENT COMPANY

Condensed balance sheets

As of December 31, 2010 and 2009

(In thousands, except share amounts)

	2010	2009
ASSETS
Current assets:
Cash and cash equivalents	$1,457	$168
Restricted cash	—	155
Notes receivables	4,664	—
Prepaid expenses and other assets	2	10,639

Total current assets	6,123	10,962

Property, plant and equipment, net	2,191	69,810
Property, plant and equipment, net—Seneca Landlord, LLC	2,497	—
Intangible assets, net	3,006	7,025
Deferred income taxes	1,500	1,500
Investment in subsidiaries	211,679	54,066
Notes receivable	—	21,700
Intercompany receivables	844	—
Other assets	17	2,467

Total Assets	$227,857	167,530

LIABILITIES AND EQUITY (DEFICIT)
Current liabilities:
Current maturities of notes payable	$—	$10
Accounts payable	201	3,590
Accrued expenses	—	229

	201	3,829
Preferred stock embedded conversion feature derivatives	61,761	4,104
Seneca Holdco liability, at fair value	6,843	—
Notes payable	—	89
Intercompany payables	—	28,533
Other liabilities	1,500	8,984

Total liabilities	70,305	45,539

Commitments and contingencies
Redeemable preferred stock ($.0001 par value; 14,000,000 shares authorized; 13,455,522 and 12,464,357 shares outstanding at December 31, 2010 and 2009, respectively; redemption amount $222,016 and $247,587 at December 31, 2010 and 2009, respectively)	122,436	149,122
Equity (deficit):
Company stockholders’ equity (deficit):
Common stock ($.0001 par value; 140,000,000 shares authorized; 33,129,553 and 19,575,117 shares outstanding at December 31, 2010 and 2009, respectively)	3	2
Common stock—additional paid-in-capital	82,634	15,676
Warrants - additional paid-in-capital	4,820	4,619
Accumulated deficit	(52,341)	(60,905)

Total stockholders’ equity (deficit)	35,116	(40,608)
Noncontrolling interest	—	13,477

Total equity (deficit)	35,116	(27,131)

Total liabilities and equity (deficit)	$227,857	$167,530

See notes to the Renewable Energy Group, Inc. and subsidiaries consolidated financial statements included elsewhere herein.

SCHEDULE I

FINANCIAL INFORMATION OF PARENT COMPANY

Condensed statements of operations

For the years ended December 31, 2010, 2009 and 2008

(In thousands)

	2010	2009	2008
Revenues:
Equity in losses of subsidiaries of continuing operations	$(9,218)	$(11,305)	$(15,014)
Services	490	2,771	2,770

Operating loss	(8,728)	(8,534)	(12,244)
General and administrative expenses	(3,951)	(13,117)	(16,632)
Impairment on long lived asset	—	(833)	—
Change in fair value of preferred stock conversion feature embedded derivatives	(8,208)	(2,339)	2,118
Change in fair value of seneca holdco liability	(4,179)	—	—
Other income	19	405	334
Interest expense	(2)	(7)	—
Interest income	209	1,178	1,131

Loss before income taxes and loss from equity investments	(24,840)	(23,247)	(25,293)
Income tax benefit (expense)	3,252	(45,212)	9,414
Loss from equity investments	—	(399)	—

Net loss	(21,588)	(68,858)	(15,879)

Less—net loss attributable to noncontrolling interest	—	7,953	2,788

Net loss attributable to the company	(21,588)	(60,905)	(13,091)
Effects of recapitalization	8,521	—	—
Less—accretion of preferred stock to redemption value	(27,239)	(44,181)	(26,692)
Less—undistributed dividends allocated to preferred stockholders	(10,027)	(14,036)	(11,145)

Net loss attributable to the company’s common stockholders	$(50,333)	$(119,122)	$(50,928)

See notes to the Renewable Energy Group, Inc. and subsidiaries consolidated financial statements elsewhere herein. The accompanying 2010, 2009, and 2008 parent company financial statements have been revised to include undistributed dividends allocated to preferred stockholders to conform with the presentation in the consolidated financial statements elsewhere herein.

SCHEDULE I

FINANCIAL INFORMATION OF PARENT COMPANY

Condensed statements of redeemable preferred stock and equity (deficit)

for the years ended December 31, 2010, 2009 And 2008 (in thousands except share amounts)

			Company Stockholders’ Equity (Deficit)
	Redeemable preferred stock shares	Redeemable preferred stock	Common stock shares	Common stock	Common stock - additional paid-in capital	Warrants - additional paid-in capital	Retained earnings (accumulated deficit)	Noncontrolling Interest	Total
BALANCE, January 1, 2008	8,578,945	$43,707	13,334,874	$1	$62,629	$4,556	$25,723	$807	$93,716
Issuance of preferred stock, net of $246 of issuance cost and $302 for embedded derivative	3,855,059	34,208	—	—	—	—	—	—	—
Issuance of common stock, net of $234 of issuance costs	—	—	5,970,243	1	5,080	—	—	—	5,081
Issuance of warrants	—	—	—	—	(63)	63	—	—	—
Contributions	—	—	—	—	—	—	—	22,820	22,820
Removal of noncontrolling interest as a result of deconsolidation	—	—	—	—	—	—	—	(602)	(602)
Stock compensation expense	—	—	—	—	3,574	—	—	—	3,574
Accretion of preferred stock to redemption value	—	26,692	—	—	(14,060)	—	(12,632)	—	(26,692)
Net loss	—	—	—	—	—	—	(13,091)	(2,788)	(15,879)

BALANCE, December 31, 2008	12,434,004	104,607	19,305,117	2	57,160	4,619	—	20,237	82,018
Issuance of preferred stock	30,353	334	—	—	—	—	—	—	—
Issuance of common stock	—	—	270,000	—	1,368	—	—	—	1,368
Stock compensation expense	—	—	—	—	2,522	—	—	—	2,522
Accretion of preferred stock to redemption value	—	44,181	—	—	(44,181)	—	—	—	(44,181)
Increase in Blackhawk Biofuels LLC members’ equity from issuance of common stock	—	—	—	—	(1,193)	—	—	1,193	—
Net loss	—	—	—	—	—	—	(60,905)	(7,953)	(68,858)

BALANCE, December 31, 2009	12,464,357	149,122	19,575,117	2	15,676	4,619	(60,905)	13,477	(27,131)
Derecognition of REG Holdco preferred stock, common stock, and common stock warrants	(12,464,357)	(158,475)	(19,575,117)	(2)	(6,323)	(4,619)	—	—	(10,944)
Issuance of preferred stock, common stock, and common stock warrants to REG Holdco, net of $52,394 for embedded derivatives	13,164,357	102,287	18,875,117	2	14,221	4,619	—	—	— 18,842
Issuance of common stock in acquisitions, net of $862 for issue cost	—	—	13,754,436	1	79,304	—	—	—	79,305
Issuance of preferred stock in acquisitions, net of $1,158 for embedded derivatives	291,165	2,263	—	—	—	—	—	—	—
Issuance of warrants in acquisitions	—	—	—	—	—	1,269	—	—	1,269
Issuance of common stock	—	—	500,000	—	3,015	—	—	—	3,015
Conversion of warrants to restricted stock units	—	—	—	—	1,068	(1,068)	—	—	—
Blackhawk Biofuels LLC deconsolidation and transition adjustment	—	—	—	—	1,192	—	30,152	(13,477)	17,867
Stock compensation expense	—	—	—	—	1,720	—	—	—	1,720
Accretion of preferred stock to redemption value	—	27,239	—	—	(27,239)	—	—	—	(27,239)
Net loss	—	—	—	—	—	—	(21,588)	—	(21,588)

BALANCE, December 31, 2010	13,455,522	$122,436	33,129,553	$3	$82,634	$4,820	$(52,341)	$—	$35,116

See notes to the Renewable Energy Group, Inc. and subsidiaries consolidated financial statements included elsewhere herein.

SCHEDULE I

FINANCIAL INFORMATION OF PARENT COMPANY

Condensed Statements of Cash Flows

For the years ended December 31, 2010, 2009 and 2008

(in thousands)

	2010	2009	2008
Cash flows from operating activities:
Net loss	$(21,588)	$(68,858)	$(15,879)
Adjustments to reconcile net loss to net cash flows from operating activities:
Equity in losses of continuing operations	9,218	11,305	15,014
Depreciation expense	241	389	90
Amortization expense	92	175	—
Stock compensation expense	1,376	2,522	3,574
Loss from equity method investees	—	399	—
Impairment of long-lived assets	—	833	—
Deferred tax expense (benefit)	(3,252)	45,212	(8,268)
Change in fair value of preferred stock conversion feature embedded derivatives	8,208	2,339	(2,118)
Change in fair value of Seneca Holdco liability	4,179	—	—
Expense settled with stock issuance	—	334	—
Changes in asset and liabilities, net of effects from mergers and acquisitions:
Accounts receivable	(633)	—	—
Prepaid expenses and other assets	536	(6,245)	521
Accounts payable	1,728	3,980	8
Accrued expenses	—	(845)	1,673

Net cash flows from operating activities	105	(8,460)	(5,385)

Cash flows from investing activities:
Change in investments in subsidiaries	(1,855)	9,439	(18,476)
Cash paid for purchase of property, plant and equipment	(15)	(1,426)	(1,434)
Cash provided through Blackhawk acquisition	—	(155)	—
Cash provided through USBG acquisition	—	—	16,895

Net cash flows from investing activities	(1,870)	7,858	(3,015)

Cash flows from financing activities:
Cash received for issuance of note payable	—	100	—
Cash paid on note payable	(2)	(1)	—
Cash paid on note receivables to subsidiaries	(4,664)	—	—
Cash received from issuance of common stock to ARES Corporation	8,000	—	—
Cash paid for issuance cost of common and preferred stock	(280)	—	(480)

Net cash flows from financing activities	3,054	99	(480)

Net change in cash and cash equivalents	1,289	(503)	(8,880)
Cash and cash equivalents, Beginning of period	168	671	9,551

Cash and cash equivalents, End of period	$1,457	$168	$671

See notes to the Renewable Energy Group, Inc. and subsidiaries consolidated financial statements included elsewhere herein.

CONDENSED CONSOLIDATED BALANCE SHEETS (Unaudited)

AS OF JUNE 30, 2011 AND DECEMBER 31, 2010

(IN THOUSANDS, EXCEPT SHARE AMOUNTS)

	June 30, 2011	December 31, 2010	Pro forma June 30, 2011
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$9,125	$4,259	$
Restricted cash	2,268	2,667
Accounts receivable, net (includes amounts owed by related parties of $234 and $1,146 as of June 30, 2011 and December 31, 2010, respectively)	26,132	18,801
Inventories	41,024	28,985
Prepaid expenses and other assets	10,437	3,933

Total current assets	88,986	58,645

Property, plant and equipment, net	165,055	166,391
Property, plant and equipment, net—variable interest entities	47,833	42,692
Goodwill	84,864	84,864
Intangible assets, net	3,778	3,169
Deferred income taxes	1,500	1,500
Investments	3,545	4,259
Other assets	8,084	7,821
Restricted cash	304	302

TOTAL ASSETS	$403,949	$369,643	$

LIABILITIES AND EQUITY

CURRENT LIABILITIES:
Revolving line of credit	$10,550	$9,550	$
Current maturities of notes payable	24,463	25,551
Current maturities of notes payable—variable interest entities	797	—
Accounts payable (includes amounts owed to related parties of $13,265 and $3,827 as of June 30, 2011 and December 31, 2010, respectively)	27,270	14,237
Accrued expenses and other liabilities	4,831	3,549
Deferred revenue	1,616	9,339

Total current liabilities	69,527	62,226
Unfavorable lease obligation	10,729	11,293
Preferred stock embedded conversion feature derivatives	78,849	61,761
Seneca Holdco liability, at fair value	11,629	10,406
Notes payable	23,989	24,774
Notes payable—variable interest entities	40,118	36,250
Other liabilities	6,741	5,381

Total liabilities	241,582	212,091

COMMITMENTS AND CONTINGENCIES
Redeemable preferred stock ($.0001 par value; 14,000,000 shares authorized; 13,455,522 shares outstanding at June 30, 2011 and December 31, 2010; redemption amount $222,016 at June 30, 2011 and December 31, 2010)	134,512	122,436

EQUITY:
Company stockholders’ equity:
Common stock ($.0001 par value; 140,000,000 shares authorized; 33,150,511 and 33,129,553 shares issued and outstanding at June 30, 2011 and December 31, 2010)	3	3
Common stock—additional paid-in-capital	73,708	82,634
Warrants—additional paid-in-capital	3,698	4,820
Accumulated deficit	(49,554)	(52,341)

Total stockholders’ equity	27,855	35,116

TOTAL LIABILITIES AND EQUITY	$403,949	$369,643	$

See notes to condensed consolidated financial statements.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)

For the three and six months ended June 30, 2011 and 2010

(in thousands, except per share amounts)

	Three months ended June 30, 2011	Three months ended June 30, 2010	Six months ended June 30, 2011	Six months ended June 30, 2010
Revenues:
Biodiesel sales	$182,998	$45,290	$280,960	$76,885
Biodiesel sales—related parties	1,349	879	3,461	2,259
Biodiesel government incentives	11,926	22	16,266	3,674

	196,273	46,191	300,687	82,818
Services	15	77	16	398
Services—related parties	24	69	44	610

	196,312	46,337	300,747	83,826

Costs of goods sold:
Biodiesel	84,713	15,969	137,411	28,237
Biodiesel—related parties	81,182	25,156	124,673	47,712
Services	24	118	42	242
Services—related parties	—	—	—	291

	165,919	41,243	262,126	76,482

Gross Profit	30,393	5,094	38,621	7,344

Selling, general, and administrative expenses (includes related party amounts of $394 and $703 for the three and six months ended June 30, 2011, respectively, and $454 and $814 for the three and six months ended June 30, 2010, respectively)	7,812	5,731	14,090	10,817
Impairment of assets	—	—	—	141

Income (loss) from operations	22,581	(637)	24,531	(3,614)

Other income (expense), net:
Change in fair value of preferred stock conversion feature embedded derivatives	(19,645)	5,001	(17,088)	5,001
Change in fair value of interest rate swap	166	116	332	188
Change in fair value of Seneca Holdco liability	(2,250)	(371)	(1,523)	(371)
Interest expense (includes related party amounts of $168 and $228 for the three and six months ended June 30, 2011, respectively, and $151 and $204 for the three and six months ended June 30, 2010, respectively)	(1,751)	(1,394)	(3,459)	(1,735)
Other income (includes related party amounts of $180 for the six months ended June 30, 2010)	34	59	142	273
Impairment of investments	—	(400)	—	(400)

	(23,446)	3,011	(21,596)	2,956

Income (loss) before income taxes and loss from equity investments	(865)	2,374	2,935	(658)
Income tax benefit (expense)	—	(2,600)	—	3,728
Loss from equity investments	(83)	(166)	(148)	(381)

Net income (loss)	(948)	(392)	2,787	2,689

(continued)

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)

For the three and six months ended June 30, 2011 and 2010

(in thousands, except per share amounts)

	Three months ended June 30, 2011	Three months ended June 30, 2010	Six months ended June 30, 2011	Six months ended June 30, 2010
Effects of recapitalization	—	—	—	8,521
Accretion of preferred stock to redemption value	(6,180)	(5,178)	(12,076)	(16,246)
Less—undistributed dividends allocated to preferred stockholders	(3,185)	(2,926)	(6,246)	(4,073)

Net loss attributable to the company’s common stockholders	$(10,313)	$(8,496)	$(15,535)	$(9,109)

Net loss per share attributable to common stockholders:
Basic	$(0.31)	$(0.28)	$(0.47)	$(0.34)

Diluted	$(0.31)	$(0.28)	$(0.47)	$(0.34)

Weighted average shares used to compute net loss per share attributable to common stockholders:
Basic	33,193,874	30,337,302	33,171,531	26,686,936

Diluted	33,193,874	30,337,302	33,171,531	26,686,936

See notes to condensed consolidated financial statements.

CONDENSED CONSOLIDATED STATEMENTS OF REDEEMABLE PREFERRED STOCK AND EQUITY (DEFICIT) (Unaudited)

For the six months ended June 30, 2011 and 2010 (In thousands, except share amounts)

			Company stockholders’ equity
	Redeemable preferred stock shares	Redeemable preferred stock	Common stock shares	Common stock	Common stock - additional paid-in capital	Warrants - additional paid-in capital	Accumulated deficit	Noncontrolling interest	Total
BALANCE, December 31, 2009	12,464,357	$149,122	19,575,117	$2	$15,676	$4,619	$(60,905)	$13,477	$(27,131)
Exchange of REG Holdco preferred stock, common stock, and common stock warrants	(12,464,357)	(158,475)	(19,575,117)	(2)	(6,323)	(4,619)	—	—	(10,944)
Issuance of preferred stock, common stock, and common stock warrants to REG Holdco, net of $52,394 for embedded derivatives	13,164,357	102,287	18,875,117	2	14,221	4,619	—	—	18,842
Issuance of common stock in acquisitions	—	—	11,006,141	1	66,366	—	—	—	66,367
Issuance of preferred stock in acquisitions, net of $1,158 for embedded derivatives	291,165	2,263	—	—	—	—	—	—	—
Issuance of warrants in acquisition	—	—	—	—	—	1,269	—	—	1,269
Issuance of common stock	—	—	500,000	—	3,015	—	—	—	3,015
Blackhawk Biofuels LLC deconsolidation transition adjustment	—	—	—	—	1,192	—	30,152	(13,477)	17,867
Stock compensation expense	—	—	—	—	68	—	—	—	68
Accretion of preferred stock to redemption value	—	16,246	—	—	(16,246)	—	—	—	(16,246)
Net income	—	—	—	—	—	—	2,689	—	2,689

BALANCE, June 30, 2010	13,455,522	$111,443	30,381,258	$3	$77,969	$5,888	$(28,064)	$—	$55,796

BALANCE, December 31, 2010	13,455,522	$122,436	33,129,553	$3	$82,634	$4,820	$(52,341)	$—	$35,116
Warrants exercised	—	—	20,958	—	128	(80)	—	—	48
Warrants expired	—	—	—	—	1,042	(1,042)	—	—	—
Stock compensation expense	—	—	—	—	1,980	—	—	—	1,980
Accretion of preferred stock to redemption value	—	12,076	—	—	(12,076)	—	—	—	(12,076)
Net income	—	—	—	—	—	—	2,787	—	2,787

BALANCE, June 30, 2011	13,455,522	$134,512	33,150,511	$3	$73,708	$3,698	$(49,554)	$—	$27,855

See notes to condensed consolidated financial statements.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)

For the six months ended June 30, 2011 and 2010

(In thousands)

	Six months ended June 30, 2011	Six months ended June 30, 2010
Cash flows from operating activities:
Net income	$2,787	$2,689
Adjustments to reconcile net income to net cash flows from operating activities:
Depreciation expense	3,394	2,230
Amortization expense of assets and liabilities, net	637	68
Provision (benefit) for doubtful accounts	595	(45)
Stock compensation expense	1,980	68
Loss from equity method investees	148	381
Deferred tax benefit	—	(3,728)
Impairment of investments	—	400
Impairment of long lived assets	—	141
Change in fair value of preferred stock conversion feature embedded derivatives	17,088	(5,001)
Change in fair value of Seneca Holdco liability	1,223	371
Distributions received from equity method investees	—	50
Changes in asset and liabilities, net of effects from mergers and acquisitions:
Accounts receivable	(7,926)	8,211
Inventories	(12,039)	(527)
Prepaid expenses and other assets	(6,688)	(61)
Accounts payable	12,074	(5,357)
Accrued expenses and other liabilities	1,376	3,485
Deferred revenue	(7,723)	(5,480)

Net cash flows from operating activities	6,926	(2,105)

Cash flows from investing activities:
Cash paid for purchase of property, plant and equipment	(1,206)	(2,064)
Proceeds from the sale of fixed assets	—	320
Change in restricted cash	397	152
Consolidation of Bell, LLC	22	—
Deconsolidation of Blackhawk	—	(206)
Cash provided through Blackhawk acquisition	—	1
Cash provided through Central Iowa Energy acquisition	—	403

Net cash flows from investing activities	(787)	(1,394)

Cash flows from financing activities:
Borrowings on line of credit	1,000	—
Cash paid on notes payable	(1,965)	(614)
Cash proceeds from investment in Seneca Landlord	—	4,000
Cash received upon exercise of warrants	48	—
Cash paid for pending issuance of common and preferred stock	(283)	—
Cash paid for debt issuance costs	(73)	(457)

Net cash flows from financing activities	(1,273)	2,929

Net change in cash and cash equivalents	4,866	(570)

Cash and cash equivalents, Beginning of period	4,259	5,855

Cash and cash equivalents, End of period	$9,125	$5,285

(continued)

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)

For the six months ended June 30, 2011 and 2010

(In thousands)

	Six Months Ended June 30, 2011	Six Months Ended June 30, 2010
Supplemental disclosures of cash flows information:
Cash (received) paid for income taxes	$(211)	$579

Cash paid for interest	$2,553	$1,602

Supplemental disclosure of non-cash investing and financing activities:
Effects of recapitalization		$8,521

Accretion of preferred stock to redemption value	$12,076	$16,246

Amounts included in period-end accounts payable for:
Purchases of property, plant and equipment	$304	$412

Debt issuance costs	$5

Equity issuance costs	$856

Incentive common stock liability for supply agreement	$682

Removal of cost method investee as a result of consolidation		$1,000

Removal of equity method investee as a result of consolidation		$3,969

Issuance of common stock for debt financing cost		$3,015

Property, plant and equipment acquired through the assumption of liabilities		$36,650

Assets (liabilities) acquired through consolidation of 416 Bell, LLC
Cash	$22
Property, plant and equipment	5,881
Other noncurrent assets	4
Other current liabilities	(17)
Debt	(4,757)
Other noncurrent liabilities	(567)

Removal of equity method investee as a result of consolidation	$566

Assets (liabilities) acquired through the issuance of stock:
Cash		$404
Restricted cash		2,302
Other current assets		1,342
Property, plant, and equipment		87,406
Goodwill		69,059
Other noncurrent assets		231
Line of credit		(900)
Other current liabilities		(5,548)
Debt		(72,668)
Other noncurrent liabilities		(11,729)

		$69,899

See notes to condensed consolidated financial statements.

(concluded)

NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS—Unaudited

For the three and six months ended June 30, 2011 and 2010

(In thousands, except share and per share amounts)

Note 1—Organization, Presentation, and Nature of The Business

The consolidated financial statements have been prepared by Renewable Energy Group, Inc. and its subsidiaries (the Company), without audit, pursuant to the rules and regulations of the U.S. Securities and Exchange Commission (SEC). Certain information and footnote disclosures normally included in annual financial statements prepared in accordance with accounting principles generally accepted in the United States of America (GAAP) have been condensed or omitted as permitted by such rules and regulations. All adjustments, consisting of normal recurring adjustments, have been included. Management believes that the disclosures are adequate to present fairly the financial position, results of operations and cash flows at the dates and for the periods presented. It is suggested that these interim financial statements be read in conjunction with the consolidated financial statements and the notes thereto appearing in the Company’s latest annual report on Form 10-K. Results for interim periods are not necessarily indicative of those to be expected for the fiscal year.

As of June 30, 2011, the Company owned biodiesel production facilities with a total of 182 million gallons per year (mmgy) of nameplate production capacity, which includes a 60 mmgy biodiesel facility in Seneca, Illinois leased by the Company from a consolidated Variable Interest Entity (VIE).

On February 26, 2010, the Company merged with Blackhawk Biofuels, LLC (Blackhawk) adding a biodiesel production facility with 45 mmgy of production capacity. On March 8, 2010 the Company acquired substantially all of the assets and liabilities of Central Iowa Energy, LLC (CIE) adding a biodiesel production facility with 30 mmgy of production capacity. On April 9, 2010 the Company entered into a series of agreements related to the asset purchase agreement with Nova Biofuels, Inc. (Nova) that resulted in the consolidation of a VIE, Seneca Landlord, LLC (Landlord). Landlord’s primary asset includes a biodiesel production facility with a 60 mmgy production capacity. On July 15, 2010, the Company acquired certain assets from Tellurian Biodiesel, Inc. (Tellurian) and American BDF, LLC (ABDF). ABDF was a joint venture owned by Golden State Service Industries, Restaurant Technologies, Inc. (RTI) and Tellurian. Finally, on September 21, 2010 the Company acquired substantially all of the assets of Clovis Biodiesel, LLC (Clovis) consisting primarily of a partially completed biodiesel production facility.

Prior to February 26, 2010, the Company refers to the business, results of operations and cash flows of REG Biofuels, Inc. (Biofuels), which is considered the accounting predecessor to the Company. For the period after February 26, 2010, the Company refers to the business, results of operations and cash flows of Renewable Energy Group, Inc. (formerly, REG Newco, Inc.) and its consolidated subsidiaries, including Biofuels, REG Danville, LLC (REG Danville) and REG Newton, LLC.

In 2007, the Company commenced construction of a 60 mmgy production capacity facility near New Orleans, Louisiana and a 60 mmgy production capacity facility in Emporia, Kansas. In 2008, the Company halted construction of these facilities as a result of conditions in the biodiesel industry and the credit markets. The Company continues to pursue financing and intends to finish the New Orleans, Louisiana facility, which is approximately 45% complete, and the facility in Emporia, Kansas, which is approximately 20% complete, when industry conditions improve and financing becomes available. The city incentive package for the Emporia construction project was renewed for an additional three years starting July 1, 2010. Additionally, as a result of halting construction, the Company performed an analysis to evaluate if the assets under construction were impaired. Based on the projected gross cash flows of the projects, the Company determined that no impairment has occurred. The Company continues to be in discussions with lenders in an effort to obtain financing for facilities under construction and capital improvement projects.

During 2007, the Company invested, through a wholly-owned subsidiary, in 416 South Bell, LLC (Bell, LLC), whereby the Company owns 50% of the outstanding units. Bell, LLC owns and leases to the Company its corporate office building located in Ames, Iowa. On January 1, 2011, the Company determined it was the

NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS—

Unaudited — (Continued)

For the three and six months ended June 30, 2011 and 2010

(In thousands, except share and per share amounts)

primary beneficiary of Bell, LLC and consolidated Bell, LLC into the Company’s financial statements in accordance with ASC Topic 810, Consolidation (ASC Topic 810). See “Note 5—Variable Interest Entities” for a description of the consolidation.

As of June 30, 2011, the Company managed one other biodiesel production facility that was owned primarily by an independent investment group with an aggregate of 30 mmgy capacity. During July 2011, the Company completed its purchase of substantially all the assets of SoyMor Biodiesel, LLC and SoyMor Cooperative. See “Note 13—Subsequent Events” for a description of the transaction.

Note 2—Summary of Significant Accounting Policies

Basis of Consolidation

The accompanying condensed consolidated financial statements include the accounts of the Company, consolidated with the accounts of all of its subsidiaries and affiliates in which the Company holds a controlling financial interest as of the financial statement date. Normally, a controlling financial interest reflects ownership of a majority of the voting interests. Other factors considered in determining whether a controlling financial interest is held include whether the Company possesses the authority to purchase or sell assets or make other operating decisions that significantly affect the entity’s results of operations and whether the Company is the primary beneficiary of the economic benefits and financial risks of the entity. Intercompany accounts and transactions have been eliminated.

Pro Forma for Recapitalization

The pro forma balance sheet and earnings per share (EPS) gives effect to the one-time conversion of Series A Preferred Stock and certain common stock warrants into          shares of newly-issued Common Stock and up to          shares of $75,000 aggregate liquidation preference Series B Preferred Stock with cumulative dividends of 4.50% per annum. On June 30, 2015, each holder of Series B Preferred stock will have the right to require us to redeem its shares at the Redemption Price. At any time following the expiration of the underwriters’ lock-up period described under the section entitled “Underwriting”, in the prospectus, which we refer to as the lock-up expiration date, the holder of any shares of Series B Preferred Stock will have the right to convert such shares, together with accumulated and unpaid dividends (whether or not declared) into shares of Common Stock at the conversion rate in effect at such time. If, at any time following the lock-up expiration date, the closing sale price of the Common Stock exceeds certain pricing thresholds, then we may, at our option, cause up to all of the then outstanding shares of Series B Preferred Stock (and corresponding accumulated and unpaid dividends) to be converted into shares of our Common Stock at the then-applicable conversion rate.

Accounts receivable

Accounts receivable are carried on a gross basis, less allowance for doubtful accounts. Management estimates the allowance for doubtful accounts based on existing economic conditions, the financial conditions of customers and the amount and age of past due accounts. Receivables are considered past due if full payment is not received by the contractual due date. Past due accounts are generally written off against the allowance for doubtful accounts only after reasonable collection attempts have been exhausted.

NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS—

Unaudited — (Continued)

For the three and six months ended June 30, 2011 and 2010

(In thousands, except share and per share amounts)

Inventories

Inventories consist of raw materials, work in process and finished goods and are valued at the lower of cost or market. Inventory values as of June 30, 2011 and December 31, 2010 include adjustments to reduce inventory to the lower of cost or market in the amount of $1 and $35, respectively. Cost is determined based on the first-in, first-out method.

Valuation of preferred stock conversion feature embedded derivatives

The Series A Preferred Stock terms provide for voluntary and, under certain circumstances, automatic conversion of the Series A Preferred Stock to Common Stock based on a prescribed formula. In addition, shares of Series A Preferred Stock are subject to redemption at the election of the holder beginning February 26, 2014. The redemption price is equal to the greater of (i) an amount equal to $13.75 per share of Series A Preferred Stock plus any and all accrued dividends, not to exceed $16.50 per share, or (ii) the fair market value of the Series A Preferred Stock. In accordance with ASC Topic 815, Derivatives and Hedging (ASC Topic 815), the Company is required to bifurcate and account for as a separate liability certain derivatives embedded in its contractual obligations. An “embedded derivative” is a provision within a contract, or other instrument, that affects some or all of the cash flows or the value of that contract, similar to a derivative instrument. Essentially, the embedded provision within the contract contains all of the attributes of a free-standing derivative, such as an underlying market variable, a notional amount or payment provision and can be settled “net,” but the contract, in its entirety, does not meet the ASC Topic 815 definition of a derivative.

The Company has determined that the conversion feature of the Series A Preferred Stock is an embedded derivative because the redemption feature allows the holder to redeem Series A Preferred Stock for cash at a price which can vary based on the fair market value of the Series A Preferred Stock, which effectively provides the holders with a mechanism to “net settle” the conversion option. Consequently, the embedded conversion option must be bifurcated and accounted for separately because the economic characteristics of this conversion option are not considered to be clearly and closely related to the economic characteristics of the Series A Preferred Stock, which is considered more akin to a debt instrument than equity.

Upon issuance of the Series A Preferred Stock, the Company recorded a liability representing the estimated fair value of the right of holders of the Series A Preferred Stock to receive the fair market value of the Common Stock issuable upon conversion of the Series A Preferred Stock on the redemption date. This liability is adjusted each quarter based on changes in the estimated fair value of such right, and a corresponding income or expense is recorded in change in fair value of the Series A Preferred Stock conversion feature embedded derivatives in the Company’s statements of operations.

The Company uses the option pricing method to value the embedded derivative. The Company used the Black-Scholes options pricing model to estimate the fair value of the conversion option embedded in each series of Biofuels preferred stock prior to February 26, 2010 and the Series A Preferred Stock as of and subsequent to February 26, 2010. The Black-Scholes options pricing model requires the development and use of highly subjective assumptions. These assumptions include the expected volatility of the value of the Company’s equity, the expected conversion date, an appropriate risk-free interest rate and the estimated fair value of the Company’s equity. The expected volatility of the Company’s equity is estimated based on the volatility of the value of the equity of publicly traded companies in a similar industry and general stage of development as the Company. The expected term of the conversion option is based on the period remaining until the contractually stipulated redemption date of February 26, 2014. The risk-free interest rate is based on the yield on U.S. Treasury STRIPs with a remaining term equal to the expected term of the conversion option. The development of the estimated fair value of the Company’s equity is discussed below in “Valuation of the Company’s Equity.”

NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS—

Unaudited — (Continued)

For the three and six months ended June 30, 2011 and 2010

(In thousands, except share and per share amounts)

The significant assumptions utilized in the Company’s valuation of the embedded derivative are as follows:

	June 30, 2011	December 31, 2010
Expected volatility	40.00%	40.00%
Risk-free rate	4.10%	4.10%

Valuation of Seneca Holdco liability

Associated with the Company’s transaction with Nova Biosource Fuels, LLC, the Company has the option to purchase (Call Option) and Seneca Holdco, LLC (Seneca Holdco) has the option to require the Company to purchase (Put Option) the membership interest of Landlord whose assets consist primarily of a biodiesel plant located in Seneca, Illinois. Both the Put Option and the Call Option have a term of seven years and are exercisable by either party at a price based on a pre-defined formula. The Company has determined the fair value of the amounts financed by Seneca Holdco, the Put Option and the Call Option using an option pricing model. The fair value represents the probability weighted present value of the gain, or loss, that is realized upon exercise of each option. The option pricing model requires the development and use of highly subjective assumptions. These assumptions include (i) the value of Landlord’s equity, (ii) expectations regarding future changes in the value of Landlord’s equity, (iii) expectations about the probability of either option being exercised, including the Company’s ability to list its securities on an exchange or complete a public offering and (iv) an appropriate risk-free rate. Company management considered current public equity markets, relevant regulatory issues, industry conditions and the Company’s position within the industry when estimating the probability that the Company will raise additional capital. Differences in the estimated probability and timing of this event may significantly impact the fair value assigned to the Seneca Holdco liability as management has determined it is not likely that the Put Option will become exercisable in the absence of this event.

The significant assumptions utilized in the Company’s valuation of the Seneca Holdco liability are as follows:

	June 30, 2011	December 31, 2010
Expected volatility	50.00%	50.00%
Risk-free rate	2.05%	2.45%
Probability of IPO	75.00%	70.00%

Preferred stock accretion

Beginning October 1, 2007, the date that the Company determined that there was a more than remote likelihood that the then issued and outstanding preferred stock would become redeemable, the Company commenced accretion of the carrying value of the preferred stock over the period until the earliest redemption date, which is August 1, 2011, to the Biofuels preferred stock’s redemption value, plus accrued but unpaid dividends using the effective interest method. This determination was based upon the state of the public equity markets which was restricting the Company’s ability to execute a qualified public offering, the Company’s historical operating results and the volatility in the biodiesel industry which resulted in lower projected profitability. Prior to October 1, 2007, the Company had determined that it was not probable that the preferred stock would become redeemable; therefore, the carrying value was not adjusted in accordance with ASC Topic 480-10-S99, Classification and Measurement of Redeemable Securities (ASC Topic 480-10-S99).

On February 26, 2010, the date the Company determined that there was a more than remote likelihood that the Series A Preferred Stock would become redeemable, the Company commenced accretion of the carrying value of

NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS—

Unaudited — (Continued)

For the three and six months ended June 30, 2011 and 2010

(In thousands, except share and per share amounts)

the Series A Preferred Stock over the period until the earliest redemption date (February 26, 2014) to the Series A Preferred Stock’s redemption value, plus accrued but unpaid dividends using the effective interest method. This determination was based on the state of the public equity markets at the time which was restricting the Company’s ability to execute a qualified public offering, the Company’s historical operating results and the volatility in the biodiesel industry which have resulted in lower projected profitability.

Accretion of $6,180 and $12,076 for the three and six months ended June 30, 2011, respectively, and $5,178 and $16,246 for the three and six months ended June 30, 2010, respectively, has been recognized as a reduction to income available to common stockholders in accordance with paragraph 15 of ASC Topic 480-10-S99.

Valuation of the company’s equity

The Company considered three generally accepted valuation approaches to estimate the fair value of the aggregate equity of the Company: the income approach, the market approach and the cost approach. Ultimately, the estimated fair value of the aggregate equity of the Company was developed using the Income Approach—Discounted Cash Flow (DCF) method.

Material underlying assumptions in the DCF analysis include the gallons produced and managed, gross margin per gallon, expected long-term growth rates and an appropriate discount rate. Gallons produced and managed as well as the gross margin per gallon were determined based on historical and forward-looking market data.

The discount rate used in the DCF analysis is based on macroeconomic, industry and Company-specific factors and reflects the perceived degree of risk associated with realizing the projected cash flows. The selected discount rate represents the weighted average rate of return that a market participant investor would require on an investment in the Company’s debt and equity. The percent of total capital assumed to be comprised of debt and equity when developing the weighted average cost of capital was based on a review of the capital structures of the Company’s publicly traded industry peers. The cost of debt was estimated utilizing the adjusted average Baa-rated corporate bond rate during the previous 12 months representing a reasonable market participant rate based on the Company’s publicly traded industry peers. The Company’s cost of equity was estimated utilizing the capital asset pricing model, which develops an estimated market rate of return based on the appropriate risk-free rate adjusted for the risk of the alternative energy industry relative to the market as a whole, an equity risk premium and a company specific risk premium. The risk premiums included in the discount rate were based on historical and forward looking market data.

Discount rates utilized in the Company’s DCF model are as follows:

	June 30, 2011	December 31, 2010
Discount rate	19.50%	16.00%

Valuations derived from this model are subject to ongoing verification and review. Selection of inputs involves management’s judgment and may impact net income. This analysis is performed on a regular basis and takes into account factors that have changed from the last measurement date or the time of the last Common Stock issuance. Other factors affecting our assessment of price include recent purchases or sales of our Common Stock, if available.

NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS—

Unaudited — (Continued)

For the three and six months ended June 30, 2011 and 2010

(In thousands, except share and per share amounts)

Non-monetary exchanges

The Company records assets acquired and liabilities assumed through the exchange of non-monetary assets based on the fair value of the assets and liabilities acquired or the fair value of the consideration exchanged, whichever is more readily determinable.

Property, plant and equipment

Property, plant and equipment is recorded at cost, including applicable construction-period interest, less accumulated depreciation. Maintenance and repairs are expensed as incurred. Depreciation expense is computed on a straight-line method based upon estimated useful lives of the assets. Estimated useful lives are as follows:

Automobiles and trucks	5 years
Computers and office equipment	5 years
Office furniture and fixtures	7 years
Machinery and equipment	5-30 years
Leasehold improvements	the lesser of the lease term or 30 years
Buildings and improvements	30-40 years

Goodwill

The Company accounts for goodwill in accordance with ASC Topic 350, Intangibles—Goodwill and Other. Goodwill is reviewed for impairment by reporting unit annually on July 31 or between annual periods when management believes impairment indicators exist. If the carrying value of the reporting unit goodwill is considered impaired, a loss is recognized based on the amount by which the carrying value exceeds the fair market value of the reporting unit goodwill. Fair value is determined using a discounted cash flow methodology involving a significant level of judgment in the assumptions used. Changes to the Company’s strategy or market conditions could significantly impact these judgments and require adjustments to recorded amounts of goodwill. There was no impairment of goodwill recorded in the periods presented.

Impairment of assets

The Company reviews long-lived assets, including property, plant and equipment and definite-lived assets, for impairment in accordance with ASC Topic 360, Property, Plant and Equipment. Asset impairment charges are recorded for long-lived assets and intangible assets subject to amortization when events and circumstances indicate that such assets may be impaired and the undiscounted net cash flows estimated to be generated by those assets are less than their carrying amounts. If estimated future undiscounted cash flows are not sufficient to recover the carrying value of the assets, an impairment charge is recorded for the amount by which the carrying amount of the assets exceeds its fair value. Fair value is determined by management estimates using discounted cash flow calculations.

The Company impaired capitalized expenses related to various capital investment projects. There were no asset impairment charges for the six months ended June 30, 2011. Asset impairment charges of $141 were recorded for the six months ended June 30, 2010.

Other noncurrent assets

Other noncurrent assets include costs related to the issuance of debt, spare parts inventory and a raw material supply agreement. The debt issuance costs are amortized to interest expense over the life of the related debt agreement. The supply agreement is amortized over the term of the agreement according to the volume of feedstock used in operation.

NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS—

Unaudited — (Continued)

For the three and six months ended June 30, 2011 and 2010

(In thousands, except share and per share amounts)

Revenue recognition

The Company recognizes revenues from the following sources:

•

the sale of biodiesel and its co-products, as well as Renewable Identification Numbers (RINs) and raw material feedstocks, purchased by us or produced by us at owned and leased manufacturing facilities and manufacturing facilities with which we have tolling arrangements

•	fees received under toll manufacturing agreements with third parties

•	fees received from federal and state incentive programs for renewable fuels

•	fees received for the marketing and sales of biodiesel produced by third parties and from managing operations of third party facilities

Biodiesel and raw material feedstock revenues are recognized where there is persuasive evidence of an arrangement, delivery has occurred, the price has been fixed or is determinable and collectability can be reasonably assured.

Fees received under toll manufacturing agreements with third parties are generally established as an agreed upon amount per gallon of biodiesel produced. The fees are recognized where there is persuasive evidence of an arrangement, delivery has occurred, the price has been fixed or is determinable and collectability can be reasonably assured.

Revenues associated with the governmental incentive programs are recognized when the amount to be received is determinable, collectability is reasonably assured and the sale of product giving rise to the incentive has been recognized.

Fees for managing ongoing operations of third party plants, marketing biodiesel produced by third party plants and from other services are recognized as services are provided. The Company also has performance based incentive agreements that are included as management service revenues. These performance incentives are recognized as revenues when the amount to be received is determinable and collectability is reasonably assured.

During 2010, the Company acted as a sales agent for certain third parties, thus the Company recognized these revenues on a net basis in accordance with ASC Topic 605-45, Revenue Recognition (ASC Topic 605-45).

Stock-based compensation

The Company has two stock incentive plans. Eligible award recipients are employees, non-employee directors and advisors who provide service to the Company. The Company accounted for stock-based compensation in accordance with ASC Topic 718, Stock Compensation (ASC Topic 718). Compensation expense of $990 and $1,980 for the three and six months ended June 30, 2011, respectively, and $32 and $68 for the three and six months ended June 30, 2010, respectively, was recorded for stock options and restricted stock units awarded to employees and non-employee directors in return for services. Compensation expense is measured at the grant-date fair value of the award and recognized as compensation expense over the vesting period.

Income taxes

The Company recognizes deferred taxes by the asset and liability method. Under this method, deferred income taxes are recognized for differences between the financial statement and tax bases of assets and liabilities at enacted statutory tax rates in effect for the years in which differences are expected to reverse. The effect on deferred taxes of a change in tax rates is recognized in income in the period that includes the enactment date. In

NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS—

Unaudited — (Continued)

For the three and six months ended June 30, 2011 and 2010

(In thousands, except share and per share amounts)

addition, the carrying amount of deferred tax assets are reviewed to determine whether the establishment of a valuation allowance is necessary. If it is more-likely-than-not that all or a portion of the Company’s deferred tax assets will not be realized, based on all available evidence, a deferred tax valuation allowance would be established. Consideration is given to positive and negative evidence related to the realization of the deferred tax assets. Judgment is required in making this assessment.

In evaluating the available evidence, the Company considers, among other factors, historical financial performance, expectation of future earnings, length of statutory carry forward periods, experience with operating loss and tax credit carry forwards not expiring unused, tax planning strategies and timing of reversals of temporary differences. The Company concluded that recent historical book and tax losses that result in cumulative losses represent negative evidence that cannot be overcome by positive and objectively verifiable evidence. Based on this evaluation, the Company concluded a valuation allowance was required. As of June 30, 2011 and December 31, 2010, respectively, the Company had net deferred income tax assets of $31,177 and $39,220 with an offsetting valuation allowance of $29,677 and $37,720, which resulted in a net deferred tax asset of $1,500 and $1,500. The net amount is offset by an accrued liability for uncertain tax benefits in the amount of $1,500 as of June 30, 2011 and December 31, 2010.

Loss Per Share

Basic and diluted net loss per common share are presented in conformity with the two-class method required for participating securities. The two-class method includes an earnings allocation formula that determines earnings for each class of common stock according to dividends declared and undistributed earnings for the period.

The holders of the Series A Preferred Stock accrue dividends at the rate of $0.88 per share per annum. Dividends are cumulative, accrue on a daily basis from the date of issuance and compound annually from the date of issuance. If dividends on the Series A Preferred Stock have not been paid or declared, the deficiency shall be paid or declared before any dividend is declared for Common Stock. Dividends in arrears do not bear interest. Holders of the Series A Preferred Stock are allowed to participate in the dividends to common stockholders in the event that dividends on Common Stock exceed that of the Series A Preferred Stock as if the Series A Preferred Stock had been converted to Common Stock at the beginning of the year.

The Company calculates the effects of the convertible Series A Preferred Stock on diluted EPS under the if-converted method unless the conversion of the convertible preferred stock is anti-dilutive to basic EPS. The effects of Common Stock options, warrants and restricted stock units on diluted EPS are calculated using the treasury stock method unless the effects are anti-dilutive to EPS.

The following potentially dilutive weighted average securities were excluded from the calculation of diluted net loss per share attributable to common stockholders during the periods presented as the effect was anti-dilutive:

	Three Months Ended June 30, 2011	Three Months Ended June 30, 2010	Six Months Ended June 30, 2011	Six Months Ended June 30, 2010
Options to purchase common stock	218,143	2,208,492	218,478	2,208,522
Restricted stock units	2,885,113	—	2,885,168	—
Warrants to purchase common stock	981,241	1,313,359	1,017,829	1,209,427
Redeemable preferred shares	13,455,522	13,455,522	13,455,522	13,140,107

Total	17,540,019	16,977,373	17,576,997	16,558,056

NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS—

Unaudited — (Continued)

For the three and six months ended June 30, 2011 and 2010

(In thousands, except share and per share amounts)

Unaudited Pro Forma Net Income (Loss) Per Share

Pro forma basic diluted net income (loss) per share were computed to give effect to (i) the conversion of the Series A Preferred Stock and the exchange of certain common stock warrants into shares of Common Stock and $75,000 aggregate liquidation preference Series B Preferred Stock with cumulative dividends of 4.50% per annum using the if-converted method and (ii) the issuance of certain shares of Common Stock pursuant into the termination agreement relating to the glycerin option agreement with USRG Holdco IX, LLC, as though the conversion, exchange and issuance, which are both contingent upon the completion of this offering, had occurred as of the beginning of the period.

The following table presents the calculation of basic and diluted pro forma net income per share (in thousands, except share and per share data):

	Three Months Ended June 30, 2011		Six Months Ended June 30, 2011
Net loss attributable to the company’s common stockholders:		$(10,313)		$(15,535)
Plus: undistributed dividends allocated to preferred stockholders		3,185		6,246
Plus: accretion of preferred stock to redemption value		6,180		12,076
Plus: (gain) loss due to change in fair value of Series A preferred stock conversion feature embedded derivative		19,645		17,088
Less: dividends on Series B preferred stock
Less: effects of recapitalization

Unaudited pro forma net income attributable to the Companies stockholders	$		$

Basic shares:
Weighted-average shares used to compute basic net income (loss) per share		33,193,874		33,171,531
Pro forma adjustment to reflect assumed conversion of Series A preferred stock to occur upon consummation of the Company’s expected initial public offering
Pro forma adjustment to reflect assumed conversion of warrants to occur upon consummation of the company’s expected initial public offering
Pro forma adjustment to reflect issuance of common stock pursuant to the termination agreement related to the glycerin option agreement

Weighted-average shares used to compute basic pro forma net income (loss) per share

Pro forma net income per share attributable to common stockholders
Basic

Diluted

NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS—

Unaudited — (Continued)

For the three and six months ended June 30, 2011 and 2010

(In thousands, except share and per share amounts)

Use of estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the dates of the financial statements and reported amounts of revenues and expenses during the reporting periods. These estimates are based on information that is currently available to management and on various assumptions that the Company believes to be reasonable. Actual results could differ from those estimates.

New accounting pronouncements

In January 2010, the FASB issued Accounting Standards Update (ASU) No. 2010-06, Fair Value Measurements and Disclosures (ASU 2010-06), which amends ASC Topic 820, adding new requirements for disclosures for Levels 1 and 2, separate disclosures of purchases, sales issuances and settlements related to Level 3 measurements and clarification of existing fair value disclosures. ASU 2010-06 is in effect for interim and annual periods beginning after December 15, 2009, except for the requirement to provide Level 3 activity of purchases, sales, issuances and settlements on a gross basis, which was effective for the interim period beginning January 1, 2011. The adoption of this guidance did not have a material effect on the Company’s financial statements. See “Note 10—Fair Value Measurement”.

Note 3—Stockholders’ Equity of the Company

Common Stock

On February 26, 2010, the Company filed its restated certificate of incorporation with the Secretary of State of Delaware. The restated certificate of incorporation authorized 140,000,000 shares of Common Stock at a par value of $0.0001 per share.

Each holder of Common Stock is entitled to one vote for each share of Common Stock held on all matters submitted to a vote of stockholders. Subject to preferences that may apply to shares of outstanding Series A Preferred Stock as outlined below, the holders of outstanding shares of Common Stock are entitled to receive dividends. After the payment of all preferential amounts required to the holders of Series A Preferred Stock, all of the remaining assets of the Company available for distribution shall be distributed ratably among the holders of Common Stock.

Common Stock Warrants

Under the Company’s outstanding warrants, the holder may purchase the number of shares of Common Stock underlying each warrant held for a purchase price ranging from $4.47 to $11.00 per share. The warrant holder may “net exercise” the warrants and use the common shares received upon exercise of the warrants outstanding as the consideration for payment of the exercise price.

The warrant holders are generally protected from anti-dilution by adjustments for any stock dividends, stock split, combination or other recapitalization.

During June 2011, certain warrant holders exercised 20,958 warrants to purchase common shares and 270,176 warrants expired during the month without being exercised.

NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS—

Unaudited — (Continued)

For the three and six months ended June 30, 2011 and 2010

(In thousands, except share and per share amounts)

Note 4—Redeemable Preferred Stock

The Company’s restated certificate of incorporation filed on February 26, 2010 authorizes 60,000,000 shares of preferred stock, including 14,000,000 shares of Series A preferred stock, with a par value of $0.0001. The Company’s Board of Directors has discretion, subject to the approval of certain shareholders, as to the designation of voting rights, dividend rights, redemption price, liquidation preference and other provisions of each issuance.

Dividend Provisions

The holders of the Series A Preferred Stock accrue dividends at the rate of $0.88 per share per annum. Dividends are cumulative, accrue on a daily basis from the date of issuance and compound annually from the date of issuance. If dividends on the Series A Preferred Stock have not been paid or declared, the deficiency shall be paid or declared before any dividend is declared for Common Stock. Dividends in arrears do not bear interest. Holders of the Series A Preferred Stock are allowed to participate in the dividends to common stockholders in the event that dividends on Common Stock exceed that of the Series A Preferred Stock as if the Series A Preferred Stock had been converted to Common Stock at the beginning of the year. Holders of at least seventy-five percent of the outstanding shares of the Series A Preferred Stock that were issued (Preferred Supermajority) may vote to waive the timing or amount of any dividend payment. The Company has not declared any dividends on the Series A Preferred Stock outstanding. There were $16,273 and $10,027 of the Series A Preferred Stock dividends in arrears as of June 30, 2011 and December 31, 2010, respectively.

Liquidation Rights

Upon the occurrence of a voluntary or involuntary liquidation (including consolidations, mergers or sale of assets as defined by the preferred stock agreement), if the remaining net assets of the Company are sufficient, the holders of the Series A Preferred Stock shall be paid no less than liquidation value plus all dividends in arrears (whether or not declared), out of the assets of the Company legally available for distribution to its stockholders, before any payment or distribution is made to any holders of Common Stock.

If upon any liquidation or dissolution, the remaining net assets of the Company are insufficient to pay the amount that the Series A Preferred Stock holders are due as indicated above, the holders of Series A Preferred Stock will share ratably in any distribution of the remaining assets of the Company.

Conversion Rights

All shares of the Series A Preferred Stock will be converted into shares of Common Stock at a 1 to 1 conversion ratio:

a)	upon a closing of the sale of shares of Common Stock at a level at or exceeding $22.00, in a Qualified Public Offering (QPO), requiring aggregate proceeds to the Company of at least $40 million, or

b)	if specified in a written contract or agreement of the Preferred Supermajority, or

c)	if the shares of Common Stock have a closing price on NASDAQ or any national securities exchange in excess of $24.75 per share for ninety (90) consecutive trading days with an average daily trading volume on such trading days of at least US $8,000.

NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS—

Unaudited — (Continued)

For the three and six months ended June 30, 2011 and 2010

(In thousands, except share and per share amounts)

Voting Rights

Each holder of the Series A Preferred Stock is entitled to the number of votes equal to the number of shares of Common Stock into which the Series A Preferred Stock held by such holder are convertible.

Additionally, the Company is prohibited, without obtaining the approval of the Preferred Supermajority, from performing certain activities including, but not limited to, amending shareholder agreements, redeeming or purchasing any outstanding shares of the Company, declaring dividends, making certain capital expenditures and merging or consolidating with other entities.

Redemption Rights

On or after February 26, 2014, the Preferred Supermajority may require that the Company redeem all or part of the issued and outstanding shares of the Series A Preferred Stock out of funds lawfully available; provided, however, that any such redemptions equal in the aggregate $5,000. The redemption price is the greater of the fair market value per share at the date of the redemption election or $13.75 per share of the Series A Preferred Stock, plus accrued and unpaid preferred stock dividends, not to exceed $16.50 per share.

Note 5—Variable Interest Entities

In June 2009, the FASB amended its guidance on accounting for VIEs through the issuance of ASU No. 2009-17. The new accounting guidance resulted in a change in our accounting policy effective January 1, 2010. Among other things, the new guidance requires a qualitative analysis to determine the primary beneficiary of a VIE, requires continuous assessments of whether an enterprise is the primary beneficiary of a VIE and amends certain guidance for determining whether an entity is a VIE. Under the new guidance, a VIE must be consolidated if the enterprise has both (a) the power to direct the activities of the VIE that most significantly impact the entity’s economic performance and (b) the obligation to absorb losses or the right to receive benefits from the VIE that could potentially be significant to the VIE. This new accounting guidance was effective for the Company on January 1, 2010 and was applied prospectively.

The Company has invested in four plants owned by independent investment groups. Those companies are SoyMor Biodiesel, LLC (SoyMor), Western Iowa Energy, LLC (WIE), Western Dubuque Biodiesel, LLC (WDB) and East Fork Biodiesel, LLC (EFB). During 2010, the Company impaired the remaining investment balance in EFB. See “Note 7—Investments” for the investment amounts and the related condensed financial information of these investments. The Company evaluated each investment and determined we do not hold an interest in any of our investments in third party network plants that would give us the power to direct the activities that most significantly impact the economic performance of the network plant. As a result, the Company is not the primary beneficiary and does not consolidate these VIE’s. During July 2011, the Company completed its purchase of substantially all the assets of SoyMor. See “Note 13—Subsequent Events” for a description of the transaction.

NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS—

Unaudited — (Continued)

For the three and six months ended June 30, 2011 and 2010

(In thousands, except share and per share amounts)

The carrying values and maximum exposure for all unconsolidated VIE’s are as follows:

	June 30, 2011		December 31, 2010
Investment:	Investments	Maximum exposure	Investments	Maximum exposure
SoyMor	$964	$977	$1,107	$1,119
WIE	576	576	576	576
WDB	2,005	2,005	2,005	2,005
Bell, LLC	—	—	571	2,949

	$3,545	$3,558	$4,259	$6,649

On April 8, 2010, the Company determined that Landlord was a VIE and was consolidated into the Company’s financial statements as it is the primary beneficiary. The Company has a put/call option with Seneca Holdco to purchase Landlord and currently leases the plant for production of biodiesel, both of which represent a variable interest in Landlord that are significant to the VIE. Although the Company does not have an ownership interest in Seneca Holdco, it was determined that the Company is the primary beneficiary due to the related party nature of the entities involved, the Company’s ability to direct the activities that most significantly impact Landlord’s economic performance and the design of Landlord that ultimately gives the Company the majority of the benefit from the use of Seneca’s assets. The Company has elected the fair value option available under ASC Topic 825 on the $4,000 investment made by Seneca Holdco and the associated put /call option (the Seneca Holdco liability). Changes in the fair value after the date of the transaction are recorded in earnings. Those assets are owned by, and those liabilities are obligations of, Landlord, not the Company.

The Company has 50% ownership in Bell, LLC, a VIE joint venture that owns and leases to the Company its corporate office building in Ames, Iowa. Commencing January 1, 2011, the Company has the right to execute a call option with the joint venture member, Dayton Park, LLC, to purchase Bell, LLC; therefore, the Company determined it was the primary beneficiary of Bell, LLC and consolidated Bell, LLC into the Company’s financial statements. The Company is the primary beneficiary due to its ownership interest and having an exercisable call option that allows the Company to direct the activities that most significantly impact Bell, LLC’s economic performance and gives the Company the majority of the benefit from the use of Bell, LLC’s assets. Through consolidation of Bell, LLC on January 1, 2011, the Company had an outstanding promissory note balance of $4,757 with interest accrued monthly at a rate of 5.7% per annum, with a maturity date of February 15, 2013. The note is secured by a mortgage interest in the office building.

The following table summarizes the fair values of the assets and liabilities recorded by the Company as a result of the consolidation of Bell, LLC:

Final allocation at January 1, 2011
Assets/(liabilities) acquired:
Cash	$22
Property, plant and equipment	5,881
Noncurrent assets	4
Other current liabilities	(17)
Debt	(4,757)
Other noncurrent liabilities	(567)

Carrying value of previously held equity method investment	$566

NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS—

Unaudited — (Continued)

For the three and six months ended June 30, 2011 and 2010

(In thousands, except share and per share amounts)

Note 6—Inventories

Inventories consist of the following:

	June 30, 2011	December 31, 2010
Raw materials	$16,062	$7,297
Work in process	891	281
Finished goods	24,071	21,407

Total	$41,024	$28,985

Note 7—Investments

Investments consist of the following:

	June 30, 2011		December 31, 2010
	Ownership	Balance	Ownership	Balance
Investment and accumulated earnings in:
SoyMor (a)	9%	$964	9%	$1,107
WIE (b)	2%	576	2%	576
WDB (c)	8%	2,005	8%	2,005
Bell, LLC (d)		—	50%	571

Total (e)		$3,545		$4,259

(a)	During July 2011, the Company completed its purchase of substantially all the assets of SoyMor. See “Note 13—Subsequent Events” for a description of the transaction.
(b)	As of May 2010, the accounting method for this investment changed from equity method to cost method due to the Company no longer having the ability to significantly influence the operations of WIE.
(c)	As of August 2010, the accounting method for this investment was changed from equity method to cost method due to the Company no longer having the ability to significantly influence the operations of WDB.
(d)	As of January 1, 2011, the Company consolidated Bell, LLC. Due to the consolidation, the investment was eliminated.
(e)	The investments include deferred tax assets of $942 as of June 30, 2011 and December 31, 2010, respectively, fully offset by a valuation allowance.

NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS—

Unaudited — (Continued)

For the three and six months ended June 30, 2011 and 2010

(In thousands, except share and per share amounts)

The condensed financial information of equity method investments is as follows:

	June 30, 2011	December 31, 2010
Condensed balance sheet:
Total current assets	$142	$352

Total noncurrent assets	$16,479	$23,407

Total current liabilities	$468	$585

Total noncurrent liabilities	$657	$5,270

	Three Months ended June 30, 2011	Three Months ended June 30, 2010	Six Months ended June 30, 2011	Six Months ended June 30, 2010
CONDENSED STATEMENT OF OPERATIONS:
Sales	$—	$2,667	$—	$6,378
Costs of goods sold	—	(123)	—	(5,201)
Operating and other expenses	(837)	(3,746)	(1,545)	(5,274)

Net loss	$(837)	$(1,202)	$(1,545)	$(4,097)

NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS—

Unaudited — (Continued)

For the three and six months ended June 30, 2011 and 2010

(In thousands, except share and per share amounts)

Note 8—Related Party Transactions

Related parties include certain investors as well as entities in which the company has an equity method investment or an investment combined with a MOSA or board seat. Investors defined as related parties include (i) the investor having ten percent or more ownership, including convertible preferred stock, in the Company or (ii) the investor holding a board seat on the Company’s Board of Directors.

Summary of related party transactions

		Three Months ended June 30, 2011		Three Months ended June 30, 2010		Six Months ended June 30, 2011		Six Months ended June 30, 2010
	Revenues—Biodiesel sales	$1,349	(a)	$879	(a)	$3,461	(a)	$2,259	(a)
	Revenues—Services	$24	(b)	$69	(b)	$44	(b)	$610	(b)
	Cost of goods sold—Biodiesel	$81,182	(c)	$25,156	(c)	$124,673	(c)	$47,712	(c)
	Cost of goods sold—Services	$—	(d)	$—	(d)	$—	(d)	$291	(d)
	Selling, general, and administrative expenses	$394	(e)	$454	(e)	$703	(e)	$814	(e)
	Interest expense	$168	(f)	$151	(f)	$228	(f)	$204	(f)
	Interest income	$—	(g)	$—	(g)	$—	(g)	$180	(g)

(a)	Represents transactions with related parties as follows:
	West Central	$1		$3		$3		$5
	E D & F Man	1,348		876		1,358		2,254
	Bunge	—		—		2,100		—

		$1,349		$879		$3,461		$2,259

(b)	Represents transactions with Third Party Network Plants
(c)	Represents transactions with related parties as follows:
	West Central	$13,292		$511		$24,271		$6,446
	Third Party Network plants	—		—		—		1,493
	Bunge	60,201		24,645		91,746		39,773
	E D & F Man	7,689		—		8,656		—

		$81,182		$25,156		$124,673		$47,712

(d)	Represents transactions with Third Party Network Plants
(e)	Represents transactions with related parties as follows:
	West Central	$29		$47		$70		$93
	416 S. Bell, LLC	—		86		—		172
	Bunge	365		272		633		472
	E D & F Man	—		49		—		77

		$394		$454		$703		$814

(f)	Represents transactions with related parties as follows:
	West Central	$35		$32		$65		$77
	Bunge	133		119		163		127

		$168		$151		$228		$204

(g)	Represents transactions with Blackhawk Biofuels

NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS—

Unaudited — (Continued)

For the three and six months ended June 30, 2011 and 2010

(In thousands, except share and per share amounts)

Summary of related party balances

		As of June 30, 2011			As of December 31, 2010
	Accounts receivable	$234	(a	)	$1,146	(a	)
	Accounts payable	$13,265	(b	)	$3,827	(b	)

(a)	Represents balances with related parties as follows:
	West Central	$20			$22
	Third Party Network Plants	18			12
	Bunge	—			46
	E D & F Man	196			1,066

		$234			$1,146

(b)	Represents balances with related parties as follows:
	West Central	$2,566			$2,539
	Third Party Network Plants	—			2
	Bunge	10,399			1,286
	E D & F Man	300			—

		$13,265			$3,827

West Central Cooperative

The Company purchases once-refined soybean oil from West Central Cooperative (West Central) and is required to pay interest for amounts owed on extended trade terms. The Company also had biodiesel and co-product sales.

West Central leases the land under the Company’s production facility at Ralston, Iowa to the Company at an annual cost of one dollar. The Company is responsible for the property taxes, insurance, utilities and repairs for the facility relating to this lease. The lease has an initial term of twenty years and the Company has options to renew the lease for an additional thirty years.

At the time of the signing of the contribution agreement, the Company executed an asset use agreement with West Central to provide for the use of certain assets, such as office space, maintenance equipment and utilities. The agreement requires the Company to pay West Central its proportionate share of certain costs incurred by West Central. This agreement has the same term as the land lease.

At the time of the signing of the contribution agreement, the Company entered into a contract for services with West Central, to provide certain corporate and administrative services such as human resources, information technology and accounting. The agreement requires the Company to pay West Central the proportionate share of the costs associated with the provision of services, plus a 15% margin. The agreement had an initial one-year term and is cancellable thereafter upon six months notice by either party.

Bunge North America

The Company purchases feedstocks from Bunge North America, Inc. (Bunge) for the production of biodiesel. The costs associated with the purchased feedstocks are reflected in costs of goods sold – biodiesel when sold to the end customer. The Company also made sales of biodiesel and raw materials to Bunge.

NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS—

Unaudited — (Continued)

For the three and six months ended June 30, 2011 and 2010

(In thousands, except share and per share amounts)

During July 2009, the Company entered into an agreement for Bunge to provide services related to the procurement of raw materials and the purchase and resale of biodiesel produced by the Company. The Company is required to pay interest for the aggregate outstanding amounts owed to Bunge. The agreement has a three-year term and either party has the ability to cancel the agreement after the term ends. Also, as part of the agreement, the Company is required to pay an incentive fee to Bunge for meeting certain hedging goals utilizing Bunge’s advice.

E D & F Man Holdings Ltd.

In August 2006, at the time of the initial closing of its preferred stock investment, the Company entered into a glycerin marketing agreement and various terminal lease agreements with one of E D & F Man Holdings Ltd’s (E D & F) then wholly-owned subsidiaries, Westway Feed Products, Inc. (Westway). Under the glycerin marketing agreement, Westway has an exclusive right to market the glycerin produced at each of the Company’s owned and managed facilities into the animal nutrition market. This contract has a term of five years and automatically renews in one-year periods thereafter unless terminated by either party.

The Company also entered into a tolling agreement with E D & F for biodiesel to be produced out of the Company’s Houston, Texas biodiesel production facility. Additionally, the Company purchased biodiesel from E D & F.

Third Party Network Plants

The Company receives certain fees for the marketing and sale of product produced by and the management of Third Party Network Plants’ operations, in which the Company has also invested. As an additional incentive to the Company and additional compensation for the marketing, sales and management services being rendered, the Third Party Network Plant pays a bonus to the Company on an annual basis equal to a percentage of the net income of the Third Party Network Plant, as defined by the management agreement. As of June 30, 2011, the Company managed one other biodiesel production facility owned primarily by an independent investment group with an aggregate of 30 mmgy capacity. During July 2011, the Company completed its purchase of substantially all the assets of SoyMor. See “Note 13—Subsequent Events” for a description of the transaction.

Bell, LLC

The Company rents a building for administrative uses under an operating lease from Bell, LLC.

Note 9—Derivative Instruments

The Company has entered into derivatives to hedge its exposure to price risk related to feedstock inventory and biodiesel finished goods inventory. Additionally, the Company has entered into an interest rate swap with the objective of managing risk caused by fluctuations in interest rates associated with the REG Danville note payable. The Company does not enter into derivative transactions for trading purposes.

These derivative contracts are accounted for in accordance with ASC Topic 815. ASC Topic 815 requires that an entity recognize and record all derivatives on the balance sheet at fair value. All of the Company’s derivatives are designated as non-hedge derivatives and are utilized to manage cash flow. Although the contracts may be effective economic hedges of specified risks, they are not designated as, nor accounted for, as hedging instruments. Unrealized gains and losses on commodity futures, swaps and options contracts used to hedge feedstock purchases or biodiesel inventory are recognized as a component of biodiesel costs of goods sold

NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS—

Unaudited — (Continued)

For the three and six months ended June 30, 2011 and 2010

(In thousands, except share and per share amounts)

reflected in current results of operations. Commodity hedge gains and losses are generally offset by other corresponding changes in gross margin through changes in either biodiesel sales price and/or feedstock price. Unrealized gains and losses on the interest rate swap are recorded in change in fair value of interest rate swap in the Company’s statements of operations. ASC 815 requires all derivative financial instruments to be recorded on the balance sheet at fair value. The Company’s derivatives are not designated as hedges and are utilized to manage cash flow. The changes in fair value of the derivative instruments are recorded through earnings in the period of change.

As of June 30, 2011, the Company has entered into heating oil and soybean oil derivative instruments and an interest rate swap agreement. The Company has entered into heating oil and soybean oil commodity-based derivatives in order to protect gross profit margins from potentially adverse effects of price volatility on biodiesel sales where the prices are set at a future date. As of June 30, 2011, the Company had 1,253 open commodity contracts. In addition, the Company manages interest rate risk associated with the REG Danville variable interest rate note payable using a fixed rate swap. The interest rate swap agreement had outstanding notional values of $19,515 and $20,747 as of June 30, 2011 and December 31, 2010, respectively. The agreement effectively fixes the variable component of the interest rate on the Term Loan at 3.67% through November 2011. The fair value of the interest rate swap agreement was $280 and $612 at June 30, 2011 and December 31, 2010, respectively, and is recorded in accrued expense and other liabilities and other noncurrent liabilities, respectively. The interest rate swap was not designated as an accounting hedge under ASC Topic 815 and thus all gains and losses are recorded currently in earnings.

REG Danville’s interest rate swap contains a credit support arrangement that is directly linked to the notes payable with the same counterparty. Therefore, the interest rate swap counterparty would have access to the debt service fund or other collateral posted by REG Danville as a result of any failure to perform under the interest rate swap agreement. As of June 30, 2011 and December 31, 2010, the Company posted $4,377 and $2,119, respectively, of collateral associated with its commodity-based derivatives with a net liability position of $572 and $483, respectively.

The Company’s preferred stock embedded conversion feature is further discussed in “Note 2—Summary of Significant Accounting Policies”.

NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS—

Unaudited — (Continued)

For the three and six months ended June 30, 2011 and 2010

(In thousands, except share and per share amounts)

The following tables provide details regarding the Company’s derivative financial instruments:

	As of December 31, 2010
	Asset Derivatives		Liability Derivatives
	Balance sheet location	Fair value	Balance sheet location	Fair value
Embedded derivative			Preferred stock embedded conversion feature derivatives	$61,761
Interest rate swap			Other liabilities	612
Commodity swaps	Prepaid expenses and other assets	$78	Prepaid expenses and other assets	561

Total derivatives		$78		$62,934

	As of June 30, 2011
	Asset Derivatives		Liability Derivatives
	Balance sheet location	Fair value	Balance sheet location	Fair value
Embedded derivative			Preferred stock embedded conversion feature derivatives	$78,849
Interest rate swap			Other liabilities	280
Commodity swaps	Prepaid expenses and other assets	$1,220	Prepaid expenses and other assets	1,766
Commodity options	Prepaid expenses and other assets	227	Prepaid expenses and other assets	253

Total derivatives		$1,447		$81,148

		Three months ended June 30, 2011	Three months ended June 30, 2010	Six months ended June 30, 2011	Six months ended June 30, 2010
	Location of gain (loss) recognized in income	Amount of gain (loss) recognized in income on derivatives	Amount of gain (loss) recognized in income on derivatives	Amount of gain (loss) recognized in income on derivatives	Amount of gain (loss) recognized in income on derivatives
Embedded derivative	Change in fair value of preferred stock conversion feature embedded derivatives	$(19,645)	$5,001	$(17,088)	$5,001
Interest rate swap	Change in fair value of interest rate swap	166	116	332	188
Commodity futures	Cost of goods sold—Biodiesel	(87)	—	(87)	—
Commodity swaps	Cost of goods sold—Biodiesel	1,293	704	(2,503)	498
Commodity options	Cost of goods sold—Biodiesel	466	—	525	—

Total		$(17,807)	$5,821	$(18,821)	$5,687

NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS—

Unaudited — (Continued)

For the three and six months ended June 30, 2011 and 2010

(In thousands, except share and per share amounts)

Note 10—Fair Value Measurement

ASC Topic 820 establishes a framework for measuring fair value in GAAP and expands disclosures about fair market value measurements. ASC Topic 820 clarifies that fair value is an exit price, representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. As such, fair value is a market-based measurement that should be determined based on assumptions that market participants would use in pricing an asset or liability. As a basis for considering assumptions, ASC Topic 820 establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value as follows:

•	Level 1—Quoted prices for identical instruments in active markets.

•

Level 2—Quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active and model-derived valuations, in which all significant inputs are observable in active markets.

•	Level 3—Unobservable inputs in which there is little or no market data, which require the reporting entity to develop its own assumptions.

In addition, ASC Topic 820 requires disclosures about the use of fair value to measure assets and liabilities to enable the assessment of inputs used to develop fair value measures, and for unobservable inputs, to determine the effects of the measurements on earnings.

A summary of assets (liabilities) measured at fair value as of December 31, 2010 and June 30, 2011 is as follows:

	As of December 31, 2010
	Total	Level 1	Level 2	Level 3
Preferred stock embedded derivatives	$(61,761)	$—	$—	$(61,761)
Interest rate swap	(612)	—	(612)	—
Seneca Holdco liability	(10,406)	—	—	(10,406)
Restricted cash	401	401	—	—
Commodity derivatives	(483)	—	(483)	—

	$(72,861)	$401	$(1,095)	$(72,167)

	As of June 30, 2011
	Total	Level 1	Level 2	Level 3
Preferred stock embedded derivatives	$(78,849)	$—	$—	$(78,849)
Interest rate swap	(280)	—	(280)	—
Seneca Holdco liability	(11,629)	—	—	(11,629)
Cash and cash equivalents	312	312	—	—
Restricted cash	2,008	2,008	—	—
Commodity swaps	(546)	—	(546)	—
Commodity options	(26)	—	(26)	—

	$(89,010)	$2,320	$(852)	$(90,478)

NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS—

Unaudited — (Continued)

For the three and six months ended June 30, 2011 and 2010

(In thousands, except share and per share amounts)

The following is a reconciliation of the beginning and ending balances for liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) during the six months ended June 30, 2011 and 2010:

	Preferred stock embedded derivatives	Seneca holdco liability	Blackhawk subordinated debt	Blackhawk unit interest
Ending balance—December 31, 2009	$(4,104)	$—	$—	$—
Total unrealized gains (losses)	—	—	—	—
Deconsolidation of Blackhawk	—	—	24,298	3,678
Purchases, issuance, and settlements, net	(49,448)	—	—	291
Purchase accounting consolidation	—	—	(24,298)	(3,969)

Ending balance—March 31, 2010	(53,552)	—	—	—
Total unrealized gains (losses)	5,001	(371)	—	—
Purchases, issuance, and settlements, net	—	—	—	—
Purchase accounting consolidation	(1)	(7,096)	—	—

Ending balance—June 30, 2010	$(48,552)	$(7,467)	$—	$—

Ending balance—December 31, 2010	$(61,761)	$(10,406)	$—	$—
Total unrealized gains	2,557	727	—	—
Purchases	—	—	—	—
Issuance	—	—	—	—
Settlements	—	150	—	—

Ending balance—March 31, 2011	(59,204)	(9,529)	—	—
Total unrealized gains	(19,645)	(2,250)	—	—
Purchases	—	—	—	—
Issuance	—	—	—	—
Settlements	—	150	—	—

Ending balance—June 30, 2011	$(78,849)	$(11,629)	$—	$—

The company used the following methods and assumptions to estimate fair value of its financial instruments:

Valuation of Preferred Stock embedded conversion feature derivatives: The estimated fair value of the derivative instruments embedded in the Company’s outstanding preferred stock is determined using the option pricing method to allocate the fair value of the underlying stock to the various components comprising the security, including the embedded derivative. The allocation was performed based on each class of preferred stock’s liquidation preference and relative seniority. Derivative liabilities are adjusted to reflect fair value at each period end. The effects of interactions between embedded derivatives are calculated and accounted for in arriving at the overall fair value of the financial instruments.

Interest rate swap: The fair value of the interest rate swap was determined based on a discounted cash flow approach using market observable swap curves.

Restricted cash: This instrument consists of money market mutual funds whose fair value is based on quoted prices of identical assets in an active exchange-traded market and are reflected in Level 1.

NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS—

Unaudited — (Continued)

For the three and six months ended June 30, 2011 and 2010

(In thousands, except share and per share amounts)

Commodity derivatives: The instruments held by the Company consist primarily of futures contracts, swap agreements, purchased put options and written call options. The fair value of contracts based on quoted prices of identical assets in an active exchange-traded market is reflected in Level 1. Contracts whose fair value is determined based on quoted prices of similar contracts in over-the-counter markets are reflected in Level 2.

Seneca Holdco liability: The liability represents the combination of the Call Option and the Put Option related to the purchase of the membership interest of Landlord. The fair value of the Seneca Holdco liability is determined using an option pricing model and represents the probability weighted present value of the gain that is realized upon exercise of each option.

Notes payable and lines of credit: The fair value of long-term debt and lines of credit was established using discounted cash flow calculations and current market rates.

The estimated fair values of the Company’s financial instruments, which are not recorded at fair value, are as follows:

	June 30, 2011		December 31, 2010
	Asset (liability) carrying amount	Fair value	Asset (liability) carrying amount	Fair value
Financial Liabilities:
Notes payable and lines of credit	$(99,917)	$(100,133)	$(96,125)	$(96,228)

Note 11—Segments

The Company reports its operating segments based on services provided to customers, which include Biodiesel, Services and Corporate and other activities. The accounting policies of the segments are the same as those described in the summary of significant accounting policies. The Company has chosen to differentiate the segments based on the products and services each segment offers.

The Biodiesel segment processes waste vegetable oils, inedible animal fats, virgin vegetable oils and other feedstocks and methanol into biodiesel. The Biodiesel segment also includes the Company’s purchases and resale of biodiesel and raw material feedstocks produced by third parties. Revenue is derived from the sale of the processed biodiesel, fees from toll manufacturing arrangements, related byproducts, RINs and renewable energy government incentive payments. The Services segment offers services for managing the construction of biodiesel production facilities and managing ongoing operations of third party plants and collects fees related to the services provided. The Company does not allocate items that are of a non-operating nature or corporate expenses to the business segments. Intersegment revenues are reported by the Services segment, which manages the construction and operations of facilities included in the Biodiesel segment. Revenues are recorded by the Services segment at cost. Corporate expenses consist of corporate office expenses including compensation, benefits, occupancy and other administrative costs, including management service expenses.

NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS—

Unaudited — (Continued)

For the three and six months ended June 30, 2011 and 2010

(In thousands, except share and per share amounts)

The following table represents the significant items by segment for the results of operations for the three and six months ended June 30, 2011 and 2010 and as of June 30, 2011 and December 31, 2010:

	Three months ended June 30, 2011	Three months ended June 30, 2010	Six months ended June 30, 2011	Six months ended June 30, 2010
Revenues:
Biodiesel	$196,273	$46,191	$300,687	$82,818
Services	1,792	890	3,916	2,538
Intersegment revenues	(1,753)	(744)	(3,856)	(1,530)

	$196,312	$46,337	$300,747	$83,826

Income (loss) before income taxes and loss from equity investments:
Biodiesel	$30,378	$5,066	$38,603	$6,869
Services	15	28	18	475
Corporate and other (a)	(31,258)	(2,720)	(35,686)	(8,002)

	$(865)	$2,374	$2,935	$(658)

Depreciation and amortization expense:
Biodiesel	$1,702	$1,373	$3,716	$2,298
Services	1	—	1	—
Corporate and other	314	—	314	—

	$2,017	$1,373	$4,031	$2,298

Purchases of property, plant, and equipment:
Biodiesel	$255	$2,003	$992	$2,064
Services	33	—	33	—
Corporate and other	181	—	181	—

	$469	$2,003	$1,206	$2,064

			June 30, 2011	December 31, 2010
Goodwill:
Biodiesel			$68,784	$68,784
Services			16,080	16,080

			$84,864	$84,864

Assets:
Biodiesel			$323,080	$310,021
Services			20,788	20,799
Corporate and other (b)			60,081	38,823

			$403,949	$369,643

(a)	Corporate and other includes income/(expense) not associated with the business segments, such as corporate general and administrative expenses, shared service expenses, interest expense and interest income, all reflected on an accrual basis of accounting.
(b)	Corporate and other includes cash and other assets not associated with the business segments, including investments.

NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS—

Unaudited — (Continued)

For the three and six months ended June 30, 2011 and 2010

(In thousands, except share and per share amounts)

Note 12—Commitments And Contingencies

During July 2009 the Company entered into a series of agreements with one of its shareholders, Bunge, whereby Bunge would purchase raw material inputs for later resale to the Company and use in producing biodiesel. Additionally, the agreements provide for Bunge to purchase biodiesel produced by the Company for resale to the Company’s customers. These agreements provide financing for the Company’s raw material and finished goods inventory not to exceed aggregate amounts outstanding of $10,000. In exchange for this financing, Bunge will receive fees equal to the greater of 30 day LIBOR plus 7.5% or 10% as determined based on the amount of inventory financed, plus a monthly service fee of $40 and incentive fees not to exceed $1,500 per annum. As of June 30, 2011 and December 31, 2010, there was $245 and $280, respectively, in incentive fees due to Bunge.

The Company is involved in legal proceedings in the normal course of business. The Company currently believes that any ultimate liability arising out of such proceedings will not have a material effect on the Company’s financial position, results of operations or cash flows.

The Company was in compliance with all restrictive financial covenants associated with its borrowings as of June 30, 2011.

Note 13—Subsequent Events

The Company has performed an evaluation of subsequent events through the date the financial statements were issued.

On July 12, 2011, the Company and REG Albert Lea, LLC (REG Albert Lea), a subsidiary of the Company, completed its asset acquisition of SoyMor Cooperative and SoyMor Biodiesel, LLC (collectively known as SoyMor Assets). Pursuant to the Asset Purchase Agreement, dated June 8, 2011, the Company issued 1,850,000 shares of its Common Stock in exchange for the transfer of substantially all of the SoyMor Assets and assumed certain liabilities. The assets of SoyMor consisted primarily of a 30 mmgy nameplate capacity biodiesel facility located in Albert Lea, Minnesota, as well as, a co-located soy lecithin production facility. Of the 1,850,000 shares issued, REG will own 166,139 shares due to its original investment in SoyMor Biodiesel, LLC.

On July 15, 2011, holders of the Company’s Series A Preferred Stock approved a second amended and restated certificate of incorporation, to be effective immediately prior to the completion of the Company’s proposed initial public offering, to, among other things, convert and redeem the Company’s outstanding Series A Preferred Stock for a combination of Common Stock, Series B preferred stock and a contingent cash payment.

On July 18, 2011, the Company issued a press release pursuant to Rule 134 under the Securities Act of 1933, as amended, announcing the filing of its registration statement on Form S-1 with the Securities and Exchange Commission for the purposes of an initial public offering.

On August 4, 2011, REG Albert Lea entered into a Loan Agreement with USRG Holdco IX, LLC (“USRG”) and USRG Management Company, LLC, under which USRG agreed to loan REG Albert Lea $10 million (the “Loan”) for the purpose of purchasing feedstocks and chemicals for REG Albert Lea’s biodiesel production facility located in Freeborn County, Minnesota. The Loan is secured by the assets and operations of the facility.

ANNEX G

Viant Capital LLC 500 Washington St., Suite 325 San Francisco, CA 94111 Tel (415) 820-6100 Fax (415) 820-6101

July 14, 2011

Special Committee

of the Board of Directors

Renewable Energy Group, Inc.

416 South Bell Avenue

Ames, IA 50010

Members of the Committee:

We understand that Renewable Energy Group, Inc. (“REG” or the “Company”), a Delaware corporation, intends to file for an initial public offering (the “Offering”) of its common stock (the “Common Stock”) on or around June 30, 2011. As a condition to a successful offering the underwriters selected by the Company to lead manage the Offering (the “Underwriters”) have indicated that the Company’s outstanding Series A Preferred Stock (the “Preferred”) must be recapitalized prior to the offering (the “Recapitalization”). As a result, the Company and various holders of Preferred Stock entered into negotiations with the purpose of agreeing to the terms of a recapitalization that would be acceptable to the Company, the holders of the Common and Preferred Stock and the Underwriters. Viant Capital LLC (“Viant”)* has been retained by the Special Committee to render the opinion set forth below.

Following several months of negotiation the parties agreed to the terms of the Recapitalization as set forth in the “Conversion of Preferred Securities, Summary of Terms, June 15, 2011”. In order to insure favorable tax treatment for the Recapitalization the structure of the Recapitalization was reconsidered and the parties agreed to a revised summary of terms (the “Summary of Terms”) on July 14, 2011. Under the “Summary of Terms” immediately prior to the closing of the Offering the Preferred will be recapitalized into (i) up to 3 million shares of Series B Preferred Stock (the “Series B”) bearing a 4.5% annual dividend, and (ii) 18,817,513 common shares if the Offering is completed on or before March 31, 2012 and 20,566,731 shares of Common Stock if the Offering is completed on or after April 1, 2012. An additional 335,452 shares of Common Stock will be issued in cancellation of certain warrants as identified in the Summary of Terms. Additional terms and conditions of the Recapitalization are more fully set forth in the Summary of Terms, a copy of which is attached hereto as Exhibit A.

You have asked for our opinion as to whether the Recapitalization is fair from a financial point of view to the holders of Common Stock (solely in their capacity as holders of Common Stock). For purposes of the opinion set forth herein, among other things, we have:

(a)	reviewed the Certificate of Designation of Series and Determination of Rights and Preferences of Series A Convertible Preferred Stock of REG Newco, Inc. (the “Certificate”) and the proposed form of Second Amended and Restated Certificate of Incorporation;

*	We note that Viant Group LLC, the owner of Viant Capital LLC, owns 256,535 shares of restricted Common Stock which it has received over the years as an advisor to the Company and that one of the managing directors of Viant Group LLC owns 5,179 shares of Common Stock as a result of investment in West Central Biodiesel Investors, LLC in 2006.

(b)	reviewed the REG Newco, Inc. Stockholder Agreement dated as of February 26, 2010 and the First Amendment to Stockholder Agreement dated as of June 29, 2010 (collectively the “Stockholder Agreement”) and the proposed investment agreement (the “Investment Agreement”) to be entered in concurrent with the Recapitalization;

(c)	reviewed various warrants issued to holders of Preferred Stock;

(d)	reviewed the terms and conditions of recently issued preferred stock, convertible and subordinated notes, debt, and other securities of substantially similar publicly traded companies;

(e)	reviewed the terms of certain prior transactions in the Company’s Common Stock;

(f)	reviewed the terms of prior transactions in the Company’s Preferred Stock including the amendments to the Company’s charter which occurred in 2010 in connection with a merger, and the resulting changes to the original rights, preferences, and privileges of the Company’s Preferred Stock;

(g)	reviewed certain historical and projected financial statements and operational performance data prepared by the management of the Company;

(h)	reviewed certain publicly available financial and operational data concerning companies similar to the Company;

(i)	discussed the historical, current and future financial and operational position(s) of the Company with senior executives;

(j)	compared the financial performance of the Company with that of comparable publicly-traded companies and their securities;

(k)	reviewed various documents prepared by the Company’s Underwriters regarding the Offering;

(l)	received the advice of the Underwriters regarding the proposed Recapitalization and the Summary of Terms;

(m)	reviewed an independent third party valuation prepared for the Company dated May 13, 2011 and the underlying analyses;

(n)	prepared valuation models and analyses to determine the fair market value of the Preferred and Common Stock;

(o)	considered the current state of the Company’s industry from a regulatory, policy and operational perspective; and

(p)	compared the general state of the equity and capital markets in the United States, and more particularly in the Company’s industry and business.

We have assumed and relied upon, without independent verification, the accuracy and completeness of the information that was publicly available or supplied or otherwise made available to Viant by the Company and which formed a substantial basis for this opinion. With respect to the financial projections prepared by the management of the Company, we have assumed that they have been reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of the management of the Company’s future financial performance. In addition, we have assumed that the Recapitalization will be consummated in accordance with the terms set forth in the Summary of Terms without any material change or delay and according to the stated terms and conditions. Viant has assumed that in connection with the receipt of all the necessary governmental, regulatory or other approvals and consents required for the Recapitalization, no delays, limitations, conditions or restrictions will be imposed that would have a material adverse effect on the contemplated benefits expected to be derived in the Recapitalization. We note that we are not legal, tax, or regulatory advisors or experts and have relied upon, without assuming any responsibility for independent verification or liability therefor, the assessment of the Company’s legal, tax, and regulatory advisors with respect to the legal, tax and regulatory matters related to the Recapitalization. Accordingly, we express no opinion as to legal, tax, or regulatory matters. We have not made any independent valuation or appraisal of the assets or liabilities of the Company, nor have we been furnished with any such appraisals. Our opinion is necessarily based on financial, economic, market, and other conditions as in effect on, and the information made available to us as of, the date hereof. Events occurring after the date hereof may affect this opinion and the assumptions used in preparing it, and we do not assume any obligation to update, revise or reaffirm this opinion. In addition, we are not expressing any opinion as to the prices at which the Preferred or Common Stock would or will trade at any time.

This opinion has been approved by the management of Viant Capital in accordance with our customary practice. Viant Capital is a boutique financial services firm providing investment banking, financing and financial advisory services. We have been engaged by the Company as financial advisor in connection with the Recapitalization to render this opinion and will receive a fee for rendering this opinion. In addition, the Company has agreed to indemnify us for certain liabilities arising out of our role as financial advisor and out of the rendering of this opinion and to reimburse us for our reasonable out-of-pocket expenses. This opinion is for the information of the Special Committee of the Board of Directors of the Company and may not be used for any other purpose without our prior written consent, except that a copy of this opinion may be included in its entirety in any filing the Company is required to make with the Securities and Exchange Commission in connection with obtaining approval for, and providing information about, the Recapitalization. Viant Capital expresses no opinion or recommendation as to whether the holders of the Preferred or Common Stock should vote at any shareholders’ meeting held in connection with the Recapitalization.

Based on and subject to the foregoing, we are of the opinion on the date hereof that the Recapitalization as described in the Summary of Terms is fair from a financial point of view to the holders of shares of the Company’s Common Stock (solely in their capacity as holders of Common Stock).

Sincerely,

VIANT CAPITAL LLC

Scott T. Smith

Managing Director

Viant Capital LLC

500 Washington St.

Suite 325

San Francisco, CA 94111

PROXY CARD A

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

We encourage you to take advantage of Internet voting.

Available 24 hours a day, 7 days a week.

Internet voting is available through 11:59 PM Eastern Time the day prior to the shareholder meeting date.

RENEWABLE ENERGY GROUP, INC.

INTERNET http://www.proxyvoting.com/rec.ol Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.

If you vote your proxy by Internet, you do NOT need to mail back your proxy card.

To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

        07659-A

‚  FOLD AND DETACH HERE  ‚

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” THE ELECTION OF EACH DIRECTOR, “FOR” ITEMS 2, 4 and 5 AND A VOTE FOR SHAREHOLDER APPROVAL EVERY 1 YEAR ON ITEM 3.	Please mark your votes as indicated in this example	☒
1. ELECTION OF DIRECTORS (PLEASE VOTE FOR A TOTAL OF ONLY “11” NOMINEES)
Management nominees recommends that you vote “FOR” all 11 Management Nominees listed below:

				FOR ALL	WITHHOLD FOR ALL	*EXCEPTIONS
Management nominees:

01	Jeffrey Stroburg	07	Don Huyser	☐	☐	☐
02	Paul Chatterton	08	Michael A. Jackson
03	Scott P. Chesnut	09	Jonathan Koch

04	Delbert Christensen	10	Ronald L. Mapes

05	Eric Hakmiller	11	Christopher D. Sorrells

06	Randolph L. Howard	12	Daniel J. Oh

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the “Exceptions” box above and write that nominee’s name in the space provided below.)

*Exceptions

			FOR	AGAINST	ABSTAIN
2.	Proposal to approve the advisory (non-binding) resolution relating to executive compensation.		☐	☐	☐

Management recommends a vote for Shareholder approval every 3 years.

		1 YEAR	2 YEARS	3 YEARS	ABSTAIN

3.	Proposal to approve the advisory (non-binding) resolution relating to the frequency of the executive compensation shareholder vote	☐	☐	☐	☐

			FOR	AGAINST	ABSTAIN

4.	Ratification of the appointment of the independent registered public accounting firm.		☐	☐	☐

5.	Proposal to approve the Amended and Restated 2009 Stock Incentive Plan.		☐	☐	☐
In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

RESTRICTED AREA - SCAN LINE	Mark Here for Address Change or Comments SEE REVERSE	☐

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature	Signature	Date

You can now access your Renewable Energy Group, Inc. account online.

Access your Renewable Energy Group, Inc. account online via Investor ServiceDirect® (ISD).

BNY Mellon Shareowner Services, the transfer agent for Renewable Energy Group, Inc., now makes it easy and convenient to get current information on your shareholder account.

•	View account status
•	View certificate history
•	View book-entry information
•	View payment history for dividends
•	Make address changes
•	Obtain a duplicate 1099 tax form

Visit us on the web at http://www.bnymellon.com/shareowner/equityaccess

For Technical Assistance Call 1-877-978-7778 between 9am-7pm

Monday-Friday Eastern Time

Investor ServiceDirect®

Available 24 hours per day, 7 days per week

TOLL FREE NUMBER: 1-800-370-1163

Choose MLinkSM for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.bnymellon.com/shareowner/equityaccess where step-by-step instructions will prompt you through enrollment.

‚  FOLD AND DETACH HERE  ‚

PROXY

RENEWABLE ENERGY GROUP, INC.

Annual Meeting of Stockholders – October 26, 2011

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY

The undersigned hereby appoints Daniel J. Oh and Chad Stone, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of Renewable Energy Group, Inc. Series A Preferred Stock which the undersigned is entitled to vote, and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of the company to be held October 26, 2011 or at any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the Meeting.

Address Change/Comments (Mark the corresponding box on the reverse side)

BNY MELLON SHAREOWNER SERVICES
P.O. BOX 3550
SOUTH HACKENSACK, NJ 07606-9250
RESTRICTED AREA - SCAN LINE

(Continued and to be marked, dated and signed, on the other side)	07659-A

RESTRICTED AREA - SIGNATURE LINES

PROXY CARD B

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

We encourage you to take advantage of Internet voting.

Available 24 hours a day, 7 days a week.

Internet voting is available through 11:59 PM Eastern Time the day prior to the shareholder meeting date.

RENEWABLE ENERGY GROUP, INC.

INTERNET http://www.proxyvoting.com/rec.ol Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.

If you vote your proxy by Internet, you do NOT need to mail back your proxy card.

To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

        07739-B-bl

‚  FOLD AND DETACH HERE  ‚

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” THE ELECTION OF EACH DIRECTOR, “FOR” ITEMS 2, 4 and 5 AND A VOTE FOR SHAREHOLDER APPROVAL EVERY 1 YEAR ON ITEM 3.	Please mark your votes as indicated in this example	☒

1. ELECTION OF DIRECTORS (PLEASE VOTE FOR A TOTAL OF ONLY “11” NOMINEES)

Management nominees recommends that you vote “FOR” all 11 Management Nominees listed below:

				FOR ALL	WITHHOLD FOR ALL	*EXCEPTIONS
Management nominees:
01	Jeffrey Stroburg	07	Don Huyser	☐	☐	☐
02	Paul Chatterton	08	Michael A. Jackson
03	Scott P. Chesnut	09	Jonathan Koch

04	Delbert Christensen	10	Ronald L. Mapes

05	Eric Hakmiller	11	Christopher D. Sorrells

06	Randolph L. Howard	12	Daniel J. Oh
(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the “Exceptions” box above and write that nominee’s name in the space provided below.)

*Exceptions

				FOR	AGAINST	ABSTAIN

2.	Proposal to approve the advisory (non-binding) resolution relating to executive compensation.			☐	☐	☐

Management recommends a vote for Shareholder approval every 3 years.
			1 YEAR	2 YEARS	3 YEARS	ABSTAIN

3.	Proposal to approve the advisory (non-binding) resolution relating to the frequency of the executive compensation shareholder vote		☐	☐	☐	☐

		FOR	AGAINST	ABSTAIN
4.	Ratification of the appointment of the independent registered public accounting firm.	☐	☐	☐

5.	Proposal to approve the Amended and Restated 2009 Stock Incentive Plan.

6.	Proposal to approve the amended and restated Renewable Energy Group, Inc.’s certificate of incorporation to reclassify the Company’s existing common stock as Class A common stock, to create a new class of common stock consisting of 300,000,000 authorized shares and to provide for the rights and preferences of the Class A common stock and common stock and certain other amendments, all as set forth in Article IV, Sections A and B of the Second Amended and Restated Certificate of Incorporation included as Annex A to the accompanying proxy statement/information statement.	☐	☐	☐

7.	Proposal to approve the amended and restated Renewable Energy Group, Inc.’s certificate of incorporation to provide for the conversion and redemption of the Series A preferred stock in connection with the proposed initial public offering of the Company’s common stock, authorize 3,000,000 shares of Series B preferred stock and to establish the rights, preferences, powers, restrictions and limitations of the Series B preferred stock to be issued in connection with such conversion and redemption and certain other amendments, all as set forth in Article IV, Sections C through F of the Second Amended and Restated Certificate of Incorporation included as Annex A to the accompanying proxy statement/information statement.	☐	☐	☐

8.	Proposal to approve the amended and restated Renewable Energy Group, Inc.’s certificate of incorporation to effect, alternatively, as determined by our Board of Directors in its discretion, a 1-for-1.5 reverse stock split, a 1-for-2 reverse stock split, a 1-for-2.5 reverse stock split, a 1-for-3 reverse stock split, a 1-for-3.5 reverse stock split, a 1-for-4 reverse stock split, a 1-for-4.5 reverse stock split or a 1-for-5 reverse stock split in connection with the reclassification of the existing common stock into Class A common stock.	☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

RESTRICTED AREA - SCAN LINE	Mark Here for Address Change or Comments SEE REVERSE	☐

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature	Signature	Date

You can now access your Renewable Energy Group, Inc. account online.

Access your Renewable Energy Group, Inc. account online via Investor ServiceDirect® (ISD).

BNY Mellon Shareowner Services, the transfer agent for Renewable Energy Group, Inc., now makes it easy and convenient to get current information on your shareholder account.

•	View account status
•	View certificate history
•	View book-entry information
•	View payment history for dividends
•	Make address changes
•	Obtain a duplicate 1099 tax form

Visit us on the web at http://www.bnymellon.com/shareowner/equityaccess

For Technical Assistance Call 1-877-978-7778 between 9am-7pm

Monday-Friday Eastern Time

Investor ServiceDirect®

Available 24 hours per day, 7 days per week

TOLL FREE NUMBER: 1-800-370-1163

Choose MLinkSM for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.bnymellon.com/shareowner/equityaccess where step-by-step instructions will prompt you through enrollment.

‚  FOLD AND DETACH HERE  ‚

PROXY

RENEWABLE ENERGY GROUP, INC.

Annual Meeting of Stockholders – October 26, 2011

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY

The undersigned hereby appoints Daniel J. Oh and Chad Stone, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of Renewable Energy Group, Inc.’s Common Stock which the undersigned is entitled to vote, and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of the company to be held October 26, 2011 or at any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the Meeting.

Address Change/Comments (Mark the corresponding box on the reverse side)

BNY MELLON SHAREOWNER SERVICES
P.O. BOX 3550
SOUTH HACKENSACK, NJ 07606-9250
RESTRICTED AREA - SCAN LINE

(Continued and to be marked, dated and signed, on the other side)	07739-B-bi

RESTRICTED AREA - SIGNATURE LINES